UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Amendment No. 2

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

PATHEON INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☐	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies: Restricted voting shares, without par value, of Patheon Inc. (the “Restricted Voting Shares”)

(2)

Aggregate number of securities to which transaction applies:

140,936,525 Restricted Voting Shares outstanding and options to purchase 11,011,225 Restricted Voting Shares with exercise prices at or below US$9.32.

(3)

Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

US$9.32 (per share consideration set forth in the arrangement agreement).

	(4)	Proposed maximum aggregate value of transaction: US$1,386,374,772 (excludes US$29,778,258 representing the aggregate exercise price of the options included in the aggregate number of securities)

	(5)	Total fee paid: US$178,565.08

☐	Fee paid previously with preliminary materials.

☒	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid: US$178,565.08

	(2)	Form, Schedule or Registration Statement No. Schedule 14A

	(3)	Filing Party: Patheon Inc.

	(4)	Date Filed: December 5, 2013

PRELIMINARY COPY

Patheon Inc.

4721 Emperor Boulevard, Suite 200

Durham, NC 27703

919-226-3200

—, 2014

RESOLUTION PROPOSED – YOUR VOTE IS IMPORTANT

Dear shareholder:

You are cordially invited to attend a special meeting (the “Meeting”) of the holders of restricted voting shares (“Restricted Voting Shares”) of Patheon Inc. (“Patheon”) which will be held at —, Toronto, Ontario, on —, 2014, at — (Eastern time).

At the Meeting, we will ask you to consider, pursuant to an interim order of the Ontario Superior Court of Justice (Commercial List) dated —, 2014 (the “Interim Order”), and, if determined advisable, to pass a special resolution (the “Arrangement Resolution”), the full text of which is set out in Annex G to the accompanying proxy statement and management information circular (the “Proxy Statement”), authorizing, adopting and approving, with or without variation, a statutory plan of arrangement pursuant to Section 192 of the Canada Business Corporations Act. The plan of arrangement involves, among other things, the direct or indirect acquisition by JLL/Delta Patheon Holdings, L.P. (the “Purchaser”) or its permitted assignee of all the Restricted Voting Shares issued and outstanding, all as more particularly described in the Proxy Statement (the “Arrangement”). If our shareholders approve the Arrangement Resolution and the Arrangement is completed, Patheon will become a direct or indirect wholly-owned subsidiary of the Purchaser, and you will be entitled to receive US$9.32 in cash, without interest and less any applicable withholding taxes, for each Restricted Voting Share that you own (unless you have properly exercised your dissent rights with respect to the Arrangement).

On the unanimous recommendation of the independent committee (the “Independent Committee”) of our board of directors (the “Board”), the Board concluded that the Arrangement is in the best interests of Patheon and is fair to our unaffiliated shareholders. The Board recommends that the unaffiliated shareholders vote “FOR” the Arrangement Resolution.

The Proxy Statement provides a detailed description of the matters to be addressed at the Meeting, including the Arrangement. We urge you to read these materials carefully. Your vote is very important.

We are seeking approval of the Arrangement Resolution by the affirmative vote of (a) at least 66 2⁄3% of the votes cast by the holders of Restricted Voting Shares, present in person or represented by proxy at the Meeting and (b) a majority of the votes cast by holders of Restricted Voting Shares present in person or represented by proxy at the Meeting, other than those holders of Restricted Voting Shares excluded pursuant to Section 8.1(2) of Multilateral Instrument 61-101 – Protection of Minority Security Holders in Special Transactions.

The Board also recommends that our shareholders vote “FOR” the resolution to approve, on an advisory (non-binding) basis, specified compensation that may become payable to the named executive officers of Patheon in connection with the Arrangement.

We are seeking approval of this advisory, non-binding, resolution by the affirmative vote of a majority of the votes cast by holders of Restricted Voting Shares, present in person or represented by proxy, at the Meeting. However, because the vote is advisory, it will not be binding on us or the Board.

Whether or not you are able to attend the Meeting in person, please complete, sign and date the enclosed form of proxy and return it in the envelope provided as soon as possible, or submit your proxy by telephone at 1-866-732-VOTE or by Internet voting at www.investorvote.com.

We have engaged Georgeson Shareholder Communications Canada (“Georgeson”) as our proxy solicitation agent with respect to the Arrangement. If you have any questions, you should contact Georgeson in North America toll free at 1-866-656-4121 or internationally by dialing 781-575-2182 collect, or by email at askus@georgeson.com.

Patheon’s 2013 Annual Report on Form 10-K/A has been mailed to each shareholder with this Proxy Statement. The 2013 Annual Report contains Patheon’s audited consolidated financial statements for the fiscal year ended October 31, 2013 together with the notes thereto and the report of the auditors thereon, as well as management’s discussion and analysis related to such financial statements.

Thank you for your cooperation and your continued support of Patheon.

Sincerely,

Derek Watchorn

Chair of the Independent Committee

This Proxy Statement is dated —, 2014 and is first being mailed to shareholders on or about —, 2014.

No securities regulatory authority (including any Canadian provincial or territorial securities regulatory authority, the United States Securities and Exchange Commission, any state securities commission or any other securities regulatory authority), has approved or disapproved the Arrangement, passed upon the merits or fairness of the Arrangement or passed upon the adequacy or accuracy of the information contained in this document. Any representation to the contrary is a criminal offense.

Patheon Inc.

2100 Syntex Court

Mississauga, Ontario L5N 7K9

Canada

(905) 812-2125

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held On —, 2014

To the holders of restricted voting shares of Patheon Inc.:

Notice is hereby given of a special meeting (the “Meeting”) of the holders of the restricted voting shares (“Restricted Voting Shares”) of Patheon Inc. (“Patheon”) at —, Toronto, Ontario, Canada, on —, 2014, at — (Eastern time), for the following purposes:

1.	to consider, pursuant to an interim order of the Ontario Superior Court of Justice (Commercial List) (the “Court”) dated —, 2014 (the “Interim Order”), and, if determined advisable, to pass a special resolution (the “Arrangement Resolution”), the full text of which is set out in Annex G to the accompanying proxy statement and management information circular (the “Proxy Statement”), authorizing, adopting and approving, with or without variation, a statutory plan of arrangement (the “Plan of Arrangement”) pursuant to Section 192 of the Canada Business Corporations Act (the “CBCA”). The Plan of Arrangement involves, among other things, the direct or indirect acquisition by JLL/Delta Patheon Holdings, L.P. (the “Purchaser”) or its permitted assignee of all the Restricted Voting Shares for US$9.32 in cash per Restricted Voting Share, all as more particularly described in the Proxy Statement (the “Arrangement”);

2.	to consider, and if determined advisable, to pass a resolution approving, on an advisory (non-binding) basis, specified compensation that may become payable to the named executive officers of Patheon in connection with the Arrangement, all as more particularly described in the Proxy Statement (the “Patheon Advisory (Non-Binding) Resolution on Specified Compensation”); and

3.	to transact such other business as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

The Proxy Statement provides additional information relating to the matters to be addressed at the Meeting, including the Arrangement. The Proxy Statement, a form of proxy and a Letter of Transmittal accompany this Notice of Meeting.

Only holders of record of Restricted Voting Shares as of the close of business on —, 2014 are entitled to notice of, and to vote at, the Meeting and any adjournment(s) or postponement(s) thereof.

We are seeking approval of the Arrangement Resolution by the affirmative vote of (a) at least 66  2⁄3% of the votes cast by the holders of Restricted Voting Shares, present in person or represented by proxy at the Meeting and (b) a majority of the votes cast by holders of Restricted Voting Shares, present in person or represented by proxy at the Meeting, other than those holders of Restricted Voting Shares excluded pursuant to Section 8.1(2) of Multilateral Instrument 61-101 – Protection of Minority Security Holders in Special Transactions.

We are seeking approval of the Patheon Advisory (Non-Binding) Resolution on Specified Compensation by the affirmative vote of a majority of the votes cast by holders of Restricted Voting Shares, present in person or represented by proxy, at the Meeting. However, because the vote is advisory, it will not be binding on Patheon or the Patheon Board of Directors.

Registered shareholders who are unable to attend the Meeting in person are requested to complete, date, sign and return (in the envelope provided for that purpose) the accompanying form of proxy for use at the Meeting. To be used at the Meeting, proxies must be received by Patheon’s registrar and transfer agent, Computershare Investor Services Inc., at 8th Floor, 100 University Avenue, Toronto, Ontario M5J 2Y1, or by telephone at 1-866-732-VOTE or by Internet voting at www.investorvote.com, before 5:00 p.m. (Eastern time) on —, 2014 or, in the case of an adjournment or postponement of the Meeting, no later than 5:00p.m. (Eastern time) on the second business day before the date that any adjourned or postponed Meeting is reconvened or held, as the case may be. Late proxies may be accepted or rejected by the chairperson of the Meeting in his or her discretion, and the chairperson is under no obligation to accept or reject any particular late proxy.

The Patheon Board of Directors recommends that unaffiliated shareholders vote “FOR” the Arrangement Resolution.

The Patheon Board of Directors recommends that shareholders of Patheon vote “FOR” the Patheon Advisory (Non-Binding) Resolution on Specified Compensation.

Registered shareholders have the right to dissent with respect to the Arrangement Resolution and, if the Arrangement Resolution becomes effective, to be paid the fair value of their Restricted Voting Shares in accordance with the provisions of Section 190 of the CBCA, except as the procedures of that Section are varied by the Interim Order, the Final Order and the Plan of Arrangement. This right is described under the heading “Dissent Rights” in the Proxy Statement. Failure to strictly comply with the dissent procedures described in the Proxy Statement may result in the loss or unavailability of the right to dissent. If you are a beneficial owner of Restricted Voting Shares registered in the name of a broker or other intermediary and wish to dissent, you should be aware that ONLY REGISTERED HOLDERS OF RESTRICTED VOTING SHARES ARE ENTITLED TO EXERCISE RIGHTS OF DISSENT. If you are not a registered shareholder and wish to dissent, you should contact your broker or other intermediary immediately to make arrangements in order that your dissent rights may be exercised.

A shareholder may examine the list of shareholders entitled to vote at the Meeting during usual business hours at our registered office located at 2100 Syntex Court, Mississauga, Ontario L5N 7K9 or the offices of Computershare Investor Services Inc. located at 9th Floor, 100 University Avenue, Toronto, Ontario M5J 2Y1 and at the Meeting.

By Order of the Board of Directors,

Michael E. Lytton

Secretary

[                    ]

—, 2014

ANNEX D	FORMAL VALUATION AND FAIRNESS OPINION OF BMO CAPITAL MARKETS

ANNEX E	FAIRNESS OPINION OF RBC

ANNEX F	OPINION OF JEFFERIES LLC

ANNEX G	ARRANGEMENT RESOLUTION

ANNEX H	PLAN OF ARRANGEMENT

ANNEX I	RIGHT TO DISSENT (SECTION 190 OF THE CBCA)

ANNEX J	NOTICE OF APPLICATION – PLAN OF ARRANGEMENT

ANNEX K	INTERIM ORDER

ANNEX L	LETTER OF TRANSMITTAL

ANNEX M	2012 MERCER EXECUTIVE REMUNERATION SURVEY

ANNEX N	RADFORD GLOBAL LIFE SCIENCES SURVEY 2012

ANNEX O	TOWERS WATSON GENERAL INDUSTRY EXECUTIVE COMPENSATION SURVEY 2012

INFORMATION CONTAINED IN THIS PROXY STATEMENT AND MANAGEMENT

INFORMATION CIRCULAR

The information contained in this proxy statement and management information circular (this “Proxy Statement”), unless otherwise indicated, is given as of —, 2014.

No person is authorized by Patheon Inc. (“Patheon”), JLL/Delta Patheon Holdings, L.P. (the “Purchaser”) or any other person to give any information (including any representations) in connection with the matters to be considered at the Meeting (as defined below) other than the information contained in this Proxy Statement. This Proxy Statement does not constitute an offer to sell, or a solicitation of an offer to acquire, any securities, or a solicitation of a proxy, by any person in any jurisdiction in which such an offer or solicitation is not authorized or is unlawful.

Information contained in this Proxy Statement should not be construed as legal, tax or financial advice, and holders of restricted voting shares of Patheon (“Restricted Voting Shares”) should consult their own professional advisors concerning the consequences of the Arrangement (as defined below) in their own circumstances.

CURRENCY AND EXCHANGE RATES

All amounts in this Proxy Statement are expressed in the currency expressly indicated in such instance. The rate of exchange between the Canadian dollar and the US dollar based on the daily noon exchange rate of the Bank of Canada on November 18, 2013, the date prior to the announcement of the execution of the Arrangement Agreement (as defined below), was approximately CDN$1.043 per US$1.00, and as of —, 2014, the latest practicable date prior to the mailing of this Proxy Statement, was approximately CDN$— per US$1.00.

NOTICES TO SHAREHOLDERS IN CANADA

This Proxy Statement is subject to the requirements of Section 14(a) of the United States Securities Exchange Act of 1934, as amended (the “Exchange Act”), as well as applicable Canadian corporate and securities laws. Accordingly, this Proxy Statement has been prepared in accordance with disclosure requirements in effect in the United States and in Canada.

Financial statements and other financial information referred to in this Proxy Statement have been prepared in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”). Shareholders who are resident in Canada should be aware that U.S. GAAP is different from International Financial Reporting Standards generally applicable to Canadian-incorporated companies.

NOTICES TO SHAREHOLDERS OUTSIDE OF CANADA

Patheon is a corporation incorporated under the laws of Canada. The solicitation of proxies and the transactions contemplated in this Proxy Statement involve securities of a Canadian corporation and are being effected in accordance with Canadian corporate law and Canadian and U.S. securities laws. Patheon has prepared this Proxy Statement in accordance with the disclosure requirements of Canada and of the United States and the Arrangement is to be carried out in accordance with the applicable laws of Canada.

Holders of Restricted Voting Shares (“Shareholders”) who are not residents of Canada should be aware that the disposition of Restricted Voting Shares pursuant to the Arrangement may have tax consequences both in Canada and in the jurisdiction in which they are resident (including the United States) which may not be described fully herein. The tax treatment of Shareholders pursuant to the Arrangement is dependent on their individual circumstances and the tax jurisdiction applicable to such Shareholders. It is recommended that Shareholders consult their own tax advisors in this regard.

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CAUTIONARY NOTE REGARDING FORWARD-LOOKING INFORMATION AND RISKS

This Proxy Statement, and the documents incorporated into this Proxy Statement by reference, contain “forward-looking information” within the meaning of the applicable Canadian securities laws that are based on expectations, estimates and projections as at the date of this Proxy Statement or the dates of the documents incorporated by reference, as applicable. This forward-looking information includes (but is not limited to) statements and information concerning: the Arrangement; the intentions, plans and future actions of the Purchaser or its permitted assignee and Patheon; the timing for the implementation of the Arrangement and the potential benefits of the Arrangement; the likelihood of the Arrangement being completed; principal steps of the Arrangement; statements made in, and based upon, the Fairness Opinion of RBC (as defined below), the Fairness Opinion of BMO Capital Markets (as defined below) and the Formal Valuation of BMO Capital Markets (as defined below); statements relating to the business and future activities of the Purchaser and Patheon after the date of this Proxy Statement and prior to, and after, the Effective Time, as defined in the Plan of Arrangement (as defined below); Shareholder approval and Ontario Superior Court of Justice (Commercial List) (the “Court”) approval of the Arrangement; regulatory approvals of the Arrangement; and other statements that are not historical facts.

Any statements that involve discussions with respect to predictions, expectations, beliefs, plans, projections, objectives, assumptions, future events or performance (often but not always using phrases such as “expects,” or “does not expect,” “is expected,” “anticipates” or “does not anticipate,” “plans,” “budget,” “scheduled,” “forecasts,” “estimates,” “believes” or “intends” or variations of such words and phrases or stating that certain actions, events or results “may” or “could,” “would,” “might” or “will” be taken to occur or be achieved) are not statements of historical fact and may be forward-looking information and are intended to identify forward-looking information.

This forward-looking information is based on the beliefs of Patheon’s management and, with respect to the Purchaser or Patheon following the Effective Time, the management of the Purchaser, as well as on assumptions and other factors which such management believes to be reasonable based on information available at the time such statements were made. Such assumptions include, among other things, the satisfaction of the terms and conditions of the Arrangement, including the approval of the Arrangement and its fairness by the Court, and the receipt of the Key Regulatory Approvals (as defined below).

By its nature, forward-looking information is based on assumptions and involves known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of Patheon or the Purchaser to be materially different from any future results, performance or achievements expressed or implied by the forward-looking information. Forward-looking information is subject to a variety of risks, uncertainties and other factors which could cause actual events or results to differ from those expressed or implied by the forward-looking information, including, without limitation: the Arrangement Agreement may be terminated in certain circumstances; general business, economic, competitive, political, regulatory and social uncertainties; risks related to factors beyond the control of the Purchaser or Patheon; regulatory requirements; risks related to certain directors and executive officers of Patheon having interests in the Arrangement that are different from other Shareholders; risks relating to the fact that the Arrangement Agreement contains provisions that could discourage a competing acquirer of Patheon; a risk that at least 66 2⁄3% of the votes cast by holders of Restricted Voting Shares are not cast in favor of approving the Arrangement Resolution (as defined below); risk that the Majority-of-the-Minority Vote (as defined below) is not obtained; and risks that other conditions to the consummation of the Arrangement are not satisfied.

This list is not exhaustive of the factors that may affect any forward-looking information. Forward-looking information is about the future and inherently uncertain. There can be no assurance that the forward-looking information will prove to be accurate. Actual results could differ materially from those reflected in the forward-looking information as a result of, among other things, the matters set out or incorporated by reference in this Proxy Statement generally and economic and business factors, some of which may be beyond the control of

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Patheon or the Purchaser. Some of the more important risks and uncertainties that could affect forward-looking information are described further under the heading “Risks Associated with the Arrangement” beginning on page 192 below. Forward-looking information is provided to assist external stakeholders in understanding our expectations and plans relating to the future as of the date of this Proxy Statement and may not be appropriate for other purposes. Patheon and the Purchaser expressly disclaim any intention or obligation to update or revise any information contained in this Proxy Statement (including forward-looking information) except as required by applicable laws, and Shareholders should not place undue reliance on forward-looking information.

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SUMMARY TERM SHEET

This Summary Term Sheet highlights material information contained in this Proxy Statement, but may not contain all of the information that may be important to you. Accordingly, we urge you to read carefully this entire Proxy Statement, including its annexes and the documents referred to or incorporated by reference in this Proxy Statement. We have included page references parenthetically to direct you to a more complete description of the topics in this summary.

In this Proxy Statement, the terms “we,” “us,” “our,” “our Company,” “the Company” and “Patheon” refer to Patheon Inc.

Parties to the Arrangement Agreement

Patheon Inc.

4721 Emperor Boulevard, Suite 200

Durham, NC 27703

919-226-3200

www.patheon.com

We are a leading provider of commercial manufacturing outsourcing services (“CMO”) and outsourced pharmaceutical development services (“PDS”) to the global pharmaceutical industry. We believe we are the world’s third-largest CMO provider and the world’s largest PDS provider based on calendar year 2011 revenues provided by PharmSource, a provider of pharmaceutical outsourcing business information. We offer a wide range of services throughout the lifecycle of a pharmaceutical molecule, from early development, through late development to commercial manufacturing, including lifecycle management services. During the fiscal year ended October 31, 2013 (“Fiscal 2013”), we provided services to approximately 533 customers throughout the world, including 19 of the world’s 20 largest pharmaceutical companies, eight of the world’s 10 largest biotechnology companies and eight of the world’s 10 largest specialty pharmaceutical companies. In Fiscal 2013, we manufactured 12 of the top 100 selling drug compounds in the world based on revenues for the products reported by Evaluate Pharma, a provider of pharmaceutical industry data, and our products were distributed in approximately 60 countries. We are also currently developing 12 of the top 100 development stage drugs in the world on behalf of our customers based on potential revenues for the products reported by Evaluate Pharma.

We are incorporated under the Canada Business Corporations Act (the “CBCA”) and our registered office is located at 2100 Syntex Court, Mississauga, Ontario L5N 7K9.

JLL/Delta Patheon Holdings, L.P.

c/o JLL Partners, Inc.

450 Lexington Avenue, 31st Floor

New York, New York, 10017

The Purchaser is a newly formed exempted limited partnership organized under the laws of the Cayman Islands. The Purchaser was formed for the purpose of entering into the arrangement agreement between the Company and the Purchaser, dated as of November 18, 2013, as may be amended from time to time (the “Arrangement Agreement”), and attached as Annex C to this Proxy Statement, which provides for a plan of arrangement (the “Plan of Arrangement”) that is attached as Schedule A to the Arrangement Agreement, entering into the contribution agreement, dated November 18, 2013 (the “Contribution Agreement”), among the Purchaser, JLL Patheon Co-Investment Fund, L.P. (“JLL Holdco”) and Koninklijke DSM N.V., a Dutch-based multinational life sciences and materials sciences company (“DSM”) (as described in “Special Factors – Contribution Agreement” beginning on page 77 below), and consummating the transactions contemplated by the Arrangement Agreement and the Contribution Agreement. The Purchaser is controlled by JLL/Delta Patheon GP, Ltd., an exempted company incorporated in the Cayman Islands with limited liability that is controlled by DSM and JLL Holdco pursuant to an interim shareholders’ agreement (as described in “Special Factors – Plans for Patheon After the

Arrangement – JLL/DSM Pre-Closing Reorganization” beginning on page 84 below). The Purchaser has not carried on any activities to date, except for activities incidental to its formation and activities undertaken in connection with the transactions contemplated by the Arrangement Agreement and the Contribution Agreement.

Pursuant to the Arrangement Agreement and the Plan of Arrangement, the Purchaser assigned all of its rights under the Arrangement Agreement to, and all of its obligations under the Arrangement Agreement were assumed by JLL/Delta Canada Inc., an indirect subsidiary of the Purchaser (“Canco”) on January 14, 2014. The Purchaser shall continue to be liable jointly and severally with Canco for all of its obligations under the Arrangement Agreement.

We refer to the Purchaser, Canco, JLL Patheon Holdings, Coöperatief U.A. (“JLL CoOp”), JLL Patheon Holdings, LLC (“JLL LLC 1”), JLL Partners Fund V (Patheon), L.P. (“JLL Fund V”), JLL Associates V (Patheon), L.P., JLL Associates G.P. V (Patheon), Ltd. (“JLL Limited”), JLL/Delta Patheon GP, Ltd., JLL Holdco, JLL Partners Fund VI, L.P. (“JLL Fund VI”), JLL Partners Fund V, L.P., JLL Partners Fund VI (Patheon), L.P. and JLL Partners Fund V (New Patheon), L.P., collectively, as the “JLL Parties” in this Proxy Statement. The JLL Parties are associated with JLL Partners, Inc. (“JLL”), a private equity firm based in New York, NY.

See “Information Concerning the JLL Parties, the Management Parties and DSM – Business and Background” beginning on page 202 below.

The Meeting

See “General Proxy Information” beginning on page 165 below.

A special meeting of the Shareholders (the “Meeting”) will be held at the —, Toronto, Ontario, Canada, —, on —, 2014 commencing at — (Eastern time).

Record Date

See “General Proxy Information – Record Date” beginning on page 165 below.

Only Shareholders of record at the close of business on —, 2014 (the “Record Date”) will be entitled to receive notice of and to vote at the Meeting, or any adjournment(s) or postponement(s) thereof.

Purpose of the Meeting

The purpose of the Meeting is to:

(a)	consider, pursuant to an interim order of the Court dated —, 2014 (the “Interim Order”), and, if determined advisable, to pass, with or without amendments, a special resolution (the “Arrangement Resolution”), the full text of which is set out in Annex G to this Proxy Statement, to approve a statutory plan of arrangement under Section 192 of the CBCA, involving, among other things, the direct or indirect acquisition by the Purchaser of all the Restricted Voting Shares (the “Arrangement”) pursuant to the Arrangement Agreement and the Plan of Arrangement; and

(b)	consider, and if determined advisable, to pass a resolution approving, on an advisory (non-binding) basis, specified compensation that may become payable to the named executive officers of Patheon in connection with the Arrangement (the “Patheon Advisory (Non-Binding) Resolution on Specified Compensation”).

The vote on the Patheon Advisory (Non-Binding) Resolution on Specified Compensation is separate and apart from the vote on the Arrangement Resolution. Accordingly, a shareholder may vote “FOR” the Patheon Advisory (Non-Binding) Resolution on Specified Compensation and vote “AGAINST” the Arrangement Resolution (and vice versa).

Required Vote

Pursuant to the CBCA, the Interim Order and Multilateral Instrument 61-101 – Protection of Minority Security Holders in Special Transactions of the Ontario Securities Commission and the Autorité des marchés financiers (Québec) (“MI 61-101”), the Arrangement Resolution requires the following approvals by an affirmative vote of the Shareholders:

(a)	at least two-thirds (66 2⁄3%) of the votes cast by Shareholders at the Meeting in person or by proxy; and

(b)	a majority of votes cast by Shareholders at the Meeting in person or by proxy, other than by those Shareholders required to be excluded pursuant to Section 8.1(2) of MI 61-101 (the “Majority-of-the-Minority Vote”).

See “The Arrangement – Regulatory Law Matters and Securities Law Matters – Securities Law Matters – Minority Shareholder Approval” beginning on page 159 below for details regarding the votes to be excluded.

Adoption of the Patheon Advisory (Non-Binding) Resolution on Specified Compensation will require that it be passed by the affirmative vote of a majority of the votes cast by Shareholders present in person or represented by proxy at the Meeting, however, because the vote is advisory, it will not be binding upon Patheon or the board of directors of Patheon (the “Board”).

Voting Agreements

See “Special Factors – Voting Agreements” beginning on page 130 below.

On November 18, 2013, certain Shareholders entered into voting and support agreements (the “Voting Agreements”) with Patheon and the Purchaser. The Voting Agreements set forth, among other things, the agreement of such Shareholders to vote their Restricted Voting Shares in favour of the Arrangement and any matter necessary for the consummation of the Arrangement and against any Acquisition Proposal, as defined in the Arrangement Agreement, and/or any other matter that could reasonably be expected to delay, prevent or frustrate the completion of the Arrangement. As of November 19, 2013 (the date on which the Arrangement was announced), the parties to the Voting Agreements owned approximately 20.45% of the outstanding Restricted Voting Shares that are eligible to vote in the Majority-of-the-Minority Vote and the parties to the Voting Agreements owned approximately 66.08% of all outstanding Restricted Voting Shares.

Principal Steps of the Arrangement

Pursuant to the Arrangement, under Canadian law, certain corporate steps will be deemed to have been commenced at the Effective Time and to have occurred in sequence as provided in the Plan of Arrangement. As a result, after giving effect to the Arrangement and the assignment by the Purchaser to Canco of its rights under the Arrangement Agreement and the Plan of Arrangement:

•	Shareholders (other than JLL Fund V or any registered holder who exercises Dissent Rights (as defined below)) will be deemed to have transferred their Restricted Voting Shares to Canco in exchange for US$9.32 in cash and shall cease to be Shareholders;

•	Shareholders who validly exercise Dissent Rights will be deemed to have transferred their Restricted Voting Shares to Canco in consideration for the right to receive an amount representing the fair value of their Restricted Voting Shares determined and payable pursuant to the dissent provisions of the Plan of Arrangement and shall cease to be Shareholders;

•	all options to purchase Restricted Voting Shares (“Company Options”) issued by Patheon that are outstanding immediately prior to the Effective Time with an exercise price that is less than US$9.32 will be deemed to be vested and holders thereof will be entitled to receive, for each Company Option, the difference between the exercise price of such Company Option and US$9.32;

•	all Company Options with an exercise price equal to or greater than US$9.32 will be cancelled without consideration;

•	Patheon’s stock option plan will be terminated;

•	each deferred share unit (“DSU”) issued by Patheon and outstanding immediately prior to the Effective Time will be deemed to be vested and a holder thereof will be entitled to receive a cash payment of US$9.32, payable in accordance with Patheon’s DSU plan (the “DSU Plan”) and the DSU Plan will then be terminated;

•	all of the Class I Preferred Shares, Series D (the “Special Preferred Voting Shares”) of Patheon (which are held by JLL LLC 1, a subsidiary of JLL Fund V) will be purchased for cancellation by Patheon for an aggregate nominal cash payment of US$15; and

•	Canco and Patheon will be amalgamated and will continue as an amalgamated corporation with the name Patheon Inc.

All payments made pursuant to the Plan of Arrangement are subject to withholding of tax deductions and other amounts properly withheld pursuant to the Plan of Arrangement.

The Plan of Arrangement also includes steps which, together with other steps and transactions taken outside the Plan of Arrangement, have the effect of, among other things, funding the payments referred to above, reorganizing the holdings of the JLL Parties in Patheon, providing for the contribution by DSM of its pharmaceutical products business group, DSM Pharmaceutical Products (the “DPP Business”), and the contribution by JLL Associates V (Patheon), L.P. of its general partnership interest in JLL Fund V to the Purchaser, and effecting a reorganization of Patheon’s subsidiaries into a less complex holding structure. As part of the JLL reorganization of the JLL Parties’ holdings in Patheon, the Purchaser (or one or more designated wholly owned subsidiaries of Purchaser) will purchase all of the limited partnership interests in JLL Fund V from the limited partners of JLL Fund V for an aggregate payment in cash equal to the product of the Share Consideration (as defined below) and the number of Restricted Voting Shares held directly or indirectly by JLL Fund V at such time, less the value of the general partnership interest in JLL Fund V contributed to JLL Holdco and subject to the terms of the JLL Fund V limited partnership agreement.

For a more detailed discussion of the steps of the Plan of Arrangement, see “The Arrangement – Principal Steps of the Arrangement” beginning on page 153 below. The summaries of the Plan of Arrangement are qualified in their entirety by the full text of the Plan of Arrangement which is attached as Annex H to this Proxy Statement.

Position of the Independent Committee as to Fairness

In reaching its conclusion that the Arrangement is substantively fair to unaffiliated Shareholders and that the Arrangement is in the best interests of the Company, the independent committee (the “Independent Committee”) of the Board considered and relied upon a number of factors, including:

•	the fact that the purchase price per Restricted Voting Share of US$9.32 represents a premium of approximately 73% to the 20 trading day volume-weighted average price of the Restricted Voting Shares on the Toronto Stock Exchange (the “TSX”) for the period ended November 18, 2013, the last trading day preceding the announcement of the transaction, and a premium of approximately 64% over the closing price for the Restricted Voting Shares on the TSX for November 18, 2013;

•	the fact that after discussions with the Purchaser, the Independent Committee concluded that US$9.32 per share was the highest price that it could obtain from the Purchaser;

•	the receipt of the Fairness Opinion of BMO Nesbitt Burns, Inc. (“BMO Capital Markets”), dated November 18, 2013 (the “Fairness Opinion of BMO Capital Markets”), to the effect that, as of such date, subject to the assumptions, limitations and qualifications set forth therein, the Share Consideration to be received by Shareholders under the Arrangement (other than those Shareholders excluded from the Majority-of-the-Minority Vote pursuant to Section 8.1(2) of MI 61-101), was fair, from a financial point of view, to those Shareholders. Patheon, as of the date thereof, has determined that those Shareholders were all Shareholders except the JLL Parties and James Mullen (the “Minority Shareholders”); and

•	the receipt of the Fairness Opinion of RBC Dominion Securities, Inc. (“RBC”), dated November 18, 2013 (the “Fairness Opinion of RBC”), to the effect that as of that date, and based upon and subject to the analyses, assumptions, qualifications and limitations set forth therein, the Share Consideration to be received by Shareholders, other than Shareholders in the buying group comprised of DSM, the JLL Parties and their respective affiliates, and any member of senior management of the Company who has entered into an option cancellation agreement and who will receive equity interests in affiliates of JLL participating in the Arrangement, under the Arrangement was fair, from a financial point of view, to those Shareholders (which Shareholders, Patheon has determined, as of the date thereof, were the Minority Shareholders).

The Independent Committee believes that the Arrangement is procedurally fair to the Company’s unaffiliated Shareholders for, but not limited to, the following reasons:

•	the Independent Committee retained and worked extensively with independent financial and legal advisors;

•	the Independent Committee considered whether alternative transactions, including a sale of Patheon to a third party, and in particular an auction of Patheon, were viable alternatives but determined they were not;

•	the Independent Committee had the right to not recommend the Arrangement to the Board;

•	the Independent Committee conducted arm’s-length negotiations with the Purchaser regarding the terms of the Arrangement Agreement;

•	the Arrangement Resolution must be approved by the Majority-of-the-Minority Vote;

•	completion of the Arrangement will be subject to a judicial determination that the Arrangement is fair and reasonable to the security holders of Patheon; and

•	any registered Shareholders who oppose the Arrangement may, upon strict compliance with certain procedures, exercise Dissent Rights and, if ultimately successful, receive fair value for their Restricted Voting Shares as determined by the Court.

See “Dissent Rights” beginning on page 195 below.

See “Special Factors – Position of the Independent Committee as to Fairness” beginning on page 38 below.

Recommendation of the Independent Committee

Having undertaken a thorough review of, and carefully considered, information concerning Patheon, the Purchaser and the Arrangement, as described above, and after consulting with independent financial and legal advisors, the Independent Committee has unanimously determined that:

(i)	the Arrangement is in the best interests of Patheon;

(ii)	the Share Consideration to be received by the unaffiliated Shareholders is fair to those Shareholders;

(iii)	the Arrangement is fair to the unaffiliated Shareholders; and

(iv)	the unaffiliated Shareholders should vote in favour of the Arrangement Resolution.

The Independent Committee has also unanimously recommended that the Board approve the Arrangement and that the Board recommend that the unaffiliated Shareholders vote in favour of the Arrangement Resolution.

Recommendation of the Board

After careful consideration by the Board, the Board has unanimously concluded (with the interested directors, namely Messrs. Agroskin, Lagarde, Levy, Mullen and O’Leary, abstaining) that (i) the Arrangement is in the best interests of Patheon, (ii) the Share Consideration to be received by the unaffiliated Shareholders is fair to those

Shareholders, (iii) the Arrangement is fair to the unaffiliated Shareholders and (iv) the unaffiliated Shareholders should vote in favour of the Arrangement Resolution. As part of this consideration, the Board relied upon and adopted those factors identified by the Independent Committee as to the fairness of the Arrangement. To the Company’s knowledge, each director and executive officer of the Company intends to vote his or her Restricted Voting Shares FOR the Arrangement Resolution.

Formal Valuation and Fairness Opinion of BMO Capital Markets

The Independent Committee retained BMO Capital Markets to prepare a formal valuation of the Restricted Voting Shares in accordance with MI 61-101, and to provide the Independent Committee its opinion as to the fairness, from a financial point of view, of the Share Consideration to be received by the Minority Shareholders pursuant to the Arrangement.

BMO Capital Markets was of the opinion that, as of November 18, 2013, the fair market value of the Restricted Voting Shares was in the range of US$8.75 to US$10.25 per Restricted Voting Share, and that the Share Consideration to be received under the Arrangement by the Minority Shareholders was fair, from a financial point of view, to the Minority Shareholders. The Formal Valuation and Fairness Opinion of BMO Capital Markets (as defined on page 38 below) were provided solely for the use of the Independent Committee and the Board and for inclusion in this Proxy Statement and are not recommendations as to how Shareholders should vote in respect of the Arrangement Resolution. The summary of the Formal Valuation and Fairness Opinion of BMO Capital Markets in this Proxy Statement is qualified in its entirety by the full text of the Formal Valuation and Fairness Opinion of BMO Capital Markets. Shareholders are urged to read the Formal Valuation and Fairness Opinion of BMO Capital Markets in its entirety, a copy of which is attached as Annex D to this Proxy Statement.

See “Special Factors – Formal Valuation and the Fairness Opinion of BMO Capital Markets” beginning on page 46 below.

Fairness Opinion of RBC

The Independent Committee retained RBC to provide advice and assistance to the Independent Committee in evaluating the Arrangement, including the preparation and delivery to the Independent Committee and the Board of the Fairness Opinion of RBC. On November 18, 2013, RBC advised the Independent Committee orally and subsequently delivered its written opinion that, based upon and subject to the analyses, assumptions, qualifications and limitations set forth in the Fairness Opinion of RBC (the full text of which is attached as Annex E to this Proxy Statement), RBC was of the opinion that, as of November 18, 2013, the Share Consideration of cash in the amount of US$9.32 per Restricted Voting Share to be received by the Minority Shareholders (as that term is defined in the Fairness Opinion of RBC) pursuant to the Arrangement was fair from a financial point of view to those Shareholders. The Fairness Opinion of RBC was provided for the use of the Independent Committee and the Board for inclusion in this Proxy Statement. The Fairness Opinion of RBC was not and is not a recommendation as to how any Shareholder should vote at the Meeting. The summary of the Fairness Opinion of RBC in this Proxy Statement is qualified in its entirety by the full text of the Fairness Opinion of RBC. Shareholders are urged to read the Fairness Opinion of RBC in its entirety, a copy of which is attached as Annex E to this Proxy Statement. In the Fairness Opinion of RBC (and for purposes of each reference in this Proxy Statement to the Fairness Opinion of RBC and the description of the analyses conducted by RBC in connection with the preparation of the Fairness Opinion of RBC), RBC defines “Minority Shareholders” as Shareholders other than Shareholders in the buying group comprised of DSM, the JLL Parties and their respective affiliates, and any member of senior management of the Company who has entered into an option cancellation agreement and who will receive equity interests in affiliates of JLL participating in the Arrangement. Patheon has determined, as of the date of this Proxy Statement, that “Minority Shareholders,” as that term is used in the Fairness Opinion of RBC, are the Minority Shareholders as that term is defined in this Proxy Statement.

See “Special Factors – Fairness Opinion of RBC” beginning on page 60 below.

Position of the JLL Parties, the Management Parties and DSM Regarding Fairness of the Arrangement

James C. Mullen, Michael E. Lytton and Stuart Grant (together, the “Management Parties”) and the JLL Parties and DSM (who are described in “Information Concerning the JLL Parties, Management Parties and DSM – Business and Background” beginning on page 202) believe that the Arrangement is substantively and procedurally fair to Patheon’s unaffiliated Shareholders. The JLL Parties, the Management Parties and DSM believe that this conclusion is supported by their knowledge and analysis of available information about Patheon and by the factors discussed under “Special Factors – Purposes and Reasons for the Arrangement from the Perspective of the JLL Parties, the Management Parties and DSM” beginning on page 73.

Arrangement Agreement

The Arrangement Agreement is the document entered into between Patheon and the Purchaser that sets out the obligations of each party relating to the Arrangement. Upon the terms and subject to the conditions of the Arrangement Agreement, each holder of Restricted Voting Shares (other than the Restricted Voting Shares currently held indirectly by JLL Fund V) will be entitled to receive US$9.32 in cash, without interest and less any applicable withholding taxes, referred to herein as the “Share Consideration”, for each Restricted Voting Share held by such holder immediately prior to the Arrangement, unless such holder has properly exercised his, her or its Dissent Rights. As a result of the Arrangement, we will become an indirect wholly-owned subsidiary of the Purchaser, and we will apply to de-list the Restricted Voting Shares from the TSX, terminate registration of the Restricted Voting Shares under the Exchange Act and will no longer be required to file periodic reports with the Securities and Exchange Commission (the “SEC”). We will also make an application to cease to be a reporting issuer (or equivalent) in each of the provinces and territories of Canada. Following consummation of the Arrangement, you will not own any equity interests of the successor corporation.

The Arrangement Agreement contains certain representations and warranties made by us to the Purchaser and representations and warranties made by the Purchaser to us (for more information regarding the purposes and limitations of such representations and warranties, see “The Arrangement Agreement – Representations and Warranties” beginning on page 173 below). It also includes various covenants that will require us and the Purchaser to take or not take certain actions leading up to the consummation of the Arrangement. Additionally, the Arrangement Agreement contains certain conditions that must be met before the parties to the Arrangement Agreement, collectively and individually, are required to complete the Arrangement.

A more detailed description of the Arrangement Agreement can be found in the section of this Proxy Statement entitled “The Arrangement Agreement” beginning on page 173 below. The Arrangement Agreement is attached as Annex C to this Proxy Statement. Please read it carefully, as the Arrangement Agreement is the actual document that sets forth the binding obligations of Patheon and the Purchaser.

Conditions to the Arrangement

Patheon and the Purchaser are not required to complete the Arrangement unless each of the following conditions is satisfied, or waived, on or as of the Effective Time:

•	the Arrangement Resolution has been approved by the Shareholders at the Meeting, in accordance with the Interim Order;

•	the Interim Order and the final court order from the Court approving the Arrangement (the “Final Order”) have each been obtained and have not been set aside or modified in a manner unacceptable to either party;

•	each of the Key Regulatory Approvals (as described below in the section of this Proxy Statement entitled “The Arrangement – Regulatory Law Matters and Securities Law Matters – Regulatory Law Matters” beginning on page 155) has been made, given or obtained, and each such Key Regulatory Approval is in force and has not been modified;

•	no law is in effect that makes the consummation of the Arrangement illegal or otherwise prohibits or enjoins us or the Purchaser from consummating the Arrangement; and

•	the Articles of Arrangement to be filed with the CBCA Director (as defined on page 163 below) under the CBCA are in form and content reasonably satisfactory to Patheon and the Purchaser.

The Purchaser is not required to complete the Arrangement unless certain conditions have been satisfied, or waived by the Purchaser, on or as of the Effective Time, including:

•	we have fulfilled or complied in all material respects with each of our covenants as required by the Arrangement Agreement, and we have delivered a certificate confirming the same to the Purchaser;

•	excluding any regulatory approval that has been received or the terms thereof, there is no action or proceeding by a governmental entity pending or threatened, or any action or proceeding by a person who is not a governmental entity pending that would reasonably be expected to: (i) materially limit the Purchaser’s or any of its subsidiaries’ ability to acquire or exercise the full rights of any Restricted Voting Shares; (ii) prohibit or materially restrict the ownership or operation by the Purchaser or any of its subsidiaries (after the Effective Time) of the business or assets of Patheon and its subsidiaries, taken as a whole (after the Effective Time); (iii) require the Purchaser or any of its subsidiaries to conduct its businesses in a specified manner that would materially restrict the operation of such businesses, taken as a whole, relative to their operation as of the date of the Arrangement Agreement; (iv) compel the Purchaser or any of its subsidiaries (after the Effective Time) to dispose of or hold separate any material portion of its business or assets; (v) require DSM or its affiliates (other than the Purchaser or its subsidiaries (after the Effective Time)) to take any action or refrain from taking any action with respect to any of their businesses (other than the business of the Purchaser and its subsidiaries (after the Effective Time)); or (vi) prevent or materially delay the consummation of the Arrangement, or if the Arrangement is consummated, have a Material Adverse Effect, as defined in the Arrangement Agreement;

•	Dissent Rights have not been exercised (and not withdrawn or forfeited) with respect to more than ten percent (10%) of the issued and outstanding Restricted Voting Shares, excluding any exercise of Dissent Rights by the Shareholders who have entered into Voting Agreements; and

•	there shall not have been or occurred a Material Adverse Effect.

We are not required to complete the Arrangement unless each of the following conditions is satisfied, or waived by us, on or as of the Effective Time:

•	The representations and warranties of the Purchaser which are qualified by references to materiality are true and correct as of the Effective Time, in all respects, and all other representations and warranties of the Purchaser are true and correct as of the Effective Time, in all material respects, in each case except for representations and warranties made as of a specified date, the accuracy of which shall be determined as of such specified date, except where the failure of such representations and warranties to be true and correct, individually or in the aggregate, would not prevent or materially delay the completion of the Arrangement, and the Purchaser has delivered a certificate confirming the same to us; and

•	The Purchaser has fulfilled or complied with its covenants to deposit the aggregate Share Consideration with the Depositary (as defined in the Arrangement Agreement) and has fulfilled or complied with all of its other covenants in all material respects by the Effective Time, and the Purchaser has delivered a certificate confirming the same to us.

For greater detail regarding the conditions precedent to the consummation of the Arrangement, please see the sections of this Proxy Statement entitled “The Arrangement Agreement – Conditions to the Arrangement Becoming Effective”, “– Mutual Conditions”, “– The Purchaser’s Conditions” and “– Patheon’s Conditions” beginning on pages 174, 174, 175 and 176, respectively.

Non-Solicitation of Transactions; Changes to Recommendation

We have agreed that we and our subsidiaries and representatives will cease immediately all discussions and negotiations with any person with respect to any Acquisition Proposal.

We have also agreed that we will not, nor will we authorize or permit any of our subsidiaries and representatives to, directly or indirectly, take certain actions in connection with potential Acquisition Proposals.

We have also agreed to immediately notify the Purchaser of, among other things, any inquiry, proposal or offer received by us, our subsidiaries or representatives of us or our subsidiaries, or that we, our subsidiaries or representatives of us or our subsidiaries, become aware of that constitutes an Acquisition Proposal and to provide the Purchaser with certain information related to the party making such Acquisition Proposal and the terms of such Acquisition Proposal. We have agreed to keep the Purchaser informed of the status of any such activity, to the extent such activity is permitted under the Arrangement Agreement, and to continue to provide the Purchaser with updated information.

Notwithstanding the above, if at any time prior to our Shareholders passing the Arrangement Resolution, we receive a written Acquisition Proposal, we may engage in or participate in discussions or negotiations with the maker of such Acquisition Proposal regarding such Acquisition Proposal, and may provide information about us or our subsidiaries, if and only if, among other things:

•	the Board first determines in good faith, after consultation with its financial advisors and its outside legal counsel, that such Acquisition Proposal constitutes or could reasonably be expected to constitute or lead to a Superior Proposal, as defined in the Arrangement Agreement;

•	prior to providing any such copies, access, or disclosure, we enter into a confidentiality and standstill agreement with such person on terms and conditions no less onerous or more beneficial to such person than those applicable to the Purchaser in the confidentiality and standstill agreement dated October 6, 2006, between JLL Partners Fund V, L.P. and us; and

•	we promptly provide the Purchaser with prior notice of such actions and copies of the applicable confidentiality agreement and any non-public information about us provided to such other person which was not previously provided to the Purchaser.

If we receive an Acquisition Proposal that constitutes a Superior Proposal prior to the Shareholders passing the Arrangement Resolution, the Board may, subject to compliance with the Arrangement Agreement, withdraw, amend, modify or qualify, or publicly propose or state an intention to withdraw, amend, modify or qualify, the Board’s recommendation of the Arrangement (an “Adverse Recommendation”) or authorize us to enter into a definitive agreement with respect to the Superior Proposal, if and only if, among other things:

•	we have delivered to the Purchaser a written notice (a “Superior Proposal Notice”) of the determination of the Board that such Acquisition Proposal constitutes a Superior Proposal and of the intention of the Board to effect an Adverse Recommendation and/or terminate the Arrangement Agreement and enter into a definitive agreement with respect to the Superior Proposal;

•	we have provided the Purchaser with a copy of such proposed definitive agreement and all supporting materials, including any related financing documents supplied to us;

•	at least five business days have elapsed from the date that is the later of the date on which the Purchaser received the Superior Proposal Notice and the date on which the Purchaser received all of the relevant materials set forth in the Arrangement Agreement;

•	during such five business day period, the Purchaser has had the opportunity (but not the obligation), in accordance with the Arrangement Agreement, to offer to amend the Arrangement Agreement and the Arrangement in order for such Acquisition Proposal to cease to be a Superior Proposal;

•

after such five business day period, the Board (i) has determined in good faith, after consultation with its outside legal counsel and financial advisors, that such Acquisition Proposal continues to constitute a Superior Proposal (including with respect to the terms of the Arrangement Agreement as may be proposed to be amended by the Purchaser) and (ii) has determined in good faith, after consultation with its outside legal counsel, that the failure of the Board to effect an Adverse Recommendation and/or terminate the Arrangement Agreement and enter into a definitive agreement with respect to a Superior Proposal would be inconsistent with its fiduciary duties under applicable law; and

•	prior to or concurrently with the entering into of such definitive agreement, we terminate the Arrangement Agreement and pay the Termination Payment (as defined below in the section of this Proxy Statement entitled “Special Factors – Reasons for the Recommendation” beginning on page 40 below).

For greater detail regarding the restrictions on our and our subsidiaries’ and representatives’ actions with respect to Acquisition Proposals or Superior Proposals, see the sections of this Proxy Statement beginning with the section entitled “The Arrangement Agreement – Non-Solicitation of Transactions; Changes to Recommendation” beginning on page 180 below, through the section entitled “The Arrangement Agreement – Termination Fees” beginning on page 189 below.

Termination of the Arrangement Agreement

The Arrangement Agreement may be terminated by the mutual written agreement of the Purchaser and us. The Arrangement Agreement may also be terminated by either the Purchaser or us under certain circumstances, including if our Shareholders fail to pass the Arrangement Resolution at the Meeting, provided that such failure was not caused by, or the result of, a breach by such terminating party of its representations or warranties or the failure to perform its covenants or if the Effective Time fails to occur by April 30, 2014, provided that such failure has not been caused by, and is not the result of, a breach by the terminating party of its representations or warranties or the failure to perform any of its covenants.

We can terminate the Arrangement Agreement under certain circumstances, including if, assuming we are in compliance with our covenants regarding non-solicitation of Acquisition Proposals, prior to Shareholders passing the Arrangement Resolution, the Board authorizes us to enter into a definitive agreement with respect to a Superior Proposal and pay the Purchaser the Termination Payment in accordance with the terms of the Arrangement Agreement.

The Purchaser can terminate the Arrangement Agreement under certain circumstances, including if the Board or any committee thereof (1) changes or states an intention to change its recommendation to pass the Arrangement Resolution in a manner adverse to the Purchaser, (2) approves an Acquisition Proposal or takes no position with respect to a publicly disclosed Acquisition Proposal for more than 10 days, (3) enters into any agreement with respect to an Acquisition Proposal (subject to certain exceptions), or (4) fails to publicly reaffirm its recommendation of the Arrangement within 10 days after having been requested in writing by the Purchaser to do so, or we willfully and intentionally breach our non-solicitation obligations, or there has occurred a Material Adverse Effect, as defined in the Arrangement Agreement.

For greater detail regarding the circumstances in which a party to the Arrangement Agreement may terminate the Arrangement Agreement, see the section of this Proxy Statement entitled “The Arrangement Agreement – Termination of the Arrangement Agreement” beginning on page 187 below.

Termination Fees

We are required to pay the Purchaser the Termination Payment of US$23.643 million if the Arrangement Agreement is terminated:

•

by the Purchaser if (A) the Board fails to include a recommendation to approve the Arrangement Resolution in the Proxy Statement or states an intention to modify such recommendation in a manner adverse to the Purchaser, (B) the Board approves an Acquisition Proposal or takes no position with respect to a publicly disclosed Acquisition Proposal for more than 10 days, (C) the Board enters into any agreement in respect of an Acquisition Proposal (other than certain confidentiality and standstill agreements), (D) the Board fails to publicly reaffirm its recommendation of the Arrangement within 10 days after having been requested in writing by the Purchaser to do so, or (E) we willfully and intentionally breach our non-solicitation obligations;

•	by us (i) if at such time that the Purchaser is entitled to terminate the Arrangement Agreement because (A) the Board fails to include a recommendation to approve the Arrangement Resolution in the Proxy Statement or states an intention to modify such recommendation in a manner adverse to the Purchaser, (B) the Board approves an Acquisition Proposal or takes no position with respect to a publicly disclosed Acquisition Proposal for more than 10 days, (C) the Board enters into any agreement in respect of an Acquisition Proposal (other than certain confidentiality and standstill agreements), (D) the Board fails to publicly reaffirm its recommendation of the Arrangement within 10 days after having been requested in writing by the Purchaser to do so, or (E) we willfully and intentionally breach our non-solicitation obligations; or (ii) prior to our Shareholders passing the Arrangement Resolution, the Board authorizes us to enter into a definitive agreement with respect to a Superior Proposal in accordance with the terms of the Arrangement Agreement;

•	by us or the Purchaser if termination is due to the failure of the Shareholders to pass the Arrangement Resolution, or the Arrangement is not consummated by April 30, 2014, or by the Purchaser if the Meeting is not held within 45 days of clearance of this Proxy Statement by the SEC (such clearance, the “SEC Approval”); provided that,

•	prior to such termination, an Acquisition Proposal is made or publicly disclosed or any person has publicly announced an intention to make an Acquisition Proposal; and

•	within nine months after such termination, (i) an Acquisition Proposal is consummated or effected, or (ii) we or one or more of our subsidiaries enter into a definitive agreement in respect of an Acquisition Proposal and such Acquisition Proposal is subsequently consummated or effected within 12 months after the date of such agreement, provided that, for the purposes of this clause, all references in the definition of the term “Acquisition Proposal” to “20% or more” are deemed to be references to “50% or more,” and all references to “the Purchaser or its affiliates” are deemed to mean any of the Purchaser Parties (as defined in the Arrangement Agreement).

Provided that we are not in breach of the Arrangement Agreement, and subject to certain limitations, the Purchaser is required to pay us US$49.255 million if the Arrangement Agreement is terminated by us, or by the Purchaser at such time as we are also permitted to terminate, as a result of:

•	the Purchaser’s breach or failure to perform in any material respect any of its representations, warranties, covenants or agreements in the Arrangement Agreement causing failure of any condition relating to the Purchaser’s breach of its representations, warranties or covenants, and such breach or failure is not curable or, if curable, not cured in accordance with the notice and cure provisions of the Arrangement Agreement, or has not been cured by April 30, 2014 and any of the mutual conditions or the conditions in favour of the Purchaser has not been satisfied or waived by the applicable party (other than conditions that by their terms cannot be satisfied until the Effective Date (as such term is defined in the Arrangement Agreement)), or

•	the conditions to closing the Arrangement Agreement having been met and the Purchaser having failed to pay the aggregate Share Consideration required under the Arrangement Agreement to the Depositary.

If a termination occurs pursuant to the right to terminate due to the consummation of the Arrangement not occurring before April 30, 2014 as a result of failure of the condition precedent to the obligations of the Purchaser providing that there should be no action or proceeding (including any threatened action or proceeding by a governmental entity) requiring DSM or its affiliates (other than the Purchaser or its subsidiaries (determined after the Effective Time)) to take any action (or refrain from taking any action) with respect to any of their businesses, the Purchaser is required to pay us US$24.628 million.

The parties have agreed that, except as provided in the Arrangement Agreement, all out-of-pocket third-party transaction expenses (including all costs, expenses and fees of Patheon) incurred prior to or after the Effective Time in connection with, or incidental to, the Plan of Arrangement, will be paid by the party incurring such expenses, whether or not the Arrangement is consummated. Despite the foregoing, the Purchaser and Patheon have also agreed that each will pay 50% of the filing fees required in respect of any regulatory approvals, including applicable taxes.

If the Arrangement Agreement is terminated by either Patheon or the Purchaser due to the failure of the Shareholders to pass the Arrangement Resolution, other than as a result of a breach by the Purchaser, then Patheon will pay to the Purchaser an expense reimbursement fee equal to the amount of all out-of-pocket fees and expenses incurred by the Purchaser in connection with the transactions contemplated by the Arrangement Agreement up to a maximum of US$13 million, provided that in no event will Patheon be required to pay any aggregate amount greater than the Termination Payment.

See “The Arrangement Agreement” beginning on page 173 below.

Interests of Certain Persons in the Arrangement

In considering the recommendation of our Board with respect to the Arrangement, Shareholders should be aware that our executive officers and directors have interests in the Arrangement that may be different from, or in addition to, those of our Shareholders generally. These interests may create potential conflicts of interest. Our Board and the Independent Committee were aware that these interests existed when they approved the Arrangement Agreement. The material interests are summarized below.

Employment Agreements

Each of the following named executive officers (as such term is defined in Item 402(a)(3) of Regulation S-K), James Mullen, Michael Lytton, Stuart Grant, Michael Lehmann, Aqeel Fatmi and Harry Gill, is a party to an employment agreement with Patheon that provides for certain severance payments to be made to such individuals in the event of a termination of his employment with Patheon. It is possible that, following the Arrangement, the employment of one or more such individuals may be terminated in a manner that results in the receipt of such severance payments. However, it is expected that Mr. Mullen, and potentially other of our named executive officers, will enter into amendments to such employment agreements with the Purchaser following the consummation of the Arrangement, and such amendments would control the amount of such severance payments and the events which trigger such payments. The terms of such amendments have not, however, been determined as of the date of this Proxy Statement.

Equity-Based Awards

Messrs. Mullen and Lytton are holders of Restricted Voting Shares, and accordingly will receive the Share Consideration for such Restricted Voting Shares. Each named executive officer also holds Company Options, other than Mr. Mullen, the vesting of which will accelerate in connection with the consummation of the Arrangement and result in such individual receiving for each such accelerated-vesting Company Option that is outstanding as of the consummation of the Arrangement the amount of the Share Consideration less the exercise price of the applicable Company Option.

Option Waiver and Termination Agreements

Notwithstanding the acceleration of vesting that would otherwise occur in connection with the consummation of the Arrangement, Mr. Mullen has entered into an Option Waiver and Termination Agreement with Patheon on November 18, 2013 to facilitate the Arrangement. Pursuant to the Option Waiver and Termination Agreement, Mr. Mullen has agreed to voluntarily terminate and cancel 4,000,000 Company Options, immediately prior but subject to the consummation of the Arrangement. It is anticipated that other senior executives of Patheon may be provided the opportunity to terminate and cancel vested, in-the-money Company Options prior to the consummation of the Arrangement and the opportunity to receive Class B Units of JLL Holdco.

Equity Incentive Interests in Purchaser

The Purchaser has agreed with Mr. Mullen to establish an equity incentive plan for Management (as defined below) and the DPP Business who will become senior managers of the Purchaser following the closing of the Arrangement. Equity interests available under the Purchaser’s equity incentive plan for senior executives will represent up to 10% of the fully diluted units in the Purchaser notwithstanding any future dilution of the Purchaser’s equity capital.

The allocation of the interests in the Purchaser’s equity incentive plan has yet to be determined. However, Messrs. Mullen and Grant are expected to be participants in the equity incentive plan. The allocations will be determined by the Purchaser in consultation with Mr. Mullen.

Equity Incentive Interests in JLL Holdco

JLL Holdco has agreed that, immediately following the consummation of the Arrangement, it will issue to Mr. Mullen, and may issue to certain other members of Patheon senior management that will remain with the Company following the Effective Time, Class B Units in JLL Holdco. These equity interests will be issued pursuant to an equity incentive plan to be established by JLL Holdco and holders of such equity interests will be entitled to distributions in accordance with the terms of the Amended and Restated Limited Partnership Agreement of JLL Holdco, which will be adopted by JLL Holdco in connection with the consummation of the Arrangement.

It is expected that the Class B Units to be issued to Mr. Mullen will represent an equity interest in JLL Holdco at closing of approximately 5.53%, and thus an indirect interest in the Purchaser of approximately 2.82%, as a result of JLL Holdco’s 51% interest in the Purchaser, subject to the distribution priorities to be set forth in the Amended and Restated Limited Partnership Agreement of JLL Holdco.

Directors

Three of Patheon’s nine directors (being Messrs. Lagarde, Levy and O’Leary) are nominees of JLL LLC 1, an affiliate of the Purchaser. In addition, Messrs. Lagarde, Levy and Agroskin are all Managing Directors of, and Mr. O’Leary is a Vice President of, JLL.

See “Information Concerning the JLL Parties, the Management Parties and DSM – Business and Background – The JLL Parties”.

The following directors hold Restricted Voting Shares which will entitle such director, at the Effective Time, to the aggregate Share Consideration in the amount noted in the table:

Director	Consideration Payable at the Effective Time in Respect of the Restricted Voting Shares (in U.S. dollars)
James Mullen	21,548,632
Derek Watchorn	479,402
Brian Shaw	1,033,951
David Sutin	526,151
Joaquin Viso	108,947,985

In addition, pursuant to the terms of the Plan of Arrangement, each of Messrs. Watchorn, Shaw, Sutin and Viso will receive US$9.32 (less any applicable withholding taxes) for each DSU that such director holds as of the Effective Time.

See “Special Factors – Interests of Our Directors and Executive Officers in the Arrangement” beginning on page 85 below.

Sources of Funds

We estimate that the total amount of funds necessary to consummate the Arrangement, including the prepayment of approximately US$618 million of indebtedness and payment of related fees and expenses and the acquisition of the partnership interests in JLL Fund V, will be approximately US$2.1 billion. We expect this amount to be funded through a combination of the following:

•	equity financing of up to US$462 million (including US$310 million to be provided by affiliates of the JLL Parties);

•	up to an aggregate of US$1,850.0 million from debt financing; and

•	approximately US$50.0 million of cash on hand at Patheon.

The Purchaser has obtained the equity and debt financing commitments described in the section of this Proxy Statement entitled “Special Factors – Sources of Funds – Equity Financing” and “Special Factors – Sources of Funds – Debt Financing”, and beginning on page 132 and page 132, respectively. The funding under those commitments is subject to conditions, including conditions that do not relate directly to the Arrangement Agreement. Although obtaining the equity or debt financing is not a condition to the completion of the Arrangement, the failure of the Purchaser to obtain sufficient financing would result in the failure of the Arrangement to be completed. Patheon has certain rights to specific performance related to the Debt Commitment Letter (as defined below) and the Equity Commitment Letter (as defined below), under the circumstances described under “The Arrangement Agreement – Injunctive Relief; Specific Performance and Remedies” beginning on page 190 below and “Special Factors – Sources of Funds – Equity Financing” beginning on page 132 below. Under certain circumstances, the Purchaser’s inability to obtain the financing is likely to result in the Purchaser’s obligation to pay to Patheon a fee of US$49.255 million as described under “The Arrangement Agreement – Termination Fees” beginning on page 189 below. JLL Fund VI and DSM have guaranteed the payment of such fee in pro-rata portions (51% and 49%, respectively). Such guarantees are described under “Special Factors – Limited Guarantees” beginning on page 136 below. The equity and debt financing commitments are described in more detail under “Special Factors – Sources of Funds” beginning on page 131 below.

Limited Guarantees

Concurrently with the execution of the Arrangement Agreement, pursuant to guarantee agreements entered into by each of JLL Fund VI and DSM with Patheon, each of JLL Fund VI and DSM have unconditionally and irrevocably guaranteed the due and punctual payment when due or required of their respective applicable percentage (being 51% and 49%, respectively) of the Purchaser’s monetary obligations with respect to the termination fee payable by the Purchaser in certain circumstances and certain other payments that may become payable by Purchaser under the Arrangement Agreement, subject to the limitations set forth in the applicable guarantee agreement and the Arrangement Agreement.

Dissent Rights

Registered Shareholders are entitled to Dissent Rights with respect to the Restricted Voting Shares held by such holders in connection with the Arrangement pursuant to the procedures set forth in Section 190 of the CBCA, as modified by the Interim Order, the Final Order and the Plan of Arrangement. If the Arrangement becomes effective, the Purchaser shall be required to offer to pay fair value, determined as of the close of business on the Business Day (as defined in the Plan of Arrangement) before the Arrangement Resolution was passed, for Restricted Voting Shares held by registered Shareholders who duly exercise Dissent Rights, and to pay the amount to which such Shareholders may be entitled pursuant to the terms of the Interim Order, the Final Order and the Plan of Arrangement.

Shareholders should note that they may only exercise Dissent Rights in respect of Restricted Voting Shares that are registered in the Shareholder’s name. Shareholders who hold their shares in the name of a broker or other intermediary or a clearing agency should carefully read the section entitled “Dissent Rights” in this Proxy Statement beginning on page 195 below to find out how they may exercise Dissent Rights.

A Shareholder’s failure to strictly follow the procedures set forth in the CBCA, as modified by the Interim Order, the Final Order and the Plan of Arrangement, may result in the loss or unavailability of Dissent Rights. If you wish to dissent, you should obtain your own legal advice and carefully read the Plan of Arrangement, the provisions of Section 190 of the CBCA and the Interim Order which are attached to this Proxy Statement at Annex H, Annex I and Annex K, respectively, as well as the Final Order.

See “Dissent Rights” beginning on page 195 below.

Tax Considerations of the Arrangement

Certain Canadian Federal Income Tax Considerations

A Shareholder (other than any JLL Party) who is resident in Canada for purposes of the Income Tax Act (Canada), including all regulations made thereunder, as amended from time to time (the “Tax Act”) and whose Restricted Voting Shares constitute “capital property” for the purposes of the Tax Act will realize a capital gain (or a capital loss) to the extent that such Shareholder’s proceeds of disposition, equal to the Share Consideration received pursuant to the Arrangement, net of any reasonable costs of disposition, exceed (or are exceeded by) the adjusted cost base to the Shareholder of his or her Restricted Voting Shares immediately before the Arrangement.

A Shareholder who is not resident in Canada will not be subject to tax under the Tax Act on any capital gain realized on the disposition of Restricted Voting Shares under the Arrangement, unless (i) the Restricted Voting Shares disposed of are “taxable Canadian property” of the Shareholder at the time of the disposition, and (ii) the Shareholder is not exempt from taxation in Canada on the disposition of such shares under the terms of an applicable income tax convention or treaty.

A summary of certain Canadian federal income tax considerations of the Arrangement is included under “Special Factors – Certain Tax Considerations – Certain Canadian Federal Income Tax Considerations” beginning on page 137 below in this Proxy Statement and the foregoing is qualified in full by the information in that section. All security holders are encouraged to seek their own tax advice.

United States Federal Income Tax Consequences

Subject to the passive foreign investment company (“PFIC”) rules (discussed below in “Special Factors – Certain Tax Considerations – Certain United States Federal Income Tax Considerations – Passive Foreign Investment Companies” beginning on page 142), a U.S. Shareholder (as defined below) who holds Restricted Voting Shares as capital assets and who sells such Restricted Voting Shares pursuant to the Arrangement and receives the Share Consideration generally will recognize capital gain or loss for U.S. federal income tax purposes equal to the difference, if any, between (i) the U.S. dollar value of the cash payment received (which amount will not be reduced by any related Canadian taxes paid by the U.S. Shareholder directly or by withholding) and (ii) the U.S. Shareholder’s adjusted tax basis in the Restricted Voting Shares (determined in U.S. dollars) that are sold pursuant to the Arrangement. Such gain or loss will be long-term capital gain or loss if the U.S. Shareholder’s holding period for the Restricted Voting Shares sold is greater than one year at the time of the sale. Long-term capital gains of non-corporate U.S. Shareholders are currently eligible for reduced rates of U.S. federal income taxation. A U.S. Shareholder’s ability to deduct capital losses is subject to certain limitations.

If Patheon is or becomes a PFIC for any tax year in which a U.S. Shareholder held Restricted Voting Shares, the preceding paragraph may not describe the U.S. federal income tax consequences to such U.S. Shareholder on the disposition of its Restricted Voting Shares pursuant to the Arrangement and such

U.S. Shareholder may be subject to tax at higher ordinary income tax rates and an interest charge on a deemed income deferral benefit. Patheon believes that it did not constitute a PFIC during its tax years ended October 31, 2008, 2009, 2010, 2011 and 2012, and based on its current business operations and financial expectations, Patheon expects that it should not become a PFIC during the tax year ended October 31, 2013 or its current tax year. Patheon has not made a conclusive determination as to its PFIC status as to all prior tax years. However, the determination of whether or not Patheon is a PFIC for any tax year is made on an annual basis and is based on the types of income Patheon earns and the types and value of Patheon’s assets from time to time, all of which are subject to change. Additionally, the analysis depends, in part, on the application of complex U.S. federal income tax rules, which are subject to differing interpretations. Furthermore, whether Patheon will be a PFIC for the current taxable year and any subsequent taxable year prior to the date of the sale pursuant to the Arrangement depends on its assets and income over the course of each such taxable year and, as a result, cannot be predicted with certainty as of the date of this Proxy Statement. Accordingly, there can be no assurance that the U.S. Internal Revenue Service (“IRS”) will not challenge the determination made by Patheon concerning its PFIC status or that Patheon will not be a PFIC for any taxable year.

The foregoing description of material U.S. federal income tax consequences of the Arrangement is qualified in its entirety by the longer discussion under “Special Factors – Certain Tax Considerations – Certain United States Federal Income Tax Considerations” beginning on page 140 below, and neither this description nor the longer discussion is intended to be legal or tax advice to any particular U.S. Shareholder. Accordingly, U.S. Shareholders should consult their tax advisors with respect to their particular circumstances.

Certain Tax Considerations for Shareholders who are not Residents of Canada

Shareholders who are not residents of Canada should be aware that the disposition of Restricted Voting Shares pursuant to the Arrangement may have tax consequences both in Canada and in the jurisdiction in which they are resident which may not be described fully herein. The tax treatment of such Shareholders pursuant to the Arrangement is dependent on their individual circumstances and the tax jurisdiction applicable to such Shareholders. It is recommended that Shareholders consult their own tax advisors in this regard.

QUESTIONS AND ANSWERS ABOUT THE MEETING AND THE ARRANGEMENT

The following questions and answers briefly address some commonly asked questions about the Meeting and the Arrangement. These questions and answers may not address all questions that may be important to you as a Shareholder. You should still carefully read this entire Proxy Statement, including its Annexes and the documents referred to or incorporated by reference in this Proxy Statement.

Q.	Who is soliciting my proxy?

A.	Your proxy is being solicited by the Board and constitutes a “solicitation by or on behalf of the management” of Patheon within the meaning of the CBCA.

Q.	What am I being asked to vote upon at the Meeting?

A.	You are being asked to vote on the approval and adoption of the Arrangement Resolution. Approval of the Arrangement Resolution is necessary to consummate the Arrangement. You are also being asked to approve the Patheon Advisory (Non-Binding) Resolution on Specified Compensation and may also be asked to vote in respect of any other matters that may be properly brought before the Meeting. Management does not currently anticipate that any other matters will be brought before the Meeting.

Q.	Who is entitled to vote at the Meeting?

A.	Holders of record of Restricted Voting Shares (“Registered Shareholders”) as of the close of business on the Record Date are entitled to vote at the Meeting. As of the Record Date, there were [ ] Restricted Voting Shares outstanding and entitled to vote at the Meeting.

Q.	What should I do now?

A.	You should carefully read and consider the information contained in this Proxy Statement. If you are a Registered Shareholder you should then vote by completing, dating and signing the enclosed form of proxy or, alternatively, by telephone, or over the internet, in each case in accordance with the enclosed instructions. To be used at the Meeting, the completed form of proxy must be deposited at the office of Computershare Investor Services Inc., Proxy Department, 100 University Avenue, 8th Floor, Toronto, Ontario M5J 2Y1 by mail or the proxy vote must be otherwise registered in accordance with the instructions in the form of proxy. To be effective, a proxy must be received by Computershare Investor Services Inc. (“Computershare”) not later than — (Eastern time) on —, 2014, or in the case of any postponement or adjournment of the Meeting, not less than 48 hours, Saturdays, Sundays and holidays excepted, prior to the time of the postponed or adjourned Meeting. Late proxies may be accepted or rejected by the chairperson of the Meeting in his or her discretion, and the chairperson is under no obligation to accept or reject any particular late proxy.

If the Arrangement is completed, in order to receive payment of the Share Consideration, you must provide a Letter of Transmittal in the form attached hereto as Annex L (the “Letter of Transmittal”) along with the certificate(s) representing your Restricted Voting Shares. If you are a Registered Shareholder, you are also encouraged to complete, sign, date and return the enclosed Letter of Transmittal along with the certificate(s) representing your Restricted Voting Shares to Computershare Trust Company of Canada at the address specified in the Letter of Transmittal now so that, if the proposed Arrangement is approved by Shareholders and completed, payment for your Restricted Voting Shares can be sent to you as soon as possible following the Effective Time.

Shareholders whose Restricted Voting Shares are registered in the name of a broker, trustee, financial institution, investment dealer, bank, trust company, custodian, nominee or other intermediary are not considered to be Registered Shareholders and should contact that intermediary for instructions and assistance in receiving the Share Consideration for their Restricted Voting Shares.

Unless you elect otherwise, you will receive payment for your Restricted Voting Shares in United States dollars. If you are a Registered Shareholder and wish to receive the Share Consideration for your Restricted Voting Shares in Canadian funds, you must complete and sign the enclosed Letter of Transmittal (indicating your election to receive payment in Canadian funds) and send it with the certificate(s) representing your Restricted Voting Shares to Computershare Trust Company of Canada at the address specified in the Letter of Transmittal prior to 4:00 p.m. (Eastern time) on the business day prior to the Effective Date. A Registered Shareholder who completes and returns the Letter of Transmittal after that time will receive payment of the Share Consideration in United States dollars.

If you are a Registered Shareholder, you are encouraged to complete, sign, date and return the Letter of Transmittal along with the certificate(s) representing your Restricted Voting Shares to Computershare Trust Company of Canada at the address specified in the Letter of Transmittal now so that, if the proposed Arrangement is approved by Shareholders and completed, payment for your Restricted Voting Shares can be sent to you as soon as practicable following the Effective Time. Once a Registered Shareholder has provided his, her or its certificate(s) representing Restricted Voting Shares to Computershare Trust Company of Canada, such Registered Shareholder will not be able to sell or otherwise transfer its Restricted Voting Shares without contacting Computershare Trust Company of Canada, withdrawing their letter of transmittal, and receiving their Restricted Voting Share certificate(s) back from Computershare Trust Company of Canada.

See “The Arrangement – Procedure for the Surrender of Restricted Voting Shares and Payment of Share Consideration – Letter of Transmittal” beginning on page 160 below.

Q.	If my Restricted Voting Shares are held in “street name” by my broker, will my broker vote my Restricted Voting Shares for me?

A.	Brokers or other nominees who hold Restricted Voting Shares in “street name” for customers who are the beneficial owners of such shares may not give a proxy to vote those customers’ Restricted Voting Shares in the absence of specific instructions from those customers, commonly referred to as broker “non votes.” You should follow the procedures provided by your broker regarding the voting of your Restricted Voting Shares. Non-voted Restricted Voting Shares will have no effect on the vote to adjourn the Meeting, if necessary, to solicit additional proxies in favour of approval and adoption of the Arrangement Resolution.

Q.	What if I do not vote?

A.	If you return a properly signed form of proxy but do not indicate how you want to vote, your proxy will be counted as a vote “FOR” approval and adoption of the Arrangement Resolution and “FOR” approval of the Patheon Advisory (Non-Binding) Resolution on Specified Compensation.

If you submit your properly signed proxy and affirmatively elect to abstain from voting, your proxy will be counted as present for the purpose of determining the presence of a quorum.

Since all approval thresholds are determined by the percentage of the votes cast by the applicable group of Shareholders, not submitting a properly signed proxy and not voting, or submitting a properly signed proxy and affirmatively electing to abstain from voting, has the effect of increasing the importance of each vote within the group of Shareholders who do vote.

Q.	When should I send in my form of proxy?

A.

You should send in your completed form of proxy as soon as possible so that your Restricted Voting Shares will be voted at the Meeting. The deadline for receipt of proxies from Registered Shareholders is 5:00 p.m. (Eastern time) on —, 2014 or, in the case of any adjournment(s) or postponement(s) of the Meeting, no later than 5:00 p.m. (Eastern time) on the second business day before the date that any adjournment or postponement of the Meeting is reconvened or held, as the case may be. Non-Registered Shareholders who receive these materials through their broker or other intermediary should complete and send the form of proxy or voting instruction form in accordance with the instructions provided by their broker or intermediary.

Q.	May I change my vote?

A.	Yes. If you want to change your vote, you can revoke your proxy after you have delivered it by depositing an instrument in writing executed by you or your attorney authorized in writing (or if you are a corporation, by an authorized officer or attorney of the corporation authorized in writing), either (i) at Patheon’s registered office or with Computershare, Proxy Department, 100 University Avenue, 8th Floor, Toronto, Ontario M5J 2Y1 not later than 48 hours, excluding Saturdays, Sundays and holidays, immediately preceding the Meeting or any adjournment of the Meeting or (ii) with the chairperson of the Meeting at any time before the Meeting commences. You can also change your vote by (i) attending the Meeting and voting in person if you were a Registered Shareholder at the Record Date; (ii) signing a form of proxy bearing a later date and depositing it in the manner and within the time described under the heading “Appointing a Proxyholder” beginning on page 167 below; or (iii) in any other manner permitted by law. If you revoke your proxy and do not replace it with another proxy that is deposited with Computershare before the deadline, you can still vote your Restricted Voting Shares if you are a Registered Shareholder, but to do so you must attend the Meeting in person.

Q.	May I vote in person?

A.	If you are a Registered Shareholder as of the Record Date, you may attend the Meeting and vote your Restricted Voting Shares in person.

If you are a non-registered holder of Restricted Voting Shares as of the Record Date, and your Restricted Voting Shares are held in “street name” and your broker has not appointed you as a proxyholder, then Computershare will not have a record of your name and will have no knowledge of your entitlement to vote. In these circumstances, if you wish to vote in person at the Meeting, you should insert your own name in the space provided on the voting instruction form that you have received from your broker or other intermediary in accordance with their instructions. If you do this, you will be instructing your broker or other intermediary to appoint you as proxyholder. Please adhere strictly to the signature and return instructions provided by your broker or other intermediary well in advance of the Meeting. Please register with Computershare upon arrival at the Meeting.

Q.	When is the Arrangement expected to be completed?

A.	We currently expect the Arrangement to be completed in the first half of calendar 2014, following satisfaction or waiver of all conditions, including approval and adoption of the Arrangement Resolution by the Court and our Shareholders. The Arrangement is also subject to certain regulatory approvals, including the explicit or implicit approval of the Arrangement under the European Union Merger Regulation, expiration or termination of the waiting period under the U.S. Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), and regulatory approvals in Mexico and Serbia. As of the date of this Proxy Statement, the applicable waiting period under the HSR Act has expired and the required Serbian regulatory approval has been obtained.

In addition, the Purchaser is not obligated to complete the Arrangement until the expiration of a fifteen consecutive business day period (the “Marketing Period”) that it may use to complete its financing for the Arrangement. The Marketing Period will begin to run after we have provided the Purchaser with certain specified financial and other information designed to facilitate the financing for the Arrangement and satisfied other specified conditions under the Arrangement Agreement, provided that the Marketing Period will not begin to run before January 10, 2014. If the Marketing Period would not end on or before February 11, 2014, the Marketing Period will commence after March 15, 2014.

Q.	What will happen to my Restricted Voting Shares after the closing of the Arrangement?

A.	Following the effectiveness of the Arrangement, your Restricted Voting Shares will solely represent the right to receive the Share Consideration (unless Dissent Rights have been validly exercised). Trading in Restricted Voting Shares on the TSX will cease. Price quotations for Restricted Voting Shares will no longer be available and we will apply to cease to be a reporting issuer in any province or territory of Canada and will no longer file periodic reports under the Exchange Act.

Q.	What will happen if the Arrangement Resolution is not passed or the Arrangement is not completed for any reason?

A.	If the Arrangement Resolution is not passed or the Arrangement is not completed for any reason, the Arrangement Agreement may be terminated. If this occurs, Patheon will continue to carry on its business operations in the normal and usual course. See “Risks Associated with the Arrangement” beginning on page 192 below. In certain termination circumstances, Patheon will be required to pay to the Purchaser a termination fee in the amount of US$23.643 million. Patheon may also be required to pay to the Purchaser an expense reimbursement fee, up to a maximum amount of US$13 million, provided however that in no event will Patheon be required to pay in such circumstances, in the aggregate, an amount in excess of US$23.643 million.

See “The Arrangement Agreement – Termination Fees” beginning on page 189 below.

Q.	What should I do if I have questions?

A.	Patheon has engaged Georgeson Shareholder Communications Canada, Inc. (“Georgeson”) as its proxy solicitation agent. Shareholders with questions should contact Georgeson in North America toll free at 1-866-656-4121 or internationally by dialing 781-575-2182 collect or by email at askus@georgeson.com.

SPECIAL FACTORS

Background to the Arrangement

The Arrangement Agreement is the result of negotiations among representatives of the Company, the Independent Committee, JLL and DSM (both on behalf of themselves and on behalf of the Purchaser) and their respective advisors. The following is a summary of the principal events leading to the signing of Arrangement Agreement and the announcement thereof.

In early 2011, the Board hired James Mullen as Chief Executive Officer and soon thereafter Michael Lytton as Executive Vice President of Corporate Development and Strategy and General Counsel and charged them with developing a new operational and strategic plan for the Company. On September 9, 2011, Patheon announced the implementation of a new corporate strategy based on an operational transformation plan recommended by the newly-hired management team, which included:

•	rationalizing Patheon’s global footprint to enhance capacity utilization and efficiently focus ongoing capital investment on core, strategic businesses, and exiting businesses in which the Company was below scale, such as clinical packaging, non-sterile liquids, and creams and ointments;

•	accelerating operational excellence programs in both the CMO and PDS businesses to increase efficiency, lower cost and better serve Patheon’s customers;

•	transforming existing CMO sites to function as centers of excellence focusing on specific technologies and production activities and closing sites that were redundant in their service offerings or had infrastructure that was outdated; and

•	investing in the PDS business and expanding its presence in complementary, early drug development services.

In October 2011, Alexander Wessels, the then President and Chief Executive Officer of the DPP Business, initiated a meeting with Mr. Mullen to discuss potential strategic opportunities for Patheon and DSM, especially in light of the proximity of DSM’s flagship sterile finished drug product (“Drug Product”) facility in Greenville, North Carolina to Patheon’s headquarters in Durham, North Carolina as well as Patheon’s lack of a US sterile facility (Patheon’s existing three sterile facilities are in Europe and certain of its customers had expressed a desire for a US facility). Mr. Mullen had involvement with DSM prior to joining Patheon, having served as Chairman of the board of directors of a joint venture in which DSM was one of the joint venture partners. On October 12, 2011, Mr. Mullen and Mr. Lytton met with Mr. Wessels. The discussion at this meeting included possibilities for combining all or part of Patheon with the DPP Business, including DSM’s business in active pharmaceutical ingredients (“API”), and each company’s respective Drug Product businesses. At the time of the meeting, Patheon and DSM were already parties to a limited non-disclosure agreement concerning an unrelated sale of a facility, but had not entered into a general non-disclosure agreement with respect to strategic discussions. In addition to profiling each company and its respective business, the parties discussed the future of the API and Drug Products businesses of both Patheon and DSM. It was observed by both Mr. Mullen and Mr. Wessels that customer trends favored increased scale and larger players, that each party viewed the establishment of a greater presence in emerging markets as desirable, and that both companies were focused on improving profitability. Messrs. Mullen, Lytton and Wessels discussed at a high level the possible strategic rationale of a business combination, but no specific proposals were made.

By early March 2012, approximately six months following the Company’s initial implementation of its new corporate strategy, material improvements in Patheon’s financial performance were becoming evident, including a potential increase in EBITDA, new contracts being awarded and the emergence of significant operational improvements.

On June 12, 2012, the Board and management of the Company (“Management”) reviewed the Company’s competitive framework. The Board authorized Management to work on a growth strategy to be presented to the

Board at the September 2012 Board meeting. It was the consensus of the Board that growth through acquisitions would achieve faster results than an organic growth strategy, that Patheon’s competitors were undertaking aggressive merger and acquisition (“M&A”) programs, and that there were a number of actionable target companies to pursue.

On June 18 and 19, 2012, Management held an off-site retreat to discuss growth through inorganic means. At this meeting, Management prioritized potential M&A targets, including Banner Pharmacaps Inc. (“Banner”). The Company began pursuing Banner following a presentation of Management’s preliminary evaluation of Banner as an M&A candidate at a September 12, 2012 Board meeting. On October 29, 2012, Patheon entered into a purchase and sale agreement with Banner and on December 14, 2012 the acquisition of Banner was completed. In connection with this acquisition, the Company incurred approximately US$255 million of additional indebtedness and raised US$30 million of proceeds from the sale of Restricted Voting Shares in a rights offering to all Shareholders at a price of US$3.19 per Restricted Voting share. The Board was aware that, as a result of the indebtedness incurred to acquire Banner, the Company would not likely be able to incur significant additional indebtedness in the near future and thus would, as a practical matter, be unable to pursue other material acquisitions until all or a portion of such indebtedness was repaid. Thus, it was decided that the Company would focus in the near term on integrating Banner, continuing implementation of its operational transformation plan, and seeking smaller add-on acquisitions.

In January 2013, Michel Lagarde and Dan Agroskin, managing directors of JLL and Board members, advised Messrs. Mullen, Grant and Lytton that JLL was interested in achieving liquidity for its investment in Patheon in 2013, provided that the price was acceptable and the Company continued to show improved financial performance in 2013. Messrs. Mullen, Grant and Lytton explained that, given the illiquidity of the Restricted Voting Shares, it was apparent to the parties that a transaction achieving this goal would likely be structured to provide liquidity for Patheon’s public Shareholders. JLL’s representatives indicated that JLL would be supportive of such a transaction structure. JLL and Management agreed to consider the viability of various strategic alternatives that might achieve JLL’s liquidity goals under the appropriate circumstances. JLL and Management agreed that at this time it was premature to consider any type of strategic transaction, and Management’s focus should be on continuing to improve operating results for the Company. If operating improvements were achieved, JLL and Management agreed they would discuss the possibility of a strategic transaction later in 2013 with the Board.

On February 15, 2013, during a teleconference among Messrs. Lagarde and Agroskin and Messrs. Mullen, Grant, and Lytton, Messrs. Lagarde and Agroskin reiterated that JLL wanted to achieve liquidity for its affiliates’ investment in the Company and that, if Patheon’s financial performance continued to improve, Management should consider exploring a potential strategic alternatives process, including by interviewing investment bankers and meeting with other private equity firms. As Patheon’s financial performance in the first two quarters of its fiscal year was not yet known, Management did not take any action at that time as a result of these discussions with JLL. Management continued to believe that, as JLL was not prepared to take steps towards any liquidity transaction until the Company continued to show improved operating performance, that Management’s focus should be on improving the Company’s performance and that it was appropriate to defer a discussion with the Board about a possible strategic transaction.

On March 6, 2013, in advance of the upcoming Board meeting on March 7, 2013, Messrs. Mullen, Lytton and Grant informed Derek Watchorn, one of Patheon’s independent directors, of JLL’s interest in achieving liquidity for its affiliates’ investment in the Company and thus the possibility of a potential future strategic or other transaction for the Company in 2013 if the Company’s operating performance continued to improve. Mr. Watchorn subsequently advised two other independent directors of the Company, Brian Shaw and David Sutin, of JLL’s interest in achieving liquidity in its investment in Patheon.

At a Board meeting held on March 7, 2013, there was general discussion of JLL’s interest in achieving liquidity. As part of this discussion, the Board considered the lack of liquidity of the Restricted Voting Shares as a rationale for a strategic transaction that would also provide liquidity to the Company’s public Shareholders. The Board determined that it would be advisable to wait until it had an opportunity to review the Company’s financial performance for the quarter ending April 30 and to further advance the integration of the Banner product business unit before deciding whether to begin a formal process of pursuing a strategic transaction. However, the Board authorized Management to begin informal discussions with private equity firms so that if a decision was subsequently made to pursue a strategic transaction, such transaction could occur as expeditiously as possible.

On March 8, 2013, Mr. Mullen met with representatives of a global private equity firm to discuss Patheon and its business. No proposals were made by the private equity firm or by Mr. Mullen at the meeting.

In late March, Mr. Mullen contacted Mr. Wessels of DSM to arrange a meeting to discuss the possibility of a potential combination or other transaction involving the two companies. Management’s view was that DSM was a logical strategic partner given its ownership of the Greenville, North Carolina sterile products facility and its leadership position in API, a business closely related to Patheon’s Drug Product business. In addition, Management believed that a potential transaction with DSM would benefit Patheon’s long-term business through a significant increase in scale and presence in regions in which it was seeking to grow.

On April 8, Messrs. Mullen, Grant, and Lytton, on behalf of Patheon, and Mr. Lagarde, on behalf of JLL, met with Mr. Wessels, Michael Wahl, a senior corporate development executive of DSM, and Prisca Havranek-Kosicek, Chief Financial Officer of the DPP Business, in Mountain Lakes, New Jersey. At the meeting, DSM’s representatives expressed interest in a potential transaction with Patheon. Also on April 8, Patheon and DSM executed a non-disclosure agreement relating to such discussions. A number of possible transaction structures were discussed at a high level, including DSM acquiring Patheon, Patheon acquiring the DPP Business, and establishing a joint venture involving the two companies. The discussion topics also included the businesses and goals of each of Patheon and DSM.

On April 19, a follow-up meeting among representatives of Patheon, JLL and DSM, including Messrs. Mullen and Lytton, and Alex Bruni, Vice-President of Corporate Development of Patheon, Mr. Lagarde of JLL, and Messrs. Wessels and Wahl and Ms. Havranek-Kosicek of DSM, was held in Mountain Lakes, New Jersey. During this meeting, DSM’s representatives indicated that DSM was not interested in buying Patheon but that it was interested in exploring the possibility of holding a minority interest in a joint venture between its DPP Business and Patheon, which would be run by Patheon’s current management team. JLL presented a potential transaction structure in which a buying group, including DSM and a more-recently established JLL fund that was not, at that time, an investor in Patheon would form a new entity (“DSM-JLL Newco” or “Newco”) to acquire, directly or indirectly, all of the outstanding Restricted Voting Shares (including Restricted Voting Shares held by JLL affiliates), thus providing liquidity to all Shareholders. DSM’s representatives indicated that DSM required authorization from its supervisory board before proceeding further with discussions of a possible transaction and stated that they would contact Patheon following internal discussions.

Because neither JLL nor Patheon was aware of an anticipated timeframe within which DSM would contact Patheon regarding a potential transaction, between April 22-29, at JLL’s suggestion, the Company interviewed five potential financial advisors to advise it with respect to undertaking a potential sale process with third parties relating to JLL’s equity position or the equity of all Shareholders, in light of JLL’s stated intent to achieve liquidity for its Patheon investment.

During the week of April 29, Mr. Mullen met with representatives of a second global private equity firm to discuss Patheon and its business. No proposals were made by the private equity firm or by Mr. Mullen at the meeting.

Also during this time, JLL and Management discussed alternative transaction structures for a possible DSM transaction, including having Patheon acquire the DPP Business, and potential options for having public shareholders of Patheon continue to be shareholders in the combined entity. In considering the alternative of providing the public shareholders with the opportunity to acquire an equity interest in the combined entity, the Company noted that under this deal structure, the resulting entity would remain a public reporting company, and would have to continue to make public filings with the SEC and/or Canadian securities regulatory authorities, and to incur the costs associated with these filings. Additionally, it was noted that given the small number of shares that would be issued to the public in this structure, there would be very limited liquidity for these publicly held shares and JLL advised that DSM did not wish to hold a minority interest in a public company. Accordingly, JLL and the Company decided not to pursue this alternative as it was not deemed a viable transaction structure. During this time, JLL also indicated to Management that it favored the DSM-JLL Newco transaction structure discussed at the April 19 meeting with DSM and that JLL did not expect to support alternative structures.

At a telephonic Board meeting held on May 20, Management provided the Board with an update on Patheon’s progress in relation to the September 2011 strategic plan. Management advised that the next phase of the Company’s growth plan involved challenges and risks, including pressure from customers to increase scale to compete effectively, and that customers wished to reduce the number of vendors with which they did business. Management also discussed the need to make further significant acquisitions to address market dynamics, emphasizing the Company’s future need to access capital if it wished to pursue strategic acquisitions and limitations on its ability to do so. The Board authorized management to negotiate possible terms for a limited scope engagement of Morgan Stanley Bank N.A. (“Morgan Stanley”), one of the financial advisors interviewed in late April, to provide a valuation of the Company that could be realized by Shareholders through organic growth as compared to the value that could be realized through a near term sale process.

Also on May 20, JLL sent to Management a preliminary analysis of the economics of a potential transaction with DSM using the structure discussed on April 19. The analysis included, among other things, a management equity pool for management of DSM-JLL Newco of 7% of the fully diluted capitalization of DSM-JLL Newco after return of investor capital.

On May 21, Mr. Wahl called Mr. Lagarde to tell him that DSM wished to continue discussions regarding the DSM-JLL Newco transaction structure proposed by JLL on April 19 and that DSM would be responding in writing in the next few days. Mr. Wahl also indicated that management of the DPP Business was now authorized to engage in preliminary due diligence of Patheon to support the formation of DSM-JLL Newco. Mr. Lagarde advised Messrs. Mullen, Grant and Lytton of his call from Mr. Wahl and that JLL was interested in exclusively pursuing the DSM-JLL Newco transaction with DSM, rather than any transaction involving other third parties, and would not be supportive of the Company further pursuing any steps toward a third party sale process. At this time, the Company’s Canadian legal counsel, Dentons Canada LLP (“Dentons”), discussed with Mr. Lytton the processes that should be considered in the event that the Company decided to pursue a transaction with DSM and JLL in this context, which would include the establishment of a special committee of independent directors to consider the fairness of the transaction and to negotiate the transaction on the Company’s behalf. Mr. Lytton notified Mr. Watchorn later that day of the developments described in this paragraph.

Also on May 21, Mr. Watchorn, as a representative of the independent directors met with Blake, Cassels & Graydon LLP (“Blakes”) and another Canadian law firm to discuss retaining a Canadian legal advisor to advise the independent directors in connection with the potential establishment of a committee of independent directors and ongoing discussions with JLL and DSM. After these meetings, the independent directors decided to engage Blakes as Canadian legal advisor. Blakes discussed the composition and mandate of a potential committee of independent directors with Mr. Watchorn and Dentons between May 21 and 28.

On May 28, Messrs. Mullen and Lytton called Mr. Watchorn and described their understanding of the proposed DSM-JLL Newco transaction structure as proposed on April 19.

Also on May 28, Mr. Lytton and Dentons participated in a previously-scheduled call with Morgan Stanley to discuss the information that Morgan Stanley would require in order to proceed with its preliminary valuation work on Patheon with respect to the potential sales process of Patheon. Based on DSM’s and JLL’s expressed interest in pursuing the specific DSM-JLL Newco transaction, and JLL’s stated intention to not pursue or approve any transaction other than the DSM-JLL Newco transaction, Morgan Stanley’s preliminary work on a potential sale process for the Company was suspended pending receipt of further direction from the Board.

Also on May 28, Mr. Lytton and Dentons spoke to Skadden, Arps, Slate, Meagher and Flom LLP (“Skadden”), counsel to JLL, to gain a better understanding of JLL’s plans in relation to DSM and a potential sale transaction. Skadden indicated that, while it was premature to determine whether JLL would eventually support a transaction involving DSM, or to comment on what form that transaction might take, JLL suggested that the potential sale process to a third party be suspended to permit consideration, with the input of Management, of whether a transaction involving DSM was viable. A Board meeting was called for May 31 for the Board to consider these matters.

On May 31, an in-person Board meeting was held in New York. Management described and presented the strategic rationale, on a business level, for a possible combination of the DPP Business and Patheon as well as the structure for the transaction proposed by JLL to DSM on April 19, 2013.

At this meeting, Management expressed its preliminary view that a combination of Patheon with the DPP Business appeared compelling on a business level. JLL’s request to have Management assist in investigating and performing due diligence on the DPP Business in connection with a potential transaction involving DSM was also discussed. The Board was advised that DSM had asked JLL for a letter of intent or term sheet to be provided to the managing board of DSM as early as June 30. The Board received a presentation from Dentons regarding the Board’s fiduciary duties with respect to the potential strategic alternative processes available to the Company. JLL’s representatives on the Board formally advised that they were representatives of affiliates of JLL funds that had an interest in participating in an acquisition of Patheon, as part of a buying group with DSM, if such a transaction was determined to be viable and accordingly, it was appropriate for them to declare their interest in any such transaction pursuant to Section 120 of the CBCA. Mr. Mullen, as well as Messrs. Lytton and Grant, also advised the Board that they may have interest in participating as equityholders in the new entity as part of a potential transaction and accordingly believed it was appropriate to declare their interests in a potential transaction on that basis. Finally, Mr. Viso, a director of the Company and holder of approximately 8.3% of the outstanding Restricted Voting Shares, declared his interest in such a transaction on the basis that he would also consider investing a portion of his expected proceeds in the combined DSM-JLL Newco entity as part of a potential transaction. Following discussion of all of these factors, the Board authorized Management to conduct and report on an evaluation of whether a potential combination with the DPP Business was viable. It was agreed that if a transaction appeared viable, and if JLL subsequently determined to pursue a DSM-JLL Newco transaction, a special committee of independent directors consisting of Mr. Watchorn (as Chair), Mr. Shaw and Mr. Sutin would be formed to evaluate and negotiate a transaction on behalf of Patheon. Mr. Watchorn was authorized to direct the development of a mandate for the independent committee that was appropriate for the potential transaction. The Board noted that Morgan Stanley had not yet been engaged with respect to any alternative transaction process and had not yet performed any previously contemplated valuation work in contemplation of a sales process. The Board determined not to engage Morgan Stanley for that work given the developments to date regarding a potential transaction with JLL and DSM.

On June 4, at the request of JLL, Mr. Mullen met with JLL’s largest limited partners to discuss the possible DSM-JLL Newco transaction.

On June 5, at JLL’s request, Messrs. Mullen, Stuart and Lytton attended JLL’s annual limited partners meeting. Also in attendance were executives of certain of JLL’s portfolio companies. During the meeting, Paul Levy, Senior Managing Director of JLL, stated that JLL Fund V intended to exit Patheon during 2013 at a valuation of US$1.9 billion, which was in a range of 10x to 11x Pro Forma Adjusted EBITDA.

Also on June 5, JLL sent a term sheet to DSM for the DSM-JLL Newco transaction structure, together with due diligence request lists. The term sheet proposed a valuation of Patheon equal to US$1.9 billion based on a multiple of the Company’s EBITDA, or such amount as might be subsequently agreed between JLL and DSM, and an exclusivity provision between JLL and DSM for sixty (60) days. The term sheet also contained a number of terms related to the capitalization, governance and operation of Newco.

Between June 5 and June 17, Messrs. Watchorn, Sutin and Shaw, in consultation with Blakes and Dentons and with input from counsel to JLL, developed a draft mandate for the special committee of independent directors.

On June 17, Management and representatives of JLL met with Messrs. Watchorn, Sutin and Shaw to discuss the upcoming June 21st Board meeting. At this meeting, JLL informed Messrs. Watchorn, Sutin and Shaw that JLL was interested in exclusively pursuing the DSM-JLL Newco transaction with DSM and would not be supportive of the Company pursuing any further steps towards a third-party sale process. JLL believed that engaging in a protracted auction process, which JLL believed would be unlikely to result in greater value for the Shareholders than the DSM-JLL Newco transaction, would potentially jeopardize the certainty of the DSM-JLL Newco transaction. JLL believed that the potential combination of Patheon and the DPP Business presented synergies that enabled the Purchaser to offer greater consideration for Patheon than other potential bidders in an auction process. In connection with its consideration of achieving liquidity for its investment in Patheon in 2013, JLL evaluated the likelihood that any strategic buyers would have the interest and financial capability to acquire Patheon and determined that it was unlikely that any such buyer would have the interest and financial capability to acquire Patheon. Additionally, based on its in depth knowledge of Patheon, acquired over the six years of its investment, JLL believed it was unlikely that any other party would be willing to offer greater value for the holders of Restricted Voting Shares than the DSM-JLL Newco transaction. JLL also believed that the combination of the Company with the DPP Business represented a compelling investment opportunity for JLL’s affiliated investment funds.

From May 31 to June 20, Messrs. Watchorn, Sutin and Shaw held a series of meetings and conference calls with Blakes to prepare a draft mandate for the Independent Committee. During this period, elements of the draft mandate were discussed by Mr. Watchorn with the other members of the Board and with Mr. Lytton in his role as General Counsel of the Company, and by Blakes with Skadden, JLL’s Canadian legal advisor, Borden Ladner Gervais LLP (“BLG”), Dentons and Goodwin Procter LLP (“Goodwin”), counsel to the Company. Even though the Independent Committee was aware of Mr. Lytton’s potential participation in a transaction, the Independent Committee believed it was important that Mr. Lytton, as General Counsel of the Company, participate in these discussions and in the preparation of the mandate. The Independent Committee and Mr. Lytton were aware of his potential conflict of interest, and accordingly limited the scope of his input as well as took the potential conflict into consideration in its discussions. Blakes and Dentons, as Canadian counsel to the Independent Committee and Patheon, respectively believed this participation carried out under the supervision of Messrs. Watchorn, Sutin and Shaw was customary and appropriate in the circumstances. By June 20, 2013, Messrs. Watchorn, Sutin and Shaw had, with the assistance of Blakes, developed a draft mandate that they were prepared to submit to the full Board for formal approval. This draft mandate was circulated to the Board for consideration at a Board teleconference to be held on June 21, 2013.

At the Board teleconference held on June 21, Management reviewed materials previously circulated to the Board, including Management’s presentation on the status of the DSM-JLL Newco transaction and its contemplated structure, which continued to be consistent with the structure originally proposed by JLL on April 19, 2013, and the draft mandate for a special committee of independent directors developed by Messrs. Watchorn, Sutin and Shaw. While the Board noted that a number of other alternative transaction structures had been considered by Management, JLL had informed the Board of its intention to exclusively support the DSM-JLL Newco transaction structure with DSM and not to support or vote in favor of any alternative transaction. In light of JLL’s stated intentions and having considered Patheon’s inability to finance alternative acquisition transactions, the Board, following a declaration of interest by certain directors, then constituted the Independent Committee, consisting of Messrs. Watchorn, Shaw and Sutin with Mr. Watchorn to serve as chair. The Board also approved the Independent Committee mandate in the form recommended by the independent directors. Pursuant to the terms of its mandate, the Independent Committee was authorized and directed to, among other things,

(i) consider whether the proposed DSM-JLL Newco transaction was in the best interests of the Company; (ii) negotiate the terms (including price) of the proposed transaction on behalf of the Company; (iii) consider any available alternatives to the proposed transaction; (iv) determine whether or not to make a recommendation to the Board as to whether or not to approve the proposed transaction; and (v) report to the Board as to the Independent Committee’s recommendation (or that the Independent Committee is not making any recommendation) and its reasons and conclusions in respect thereof. In connection with its mandate, the Independent Committee was empowered to (a) retain, at the Company’s expense, legal counsel and financial and other advisors as it considered necessary or desirable to advise the Independent Committee and to assist it in the execution of its mandate; (b) retain, at the expense of the Company, an independent valuator and supervise its preparation of a formal valuation in accordance with MI 61-101; and (c) direct Management to assist the Independent Committee and its advisors as the Committee considered necessary or desirable for the fulfillment of its mandate. The Board also authorized Management to continue to assist JLL with its evaluation and negotiation of a possible transaction with DSM involving the acquisition of Patheon, and in particular, Management was directed to conduct diligence on the DPP Business and report back to the Independent Committee and JLL on this diligence and the potential viability of a transaction with DSM.

The Independent Committee formally retained Blakes to act as its legal advisor on June 24, and met telephonically on June 27 to discuss the retention of financial advisors, including an independent valuator as required pursuant to MI 61-101. From June 28 to July 3, the Independent Committee made information requests to four Canadian investment banks and requested responses on or before July 17.

Between June 22 and July 1, JLL, DSM, and Management discussed the due diligence process, although no materials were exchanged between the parties.

On July 2, representatives of Patheon (Mr. Mullen) and JLL (Messrs. Lagarde and Agroskin) met with representatives of DSM (Mr. Wahl and Stefan Doboczky, a member of the managing board of DSM) in London, England, to discuss DSM’s interest in pursuing a transaction with Patheon. DSM’s representatives indicated that DSM was continuing to consider the impact on DSM of a potential transaction. The group determined to hold detailed joint management presentations on July 18, with diligence information to be initially exchanged between the parties prior to that meeting.

On July 3, Messrs. Mullen and Lytton had a telephone conversation with the members of the Independent Committee as well as Mr. Viso to update them on the progress of discussions with DSM. The Independent Committee and Mr. Viso had each asked Management to provide periodic updates on the status of the potential transaction, which Management did from time to time. The Independent Committee had determined that, as all other members of the Board other than Mr. Viso were being informed of the status of the transaction, either through their relationship to the potential buying group or through serving on the Independent Committee, Management should periodically update Mr. Viso so that he would be aware of the status of the transaction in his capacity as a member of the Board and be in a position to provide informed input to the Independent Committee.

On July 13, DSM provided a revised term sheet to JLL for the DSM-JLL Newco transaction structure. The revised term sheet indicated that the US$1.9 billion enterprise valuation of Patheon was subject to DSM’s due diligence and made numerous changes to the terms relating to proposed governance and operations of the DSM-JLL Newco entity. The revised term sheet also provided for a management equity incentive pool of 5-10% of the fully diluted capitalization of DSM-JLL Newco after return of investor capital.

On July 15, each of DSM and Patheon made available documents to the other via an electronic data room.

On July 17, Messrs. Mullen and Lytton updated members of the Independent Committee as well as Mr. Viso on the status of the DSM-JLL Newco transaction. Also on July 17, the Independent Committee received proposals from the four Canadian investment banks to which the request for proposal had been sent.

On July 18, representatives of Patheon and JLL met in New York City with representatives of DSM to discuss a number of issues relating to the DSM-JLL Newco transaction structure, including which components of the DPP Business would be included, DSM’s minority shareholder role, and DSM-JLL Newco’s need for debt financing to finance the proposed transaction. DSM noted that it would not have authority to engage in due diligence until a meeting of its managing board on September 2, 2013. In advance of that meeting, the parties agreed to meet on August 13, 2013 to follow up on potential diligence issues, as well as for JLL and DSM to negotiate a non-binding letter of intent with respect to the DSM-JLL Newco structure. The parties also agreed to meet on August 14, 2013 to prepare a joint strategic/business plan, which would be presented to the DSM managing board on September 2, 2013.

On July 22, JLL sent further due diligence data requests to DSM, based on input from Messrs. Mullen, Grant, and Lytton.

On July 23, because of the uncertainty of the DSM-JLL Newco transaction and based on their knowledge of JLL’s desire for liquidity in its investment in Patheon, the Board authorized Messrs. Mullen, Lytton and Grant to meet with representatives of a third private equity firm to discuss Patheon and its business. The Board believed that Management should continue to have preliminary discussions with the private equity firms so that the Company could expeditiously consider other alternatives if discussions with DSM were not successful. No proposals were made by the private equity firm or by Messrs. Mullen, Lytton or Grant at the meeting.

On July 24, representatives of Patheon reviewed the agenda for the meetings on August 13-14 and an outline of the business plan with representatives of DSM. Also on July 24, Mr. Lytton updated members of the Independent Committee as well as Mr. Viso on the status of the discussions between Patheon, DSM and JLL.

On July 24 and 25, the Independent Committee and Blakes interviewed each of the four Canadian investment banks separately to discuss their proposals. The Independent Committee considered at length the sector experience of each bank, their relative experience in financial advisory mandates in relation to going private transactions involving Canadian entities, their experience in preparing formal valuations and their proposed fees.

On July 30, the Independent Committee met, with Blakes present, to further discuss the respective investment bank proposals and their relevant experience and proposed fees.

On July 31, representatives of Patheon spoke again with representatives of DSM about progress on the joint business plan as well as preparations for the meetings on August 13-14. Also on July 31, Mr. Lytton updated Mr. Watchorn on the progress of the proposed DSM-JLL Newco transaction. Mr. Watchorn noted that the Independent Committee had interviewed four investment banks to potentially serve as financial advisor or independent valuator to the Independent Committee, and indicated that he was beginning fee negotiations with these banks on behalf of the Independent Committee.

On August 2, an update call was held among JLL, DSM and Patheon to review the status of the preparations for the meeting on August 13-14, DSM’s progress in delivering supplemental due diligence materials to Patheon on August 5, the joint effort to prepare a strategic/business plan, and the DSM-JLL Newco transaction term sheet negotiation. It was agreed that the parties would speak again on August 7 to assess progress.

Also on August 2, Messrs. Mullen and Lytton met with representatives of a fourth global private equity firm, at the private equity firm’s request, to discuss the possibility of pursuing a transaction involving Patheon. Management and the private equity firm agreed to postpone further discussions until the end of August, by which time Management expected it would become more clear as to whether the DSM-JLL Newco transaction was likely to proceed. No additional discussions were pursued with the private equity firm.

Also on August 2, DSM delivered a revised term sheet for the DSM-JLL Newco transaction to JLL. The revised term sheet did not change the proposed valuation of Patheon but made changes to the valuation of the DPP

Business and to the proposed governance and operations of the DSM-JLL Newco entity. The revised term sheet continued to provide for a management equity pool of 5-10% of the fully diluted capitalization of Newco.

From August 1 to 10, the Independent Committee considered, with the input of Blakes, Dentons and Management, the proposals by and interviews with the four Canadian investment banks. The Independent Committee considered, among other factors, the credentials of each bank and any relationships that each bank had with JLL and/or DSM (a summary of such information relating to RBC and BMO Capital Markets can be found in the section of this Proxy Statement entitled “Special Factors – Fairness Opinion of RBC – RBC’s Relationships with Interested Parties” beginning on page 61 below and “Special Factors – Formal Valuation and Fairness Opinion of BMO Capital Markets” beginning on page 46 below). On August 11, the Independent Committee invited RBC and BMO Capital Markets to submit revised fee proposals by August 13.

On August 8, Messrs. Mullen and Lytton met with representatives of a fifth private equity firm to discuss Patheon and its business. No proposals were made by the private equity firm or by Messrs. Mullen or Lytton at the meeting.

On August 13, representatives of Patheon, JLL and DSM met in New York for Patheon and DSM to deliver management presentations, with each company describing its key business units. On August 14, Patheon and DSM jointly presented a strategic plan for the two companies. JLL and DSM also continued to negotiate the DSM-JLL Newco term sheet. At the conclusion of the meetings, DSM indicated that it had received enough material for representatives of the DPP Business to request approval from the supervisory board of DSM on September 2 to continue pursuing the proposed transaction.

Also on August 13, the Independent Committee met telephonically, with Blakes present, to discuss certain queries that had been made by the investment banks in response to the request for revised fee proposals. Blakes communicated the responses of the Independent Committee to the investment banks on August 13 and indicated that a further fee proposal was requested by the Independent Committee by August 14. On August 14 revised proposals were presented by each of the investment banks. The Independent Committee met telephonically on August 15 and 16, with Blakes present, to discuss the revised proposals. The Independent Committee reviewed the information that had been provided by RBC regarding the passive limited partnership investment by an RBC affiliate in JLL Fund V (see “Special Factors – Fairness Opinion of RBC – RBC’s Relationships with Interested Parties” beginning on page 61 below for additional details), representing a very small proportion of the JLL Fund V investment in Patheon. The Independent Committee carefully assessed such information, including in light of its understanding that the JLL Fund V limited partners would receive the same consideration for the Restricted Voting Shares indirectly held by JLL Fund V as would be received by minority holders of Restricted Voting Shares pursuant to the proposed transaction, subject to the terms of the JLL Fund V limited partnership agreement. The Independent Committee also considered the other information that had been provided to it by the various banks. Based on the Independent Committee’s assessment of the information it reviewed, including its view of each bank’s relative strengths and weaknesses, it determined, in light of BMO Capital Markets’ and RBC’s respective experience in acting for Canadian targets in connection with going-private transactions and acting for (and opposite) private equity funds, as well as each bank’s sector expertise, both in Canada and the U.S. that its preferred advisors would be BMO Capital Markets as independent valuator, and RBC as financial advisor, subject in each case to certain amendments being made to the revised fee proposal provided by each of them on August 14.

Following the meeting on August 16, Blakes contacted RBC and BMO Capital Markets on behalf of the Independent Committee and indicated that it was the Independent Committee’s intention to engage RBC as financial advisor to the Independent Committee and BMO Capital Markets as independent valuator, subject in each case to the above-noted amendments being made.

The Independent Committee also held a second meeting on August 16 which Mr. Viso attended, during which the Independent Committee discussed with Mr. Viso the proposed transaction, including its proposed structure and timing, in order to update Mr. Viso and obtain the benefit of his guidance, and discussed his views on the proposed transaction.

The Independent Committee, with the input of Blakes, as well as Management and Dentons, engaged in discussions with BMO Capital Markets regarding the terms of their potential engagement between August 16 and 20. On August 21, Blakes contacted BMO Capital Markets on behalf of the Independent Committee to inform BMO Capital Markets that it had been selected for engagement as the independent valuator.

On August 23, Mr. Mullen met with Mr. Levy in New York to discuss, on a preliminary basis, JLL’s 7% management equity pool proposal in the DSM-JLL Newco transaction, the possibility and terms of certain members of Management participating as equityholders in DSM-JLL Newco and roles in the combined company for Management.

On August 26, a conference call was held among BMO Capital Markets, Blakes, Dentons and Management to discuss the process and timing for the preparation of a formal valuation of the Restricted Voting Shares by BMO Capital Markets in accordance with the requirements and standards of MI 61-101.

The Independent Committee, with the input of Blakes, Dentons and Management, engaged in discussions with RBC regarding the terms of their engagement between August 16 and 26. The Independent Committee met telephonically on August 26 to finalize the terms of RBC’s engagement. On August 27, Blakes contacted RBC on behalf of the Independent Committee to inform RBC that it had been selected for engagement as the financial advisor to the Independent Committee.

Also on August 27, JLL provided a term sheet for a management equity incentive plan (MEIP) to Mr. Mullen. The term sheet provided for a management equity pool that would issue profits interests in DSM-JLL Newco in a total amount of up to 7% of the fully diluted capitalization of DSM-JLL Newco after return of investor capital, vesting over time and upon the occurrence of certain events. The term sheet did not address any equity participation by Patheon Management or provide for any additional equity incentives.

On September 3, JLL learned from Mr. Doboczky that DSM’s supervisory board had authorized proceeding with due diligence to support a potential transaction. On September 4, Messrs. Mullen and Lagarde received further confirmation of such DSM authorization from Feike Sijbesma, the CEO of DSM.

On September 4, Messrs. Mullen and Lytton reported at the Board meeting the results of DSM’s internal meetings, and, after discussing the level of expenses incurred on the potential transaction to date, the Board authorized Management to conduct due diligence on the DPP Business during the month of September, to visit its sites and to begin detailed legal and operational due diligence as Management was best positioned to evaluate the DPP Business and its potential fit with the business of Patheon. Management reported the results to the full Board as directed by the Independent Committee. Additionally, rather than reporting its due diligence findings separately to the Independent Committee and to the members of the Board who were affiliates of JLL, it was agreed by the Independent Committee and JLL that it was more efficient to have all parties receive updates on the due diligence findings with respect to the DPP Business from Management at the same meetings. It was agreed that Management would report back to the Board in October on the results of this more detailed due diligence. The Independent Committee also advised the Board that it had intended to engage BMO Capital Markets as independent valuator and intended to engage RBC as financial advisor in connection with the potential DSM-JLL Newco transaction.

On September 5, the Independent Committee met with each of BMO Capital Markets and RBC to discuss the status and structure of the proposed transaction and the Independent Committee’s and BMO Capital Markets’ and RBC’s respective expectations with respect to the roles to be fulfilled by them in connection with the transaction and the related process. Subsequently, the Independent Committee, in consultation with Blakes and Dentons, negotiated, finalized and executed an engagement letter with each of BMO Capital Markets and RBC.

During the next four weeks, teams from each of Patheon and DSM visited each other’s sites; Patheon’s internal diligence team supported by external consultants visited the DPP Business sites in Austria, Germany, Netherlands, and Italy. From September 23 to 25, members of the management teams of Patheon’s three business units presented information about Patheon to a due diligence team from DSM, assisted by consultants, in New York City. Patheon’s due diligence materials were exchanged, subject to arrangements between the two companies to provide for confidential treatment of competitively sensitive information. During this time period, Management supplied information to BMO Capital Markets, as independent valuator, and RBC, as financial advisor, to the Independent Committee for purposes of their respective engagements.

On September 10, RBC and BMO Capital Markets met telephonically with the Independent Committee and members of Management to discuss BMO Capital Markets’ and RBC’s respective roles and the requirements and timing associated with the preparation of the formal valuation of the Restricted Voting Shares in accordance with the requirements of MI 61-101.

On September 13, Skadden distributed an initial draft of the Contribution Agreement between JLL and DSM to Management and Dentons for comment. The draft Contribution Agreement provided, among other things, that the closings of the transactions contemplated by the Arrangement Agreement were conditions precedent to the closing of the transactions contemplated by the Contribution Agreement.

On September 16, Skadden sent a draft of the Contribution Agreement to Latham & Watkins LLP (“Latham”), counsel to DSM, reflecting combined comments from JLL and Management.

Also on September 16, BMO Capital Markets and RBC met telephonically with members of Management, Blakes and Dentons to discuss the information that would be required in connection with each firm fulfilling its respective role in the proposed transaction. Additionally, on September 16 the Independent Committee met to discuss possible pricing of the proposed transaction and process and timing considerations.

In the evening of September 16, JLL, acting on behalf of the Purchaser, made a non-binding proposal to the Independent Committee to acquire all of the outstanding Restricted Voting Shares for US$8.25 per Restricted Voting Share in cash. The non-binding proposal was subject to equity and debt financing, confirmatory due diligence and definitive transaction documentation. The equity financing for the proposed transaction was to be provided by certain JLL affiliates and co-investors. JLL separately represented that significant progress had been made towards securing debt financing. The proposal also indicated that affiliates of JLL which owned more than a majority of the outstanding Restricted Voting Shares were solely interested in pursuing the transaction contemplated by the proposal and were not at that time willing to consider any alternative transaction.

On September 18, the Independent Committee met with Blakes and RBC to discuss the non-binding proposal provided by JLL and possible responses thereto, including remaining an independent public company, having regard to the position of the JLL Parties that they would not support alternative transactions. The Independent Committee, RBC and Blakes discussed the practicality of other value creation alternatives and the potential costs and risks associated with the alternatives in light of JLL’s stated intentions. Following that meeting, Blakes, on behalf of the Independent Committee, acknowledged to Skadden receipt of the proposal and indicated that the Independent Committee was awaiting an indication of the valuation range determination from BMO Capital Markets before responding to the proposal.

Also on September 18, Messrs. Mullen and Lytton updated the Independent Committee on the status of the due diligence reviews being conducted by DSM and Management and the status of discussions between JLL, DSM and Management regarding the combined business.

On September 27, there was a meeting in the Netherlands of the potential buying group with Mr. Mullen, Messrs. Agroskin, Lagarde and Levy representing JLL, and Mr. Sijbesma, Mr. Doboczky and Philip Eykerman, head of corporate development and strategy for DSM, representing DSM to further discuss the terms of the transaction.

Mr. Mullen participated in the meeting in his anticipated role as the CEO of the combined business following the consummation of the Arrangement.

From October 1 to 3, representatives of Patheon delivered management presentations to prospective debt lenders and equity investors in the Purchaser for the proposed transaction. On October 2, representatives of Patheon also presented a set of projections for Patheon’s performance as a stand-alone entity, including Patheon’s expected financial performance for the fiscal year ending October 31, 2013 and for the 2014 fiscal year, as well as a set of projections for the DPP Business for 2013 to 2015, to the Independent Committee, and also to RBC and BMO Capital Markets. The projections were based on Management and business unit leaders’ annual budget meetings from mid-September.

On October 3, Skadden provided to Blakes a draft of the DSM-JLL Newco transaction term sheet reflecting the governance and Newco equity terms then being negotiated between JLL and DSM, such as the composition of the Newco board, investor consent rights and equity transfer restrictions.

On October 4, Mr. Mullen met with Mr. Lagarde regarding the terms of the management equity pool in the DSM-JLL Newco transaction structure (the “Newco Profits Interests”) previously proposed by JLL. Mr. Mullen also presented a formal proposal for a second set of profits interests to be granted to specified members of senior management of Patheon who would participate as equityholders in JLL Holdco in connection with the closing of the Arrangement. The formal proposal of these profit interests was a follow up to the discussions on August 23 where such interests plan had initially been described at a high level to Mr. Levy. Management’s proposals included, among other things, a pool of Newco Profits Interests equal to 15% of the fully diluted capitalization of DSM-JLL Newco vesting over time and subject to achievement of certain return thresholds for JLL with respect to its investment in DSM-JLL Newco.

On October 4, Skadden received a revised draft of the Contribution Agreement from Latham.

On October 7, Management and JLL met in New York City at JLL’s offices for an interim due diligence report from the Patheon due diligence teams, assisted by several consultants.

On October 8, JLL worked together with Management on proposed debt commitment terms and sent these terms to five prospective lenders. Management participated in this meeting from the perspective of the expected management team of the post-Arrangement company, and pursuant to the Independent Committee’s directive to help facilitate the financing of the transaction. The Independent Committee did not participate in the discussion, as the terms of the debt commitments were the responsibility of the buying group.

During October, DSM continued to conduct diligence on Patheon, and Patheon continued to conduct diligence on the DPP Business.

On October 9, the Independent Committee met with Blakes, BMO Capital Markets and RBC, during which meeting BMO Capital Markets provided an update with respect to the status of its preparation of a formal valuation of the Restricted Voting Shares, RBC provided an update regarding its interactions with Management and JLL, and Blakes provided an update regarding its understanding of the anticipated timing and approach regarding the negotiation of a definitive arrangement agreement between Patheon and the Purchaser and related matters.

On October 16, Management and JLL met in New York City at JLL’s offices for another due diligence report from the Patheon due diligence team, assisted by several consultants.

Also on October 16, the Independent Committee held a meeting at which it received input from RBC on its work to date and from BMO Capital Markets based on its valuation work to date. At the request of the Independent Committee, BMO Capital Markets presented a written slide presentation containing its preliminary views and analysis that might form the basis for its valuation of the Restricted Voting Shares. Although BMO Capital Markets’ work was not then complete, BMO Capital Markets provided its preliminary analysis of different valuation methodologies. Once BMO Capital Markets left the meeting, RBC discussed with the Independent Committee RBC’s reaction to BMO Capital Markets’ preliminary valuation work. On October 16, Blakes, on behalf of the Independent Committee, transmitted to Skadden certain information requests relating to confirmation by JLL of the forecast inputs, certain other information regarding synergies used by BMO Capital Markets in its preliminary valuation work and JLL’s financial projections for the Purchaser.

On October 17, Management presented the results of its due diligence review of the DPP Business to the Board as directed by the Independent Committee. Additionally, other than reporting its due diligence findings separately to the Independent Committee and to JLL, including those affiliates of JLL who were members of the Board, it was agreed by the Independent Committee and JLL that it was more efficient to have all parties receive the results of Management’s due diligence review of the DPP Business at the same meeting. It was the consensus of the Board that Management should continue to move forward to assist JLL with its negotiations of a potential transaction with DSM. Patheon’s fiscal 2014 budget was also approved at this meeting.

Also on October 17, Mr. Mullen and Mr. Lagarde discussed the terms of the Newco Profits Interests.

On October 18, the Independent Committee met with Blakes and RBC to discuss a response to the JLL proposal made on behalf of the Purchaser. The Independent Committee considered in detail the terms of the proposal, possible alternatives and market conditions. Following this meeting, RBC called JLL to indicate that the Independent Committee would be prepared to support a cash offer price of US$10.25 per Restricted Voting Share by Newco, provided that the other terms of the transaction were acceptable. Following this conversation, Blakes, on behalf of the Independent Committee, delivered a formal response letter to Skadden. The October 18, 2013 communication from the Independent Committee provided considerations from the Independent Committee that might support this price, including the opportunity available to JLL that would not be available to the unaffiliated Shareholders of Patheon, such as synergies between Patheon and the DPP Business; the exclusivity of the process due to JLL’s stated intention not to support any alternative transaction; Patheon’s recent strong performance and on-going strategic transformation; the anticipated market reaction to this and future strong performance; and the information available to JLL relative to that of the Independent Committee.

In the evening of October 18, Skadden sent a first draft of the Arrangement Agreement to Blakes. Among other things, the draft provided for a financing condition in favour of Newco, no ability of Patheon to terminate the agreement to enter into a definitive agreement relating to a “Superior Proposal” (as defined in the Arrangement Agreement), no reverse termination fee payable to Patheon, and also for a termination fee equal to 3% of the equity value of Patheon to be payable by Patheon in certain circumstances.

On October 21, the Independent Committee met telephonically with Blakes and RBC to discuss the terms of the Newco proposal, initial reactions to the draft Arrangement Agreement and possible next steps regarding the proposed transaction and anticipated response by Newco.

During the week of October 21, JLL and Skadden began to negotiate transaction documents with DSM and Latham. Management and Dentons also provided advice to JLL and Skadden in connection with the negotiation of the Contribution Agreement with DSM and Latham.

On October 22, JLL sent the Independent Committee a revised proposal that provided for a price of US$8.65 per Restricted Voting Share and representatives of JLL discussed the revised Newco proposal with RBC.

On October 23, the Independent Committee met with Blakes, BMO Capital Markets and RBC to review BMO Capital Markets’ update on its preliminary valuation work. During that meeting BMO Capital Markets indicated that it had received confirmation from JLL of the forecast inputs used by BMO Capital Markets in its previously prepared preliminary valuation work as well as having been provided additional information regarding possible synergies relating to the transaction. In addition, BMO Capital Markets had considered further certain information regarding Patheon’s investment in two Italian entities. As a result of the additional information and further considerations by BMO Capital Markets, although BMO Capital Markets’ work was not then complete, BMO Capital Markets provided a revised written slide presentation containing an updated preliminary analysis to the Independent Committee and a preliminary indicative range of fair values for the outstanding Restricted Voting Shares of US$8.75 – US$10.25 per Restricted Voting Share. Once BMO Capital Markets left the meeting, RBC discussed with the Independent Committee possible responses to the revised JLL proposal made on behalf of the Purchaser on October 22 and Blakes provided an overview of the draft Arrangement Agreement provided by the Purchaser on October 18.

Also on October 23, Management sent a revised term sheet for the Newco Profits Interests and a Class B Unit of JLL Holdco to JLL, reflecting, among other things, a pool of Newco Profits Interests equal to 10% of the fully diluted capitalization, after return of investor capital, vesting over time, upon the occurrence of certain events and upon achievement of certain return thresholds for JLL with respect to its investment in DSM-JLL Newco.

On October 24, RBC, on behalf of the Independent Committee, responded to JLL in relation to the October 22 proposal, explaining the Independent Committee’s view that an offer price substantially in line with its prior indication of US$10.25 per Restricted Voting Share was appropriate under the circumstances. RBC also indicated that the Independent Committee had received BMO Capital Markets’ preliminary analysis with respect to fair market value and provided JLL with a summary of BMO Capital Markets’ methodologies and preliminary conclusions.

On October 25, Messrs. Mullen and Lytton were invited by JLL to attend a meeting in New York City with the members of the Independent Committee at which Mr. Levy indicated that JLL might be willing to increase the offer on behalf of the Purchaser to US$9.20 per Restricted Voting Share and indicated that it was considering its options, including directly approaching Shareholders, if it was unable to agree to terms with the Independent Committee. The Independent Committee indicated that it would need further information from JLL including with respect to its financial projections for Newco and potential synergies from the Arrangement in order for the Independent Committee to consider reducing its prior price indication.

On October 26, the Independent Committee met telephonically with Blakes and RBC to discuss the status of the proposed transaction and the terms of other recent precedent going private transactions. Following that meeting, on October 26, Mr. Watchorn wrote, on behalf of the Independent Committee, to Mr. Levy to further explain the rationale of the Independent Committee in their considerations regarding the value of the Restricted Voting Shares, while recognizing, among other things, the effective inability of the Independent Committee to carry out a pre-signing ‘market check’ process in light of JLL’s stated position that it would support only the proposed DSM-JLL Newco transaction. The Independent Committee also requested that JLL provide it with additional information regarding JLL’s assessments of value, so that the Independent Committee could review such information with RBC and consider whether any price less than US$10.25 might be acceptable to the Independent Committee.

On October 27, in response to the Independent Committee’s request, JLL provided the Independent Committee with additional information analyzing the financial projections for Newco, including those provided to potential equity investors in Newco. JLL also provided the Independent Committee with an analysis of risks associated with the transaction that JLL asserted prevented it from raising its offer price above US$9.20 per Restricted Voting Share.

The Independent Committee met with RBC and Blakes on October 28 and 29 to discuss the additional information provided by JLL and the other terms of a potential DSM-JLL Newco transaction. The Independent Committee continued to negotiate with JLL during that period. On October 29, the parties reached agreement on a price of US$9.32 per Restricted Voting Share, subject to reaching agreement on the other terms of the transaction.

Also on October 29, Blakes provided a key issues list for the Arrangement Agreement to Skadden, including issues related to the definition of superior proposal, a proposed “fiduciary out” provision, closing conditions, termination fees, expense reimbursement and guarantee agreements, and Skadden indicated that JLL did not perceive any of the identified issues to be unresolvable.

From October 29 through the week of November 4, Management and JLL continued to negotiate the terms of the Newco Profits Interests.

From October 30 to November 1, Messrs. Mullen, Grant and Lytton attended a negotiating session in New York City with representatives of JLL and DSM, where JLL and DSM and their legal advisors continued to negotiate definitive documentation in relation to the Contribution Agreement.

On November 1, Messrs. Mullen and Lytton updated the Independent Committee on the status of the transaction process. An agreement in principle on certain open items in the Contribution Agreement, including among other things responsibility for certain pre-closing liabilities of the DPP Business and Patheon, was reached between JLL and DSM on November 2.

On November 1, Blakes, on behalf of the Independent Committee, delivered a revised draft of the Arrangement Agreement to Skadden that included a variety of revisions requested by the Independent Committee, including the deletion of the requested financing condition in favour of the Purchaser, the ability of Patheon to terminate the agreement in order to enter into a definitive agreement relating to a Superior Proposal made in accordance with the terms of the Arrangement Agreement if the Purchaser did not exercise its “matching rights”, and a reverse termination fee payable to Patheon under certain circumstances. The revised draft also reflected comments of Dentons and the Company relating to the covenants that would be applicable to the Company post-signing and the representations and warranties to be provided by the Company. Blakes also requested that the Independent Committee be provided with current drafts of the Contribution Agreement between JLL and DSM, the equity and debt financing letters with respect to the transactions, compensation arrangements for the Purchaser’s management and a draft of the Plan of Arrangement and arrangement resolution.

On November 1, BLG provided to Blakes a draft copy of the Plan of Arrangement.

On November 2, Skadden sent a draft limited partnership agreement for JLL Holdco to Mr. Lytton and Goodwin, which included the terms of the Class B Units of JLL Holdco. Following the receipt of this draft, and through the week of November 11, Management, JLL, Skadden and Goodwin continued to negotiate the terms of the Class B Units of JLL Holdco.

On November 2, 2013, Skadden discussed the draft Arrangement Agreement received from the Independent Committee with Dentons and Blakes. From November 3 to 15, JLL, DSM, Patheon and the Independent Committee and their respective legal counsel continued to negotiate the Arrangement Agreement and related documentation.

On November 4, BLG provided a draft form of voting agreement to Blakes. Also on November 4, Dentons provided to Blakes an initial draft of the Company disclosure letter that would be delivered to the Purchaser at the time the Arrangement Agreement was signed. On November 5, Skadden provided a draft of a commitment letter to be provided by certain lending banks to the Purchaser. On November 6, Skadden provided Blakes with the then current draft of the Contribution Agreement. On November 7, Skadden provided Blakes with a draft form of equity commitment letter to be provided by certain JLL affiliates that would invest equity in JLL Holdco in connection with the proposed transaction. On November 9, Goodwin provided to Blakes the then-current term sheet for the Newco Profits Interests being negotiated between Management and JLL and the then-current draft of the limited partnership agreement for JLL Holdco containing the terms of the Class B Units of JLL Holdco being negotiated between Management and JLL, in each case so that the Independent Committee could review the future equity incentive terms to be provided to management of the combined companies following consummation of the Arrangement. It had not been determined at this time which members of Management would receive Newco Profits Interests or Class B Units, and the terms of those interests were being negotiated in general on behalf of all members of Management who might be eligible, including potentially all named executive officers of Patheon.

On November 7 and 11, the Independent Committee met with Blakes and RBC and discussed the status and terms of the transaction documentation and the significant open points as between the parties.

During the week of November 11, the parties continued to negotiate the Arrangement Agreement, the Contribution Agreement, the Plan of Arrangement and related schedules and disclosure documents. Also during this time, Mr. Viso advised JLL, Management and representatives of the Independent Committee that he did not intend to make an investment in the Purchaser. Previously, Mr. Viso had indicated that he would consider investing a portion of his expected proceeds from a DSM-JLL Newco transaction in the Purchaser. However, Mr. Viso informed the Company that, after considering his expected proceeds in the transaction and the Majority-of-the-Minority Vote required to approve the DSM-JLL Newco transaction, Mr. Viso determined to forgo any investment in the Purchaser so that his entire interest in Patheon would be cashed out and the votes associated with his interest would be included in the Majority-of-the-Minority Vote. Mr. Viso’s interest in Patheon constitutes approximately 19.45% of the outstanding Restricted Voting Shares held by the Minority Shareholders.

On November 15, the Independent Committee met with Blakes and RBC to review in detail the transaction documentation. Blakes reviewed the material terms and conditions included in the current draft of the Arrangement Agreement as negotiated to date, the key provisions included in the related transaction documentation, as well as a potential timeline following execution of the Arrangement Agreement. RBC reviewed with the Independent Committee the current market conditions and its views on the proposed equity commitment. Following this review, the Independent Committee engaged in detailed discussion and consideration of the terms of the proposed transaction, the outstanding issues and the Independent Committee’s position on such issues which its counsel and financial advisor were instructed to pursue.

From November 15 to 18, JLL, DSM, Patheon and the Independent Committee and their respective legal counsel continued to negotiate the Arrangement Agreement and related documentation, culminating in fully negotiated documents on November 18.

By November 18, following extensive negotiations, the Purchaser had agreed to eliminate the financing condition, and the Independent Committee had (i) secured the right to terminate the Arrangement Agreement to enter into a definitive agreement relating to a Superior Proposal made in accordance with the terms of the Arrangement Agreement if Newco did not exercise its “matching rights”, (ii) negotiated a reverse termination fee of approximately 3.7% of the equity value of Patheon to be payable to Patheon in certain circumstances, as well as a lower reverse termination fee to be payable to Patheon in certain circumstances, and (iii) negotiated down the percentage of the termination fee to be payable by Patheon in certain circumstances, including upon entry into a Superior Proposal, to approximately 1.8% of the equity value of Patheon. These changes were pursued with the objective of increasing the likelihood of the consummation of the Arrangement by reducing the conditionality of the transaction and increasing the cost to the Purchaser of terminating the Arrangement Agreement, while also providing Patheon with the flexibility to accept a Superior Proposal, which, despite JLL’s stated position that it was not interested in selling its interest in Patheon, may be compelling to the Shareholders, including JLL.

On November 18, the Independent Committee held a further meeting with BMO Capital Markets, RBC and Blakes in attendance during which it received presentations from BMO Capital Markets, RBC and Blakes, and considered the terms of the revised Arrangement Agreement, the proposed financing for the transaction, and certain other transaction documents and their related terms. BMO Capital Markets rendered its oral opinion that, subject to the assumptions, qualifications and limitations provided in its opinion, the fair market value of the Restricted Voting Shares was in the range of US$8.75 to US$10.25 per share as of November 18, 2013. BMO

Capital Markets also provided its oral opinion to the Independent Committee to the effect that as of that date, and based upon and subject to the analyses, assumptions, qualifications and limitations that it discussed with the Independent Committee (which were subsequently set forth in its written opinion of such date) the Share Consideration to be received under the draft Arrangement Agreement by the Minority Shareholders was fair, from a financial point of view, to the Minority Shareholders. Also, RBC rendered an oral opinion to the Independent Committee, which opinion was subsequently confirmed in writing, to the effect that as of such date, and based upon and subject to the analyses, assumptions, qualifications and limitations that it discussed with the Independent Committee (which were subsequently set forth in its written opinion of such date), the Share Consideration to be received by the Minority Shareholders under the Arrangement was fair, from a financial point of view, to the Minority Shareholders. At the conclusion of such meeting, the Independent Committee concluded that the Arrangement was fair to the Company’s unaffiliated Shareholders and in the best interests of the Company, and determined to recommend such conclusions to the Board and that the Board recommend that unaffiliated Shareholders vote in favour of the Arrangement Resolution at the Meeting.

The Board subsequently held a meeting on November 18 after TSX market close with Management, BMO Capital Markets, RBC, Dentons and Blakes in attendance during which it received presentations from BMO Capital Markets, RBC and Management, and considered the terms of the Arrangement Agreement and certain other transaction documents. At this meeting, BMO Capital Markets rendered its oral opinion that, subject to the assumptions, qualifications and limitations provided in its opinion, the fair market value of the Restricted Voting Shares was in the range of US$8.75 to US$10.25 per share as of November 18, 2013. BMO Capital Markets also provided an oral opinion, subsequently confirmed in writing, to the Board that the consideration to be received by the Minority Shareholders under the draft Arrangement Agreement was fair, from a financial point of view, to the Minority Shareholders. Also, RBC rendered an oral opinion to the Board, which opinion was subsequently confirmed in writing, to the effect that as of such date, and based upon and subject to the analyses, assumptions, qualifications and limitations that it discussed with the Board (which were subsequently set forth in its written opinion of such date), the Share Consideration to be received by the Minority Shareholders under the Arrangement was fair, from a financial point of view, to the Minority Shareholders. Each of BMO Capital Markets and RBC subsequently delivered its written opinion, dated November 18, 2013, to the Independent Committee and Board confirming its oral opinion. The full text of the written opinions of BMO Capital Markets and of RBC, each of which sets forth, among other things, the assumptions made, procedures followed, matters considered and qualifications and limitations on the review undertaken by each in rendering its opinion, are attached as Annexes D and E to this Proxy Statement, and are described in more detail below under the sections entitled “Special Factors – Formal Valuation and Fairness Opinion of BMO Capital Markets” beginning on page 47 and “Special Factors – Fairness Opinion of RBC” beginning on page 60, respectively.

Following the BMO Capital Markets and RBC presentations to the Board, the Independent Committee reviewed with the Board its report, including a discussion of the reasons for the transaction described in the section of this Proxy Statement entitled “Special Factors – Reasons for the Recommendation” beginning on page 40 below. The Board meeting concluded with a move to vote on the proposed transaction. The Board (after each of Messrs. Levy, Lagarde, O’Leary, Agroskin, and Mullen declared their respective interest in the Arrangement and the transactions contemplated by the Arrangement Agreement and their view that it was in the Company’s best interests, and abstained from voting), unanimously resolved that the Arrangement is in the best interests of Patheon, the Share Consideration to be received by the unaffiliated Shareholders is fair to those Shareholders, and the Arrangement is fair to the unaffiliated Shareholders.

The Board has also unanimously recommended that the unaffiliated Shareholders vote in favour of the Arrangement Resolution.

The Arrangement Agreement and certain related transaction documentation were subsequently finalized and executed prior to TSX market open on November 19. On the morning of November 19, 2013, prior to the opening of the TSX, the Company issued a press release announcing that it had entered into the Arrangement Agreement.

Position of the Independent Committee as to Fairness

Independent Committee Mandate

On June 21, 2013, in light of JLL’s stated intention to not support or approve any transaction other than the DSM-JLL Newco transaction (that would become the Arrangement) and having considered Patheon’s inability to finance alternative acquisition transactions due to its current leverage and limited ability to obtain additional equity capital, the Board formed the Independent Committee, consisting solely of directors who are not officers or employees of Patheon or any of its affiliates or subsidiaries, with a mandate to: select an independent valuator; supervise the preparation of a formal valuation of the Restricted Voting Shares; supervise the negotiation and establishment of the terms of any transaction involving the acquisition of Patheon by the Purchaser, an acquisition entity formed by JLL Holdco, an affiliate of JLL and JLL Fund VI and DSM, on a basis considered to be in the best interests of the Company, subject to Board approval; consider any available alternatives, including their terms, potential benefits and risks; consider the terms of the participation in the transaction of Management, including Management’s compensation arrangements; and report its findings in respect of any proposed transaction with the Purchaser or any other party to the Board and make such recommendations in respect of any such transaction and other matters as the Independent Committee considered appropriate. As an affiliate of JLL Fund V, JLL LLC 1 currently indirectly owns 55.7% of the outstanding Restricted Voting Shares, and therefore is a “related party” of the Company under MI 61-101, the Board was aware that any acquisition of the outstanding Restricted Voting Shares by the Purchaser, an affiliate of JLL Fund V, would constitute a “business combination” under MI 61-101, and would therefore be subject to the formal valuation, Majority-of-the-Minority Vote and other requirements of MI 61-101.

The Independent Committee’s mandate was developed through numerous informal meetings prior to the establishment of the Independent Committee by the members of the committee with the input of its legal advisor and through discussions with the other directors of the Company, senior management of the Company and counsel to the Company and JLL.

Process

The Independent Committee received a formal valuation (the “Formal Valuation of BMO Capital Markets”) of the Restricted Voting Shares, prepared under its supervision as contemplated by MI 61-101, from BMO Capital Markets as the independent valuator engaged by the Independent Committee. In addition, the Independent Committee was advised by RBC, as its financial advisor, and Blakes. The Independent Committee also received the benefit of the advice of Canadian and U.S. legal advisors to the Company, Dentons, Goodwin and Hill Smith King & Wood LLP. The process undertaken by the Independent Committee included numerous meetings with the other directors of the Company, senior management and representatives of JLL, and extensive internal meetings of the Independent Committee and communications among its members and with its advisors. The Independent Committee received information requested from and provided by JLL and Management throughout its process.

Proposed Transaction

The proposed transaction contemplates the acquisition, directly or indirectly, by the Purchaser of all of the issued and outstanding Restricted Voting Shares (not already held by JLL) through the Plan of Arrangement, as contemplated by the Arrangement Agreement. Upon the Plan of Arrangement becoming effective, the business of Patheon and DSM’s existing DPP Business will be combined pursuant to a Contribution Agreement among JLL Holdco, DSM and the Purchaser (the “Combination”).

Certain members of senior management of the Company, including Mr. Mullen, Mr. Lytton and Mr. Grant, will participate in the management of the combined business (the “Key Management”), and in connection therewith, are expected to enter into amendments to their existing employment arrangements with the Purchaser effective on closing of the Arrangement. Members of Key Management will receive a “profits interest” in the Purchaser that vests over time and is payable after the return of all invested capital in the Purchaser. Under the Arrangement, any Restricted Voting Shares held by members of Key Management will be exchanged for a cash payment under the Arrangement on the same terms as the unaffiliated Shareholders. The Arrangement Agreement contemplates (but is not conditional on) the forfeiture and cancellation of Company Options by certain members of Key Management that have agreed to do so in order to facilitate the Arrangement. Mr. Mullen has agreed to voluntarily forfeit and cancel all 4,000,000 of his in-the-money Company Options and the other members of Key Management may be permitted to do the same prior to closing of the Arrangement. All Company Options not so forfeited will be cancelled in exchange for the cash payment referred to below pursuant to the Arrangement.

The principal steps of the Arrangement affecting current security holders of Patheon are summarized as follows:

1.	Holders of Restricted Voting Shares including members of Management but excluding the JLL Parties and Shareholders exercising Dissent Rights will receive the Share Consideration, consisting of US$9.32 in cash for each Restricted Voting Share held.

2.	Vesting of Company Options, other than those to be cancelled pursuant to the agreements with members of Management, will be accelerated and holders will receive the excess, if any, of US$9.32 over the exercise price per share, with all Company Options cancelled.

3.	Holders of DSUs will receive US$9.32 in cash for each DSU held.

4.	All of the outstanding Special Preferred Voting Shares will be purchased for cancellation for nominal consideration of US$15.

The Arrangement also includes a number of steps to facilitate the Combination in a structure in which the Purchaser will be the parent entity. The associated tax planning which has been proposed by the Purchaser has been reviewed by the Company’s advisors, who advise that such steps do not affect the entitlement of the current Shareholders (other than any JLL Parties) under the Arrangement.

The Arrangement requires the following approvals by Shareholders:

(a)	an affirmative vote of at least two-thirds (66 2⁄3%) of the votes cast by Shareholders in respect of the Arrangement Resolution at the Meeting in person or by proxy; and

(b)	a simple majority of votes cast by Shareholders in respect of the Arrangement Resolution at the Meeting in person or by proxy, other than by those Shareholders required to be excluded pursuant to Section 8.1(2) of MI 61-101 (see “The Arrangement – Regulatory Law Matters and Securities Law Matters – Securities Law Matters – Minority Shareholder Approval” beginning on page 159 below for details regarding the votes to be excluded).

JLL LLC 1, a subsidiary of JLL Fund V, as the sole holder of Patheon’s Special Preferred Voting Shares, has executed a written sole shareholder resolution approving the Arrangement.

The Arrangement is also subject to approval by the Court, receipt of Key Regulatory Approvals, and certain closing conditions customary for transactions of this nature.

Recommendation

Having undertaken a thorough review of, and carefully considered, the proposed Arrangement, and considered the availability and desirability of alternatives including continued independent pursuit by the Company of its current business plan, and the likelihood of achieving a more favourable transaction with a third party that would be supported by the JLL Parties; having received the Formal Valuation of BMO Capital Markets and the Fairness Opinion of BMO Capital Markets (subject to the assumptions, qualifications and limitations set out in such opinion) that, as of November 18, 2013, the Share Consideration to be received under the Arrangement Agreement by the Minority Shareholders was fair, from a financial point of view, to such Shareholders, as well as the Fairness Opinion of RBC, dated November 18, 2013, to the effect that as of such date, and based upon and subject to the analyses, assumptions, qualifications and limitations set out in such opinion, the Share Consideration to be received by the Minority Shareholders under the Arrangement is fair, from a financial point of view, to such Shareholders; and having consulted with its financial and legal advisors, the Independent Committee has unanimously determined that the Arrangement is in the best interests of Patheon, the Share Consideration to be received by the unaffiliated Shareholders is fair to those Shareholders, and the Arrangement is fair to the unaffiliated Shareholders. The Independent Committee has also unanimously recommended that the Board approve the Arrangement and that the Board recommend that the unaffiliated Shareholders vote in favour of the Arrangement Resolution. In making its determination, the Independent Committee adopted the Formal Valuation of BMO Capital Markets, the Fairness Opinion of BMO Capital Markets and the Fairness Opinion of RBC, and the analyses, assumptions and qualifications included therein, as its own.

The Board and the Independent Committee were each able to reach a fairness determination as to unaffiliated Shareholders in reliance on the Formal Valuation and Fairness Opinion of BMO Capital Markets and the Fairness Opinion of RBC because the Formal Valuation and Fairness Opinion of BMO Capital Markets and the Fairness Opinion of RBC addressed the fairness of the Arrangement to a group of Shareholders that included all unaffiliated Shareholders. The only Shareholders not covered by the Formal Valuation and Fairness Opinion of BMO Capital Markets and the Fairness Opinion of RBC are JLL and its affiliates and James Mullen. Although the group of Shareholders covered by the Formal Valuation and Fairness Opinion of BMO Capital Markets and the Fairness Opinion of RBC also includes Patheon’s directors and executive officers who are affiliated with Patheon (other than affiliates of JLL and James Mullen, who are expressly excluded from the term “Minority Shareholder”), the Board and the Independent Committee considered the fact that such included affiliates will receive the same Share Consideration per Restricted Voting Share as the Shareholders that are not affiliates of Patheon, and will not receive any additional benefits or consideration for their Restricted Voting Shares pursuant to the Arrangement or otherwise. Consequently, the Board and the Independent Committee believed that the inclusion of such affiliates within the scope of the Formal Valuation and Fairness Opinion of BMO Capital Markets and the Fairness Opinion of RBC did not mitigate a finding that the Share Consideration per Restricted Voting Share is fair from a financial point of view to Patheon’s unaffiliated Shareholders.

Reasons for the Recommendation

In evaluating and approving the Arrangement and in making its recommendations, the Independent Committee gave careful consideration to the current and expected future position of the business of the Company, the potential for a more favourable transaction, and all terms of the Arrangement Agreement and the Arrangement affecting the Shareholders. The Independent Committee considered a number of factors including, among others, the following:

•	the Share Consideration of US$9.32 per Restricted Voting Share is equivalent to approximately CDN$9.72 per share (based on the daily noon exchange rate of the Bank of Canada on November 18, 2013 for one Canadian dollar expressed in U.S. dollars), which represents a premium of approximately 64% to the closing price of the Restricted Voting Shares on the TSX on November 18, 2013, being the last trading day on the TSX prior to the announcement of the Arrangement, a premium of approximately 73% to the volume weighted average trading price for the Restricted Voting Shares on the TSX for the 20-day period ended November 18, 2013 and a premium of approximately 43% to the 52-week high for the period ended November 18, 2013 (of CDN$6.80) of the Restricted Voting Shares on the TSX;

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the JLL Parties’ indicated determination to pursue a sales process, and its clear and consistent indications to the Independent Committee both prior to and during the course of the negotiations that it was interested solely in pursuing the proposed transaction and not currently willing to support any alternative transaction; indications by Management that a sale process could require disclosure of competitively sensitive information to third parties that could impair the transaction proposed by the Purchaser; and the Independent Committee’s conclusion, after having consulted with its advisors, that it would not be viable to pursue alternative transactions, including a sale of the Company to a third party, and in particular, to conduct an auction of the Company;

•	DSM’s indications to the Company that it was not prepared to participate in a transaction structure in which the combined entity would be publicly traded because of its concerns respecting the implications to its financial reporting and potential negative impact on obtaining debt financing required to complete the proposed transaction;

•	the Share Consideration to be paid to the unaffiliated Shareholders being well within the fair market value range for the Restricted Voting Shares of US$8.75 to US$10.25, as determined by BMO Capital Markets in the Formal Valuation and Fairness Opinion of BMO Capital Markets, subject to the analyses, assumptions, qualifications and limitations set out therein;

•	the limited liquidity of the Restricted Voting Shares, and the fact that the Share Consideration to be received by unaffiliated Shareholders is payable in cash and provides such holders with an opportunity to immediately realize a defined value for their Restricted Voting Shares;

•	that the Share Consideration of US$9.32 per Restricted Voting Share that resulted from the Independent Committee’s negotiations with JLL on behalf of the Purchaser exceeded the initial offer price of US$8.25 per Restricted Voting Share received from the Purchaser;

•	after extended negotiations with JLL on behalf of the Purchaser including indications made by JLL to the Independent Committee that it was considering its options, including directly approaching Shareholders, if it was unable to agree to terms with the Independent Committee, the Independent Committee’s conclusion that US$9.32 was the highest price per Restricted Voting Share that the Purchaser was prepared to pay for the Restricted Voting Shares and that further negotiation could have caused the Purchaser to directly approach Shareholders or abandon the proposed transaction or to propose a lower price than US$9.32 per Restricted Voting Share, thereby leaving the unaffiliated Shareholders without an opportunity to evaluate the US$9.32 per Restricted Voting Share proposal;

•	BMO Capital Markets having provided an opinion to the Independent Committee to the effect that, as of November 18, 2013, and based upon and subject to the assumptions, qualifications and limitations in its opinion, the Share Consideration to be received under the Arrangement by the Minority Shareholders was fair, from a financial point of view, to the Minority Shareholders;

•	RBC having provided an opinion to the Independent Committee dated November 18, 2013 to the effect that, as of that date, and based upon and subject to the analyses, assumptions, qualifications and limitations in its opinion, the Share Consideration to be received by the Minority Shareholders under the Arrangement was fair, from a financial point of view, to the Minority Shareholders;

•	the results of detailed discussions by the Independent Committee with representatives of JLL on behalf of the Purchaser, Management, the other directors on the Board and RBC respecting: the background to the Purchaser’s proposed transaction; JLL’s decision to pursue the transactions contemplated by the Arrangement Agreement and the Contribution Agreement; and views on the Company’s prospects, including its forecast and related risks and uncertainties;

•	the results of a review of the financial forecast and other financial and business information provided by Management of the Company respecting the business, operations, assets, financial performance and condition, operating results and prospects of the Company, including the long-term expectations regarding the Company’s operating performance; Management’s assessment of current industry and economic conditions and trends and the Company’s opportunities in that context; and the risks and uncertainties affecting the Company and its business;

•	the Company’s determination that its ability to make add-on acquisitions in accordance with its plan was limited due to its current leverage and limited ability to obtain additional equity capital;

•	historical market prices and trading information with respect to the Restricted Voting Shares, including the extent to which there have been limitations on the liquidity of the Restricted Voting Shares;

•	the limited partners of JLL Fund V are to receive in connection with the Arrangement the same Share Consideration for the Restricted Voting Shares indirectly held by JLL Fund V as is to be received by Shareholders other than the JLL Parties, subject to the terms of the JLL Fund V limited partnership agreement;

•	JLL Partners Fund V, L.P. and JLL Associates V (Patheon), L.P. have made commitments to invest US$50 million and US$60 million, respectively, in equity interests of JLL Holdco, resulting in a potential conflict of interest for JLL Associates V (Patheon), L.P. as the general partner of JLL Fund V. The potential conflict arises because, as the general partner of JLL Fund V, it has an interest in maximizing the consideration to be received by the JLL Fund V limited partners for the Restricted Voting Shares indirectly held by JLL Fund V and, as a participating investor in the Purchaser, it has an interest in minimizing the aggregate consideration paid by the Purchaser for such Restricted Voting Shares; however, the aggregate amount of equity commitments by JLL Partners Fund V, L.P. in JLL Holdco only represents approximately 6.8% of the amount to be received by the JLL Fund V limited partners under the Arrangement as consideration for the Restricted Voting Shares held indirectly by JLL Fund V, and the amounts to be reinvested by the JLL Associates V (Patheon), L.P. would not have been received by the limited partners of JLL Fund V in any event;

•	a number of limited partners in JLL Fund V also are limited partners in JLL Fund VI and, therefore, will continue to participate in the Company through JLL Partners Fund VI (Patheon), L.P.’s investment in JLL Holdco;

•	the opportunity for certain limited partners of JLL Fund V and certain other co-investors who are not investors in JLL Fund V or JLL Fund VI to invest alongside JLL Fund V and JLL Partners Fund VI (Patheon), L.P. directly into JLL Holdco;

•	the Independent Committee’s review of the terms of the Contribution Agreement and information relating to the transactions contemplated by that agreement provided by JLL and DSM;

•	the Arrangement Agreement being a result of direct negotiations between the Independent Committee and JLL on behalf of the Purchaser concerning the material terms of the Arrangement as described above in the section of this Proxy Statement entitled “Special Factors – Background to the Arrangement”; the terms of the Arrangement Agreement, including the Company’s and the Purchaser’s respective representations, warranties and covenants, and the conditions to their respective obligations; the Purchaser having committed financing; and the assessment of the Committee, after consultation with its legal counsel, that such terms are reasonable;

•	the fact that the Debt Commitment Letter and the Equity Commitment Letter contain only limited and customary conditions, and the conclusion, following consultation with its advisors and receipt of information and representations from JLL, that the lenders and equity investors have the financial capacity to satisfy their respective commitments under the Debt Commitment Letter and the Equity Commitment Letter;

•	the review with RBC of the current condition of the debt markets, and the risks to the financing commitments of the Purchaser if conditions in the debt markets were to deteriorate;

•	the terms of the Arrangement Agreement and the Equity Commitment Letter that provide the Company with certain remedies to seek specific performance of (i) the Purchaser’s obligations under the Arrangement Agreement, (ii) the Purchaser’s obligation to exercise its rights and to enforce the obligations of the lenders under the Debt Commitment Letter, and (iii) the obligation of each of the Purchaser and JLL Fund VI to exercise its rights and to enforce the obligations of equity investors under the Equity Commitment Letter;

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the obligation of the Purchaser to pay a reverse termination fee of US$49.255 million or US$24.628 million, as applicable, in certain circumstances (the “Purchaser Fee”); the guarantee on a several basis of the Purchaser Fee and certain other monetary obligations of the Purchaser under the Arrangement Agreement by JLL Fund VI as to 51% and DSM as to 49%; that each guarantor is believed to be a credible and reputable entity with the financial capacity to fund the payment of such monetary obligations; and that each guarantor is, as a result of the guarantee, incentivized to achieve completion of the Arrangement;

•	the fact that the Arrangement Agreement does not prevent a third party from making an Acquisition Proposal, which, despite JLL’s stated position that it is not interested in selling its interest in Patheon at the current time, may be compelling to the Shareholders, including JLL; that, subject to compliance with the terms of the Arrangement Agreement, the Board is not precluded from considering and responding to an Acquisition Proposal that constitutes or would reasonably be expected to constitute or lead to a Superior Proposal at any time prior to the approval of the Arrangement by Shareholders; that in the event that a Superior Proposal is made and not matched by the Purchaser in accordance with the provisions of the Arrangement Agreement, upon payment by the Company to the Purchaser of a termination payment in the amount of US$23.643 million (the “Termination Payment”), the Arrangement Agreement may be terminated by the Company and the Company may enter into a definitive agreement with the third party making the Superior Proposal; the Independent Committee’s judgment, after consultation by the Independent Committee with its legal and financial advisors, that the Termination Payment is reasonable in the context of similar fees that have been negotiated in other transactions and should not, in and of itself, preclude another party from making an Acquisition Proposal; that as a result of JLL’s indirect majority ownership of the Restricted Voting Shares through JLL CoOp, the support of JLL CoOp would likely be a prerequisite to the success of any Acquisition Proposal; the obligations of JLL Holdco to DSM to complete the proposed Combination under the Contribution Agreement will limit the prospect that a third party will make an unsolicited Acquisition Proposal; the fact that the Company’s obligation to provide the Purchaser with matching rights in respect of any Acquisition Proposal that constitutes a Superior Proposal together with its obligation to pay the Termination Payment to the Purchaser in the event that the Company terminates the Arrangement Agreement in order to accept a Superior Proposal may collectively further limit the interest of third parties in making an Acquisition Proposal;

•	the fact that if a Superior Proposal is made to the Company prior to the Meeting, unaffiliated Shareholders are free to support such Superior Proposal and vote against the resolution approving the Arrangement, thereby potentially causing a failure of the transaction to be consummated as a result of the failure of the Majority-of-the-Minority Vote and potentially causing JLL to change its position with respect to supporting alternative transactions;

•	the Arrangement being subject to approval by the Court, which will consider, among other things, the fairness and reasonableness of the Arrangement to Shareholders;

•	the proposed employment of the executive officers and other Management as management of the Purchaser following the completion of the Arrangement; that Management holding Restricted Voting Shares will receive the Share Consideration for such Restricted Voting Shares under the Arrangement on the same terms as the unaffiliated Shareholders; and that Management may have the opportunity to voluntarily cancel and terminate Company Options and the opportunity to receive Class B Units of JLL Holdco;

•	the expectation that all regulatory clearances and approvals required in connection with the Arrangement will be obtained;

•	the fact that the parties to the Voting Agreements eligible to be counted in the Majority-of-the-Minority Vote own approximately 20.45% of the outstanding Restricted Voting Shares that will be counted toward satisfying the Majority-of-the-Minority Vote requirement (if the holders of all of the Restricted Voting Shares eligible to be counted in such vote, vote all their Restricted Voting Shares) and the parties to the Voting Agreements own approximately 66.08% of all outstanding Restricted Voting Shares and such parties have agreed with the Purchaser and the Company to vote their respective Restricted Voting Shares in favour of the Arrangement pursuant to Voting Agreements and to waive their Dissent Rights; the fact that the parties entering into Voting Agreements include Joaquin Viso, a director of the Company, and his spouse, Olga Lizardi, who hold in aggregate approximately 8.29% of the outstanding Restricted Voting Shares, and who are independent of each of JLL and Management; and the likelihood of satisfaction of the Majority-of-the-Minority Vote;

•	the likelihood that the other conditions to complete the Arrangement will be satisfied; and

•	the terms of the Arrangement, which provide, among other things, that registered Shareholders who oppose the Arrangement may, upon compliance with certain conditions, exercise Dissent Rights and, if ultimately successful, receive fair value for their Restricted Voting Shares as determined by the Court.

The Independent Committee and the Board also considered a number of potential risks and potential negative factors relating to the Arrangement, including the following:

•	the fact that, following the Arrangement, the Company will no longer exist as an independent public company and unaffiliated Shareholders and other security holders of the Company will forego any future increase in value of the Restricted Voting Shares that might result from future growth and the potential achievement of the Company’s long-term plans or the proposed combination of the Company’s business with DSM’s existing DPP Business, as well as any dividend or other distribution on the Restricted Voting Shares;

•	the fact that the value of the DPP Business and the business resulting from the combination has not been assessed and that the Independent Committee’s understanding of the current and potential future value of the Combination and the opportunity to realize such value, together with the extent of resources required to be invested and the risks required to be assumed to realize such value, is limited;

•	the fact that if the Arrangement is not consummated and the Board decides to pursue another transaction, there can be no assurance that the Company will be able to find a party willing to pay an equivalent or more attractive price than the Share Consideration to be paid under the Arrangement;

•	the risks to the Company if the Arrangement is not completed, including the costs to the Company in pursuing the Arrangement and the diversion of Management attention from the conduct of the Company’s business in the ordinary course after entering into the Arrangement Agreement;

•	the restrictions imposed pursuant to the Arrangement Agreement on the conduct of the Company’s business during the period between the execution of the Arrangement Agreement and the completion of the Arrangement or the termination of the Arrangement Agreement;

•	the Purchaser being a newly-formed entity with minimal financial capacity, as the counterparty to the Company under the Arrangement Agreement, and the obligation of JLL Fund VI and DSM pursuant to their respective guarantee agreements with respect to certain of the Purchaser’s obligations under the Arrangement Agreement being limited in aggregate to the Purchaser Fee;

•	the conditions to the Purchaser’s obligation to complete the Arrangement and the right of Purchaser to terminate the Arrangement Agreement under certain circumstances;

•	the restriction contained in the Arrangement Agreement on the Company’s ability to solicit interest in an Acquisition Proposal from third parties and the limited potential that a third party may propose an Acquisition Proposal after the Company enters into the Arrangement Agreement referred to above; and that, in the event that the Arrangement Agreement is terminated due to the failure of the Shareholders to pass the Arrangement Resolution other than as a result of a breach by the Purchaser, the Company must reimburse the Purchaser for certain expenses up to a limit of US$13 million;

•	the fact that the Arrangement will be a taxable transaction and, as a result, unaffiliated Shareholders will generally be required to pay taxes on any gains that result from their receipt of the Share Consideration pursuant to the Arrangement;

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the fact that until the week of November 11, the Independent Committee had understood that JLL Partners Fund V, L.P. would not be investing in the Purchaser. During that week, Skadden provided Blakes with a list of the various entities that would be investing in the Purchaser, which included JLL Partners Fund V, L.P., as well as JLL Associates V (Patheon), L.P. Over the course of a number of discussions, JLL advised the Independent Committee and its advisors that the contemplated investment by JLL Partners Fund V, L.P. in the Purchaser was required by the advisory committee of JLL Partners Fund V, L.P. because, given the investment term of the fund, it is only permitted to invest in “follow on” investments, which would include an investment in the Purchaser. As a result of the foregoing, JLL declined the Independent Committee’s request that JLL Partners Fund V, L.P. not make an investment in the Purchaser; and

•	that certain of the Company’s directors and/or executive officers may receive separate benefits in their capacities as such in connection with the Arrangement, that are in addition to those to be received by the unaffiliated Shareholders in connection with the Arrangement.

The above discussion of the information and factors considered by the Independent Committee is not intended to be exhaustive but is believed by the Independent Committee to include the material factors considered by each member of the Independent Committee in his respective assessment of the Arrangement. The Independent Committee believes that Patheon’s net book value values Patheon’s assets at an amount that does not exceed its historical costs and as such is not a material indicator of the current value of Patheon’s equity. The Independent Committee notes that net book value is derived from the Company’s financial statements, and as a result does not include assets that are not included in the Company’s financial statements, such as some of the value of intangible assets and goodwill. Therefore in making its determination of the substantive fairness of the Arrangement to the unaffiliated Shareholders, the Independent Committee did not believe that net book value was an appropriate factor to be considered. With respect to the liquidation value of Patheon’s assets, at no time had the Independent Committee discussed the possibility of liquidating Patheon’s assets, and as such, the Independent Committee did not believe it appropriate to consider liquidation value in its fairness determination. Additionally, the Independent Committee believed, based on its discussions with BMO Capital Markets and RBC, that the liquidation value would be significantly lower than Patheon’s value as an ongoing business. Accordingly, and as Patheon is being sold as an ongoing business, the Independent Committee also did not consider the liquidation value of Patheon’s assets to be a material indicator of Patheon’s equity value and did not consider it in making its determination of the substantive fairness of the Arrangement to the unaffiliated Shareholders. In view of the wide variety of factors considered by each member of the Independent Committee in connection with their respective assessments of the Arrangement, and the complexity of such matters, the Independent Committee did not consider it practical, nor did any of them attempt, to quantify, rank or otherwise assign relative weights to the foregoing factors that it considered in reaching its decision. In addition, in considering the factors described above, individual members of the Independent Committee may have given different weights to various factors and may have applied different analyses to each of the material factors considered by the Independent Committee. The Independent Committee recommended the Arrangement based upon the totality of the information presented to and considered by it.

November 18, 2013	Derek J. Watchorn (Chairman)

Brian G. Shaw

David E. Sutin

Recommendation of the Independent Committee

In making its determinations and recommendations, the Independent Committee considered and relied upon a number of substantive factors, observed that a number of procedural safeguards were and are present to permit the Independent Committee to represent effectively the interests of Patheon, the Shareholders and Patheon’s other stakeholders, and considered a variety of uncertainties, risks and other potentially negative factors concerning the Arrangement and the Arrangement Agreement (which the Independent Committee concluded were outweighed by the potential benefits of the Arrangement).

Having undertaken a thorough review of, and carefully considered, information concerning Patheon, the Purchaser and the Arrangement, as described above, and after consulting with independent financial and legal advisors, the Independent Committee has unanimously determined that:

(i)	the Arrangement is in the best interests of Patheon,

(ii)	the Share Consideration to be received by the unaffiliated Shareholders is fair to those Shareholders,

(iii)	the Arrangement is fair to the unaffiliated Shareholders, and

(iv)	the unaffiliated Shareholders should vote in favour of the Arrangement Resolution.

The Independent Committee has also unanimously recommended that the Board approve the Arrangement and that the Board recommend that the unaffiliated Shareholders vote in favour of the Arrangement Resolution.

The Independent Committee and the Board consider that “unaffiliated” Shareholders means all Shareholders, other than the JLL Parties and their affiliates, James Mullen and the directors and officers of Patheon.

DSM has advised that it and its affiliates do not own any Restricted Voting Shares. However, if DSM and its affiliates did obtain ownership of any Restricted Voting Shares, they would also not be considered “unaffiliated” Shareholders.

Recommendation of the Board

After careful consideration by the Board (with interested directors, being Messrs. Agroskin, Lagarde, Levy, Mullen, and O’Leary, abstaining), the Board has unanimously concluded that:

(i)	the Arrangement is in the best interests of Patheon (considering the interests of all affected stakeholders),

(ii)	the Share Consideration to be received by the unaffiliated Shareholders is fair to those Shareholders,

(iii)	the Arrangement is fair to the unaffiliated Shareholders, and

(iv)	the Company is authorized to submit the Arrangement Resolution to Shareholders for their approval at the Meeting.

The Board (with interested directors abstaining) has also unanimously determined to recommend to the unaffiliated Shareholders that they vote FOR the Arrangement Resolution.

In adopting the Independent Committee’s recommendations and concluding that the Arrangement is in the best interests of Patheon (considering the interests of all affected stakeholders) and fair to unaffiliated Shareholders, the Board consulted with outside financial and legal advisors, considered and relied upon the same factors and considerations that the Independent Committee relied upon, as described above, and adopted the Independent Committee’s analysis in its entirety.

The Company entered into the Arrangement Agreement at this time because the possible combination of Patheon with the DPP Business represents a significant growth opportunity for the business and the Company believes it is the best available path for the growth and expansion of the business in light of the Company’s current outstanding debt obligations and the challenges of growing organically in a market that the Management and the Board believe will undergo continued consolidation in the future. Additionally, the consideration offered under the Arrangement represents a significant premium to the unaffected price per Restricted Voting Share and is payable in cash, providing its Shareholders an opportunity to receive a defined value for their Restricted Voting Shares. The Company believes that providing such liquidity to its Shareholders at such a premium at this time is also in the best interests of the Shareholders.

Formal Valuation and Fairness Opinion of BMO Capital Markets

The Independent Committee retained BMO Capital Markets to prepare and deliver the Formal Valuation of BMO Capital Markets and to prepare and deliver an opinion as to whether the consideration to be received by Shareholders pursuant to the Arrangement, other than those Shareholders excluded from the Majority-of-the-Minority Vote pursuant to Section 8.1(2) of MI 61-101, was fair, from a financial point of view, to such Shareholders. Patheon, as of the date hereof, has determined that the Shareholders excluded from the Majority-of-the-Minority Vote pursuant to Section 8.1(2) of MI 61-101 are the JLL Parties and James Mullen.

Formal Valuation Required by MI 61-101

Pursuant to MI 61-101, a formal valuation is required for the Arrangement because it is a “business combination” in which a “related party” (each as defined in MI 61-101), specifically the Purchaser, an affiliate of the JLL Parties which currently control the Company, shall, as a consequence of the Arrangement, directly or indirectly, acquire the Company or the business of the Company, or combine with the Company, through an amalgamation, arrangement or otherwise, whether alone or with “joint actors” (as defined in MI 61-101).

MI 61-101 requires that the valuator for the formal valuation be an “independent valuator” as defined in MI 61-101 and that Patheon or an independent committee of directors of Patheon supervise the preparation of the valuation. As encouraged by the companion policy to MI 61-101, the Independent Committee supervised the preparation of the Formal Valuation of BMO Capital Markets.

Credentials and Independence of BMO Capital Markets

The Independent Committee selected BMO Capital Markets based on BMO Capital Markets’ qualifications, expertise and reputation and its knowledge of the business and affairs of the Company. BMO Capital Markets is one of Canada’s largest investment banking firms, with operations in all facets of corporate and government finance, mergers and acquisitions, equity and fixed income sales and trading, investment research and investment management. BMO Capital Markets has been a financial advisor in a significant number of transactions throughout North America involving public companies in various industry sectors, including the pharmaceutical industry, and has extensive experience in preparing valuations and fairness opinions and in transactions similar to the Arrangement.

The Independent Committee is satisfied that BMO Capital Markets is qualified and competent to provide the services under its engagement agreement with the Company dated September 11, 2013 (the “Engagement Agreement”) and is independent of all “interested parties” (as defined in MI 61-101) in the Arrangement within the meaning of MI 61-101 and is an “independent valuator” as required by MI 61-101.

None of BMO Capital Markets or any of its affiliated entities:

•	is an associated or affiliated entity or issuer insider (as such terms are defined for purposes of MI 61-101) of the Company, JLL or DSM, or any other interested party in the Arrangement or their respective associates or affiliates;

•	is an advisor to JLL, DSM or any other interested party in connection with the Arrangement;

•	is a manager or co-manager of a soliciting dealer group formed in respect of the Arrangement (or a member of such a group performing services beyond the customary soliciting dealer’s functions or receiving more than the per security or per security holder fees payable to the other members of the group);

•	has any financial incentive in respect of the conclusions reached in the Formal Valuation and Fairness Opinion of BMO Capital Markets or has any financial interest in the completion of the Arrangement;

•	during the 24 months before BMO Capital Markets was first contacted by the Independent Committee in respect of the Arrangement, had a material involvement in an evaluation, appraisal or review of the financial condition of the Company, JLL, DSM, any other interested party in the Arrangement, or any of their respective associated or affiliated entities, or acted as a lead or co-lead underwriter of a distribution of securities of, or had a material financial interest in any transaction involving the Company, JLL, DSM or any other interested party in the Arrangement or of their respective affiliated entities; or

•	is a lead or co-lead lender or manager of a lending syndicate in respect of the Arrangement.

BMO Capital Markets acts as a trader and dealer, both as principal and agent, in major financial markets and, as such, may have had, and may in the future have, positions in the securities of the Company, JLL,

DSM or their respective associates or affiliates and, from time to time, may have executed, or may execute, transactions on behalf of such companies or clients for which it received or may receive compensation. As an investment dealer, BMO Capital Markets conducts research on securities and may, in the ordinary course of its business, provide research reports and investment advice to its clients on investment matters, including with respect to the Company, JLL, DSM or their respective associates or affiliates or the Arrangement.

In addition, in the ordinary course of its business, BMO Capital Markets or its controlling shareholder, Bank of Montreal (the “Bank”), or any of their affiliated entities may have extended or may extend loans, or may have provided or may provide other financial services, to the Company, JLL, DSM or their respective associates or affiliates.

Except as explained herein, there are no understandings, agreements or commitments between BMO Capital Markets and the Company, the Purchaser, JLL, DSM, other interested parties in the Arrangement or any of their respective affiliated entities with respect to future business dealings.

Engagement Agreement with BMO Capital Markets

Under the terms of the Engagement Agreement, BMO Capital Markets has been paid aggregate fees of CDN$1.25 million in connection with the preparation and delivery of the Formal Valuation and Fairness Opinion of BMO Capital Markets. BMO Capital Markets will also be reimbursed by Patheon for its reasonable out-of-pocket expenses, including reasonable fees paid to its legal counsel in respect of advice rendered to BMO Capital Markets in carrying out its obligations under the Engagement Agreement, and is to be indemnified by the Company in certain circumstances. No part of BMO Capital Markets’ fees or expense reimbursement was or is contingent upon the conclusions reached in the Formal Valuation and Fairness Opinion of BMO Capital Markets or the outcome of the Arrangement or any other transaction. The fees payable to BMO Capital Markets were agreed between BMO Capital Markets and the Independent Committee.

The Formal Valuation and Fairness Opinion of BMO Capital Markets

The full text of the Formal Valuation of BMO Capital Markets and the Fairness Opinion of BMO Capital Markets, dated November 18, 2013 (the “Formal Valuation and Fairness Opinion of BMO Capital Markets”), is attached as Annex D to this Proxy Statement. A copy of the Formal Valuation and Fairness Opinion of BMO Capital Markets will be sent to any Shareholder without charge upon request to the Secretary of the Company. Minority Shareholders should read the Formal Valuation and Fairness Opinion of BMO Capital Markets in its entirety for a discussion of the assumptions made, procedures followed, matters considered and limitations on the review undertaken by BMO Capital Markets in rendering same. This summary is qualified in its entirety by reference to the full text of the Formal Valuation and Fairness Opinion of BMO Capital Markets. The Formal Valuation and Fairness Opinion of BMO Capital Markets has been prepared and provided solely for the use of the Independent Committee and the Board and for inclusion in the Proxy Statement and may not be used or relied upon by any other person without the prior written consent of BMO Capital Markets. The Formal Valuation and Fairness Opinion of BMO Capital Markets addressed only the valuation of the Restricted Voting Shares and the fairness, from a financial point of view, of the consideration to be received by Minority Shareholders pursuant to the Arrangement as of the date of the Formal Valuation and Fairness Opinion of BMO Capital Markets and did not address any other aspects of the Arrangement. The Formal Valuation and Fairness Opinion of BMO Capital Markets makes no recommendation to Shareholders with respect to the Arrangement, including how Shareholders should vote in respect of the Arrangement Resolution.

In connection with the Formal Valuation and Fairness Opinion of BMO Capital Markets, BMO Capital Markets reviewed, considered and relied upon or carried out, among other things, the following:

•	certain financial statements, public disclosure documents, certificates and other public information available on the Company;

•	projected financial information for the Company for the fiscal years ending October 31, 2013 to October 31, 2017, dated September 18, 2013 (the “Financial Forecast”) prepared by Management;

•	a management presentation presented to BMO Capital Markets by Management on October 2, 2013, which included discussion of industry trends and company initiatives, which support the Company’s Financial Forecast, as well as details of the proposed combination with the DPP Business;

•	a preliminary term sheet between JLL and DSM, dated September 26, 2013;

•	a draft arrangement agreement between the Company and the Purchaser, dated November 18, 2013;

•	a credit agreement dated December 14, 2012;

•	discussions with Management with respect to the information referred to above and other issues considered relevant, including tax, working capital, other expected future costs, cost synergies and the outlook for the Company;

•	representations contained in a representation letter addressed to BMO Capital Markets dated November 18, 2013, signed by the Chief Executive Officer and Executive Vice President and Chief Financial Officer of the Company (the “Officers’ Certificate”) as to, among other things, the completeness and accuracy of the information upon which the Formal Valuation and Fairness Opinion of BMO Capital Markets is based;

•	discussions with members of the Independent Committee and legal counsel to the Independent Committee;

•	various research publications prepared by equity research analysts and independent third-party market research, regarding the contract manufacturing and pharmaceutical development services segments of the pharmaceutical industry, the Company, and other selected public companies considered relevant;

•	public information relating to the business, operations, financial performance and stock trading history of the Company and other selected public companies considered relevant;

•	public information with respect to precedent transactions considered relevant; and

•	such other information, investigations, analyses and discussions (including discussions with senior officers of the Company, the Company’s external legal counsel, and other third parties) as BMO Capital Markets considered necessary or appropriate in the circumstances.

Management provided BMO Capital Markets with access to an electronic data room containing financial and other information regarding the Company, and provided further information requested by BMO Capital Markets. To the best of BMO Capital Markets’ knowledge, it was not denied access by the Management to any information requested by BMO Capital Markets.

In arriving at the conclusions contained in the Formal Valuation and Fairness Opinion of BMO Capital Markets, BMO Capital Markets assumed and relied upon, without independent verification, the completeness, accuracy and fair presentation of all information that was publicly available or supplied or otherwise made available to BMO Capital Markets, and of the representations (including the representations made in the Officers’ Certificate) provided to BMO Capital Markets by the Company and its subsidiaries and any of their respective officers, directors, employees, consultants, advisors and representatives. With respect to the forecasts, including the Financial Forecast, projections, estimates and budgets of the Company provided to and used in BMO Capital Markets analysis, BMO Capital Markets assumed that they were reasonably prepared on bases reflecting the best currently available assumptions, estimates and judgments of Management as to the matters covered thereby. In addition, BMO Capital Markets assumed that the executed Arrangement Agreement will not differ materially from the draft reviewed by it and that the Arrangement would be consummated in accordance with the terms and conditions set forth in the Arrangement Agreement without any waiver of, or amendment to, any terms or conditions that is any way material to the analysis of BMO Capital Markets in the Formal Valuation and Fairness Opinion of BMO Capital Markets.

BMO Capital Markets is not a legal, tax or regulatory advisor. BMO Capital Markets is a valuator and financial advisor only and has relied upon, without independent verification, the assessment of the Company and its legal, tax and regulatory advisors with respect to legal, tax or regulatory matters. The Formal Valuation and Fairness Opinion of BMO Capital Markets was rendered on the basis of securities markets, economic, financial and general business conditions prevailing as of November 18, 2013 and the condition and prospects, financial and otherwise, of the Company, its subsidiaries and other material interests as they were reflected in the information reviewed by BMO Capital Markets. In its analyses and in preparing the Formal Valuation and Fairness Opinion of BMO Capital Markets, BMO Capital Markets made numerous judgments with respect to industry performance, general business, market and economic conditions and other matters, many of which are beyond the control of any party involved in the Arrangement. BMO Capital Markets disclaimed any undertaking or obligation to advise any person of any change in any fact or matter affecting the Formal Valuation and Fairness Opinion of BMO Capital Markets of which it may become aware after November 18, 2013.

In arriving at its opinion, BMO Capital Markets was not authorized to solicit, and did not solicit, interest from any party with respect to any transaction involving the Company or any of its assets. BMO Capital Markets expressed no opinion in the Formal Valuation and Fairness Opinion of BMO Capital Markets concerning the future trading prices of the securities of the Company.

BMO Capital Markets based the Formal Valuation and Fairness Opinion of BMO Capital Markets upon a variety of factors. Accordingly, BMO Capital Markets believed that its analyses must be considered as a whole. Selecting portions of its analyses or the factors considered by BMO Capital Markets, without considering all factors and analyses together, could create a misleading view of the process underlying the Formal Valuation and Fairness Opinion of BMO Capital Markets. The preparation of a valuation is a complex process and is not necessarily susceptible to partial analysis or summary description. Any attempt to do so could lead to undue emphasis on any particular factor or analysis.

The Formal Valuation and Fairness Opinion of BMO Capital Markets was approved by a group of BMO Capital Markets’ directors and officers, each of whom is experienced in mergers, acquisitions, divestitures, valuations and fairness opinions.

Shareholders are urged to read the Formal Valuation and Fairness Opinion of BMO Capital Markets in its entirety. The full text of the Formal Valuation and Fairness Opinion of BMO Capital Markets, setting out the assumptions made, matters considered, limitations and qualifications on the review undertaken, is attached as Annex D to this Proxy Statement and will be available at www.sedar.com under Patheon’s profile and via EDGAR at www.sec.gov. A copy of the Formal Valuation and Fairness Opinion of BMO Capital Markets will be sent to any Shareholder without charge upon request to the Secretary of the Company.

Valuation Methodology

In rendering the Formal Valuation and Fairness Opinion of BMO Capital Markets, BMO Capital Markets utilized, without independent verification, among other things, management’s Financial Forecast for the fiscal years ending October 31, 2013 to October 31, 2017 included in “Special Factors – Patheon Financial Projections” beginning on page 68 below.

For the purposes of the Formal Valuation and Fairness Opinion of BMO Capital Markets, in accordance with MI 61-101, fair market value means the monetary consideration that, in an open and unrestricted market, a prudent and informed buyer would pay to a prudent and informed seller, each acting at arm’s length with the other, where neither party is under any compulsion to act. As required by MI 61-101, BMO Capital Markets did not make any downward adjustment to the fair market value of the Restricted Voting Shares to reflect the liquidity of the Restricted Voting Shares, the effect of the Arrangement on the Restricted Voting Shares or the fact that the Restricted Voting Shares held by individual Shareholders do not form part of a controlling interest. A valuation prepared on the foregoing basis is referred to as an en bloc valuation. Nor did BMO Capital Markets ascribe any value to the Special Preferred Voting Shares, all of which are owned by JLL LLC 1, for purposes of the Formal Valuation and Fairness Opinion of BMO Capital Markets.

In connection with its financial analyses, BMO Capital Markets relied on the Company’s pro forma FY2013E EBITDA. The Company made certain adjustments to its pro forma FY2013E (“PF FY2013E”) EBITDA to reflect the annualized pro forma impact of:

•	synergies and operational excellence initiatives realized through the Banner Life Sciences (“BLS”) segment;

•	operational excellence initiatives realized through the CMO and PDS segments;

•	savings realized through site closures including the Caguas facility in Puerto Rico and the Olds facility in Alberta, Canada; and

•	variable employee compensation expense reflective of the pro forma adjustments.

Pro Forma FY2013E EBITDA was estimated at US$177.8 million by the Company’s senior management including the foregoing annualized pro forma adjustments.

For purposes of determining the fair market value of the Restricted Voting Shares, BMO Capital Markets considered three methodologies: precedent transactions; discounted cash flow; and comparable trading. The following is a summary of the material financial analyses performed by BMO Capital Markets in connection with the preparation of the Formal Valuation and Fairness Opinion of BMO Capital Markets. The financial analyses summarized below include information presented in tabular format. In order to fully understand the financial analyses used by BMO Capital Markets, the tables must be read together with the text of each summary and the full text of the Formal Valuation and Fairness Opinion of BMO Capital Markets. The tables alone do not constitute a complete description of the financial analyses. The analyses listed in the tables and described below must be considered as a whole; considering only a portion of such analyses and of the factors considered, could create a misleading or incomplete view of the process underlying the Formal Valuation and Fairness Opinion of BMO Capital Markets.

Precedent Transactions Methodology

BMO Capital Markets identified and reviewed 16 transactions since 2007 within the commercial manufacturing industry and 16 transactions since 2007 in the contract research industry which BMO Capital Markets determined are relevant with respect to the Company’s CMO, BLS and PDS segments. BMO Capital Markets compared the Company to the target companies identified in the relevant transactions with respect to certain characteristics of the target including, among other things, relative size, relative market position, and business prospects at the time of the transaction. A summary of the precedent transactions reviewed is presented below:

US$ millions Date Announced	Target	Acquiror	EV		EV / EBITDA LTM		EBITDA Margin LTM
Commercial Manufacturing Organizations
21-May-13	Xellia Pharmaceuticals AS	Novo Group	$700		—		—
6-Mar-13	Althea Technologies, Inc.	Ajinomoto Co., Inc.	$175		—		—
31-Dec-12	JHP Pharmaceuticals, LLC	Warburg Pincus LLC	$195		—		—
29-Oct-12	Banner Pharmacaps Inc. and Sobel USA Inc.	Patheon Inc.	$269		10.8x		9.2%
4-Oct-12	Metrics, Inc.	Mayne Pharma Group Ltd	$105	(1)	6.5x		31.2%
6-Aug-12	Aenova Holding GmbH	BC Partners	$618	(2)	9.4x	(3)	21.2%
9-Jan-12	BioReliance Corporation	Sigma-Aldrich Corporation	$353		11.9x	(4)	23.5%
22-Aug-11	Aptuit Inc., Clinical Trial Supplies Business	Catalent Pharma Solutions, Inc.	$407		10.1x	(5)	20.4%
4-Apr-11	Capsugel, Inc.	Kohlberg Kravis Roberts & Co. L.P.	$2,375		11.3x		28.0%
24-Feb-11	Lancaster Laboratories, Inc.	Eurofins Scientific SA	$200		8.0x		21.7%
30-Apr-08	BASF, Pharmaceutical Contract Manufacturing Business	Dr. Reddy’s Laboratories Ltd.	$40		6.2x		15.0%
6-Feb-08	Xellia Pharmaceuticals AS	3i Group Plc	$395		8.1x		26.1%
3-Aug-07	Lipa Pharmaceuticals	CK Life Sciences	$100		9.6x		13.4%
1-Aug-07	Brookwood Pharmaceuticals, Inc.	SurModics, Inc.	$40		13.5x		19.5%
24-Apr-07	HollisterStier Laboratories	Jubiliant Life Sciences Ltd.	$123	(6)	11.2x		19.8%
25-Jan-07	Catalent Pharma Solutions, Inc.	The Blackstone Group	$3,217		14.3x	(7)	13.9%

Mean – Commercial Manufacturing Organizations					10.1x		20.2%
Median – Commercial Manufacturing Organizations					10.1x		20.4%

Contract Research Organizations
24-Jun-13	PRA International Inc	Kohlberg Kravis Roberts & Co. L.P.	$1,300		13.0x		—
31-Oct-12	Sygene International Ltd	General Electric Capital Corporation	$301	(2)	9.8x	(8)	34.0%
2-Oct-11	Pharmaceutical Product Development, LLC	Hellman & Friedman; The Carlyle Group	$3,404		10.5x		20.3%
9-May-11	Medpace, Inc.	CCMP Capital Advisors, LLC	$741		11.8x		—
4-May-11	Kendle International Inc.	INC Research, LLC	$348		13.7x		5.9%
28-Feb-11	Diosynth RTP, Inc. and MSD Biologistics (UK) Ltd	FUJIFILM Holdings Corporation	$329	(2)	—		—
27-Dec-10	ReSearch Pharmaceutical Services, Inc.	Warburg Pincus LLC	$254		14.9x	(9)	6.2%
19-Aug-10	INC Research, LLC	Avista Capital Holdings, LP; Teachers’ Private Capital	$600		10.0x		—
6-May-10	inVentiv Health, Inc.	Thomas H. Lee Partners, L.P.	$1,164	(10)	8.0x		13.4%
2-Sep-09	MDS Analytical Technologies (US) Inc.	Danaher Corp.	$650		11.4x		15.6%
3-Feb-09	Pharmanet Development Group, Inc.	JLL Partners	$186		5.7x		7.2%
20-Mar-08	Premier Research Group plc	ECI Partners	$177	(2)	10.6x		10.8%
3-Jan-08	Apptec Laboratory Services, Inc.	WuXi Pharmatech	$164		17.1x		13.7%
21-Dec-07	Quintiles Transnational Corp.	3i Group Plc; Bain Capital; TPG Capital, L.P.	$2,860		11.8x	(11)	12.6%
24-Jul-07	PRA International, Inc.	Genstar Capital, LLC	$758		13.4x		14.8%
18-Jul-07	WIL Research	American Capital	$500		12.6x		25.4%

Mean – Contract Research Organizations					11.6x		15.0%
Median – Contract Research Organizations					11.8x		13.5%

Source:	Company filings, press releases, consensus estimates, MergerMarket and Deal Pipeline

Note: EV = Enterprise Value (market value of equity plus net debt, preferred stock, and minority interest less unconsolidated investments); LTM = last twelve months; NTM = next twelve months.

(1)	Enterprise value excludes US$15 million contingent payment.
(2)	Converted in US$ as per exchange rate at announcement date.
(3)	Based on estimate FY 2012 EBITDA.
(4)	LTM EBITDA implied based on NTM EBITDA margin.
(5)	Based on FY 2011 revenue and EBITDA.
(6)	Enterprise value excludes US$16 million contingent payments.
(7)	Based on FY 2006 EBITDA.
(8)	LTM revenue and EBITDA implied based on management estimates of growth and margins.
(9)	EBITDA is inclusive of fee and costs associated with the European acquisitions and Paramax acquisition.
(10)	Cash inclusive of restricted cash related to security deposits for the London office in the inVentiv Communications segment.
(11)	Based on FY 2006 revenue and EBITDA.

Based on the foregoing, BMO Capital Markets believed that the appropriate enterprise value to LTM EBITDA multiples were in the range of 10.0x to 11.0x for the CMO and BLS business segments, and 11.0x to 13.0x for the PDS business segment. The Company’s PF FY2013E EBITDA was selected as the basis for the Company’s LTM EBITDA. The selected multiple ranges were based on BMO Capital Markets’ review of the precedent transactions and consideration of (i) the similarities of the business mix, industry market share and financial profiles of the target relative to the Company’s CMO, PDS and BLS segments and (ii) respective industry conditions at the time of the transaction. The following table is a summary of the fair market value of the Restricted Voting Shares resulting from the selection of the foregoing precedent transaction multiple range:

US$ millions, except per share data	Benchmark	Selected Multiple Range		Value Range
		Low	High	Low	High
EV / LTM EBITDA
PF FY2013E EBITDA	$177.8
CMO and BLS(1)	$140.5	10.0x	11.0x	$1,405.3	$1,545.9
PDS(1)	$37.3	11.0x	13.0x	$410.1	$484.6

Enterprise value				$1,815.4	$2,030.5
Less: net obligation adjustments(2)(3)				(573.2)	(573.2)

En bloc equity value				$1,242.2	$1,457.3
Fully diluted Shares outstanding(4)				152.0	152.0
En bloc equity value per Share				$8.17	$9.59

(1)	Corporate G&A costs have been allocated pro rata each segment’s revenue.
(2)	See Discounted Cash Flow Methodology section of the Formal Valuation and Fairness Opinion of BMO for details.
(3)	Proceeds from in-the-money options are included in the net obligations adjustments.
(4)	Includes dilution from implied in-the-money options.

Discounted Cash Flow Methodology

BMO Capital Markets performed a discounted cash flow analysis, which is designed to provide an implied value of a company by calculating the present value of the estimated future cash flows and terminal value of the Company. BMO Capital Markets calculated a range of implied equity values per share for the Restricted Voting Shares based on estimates of future unlevered after tax free cash flows from August 1, 2013 to October 31, 2017 and the terminal value as of October 31, 2017 for unlevered after tax free cash flows after that date. In preparing its analysis, BMO Capital Markets relied upon the Financial Forecast and related management presentations. BMO Capital Markets reviewed and discussed with senior management of the Company the assumptions used in the Financial Forecast and following such review and discussion concluded that the Financial Forecast formed an appropriate basis for the discounted cash flow methodology.

In deriving unlevered after-tax free cash flows, BMO Capital Markets reviewed the Financial Forecast, relevant underlying assumptions and considered the resulting sales growth and EBITDA margins. BMO Capital Markets incorporated a forecast period from August 1, 2013 to October 31, 2017, followed by a terminal value calculation based on the estimated terminal year free cash flows. As a part of this analysis, net obligations were subtracted from the discounted unlevered after-tax free cash flows. Accordingly, BMO Capital Markets used the Company’s net obligation balance as of July 31, 2013 for the purpose of the valuation. To adjust for the forecast period commencing at August 1, 2013, senior management of the Company provided BMO Capital Markets with the Company’s unlevered free cash flow estimate for the period between August 1, 2013 and October 31, 2013.

In addition, in accordance with MI 61-101, BMO Capital Markets reviewed and considered whether any distinctive material value would accrue to the Purchaser or any other purchaser through the acquisition of 100% of the Restricted Voting Shares. BMO Capital Markets assessed whether there are expected to be any material operating or financial benefits that could accrue to such a purchaser as a result of: (i) savings of direct costs resulting from being a publicly listed entity; (ii) savings of other corporate expenses including, but not limited to, senior management, legal, finance, information technology, human resources, sales and marketing; (iii) reduced operating costs and capital expenditures resulting from rationalizing such expenditures between the Company’s operations and the operations of such purchaser; and (iv) revenue enhancement opportunities.

In assessing the amount of synergies to include in the Formal Valuation of BMO Capital Markets, BMO Capital Markets considered the synergies that could be achieved by the Purchaser or any other purchaser of the Company and the amount of synergies that such acquirer might pay for in an open and unrestricted auction for the Company. It was determined based on information received from senior management of the Company and the Purchaser that synergies pertaining to areas outlined above may be achievable, but that revenue enhancement opportunities were not estimable. Accordingly, the annual run-rate pre-tax synergies were estimated to be US$44.1 million excluding one-time costs that may be required to achieve such synergies, and may be achievable within four years of an acquisition of the Company. For the purposes of the Formal Valuation of BMO Capital Markets, BMO Capital Markets assumed that a purchaser of the Company would pay 50% of the after-tax value of these identified synergies, net of implementation costs, in an open and unrestricted market. BMO Capital Markets reflected this amount in its discounted cash flow analysis for each of the years in the Financial Forecast.

An overview of the Financial Forecast, including the impact of corporate overhead, income taxes, working capital and capital expenditure requirements and the impact of foreign exchange, is included in the Formal Valuation and Fairness Opinion of BMO Capital Markets on pages D-11 to D-14 of Annex D to this proxy statement. BMO Capital Markets developed the terminal year free cash flow estimates based on the assumptions set forth on page D-4 of Annex D and these estimates were reviewed with senior management of the Company.

The following is a summary of the unlevered after-tax free cash flow estimates used in the discounted cash flow analysis:

	October 31,
US$ millions	Q4 2013E(1)	2014E	2015E	2016E	2017E	Terminal
Revenue		$1,143.8	$1,217.9	$1,295.5	$1,376.4	$1,410.8
Year over year growth / (decline)		8.3%	6.5%	6.4%	6.2%	2.5%
Adjusted EBITDA		203.9	229.9	257.5	286.8	293.9
Year over year growth / (decline)		36.3%	12.7%	12.0%	11.4%	2.5%
EBITDA margin %		17.8%	18.9%	19.9%	20.8%	20.8%
Cash taxes		(30.5)	(35.0)	(39.8)	(45.0)	(51.8)
Change in working capital		(12.2)	(10.4)	(10.9)	(11.3)	(4.8)
Repositioning Expenses(2)		(9.6)	(6.4)	—	—	—
Other Cash Payments(3)		(7.2)	—	—	—	—
Impact of Spot FX Forecast		1.9	2.2	2.4	2.7	2.7
Synergies(4)		0.9	13.2	17.5	17.7	17.5
Capital expenditures		(53.1)	(56.3)	(59.7)	(63.2)	(63.5	)(5)

Unlevered free cash flow	$25.0	$94.2	$137.2	$167.1	$187.6	$194.0

(1)	Q4 2013E unlevered free cash flow estimate, as per senior management of the Company.
(2)	One-time repositioning expenses as per senior management of the Company, associated with the Olds, Alberta; Caguas, Puerto Rico and Swindon, United Kingdom facility shutdowns; shown on an after-tax basis.
(3)	One-time legal and strategic consulting expenses, as per Management; shown on an after-tax basis.
(4)	50% of net synergies included; shown on an after-tax basis.
(5)	4.5% capital expenditures (as a percentage of revenue) in Terminal Period as per Management.

BMO Capital Markets developed terminal enterprise values at the end of the forecast period using the terminal growth rate method, while also considering implied FY2017E EBITDA multiples. BMO Capital Markets selected terminal growth rates in the range of 2.25% to 2.75% and applied these to the terminal year’s unlevered after-tax free cash flows to determine the terminal enterprise value of the Company. This range was developed based on BMO Capital Markets’ professional judgment and taking into consideration, among other things, (i) long term nominal GDP growth rate estimates, (ii) long term commercial manufacturing and contract research industry growth rates, as forecasted by research analysts and the growth prospects and risks for the Company’s operations beyond the terminal year.

Unlevered after-tax free cash flows for the Company were then discounted based on the estimated weighted average cost of capital (“WACC”) for the Company. The WACC was calculated using the Company’s cost of equity and after-tax cost of debt, weighted on the basis of an assumed optimal capital structure. The assumed optimal capital structure was determined using a review of the current and historical capital structures of comparable companies and the relative risks inherent in the Company’s business. The cost of debt for the Company was calculated based on the risk-free rate of return and an appropriate borrowing spread to reflect the credit risk. BMO Capital Markets used the capital asset pricing model (“CAPM”) approach to determine the appropriate cost of equity. The CAPM approach calculates the cost of equity with reference to the risk-free rate of return, the risk of equity relative to the market (“beta”) and a market equity risk premium. To select the appropriate unlevered beta, BMO Capital Markets reviewed a range of unlevered betas for the Company and considered a select group of comparable companies that have risks similar to the Company. The selected unlevered beta was re-levered using the assumed optimal capital structure and was applied in the CAPM approach to calculate the cost of equity. The assumptions made by BMO Capital Markets in estimating WACC for the Company are set forth on page D-16 of the Formal Valuation and Fairness Opinion of BMO Capital Markets attached as Annex D to the Proxy Statement. BMO Capital Markets calculated the WACC for the Company to be 10.8% and, for purposes of the discounted cash flow analysis, BMO Capital Markets selected a WACC range of 10.25% to 11.25%.

The following is a summary of the fair market value range of the Restricted Voting Shares derived from the discounted cash flow methodology:

	Value Range
US$ millions, except per share data	Low	High
WACC	11.25%	10.25%
Terminal Growth Rate	2.25%	2.75%
Implied Terminal Multiple	7.1x	8.5x
Net Present Value
Unlevered after-tax free cash flows	$490.8	$499.7
Terminal value	1,490.6	1,845.5

Enterprise value	$1,981.4	$2,345.2
Less: net obligations(1)	(573.2)	(573.2)

En bloc equity value	$1,408.2	$1,772.0
Fully diluted Shares outstanding(2)	152.0	152.0
En bloc value per Share	$9.27	$11.66
Implied EV / EBITDA
PF 2013E	11.1x	13.2x
2014E	9.7x	11.5x

(1)	Proceeds from in-the-money options are included in the net obligations adjustments.
(2)	Includes dilution from implied in-the-money options.

Sensitivity Analysis

The discounted cash flow analysis is sensitive to several of the assumptions applied. BMO Capital Markets performed sensitivity analyses, representing step changes to certain key assumptions. Their impact to the value per Restricted Voting Share is summarized below:

Assumption	Benchmark	Sensitivity	Impact on Value per Share
Revenue growth	6.2% – 8.3% in Forecast Period	-/+1.0%	($1.00) - $1.03
EBITDA margin	17.8% – 20.8% in Forecast Period	-/+1.0%	($0.83) - $0.83
Foreign exchange forecast(1)	Spot Rates	+/-10.0%	($0.61) - $0.61
Total capital expenditure	$58.1 mm (Forecast Period average)	+/-10.0%	($0.38) - $0.38
Terminal period tax rate	22.5%	+/-2.5%	($0.36) - $0.36
Terminal growth rate	2.5%	-/+0.25%	($0.32) - $0.34
Synergies(2)	$44.1 mm (Pre-Tax Run Rate)	-/+ $10.0 million	($0.31) - $0.31
WACC	10.75%	+/-0.5%	($0.81) - $0.91

(1)	A 10% increase in foreign exchange forecast implies a 10% weakening of the USD against each of the EUR, CAD, GBP, MXN and JPY, respectively.
(2)	100% of realized pre-tax net run-rate synergies of US$44.1 million are sensitized by -/+ US$10.0 million; DCF is incorporating 50% of pre-tax net run-rate net synergies.

Comparable Trading Methodology

BMO Capital Markets considered a comparable trading analysis utilizing two groups of publicly traded comparable entities, including six commercial manufacturing companies and six contract research companies. Using equity research analyst consensus estimates for all companies identified, BMO Capital Markets computed and reviewed a variety of financial and operating metrics that included projected revenue growth rates, EBITDA margins, leverage and capital intensity. BMO Capital Markets compared the Company to the comparable public companies identified with respect to the foregoing metrics. The following sets forth the selected companies that were reviewed in connection with this analysis: Albany Molecular Research; Cambrex; Cangene; Biocon; Jubilant Life Sciences; Lonza Group; Charles River Laboratories; Covance; Quintiles Transactional Holdings; Parexel International; ICON; and WuXi Pharmatech.

While BMO Capital Markets did not consider any of the companies reviewed to be directly comparable to the Company, BMO Capital Markets relied upon its professional judgment in analyzing the comparable companies and selecting the most appropriate public trading multiples. BMO Capital Markets considered enterprise value to EBITDA multiple for FY2014E to be the most appropriate trading multiples for the Company, and based on the above, selected the following multiple ranges as summarized below:

US$ millions, except per share data	Benchmark	Selected Multiple Range		Value Range
		Low	High	Low	High
EV / EBITDA
PF FY2014E EBITDA	$203.9
CMO and BLS(1)	$159.8	8.25x	8.75x	$1,318.6	$1,398.5
PDS(1)	44.1	10.50	11.50	462.9	507.0

Enterprise value (average)				$1,781.6	$1,905.6
Less: net obligation adjustments(2)(3)				(573.2)	(573.2)

Equity value (average)				$1,208.4	$1,332.4

Fully diluted Shares outstanding(4)				152.0	152.0
Equity value per Share (average)				$7.95	$8.77

(1)	Corporate G&A costs have been allocated pro rata each segment’s revenue.
(2)	See DCF Methodology for details.
(3)	Proceeds from in-the-money options are included in the net obligations adjustments.
(4)	Includes dilution from implied in-the-money options

Given that none of the companies reviewed were considered by BMO Capital Markets to be directly comparable to the Company and that market trading prices generally do not reflect en bloc values, BMO Capital Markets did not rely on the comparable trading methodology to derive a value range for the Restricted Voting Shares.

Conclusions of Formal Valuation

The following is a summary of the range of fair market value of the Restricted Voting Shares resulting from the discounted cash flow and precedent transactions methodologies:

	Value of Restricted Voting Shares Using Precedent Transactions Analysis		Value of Restricted Voting Shares Using DCF Analysis
US$ millions, except per share data	Low	High	Low	High
En bloc equity value	$1,242.2	$1,457.3	$1,408.2	$1,772.0
En bloc equity value per Restricted Voting Share	$8.17	$9.59	$9.27	$11.66

In arriving at its opinion as to the fair market value of the Restricted Voting Shares, BMO Capital Markets did not attribute any particular weight to the precedent transactions and discounted cash flow methodologies, but rather made qualitative judgments based upon its experience in rendering valuation opinions and on then prevailing circumstances, including then current market conditions, as to the significance and relevance of each valuation methodology and overall financial analyses.

Based upon the procedures described above and in the Formal Valuation and Fairness Opinion of BMO Capital Markets, and subject to the assumptions, qualifications and limitations set out in the Formal

Valuation and Fairness Opinion of BMO Capital Markets, BMO Capital Markets was of the opinion that the fair market value of the Restricted Voting Shares as of November 18, 2013 was in the range of US$8.75 to US$10.25 per share (CDN$9.13 to CDN$10.70 based on then current exchange rates).

Fairness of the Arrangement from a Financial Point of View

Based upon and subject to the assumptions, qualifications and limitations as set forth above and in the Formal Valuation and Fairness Opinion of BMO Capital Markets, BMO Capital Markets was of the opinion that, as of November 18, 2013, the consideration to be received by the Shareholders pursuant to the Arrangement, other than those Shareholders excluded from the Majority-of-the-Minority Vote pursuant to Section 8.1(2) of MI 61-101, was fair, from a financial point of view, to such Shareholders. Patheon, as of the date hereof, has determined that the Shareholders excluded from the Majority-of-the-Minority Vote pursuant to section 8.1(2) of MI 61-101 are the JLL Parties and James Mullen.

The Formal Valuation and Fairness Opinion of BMO Capital Markets was prepared and provided solely for the use of the Independent Committee and the Board and for inclusion in this Proxy Statement. BMO Capital Markets makes no recommendation to holders of Restricted Voting Shares with respect to the Arrangement, including how Shareholders should vote in respect of the Arrangement Resolution.

Previous Preliminary Reports from BMO Capital Markets

October 23, 2013

On October 23, 2013, BMO Capital Markets presented a preliminary analysis to the Independent Committee (the “October 23 Presentation”). The October 23 Presentation included a preliminary version of potential findings that might form the basis of BMO Capital Markets’ final valuation and fairness opinion, and the potential bases for and methods of arriving at the findings, analyses, information and limitations that would be used in arriving at the findings that would be included in the Formal Valuation and Fairness Opinion of BMO Capital Markets and the final presentation (the “Final Presentation”) made to the Independent Committee on November 18, 2013. The October 23 Presentation used the same valuation methodologies, contained substantially the same information, calculations, limitations and determinations as are set forth above in the discussion of the Formal Valuation and Fairness Opinion of BMO Capital Markets and as described in the Final Presentation made to the Independent Committee on November 18, 2013 except as set forth below, which Patheon believes represent the material differences between the October 23 Presentation and the Final Presentation.

The October 23 Presentation included earlier calculations of trading data for Patheon and for the publicly traded comparable companies included in the comparable trading analysis than were used in the Final Presentation. All present value calculations were done through the date of the October 23 Presentation, producing immaterially different amounts as a result of the different dates used to determine present values and related calculations. Additionally, conversions between US$ and CDN$ were made on the basis of spot rates as of October 18, 2013 in the October 23 Presentation, rather than as of November 15, 2013 in the Final Presentation and the Formal Valuation and Fairness Opinion of BMO Capital Markets.

At the date of the October 23 Presentation, the then-current offer from JLL on behalf of the Purchaser was US$8.25 per Restricted Voting Share, rather than the US$9.32 per Restricted Voting Share offer considered by the Independent Committee on November 18, 2013, the date of the Formal Valuation and Fairness Opinion of BMO Capital Markets and the date of the Final Presentation. However, the then US$8.25 per share offer price was not a factor used by BMO Capital Markets in the analyses set forth in the October 23 Presentation and was included therein only for illustrative purposes.

While the October 23 Presentation included a sensitivity analysis with respect to the terminal growth rate of the Company for purposes of the DCF Analysis, it used a fixed terminal value growth rate to determine the preliminary value range under the DCF Analysis. The fixed terminal value growth rate was used as an initial estimate but with the recognition that such terminal value growth rate could change to a range in the final valuation and fairness opinion to be delivered by BMO Capital Markets as more inputs and updated information were obtained. Principally as a result, in the DCF Analysis included in the October 23 Presentation, the preliminary range for the implied equity value per Restricted Voting Share was US$9.02 – US$10.67, rather than the implied equity value per Restricted Voting Share range of US$9.27 – US$11.66 as included in the DCF Analysis for the Formal Valuation and Fairness Opinion of BMO Capital Markets and in the Final Presentation, which did in fact reflect use of a terminal value growth rate range. The foregoing per share implied equity values represented a preliminary enterprise value under the DCF Analysis of US$1,944 million to US$2,194 million in the October 23 Presentation, rather than the US$1,981 million to US$2,345 million included in the Formal Valuation and Fairness Opinion of BMO Capital Markets and in the Final Presentation.

The October 23 Presentation contained a preliminary indicative valuation range of US$8.75 to US$10.25 per Restricted Voting Share, which was the same as the indicative valuation range set out in the Formal Valuation and Fairness Opinion of BMO Capital Markets and the Final Presentation.

October 16, 2013

On October 16, 2013, BMO Capital Markets presented a preliminary analysis to the Independent Committee (the “October 16 Presentation”). The October 16 Presentation included a preliminary version of potential findings that might form the basis of BMO Capital Markets’ final valuation and fairness opinion, and the potential bases for and methods of arriving at the findings, analyses, information and limitations that BMO Capital Markets expected would be used in arriving at the findings that would be included in the Formal Valuation and Fairness Opinion of BMO Capital Markets and the Final Presentation made to the Independent Committee on November 18, 2013. The October 16 Presentation used the same valuation methodologies, and contained substantially the same information, calculations, and limitations as are set forth above in the discussion of the Formal Valuation and Fairness Opinion of BMO Capital Markets and as described in the Final Presentation made to the Independent Committee on November 18, 2013 and the October 23 Presentation except as set forth below, which Patheon believes represent the material differences between the October 16 Presentation and the Final Presentation and the October 23 Presentation. The October 16 Presentation was of a more preliminary nature than the October 23 Presentation discussed above and was prepared at the request of the Independent Committee with the understanding that BMO Capital Markets was still at an early stage in gathering and verifying the necessary analytical information and conducting the due diligence needed for it be in a position to present a formal valuation and fairness opinion.

The October 16 Presentation included earlier calculations of trading data for Patheon and for the publicly traded comparable companies included in the comparable trading analysis than were used in either the October 23 Presentation or the Formal Valuation and Fairness Opinion of BMO Capital Markets and the Final Presentation. All present value calculations were done through the date of the October 16 Presentation, producing different numbers in certain calculations as a result of the different dates used to determine present values and related calculations. Additionally, conversions between US$ and CDN$ were made on the basis of Bloomberg consensus rates prior to the date of the October 16 Presentation in the October 16 Presentation, rather than spot rates as of November 15, 2013 in the Formal Valuation and Fairness Opinion of BMO Capital Markets and the Final Presentation and October 18, 2013 in the October 23 Presentation.

The October 16 Presentation was also prepared prior to receiving additional information on potential synergies that were included in the October 23 Presentation and the Formal Valuation and Fairness Opinion of BMO Capital Markets and the Final Presentation. As a result, the October 16 Presentation utilized a run-rate annual pre-tax synergy number of US$32.9 million rather than US$44.1 million utilized in the October 23 Presentation and the Formal Valuation and Fairness Opinion of BMO Capital Markets and the Final Presentation.

Due to the early stage and incomplete nature of the BMO Capital Markets investigation as noted above and the preliminary nature of the October 16 Presentation, the October 16 Presentation, unlike the October 23 Presentation, did not contain a per Restricted Voting Share preliminary indicative valuation range.

At the date of the October 16 Presentation, the then-current offer from JLL on behalf of the Purchaser was US$8.25 per Restricted Voting Share, rather than the US$9.32 per Restricted Voting Share offer considered by the Independent Committee on November 18, 2013, the date of the Formal Valuation and Fairness Opinion of BMO Capital Markets and the Final Presentation. However, the then US$8.25 per share offer price was not a factor used by BMO Capital Markets in the analyses set forth in the October 16 Presentation and was included therein only for illustrative purposes.

While the October 16 Presentation included a sensitivity analysis with respect to the terminal growth rate of the Company for purposes of the DCF Analysis, the October 16 Presentation used the same fixed terminal value growth rate as was used in the October 23 Presentation discussed above to determine the preliminary value range under the DCF Analysis. The fixed terminal value growth rate was used as an initial estimate but with the recognition that such terminal value growth rate could change to a range in the final valuation and fairness opinion to be delivered by BMO Capital Markets as more inputs and updated information were obtained. The DCF Analysis also utilized the smaller synergy number as described above. Principally as a result of the use of the fixed terminal growth rate and the different synergy number in the DCF Analysis included in the October 16 Presentation, the preliminary range of the implied equity value per Restricted Voting Share was US$8.92 – US$10.56 in the October 16 Presentation, rather than the range of US$9.27 – US$11.66 as included in the DCF Analysis for the Formal Valuation and Fairness Opinion of BMO and the Final Presentation, which did in fact reflect use of a terminal value growth rate range, and US$9.02 – US$10.67 in the October 23 Presentation. The foregoing per share implied equity values represented a preliminary enterprise value of US$1,928 million to US$2,177 million under the DCF Analysis in the October 16 Presentation, rather than the US$1,981 million to US$2,345 million included in the Formal Valuation and Fairness Opinion of BMO Capital Markets and in the Final Presentation and the US$1,944 million to US$2,194 million included in October 23 Presentation.

The foregoing discussions of the October 23 Presentation and the October 16 Presentation are only summaries thereof and are qualified in their entirety by the full presentations which are filed as Exhibits (c)(8) and (c)(7), respectively, to the Schedule 13E-3 filed with the SEC in connection with the Arrangement.

Miscellaneous

The Share Consideration was determined through negotiations between the Company and the Purchaser and was approved by the Board. BMO Capital Markets did not recommend to the Independent Committee any specific Arrangement consideration or that any specific Arrangement consideration constituted the only appropriate consideration for the Arrangement.

BMO Capital Markets’ opinion and its presentation to the Independent Committee was one of many factors taken into consideration by the Independent Committee in its evaluation of the proposed Arrangement. Consequently, the analyses as described above should not be viewed as determinative of the opinion of the Independent Committee with respect to the consideration or of whether the Independent Committee would have been willing to recommend a different Arrangement consideration.

Fairness Opinion of RBC

The following constitutes a summary only of the Fairness Opinion of RBC. The Fairness Opinion of RBC was provided for the use of the Independent Committee and the Board for inclusion in this Proxy Statement. The Fairness Opinion of RBC was not and is not a recommendation as to how any Shareholder should vote at the Meeting. The following summary is qualified in its entirety by the full text of the Fairness Opinion of RBC attached as Annex E to this Proxy Statement. Shareholders are urged to read the full text of the Fairness Opinion of RBC.

Engagement of RBC by the Independent Committee

The Independent Committee initially contacted RBC regarding a potential advisory assignment on July 3, 2013, and RBC was formally engaged by the Independent Committee through an agreement between the Company and RBC (the “RBC Engagement Agreement”) dated September 5, 2013. The terms of the RBC Engagement Agreement provide that RBC is to be paid a fee for its services as financial advisor, including fees that are contingent on consummation of the Arrangement. Pursuant to the terms of the RBC Engagement Agreement, in connection with services already provided under the RBC Engagement Agreement, RBC is entitled to a fee of CDN$750,000. If the Arrangement is consummated, RBC will receive the balance of the fees payable under the RBC Engagement Agreement which are expected to be approximately US$2.9 million on a pre-tax basis, based on an exchange rate of CDN$1.00 = US$0.9576, being the daily noon exchange rate of the Bank of Canada on November 17, 2013. RBC is also entitled to receive the balance of the fees payable under the RBC Engagement Agreement in the event that the RBC Engagement Agreement is terminated other than by RBC without the consent of the Independent Committee and (i) the Arrangement or a transaction with JLL or one of its affiliates and DSM as acquirers of Patheon is consummated within a certain time period following the termination of the RBC Engagement Agreement or (ii) a transaction with a third party is consummated pursuant to a definitive agreement entered into concurrently with or within a certain time period following the termination of the Arrangement Agreement.

Credentials of RBC Capital Markets

RBC, a member company of RBC Capital Markets, is one of Canada’s largest investment banking firms, with operations in all facets of corporate and government finance, corporate banking, mergers and acquisitions, equity and fixed income sales and trading and investment research. RBC Capital Markets also has significant operations in the United States and internationally. The Fairness Opinion of RBC represents the opinion of RBC and the form and content have been approved for release by a committee of its directors, each of whom is experienced in merger, acquisition, divestiture and fairness opinion matters.

RBC’s Relationships with Interested Parties

Other than as disclosed herein, neither RBC, nor any of its affiliates (as defined in National Instrument 45-106 Prospectus and Registration Exemptions of the Canadian Securities Administrators) is an insider or associate (as those terms are defined in the Securities Act (Ontario)) or an affiliate of the Company, JLL, DSM or any of their respective associates or affiliates. RBC has not been engaged to provide any financial advisory services nor has it participated in any financing involving the Company, JLL, DSM or any of their respective associates or affiliates, within the past two years, other than the services provided under the RBC Engagement Agreement and, with respect to PGT, Inc. (a former portfolio investment of an investment fund controlled by JLL), RBC acted as a co-manager on the US$85 million offering of its common shares in May 2013 for which an affiliate of RBC was paid US$611,310.00. Royal Bank of Canada, the controlling shareholder of RBC, has provided banking services to the Company in the normal course of business. Also, in 2005, Royal Bank of Canada entered into a US$7.5 million equity commitment to JLL Partners Fund V, L.P., an affiliate of JLL Fund V, of which approximately US$6.8 million had been called by such fund as of the date of RBC’s opinion, with a portion of that amount having been invested in limited partnership interests of JLL Fund V (representing approximately 0.5% of the limited partnership interests of JLL Fund V). Royal Bank of Canada is a passive investor in JLL Fund V as a limited partner. There are no understandings, agreements or commitments between RBC and the Company, JLL, DSM or any of their respective associates or affiliates with respect to any future business dealings. RBC may, in the future, in the ordinary course of its business, perform financial advisory or investment banking services for the Company, JLL, DSM or any of their respective associates or affiliates.

RBC acts as a trader and dealer, both as principal and agent, in major financial markets and, as such, may have had and may in the future have positions in the securities of the Company, JLL, DSM or any of their respective associates or affiliates and, from time to time, may have executed or may execute transactions on behalf of such companies or clients for which it received or may receive compensation. As an investment dealer, RBC conducts research on securities and may, in the ordinary course of its business, provide research reports and investment advice to its clients on investment matters, including with respect to the Company, JLL, DSM, any of their respective associates or affiliates or the Arrangement.

Scope of RBC’s Review

In connection with the Fairness Opinion of RBC, RBC reviewed and relied upon or carried out, among other things, the following:

•	a draft, dated November 16, 2013, of the Arrangement Agreement;

•	drafts of certain of the Voting Agreements;

•	audited financial statements of the Company for each of the five years ended October 31, 2008, 2009, 2010, 2011 and 2012;

•	the unaudited interim reports of the Company for the quarters ended January 31, 2013 April 30, 2013 and July 31, 2013;

•	annual reports of the Company for each of the two years ended October 31, 2011 and 2012;

•	the Notice of Annual and Special Meeting of Shareholders of the Company for each of the two years ended October 31, 2011 and 2012;

•	historical segmented financial results of the Company by division for each of the five years ended October 31, 2008 through 2012;

•	the internal draft management budget of the Company on a consolidated basis and segmented by division for the year ending October 31, 2014;

•	unaudited projected financial statements for the Company on a consolidated basis and segmented by division prepared by management of the Company for the years ending October 31, 2013 through October 31, 2017 (the “Management Forecasts”);

•	monthly executive reporting package for each of the twelve months ended September 30, 2012 through August 31, 2013;

•	discussions with senior management of the Company;

•	discussions with the Company’s legal counsel;

•	public information relating to the business, operations, financial performance and stock trading history of the Company and other selected public companies considered by RBC to be relevant;

•	public information with respect to other transactions of a comparable nature considered by RBC to be relevant;

•	public and private information regarding the pharmaceutical outsourcing industry including the CMO business and commercial research outsourcing (“CRO”) industries;

•	representations contained in certificates addressed to RBC, dated as of November 18, 2013, from senior officers of the Company as to the completeness and accuracy of the information upon which the Fairness Opinion of RBC was based; and

•	such other corporate, industry and financial market information, investigations and analyses as RBC considered necessary or appropriate in the circumstances.

RBC was not, to the best of RBC’s knowledge, denied access by the Company to any information requested by RBC.

Prior Valuations

The Company has represented to RBC that there have not been any prior valuations (as defined in MI 61-101) of the Company or its material assets or its securities in the twenty-four month period prior to November 18, 2013.

Assumptions and Limitations

RBC relied upon the completeness, accuracy and fair presentation of all of the financial (including, without limitation, the financial statements of the Company) and other information, data, advice, opinions or representations obtained by it from public sources, senior management of the Company, and their consultants and advisors (collectively, the “Information”). The Fairness Opinion of RBC was conditional upon such completeness, accuracy and fair presentation of such Information. Subject to the exercise of professional judgment and except as expressly described in the Fairness Opinion of RBC, RBC did not attempt to verify independently the completeness, accuracy or fair presentation of any of the Information.

Executive officers of the Company represented to RBC in a certificate delivered on November 18, 2013, among other things, that (i) the Information provided orally by, or in the presence of, an officer or employee of the Company or in writing by the Company or any of its subsidiaries or their respective agents to RBC for the purpose of preparing the Fairness Opinion of RBC was, at the date the Information was provided to RBC and as of November 18, 2013, complete, true and correct in all material respects, and did not contain any untrue statement of a material fact in respect of the Company, its subsidiaries or the Arrangement and did not omit to state a material fact in respect of the Company, its subsidiaries or the Arrangement necessary to make the Information or any statement contained therein not misleading in light of the circumstances under which the Information was provided or any statement was made; and that (ii) since the dates on which the Information was provided to RBC, except as disclosed in writing to RBC, there has been no material change, financial or otherwise, in the financial condition, assets, liabilities (contingent or otherwise), business, operations or prospects of the Company or any of its subsidiaries, taken as a whole, and no material change has occurred in the Information or any part thereof provided to RBC by the Company or its subsidiaries which would have or which would reasonably be expected to affect the value of the Company or its subsidiaries or the terms of the Arrangement.

In preparing the Fairness Opinion of RBC, RBC made several assumptions, including that all of the conditions required to implement the Arrangement will be met. Without limiting the generality of the foregoing, with respect to the Management Forecasts, RBC assumed that they had been reasonably prepared on bases reflecting the best available estimates and good faith judgments of management of the Company as to the matters covered thereby. RBC expressed no view as to such Management Forecasts or the assumptions on which they were based. RBC has also assumed, in all respects material to RBC’s analysis, that the executed Arrangement Agreement and the final versions all other documents reviewed by RBC in draft form would be the same as the drafts of such documents reviewed by RBC.

RBC was not been asked to pass upon, and expressed no opinion with respect to, any matter other than the fairness from a financial point of view to the Shareholders, other than the Shareholders in the buying group comprised of DSM, the JLL Parties and their respective affiliates, and any member of senior management of the Company who has entered into an option cancellation agreement and who will receive equity interests in affiliates of JLL participating in the Arrangement, of the Share Consideration to be received by such Shareholders under the Arrangement. RBC did not express any view on, and the Fairness Opinion of RBC does not address, any other term or aspect of the Arrangement or the Arrangement Agreement or any term or aspect of any other agreement or instrument contemplated by the Arrangement Agreement or entered into or amended in connection with the Arrangement including, without limitation, the fairness of the amount or nature of any compensation to be paid or payable to any of the officers, directors or employees of the Company, or any class of such persons, whether relative to the Share Consideration or otherwise.

The Fairness Opinion of RBC is rendered on the basis of securities markets, economic, financial and general business conditions prevailing as of November 18, 2013 and the condition and prospects, financial and otherwise, of the Company and its subsidiaries and affiliates, as they were reflected in the Information and as they have been represented to RBC in discussions with management of the Company. In its analyses and in preparing the Fairness Opinion of RBC, RBC made numerous assumptions with respect to industry performance, general business and economic conditions and other matters, many of which are beyond the control of RBC or any party involved in the Arrangement.

The Share Consideration to be received by the Minority Shareholders under the Arrangement was determined through negotiations between the Independent Committee and JLL on behalf of the Purchaser and was approved by the Independent Committee and the Board. RBC did not recommend any specific consideration to be received by the Minority Shareholders under the Arrangement nor did it indicate that any given consideration to be received by the Minority Shareholders under the Arrangement constituted the only appropriate consideration.

The Fairness Opinion of RBC was provided for the use of the Independent Committee and the Board and may not be used by any other person or relied upon by any other person other than the Independent Committee and the Board without the express prior written consent of RBC. The Fairness Opinion of RBC was given as of November 18, 2013 and RBC has disclaimed any undertaking or obligation to advise any person of any change in any fact or matter affecting the RBC Fairness Opinion which may come or be brought to RBC’s attention after November 18, 2013. Without limiting the foregoing, in the event that there is any material change in any fact or matter affecting the Fairness Opinion of RBC after November 18, 2013, RBC has reserved the right to change, modify or withdraw the Fairness Opinion of RBC.

RBC believes that its analyses must be considered as a whole and that selecting portions of the analyses or the factors considered by it, without considering all factors and analyses together, could create a misleading view of the process underlying the Fairness Opinion of RBC. The preparation of a fairness opinion is a complex process and is not necessarily susceptible to partial analysis or summary description. Any attempt to do so could lead to undue emphasis on any particular factor or analysis. The Fairness Opinion of RBC is not to be construed as a recommendation to any holder of Restricted Voting Shares as to whether to vote in favour of the Arrangement.

Fairness Opinion of RBC

Overview

In considering the fairness from a financial point of view to the Minority Shareholders of the Share Consideration to be received by such Shareholders under the Arrangement, RBC principally considered and relied upon the following: (i) a comparison of the Share Consideration to be received by the Minority Shareholders under the Arrangement to the results of a discounted cash flow (“DCF”) analysis of the Company; (ii) a comparison of the multiples implied by the Share Consideration to be received by the Minority Shareholders under the Arrangement to multiples paid in selected precedent transactions; and (iii) a comparison of the Share Consideration to be received by the Minority Shareholders under the Arrangement to the range of premiums paid in recent Canadian going private transactions.

RBC also reviewed the market trading multiples of publicly traded commercial manufacturing outsourcing companies from the perspective of whether public market trading values might exceed DCF or precedent transaction values. RBC concluded that the values implied by public company trading multiples were below DCF and precedent transaction values. Given the foregoing and that public company values generally reflect minority discount values rather than “en bloc” values, RBC did not rely on this methodology for purposes of its Fairness Opinion.

Discounted Cash Flow Analysis

The DCF approach took into account the amount, timing and relative certainty of projected unlevered free cash flows expected to be generated by the Company. The DCF approach required that certain assumptions be made regarding, among other things, future cash flows, discount rates and terminal values. The possibility that some of the assumptions used will prove to be inaccurate is one factor involved in the determination of the discount rates to be used.

Assumptions. RBC utilized the Management Forecast for the period 2013 to 2017 and extrapolated financial results for the year ending October 31, 2018 based on discussions with Management (such extrapolation for the year ending October 31, 2018, together with the Management Forecast for the years ending October 31, 2013 through October 31, 2017, are referred to as the “Financial Forecast”). The Financial Forecast is outlined below:

Financial Forecast Summary (All amounts in US$, in millions)	2014E	2015E	2016E	2017E	2018E
Revenue	$1,144	$1,218	$1,295	$1,376	$1,462
EBITDA	$204	$230	$257	$287	$311
Less: Cash Taxes	(30)	(35)	(40)	(45)	(49)
Less: Capital Expenditures	(53)	(56)	(60)	(63)	(67)
Add / Less: Changes in Working Capital	(14)	(8)	(8)	(9)	(8)
Less: Repositioning Expenses (After-tax)	(10)	(6)	—	—	—
Less: Other Cash Payments (After-tax)	(7)	—	—	—	—
Less: Excess Pension Funding (After-tax)	(2)	(2)	(2)	(2)	(2)
Unlevered Free Cash Flow	$88	$123	$149	$168	$185

Sensitivity Analysis. In completing its DCF analysis, RBC did not rely on any single series of projected cash flows but performed a variety of sensitivity analyses using the aforementioned Financial Forecast. Variables sensitized included revenue growth, EBITDA margin, discount rates and terminal value assumptions. The results of these sensitivity analyses, which are set forth below, were reflected in RBC’s judgment as to the fairness from a financial point of view to the Minority Shareholders of the Share Consideration to be received by the Minority Shareholders under the Arrangement.

Equity Value Per Share (US$)

Terminal EBITDA Multiple

WACC	8.0x	8.5x	9.0x	9.5x	10.0x
9%	$10.77	$11.44	$12.10	$12.77	$13.43
10%	$10.20	$10.84	$11.48	$12.11	$12.75
11%	$9.67	$10.28	$10.88	$11.49	$12.10

Equity Value Per Share (US$)

Perpetual Growth Rate

WACC	2.00%	2.25%	2.50%
9%	$12.96	$13.41	$13.88
10%	$10.82	$11.14	$11.48
11%	$9.15	$9.39	$9.64

Discount Rates. RBC selected a range of discount rates between 9% and 11% to apply to the Financial Forecast. RBC believed that these ranges of discount rates reflected the risk inherent in the Company’s business. RBC also believed that these ranges were representative of those used by financial and industry participants in evaluating businesses of this nature.

Terminal Value. Two approaches to the calculation of terminal values were considered by RBC for the DCF analysis: (i) multiple of EBITDA in the terminal year and (ii) growth in perpetuity of free cash flow in the terminal year.

The EBITDA multiple range used to calculate the terminal value was 8.0x to 10.0x. These multiples were selected based on RBC’s analysis of the precedent transactions, listed below under the heading “Precedent Transaction Analysis,” RBC’s assessment of the risk and the growth prospects for the Company beyond the terminal year, and the long-term outlook for the CMO industry past the terminal year.

The growth in perpetuity of free cash flow methodology capitalized terminal year free cash flow at the discount rate less a growth factor determined by reference to expected free cash flow growth beyond the projection period of 2.0% to 2.5% per annum. In selecting this range of growth rates, RBC took in to consideration the outlook for long-term inflation, growth prospects for the Company beyond the terminal year, and the outlook for the CMO industry beyond the terminal year.

In its discussion of the Fairness Opinion of RBC, the Independent Committee noted in relation to RBC’s conclusions respecting terminal values and terminal value per share that the growth in perpetuity of free cash flow methodology using a weighted average cost of capital of 8% to 10% and perpetual growth rates of 1.75% to 2.75% resulted in equity per share values that exceeded the Share Consideration, whereas using a weighted average cost of capital of 11% and perpetual growth rates of 1.75% to 2.00% as well as a weighted average cost of capital of 12% and perpetual growth rates of 1.75% to 2.75% all resulted in equity per share values that were less than the Share Consideration. The Independent Committee considered these results and the sensitivity of the terminal value analysis and the DCF analysis forecast as a whole. The Independent Committee also considered the other information it received with respect to the Company’s prospects, including Management’s forecast and related risks and uncertainties, and their potential impact on realization of the Company’s terminal value.

Summary of DCF Analysis. RBC’s DCF analysis, including taking into account sensitivity analyses as described above, generated results that were consistent with the Share Consideration under the Arrangement.

Precedent Transaction Analysis

RBC reviewed and compared certain publicly available information with respect to selected transactions in the CMO industry in North America, Europe and Australia. For the purposes of its analysis, RBC determined that the transactions set forth below were most comparable to the Arrangement, but noted that each transaction was: (i) unique in terms of size, timing, market position, business risks and opportunities for growth, profitability and transaction structure and (ii) reflective of the strategic rationale of both the respective acquirer and target. Additionally, RBC reviewed and compared three additional transactions in the CMO Industry, the acquisitions of Althea by Ajinomoto, JHP Pharma by Warburg Pincus and Draxis Health by Jubilant Organosys. However those precedent transactions were not relied upon for purposes of RBC’s analysis because such transactions either did not have sufficient publicly available information to calculate a meaningful EV / LTM EBITDA multiple. The primary criterion in analyzing these transactions was the implied enterprise value (“EV”) as a multiple of last twelve months EBITDA (“LTM EBITDA”). RBC utilized a forecasted EBITDA for the Company, adjusted for non-recurring items, for the year ending October 31, 2013 of approximately US$150 million (“2013 EBITDA”) in its analysis. RBC also utilized an EBITDA of approximately US$178 million (“Pro Forma 2013 EBITDA”) based on 2013 EBITDA, adjusted for the pro forma impact of certain operational and integration initiatives plus certain planned plant closures to be implemented by the Company. RBC utilized both the 2013 EBITDA and the Pro Forma 2013 EBITDA provided in the Management Forecasts because it believed that both EBITDA numbers were relevant for purposes of its precedent transaction analysis. More specifically, both the 2013 EBITDA and the Pro Forma 2013 EBITDA were relevant to RBC’s precedent transaction analysis because (i) the EBITDA numbers utilized for the precedent transactions were based on publicly available information and as a result were not adjusted to account for the pro forma impact of any potential operational or integration initiatives undertaken by the target company and not fully implemented until after the closing of the applicable precedent transaction and (ii) the Pro Forma 2013 EBITDA reflects a number of credible and material adjustments and as a result is more closely representative of the current EBITDA of Patheon.

Date Announced	Target	Acquiror	EV (in millions)	EV / LTM EBITDA
29-Oct-12	Banner Pharmacaps	Patheon	US$269	10.8x
04-Oct-12	Metrics	Mayne Pharma	US$105	6.5x
06-Aug-12	Aenova	BC Partners	€500	9.4x
18-May-12	Ocean Nutrition Canada	Royal DSM N.V.	CDN$540	9.4x
19-Aug-11	Aptuit (Clinical Trials Business)	Catalent Pharma Solutions	US$407	10.1x
04-Apr-11	Capsugel	KKR	US$2,375	11.3x
24-Feb-11	Lancaster Laboratories	Eurofins	US$200	8.0x
30-Apr-08	BASF (CMO Segment)	Dr. Reddy’s Laboratories	US$40	6.2x
03-Aug-07	Lipa Pharmaceuticals	CK Life Sciences	A$114	9.6x
24-Apr-07	HollisterStier Laboratories	Jubilant Organosys	US$139	11.2x
25-Jan-07	Cardinal (Catalent Pharma Solutions)	Blackstone	US$3,217	14.3x
Median				9.6x

Summary of Precedent Transactions Analysis. RBC calculated the multiple of EV / LTM EBITDA implied by the Share Consideration to be received by Minority Shareholders to be 13.1x utilizing the 2013 EBITDA and 11.0x utilizing the Pro Forma 2013 EBITDA, which were consistent with or above the multiples paid in the selected precedent transactions reviewed by RBC.

Comparable Transaction Premiums

RBC’s review of other transactions in the Canadian equity market where controlling shareholders successfully acquired publicly traded minority interests identified 26 such transactions with a value over US$100 million since January 2005. Success was defined as acquiring at least one-half of the minority shares outstanding at the time of the transaction. Defining the premium for this purpose as the amount by which the value per share offered under the relevant transaction exceeded the closing price of the shares on the principal trading exchange on the day immediately prior to announcement of the transaction resulted in premiums as follows:

Highest	Lowest	Mean	Median
166%	6%	27%	19%

The range of premiums paid in the above transactions was very wide. Although every transaction has its own particular circumstances and direct comparison of any single transaction to the Arrangement was difficult, RBC believed that the 26 transactions reviewed, in the aggregate, provided a useful comparison benchmark.

The Share Consideration to be received by the Minority Shareholders under the Arrangement of US$9.32 represented a premium of 64% to the US$5.70 market price of the Shares on November 18, 2013 (based on the closing price of the Restricted Voting Shares on the TSX as of November 18, 2013, and the daily noon exchange rate of the Bank of Canada on that day), immediately prior to the announcement of the Arrangement, which was above the mean and medium premiums for similar transactions since January 2005.

Fairness Opinion of RBC Conclusion

Based upon and subject to the analyses, assumptions, qualifications and limitations set forth in the Fairness Opinion of RBC (the full text of which is attached as Annex E to this Proxy Statement), RBC was of the opinion that, as of November 18, 2013, the Share Consideration to be received by the Minority Shareholders under the Arrangement was fair from a financial point of view to such Shareholders.

Patheon Financial Projections

In September 2013, Management prepared projections of future operating results at the request of the Independent Committee and its advisors. Patheon does not make public projections as to future performance or earnings beyond giving current fiscal year guidance from time to time, and is especially cautious of making projections for extended periods due to the various risks and uncertainties associated with its business. However, financial projections prepared by Management were made available to the Board, the Independent Committee, and the Independent Committee’s advisors, including BMO Capital Markets and RBC, in connection with the October 2013 proposal received by Patheon from the Purchaser and their consideration of strategic alternatives available to Patheon. Certain of these financial projections also were made available to the Purchaser Parties and their advisors. Readers are cautioned that these financial projections may not be appropriate for other purposes.

Summaries of these financial projections are being included in this Proxy Statement not to influence your decision whether to vote for or against the Arrangement Resolution, but because these financial projections were made available to the Board, the Independent Committee and the Independent Committee’s advisors, as well as, in the case of certain of these financial projections, to the Purchaser Parties and their advisors. The inclusion of this information should not be regarded as an indication that Patheon or its Management, the Board, the Independent Committee, the Independent Committee’s advisors, the Purchaser Parties or any other recipient of this information considered, or now considers, such financial projections to be a reliable prediction of future results.

Although presented with numerical specificity, these financial projections are based upon a variety of estimates and numerous assumptions believed by Management to be reasonable and based on the best then available information as of the date they were prepared. In particular, these financial projections are based on certain expectations and assumptions, including but not limited to that (i) Patheon would not experience significant customer turnover during the relevant time period; (ii) Patheon would continue to operate in the same geographical regions in which it currently operates; (iii) Patheon would not experience any material disruption in its current supply chain; (iv) Patheon would not experience any significant cost increases during the relevant time period; (v) there would be no adverse regulatory changes affecting Patheon’s business in the geographical areas in which it operates; (vi) fluctuations in foreign exchange rates would not have a material effect on Patheon’s operations; and (vii) Patheon’s current accounting policies would continue to apply throughout the relevant time period. Although the Company believes that the expectations and assumptions on which such financial projections are based are reasonable, undue reliance should not be placed on the forward-looking information since no assurance can be given that such expectations and assumptions will prove to be correct. The financial projections are subject to a number of risks related to, among other matters, the difficulty of enforcing agreements and collecting receivables through some foreign legal systems; customers in some foreign countries potentially having longer payment cycles; changes in local tax laws, tax rates in some countries that may exceed those of Canada or the United States and lower earnings due to withholding requirements or the imposition of tariffs, exchange controls or other restrictions; seasonal reductions in business activity; the credit risk of local customers and distributors; general economic and political conditions and other matters, including the factors described under “Cautionary Note Regarding Forward-Looking Information and Risks,” many of which are difficult to predict, are subject to significant economic and competitive uncertainties, and are beyond Patheon’s control. In addition, because the financial projections cover multiple years, such information by its nature becomes less reliable with each successive year. Patheon’s operations are highly sensitive to various risks in the pharmaceutical industry, including regulatory risk, and accordingly, Patheon’s earnings can be unpredictable and may fluctuate based on prevailing risk conditions in the industry. The variability and unpredictability of these conditions makes it difficult to project results of operations with any degree of certainty. As a result, there can be no assurance that the estimates and assumptions made in preparing the financial projections will prove accurate, that the projected results will be realized or that actual results will not be significantly higher or lower than projected.

The financial projections do not take into account any circumstances or events occurring after the date they were prepared, and, except as may be required in order to comply with applicable securities laws, none of Patheon, the Independent Committee or any of their respective representatives intends to update, or otherwise revise, the financial projections, or the specific portions presented, to reflect circumstances existing after the date when they were made or to reflect the occurrence of future events, even in the event that any or all of the assumptions are shown to be in error. In addition, the financial projections assume that Patheon will remain a publicly traded company and do not reflect the impact of the Arrangement, nor do they take into account the effect of any failure of the Arrangement to occur.

The financial projections were not prepared with a view toward public disclosure or with a view toward complying with the published guidelines of the SEC or the Canadian Securities Administrators regarding financial projections or the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of financial projections. Neither Ernst & Young LLP, Patheon’s independent registered public accounting firm, nor any other independent registered public accounting firm has examined, compiled or performed any procedures with respect to the accompanying financial projections, and, accordingly, neither Ernst & Young LLP nor any other public accounting firm expresses an opinion or provides any other form of assurance with respect to such projections. Ernst & Young LLP assumes no responsibility for, and disclaims any association with, such projections. The Ernst & Young LLP reports incorporated by reference into this proxy statement relate to Patheon’s historical financial information. They do not extend to the financial projections and should not be read to do so.

The financial projections included financial measures prepared other than in accordance with U.S. GAAP which were presented because Management believed they could be useful indicators of Patheon’s projected future operating performance and cash flow. Patheon prepared certain of its financial projections on a non-U.S. GAAP basis and therefore did not project a number of the U.S. GAAP statement line items that would have to be calculated to enable Patheon to reconcile each non-U.S. GAAP financial measure presented below to the nearest U.S. GAAP financial measure. The financial projections included in this Proxy Statement should not be considered in isolation or in lieu of Patheon’s operating and other financial information determined in accordance with U.S. GAAP. In addition, because non-U.S. GAAP financial measures do not have any standardized meaning prescribed by U.S. GAAP and are not determined consistently by all companies, the non-U.S. GAAP measures presented in these financial projections may not be comparable to similarly titled measures of other companies.

For the foregoing reasons, as well as the bases and assumptions on which the financial projections were compiled, the inclusion of specific portions of the financial projections in this Proxy Statement should not be regarded as an indication that Patheon considers such financial projections to be an accurate prediction of future events, and the projections should not be relied on as such an indication. No one has made or makes any representation to any shareholder of Patheon or anyone else regarding the information included in the financial projections discussed below.

Projected financial statement information for fiscal years 2013 through 2017, prepared by Management at the request of the Independent Committee and its advisors in September 2013, is set forth below (amounts shown in thousands). These projections should be read together with the information contained in the consolidated financial statements of Patheon available in its filings with the SEC and on SEDAR, and the information set forth above.

(US$ in thousands)
	Estimate FY2013E	Pro Forma Adjusted FY2013E	Projected
			FY2014E	FY2015E	FY2016E	FY2017E
Revenue	$1,054,652	$1,056,578	$1,143,760	$1,217,926	$1,295,489	$1,376,434
% Growth	N/M	N/A	8.4%	6.5%	6.4%	6.2%

Total Cost of Goods Sold	$742,038	$719,279	$768,653	$811,615	$856,221	$902,422
COGS (% of sales)	70.4%	68.1%	67.2%	66.6%	66.1%	65.6%

Gross Margin	$312,614	$337,298	$375,107	$406,311	$439,268	$474,012
Gross Margin (%)	29.6%	31.9%	32.8%	33.4%	33.9%	34.4%

Total SG&A	$148,365	$144,963	$155,985	$160,311	$164,761	$169,340
SG&A (% of sales)	14.1%	13.7%	13.6%	13.2%	12.7%	12.3%

R&D	$14,356	$14,266	$15,198	$16,109	$17,016	$17,909
Other	$259	$259	$0	$0	$0	$0

Adj. EBITDA	$149,634	$177,810	$203,924	$229,890	$257,491	$286,763
% Margin	14.2%	16.8%	17.8%	18.9%	19.9%	20.8%

Depreciation	$50,241	$51,544	$51,608	$54,869	$58,284	$61,851

Total Capital Expenditure	$49,200	$49,200	$53,109	$56,314	$59,685	$63,227
CapEx (% of sales)	4.7%	4.7%	4.6%	4.6%	4.6%	4.6%

Reconciliation to closest GAAP measures

Patheon’s Adjusted EBITDA is income (loss) from continuing operations before repositioning expenses, interest expense, foreign exchange losses reclassified from other comprehensive income (loss), refinancing expenses, acquisition and integration costs (including certain product returns and inventory write-offs recorded in gross profit), gains and losses on sale of capital assets, income taxes, asset impairment charges, depreciation and amortization, stock-based compensation expense, consulting costs related to our operational initiatives, purchase accounting adjustments, acquisition-related litigation expenses and other income and expenses. Since Adjusted EBITDA is a non-GAAP measure that does not have a standardized meaning, it may not be comparable to similar measures presented by other issuers. Readers are cautioned that Adjusted EBITDA should not be construed as an alternative to net income (loss) determined in accordance with U.S. GAAP as an indicator of performance. Adjusted EBITDA is used by management as an internal measure of profitability.

($ in millions)	FY13E	FY 13 Pro forma	FY14E	FY15E	FY16E	FY17E
(Loss)/Income from Continuing Operations	(19,340)	(28,643)	80,051	101,318	121,049	141,998
Depreciation and Amortization	50,241	51,544	51,608	54,869	58,284	61,851
Amortization of Deferred Financing Costs	3,372	3,372	3,372	3,372	3,372	3,372
Interest Expense, Net	44,281	44,281	45,800	42,000	41,600	41,200
Taxes	(5,145)	(5,145)	19,700	24,934	29,789	34,945
Stock Compensation Expense	3,397	3,397	3,393.0	3,397.0	3,397.0	3,397.0
Asset Impairments(1)	10,113	10,113	—	—	—	—
Non-Cash Change in Value of Equity Investment(2)	(594)	(594)	—	—	—	—
Operational Excellence (“OE”) Consulting Fees	2,015	2,015		—	—	—
(Gain)/Loss on Sale of Fixed Assets	(1,600)	(1,600)	—	—	—	—
Repositioning Expenses	12,672	12,672		—	—	—
Refinancing Expenses	29,219	29,219	—	—	—	—
Acquisition and Integration Costs(3)	16,519	16,519	—	—	—	—
Inventory Purchase Accounting(4)	5,042	5,042	—	—	—	—
Patheon reported Adjusted EBITDA	150,192	142,192	203,924	229,890	257,491	286,763
OE Pro Forma Savings(5)		18,339	—	—	—	—
Banner Pro forma Integration Synergies(6)		6,373	—	—	—	—
Site Closure Pro Forma Savings(7)		11,464	—	—	—	—
Banner Pro Forma for Stub Period EBITDA before Acquisition(8)	(558)	(558)	—	—	—	—
			—	—	—	—
Pro forma Adjusted EBITDA	149,634	177,810	203,924	229,890	257,491	286,763

Revenue	1,016,990	1,016,990
Banner Pro Forma for Stub Period before Acquisition(8)	34,571	34,571
Banner quality issues from integration(9)	3,091	3,091
Site Closure Pro Forma Savings(7)		(8,004)
OE Revenue Additions from Debottlenecking(5)		9,930

Total Revenue per mgmt projection	1,054,652	1,056,578

($ in millions)	FY13E	FY 13 Pro forma	FY14E	FY15E	FY16E	FY17E
COGS	762,986	762,986
less Depreciation	(40,466)	(41,284)
OE Pro Forma Savings(5)		(8,409)
Site Closure Pro Forma Savings(7)		(17,669)
Banner Pro forma Integration Synergies(6)		(1,250)
Inventory Purchase Accounting(4)	(5,042)	(5,042)
Banner quality issues from integration(9)	(3,017)	(3,017)
2013 Bonus reduction(10)		4,569
Banner Pro Forma for Stub Period before Acquisition(8)	27,577	28,395

Total COGS per mgmt projection	742,038	719,279

SG&A	157,943	157,943
less Depreciation	(9,288)	(9,712)
less Stock Comp	(3,397)	(3,397)
less Executive Severance(11)	(120)	(120)
less OE Consulting Fees	(2,015)	(2,015)
Site Closure Pro Forma Savings(7)	—	(1,710)
Banner Pro forma Integration Synergies(6)	—	(5,123)
2013 Bonus reduction(10)	—	3,431
Banner Pro Forma for Stub Period before Acquisition(8)	5,242	5,666

Total SG&A per Mgmt projection	148,365	144,963

R&D	12,532	12,532
less Depreciation	(486)	(547)
Site Closure Pro Forma Savings(7)	—	(90)
Banner Pro Forma for Stub Period before Acquisition(8)	2,310	2,371

Total R&D per mgmt projection	14,356	14,266

1)	Impairment charges relate to the closure of the acquired Olds, Alberta, Canada facility in October 2013 as well as three intangible In-Process Research and Development projects that were curtailed at our Banner, High Point facility.
2)	Non cash income from our equity investment in BSP pharmaceuticals s.r.l.
3)	Acquisition and integration costs are associated with the Banner Acquisition and additional costs relating to activities connected with our recently proposed acquisition and combination of the Patheon business with DSM’s drug products business.
4)	Non-cash inventory adjustment related to purchase accounting from the Banner acquisition was recorded in Cost of Goods Sold during fiscal 2013.
5)	Additional pro forma savings from Patheon’s OE programs completed during the year as if all the programs had been completed by the beginning of fiscal 2013 (November 1, 2012 ).
6)	Additional pro forma savings from Banner synergies completed during the year as if all the programs had been completed by the beginning of fiscal 2013 (November 1, 2012 ).
7)	Additional pro forma savings from closing down of the Olds, Alberta Canada site and the Caguas facilities as if the closures were completed by the beginning of fiscal 2013 (November 1 2012).
8)	Results of Banner operations for the 45 days prior to the close of the transaction on December 14, 2012. Facilitates the YOY comparison by including 12 months of Banner results in Fiscal 2013.
9)	Returns and inventory write-offs associated with a manufacturing issue at Banner shortly after the acquisition due to operational processes that were qualified prior to the acquisition that did not perform as expected.
10)	The pro forma add back of the estimated 2013 bonus reduction so the pro forma 2013 results are comparable to the future forecasts which have bonus at a 100% payout.
11)	The addback of executive severance to better reflect the underlying business.

Purposes and Reasons for the Arrangement from the Perspective of the JLL Parties, the Management Parties and DSM

Under SEC rules, the JLL Parties, the Management Parties and DSM are deemed to be engaged in a “going private” transaction and are required to express their reasons for entering into the Arrangement. The aforementioned persons are making the statements included in this section solely for the purposes of complying with the requirements of these rules.

The JLL Parties caused the Purchaser to enter into the Arrangement Agreement in order to acquire all of the outstanding Restricted Voting Shares. They believe such acquisition is an attractive investment opportunity. The JLL Parties, the Management Parties and DSM believe that Patheon would be better positioned to operate as a privately held entity, in particular, in order to effect a combination with the DPP Business, to incur the costs necessary to integrate Patheon with the DPP Business, to fund ongoing restructuring programs at each entity, and to effectively execute on the growth strategy for the combined company, in each case without the constraints and distractions caused by the public equity market’s valuation of its Restricted Voting Shares. The JLL Parties, the Management Parties and DSM believe that the acquisition of all of the outstanding Restricted Voting Shares as contemplated by the Arrangement could have the following advantages:

•	enhancement of Patheon’s ability to strategically align and integrate with the DPP Business by virtue of being able to operate the businesses without having to consider the interests of public shareholders; and

•	increased flexibility to control and operate the assets, corporate and capital structure, capitalization, operations, business, properties and personnel of the Patheon business and the DPP Business (the “Combined Patheon/DPP Business”) without the legal and regulatory requirements and considerations of a public company, including the cost of regulatory compliance and constraints caused by the public market’s expectation for quarterly earnings.

Although the JLL Parties, the Management Parties and DSM believe that there will be significant opportunities associated with their investment in Patheon, they realize that there also are substantial risks that such opportunities may not ever be fully realized. The primary detriments of the Arrangement to the JLL Parties, the Management Parties and DSM include the fact that all of the risk of any possible decrease in the earnings, growth or value of the Combined Patheon/DPP Business following the Arrangement will be fully borne by Purchaser and its owners. Such investment will be illiquid, with no public trading market. The investment also bears the risk of failure to successfully integrate the Patheon business with the DPP Business. Finally, the process of integrating the businesses and of realizing upon the opportunities which that presents will take place over the medium- to long-term and, as a result, is not one which can be effectively undertaken by a public entity with the market and regulatory pressures described above.

The JLL Parties, the Management Parties and DSM are proposing that Patheon become a privately held entity at this time in order to realize the benefits of being a private entity as soon as possible and because, after considering all the factors described under “– Reasons for the Recommendation” beginning on page 40, the Independent Committee accepted the proposal made by Purchaser and approved the Arrangement. JLL Fund V is also proposing that Patheon become a privately held entity at this time because JLL Fund V has reached the end of its principal investment term and, therefore, is interested in achieving liquidity in its existing investment in Patheon in the near term. The Management Parties are also proposing that Patheon consummate the Arrangement at this time as they believe the possible combination of Patheon with the DPP Business is a significant growth opportunity for the business that they have spent significant time and effort improving. The Management Parties also are proposing the Arrangement at this time because they believe it to be the best available path for the growth and expansion of the business in light of the Company’s current outstanding debt obligations and the challenges of growing organically in a market that the Management Parties believe will undergo continued consolidation in the future.

The JLL Parties, the Management Parties and DSM believe that structuring the transaction as a “going private” arrangement transaction is preferable to other transaction structures because it eliminates the costs and management time burdens associated with being a public company, enables the Purchaser to acquire beneficial ownership of all of the outstanding Restricted Voting Shares of Patheon and represents an opportunity for unaffiliated Shareholders to receive fair value for their Restricted Voting Shares. They believe the transaction offers both prospects of further growth for the JLL Parties, the Management Parties and DSM and certainty of value for the Company’s unaffiliated Shareholders.

Position of the JLL Parties, the Management Parties and DSM Regarding the Fairness of the Arrangement

Under the rules of the SEC, the JLL Parties, the Management Parties and DSM are required to express their belief as to the substantive and procedural fairness of the proposed Arrangement to the unaffiliated Shareholders of Patheon. The JLL Parties, the Management Parties and DSM are making the statements included in this section solely for purposes of complying with such requirements. The views of the JLL Parties, the Management Parties and DSM with respect to the fairness of the Arrangement are not, and should not be construed as, a recommendation to any Shareholder as to how that Shareholder should vote on the proposal to approve the Arrangement.

The Purchaser attempted to negotiate the terms of a transaction that would be most favorable to it, and not to the unaffiliated Shareholders and, accordingly, did not negotiate the Arrangement Agreement with the goal of obtaining terms that were fair to the unaffiliated Shareholders.

None of the JLL Parties, the Management Parties or DSM participated in the deliberation process of the Independent Committee or in the conclusions of the Independent Committee as to the substantive and procedural fairness of the Arrangement to the unaffiliated Shareholders. Nevertheless, they believe that the proposed Arrangement is substantively and procedurally fair to the unaffiliated Shareholders on the basis of the factors discussed below. The JLL Parties, the Management Parties and DSM believe that the proposed Arrangement is substantively fair to the unaffiliated Shareholders based on the following factors:

•	the current and historical market prices of the Restricted Voting Shares, including the fact that the Share Consideration of US$9.32 per share represented a 64% premium over the closing price of the Restricted Voting Shares on November 18, 2013, the last price prior to Patheon’s public announcement of the Arrangement Agreement, a premium of 73% to the weighted average trading price of the Restricted Voting Shares over the past 20 trading days prior to the announcement, and a 43% premium to the 52-week high of the Restricted Voting Shares on the TSX, in each case based on the exchange rate on November 18, 2013, the last business day prior to announcement of the Arrangement Agreement of CDN$1.043 per US$1.00;

•	the fact that the Independent Committee received an opinion from BMO Capital Markets, dated November 18, 2013, to the effect that, as of that date and based upon and subject to the various analyses, assumptions, qualifications and limitations set forth in such opinion, the Share Consideration of US$9.32 per share in cash to be received by Minority Shareholders under the Arrangement Agreement was fair, from a financial point of view, to the Minority Shareholders;

•	the fact that the Independent Committee received an opinion from RBC, dated November 18, 2013, to the effect that, as of that date and based upon and subject to the various analyses, assumptions, qualifications and limitations set forth in such opinion, the Share Consideration of US$9.32 per share to be received by the Minority Shareholders under the Arrangement was fair, from a financial point of view, to the Minority Shareholders;

•	the fact that the Independent Committee unanimously determined that (i) the Arrangement is in the best interests of Patheon, (ii) the Share Consideration to be received by the unaffiliated Shareholders is fair to those Shareholders and (iii) the Arrangement is fair to the unaffiliated Shareholders;

•	the Independent Committee has also unanimously recommended that the Board approve the Arrangement and that the Board recommend that the unaffiliated Shareholders vote in favour of the Arrangement Resolution;

•	the financial and other terms and conditions of the Arrangement Agreement were the product of comprehensive negotiations between the Independent Committee and its advisors, on the one hand, and the Purchaser and its advisors on the other hand;

•	the fact that the Share Consideration that is payable to Shareholders will be entirely in cash, which provides certainty of value for the Shareholders;

•	the fact that the Shareholders would realize significant value through the Share Consideration and would no longer be subject to the market, economic and other risks that arise from owning an equity interest in a public company which include the risk that the market price for the Restricted Voting Shares could be adversely impacted by earnings fluctuations that may result from changes in Patheon’s operations and in Patheon’s industries generally;

•	the fact that, as part of the JLL Parties reorganization, the Purchaser (or one or more designated wholly owned subsidiaries of Purchaser) will purchase all of the limited partnership interests in JLL Fund V from the limited partners of JLL Fund V for an aggregate payment in cash equal to the product of the Share Consideration and the number of Restricted Voting Shares held directly or indirectly by JLL Fund V at such time, less the value of the general partnership interest in JLL Fund V contributed to JLL Holdco and subject to the terms of the JLL Fund V limited partnership agreement;

•	Registered Shareholders will have Dissent Rights and may seek appraisal of the fair value of their Restricted Voting Shares if the Arrangement is completed, but only if they comply with the dissent procedures under the CBCA, as amended by the terms of the Plan of Arrangement, the Interim Order and the Final Order, which are described in more detail in the section entitled “Dissent Rights” herein;

•	the terms of the Arrangement Agreement, including:

•	providing Patheon sufficient operating flexibility to permit Patheon to conduct its business in the ordinary course between signing of the Arrangement Agreement and the consummation of the Arrangement;

•	Patheon’s ability, at any time prior to the time Shareholders approve the Arrangement, regardless of JLL’s stated position that it is not interested in selling its interest in Patheon at the current time or should JLL’s position change, to consider and respond to written Acquisition Proposals, to engage in or participate in discussions or negotiations regarding any such Acquisition Proposal and to provide copies of, access to or disclosure of information, properties, facilities, books or records of Patheon or its subsidiaries if, in each case, among other things, the Board determines in good faith, after consultation with its financial advisors and outside legal counsel, that such Acquisition Proposal constitutes or could reasonably be expected to constitute or lead to a Superior Proposal;

•	the Board’s ability in certain circumstances to withdraw, amend, modify or qualify, or publicly propose or state an intention to withdraw, amend, modify or qualify, its recommendation that unaffiliated Shareholders vote to approve the Arrangement Resolution;

•	Patheon’s ability, under certain circumstances, prior to Shareholder approval having been obtained for the Arrangement Resolution, to terminate the Arrangement Agreement in order to enter into an agreement providing for a Superior Proposal, provided it complies with its relevant obligations, including paying to the Purchaser a termination fee of US$23.643 million;

•	Patheon’s ability, under certain circumstances, to terminate the Arrangement Agreement and receive the Purchaser Fee of US$49.255 million or US$24.628 million, as applicable;

•	the fact that the outside date under the Arrangement Agreement is expected to allow for sufficient time to complete the Arrangement;

•	the fact that the Arrangement will provide liquidity, without the brokerage and other costs typically associated with market sales, for unaffiliated Shareholders, whose ability to sell their Restricted Voting Shares is currently adversely affected by the low trading volume and limited public float of the Restricted Voting Shares;

•	the fact that the Purchaser had obtained committed equity financing for the Arrangement and committed debt financing for the Arrangement from reputable nationally-recognized financing sources with a limited number of conditions to the consummation of the financing in amounts sufficient to fund the Arrangement and related matters; and

•	the expected lack of significant antitrust risk associated with the Arrangement and the obligations of Patheon and Purchaser to use their reasonable best efforts promptly to obtain antitrust clearance required for the completion of the Arrangement under the circumstances set out in the Arrangement Agreement, which are described in more detail in the section entitled “The Arrangement Agreement – Regulatory Law Matters and Securities Law Matters – Regulatory Law Matters” beginning on page 155 below.

The JLL Parties, the Management Parties and DSM believe that the proposed Arrangement is procedurally fair to the unaffiliated Shareholders based on the following factors:

•	the Share Consideration of US$9.32 per share and the other terms and conditions of the Arrangement Agreement resulted from extensive arm’s-length negotiations between the Purchaser and its advisors, on the one hand, and the Independent Committee and its advisors, on the other hand;

•	the Arrangement Resolution must be approved by the affirmative vote of two-thirds of the votes attached to the Restricted Voting Shares cast on the Arrangement Resolution by Shareholders present in person or represented by proxy at the Meeting and the Majority-of-the-Minority Vote;

•	the fact that other than their receipt of reasonable and customary fees for attending meetings and their interests, which are described in more detail in the Section entitled “Special Factors – Interests of Our Directors and Executive Officers in the Arrangement” herein, the JLL Parties, the Management Parties and DSM have been informed by the Independent Committee that the members of the Independent Committee do not have interests in the Arrangement different from, or in addition to, those of Patheon’s unaffiliated Shareholders;

•	the fact that the JLL Parties, the Management Parties and DSM have been informed by the Independent Committee that the Independent Committee met regularly to discuss Patheon’s alternatives and was advised by independent financial and legal advisors, and each member of the Independent Committee was actively engaged in the process;

•	the fact that the Independent Committee retained and was advised by BMO Capital Markets and RBC, each of which advised the Independent Committee specifically in its capacity as a special committee comprised solely of non-employee and disinterested directors;

•	the fact that the Independent Committee had the ability not to recommend the approval of the Arrangement or any other transaction to the Board, but determined to do so;

•	the fact that the Independent Committee made all material decisions relating to Patheon’s alternatives, including recommending to the Board that Patheon enter into the Arrangement Agreement;

•	Patheon’s ability, under certain circumstances, prior to Shareholder approval having been obtained for the Arrangement Resolution, to terminate the Arrangement Agreement in order to enter into an agreement providing for a Superior Proposal, provided it complies with its relevant obligations, including paying to the Purchaser the applicable termination fee, which are described in more detail in the section entitled “The Arrangement Agreement – Termination Fees” beginning on page 189 below;

•	the Board’s ability in certain circumstances to change, qualify, withdraw or modify its recommendation that the Shareholders vote in favour of the Arrangement Resolution; and

•	the Arrangement must be approved by the Final Order, based on the Court’s consideration of, among other things, the fairness of the Arrangement to the unaffiliated Shareholders of Patheon.

The JLL Parties, the Management Parties and DSM did not consider Patheon’s net book value, which is an accounting concept, to be a factor in determining the substantive fairness of the transaction to the unaffiliated Shareholders because they believed that net book value is not a material indicator of the value of Patheon’s equity but rather an indicator of historical costs. The JLL Parties, the Management Parties and DSM also did not consider the liquidation value of Patheon’s assets as indicative of Patheon’s value primarily because of their belief that the liquidation value would be significantly lower than Patheon’s value as an ongoing business and that, due to the fact that Patheon is being sold as an ongoing business, the liquidation value is irrelevant to a determination as to whether the Arrangement is fair to the unaffiliated Shareholders. The JLL Parties, the Management Parties and DSM did not establish a pre-arrangement going concern value for Patheon’s equity as a public company for the purposes of determining the fairness of the Share Consideration to the unaffiliated Shareholders because, following the Arrangement, Patheon will have a significantly different capital structure and be combined with the DPP Business, which will result in different opportunities and risks for the Combined Patheon/DPP Business as a more highly leveraged private company. The JLL Parties, the Management Parties and DSM did not view the purchase prices paid in the transactions described under “Information Concerning Patheon – Transactions in Restricted Voting Shares – Transactions in Restricted Voting Shares by the JLL Parties, and the Management Parties During the Past Two Years” beginning on page 201 below, to be relevant except to the extent those prices indicated the trading price of the Restricted Voting Shares during the applicable periods. In making their determination as to the substantive fairness of the Arrangement to the unaffiliated Shareholders, the JLL Parties, the Management Parties and DSM were not aware of any firm offers during the prior two years by any person for the merger or consolidation of Patheon with another company, the sale or transfer of all or substantially all of Patheon’s assets or a purchase of Patheon’s assets that would enable the holder to exercise control of Patheon.

The foregoing discussion of the information and factors considered by the JLL Parties, the Management Parties and DSM in connection with the fairness of the Arrangement is not intended to be exhaustive but is believed to include all material factors considered by the JLL Parties, the Management Parties and DSM. The JLL Parties, the Management Parties and DSM did not find it practicable to assign, and did not assign or otherwise attach, relative weights to the individual factors in reaching their position as to the fairness of the Arrangement. Rather, their fairness determinations were made after consideration of all of the foregoing factors as a whole. The JLL Parties, the Management Parties and DSM believe the foregoing factors provide a reasonable basis for their belief that the Arrangement is substantively and procedurally fair to the unaffiliated Shareholders. This belief should not, however, be construed as a recommendation to any Shareholder to approve the Arrangement Resolution. The JLL Parties, the Management Parties and DSM do not make any recommendation as to how Shareholders should vote their Restricted Voting Shares relating to the Arrangement Resolution or any other related matter.

Contribution Agreement

This section of the Proxy Statement describes certain material provisions of the Contribution Agreement, but it may not contain all the information about the Contribution Agreement that may be important to you. Except for its status as a legal document governing the contractual rights among the parties thereto, the Contribution Agreement is not intended to provide any factual, business or operational information about the DPP Business, as well as certain other factors.

On November 18, 2013, in connection with the Purchaser entering into the Arrangement Agreement, JLL Holdco, DSM and the Purchaser entered into the Contribution Agreement. Subject to the terms and conditions of the Contribution Agreement, DSM has agreed to contribute the DPP Business to the Purchaser in exchange for 49% of the limited partnership interests of the Purchaser, the assumption by the Purchaser of certain liabilities of the DPP Business and the Seller Note (as defined in “Special Factors – Sources of Funds” beginning on page 131 below), and JLL Holdco has agreed to contribute US$402 million in cash to the Purchaser, and contribute the general partnership interest of JLL Fund V to the Purchaser, all in exchange for 51% of the limited partnership interests of the Purchaser. The Seller Note is subject to certain closing and post-closing adjustments pursuant to the Contribution Agreement with respect to net cash, net indebtedness and working capital of the DPP Business, as well as certain indemnification obligations of the parties.

The intended transfers of certain Dutch employees and Dutch entities which comprise a portion of the DPP Business are subject to the Netherlands Works Councils Act (Wet op de ondernemingsraden), pursuant to which certain Dutch works council of DSM and its subsidiaries are required to be informed and render advice (the “Works Council Process”) and, to the Netherlands Merger Code (SER-besluit fusiegedragsregels 2000), pursuant to which the relevant trade unions are required to provide their opinion and the applicable Social Economic Council is required to be notified. Accordingly, the Contribution Agreement provides that the Dutch portion of the DPP Business will be excluded from certain provisions of the Contribution Agreement, and the principal amount of the Seller Note will be reduced by US$10 million (the “Dutch Purchase Price”) pending completion of the Works Council Process. The Purchaser has irrevocably offered to acquire the Dutch portion of the DPP Business and to have the provisions of the Contribution Agreement apply to the Dutch portion of the DPP Business following completion of the Works Council Process, on the terms and conditions set forth in an offer letter, dated November 18, 2013, from the Purchaser to DSM (the “Dutch Offer Letter”). Following completion of the Works Council Process by DSM, upon delivery to the Purchaser of notice of acceptance of the Dutch Offer Letter, all sections of the Contribution Agreement will become effective with respect to the Dutch portion of the DPP Business and the principal amount of the Seller Note will no longer be reduced by the Dutch Purchase Price.

The Contribution Agreement contains customary representations, warranties and covenants by each party, including, among others, covenants with respect to the conduct by DSM of the DPP Business during the interim period between the execution of the Contribution Agreement and the closing of the transactions contemplated by the Contribution Agreement and certain actions DSM agrees not to take with respect to the DPP Business during such interim period.

In connection with the Contribution Agreement, DSM and the Purchaser (or entities that it will acquire in the Arrangement) also will enter into certain additional ancillary agreements, including transition services agreements, service level agreements, country-specific intellectual property assignments and certain other commercial agreements.

The Contribution Agreement is subject to customary closing conditions, including (1) the absence of any law, statute, rule, regulation, executive order, decree, writ, judgment, preliminary or permanent injunction or restraining order prohibiting or restricting the contribution by DSM, (2) the expiration or early termination of the applicable waiting periods under the HSR Act, as amended, and the receipt of required approvals from the European Commission and certain other governmental authorities, and (3) the absence of any change, event, circumstance, development or effect that has had or would reasonably be expected to have, individually or in the aggregate, a “Material Adverse Effect” (as such term is defined in the Contribution Agreement). Each party’s obligation to consummate the transactions contemplated by the Contribution Agreement is also subject to (x) the accuracy of each other party’s representations and warranties contained in the Contribution Agreement (subject to certain materiality qualifiers) and (y) each other party’s performance and compliance in all material respects with its obligations and covenants required by the Contribution Agreement. Consummation of the transactions contemplated by the Contribution Agreement is not a condition of the Arrangement Agreement. However, consummation of the transactions contemplated by the Contribution Agreement is a condition to the Purchaser’s ability to obtain the financing necessary to consummate the Arrangement Agreement. Accordingly, the failure to consummate the transactions contemplated by the Contribution Agreement would result in the Purchaser’s inability to fund the Arrangement. However, Patheon has certain rights to specific performance related to the Debt Commitment Letter and the Equity Commitment Letter, under the circumstances described under “The Arrangement Agreement – Injunctive Relief; Specific Performance and Remedies” beginning on page 190 and “Special Factors – Sources of Funds – Equity Financing” beginning on page 132. Under certain circumstances, the Purchaser’s inability to obtain the necessary financing is likely to result in the Purchaser’s obligation to pay to Patheon a fee of US$49.255 million as described under “The Arrangement Agreement – Termination Fees” beginning on page 189. JLL Fund VI and DSM have guaranteed the payment of such fee in pro-rata portions (51% and 49% respectively). Such guarantees are described under “Special Factors – Limited Guarantees” beginning on page 136.

Each party to the Contribution Agreement has agreed to use its respective reasonable best efforts to cause the transactions contemplated by the Contribution Agreement to be consummated. However, the Contribution Agreement also includes termination provisions in favor of each party in certain circumstances including (a) if the parties mutually agree to terminate, (b) if the transactions contemplated by the Contribution Agreement are not consummated on or before April 30, 2014, (c) if the Arrangement Agreement is terminated, or (d) if there has been a material breach or failure to perform in any material respect of any of the representations, warranties, agreement or covenants set forth in the Contribution Agreement by any of the parties which has caused a condition to closing to be incapable of fulfillment, such violation or breach has not been waived by the other parties and such breach has not been cured within 30 days’ notice.

DSM and the Purchaser have agreed to indemnify each other for losses arising from certain breaches of the Contribution Agreement and for certain other specified liabilities, subject to certain limitations. JLL Holdco has agreed to indemnify the Purchaser for losses arising from certain breaches of the Contribution Agreement and for certain specified liabilities of Patheon, subject to certain limitations. Following the closing of the transactions contemplated by the Contribution Agreement, the principal amount of the Seller Note may be increased or decreased in accordance with the terms of the Contribution Agreement with respect to such indemnification obligations as well as certain pension plan liabilities and certain expenses and liabilities relating to certain facility rationalization, litigation and environmental matters. The specified liabilities of Patheon will offset and reduce certain liabilities of the DPP Business.

In certain circumstances, the specified liabilities and indemnities with respect to Patheon may increase the principal amount of the Seller Note or may be paid in cash to the Purchaser by JLL Holdco, but in no event will any liability or indemnity related to Patheon result in any payments to be made by the Shareholders.

The Contribution Agreement provides that JLL Holdco, DSM and the Purchaser are entitled to an injunction, specific performance or other equitable relief to prevent breaches or threatened breaches of the Contribution Agreement and to enforce specifically the terms and provisions of the Contribution Agreement, in addition to any other remedy at law or in equity.

The Contribution Agreement contains representations and warranties made by each of JLL Holdco, DSM and the Purchaser. The assertions embodied in those representations and warranties were made solely for purposes of the Contribution Agreement and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating the terms of the Contribution Agreement, including those qualifications and limitations contained in a confidential disclosure letter provided by DSM to JLL Holdco and the Purchaser the terms of which have not been disclosed. Moreover, some of those representations and warranties may not be accurate or complete as of any particular date because they are subject to a contractual standard of materiality or material adverse effect different from that generally applicable to public disclosures to shareholders or used for the purpose of allocating risk between the parties to the Contribution Agreement rather than establishing matters of fact. For the foregoing reasons, you should not rely on the representations and warranties contained in the Contribution Agreement as statements of factual information.

Completion of the Arrangement

Subject to the provisions of the Arrangement Agreement, the Arrangement will become effective at the Effective Time on the Effective Date, which is expected to occur following satisfaction or waiver of the conditions to completion of the Arrangement as set out in Article 6 of the Arrangement Agreement being satisfied or waived in accordance with the Arrangement Agreement, and the filings required under Section 192(6) of the CBCA having been filed with the CBCA Director. Completion of the Arrangement is anticipated to occur in the first half of calendar 2014; however, it is possible that completion may be delayed beyond this date if the conditions to completion of the Arrangement cannot be met on a timely basis. The Arrangement Agreement provides an “outside date” of April 30, 2014, after which time either party may terminate the Arrangement Agreement, subject to certain exceptions described in “The Arrangement Agreement – Termination of the Arrangement Agreement” beginning on page 187, if the Arrangement has not been consummated.

Certain Effects of the Arrangement

The Arrangement is a “going private” transaction, which will result in all of Patheon’s outstanding Restricted Voting Shares being wholly-owned by the Purchaser and its subsidiaries. The Arrangement will have the following effects when it is completed:

Participation in Future Growth

After the completion of the Arrangement, Minority Shareholders other than members of Management receiving interests in JLL Holdco or the Purchaser as described below will cease to have ownership interests in Patheon or rights as Shareholders. As a result of the Arrangement, the Purchaser and its affiliates, as well as the members of Management receiving profits interests as described below, will be the sole beneficiaries of Patheon’s future earnings and growth, if any. Similarly, the Purchaser and its affiliates also will bear the risk of any losses generated by Patheon’s operations and any decrease in its value after the Arrangement.

After the completion of the Arrangement, the Purchaser’s interest in Patheon’s net book value and net income or loss will increase from approximately 0% to 100%. The following table shows what the JLL Parties’ interest and each Management Party’s interest in Patheon’s net book value and net earnings were as of October 31, 2013 and what those interests would have been had the Arrangement been completed as of that date. Each limited partner of the Purchaser will have an indirect interest in Patheon’s net book value and net earnings in proportion to such limited partner’s ownership interest in the Purchaser.

All amounts in US$ millions	Ownership Prior to the Arrangement(1)				Ownership After the Arrangement(2)
	Net Book Value				Net Book Value
Name		%	Earnings (Loss)%			%	Earnings (Loss)%
JLL Parties(3)	$69.2	55.7%	$(21.6)	55.7%	$63.0	51.0%	$(19.8)	51.0%
James Mullen	$2.0	1.6%	$(0.6)	1.6%	$0	0.0%	$0	0.0%
Michael Lytton	$0.3	0.3%	$(0.1)	0.3%	$0	0.0%	$0	0.0%
Stuart Grant	$0.0	0.0%	$0.0	0.0%	$0	0.0%	$0	0.0%

(1)	Based on beneficial ownership as of [—], excluding Company Options (whether or not exercisable) and DSUs, and the Company’s net book value at October 31, 2013, and net income (loss) for the fiscal year ended October 31, 2013.
(2)	To be based upon the agreed upon and anticipated equity interests held directly, or indirectly, in the Purchaser, Patheon’s net book value at October 31, 2013, and the Patheon’s net income for the fiscal year ended October 31, 2013, and without giving effect to any additional indebtedness to be incurred in connection with the Arrangement. Based on the book value of Patheon as of October 31, 2013, all equity held by the Management Parties will be out-of-the-money, and accordingly will not be entitled to any share of net book value or earnings or loss.
(3)	Reflects the JLL Parties’ collective interest, both prior to and following the consummation of the Arrangement.

Agreements of Certain Persons with JLL Holdco and the Purchaser

Equity Incentive Interests in JLL Holdco

JLL Holdco has agreed that, immediately following the Effective Time, it will issue to Mr. Mullen, and may issue to certain other members of Patheon senior management that will remain with the Company following the Effective Time, Class B Units in JLL Holdco. These equity interests will be issued pursuant to an equity incentive plan to be established by JLL Holdco. The Class B Units in JLL Holdco will be issued pursuant to the terms of the Amended and Restated Limited Partnership Agreement of JLL Holdco, which will be adopted by JLL Holdco in connection with the closing of the Arrangement. Patheon has been advised that the other partners of JLL Holdco will include an entity affiliated with JLL as general partner and JLL Fund VI, JLL Associates V (Patheon), L.P. (the general partner of JLL Fund V), JLL Partners Fund V (New Patheon), L.P., certain unaffiliated co-investors and the holders of Class B Units as limited partners.

Under the terms of the JLL Holdco Amended and Restated Limited Partnership Agreement, the Class B Units will not be entitled to distributions (other than tax distributions) until the Class A Units in JLL Holdco held by the other limited partners of JLL Holdco as of the closing have received an amount per Class A Unit that would result in such limited partners receiving an aggregate amount in respect of such Class A Units equal to their aggregate initial capital contributions plus a fixed additional amount per unit. After such amount has been distributed as a priority, the holders of Class B units will be entitled, under the Amended and Restated Limited Partnership Agreement of JLL Holdco, to all distributions from JLL Holdco until such time as such holders have received an amount per Class B Unit equal to the amount previously distributed per Class A Unit, (i.e., a “catch up”). The holders of Class B Units thereafter will participate in distributions by JLL Holdco with the holders of Class A Units on a pro rata basis, subject to possible dilution by future equity issuances by JLL Holdco. As a result of the foregoing distribution “waterfall” provision, the Class B Units will have no right to distributions, and thus no value, if distributions by and the equity value of the Purchaser, and in turn JLL Holdco, do not increase above the equity value at closing, or the distribution priority of the Class A Units is not otherwise satisfied.

The Class B Units to be issued to Mr. Mullen will represent an equity interest in JLL Holdco at closing of approximately 5.53%, and thus an indirect interest in the Purchaser of 2.82% as a result of JLL Holdco’s 51% interest in the Purchaser, subject to the above described distribution waterfall.

The Class B Units are not subject to vesting but are subject to repurchase at the lower value of fair market value or such Class B Unit’s pro rata share of the aggregate “catch up” described above in the event that a holder of Class B Units is terminated by the Purchaser or its subsidiaries following the closing of the Arrangement for “cause” as defined in such holder’s employment agreement, or in the event that such holder breaches the terms of any non-competition or non-solicitation covenant entered into by such holder with respect to the Purchaser or its subsidiaries following the closing of the Arrangement.

Equity Incentive Interests in the Purchaser

The Purchaser has agreed with Mr. Mullen to establish an equity incentive plan for members of Management and of the DPP Business who will become senior managers of the Purchaser, and possibly other senior managers of the Purchaser to be identified subsequently, upon the closing of the Arrangement. The Purchaser’s equity incentive plan will provide for the issuance of profits interests for U.S., federal income tax purposes and other types of equity incentive interests to employees of the Purchaser and its subsidiaries. Equity interests available under the Purchaser plan for senior executives will represent 10% of the fully diluted units in the Purchaser notwithstanding any future dilution of the Purchaser’s equity capital. Within this pool, (i) 5% will vest annually over four years with full acceleration upon a change of control, (ii) 2% will vest upon any change of control, or upon an initial public offering of the Purchaser followed by JLL and its affiliates selling below 20% of their aggregate ownership as of the closing, and (iii) 1% will vest upon realization by JLL of cash-on-cash returns from its aggregate investment in JLL Holdco of 2.0x, 2.5x and 3.0x, respectively.

The allocation of the interests in the Purchaser’s equity incentive plan has yet to be determined. However, Messrs. Mullen, Lytton and Grant are expected to be participants in the equity incentive plan and hold the largest interests therein. The allocations will be determined by the Purchaser in consultation with Mr. Mullen.

Directors of the Purchaser and other employees of the combined company who are not part of senior management of the Purchaser following the effectiveness of the Arrangement are not expected to be eligible to participate in the Purchaser equity incentive plan for senior managers. Additional incentive plans may be established by the Purchaser that will be available to such individuals.

Effect on the Market for Patheon’s Restricted Voting Shares

Following the consummation of the Arrangement, there will be no publicly traded Restricted Voting Shares.

Delisting of Patheon’s Restricted Voting Shares

Following the consummation of the Arrangement, Patheon will apply to delist the Restricted Voting Shares from the TSX.

Reporting Requirements Terminated

Following the consummation of the Arrangement, the registration of the Restricted Voting Shares under the Exchange Act will be terminated. Due to this termination, Patheon will no longer be required to file annual, quarterly and current reports with the SEC. Moreover, Patheon will no longer be subject to the requirement to furnish proxy statements in connection with meetings of shareholders pursuant to Section 14(a) of the Exchange Act and the related requirement under the Exchange Act to furnish an annual report to Shareholders. Similarly, Patheon will make an application to terminate its status as a reporting issuer under Canadian provincial and territorial securities laws, and will cease to file reports with Canadian securities regulatory authorities.

Dissent Shares

Each Dissent Share outstanding held by any of the Shareholders properly exercising Dissent Rights (“Dissenting Shareholders”) shall be deemed to be transferred to Canco (as assignee of the Purchaser under the Arrangement Agreement) (free and clear of any liens) without any further authorization, act or formality in consideration for the right to receive an amount determined and payable in accordance with Article 3 of the Plan of Arrangement, and the names of such Dissenting Shareholders shall be removed from the applicable registers of Shareholders, and Canco shall be recorded as the registered holder of such Dissent Shares so acquired and shall be deemed to be the legal and beneficial owner thereof.

Restricted Voting Shares

Each Restricted Voting Share outstanding (including any Restricted Voting Shares issued upon the due exercise of any Company Options prior to the Effective Time), other than Dissent Shares, held by any of the Patheon Public Shareholders (as defined below) shall be transferred to Canco (free and clear of any liens) in exchange for the aggregate Share Consideration, less amounts withheld and remitted in accordance with Section 4.4 of the Arrangement Agreement, which shall be paid from the funds deposited with the Depositary, and the names of the Patheon Public Shareholders (as defined below) shall be removed from the applicable registers of shareholders, and Canco shall be recorded as the registered holder of such Restricted Voting Shares so acquired and shall be deemed to be the legal and beneficial owner thereof.

Special Preferred Voting Shares

All of the Special Preferred Voting Shares, all of which are held by JLL LLC 1, shall be purchased for cancellation by the Company (free and clear of any liens) for an aggregate nominal payment in cash equal to US$15, and the Special Preferred Voting Shares shall thereupon be cancelled and JLL LLC 1 shall be removed from the applicable register of holders of Special Preferred Voting Shares. JLL LLC 1, as the sole holder of Special Preferred Voting Shares, has executed a written sole shareholder resolution approving the Arrangement.

Company Options

Each Company Option outstanding immediately prior to the Effective Time that has an exercise price per Restricted Voting Share that is less than US$9.32 shall be deemed to be vested and shall be acquired for cancellation by the Company (free and clear of any liens) in exchange for a cash payment from the Company per Restricted Voting Share equal to the amount by which US$9.32 (subject to the exchange rate between Canadian and American dollars as of the Effective Time) exceeds the exercise price thereof (the “Option Consideration”), determined pursuant to the Arrangement Agreement, and the holder of such Company Option shall thereafter only have the right to receive the Option Consideration, less amounts withheld and remitted.

Each Company Option that has an exercise price that is equal to or greater than US$9.32 per Restricted Voting Share shall be cancelled without consideration.

The Patheon stock option plan (and any previous amendments and restatements of such plan) and all Company Options thereunder, and any related agreements, shall be terminated and neither the Purchaser nor the Company, nor any other person, shall have any liabilities or obligations with respect thereto, except for the payment of the Option Consideration.

DSUs

Each DSU outstanding immediately prior to the Effective Time shall be deemed to be vested and shall be cancelled and satisfied in full in exchange for a cash payment from the Company equal to US$9.32 (the “DSU Consideration”), less amounts withheld and remitted, such payment to be made by the Company at the time and in accordance with the terms of the DSU Plan.

The DSU Plan and any agreements related thereto shall be terminated and neither the Purchaser nor the Company, nor any other Person, shall have any liabilities or obligations with respect thereto, except for the payment of the DSU Consideration.

Plans for Patheon after the Arrangement

After the consummation of the Arrangement, the Purchaser anticipates that the operations of Patheon will be combined with that of the DPP Business and run as a single business. Patheon intends to apply to the TSX to have its Restricted Voting Shares delisted. Subsequently, the registration of the Restricted Voting Shares and Patheon’s reporting obligations under the Exchange Act with respect to the Restricted Voting Shares will be terminated upon application to the SEC. Similarly, Patheon will make an application to cease to be a reporting issuer (or equivalent) in each of the provinces and territories of Canada following the implementation of which, Patheon will cease to have public reporting obligations under securities laws.

The Purchaser has advised Patheon that, other than as described in this Proxy Statement and the Annexes hereto, it does not have any current intentions, plans or proposals to cause us to engage in any of the following:

•	an extraordinary corporate transaction following consummation of the Arrangement involving Patheon’s corporate structure, business or management, such as a merger, reorganization or liquidation;

•	the relocation of any material operations or sale or transfer of a material amount of assets; or

•	any other material changes in its business.

We expect, however, that both before and following consummation of the Arrangement, the general partner of the Purchaser will continue to assess the Combined Patheon/DPP Business to determine what changes, if any, would be desirable following the Arrangement to enhance the combined business and operations of Patheon and the DPP Business and may cause Patheon to engage in the types of transactions set forth above if the management and/or the general partner of the Purchaser decides that such transactions are in the best interest of the Purchaser based upon such assessment. The Purchaser expressly reserves the right to make any changes it deems appropriate in light of such evaluation and review or in light of future developments.

Pursuant to the Plan of Arrangement, the resignations of all the directors of Patheon will become effective upon consummation of the Arrangement and the following persons, each of whom has consented to act in such capacity, will be appointed as directors of Patheon: [—], [—] and [—].

JLL/DSM Pre-Closing Reorganization

In connection with the respective transactions contemplated by the Arrangement Agreement and the Contribution Agreement, JLL Limited has caused the formation of and is the general partner of JLL Associates VI (Patheon), L.P., an exempted limited partnership organized under the laws of the Cayman Islands, which in turn has caused the formation of and is the general partner of JLL Partners Fund VI (Patheon), L.P., an exempted limited partnership organized under the laws of the Cayman Islands. JLL Partners Fund VI (Patheon), L.P. has caused the formation of JLL Holdco in order for JLL Holdco to acquire, own and dispose of the limited partnership interests of Purchaser.

As part of the Plan of Arrangement, JLL Associates V (Patheon), L.P. (the general partner of JLL Fund V, which is the indirect holder of 55.7% of the issued and outstanding Restricted Voting Shares as of the date of this Proxy Statement) will contribute the entire general partnership interest in JLL Fund V to JLL Holdco in exchange for the general partnership interest in JLL Holdco and cash. JLL Holdco will immediately contribute the general partnership interest in JLL Fund V to the Purchaser in accordance with the terms and conditions of the Contribution Agreement. Subsequently, as part of the Arrangement, the Purchaser (or one or more designated wholly owned subsidiaries of the Purchaser) will purchase all of the limited partnership interests in JLL Fund V from the limited partners of JLL Fund V for an aggregate payment in cash equal to the product of the Share Consideration and the number of Restricted Voting Shares held directly or indirectly by JLL Fund V at such time, less the value of the general partnership interest in JLL Fund V contributed to JLL Holdco and subject to the terms of the JLL Fund V limited partnership agreement. Following these contributions and purchases and the consummation of the Arrangement, the Purchaser will own, directly or indirectly, all of the issued and outstanding Restricted Voting Shares of Patheon.

As described above, DSM and JLL Holdco have formed the Purchaser in order to acquire, own, operate, conduct and dispose of, directly or indirectly, certain pharmaceutical development and commercial manufacturing services and related businesses in the pharmaceutical industry including consummating the respective transactions contemplated by the Arrangement Agreement and the Contribution Agreement, and to receive distributions, interests and other types of income from such activities. In addition to forming the Purchaser, DSM and JLL Holdco have established JLL/Delta Patheon GP, Ltd., an exempted company incorporated in the Cayman Islands with limited liability (the “Purchaser GP”), in order to serve as the general partner of the Purchaser. The Purchaser may only act at the direction of the Purchaser GP which in turn may only act at the direction of its board of directors.

Concurrently with execution of the Contribution Agreement, JLL Holdco, DSM and the Purchaser GP entered into an Interim Shareholders’ Agreement, dated November 18, 2013, which specifies the respective rights of JLL Holdco and DSM with respect to the governance and operation of the Purchaser prior to the consummation of the Arrangement Agreement and the Contribution Agreement (the “Interim Period”). During the Interim Period, the board of directors of the Purchaser GP will consist of two directors, one of which is Mr. Lagarde (the “JLL Director) and the other of which is Hugh Welsh (the “DSM Director”). The JLL Director or the DSM Director, as applicable, will recuse himself and not participate in the determination of any matter in which he has a conflict of interest. The JLL Director is permitted to lead the

Purchaser with respect to obtaining the financing on behalf of the Purchaser in accordance with the Debt Commitments and with respect to negotiating equity and non-equity compensation and employment arrangements with senior management of Patheon during the Interim Period; provided, however, that all agreements of the Purchaser with respect to the financing and management arrangements, and all waivers, conditions or amendments of the Arrangement Agreement, must be approved by both directors of the Purchaser GP.

During the Interim Period, each of JLL Holdco and DSM will be solely responsible for their own expenses in connection with the negotiation, preparation, execution and compliance with the Contribution Agreement and the transactions contemplated thereby. JLL Holdco and DSM will be responsible for any documented out-of-pocket third-party expenses of the Purchaser, in connection with the consummation of the transactions contemplated by the Contribution Agreement and the Arrangement Agreement (excluding legal, tax and accounting fees), allocated fifty-one percent (51%) to JLL Holdco and forty-nine percent (49%) to DSM, provided that such expenses will be reimbursed by Purchaser following the closing of such transactions in accordance with the Contribution Agreement.

In the event that all or any portion of any Purchaser Fee is required to be paid by the Purchaser or either JLL Holdco or DSM to Patheon pursuant to the Arrangement Agreement, such fee will be allocated fifty-one percent (51%) to JLL Holdco and forty-nine percent (49%) to DSM, subject to certain exceptions set out in the Interim Shareholders’ Agreement.

Upon the effectiveness of the Arrangement and the transactions contemplated by the Contribution Agreement, JLL Holdco, DSM and the Purchaser GP will enter into an amended and restated Shareholders’ Agreement which will control the governance and operation of the Purchaser following such time.

Interests of Our Directors and Executive Officers in the Arrangement

In considering the recommendation of the Board with respect to the Arrangement Agreement, holders of Restricted Voting Shares should be aware that our executive officers and directors have interests in the Arrangement that may be different from, or in addition to, those of our Shareholders generally. These interests may create potential conflicts of interest. The Board was aware that these interests existed when it approved the Arrangement Agreement. The material interests are summarized below.

Indemnification of Officers and Directors

The Company has agreed to purchase customary “tail” policies of directors’ and officers’ liability insurance providing protection no less favourable in the aggregate than the protection provided by the policies maintained by the Company which are in effect immediately prior to the Effective Date and providing protection in respect of claims arising from facts or events which occurred on or prior to the Effective Date and the Purchaser will, or will cause the Company to, maintain such tail policies in effect without any reduction in scope or coverage for six years from the Effective Date, except that Purchaser will not be required to pay any amounts in respect to such coverage prior to the Effective Time and that the costs of such policies shall not exceed 300% of the Company’s annual aggregate premium for policies maintained by the Company as of November 19, 2013.

The Purchaser has agreed to honour all rights to indemnification or exculpation existing at the time of the Arrangement Agreement in favour of present and former company employees and directors of Patheon, and has acknowledged that such rights will survive the completion of the Plan of Arrangement and continue in full force and effect in accordance with their terms.

Executive Officers

Employment Agreements

Each of James C. Mullen, Stuart Grant, Michael J. Lehmann, Michael E. Lytton, Aqeel A. Fatmi and Harry R. Gill, III is a party to an employment agreement with us, which requires us to make certain payments and/or provide certain benefits to such executive officers in the event of a qualifying termination of his employment. The following summarizes the potential payments to each executive officer under his current employment agreement, assuming the closing of the Arrangement and the subsequent termination of such executive officer occurs. However, the Purchaser and Mr. Mullen have agreed to negotiate in good faith an amendment to his employment agreement prior to the consummation of the Arrangement and it is contemplated that our other executive officers may be afforded the same opportunity by the Purchaser prior to the consummation of the Arrangement. Accordingly, if such amendments are entered into and the Arrangement is consummated and any such executive officer is terminated following the consummation of the Arrangement, the payments, if any, to which such executive officer is entitled will be determined in accordance with the terms of his employment agreement as so amended. The terms of such amendments have not, however, been determined as of the date of this Proxy Statement.

James C. Mullen

Mr. Mullen’s employment agreement provides that if Patheon terminates his employment without cause, or if he terminates his employment for good reason (as defined on page 124 below), Patheon is required to pay him severance equal to two years of his then current base salary, payable in 24 equal monthly installments. In addition, with respect to the initial grant to Mr. Mullen of 5,000,000 Company Options, if Patheon terminates his employment without cause, for incapacity or for death, or if he terminates his employment for good reason, a pro-rata portion of such Company Options in which he would have become vested on the following anniversary of the effective date of his agreement will become immediately vested and exercisable on the date of his termination. If Mr. Mullen is terminated under circumstances entitling him to accelerated vesting of his Company Options, he will be permitted to exercise his vested Company Options within three months after the date of such termination. Mr. Mullen’s right to such benefits is contingent upon his continued compliance with the confidentiality, non-disparagement, non-solicitation and non-competition provisions of his employment agreement.

Stuart Grant

Mr. Grant’s employment agreement provides that if Patheon terminates his employment without cause, or if he terminates his employment for good reason, Patheon is required to pay him severance equal to his annual base salary, plus an amount determined by the Compensation and Human Resources Committee of the Board (“CHR Committee”) in its sole discretion to reflect the annual incentive Mr. Grant would have otherwise earned during the year in which the termination occurs, in twelve (12) equal monthly payments.

Michael J. Lehmann

Mr. Lehmann’s employment agreement provides that if Patheon terminates his employment other than for cause or if he terminates his employment for good reason, Patheon is required to pay him severance equal to his annual base salary in twelve (12) equal monthly payments.

Michael E. Lytton

Mr. Lytton’s employment agreement, as amended, provides that if Patheon terminates his employment other than for cause or if he terminates his employment for good reason, Patheon is required to pay him severance equal to his annual base salary, plus any performance bonus for periods of service completed prior to the date of termination, in twelve (12) equal monthly payments.

Aqeel A. Fatmi

Mr. Fatmi’s employment agreement provides that if Patheon terminates his employment other than for cause or if he terminates his employment for good reason, Patheon is required to pay him severance equal to his annual base salary in twelve (12) equal monthly payments.

Harry R. Gill, III

Mr. Gill’s employment agreement provides that if Patheon terminates his employment without cause, or if he terminates his employment for good reason, Patheon is required to pay him severance equal to his annual base salary, plus an amount determined by the CHR Committee in its sole discretion to reflect the annual incentive Mr. Gill would have otherwise earned during the year in which the termination occurs in twelve (12) equal monthly payments.

Equity Awards

The following table sets out the names of the executive officers of the Company and one former executive officer of the Company, along with the number of Restricted Voting Shares and Company Options beneficially owned by, or for which control or direction is exercised by, such executive officers and that are known after reasonable enquiry to be owned, or over which control or direction is exercised, by their associates or affiliates:

Name	Position	Restricted Voting Shares	Percentage of the Outstanding Restricted Voting Shares	Options(1)		Percentage of Outstanding Options	Options Currently Exercisable (Vested)
James C. Mullen	Chief Executive Officer	2,312,085	1.64%	4,000,000	(2)	36.33%	1,000,000

Stuart Grant	Executive Vice President, Chief Financial Officer	0	0%	550,000		5.00%	85,000

Geoffrey M. Glass	President, Product and Technology Commercialization	0	0%	542,000		4.92%	272,200

Michael J. Lehmann	President, Global Pharmaceutical Development Services	0	0%	350,000		3.18%	0

Aqeel A. Fatmi	Executive Vice President, Global Research & Development and Chief Scientific Officer	0	0%	90,000		0.82%	0

Paul M. Garofolo	Executive Vice President, Global PDS Operations	0	0%	497,000		4.51%	258,200

Michael E. Lytton	Executive Vice President, Corporate Development and Strategy and General Counsel	379,030	0.27%	415,000		3.77%	0

Harry R. Gill, III	Senior Vice President, Quality and Continuous Improvement	0	0%	330,000		3.00%	50,000

Rebecca Holland New	Chief Human Resources Officer, Senior Vice President and Corporate Communications	0	0%	444,250		4.04%	100,000

Antonella Mancuso(3)	Former Executive	22,800	0.02%	0		0%	0%

Notes:

(1)	At the Effective Time, all Company Options shall have fully vested, and shall entitle the holder thereof to the difference between the exercise price and US$9.32 for each Company Option.
(2)	Mr. Mullen has entered into an Option Waiver and Termination Agreement pursuant to which he has agreed to waive his rights to the acceleration described in note (1) above and to voluntarily terminate and cancel all 4,000,000 of his outstanding Company Options immediately prior to, but subject to the occurrence of, the Effective Time.
(3)	Ms. Mancuso’s employment with Patheon ceased effective July 10, 2013. The number of Restricted Voting Shares is based solely on the Form 4 filed with the SEC by Ms. Mancuso on July 3, 2013.

Directors

The directors (other than directors who are also executive officers) hold, in the aggregate, 11,908,529 Restricted Voting Shares, representing approximately 8.45% of the Restricted Voting Shares outstanding on January 6, 2014. The directors (other than directors who are also executive officers) also hold, in the aggregate, 10,000 Company Options all of which have an exercise price per share greater than US$9.32, representing approximately 0.09% of the Company Options outstanding on January 6, 2014. All of the Restricted Voting Shares and Company Options held by the directors will be treated in the same fashion under the Arrangement as Restricted Voting Shares and Company Options that have an exercise price per Restricted Voting Share greater than US$9.32 held by every other Shareholder and holder, respectively. For a discussion of the Share Consideration to be received for Restricted Voting Shares and/or Company Options under the Arrangement, see “The Arrangement – Principal Steps of the Arrangement” beginning on page 153 below.

Three of Patheon’s nine directors (being Messrs. Lagarde, Levy and O’Leary) are nominees of JLL LLC 1. In addition, Messrs. Lagarde, Levy and Agroskin are all Managing Directors of, and Mr. O’Leary is a Vice President of, JLL. For a discussion of the arrangements involving JLL, see “Interests of Informed Persons in Material Transactions Other than the Arrangement” beginning on page 208 below.

Consistent with standard practice in similar transactions, in order to ensure that the directors do not lose or forfeit their protection under liability insurance policies maintained by Patheon, the Arrangement Agreement provides for the maintenance of such protection for six years. See “Special Factors – Interests of Our Directors and Executive Officers in the Arrangement – Indemnification of Officers and Directors” beginning on page 85 above.

The following table sets out the number of Restricted Voting Shares, Company Options and DSUs beneficially owned by, or for which control or direction is exercised by, the directors and that are known after reasonable enquiry to be owned, or over which control or direction is exercised, by their associates or affiliates:

Name	Restricted Voting Shares		Percentage of Outstanding Restricted Voting Shares	Company Options(1)		Percentage of Outstanding Company Options	Company Options Currently Exercisable (Vested)	Number of DSUs held(2)
James C. Mullen	2,312,085		1.64%	4,000,000	(6)	36.33%	1,000,000	—
Brian G. Shaw	110,939		0.08%	—		0%	—	92,673.50
David E. Sutin	56,454	(3)	0.04%	—		0%	—	70,618.30
Joaquin B. Viso	11,689,698	(4)	8.29%	—		0%	—	116,132.12
Daniel Agroskin(8)	—		0%	—		0%	—	—
Derek J. Watchorn	51,438	(5)	0.04%	10,000	(7)	0.09%	10,000	174,034.60
Michel Lagarde(8)	—		0%	—		0%	—	—
Paul S. Levy(8)	—		0%	—		0%	—	—
Nicholas O’Leary	—		0%	—		0%	—	—

Notes:

(1)	At the Effective Time, all Company Options shall have fully vested, and the holder thereof shall be entitled to the positive difference, if any, between the exercise price and US$9.32 for each Company Option.
(2)	Pursuant to the Plan of Arrangement, at the Effective Time, each DSU entitles the holder thereof to a payment of US$9.32 per DSU. Mr. Shaw holds 20.8%, Mr. Sutin holds 15.4%, Mr. Viso holds 25.9% and Mr. Watchorn holds 37.9% of the outstanding DSUs, respectively.
(3)	These Restricted Voting Shares are beneficially owned by Mr. Sutin and are in the registered name of 1376124 Ontario Ltd.
(4)	These Restricted Voting Shares are jointly owned by Mr. Viso’s wife, Olga Lizardi.
(5)	Of this amount, DJW Investment Holdings Ltd. is the registered holder of 21,054 Restricted Voting Shares.
(6)	Mr. Mullen has entered into an Option Waiver and Termination Agreement pursuant to which he has agreed to waive his rights to the acceleration described in note (1) above and to voluntarily terminate and cancel all 4,000,000 of his outstanding Company Options immediately prior to, but subject to the occurrence of, the Effective Time.

(7)	5,000 of Mr. Watchorn’s Company Options have an exercise price in excess of US$9.32 per Restricted Voting Share and accordingly will be cancelled for no consideration at the Effective Time pursuant to the Plan of Arrangement.
(8)	Does not include Restricted Voting Shares indirectly held by JLL Fund V. Messrs. Agroskin, Lagarde and Levy are Managing Directors of an affiliate of JLL Fund V. Mr. O’Leary is a Vice President of an affiliate of JLL Fund V.

The following tables describe the amounts to be received by our directors and executive officers in connection with the Arrangement.

Officers

Name	Position	Restricted Voting Shares	Percentage of the Outstanding Restricted Voting Shares	Total Share Consideration	Options(1)	Weighted Average Exercise Price(2)	Total Option Consideration		Percentage of Outstanding Options	Options Currently Exercisable (Vested)	Total Consideration
James C. Mullen	Chief Executive Officer	2,312,085	1.64%	$21,548,632.20	4,000,000	$2.512	$0	(3)	36.22%	1,000,000	$21,548,632.20

Stuart Grant	Executive Vice President, Chief Financial Officer	0	0%	0	550,000	$1.817	$4,126,479.39		5.00%	85,000	$4,126,479.39

Geoffrey M. Glass	President, Product and Technology Commercialization	0	0%	0	542,000	$2.340	$3,782,935.69		4.92%	272,200	$3,782,935.69

Michael J. Lehmann	President, Global Pharmaceutical Development Services	0	0%	0	350,000	$3.498	$2,037,647.17		3.18%	0	$2,037,647.17

Aqeel A. Fatmi	Executive Vice President, Global Research & Development and Chief Scientific Officer	0	0%	0	90,000	$3.164	$554,044.49		0.82%	0	$554,044.49

Paul M. Garofolo	Executive Vice President, Global PDS Operations	0	0%	0	497,000	$2.556	$3,361,857.83		4.51%	258,200	$3,361,857.83

Michael E. Lytton	Executive Vice President, Corporate Development and Strategy and General Counsel	379,030	0.27%	$3,532,559.60	415,000	$1.988	$3,042,919.85		3.77%	0	$6,575,479.45

Harry R. Gill, III	Senior Vice President, Quality and Continuous Improvement	0	0%	0	330,000	$2.897	$2,119,703.55		3.00%	50,000	$2,119,703.55

Rebecca Holland New	Chief Human Resources Officer, Senior Vice President and Corporate Communications	0	0%	0	444,250	$1.690	$3,389,487.18		4.04%	100,000	$3,389,487.18

Antonella Mancuso(4)	Former Executive	22,800	0.02%	$212,496.00	0	0	0		0%	0%	$212,496.00

Notes:

(1)	At the Effective Time, all Company Options shall have fully vested, and shall entitle the holder thereof to a cash payment equal to the amount by which US$9.32 exceeds the exercise price thereof for each Company Option, less any applicable withholding.
(2)	Exercise prices and Option Consideration expressed above have been converted from CDN$ to US$ based on the exchange rate on November 18, 2013. Under Section 2.3 of the Plan of Arrangement, the exchange rate for determining the actual Option Consideration will be set based on the exchange rate at noon on the day before the Effective Date, and accordingly actual exercise price and Option Consideration data will be determined after the date of this Proxy Statement.
(3)	Mr. Mullen has entered into an Option Waiver and Termination Agreement pursuant to which he has agreed to waive his rights to the acceleration described in note (1) above and to voluntarily terminate and cancel all 4,000,000 of his outstanding Company Options immediately prior to, but subject to the occurrence of, the Effective Time.

(4)	Ms. Mancuso’s employment with Patheon ceased effective July 10, 2013. The number of Restricted Voting Shares is based solely on the Form 4 filed with the SEC by Ms. Mancuso on July 3, 2013.

Directors

Name	Restricted Voting Shares		Percentage of Outstanding Restricted Voting Shares	Total Share Consideration (US$)	Company Options(1)		Weighted Average Exercise Price (US$)(2)		Total Option Conside ration		Percentage of Outstanding Company Options	Company Options Currently Exerci sable (Vested)	Number of DSUs held(3)	Total DSU Consideration (US$)	Total Consideration (US$)
James C. Mullen	2,312,085		1.64%	$21,548,632.20	4,000,000		$2.512		—	(4)	36.22%	1,000,000	—	—	$21,548,632.20

Brian G. Shaw	110,939		0.08%	$1,033,951.48	—		—		—		0%	—	92,673.50	$863,717.02	$1,897,668.50

David E. Sutin	56,454	(5)	0.04%	$526,151.28	—		—		—		0%	—	70,618.30	$658,162.56	$1,184,313.84

Joaquin B. Viso	11,689,698	(6)	8.29%	$108,947,985.36	—				—		0%	—	116,132.12	$1,082,351.36	$110,030,336.72

Daniel Agroskin(9)	—		0%	—	—		—		—		0%	—	—	—	—

Derek J. Watchorn	51,438	(7)	0.04%	$479,402.16	10,000	(8)	$9.04	(8)	$1,393.86		0.09%	10,000	174,034.60	$1,622,002.47	$2,102,798.50

Michel Lagarde(9)	—		0%	—	—		—		—		0%	—	—	—	—

Paul S. Levy(9)	—		0%	—	—		—		—		0%	—	—	—	—

Nicholas O’Leary	—		0%	—	—		—		—		0%	—	—	—	—

Notes:

(1)	At the Effective Time, all Company Options shall have fully vested, and the holder thereof shall be entitled to a cash payment equal to the amount by which US$9.32 exceeds the exercise price thereof for each Company Option, less any applicable withholding.
(2)	Exercise prices and Option Consideration expressed above have been converted from CDN$ to US$ based on the exchange rate on November 18, 2013. Under Section 2.3 of the Plan of Arrangement, the exchange rate for determining the actual Option Consideration will be set based on the exchange rate at noon on the day before the Effective Date, and accordingly actual exercise price and Option Consideration data will be determined after the date of this Proxy Statement.
(3)	Pursuant to the Plan of Arrangement, at the Effective Time, each DSU entitles the holder thereof to a payment of US$9.32 per DSU. Mr. Shaw holds 20.8%, Mr. Sutin holds 15.4%, Mr. Viso holds 25.9% and Mr. Watchorn holds 37.9% of the outstanding DSUs, respectively.
(4)	Mr. Mullen has entered into an Option Waiver and Termination Agreement pursuant to which he has agreed to waive his rights to the acceleration described in note (1) above and to voluntarily terminate and cancel all 4,000,000 of his outstanding Company Options immediately prior to, but subject to the occurrence of, the Effective Time.
(5)	These Restricted Voting Shares are beneficially owned by Mr. Sutin and are in the registered name of 1376124 Ontario Ltd.
(6)	These Restricted Voting Shares are jointly owned by Mr. Viso’s wife, Olga Lizardi.
(7)	Of this amount, DJW Investment Holdings Ltd. is the registered holder of 21,054 Restricted Voting Shares.
(8)	5,000 of Mr. Watchorn’s Company Options have an exercise price in excess of US$9.32 per Restricted Voting Share and accordingly will be cancelled for no consideration at the Effective Time pursuant to the Plan of Arrangement. Weighted Average Exercise Price for Mr. Watchorn’s Company Options includes only those Company Options with an exercise price below US$9.32.
(9)	Does not include Restricted Voting Shares indirectly held by JLL Fund V. Messrs. Agroskin, Lagarde and Levy are Managing Directors of an affiliate of JLL Fund V. Mr. O’Leary is a Vice President of an affiliate of JLL Fund V.

Golden Parachute Compensation

The information set forth in the table below is intended to comply with Item 402(t) of Regulation S-K, which requires disclosure of information about certain compensation for each of Patheon’s named executive officers that is based on or otherwise relates to the Arrangement. Please note that the amounts indicated below are estimates based on multiple assumptions that may or may not actually occur or be accurate on the relevant date, including assumptions described below, and do not reflect certain compensation actions that may occur before the completion of the Arrangement. For purposes of calculating the amounts set forth below, we have assumed that the Arrangement closes on January 6, 2014 and a termination of the named executive officer’s employment without “cause” or as a result of the executive’s resignation for good reason occurs immediately after the consummation of the Arrangement on January 6, 2014. As required by Item 402(t) of Regulation S-K, relevant amounts set forth below have been calculated based on a per Restricted Voting Share price of US$9.32, the price per share payable in accordance with the Arrangement Agreement. In addition, a portion of the equity amounts shown in the Equity column below may become vested in the ordinary course prior to the actual date that the Arrangement is completed.

The specified compensation that may become payable to the named executive officers of the Company in connection with the Arrangement shown in the table below is what Shareholders are being asked to approve pursuant to the Patheon Advisory (Non-Binding) Resolution on Specified Compensation on an advisory (non-binding) basis. Because the vote to approve the Patheon Advisory (Non-Binding) Resolution on Specified Compensation is advisory in nature only, it will not be binding on either Patheon, the Board or the Purchaser. Because Patheon is contractually obligated to pay such executive compensation, the compensation will be payable, subject only to the conditions applicable thereto, if the Arrangement Resolution is approved and adopted and regardless of the outcome of the advisory vote.

Name(1)	Cash (US$)(1)	Equity (US$)(2)	Pension/ NQDC (US$)	Perquisites/ Benefits (US$)	Tax Reimbursement (US$)	Other (US$)	Total (US$)
James C. Mullen	$1,800,000	$0	—	—	—	—	$1,800,000
Stuart Grant	$623,500	$3,485,046	—	—	—	—	$4,108,546
Michael Lehmann	$390,000	$2,037,647	—	—	—	—	$2,427,647
Michael E. Lytton	$600,000	$3,042,920	—	—	—	—	$3,642,920
Aqeel Fatmi	$345,000	$554,044	—	—	—	—	$899,044
Harry R. Gill, III	$421,200	$2,119,704	—	—	—	—	$2,431,704

Notes:

(1)	The cash payments payable to Mr. Mullen consist of payments in an amount equal to 24 months of Mr. Mullen’s current annual base salary, payable in 24 equal monthly installments. The cash payments payable to Messrs. Grant, Lytton and Gill consist of payments in an amount equal to (x) 12 months of the executive’s annual base salary and (y) the bonus the executive would have been entitled to receive for the year of termination (as determined by the CHR Committee, in the case of Messrs. Grant and Lytton, and the Company’s President North American Operations, in the case of Mr. Gill), calculated for purposes of this table at the executive’s target bonus level, pursuant to each executive’s existing employment agreement with Patheon, payable in 12 equal monthly installments. The cash payments payable to Messrs. Lehmann and Fatmi consist of payments in an amount equal to 12 months of annual base salary under their respective existing employment agreements with Patheon, payable in 12 equal monthly installments. All such payments are “double-trigger” arrangements. See “Special Factors – Interests of Our Directors and Executive Officers in the Arrangement – Executive Officers – Employment Agreements” beginning on page 86 below for more information regarding the terms and conditions of the executive’s existing employment agreements with Patheon.
(2)	As described above, each named executive officer’s unvested Company Options as of January 6, 2014, will immediately and automatically vest and become exercisable in connection with the Arrangement on a “single trigger” basis. The amounts shown in the table above represent the excess of US$9.32 over the applicable exercise price of such Company Options. Company Options granted with an exercise price expressed in CDN$ have been converted to US$ based on the exchange rate on November 18, 2013 of CDN$1.043:US$1.00. As explained in “The Arrangement – Principal Steps of the Arrangement” beginning on page 153 below, Mr. Mullen has agreed to terminate and cancel all of his Company Options in connection with the Arrangement. The value of such terminated Company Options has not been included in the amounts shown in the table above. In addition, as explained in “The Arrangement – Principal Steps of the Arrangement” it is anticipated that Mr. Mullen and other named executive officers of Patheon will receive grants of equity incentive interests in each of JLL Holdco and the Purchaser on terms described in such section.

Option Waiver and Termination Agreements

In connection with the Arrangement, on November 18, 2013, James Mullen, Patheon’s CEO, entered into an Option Waiver and Termination Agreement with Patheon to facilitate the Arrangement. Pursuant to the Option and Waiver Termination Agreement, Mr. Mullen has agreed to voluntarily terminate and cancel 4,000,000 Company Options, immediately prior but subject to the consummation of the Arrangement. Each of Mr. Mullen’s Company Options has an exercise price of CDN$2.62 per share. Based on the US$ to CDN$ exchange rate on November 18, 2013, the value of the Share Consideration in CDN$ is CDN$9.72 per Restricted Voting Share. As a result, the Company Options that Mr. Mullen has agreed to terminate upon and subject to the consummation of the Arrangement each has an in-the-money, pre-tax value of CDN$7.10 per Restricted Voting Share, representing an aggregate in-the-money, pre-tax value of

CDN$28,400,000 (approximately US$27,050,000 based on the exchange rate of November 18, 2013, the last business day prior to the announcement of the Arrangement Agreement, of US$1.043 per CDN$1.00).

It is anticipated that other senior executives of Patheon may be provided an opportunity to terminate and cancel vested, in-the-money Company Options prior to the Effective Time under similar agreements. Termination of Company Options results in a reduction in the funds that would otherwise be required by the Purchaser (including funds of Patheon) to acquire the outstanding equity of Patheon if such Company Options were to be converted for cash like other outstanding Company Options.

Equity Arrangements with the Purchaser and JLL Holdco

JLL Holdco has agreed, and the Purchaser expects, to grant certain equity interests to James Mullen in connection with the closing of the Arrangement. The equity interests in the Purchaser will also be granted to additional members of Management, including the named executive officers, but the allocation of such interests has not yet been determined. The equity interests in JLL Holdco are expected to be made available to certain members of Management to the extent that they enter into option waiver and termination agreements on identical terms to the agreement entered into by Mr. Mullen.

Employment Arrangements

It is anticipated that Messrs. Mullen, Lytton and Grant and other senior executives of Patheon will enter into amendments of their existing employment agreements in connection with their assumption of executive positions with the Purchaser. The Purchaser has agreed with Mr. Mullen that he will be appointed the Chief Executive Officer of the Purchaser following the Effective Time. The terms of such new agreements have not been determined as of the date of this Proxy Statement.

PATHEON ADVISORY (NON-BINDING) RESOLUTION ON SPECIFIED COMPENSATION

Section 14A of the Exchange Act, which was enacted as part of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, requires that we provide our Shareholders with the opportunity to vote to approve, on an advisory non-binding basis, the “golden parachute” compensation arrangements for our named executive officers, as disclosed in the section of this Proxy Statement entitled “Special Factors – Golden Parachute Compensation” beginning on page 91 of this Proxy Statement.

We are asking our Shareholders to indicate their approval of the various change in control payments which our named executive officers will or may be eligible to receive in connection with the Arrangement. These payments are set forth in the table included in the section of this Proxy Statement entitled “Special Factors – Golden Parachute Compensation” beginning on page 91, including the associated narrative discussion and accompanying footnotes.

Accordingly, we are asking Shareholders to consider, and if determined advisable, to approve the following Patheon Advisory (Non-Binding) Resolution on Specified Compensation:

BE IT RESOLVED THAT:

On an advisory and non-binding basis, and not to diminish the role and responsibilities of the board of directors of Patheon Inc. (the “Company”), the specified compensation that may become payable to the named executive officers of the Company in connection with the plan of arrangement under Section 192 of the Canada Business Corporations Act involving the Company pursuant to the arrangement agreement between the Company and JLL/Delta Patheon Holdings, L.P. dated November 18, 2013 (as may be amended, modified, restated, novated or supplemented from time to time in accordance with its terms), as disclosed in the section of the proxy statement and management information circular of the Company dated —, 2014 accompanying the notice of this meeting entitled “Special Factors – Golden Parachute Compensation” including the associated narrative discussion, and the agreements or understandings pursuant to which such compensation may be paid or become payable, are hereby approved.”

The vote on this Patheon Advisory (Non-Binding) Resolution on Specified Compensation is a vote separate and apart from the vote on the Arrangement Resolution to approve the Arrangement. Accordingly, you may vote “FOR” the Arrangement Resolution and vote “AGAINST” or “ABSTAIN” in respect of the Patheon Advisory (Non-Binding) Resolution on Specified Compensation (and vice versa).

Adoption of this resolution will require that it be passed by the affirmative vote of a majority of the votes cast by Shareholders present in person or represented by proxy at the Meeting, however, because your vote is advisory, it will not be binding upon Patheon or the Board. Further, the underlying plans and arrangements are contractual in nature and not, by their terms, subject to shareholder approval. Accordingly, regardless of the outcome of the advisory vote, if the Arrangement is consummated, our named executive officers will be eligible to receive the various change in control payments in accordance with the terms and conditions applicable to those payments and any future amendments thereto.

Our Board believes that the compensation arrangements of our named executive officers, including the various change in control payments which our named executive officers may be eligible to receive in connection with the Arrangement, as described in this Proxy Statement, are appropriate and unanimously recommends (with Mr. Mullen abstaining) that Shareholders vote “FOR” the Patheon Advisory (Non-Binding) Resolution on Specified Compensation.

DIRECTORS

Directors

Our directors, their ages and their principal occupations are as follows:

Name	Age	Occupation
Daniel Agroskin	37	Managing Director – JLL Partners
Michel Lagarde	39	Managing Director – JLL Partners
Paul S. Levy	66	Managing Director – JLL Partners
James C. Mullen	55	Chief Executive Officer, Patheon Inc.
Nicholas O’Leary	30	Vice President – JLL Partners
Brian G. Shaw	60	Corporate Advisor and Private Investor
David E. Sutin	61	Independent Financial Advisor and Investor
Joaquin B. Viso	71	Private Investor
Derek J. Watchorn	71	Senior Corporate Consultant and Advisor

Daniel Agroskin, age 37, joined our Board in December 2009. Mr. Agroskin currently serves on our CHR Committee and Corporate Governance Committee. Since January 2012, Mr. Agroskin has been a Managing Director of JLL, which he joined in July 2005 as a Vice President and for which he served as a Principal from July 2007 through December 2011. Prior to joining JLL, Mr. Agroskin worked at JP Morgan Partners, a private equity investment firm, and in Merrill Lynch’s Mergers and Acquisitions Group. Mr. Agroskin is also a director on the boards of PGT, Inc., Builders FirstSource, Inc., American Dental Partners, Inc., BioClinica, Inc. and Medical Card System, Inc. Mr. Agroskin was previously a director on the board of PharmaNet Development Group, Inc. until July 2011. Mr. Agroskin holds a Bachelor of Arts degree from Stanford University and a Masters of Business Administration degree from the Wharton School of the University of Pennsylvania. Our Board has previously determined that Mr. Agroskin’s extensive experience in the finance industry and M.B.A. from the Wharton School qualify him for service as a member of our Board and add value to our Company.

Michel Lagarde, age 39, joined our Board in December 2011. Mr. Lagarde currently serves on our Audit, CHR, and Corporate Governance Committees. Mr. Lagarde is a Managing Director of JLL, which he joined in January 2008. From February 1996 to December 2007, Mr. Lagarde was employed with the Philips Electronics group of companies. Mr. Lagarde served as Chief Executive Officer of Philips Electronics North America, Domestic Appliances and Personal Care division from April 2004 and as Chief Financial Officer from May 2006. Mr. Lagarde is also a director on the boards of BioClinica, Inc. and ACE Cash Express, Inc. Mr. Lagarde was previously a director on the board of PharmaNet Development Group, Inc. until July 2011. Mr. Lagarde holds a Bachelor of Business Administration degree from European University Antwerp, and an Executive Masters degree in Finance & Control from University of Amsterdam. Our Board has previously determined that Mr. Lagarde’s executive and finance positions at a manufacturer of consumer products and business and finance degrees qualify him for service as a member of our Board and add value to our Company.

Paul S. Levy, age 66, joined our Board in April 2007 and became the Chair of our Board in February 2012. Mr. Levy is a Managing Director of JLL, which he founded in 1988. Prior to founding JLL, Mr. Levy was a Managing Director at Drexel Burnham Lambert, an investment bank, where he was responsible for the firm’s restructuring and exchange offer business in New York. Previously, Mr. Levy was Chief Executive Officer of Yves Saint Laurent Inc., New York, a fashion and cosmetics company, Vice President of Administration and General Counsel of Quality Care, Inc., a home healthcare company, and an attorney at Stroock & Stroock & Lavan LLP. Mr. Levy also serves on the boards of Builders FirstSource, Inc., PGT, Inc., Ross Education, LLC, Education Affiliates, Inc., ACE Cash Express, Inc., Medical Card System, Inc., IASIS Healthcare, LLC, American Dental Partners, Inc., BioClinica, Inc. and Loar Group, LLC. Mr. Levy is also a director of JGWPT Holdings, Inc., the parent company of JGWPT Holdings, LLC, and J.G. Wentworth, LLC and J.G. Wentworth, Inc., which is the managing member of JGW Holdco, LLC. In May 2009, J.G. Wentworth LLC, J.G. Wentworth, Inc., and JGW Holdco, LLC filed for protection under Chapter 11 of the U.S. Bankruptcy Code. Mr. Levy previously served as a director of New World Pasta Company, which filed for protection under Chapter 11 of the U.S. Bankruptcy Code in 2004 and as director of Motor Coach Industries International, Inc., which filed for protection under Chapter 11 of the U.S. Bankruptcy Code in 2008. Mr. Levy holds a Bachelor of Arts degree from Lehigh University, where he graduated summa cum laude and Phi Beta Kappa, and a Juris Doctor degree from the University of Pennsylvania Law School. He also holds a Certificate from the Institute of Political Science in Paris, France. Our Board has previously determined that Mr. Levy’s extensive service on boards of directors, executive experiences and his academic achievements and legal education qualify him for service as a member of our Board and add value to our Company.

James C. Mullen, age 55, joined Patheon as Chief Executive Officer and became a member of our Board in February 2011, bringing over 30 years of experience in the pharmaceutical and biotechnology industries, over 20 of which have been spent at the executive level. Mr. Mullen served as the President and Chief Executive Officer of Biogen, Inc. (“Biogen”), a biotechnology company, from June 2000 to June 2010. Prior to that, Mr. Mullen held various operating positions at Biogen, including Vice President, Operations, and several manufacturing and engineering positions at SmithKline Beckman (now GlaxoSmithKline). Mr. Mullen previously served on the board of Biogen until June 2010 and currently serves on the board of PerkinElmer, Inc., a technology and service provider for diagnostics, research, environmental and industrial and laboratory services markets. Mr. Mullen holds a Bachelor of Science degree in Chemical Engineering from Rensselaer Polytechnic Institute and a Master of Business Administration degree from Villanova University. Our Board has previously determined that Mr. Mullen’s extensive executive experience in the pharmaceutical and biotechnology industries and scientific and business educational background qualify him for service as a member of our Board and add value to our Company.

Nicholas O’Leary, age 30, joined our Board in February 2012. Mr. O’Leary joined JLL as an Associate in July 2009 and was promoted to Senior Associate in July 2011 and Vice President in July 2012. Mr. O’Leary was employed with Merrill Lynch & Co., a financial management and advisory firm, in its Mergers and Acquisitions Group as an Analyst from June 2006 to June 2008 and as a Senior Analyst from June 2008 to June 2009. Mr. O’Leary holds a Bachelor of Arts degree from Washington and Lee University, where he graduated Phi Beta Kappa and magna cum laude. Our Board has previously determined that Mr. O’Leary’s experience in the finance industry qualifies him for service as a member of our Board and adds value to our Company.

Brian G. Shaw, age 60, joined our Board in December 2009. Mr. Shaw currently serves as the Chair of our Audit Committee and is a member of the Independent Committee. Mr. Shaw is a self-employed corporate advisor with substantial financial industry executive experience and particular expertise in capital markets and investing activities. From December 2004 to February 2008, Mr. Shaw served as Chief Executive Officer and Chairman of CIBC World Markets, the wholesale banking arm of a leading North American financial institution (“CIBC”). In addition, from 2002 to December 2004, Mr. Shaw served as the head of CIBC’s Global Equities Division. Mr. Shaw is currently a director of Encana Corporation, a publicly-traded North American energy exploration and development company. In addition, he is a director of the following privately held companies: Manulife Bank of Canada, Manulife Trust Company and Ivey Canadian Exploration, Ltd. Mr. Shaw is a Chartered Financial Analyst (“CFA”) and holds a Master of Business Administration degree from the University of Alberta. Our Board has previously determined that Mr. Shaw’s executive experiences in the financial services industry, his CFA status and service as a director of the Toronto CFA Society and his educational background in business administration qualify him for service as a member of our Board and add value to our Company.

David E. Sutin, age 61, joined our Board in March 2011. Mr. Sutin is currently a member of the Independent Committee. From May 2008 until December 2011, Mr. Sutin was a Managing Partner of Quest Partners Ltd., a financial advisory boutique. Since 2001, Mr. Sutin has been an independent financial advisor and private investor, as well as a board member of several companies. Until 2001, Mr. Sutin was Executive Vice President of Harrowston Inc., a publicly-traded private equity firm. Mr. Sutin has over 30 years’ experience in corporate and real estate investment activity. Between June 2009 and December 2010, Mr. Sutin was a director of Sun Gro Horticulture Canada Ltd., and a trustee of Sun Gro Horticulture Income Fund. From March 2007 to May 2009,

Mr. Sutin served as a director of Pay Linx Financial Corporation. Mr. Sutin is currently Chairman and a director of two private companies, Brampton Engineering Inc. and Furnace Mineral Products Inc. Mr. Sutin holds a Bachelor of Arts degree and Masters of Business Administration degree from York University. Our Board has previously determined that Mr. Sutin’s extensive corporate and financial advisory and investment experience, service on boards of directors and M.B.A. qualify him for service as a member of our Board and add value to our Company.

Joaquin B. Viso, age 71, joined our Board in December 2004, on which he served until April 29, 2009 and re-joined on December 4, 2009. Mr. Viso currently serves on our Audit, Corporate Governance, and CHR Committees. From August 2005 to December 2006, Mr. Viso served as Chairman of Patheon Puerto Rico, Inc. (“Patheon P.R.”), formerly known as MOVA Pharmaceutical Corporation, which he founded in 1986. From December 2004 to August 2005, Mr. Viso served as President and Chief Executive Officer of Patheon P.R. Prior to founding MOVA Pharmaceutical Corporation, Mr. Viso was with SmithKline Beecham (now GlaxoSmithKline) for 16 years, where he held various senior management positions, including President and General Manager of Glaxo’s operations in Puerto Rico from 1978 to 1986. Currently, he is Chairman of MC-21 Corporation, a provider of pharmacy benefit management programs, and Grupo VL, Inc., a management services company. Mr. Viso is also a controlling shareholder of Alara Pharmaceutical Corporation (“Alara”). Mr. Viso holds a Bachelor of Science in Mechanical Engineering from the University of Puerto Rico and a Master of Science in Engineering from the University of Michigan. Our Board has previously determined that Mr. Viso’s service to the Company and extensive experience in the pharmaceutical industry, qualify him for service as a member of our Board and add value to our Company.

Derek J. Watchorn, age 71, joined our Board in February 1998. Mr. Watchorn is currently the Chair of the Independent Committee. Since November 2009, Mr. Watchorn has served as a senior advisor to Armadale Company Ltd. (“Armadale”), a privately held company based in Ontario, Canada, in connection with the proposed redevelopment of the Buttonville Airport lands located in the greater Toronto area. Mr. Watchorn is also currently a member of the Management Committee formed by the joint venture between the Cadillac Fairview Corporation and Armadale to undertake this redevelopment. From January 2007 to June 2009, Mr. Watchorn served as President, Chief Executive Officer and director of Revera Inc., a provider of accommodation and care for seniors. From October 2004 to January 2007, Mr. Watchorn served as President, Chief Executive Officer and a trustee of Retirement Residences Real Estate Investment Trust, also a provider of accommodation and care for seniors, which was acquired by Revera Inc. in January 2007. From October 2004 to December 2007, Mr. Watchorn also held a position as a trustee of IPC US Real Estate Investment Trust, an asset and property management trust. He served as Executive Vice-President, Strategic Initiatives, of Canary Wharf Group plc, a commercial property company, in London, England from January 2003 to June 2004 and as Executive Director of TrizecHahn Europe plc from 1999 until 2001. Before and after his senior management roles in Europe, Mr. Watchorn was a senior partner of the law firm Davies Ward Phillips & Vineberg LLP. Mr. Watchorn is currently a director of Timbercreek Mortgage Investment Corporation, a mortgage loan investment company. He is also a director of each of Treegrove Capital Limited and Limedale Ventures Limited, both private companies incorporated in Cyprus, which indirectly own, and provide asset and property management services to, office and retail properties located in Central and Eastern Europe. Mr. Watchorn holds an LL.B. from the University of Toronto. Our Board has previously determined that Mr. Watchorn’s executive and legal experiences qualify him for service as a member of our Board and add value to our Company.

EXECUTIVE OFFICERS

Executive Officers

Our executive officers, their ages and their positions are as follows:

Name	Age	Position
James C. Mullen	55	Chief Executive Officer
Geoffrey M. Glass	40	President, Banner Life Sciences
Michael J. Lehmann	51	President, Global Pharmaceutical Development Services and Interim Executive Vice President, Global Sales & Marketing
Aqeel A. Fatmi	63	Executive Vice President, Global Research & Development and Chief Scientific Officer
Paul M. Garofolo	43	Executive Vice President, Global PDS Operations
Stuart Grant	58	Executive Vice President, Chief Financial Officer
Michael E. Lytton	56	Executive Vice President, Corporate Development and Strategy and General Counsel
Harry R. Gill, III	53	Senior Vice President, Quality and Continuous Improvement
Rebecca Holland New	39	Chief Human Resources Officer, Senior Vice President and Corporate Communications

James C. Mullen also serves as a director of the Company and his biographical information is described above with the other members of the Board.

Geoffrey M. Glass, age 40, joined Patheon in April 2009 as Senior Vice President, Marketing, Strategy and Corporate Development and Integration, and was subsequently promoted to Executive Vice President, Global Strategy, Sales and Marketing in October 2009. On December 17, 2012, following our acquisition of Banner, Mr. Glass was promoted to President, Product and Technology Commercialization and, in July 2013, was promoted to President, Banner Life Sciences. Prior to joining Patheon, Mr. Glass served approximately five years as an executive at Valeant Pharmaceuticals International, Inc., a global specialty pharmaceutical company (“Valeant”), including as Senior Vice President, Asian Operations, from April 2007 to June 2008, where he was responsible for all of Valeant’s business affairs in the region, which included over 250 products in 14 countries. Prior to leading the Asian business for Valeant, Mr. Glass served as Senior Vice President and Chief Information Officer of Valeant from March 2004 to April 2007, where he was responsible for all information technology-related matters for the company. Prior to joining Valeant, Mr. Glass was the Global Leader of Life Sciences Operations Excellence Practice for Cap Gemini (formerly known as Ernst & Young LLP Consulting). During his tenure at Cap Gemini, Mr. Glass led global teams through the successful implementation of business transformations at a number of leading life sciences organizations.

Michael J. Lehmann, age 51, joined Patheon in November 2012 as President, Global Pharmaceutical Development Services and in December 2012, was appointed Interim Executive Vice President, Global Sales & Marketing. Mr. Lehman brings over 25 years of healthcare services leadership experience to Patheon. From September 2005 to September 2012, Mr. Lehmann was employed by Covance, Inc. (“Covance”), one of the world’s largest drug development services companies, and from January 2009, held the position of Corporate Senior Vice President and General Manager in the Global Early Development business of Covance. In that role, Mr. Lehmann was responsible for global early development and profit and loss management. Previously, he served at Covance as Corporate Senior Vice President and President of the Global Nonclinical Safety Assessment business from January 2009 to October 2011, as Corporate Vice President and President of the Labs North America business from January 2008 to January 2009 and as General Manager of the Madison Site from September 2005 to January 2008. Prior to joining Covance, Mr. Lehmann worked for 17 years at GE Healthcare in key operational and management roles.

Aqeel A. Fatmi, age 63, joined Patheon in January 2013 as Executive Vice President Global Research & Development and Chief Scientific Officer, bringing over 30 years of experience in the pharmaceutical industry.

From August 2000 to January 2013, he served on Banner’s global leadership team as Global Vice President, Research and Development and Operations. Prior to joining Banner, from January 1998 to July 2000, Dr. Fatmi was a Co-Founder of the Georgia Combinatorial Chemistry Center at Georgia State University, focusing on the discovery of small molecules of drugs for cancer, HIV and other infectious diseases. Dr. Fatmi spent a major part of his career, from June 1982 to December 1997, at Solvay Pharmaceuticals, Inc. with increasing responsibilities. From January 1991 to December 1997, in his last positions at Solvay Pharmaceuticals, Inc. he served as Vice President of Preclinical followed by Senior Vice President of Research and Development, where he was responsible for the development, approval and launch of new drugs. Dr. Fatmi holds a Ph.D. in Medicinal Chemistry from The University of Georgia, Athens. After graduation in June 1981 Dr. Fatmi was a National Science Foundation Post-Doctoral Fellow for one year in the Department of Chemistry at The University of Georgia.

Paul M. Garofolo, age 43, joined Patheon in May 2008 as Senior Vice President and Chief Information Officer and was subsequently promoted to Executive Vice President and Chief Technology Officer in November 2008. Effective August 1, 2011, Mr. Garofolo’s role was revised to Executive Vice President – PDS Global Business Operations. Prior to joining Patheon, Mr. Garofolo had more than 17 years of information and management consulting leadership experience. Most recently, he served as Chief Information Officer and Vice President of Global IT at Valeant from 2004 to April 2008, where he was responsible for Valeant’s global IT organization, including the implementation of a series of new applications and processes. Prior to his service at Valeant, from 2000 to 2004, Mr. Garofolo was the Chief Technology Officer and Senior Vice President of Technology Services for Broadlane, the fourth largest Group Purchasing Organization within the U.S. healthcare market. He also worked in the management consulting industry for both Ernst & Young Global Limited and Oracle Corp.

Stuart Grant, age 58, joined Patheon in February 2012 as Executive Vice President, Chief Financial Officer, bringing over 30 years of financial management experience to the Company, over 15 of which have been in the pharmaceutical industry. From 2007 to 2011, Mr. Grant served as Senior Vice President and Chief Financial Officer of BioCryst Pharmaceuticals, Inc., a pharmaceutical development company. Prior to that, Mr. Grant progressed through a variety of financial management positions at Serono SA (now Merck Serono), a global pharmaceutical services company, including Chief Financial Officer, USA, from 2002 to 2004 and Group Chief Financial Officer from 2004 to 2007. Mr. Grant also spent 15 years in finance at Digital Equipment Company and several years working as a tax consultant and senior auditor for Price Waterhouse (now PricewaterhouseCoopers) in Glasgow, Scotland.

Michael E. Lytton, age 56, joined Patheon in May 2011 as Executive Vice President, Corporate Development and Strategy and General Counsel. From January 2009 through February 2011, Mr. Lytton was Executive Vice President of Corporate and Business Development of Biogen. Prior to joining Biogen, from January 2001 through December 2008, Mr. Lytton was a General Partner with Oxford Bioscience Partners (“Oxford”), a venture capital firm investing in therapeutic, diagnostic and life science tool companies. Prior to Oxford, Mr. Lytton practiced law for 17 years and specialized in representing biomedical companies; he is a past Partner and member of the Executive Committee of the law firm Edwards Wildman Palmer and previously was a Partner of the law firm WilmerHale. From September 2004 to October 2011, Mr. Lytton was the Chairman of the Board of Santhera Pharmaceuticals AG, and he has also served on various boards of many other academic, non-profit and private and public for-profit companies throughout his career.

Harry R. Gill, III, age 53, joined Patheon in July 2010 as Global Vice President of Operational Excellence and Vice President of Business Management. In September 2012, Mr. Gill was promoted to his current position as Senior Vice President, Quality and Continuous Improvement. Prior to joining Patheon, he had over 25 years of experience in quality, plant operations, technical services and operational excellence. Mr. Gill held the position of Site General Manager at Wyeth (now Pfizer Inc.), a pharmaceutical company, from September 2006 to July 2010. Prior to Wyeth, Mr. Gill served as Director of Engineering at Baxter Healthcare from August 1998 to May 2001. In addition, he has eight years of combined international experience in Asia and Puerto Rico.

Rebecca Holland New, age 39, joined Patheon in August 2011 and currently serves as Chief Human Resources Officer/Senior Vice President, Human Resources and Corporate Communications. Most recently, from November 2007 to July 2011, Ms. Holland New was Global Vice President, Human Resources at Bausch & Lomb, Inc. Prior to that, from April 2007 to October 2007, Ms. Holland New held global human resources leadership positions at Bausch & Lomb’s business operations, talent, corporate and pharmaceutical business units as well as global research and development. Prior to joining Bausch & Lomb, Ms. Holland New held human resources leadership positions at Novo Nordisk, Inc., from November 2003 to April 2007, and Bristol-Myers Squibb, from August 1996 to November 2003.

EXECUTIVE COMPENSATION

The following executives were our named executive officers for fiscal 2013:

Name	Position
James C. Mullen	Chief Executive Officer
Stuart Grant	Executive Vice President, Chief Financial Officer
Michael E. Lytton	Executive Vice President, Corporate Development and Strategy and General Counsel
Michael Lehmann	President, Global Pharmaceutical Development Services and Interim Executive Vice President, Global Sales & Marketing
Aqeel A. Fatmi	Executive Vice President, Global Research & Development and Chief Scientific Officer
Harry R. Gill, III	Senior Vice President, Quality and Continuous Improvement
Antonella Mancuso(1)	President, Global Commercial Operations and Chief Manufacturing Officer

(1)	Ms. Mancuso’s employment with us terminated on July 10, 2013.

Compensation Discussion and Analysis

The Compensation Discussion and Analysis describes our executive compensation philosophy, components and policies, including analysis of the compensation earned by our named executive officers for Fiscal 2013 as detailed in the accompanying tables.

Executive Summary

•	Setting Fiscal 2013 Compensation. In making compensation decisions for Fiscal 2013, our CHR Committee took into account a number of factors, including (i) the need to attract and retain talented executives (ii) our financial performance and achievement of corporate objectives; and (iii) the achievement of individual objectives by each executive officer.

•	Elements of Compensation. Consistent with our philosophy that executive compensation should incentivize our executive officers to enhance shareholder value, each of our executive officers is compensated with base salary, short-term cash incentives and long-term incentives tied to the value of our Restricted Voting Shares, as well as (to a lesser extent) perquisites and personal benefits, retirement benefits and termination and change in control benefits.

•	Key Compensation Decisions During Fiscal 2013. Our CHR Committee and our Board made the following key executive compensation decisions for Fiscal 2013:

•	approval of option grants to certain of our executive officers;

•	approval of the Patheon Global Bonus Plan for Fiscal 2013 (the “2013 Bonus Plan”);

•	approval of discretionary bonus payments to our executive officers;

•	approval of salary increases for certain of our executive officers; and

•	approval of compensation arrangements for new executive officers to enhance our leadership team.

Compensation Philosophy and Objectives

Our compensation philosophy is based on pay for performance. We reward our executive officers for delivering superior performance that contributes to our long-term success and the creation of shareholder value.

The objectives of our compensation program are to:

•	attract and retain qualified and experienced individuals to serve as executive officers;

•	align the compensation level of each executive officer with his or her level of responsibility;

•	motivate each executive officer to achieve short and long-term corporate goals;

•	align the interests of executive officers with those of shareholders; and

•	reward executive officers for excellent corporate and individual performance.

Process for Determining Executive Compensation

Role of Our CHR Committee and Board

Our CHR Committee and Board share responsibility for determining executive compensation. Our Board’s involvement in the executive compensation process reflects its desire to oversee compensation decisions regarding our executive officers, particularly our Chief Executive Officer. Accordingly, our CHR Committee makes recommendations regarding, and our Board approves, our executive compensation policies and programs, the compensation of our Chief Executive Officer and the grant of equity awards. Our CHR Committee is solely responsible for approving the compensation of our executive officers, other than our Chief Executive Officer, for establishing and approving payments under our annual cash incentive plan and for reporting such decisions to our Board.

Role of Executive Officers

Other than providing input into their individual performance objectives, neither our Chief Executive Officer nor our other executive officers have any role in recommending or setting their own compensation. Our Chief Executive Officer makes recommendations to our CHR Committee regarding the compensation of our other executive officers and provides input regarding executive compensation programs and policies generally.

Role of Compensation Consultants

We retained Mercer to act as our independent compensation consultant. Mercer reports directly to our CHR Committee. For Fiscal 2013, our CHR Committee engaged Mercer to assist it in implementing our compensation philosophy for the executive officers in keeping with our overall objectives, including by gathering relevant market data to assist our CHR Committee in making compensation decisions for our named executive officers. On occasion, we also engage Mercer to provide consulting services for non-executive compensation matters and strategic matters. The fees paid to Mercer for these additional services did not exceed $100,000 in Fiscal 2013.

Role of Benchmarking and Comparative Analysis

Our CHR Committee used market analyses provided by Mercer as a reference point to evaluate the competitiveness of the total compensation, and competitive positioning, of our executive officers. Under the terms of its engagement, and with our assistance, Mercer constructed a peer group of publicly traded companies with U.S. operations that are similar to us in terms of revenue size, industry and operating characteristics (the “Mercer Peer Group”) and compared the compensation of each of our executive officers to executive officers in similar positions at companies in the Mercer Peer Group. On December 13, 2012, Mercer recommended the removal of two companies outside of Patheon’s suggested revenue range as well as two companies that had been acquired since the previous study. In connection with this recommendation, four additional companies were proposed and accepted as replacements. The companies comprising the Mercer Peer Group for Fiscal 2013 were as follows: Perrigo Company, PAREXEL International Corporation, Steris Corp., The Cooper Companies, Inc., Charles River Laboratories International, Inc., ResMed Inc., IDEXX Labs Inc., West Pharmaceutical Services,

Inc., Par Pharmaceutical Companies, Inc., Impax Laboratories, Inc., Integra Lifesciences Holdings Corporation, Medicas Pharmaceutical Corp., Cubist Pharmaceuticals, Inc., Alexion Pharmaceuticals, Inc., Regeneron Pharmaceuticals, Inc., Myriad Genetics, Inc., and Onyx Pharmaceuticals, Inc. In addition, Mercer also reviewed proxy statement data for a number of companies in published compensation surveys, namely (i) the 2012 Mercer Executive Remuneration Survey; (ii) the Radford Global Life Sciences Survey 2012; and (iii) the Towers Watson General Industry Executive Compensation Survey 2012. The companies comprising each of the aforementioned surveys are listed in Annexes M, N and O, respectively. Companies for which proxy statement data was collected are noted in italics. As discussed below, we used the results of Mercer’s review in connection with certain compensation decisions for our named executive officers.

Role of the Advisory (Non-binding) Vote to Approve Executive Compensation

We provide our Shareholders with the opportunity to cast an advisory (non-binding) vote to approve executive compensation, or the “Say-on-Pay” proposal, every three years. At the 2012 Annual and Special Meeting of Shareholders, a substantial majority of the votes cast (over 94%) at that meeting voted in favor of the Say-on-Pay proposal, which our CHR Committee believes affirms our Shareholders’ support of our executive compensation program. Our CHR Committee considered the result of this vote, and following such consideration, did not make any changes to our executive compensation decisions or policies. Our CHR Committee will continue to consider the outcome of Say-on-Pay votes when making future compensation decisions for our named executive officers.

In addition, in connection with the Arrangement, we are asking our Shareholders to vote on the Patheon Advisory (Non-Binding) Resolution on Specified Compensation at the Meeting. See “Patheon Advisory (Non-Binding) Resolution on Specified Compensation”.

Elements of Compensation

Our overall executive compensation program includes the following major elements:

Element	Form	Performance Period	Determination
Base Salary	Cash	One year	Periodically reviewed against market and further adjusted based on individual experience and performance

Short-Term Incentives	Annual Cash Incentive Bonus	One year	Subject to our performance against pre-determined corporate objectives, individual achievement of personal performance objectives and the discretion of our CHR Committee

Long-Term Incentives	Company Options	Generally vest over or after five years, depending on the award.

Based on share price appreciation up to a 10-year term with vesting typically over the initial five years or based on the achievement of pre-determined performance metrics

Exercise price based on the closing market price on the grant date

Final value based on market value at time of exercise relative to the exercise price

Perquisites	Relocation expenses and incentives, automobile allowances, education allowances, enhanced medical, dental, life insurance and disability benefits, executive allowances	Provided in connection with executive benefit plans, recruitment and retention programs	Based on individually negotiated terms of employment or as introduced from time to time to enhance executive retention

Broad-Based Benefits	Health, dental, retirement, life insurance and disability	Ongoing	Consistent with the broad-based benefits offered by other multinational organizations

Termination/ Change in Control Benefits	Severance and related benefits (including accelerated vesting of Company Options) in connection with certain terminations and changes of control	Provided in connection with specified events	Based on individually negotiated terms of employment or as introduced from time to time by our CHR Committee to enhance executive retention

Factors Considered in Making Individual Pay Decisions

Compensation Elements

At this time, we do not target a specific mix of executive compensation by allocating total compensation between cash and noncash pay, between current and long-term pay or among different types of long-term incentive awards. The profile of our executive compensation is driven by decisions made for each component of pay separately, which we intend to be appropriately competitive, as well as the impact of our decisions on total compensation. However, consistent with our compensation philosophy, our CHR Committee believes that a significant portion of each named executive officer’s compensation should be at risk.

Role of Company and Individual Performance

Our compensation philosophy is based on pay for performance. We reward our executive officers for delivering superior performance that contributes to our long-term success and the creation of shareholder value. In measuring such performance, we consider the achievement of both corporate and individual goals.

We reward significant contributions by our executive officers through salary increases, payments under our annual cash incentive plans and through long-term equity awards. In particular, our 2013 Bonus Plan was designed to focus our executive officers on the achievement of both corporate and individual performance objectives. The corporate performance objectives under our 2013 Bonus Plan were recommended to our CHR Committee by our Chief Executive Officer and approved by our CHR Committee.

The individual performance objectives under our 2013 Bonus Plan were determined by our CHR Committee in consultation with our Chief Executive Officer. Our Chief Executive Officer submitted individual performance objectives for our executive officers (who themselves had input into the determination of their individual objectives), other than himself, to our CHR Committee. Our CHR Committee reviewed the submitted individual performance objectives and approved them with any such changes as it believed appropriate. Our CHR Committee approved the individual performance objectives for our current Chief Executive Officer.

Internal Pay Equity

We consider internal pay equity when setting compensation for our executive officers. Although we have not established a policy regarding the ratio of total compensation of our Chief Executive Officer to that of our other executive officers, we do review compensation levels to ensure that appropriate equity exists between our Chief Executive Officer and our other executive officers, as well as among our executive officers (other than the Chief Executive Officer). Differences in compensation among our named executive officers are attributable to differences in levels of experience, performance and market demand for executive talent.

Fixed Compensation – Base Salary

Overview

Base salary is intended to reflect the skills, competencies, experience and performance of each named executive officer. Base salary levels also are targeted to be comparable to salaries offered for positions involving similar responsibilities and complexity at other companies. Competitive base salaries enable us to attract and retain qualified individuals to serve as named executive officers. Base salary also aligns the compensation level of each named executive officer to his or her level of responsibility. Base salaries are adjusted annually where appropriate based on levels of responsibility and sustained performance. Base salary is linked to other elements of compensation such as the annual cash incentive bonus, certain retirement plan benefits and termination and change in control benefits.

Fiscal 2013 Base Salaries

The key salary decisions made during Fiscal 2013 for our named executive officers were as follows:

•	Michael Lehmann. Mr. Lehmann was hired in Fiscal 2013, and his salary was based on the amount our CHR Committee determined to be appropriate to induce him to join our Company. Our CHR Committee determined Mr. Lehmann’s salary based on his past experience, skills and compensation from prior employers.

•	Aqeel Fatmi. Following the Banner acquisition in December 2012, we entered into a new employment agreement with Dr. Fatmi that provided an increase in his salary from US$294,462 to US$345,000. Our CHR Committee determined that it was appropriate to increase Dr. Fatmi’s salary based on the expansion of his responsibilities to include a global role within our Company, in addition to his existing responsibilities with respect to the Banner subsidiaries.

•	Harry R. Gill, III. We increased Mr. Gill’s salary during Fiscal 2013 from US$285,000 to US$350,000. Our CHR Committee determined that the increase was appropriate to compensate Mr. Gill in connection with his increased responsibilities for overseeing environmental, health and safety matters for our Company.

Variable Compensation – Short-Term and Long-Term Incentives

The variable elements of our compensation include short-term incentives in the form of the opportunity for an annual cash incentive bonus and long-term incentives in the form of stock options. The level of variable compensation offered to our named executive officers is determined, in part, based on an overall assessment of our business performance, including achievement against stated corporate objectives.

Short-Term Incentive – Cash Incentive Bonuses

Overview

Under our 2013 Bonus Plan, our named executive officers and other members of our senior management may receive cash incentive bonuses based on certain performance criteria, subject to certain prescribed limits. The annual cash incentive bonus is intended to motivate our named executive officers to achieve short-term corporate and individual goals and to ultimately reward them for excellent corporate and individual performance. For Fiscal 2013, payments to our named executive officers and other members of senior management were made under the 2013 Bonus Plan, based on the achievement of certain corporate and individual objectives established by our CHR Committee and Chief Executive Officer. Additional bonus payments were made to named executive officers and other members of senior management in the discretion of our CHR Committee.

2013 Bonus Plan Opportunity

Target awards under our 2013 Bonus Plan are set forth in each named executive officer’s employment agreement. All of our named executive officers, other than Mr. Mullen and Dr. Fatmi, have a target bonus of 45% of base salary. Mr. Mullen has a target bonus of 100% of base salary. Dr. Fatmi has a target bonus of 40% of base salary. We believe that maintaining target bonuses within a narrow range of 40-45% for each of our named executive officers other than our Chief Executive Officer appropriately rewards their performance, is consistent with principles of pay equity and helps us attract and retain the executives we need to run our business.

Our CHR Committee approved the various weights allocated to the different financial performance objectives under our 2013 Bonus Plan to incentivize contributions by our named executive officers to our overall corporate performance. In addition, our CHR Committee determined that part of the bonus opportunity should be based on the achievement of individual objectives to focus our named executive officers to execute on projects without an immediately quantifiable financial impact but that would contribute to both our short-term and long-term success.

Financial Objectives

Corporate Adjusted EBITDA comprised 50% of the corporate objectives for our named executive officers and is defined as loss from continuing operations before repositioning expenses, interest expense, foreign exchange losses reclassified from other comprehensive income (loss), refinancing expenses, acquisition and integration costs (including certain product returns and inventory write-offs recorded in gross profit), gains and losses on sale of capital assets, income taxes, asset impairment charges, depreciation and amortization, stock-based compensation expense, consulting costs related to our operational initiatives, purchase accounting adjustments, acquisition-related litigation expenses and other income and expenses, with additional adjustments for foreign currency exchange differences versus budgeted exchange rates and other one-time, non-operating gains or losses at the discretion of management.

Corporate Net Free Cash Flow comprised 25% of the corporate objectives for our named executive officers and is defined as cash flow from operations minus capital spending.

Corporate Revenue, as determined under U.S. GAAP, comprised 25% of the corporate objectives for our named executive officers.

Under the 2013 Bonus Plan, the payout with respect to achievement of any one corporate objective was not conditioned on the achievement of any other corporate objective. Under our 2013 Bonus Plan, if we did not meet the threshold performance of 90% of target for Corporate Adjusted EBITDA or Corporate Free Cash Flow, or 96% of Corporate Revenue, there would be no payout to our named executive officers under the plan for the applicable objective. If performance were to fall between threshold and target or between target and maximum for a particular objective, payout factors would be interpolated on a straight-line basis for such objective.

In setting the financial targets under our 2013 Bonus Plan, our CHR Committee focused on establishing targets for which attainment was not assured and which would require significant effort on the part of our named executive officers. For Fiscal 2013, target Corporate Adjusted EBITDA, Corporate Net Free Cash Flow and Corporate Revenue were based on our 2013 budget.

The following table shows the payout percentages related to the achievement of each of our corporate goals under our 2013 Bonus Plan:

	Corporate Adjusted EBITDA	Corporate Net Free Cash Flow	Performance (% of Target)	Payout Factor	Payout (% of Target Bonus)
	Goal (millions of US$)
Threshold	144.6	(8.3)	90%	0.5x	50%
Target	160.7	(7.5)	100%	1.0x	100%
Maximum	216.9	(4.9)	135%	1.5x	150%

	Corporate Revenue	Performance (% of Target)	Payout Factor	Payout (% of Target Bonus)
	Goal (millions of US$)
Threshold	999.2	96%	0.5x	50%
Target	1040.8	100%	1.0x	100%
Maximum	2081.6	110%	2.0x	200%

Individual Objectives

In addition to corporate and/or financial objectives, a component of each named executive officer’s bonus eligibility was based on the achievement of individual objectives. At the end of Fiscal 2013, the Chief Executive Officer discussed with each then-employed named executive officer his or her achievement of individual objectives and assigned a performance rating. The CHR Committee discussed with the Chief Executive Officer his achievement of his individual objectives and assigned a performance rating. Under the 2013 Bonus Plan, the named executive officer’s bonus eligibility is based on the achievement of the financial objectives and a multiplier for his or her performance rating as follows, with a maximum possible payout under the 2013 Bonus Plan of 200% of the executive’s target amount:

Rating	Description	Pay for Performance Multiplier
1	Not Acceptable	0
2	Sometimes Meets Expectations	0-0.5
3	Meets Expectations	0.75-1.0
4	Exceeds Expectations	1.0-1.25
5	Outstanding	1.25-1.75

Individual objectives for our named executive officers included individual performance goals specific to such individual or his or her area of responsibility. Individual goals included timely achievement of certain strategic and financial goals, functional financial and budget goals, design and implementation of productivity measures, quality and compliance results, and development of new business opportunities, as follows:

•	James C. Mullen: (i) achieve the financial goals including pro forma revenue exceeding US$1,100 million; (ii) update our Company’s strategic plan; (iii) lead the Banner integration; (iv) achieve Right First Time (“RFT”) and On Time Delivery (“OTD”) in excess of 90%; (v) increase Operational Excellence (“OE”) and Cost of Quality savings by US$30 million; (vi) achieve sales targets in excess of US$80 million for PDS and CMO and US$20 million for Banner; and (vii) take actions to enhance employee talent to include the creation of development plans for all direct reports.

•	Stuart Grant: (i) achieve certain financial goals as set out in 2013 budget; (ii) improve the effectiveness of our Company’s finance function and processes by identifying and filling gaps and development plans agreed for all direct reports; (iii) ensure successful integration of Banner to Patheon; (iv) streamline the revenue process; and (v) develop a clear financial strategy and plan for the next 24 months.

•	Michael Lytton: with respect to Banner integration: (i) set organizational structure of Proprietary Product Development and Commercial Business; (ii) develop strategic plans for Mexico/Latin America and new Banner R&D; (iii) talent assessments and develop organizational structure for VP and above; (iv) Olds site strategy; and (v) develop route to market strategy for Banner US and Mexico businesses. With respect to Corporate Development: (i) develop growth and financial strategies and M&A targets; and (ii) refresh financial model for latest performance and forecast updates.

•	Michael Lehmann: (i) achieve certain financial goals, including PDS revenue of $156 million; (ii) improve RFT and OTD to meet or exceed 90% for PDS; (iii) increase OE and Cost of Quality savings by $30 million; (iv) project expansion/COS Sales target of greater than $112.1 million for PDS; (v) achieve sales target of $82 million for PDS; (vi) assist in the Banner integration; (vii) assist in developing growth and financial strategies and identifying acquisition targets; and (viii) take actions to enhance employee talent to include the creation of development plans for all direct reports.

•

Aqeel Fatmi: With respect to Dr. Fatmi’s Global Research & Development role: (i) implement a development strategy for our Banner Life Sciences business; (ii) expand our research and development capabilities to include other dosage forms; and (iii) obtain approval for and launch certain Banner products. With respect to his Chief Scientific Officer role: (i) identify, select and recommend new drug delivery technology platforms; (ii) evaluate business adjacencies in sourcing of active ingredients;

(iii) improve certain products; (iv) increase the recognition and visibility of our subject-matter experts; (v) ensure successful integration of Banner with our Company; and (vi) successfully launch certain Banner products in the global marketplace.

•	Harry R. Gill, III: (i) improve OE and Cost of Quality savings for CMO and PDS Operations; (ii) re-design and implement One Patheon site Quality Organization; (iii) assist in the Banner integration; (iv) drive implementation of key training initiatives; and (v) implement with IT and Procurement a Vendor Management Program.

•	Antonella Mancuso: (i) achieve certain financial goals, including achieving Fiscal 2013 CMO revenue of greater than $662.2 million; (ii) improve RFT and OTD to exceed 90% (iii) meet target procurement savings goals of $7.4 million; (iv) assist in the Banner integration; (v) define specific talent upgrade and relative development plan with all direct reports; (vi) OE, de-bottlenecking and Cost of Quality savings equal to or greater than $26.5 million; and (vii) assist our Chief Executive Officer in review of strategic plan. Because Ms. Mancuso was not employed by us at the time payout determinations were made under our 2013 Bonus Plan, she was not eligible for payments thereunder.

2013 Bonus Plan Results

The following table shows the percentage of achievement of the financial objectives applicable to our named executive officers eligible for a bonus for Fiscal 2013:

(in millions of US$ unless otherwise noted) Financial Objective	Target	Actual	Achievement (%)
Corporate Adjusted EBITDA	160.7	135.5	84.4
Corporate Net Free Cash Flow	(7.5)	(35.8)	-378%
Corporate Revenue	1,040.8	1024.2	98.4

Because we did not achieve the minimum Corporate Adjusted EBITDA and Corporate Net Free Cash Flow objectives under the 2013 Bonus Plan, our named executive officers were only eligible to receive payouts under the plan with respect to the Corporate Revenue objective. Although we did not achieve the minimum Corporate Adjusted EBITDA and Corporate Net Free Cash Flow objectives, our CHR Committee decided to award discretionary cash bonuses to each of our named executive officers in addition to the amounts payable to these executive officers under the 2013 Bonus Plan.

Our CHR Committee determined that awarding these discretionary cash bonuses was consistent with its pay-for-performance philosophy because, among other things, our CHR Committee determined we advanced our initiatives with respect to site closures, operational excellence programs, procurement and activities related to the integration of Banner and that each of our named executive officers serving at the end of Fiscal 2013 achieved or made substantial progress towards achieving his individual objectives as discussed above, which significantly contributed to our Company’s success. In addition, our CHR Committee determined that the achievement of the Corporate Adjusted EBITDA and Corporate Net Free Cash Flow objectives under the 2013 Bonus Plan (which metrics were not adjusted following the acquisition of Banner) was negatively impacted by financing, transaction, synergy and operational costs associated with the acquisition of Banner. In making this determination, our CHR Committee determined that the Banner acquisition was of strategic long-term importance to our Company and, accordingly, did not believe it was appropriate to penalize our named executive officers as a result of costs incurred during Fiscal 2013 in connection with this transaction.

The bonuses awarded to our named executive officers other than Ms. Mancuso were as follows:

Name(1)	Target Bonus	Target Fiscal 2013 Bonus (US$)	2013 Bonus Plan Paid (US$)	Discretionary Bonus Paid (US$)	Total Bonus Paid (US$)	Total Bonus Paid (% of Target)
James C. Mullen	100%	900,000	168,750	638,370	807,120	89.7
Stuart Grant	45%	193,500	36,281	137,869	174,150	90.0
Michael Lytton	45%	180,000	33,750	128,250	162,000	90.0
Michael Lehmann	45%	175,500	32,527	140,948	173,475	98.8
Aqeel Fatmi(2)	40%	110,931	20,800	51,305	72,105	65.0
Harry R. Gill, III	45%	139,500	26,156	99,394	125,550	90.0

(1)	Ms. Mancuso’s employment with the Company ended on July 10, 2013. Since she was not employed with us at the time of payout, she was not eligible for a discretionary bonus. Ms. Mancuso received termination benefits as described below under “Potential Payments Upon Termination or Change in Control.”
(2)	In addition to the above-noted amounts, Dr. Fatmi also earned $35,336 under the 2012 Banner bonus plan, in which he was a participant. This amount represents the total bonus payable under such plan for Banner’s 2012 fiscal year (January 1 – December 31, 2012).

Following the Banner acquisition, Cash Flow and EBITDA targets were not adjusted for impact from acquisition, integration, and restructuring activities and costs. Revenue targets funded for 2013, however, due to the costs of the diligence, acquisition, and restructuring from the Banner acquisition, and the EBITDA and Cash Flow targets were missed. Performance goals for the company for restructuring, synergy savings, and OE targets were exceeded in 2013. As a result, the CHR Committee made a decision within plan guidelines to provide discretionary bonus payments.

In setting the discretionary bonuses for each named executive officer (other than Ms. Mancuso), our CHR Committee first determined the percentage of the named executive officer’s target Fiscal 2013 that it determined was appropriate based on corporate and individual performance for Fiscal 2013. With respect to our named executive officers other than our Chief Executive Officer, this determination was based on the recommendation of our Chief Executive Officer. Our CHR Committee then awarded a discretionary bonus in an amount that, combined with the amounts payable under the 2013 Bonus Plan, would provide the named executive officer short-term cash incentive compensation in an amount equal to the percentage of target bonus determined by our CHR Committee. In determining the appropriate percentage of target for each named executive officer our CHR Committee and (as applicable) our Chief Executive Officer considered the following:

•	James C. Mullen: Our CHR Committee determined that a total short-term cash incentive award of 89.7% of target was appropriate based on (i) leadership provided throughout the Banner integration and execution on synergy and value creation targets; (ii) key contributions made during 2013 to improve revenue; (iii) exceeding critical OE achievements; and (iv) valuation and viability assessments in connection with strategic transactions.

•	Stuart Grant: Our CHR Committee determined, based on the recommendation of our Chief Executive Officer, that a total short-term cash incentive award of 90.0% of target was appropriate based on (i) financial leadership during the Banner integration; (ii) work to ensure financial improvements were made with respect to spend which included procurement savings that exceeded expectations and process enhancements that improved cost and cash management; and (iii) key contributions in valuation and viability assessments and financing work in connection with strategic transactions.

•

Michael Lehmann: Our CHR Committee determined, based on the recommendation of our Chief Executive Officer that a total short-term cash incentive award of 100.0% of target was appropriate based on (i) achievements related to his PDS leadership role to include OE efforts and organizational design enhancements; (ii) the creation and implementation of a PDS strategic plan to include the expansion of PDS sites; and (iii) interim leadership of the Global Sales and Marketing function which resulted in improved PDS and CMO sales performance for the year.

•	Michael Lytton: Our CHR Committee determined, based on the recommendation of our Chief Executive Officer, that a total short-term cash incentive award of 90.0% of target was appropriate based on (i) leadership on critical OE achievements; (ii) integration of Banner business; and (iii) key contributions in valuation and viability assessments in connection with strategic transactions.

•	Aqeel Fatmi: Our CHR Committee determined, based on the recommendation of our Chief Executive Officer, that a total short-term cash incentive award of 65.0% of target was appropriate based on (i) the creation of an executable product development plan for the Banner Life Sciences business; (ii) exceptional performance on global product approvals including multiple products approved in United States, Europe and Mexico; and (iii) assistance with the integration of Banner within our Company.

•	Harry R. Gill, III: Our CHR Committee determined, based on the recommendation of our Chief Executive Officer that a total short-term cash incentive award of 90.0% of target was appropriate based on (i) exceeding targets with OE results; (ii) role in the Banner integration to drive quality processes across all sites; and (iii) the implementation of key training initiatives across all sites which resulted in significant improvements in site delivery and right first time targets.

Retention Bonuses – Dr. Fatmi

In addition to the discretionary bonus and 2013 Bonus Plan payment that Dr. Fatmi received with respect to Fiscal 2013 performance, Dr. Fatmi has also received and become eligible to receive certain retention bonuses in connection with his continued service with our Company. Under the VION Holding N.V. 2012 Retention Incentive Plan for Banner Companies (the “Retention Incentive Plan”), which we assumed in connection with the Banner acquisition, Dr. Fatmi received US$701,354 as an incentive to remain employed by Banner through the closing date of the Banner acquisition and received an additional US$136,472 as an incentive to remain employed by us through the four months following the closing date. VION Holding N.V. reimbursed us for all payments made to Dr. Fatmi under the Retention Incentive Plan. In addition to these retention bonuses, prior to and in connection with our entry into a definitive agreement to acquire Banner, Dr. Fatmi entered a change of control agreement with Banner, dated August 6, 2012, as amended on October 24, 2012 (the “Banner Change of Control Agreement”). The Banner Change of Control Agreement required us to pay Dr. Fatmi a cash bonus equal to nine months’ base salary if Dr. Fatmi continued to be employed by our Company on December 14, 2013, the first anniversary of the Banner acquisition. Because Dr. Fatmi satisfied this condition of the Banner Change of Control Agreement, we paid him this retention bonus in December 2013. We determined that this additional retention bonus was appropriate given Dr. Fatmi’s importance to our Company and to the success of the Banner acquisition.

Dr. Fatmi also received a total of US$35,336 in additional bonuses earned in respect of the Banner 2012 fiscal year ended December 31, 2012, under bonus arrangements that we assumed from Banner in connection with the acquisition. Of this total, US$1,359 was earned during the Company’s Fiscal 2013 and is included in Dr. Fatmi’s compensation for Fiscal 2013.

Long-Term Incentives – Incentive Stock Option Plan

Overview

Long-term incentives are intended to motivate our named executive officers to achieve long-term corporate goals and to ultimately reward them for excellent corporate performance. Long-term incentives do not influence any other element of compensation. Our stock option plan is designed to grant Company Options to our named executive officers, directors and certain other persons in order to (i) encourage their productivity in furthering our growth and development; (ii) assist us in retaining and attracting executives with experience; and (iii) give us the ability to reward significant performance achievements.

Fiscal 2013 Grants

In connection with his hiring, we granted Mr. Lehmann 300,000 Company Options. Our CHR Committee approved this award to induce Mr. Lehmann to join our Company based on his experience, skills and compensation received from former employers, while also providing a significant incentive for him to increase shareholder value. In addition, in connection with his appointment as Interim Executive Vice President, Global Sales & Marketing, we granted Mr. Lehmann 50,000 Company Options. Our CHR Committee believes that this grant was appropriate in recognition of his dual role.

In connection with the addition of oversight of environmental, health and safety matters to Mr. Gill’s role, we granted Mr. Gill 50,000 Company Options. Our CHR Committee believes that this grant was appropriate to compensate Mr. Gill for his additional duties.

In connection with the acquisition of Banner and the transition of Dr. Fatmi to the position of Executive Vice President, Global Research & Development and Chief Scientific Officer for Patheon, we granted Dr. Fatmi 90,000 Company Options. Our CHR Committee believes that this grant was appropriate to retain and incentivize Dr. Fatmi.

Equity Award Grant Practices

Our stock option grant practices provide that we may not issue Company Options during a blackout period as defined in our trading policies. Quarterly blackout periods begin two weeks before the end of each fiscal quarter and end at the close of business on the second business day following the public release of our quarterly or annual financial results. In addition, supplemental blackout periods are imposed to allow the receipt of material information by the market or in certain cases as determined by our Chief Executive Officer or General Counsel.

Perquisites and Personal Benefits

We provide certain perquisites and personal benefits to recruit and retain our named executive officers. The level of perquisites and personal benefits provided to our named executive officers does not influence any other element of compensation.

Our group benefits are intended to provide competitive and adequate protection in case of sickness, disability or death. We offer health, dental, pension or retirement, life insurance and disability programs to all of our employees on the same basis. In addition, our named executive officers receive certain enhanced benefits for medical, dental, vision, life insurance and disability, including premium waivers and enhanced coverage.

In addition to enhanced health, life insurance and related benefits, during Fiscal 2013, certain of our named executive officers received automobile allowances or the use of a company car, and certain of our named executive officers received relocation benefits and incentives (and related tax gross-ups) to offset the cost of their relocation to our U.S. headquarters.

Benefits Relating to Termination and Change in Control

Our named executive officers are covered by termination and change in control provisions in their employment agreements. The events that trigger payment under these arrangements were determined through the negotiation of the applicable employment agreement. In addition, our stock option plan and certain of the award agreements entered into thereunder contain change in control provisions.

Risk Management

Our CHR Committee and our Board endeavor to design our compensation programs to help ensure that these programs do not encourage our executive officers to take unnecessary and excessive risks that could harm our long-term value. We believe that the following components of our executive compensation program, which are discussed more fully above, discourage our executive officers from taking unnecessary or excessive risks:

•	Base salaries and personal benefits are sufficiently competitive and not subject to performance risk.

•	The vesting periods of our stock option awards are designed to better align our executives’ interests with the long-term interests of our shareholders.

•	Corporate and individual performance objectives for our executive officers are generally designed to be achievable with sustained and focused effort.

•	Minimum thresholds apply to all components of our annual incentive plans for both (i) the funding of the plans and (ii) payout levels of performance objectives, including individual performance objectives.

•	Our annual incentive plans are, subject to applicable regulations, discretionary, and we have documented our reserved right to amend or discontinue our incentive plans at any time with or without notice.

•	In order for an employee to receive a payout under one of our annual incentive plans, he or she must be employed at the time of payout, unless our CHR Committee determines otherwise.

•	In order for an employee to be an eligible participant in one of our annual incentive plans, he or she must have completed at least three months of active employment with us prior to the applicable fiscal year’s end.

Tax and Accounting Considerations

Tax and accounting considerations generally do not have a material impact on our compensation decisions. However, our CHR Committee does consider the accounting and cash flow implications of various forms of executive compensation.

In our consolidated financial statements, we record salaries and bonuses as expenses in the amount paid or to be paid to the named executive officers. Accounting rules also require us to record an expense in our consolidated financial statements for stock option awards, even though such awards are not paid as cash to employees. Our CHR Committee believes that the many advantages of equity compensation more than compensate for the non-cash accounting expense associated with it.

Policy with Respect to Short-Term Trading and Short Selling

Under our trading policy, except with the prior approval of our Chief Executive Officer or our General Counsel, our directors, officers and certain designated employees may not buy and sell, or sell and buy, our Restricted Voting Shares within a six-month time period. Our directors, officers and certain designated employees are also prohibited from short selling our Restricted Voting Shares.

Compensation Committee Report

The CHR Committee has reviewed and discussed the Compensation Discussion and Analysis with management and, based on such review and discussions, recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

THE COMPENSATION AND HUMAN RESOURCES COMMITTEE

Michel Lagarde, Chair

Daniel Agroskin

Joaquín B. Viso

Compensation Program Risk Assessment

We have conducted a risk assessment of our compensation policies and practices for all of our employees (not just our executive officers). Based on this review, we concluded that risks arising from our compensation policies and practices for our employees are not reasonably likely to have a material adverse effect on us. Our risk assessment included a review of program policies and practices; program analysis to identify risk and risk control related to the programs; and determinations as to the sufficiency of risk identification, the balance of potential risk to potential reward, risk control and the support of the programs and their risks to our strategy. Although we reviewed all compensation programs, we focused on the programs with variability of payout (e.g., short-term and long-term incentive programs), with the ability of a participant to directly affect payout and the controls on participant action and payout. As part of our review, we specifically noted the following factors that reduce the likelihood that excessive risk taking would have a material adverse effect on us: (i) a strong internal control structure, including business, legal and finance review of our customer contracts prior to entry into such contracts; (ii) payment to our employees of competitive base salaries and benefits that are not subject to performance risk; and (iii) a mix between cash and noncash and short-term and long-term compensation.

Summary Compensation Table

Name and Principal Position	Fiscal Year	Salary (US$)(1)	Bonus (US$)(2)	Option Awards (US$)(3)	Non-Equity Incentive Plan Compensation (US$)(4)	All Other Compensation (US$)(5)	Total (US$)
James C. Mullen	2013	900,000	638,370	—	168,750	17,884	1,725,004
Chief Executive Officer	2012	900,000	1,000,000	—	—	65,354	1,965,354

Stuart Grant	2013	430,000	137,869	—	36,281	112,099	716,249
Executive Vice President, Chief Financial Officer	2012	305,123	200,000	1,042,500	—	17,219	1,564,842

Michael Lehmann	2013	390,000	140,948	658,500	32,527	124,832	1,346,807
President, Global Pharmaceutical Development Services & Interim Executive Vice President, Global Sales & Marketing

Michael E. Lytton	2013	400,000	33,750	—	128,250	26,154	588,154
Executive Vice President, Corporate Development and Strategy and General Counsel	2012	400,000	200,000	358,750	—	27,061	985,811

Aqeel Fatmi	2013	283,505	187,777	153,000	22,159	25,174	671,614
Executive Vice President, Global Research & Development and Chief Scientific Officer

Harry R. Gill, III	2013	312,000	99,394	148,500	26,156	29,884	615,934
Senior Vice President, Quality and Continuous Improvement

Antonella Mancuso(6)(7)	2013	289,303	—	—	—	624,658	913,961
President, Global Commercial Operations and Chief Manufacturing Officer	2012	351,958	210,000	604,316	—	229,406	1,395,680

(1)	We have entered into employment agreements with each of our named executive officers that set an initial base salary at the time of hire. Thereafter, base salary for our Chief Executive Officer is determined by our Board, and base salary for our other executive officers is approved by our CHR Committee. See “– Compensation Discussion and Analysis – Fixed Compensation – Base Salary.”
(2)	The amounts shown in this column for Messrs. Mullen, Grant, Lehmann, Lytton and Gill represent discretionary bonuses awarded by our CHR Committee for fiscal 2013 performance. With respect to Dr. Fatmi, the amount reported includes a discretionary bonus awarded by our CHR Committee for fiscal 2013 performance of US$51,305, and a retention incentive bonus of US$136,372 that Dr. Fatmi earned under the Retention Incentive Plan for service to us following the completion of the Banner acquisition. Under the Retention Incentive Plan, which we assumed in connection with the Banner acquisition, Dr. Fatmi received US$701,354 as an incentive to remain employed by Banner through the closing date of the Banner acquisition and received an additional US$136,472 as an incentive to remain employed by us through the four months following the closing date. VION Holding N.V. reimbursed us for all payments made to Dr. Fatmi under the Retention Incentive Plan. Because the US$136,472 payable to Dr. Fatmi under the Retention Incentive Plan was in respect of services rendered to us following the completion of the Banner acquisition, and not for services to Banner or VION, we have included this amount as bonus compensation in the Summary Compensation Table.
(3)	The amounts shown in this column represent the aggregate grant date fair value of awards granted during Fiscal 2013 or Fiscal 2012, as applicable, computed in accordance with Financial Accounting Standards Board Accounting Standard Codification Topic 718 and do not reflect the compensation actually received by the named executive officer. These award values have been determined based on certain assumptions, which are described in the Notes to our consolidated financial statements included in our Annual Report on Form 10-K for the Fiscal year ended October 31, 2013 filed with the SEC on January 10, 2014, as amended January 13, 2014.
(4)	The amounts shown in this column for each of our named executive officers represent bonuses paid under our 2013 Bonus Plan. With respect to Dr. Fatmi, the amount also includes the pro-rated amount of US$1,359 earned during the Company’s Fiscal 2013, out of a total of US$35,336 of additional bonuses that Dr. Fatmi earned under bonus arrangements that we assumed from Banner in connection with the acquisition. Ms. Mancuso’s employment with the Company ended on July 10, 2013. Since she was not employed with us at the time of payout, she was not eligible to receive any amounts under the 2013 Bonus Plan. See “– Short-Term Incentive – Annual Cash Incentive Bonus.”
(5)	The amounts shown in this column represent company matching contributions to the 401(k) retirement plan, the cost of supplemental health and insurance benefits, life insurance premiums, the cost of automobile allowances, relocation expenses, tax gross-ups, other perquisites or personal benefits and, with respect to Ms. Mancuso, severance payments. Details are provided below in “– All Other Compensation Table.”
(6)	Ms. Mancuso’s employment agreement provided that she would receive an annual base salary of 280,000 EUR. This table shows amounts earned by Ms. Mancuso until the termination date of July 10, 2013.
(7)	All amounts shown for Ms. Mancuso were paid in Euros and are presented in US$, based on an average exchange rate during Fiscal 2013 of 1.32 USD: 1.00 Euros.

All Other Compensation Table

The following table sets forth each component of the “All Other Compensation” column of the Summary Compensation Table for Fiscal 2013.

Name	Defined Contribution Plan Contributions (US$)(1)	Cost of Supplemental Health and Insurance Benefits and Life Insurance (US$)(2)	Cost of Automobile Allowance (US$)(3)	Relocation Expenses (US$)(4)	Other (US$)(5)	Tax Gross-Ups (US$)(6)	Total (US$)
James C. Mullen	—	16,403	—	—	—	1,481	17,884
Stuart Grant	—	16,288	—	52,646	—	43,165	112,099
Michael Lytton	8,269	16,403	—	52,646	—	1,481	26,154
Michael Lehmann	10,200.00	16,403	—	54,066	—	44,163	124,832
Aqeel Fatmi	7,961	5,872	11,340	—	—	—	25,174
Harry R. Gill, III	—	16,403	12,000	—	—	1,481	29,884
Antonella Mancuso	76,963	12,398	18,414	—	516,883	—	624,658

(1)	The amounts in this column for Messrs. Lehmann, Lytton and Dr. Fatmi represent matching contributions to their 401(k) retirement plans. The amount in this column for Ms. Mancuso represents the USD equivalent of mandatory company contributions to a pension plan and voluntary savings plan for executives (dirigenti) in Italy (Previndai).
(2)	The amounts in this column represent the incremental dollar value of medical, vision, dental, and long-term disability insurance premiums paid by us on behalf of our named executive officers in Fiscal 2013 above the amounts generally available to all employees, as well as supplemental health benefits, including enhanced medical benefits beyond those generally available to all employees, as well as the value of life insurance premiums paid for the benefit of our named executive officers. Some of these amounts are taxable benefits, which are “grossed-up” based on the individual’s applicable tax rate. For Ms. Mancuso, this amount also represents costs for mandatory National Collective Law Agreement healthcare programs including medical check-up, life, accidental death and disability.
(3)	Some of our named executive officers receive a car allowance to pay for automobile-related expenses. The amounts in this column reflect the cost of such allowances.
(4)	In Fiscal 2013, Messrs. Grant and Lehmann received benefits pursuant to our executive relocation program. These amounts are taxable benefits, which are “grossed-up” based on the individual’s applicable tax rate.
(5)	The amounts in this column for Ms. Mancuso include severance and termination payments in the amounts of 320,000 Euros, and mandatory statutory pension contributions of 43,775 Euros on the severance amounts. See “– Termination and Change in Control Benefits”. The amounts for Ms. Mancuso also include contributions in the amount of 27,712 Euros by our company to the Trattamento di Fine Rapporto, or TFR, which is a government-mandated program applicable to all employees in Italy that requires us to accrue and eventually pay such employees a lump sum upon termination of employment for any reason.
(6)	The amounts in this column represent tax gross-ups paid to our named executive officers in connection with relocation expenses and health benefits provided to them.
(7)	All amounts shown for Ms. Mancuso were paid in Euros and are presented in US$, based on an average exchange rate during Fiscal 2013 of 1.32 USD: 1.00 Euro.

Grants of Plan-Based Awards in Fiscal 2013

The following table provides information about stock options and non-equity incentive plan awards granted to our named executive officers in Fiscal 2013. All Company Options were granted under our stock option plan. Estimated possible payouts under non-equity incentive plan awards were based on our 2013 Bonus Plan. Our performance measures and financial results are discussed more fully in “– Compensation Discussion and Analysis.” Since Ms. Mancuso was not employed with us at the end of Fiscal 2013, she did not have any eligible earnings under the 2013 Bonus Plan and was therefore not eligible for any potential payments thereunder.

			Estimated Possible Payouts Under Non-Equity Incentive Plan Awards			All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards (CDN$/ Share)(5)	Grant Date Fair Value of Option Awards (US$)
Name	Grant Date	Approval Date(1)	Threshold (US$)(2)	Target (US$)(3)	Maximum (US$)(4)
James C. Mullen	—	—	450,000	900,000	1,800,000	—	—	—
Stuart Grant	—	—	96,750	193,500	387,000	—	—	—
Michael Lytton	—	—	90,000	180,000	360,000	—	—	—
Michael Lehmann	Dec. 21, 2012	Dec. 13, 2012	87,750	175,500	351,000	300,000	3.30	510,000
	June 6, 2013	May 31, 2013				50,000	5.74	148,500
Aqeel Fatmi(6)	Dec. 21, 2012	Dec. 14, 2012	55,466	110,931	221,862	90,000	3.30	153,000
Harry R. Gill, III	June 6, 2013	May 31, 2013	69,750	139,500	279,000	50,000	5.74	148,500
Antonella Mancuso(7)	—	—	—	—	—	—	—	—

(1)	This column indicates the dates on which our Board approved Company Options that could not be granted on the same day due to a blackout period in effect at that time.
(2)	There is no minimum amount payable under the 2013 Bonus Plan. No payout is earned with respect to a particular performance objective if we fail to achieve the threshold level of performance with respect to such objective. In addition, even if we meet minimum corporate financial metrics, the incentive payments under the 2013 Bonus Plan are subject to the individual executive’s personal performance multiplier, which could be 0% for a rating of less than “Meets Expectations.” The threshold amount is 50% of the target amount shown, and the amount shown in this column represents the amount payable under the 2013 Bonus Plan if the threshold levels are met for each corporate performance measure and a 1.0 personal performance multiplier is applied.
(3)	The amounts in this column represent the amounts payable under the 2013 Bonus Plan if we meet 100% of each of the three target corporate financial performance measures and a 1.0 personal performance multiplier is applied.
(4)	The maximum amount payable under the 2013 Bonus Plan is 200% of the executive’s target amount.
(5)	The exercise price displayed equals the closing price of our Restricted Voting Shares on the TSX on the date of grant.
(6)	The estimated possible payouts for Dr. Fatmi are based on a prorated portion of his annual base salary as he did not become employed by our Company until the closing of the Banner acquisition on December 14, 2012.
(7)	Ms. Mancuso’s employment with our Company ended on July 10, 2013. Since she was not employed with us at the time of payout, she was not eligible to receive any payments under our 2013 Bonus Plan.

Narrative Discussion of Summary Compensation Table and Grants of Plan-Based Awards Table

This section discusses certain plans and arrangements pursuant to which our named executive officers received the compensation reported in the Summary Compensation Table and Grants of Plan-Based Awards Table. For further information about the process for determining executive compensation, compensation decisions made for Fiscal 2013 and the relationships among different elements of compensation, see “– Compensation Discussion and Analysis.”

Employment Agreements

We have entered into employment agreements with each of our named executive officers that generally outline, among other things, the officer’s term of employment, initial base salary, signing bonus, initial option grants and performance bonus eligibility. Our named executive officers are generally entitled to participate in all benefit plans, including deferred compensation and retirement, welfare, perquisites, fringe benefit and life insurance plans, that may be in effect from time to time for senior executives generally. Additional information regarding the material terms of our employment agreements with each of our named executive officers, including information regarding initial option awards granted during Fiscal 2013, is described below. For information about the termination and change in control benefits provided for in these agreements, see “– Termination and Change in Control Benefits.”

James C. Mullen

Mr. Mullen’s employment agreement provides Mr. Mullen with an annual base salary of US$900,000, subject to revisions by our Board for increase only. Mr. Mullen is also eligible to receive a target performance bonus of up to 100% of his base salary based on achieving financial and other targets set by our Board and our CHR Committee. In addition, we granted Mr. Mullen an initial award of 5,000,000 Company Options on March 14, 2011. These options vest in five annual installments commencing on the first anniversary of the grant date and have a ten-year term. Mr. Mullen has entered into an Option Waiver and Termination Agreement, pursuant to which he has agreed to waive his rights to acceleration of his Company Options in connection with the Arrangement and to voluntarily terminate and cancel all 4,000,000 of his outstanding Company Options immediately prior to, but subject to the occurrence of, the Effective Time.

Stuart Grant

Mr. Grant’s employment agreement provides Mr. Grant with an annual base salary of US$430,000 and a target bonus of 45% of his annual base salary based on achieving predetermined financial and other targets set by our Chief Executive Officer and approved by the CHR Committee, which target bonus for Fiscal 2012 was pro-rated from the effective date of his agreement. In addition, we granted Mr. Grant an initial award of 425,000 Company Options on March 14, 2012. These Company Options vest in five annual installments commencing on the first anniversary of the grant date and have a ten-year term.

Michael E. Lytton

Mr. Lytton’s employment agreement provides Mr. Lytton with an annual base salary of US$400,000 per year, subject to review by our Chief Executive Officer, for increase only, and a target bonus of 45% of his annual base salary based on achieving predetermined financial and other targets set by our Chief Executive Officer.

Michael Lehmann

Mr. Lehmann’s employment agreement provides Mr. Lehmann with an annual base salary of US$390,000 per year, subject to review by our Chief Executive Officer, for increase only, and a target bonus of 45% of his annual base salary based on achieving predetermined financial and other targets set by our Chief Executive Officer. In addition, Mr. Lehmann was granted an initial award of 300,000 Company Options on December 21, 2012. These Company Options vest in five annual installments commencing on the first anniversary of the grant date and have a ten-year term. In connection with his interim appointment as Executive Vice President, Global Sales & Marketing in June 2013, we granted Mr. Lehmann an award of 50,000 Company Options on June 6, 2013. These options vest in five annual installments commencing on the first anniversary of the grant date and have a ten-year term. In addition, Mr. Lehmann was entitled to certain relocation benefits pursuant to our executive relocation program.

Aqeel Fatmi

Dr. Fatmi’s employment agreement provides Dr. Fatmi with an annual base salary of US$345,000 per year, subject to review by our Chief Executive Officer, for increase only, and a target bonus of 40% of his annual base salary based on achieving predetermined financial and other targets set by our Chief Executive Officer. In addition, Dr. Fatmi was granted an initial award of 90,000 Company Options on December 21, 2012. These options vest in five annual installments commencing on the first anniversary of the grant date and have a ten-year term. Dr. Fatmi is also eligible, at the discretion of our Board or our CHR Committee, to receive additional Company Options, including an additional grant for 100,000 Restricted Voting Shares on December 14, 2013. To-date, no such grant has been approved by our Board or CHR Committee. Dr. Fatmi is also entitled to a car allowance of US$1,080 per month. In addition, prior to and in connection with our entry into a definitive agreement to acquire Banner, Dr. Fatmi entered the Banner Change of Control Agreement. The Banner Change of Control Agreement required us to pay Dr. Fatmi a cash bonus equal to nine months’ base salary if Dr. Fatmi continued to be employed by our Company on December 14, 2013, the first anniversary of the Banner acquisition. Because Dr. Fatmi satisfied this condition of the Banner Change of Control Agreement, we will pay him this retention bonus in January 2014.

Harry R. Gill, III

Mr. Gill’s employment agreement, as amended, provides Mr. Gill with an annual base salary of US$350,000 (which was increased from US$285,000 when his agreement was amended in connection with the addition of environmental, health and safety to his role), subject to review by our Chief Executive Officer, for increase only, and a target bonus of 45% of his annual base salary (increased from 40% in connection with the addition of environmental, health and safety to his role) based on achieving predetermined financial and other targets set by our Chief Executive Officer. In addition, Mr. Gill was granted an initial award of 30,000 Company Options on September 13, 2010. These options vest in three annual installments commencing on the first anniversary of the grant date and have a seven-year term. In addition, Mr. Gill was paid a lump sum sign-on bonus of $50,000. In connection with the addition of environmental health and safety responsibilities to his role in June 2013, we granted Mr. Gill an award of 50,000 Company Options on June 6, 2013. These Company Options vest in five annual installments commencing on the first anniversary of the grant date and have a ten-year term. Mr. Gill is entitled to a car allowance of US$1,000 per month and certain relocation benefits pursuant to our executive relocation program.

Antonella Mancuso

Ms. Mancuso’s employment agreement, as amended, provided Ms. Mancuso with an annual base salary of 280,000 EUR (increased from 242,000 EUR in connection with her January 2012 promotion) and a target bonus of 45% based on achieving predetermined financial and other targets set by our Chief Executive Officer and approved by our CHR Committee.

Option Awards

During Fiscal 2013, we made option awards under our stock option plan. These option awards included an initial grant of 300,000 Company Options to our President, Global Pharmaceutical Development Services and Interim Executive Vice President, Global Sales & Marketing, Michael Lehmann, plus an additional grant of 50,000 Company Options when he was given the role of Interim Executive Vice President, Global Sales & Marketing; a grant of 90,000 Company Options to our Executive Vice President, Global Research & Development and Chief

Scientific Officer, Aqeel Fatmi; and a grant of 50,000 Company Options to our Senior Vice President Quality and Continuous Improvement, Mr. Gill. Each of these option grants vest in five annual installments commencing on the first anniversary of the grant date and have a term of ten years. Ms. Mancuso forfeited all of her unvested Company Options (361,602) on July 10, 2013, the date of her separation from our Company. The exercise price of Restricted Voting Shares subject to Company Options is determined at the time of grant. Our stock option plan provides that the exercise price may not be less than the closing price of the Restricted Voting Shares on the TSX (or on such other stock exchange in Canada or the United States on which Restricted Voting Shares may be then listed and posted) on the date of the grant.

Retirement Benefits

Our executives in locations outside the United States receive retirement benefits designed to be competitive with benefits provided to executives in comparable positions within their regions. As a senior executive in Italy during Fiscal 2013, Ms. Mancuso was covered under a national labor agreement for “Industrial Dirigenti,” which stipulates certain compensatory arrangements and benefits for industrial executives in Italy. One of the benefits mandated by the agreement is a voluntary defined contribution plan, Previndai, in which Ms. Mancuso participated and contributed during Fiscal 2013. We were required by Italian law to contribute a percentage of Ms. Mancuso’s pensionable pay to the Previndai plan, which is administered by third parties.

Outstanding Equity Awards as of October 31, 2013

			Option Awards
Name	Grant Date		Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price (CDN$ /share)	Option Expiration Date(1)
James C. Mullen	03/14/2011	(2)	1,000,000	(3)	3,000,000	(3)	2.62	03/13/2021

Stuart Grant	03/14/2012	(2)	85,000		340,000		1.85	03/13/2022
	06/18/2012	(4)	—		125,000		2.05	06/17/2022

Michael Lehmann	12/21/2012	(2)	—		300,000		3.30	12/20/2022
	06/06/2013	(2)	—		50,000		5.74	06/05/2023

Michael Lytton	06/15/2011	(2)	—		240,000		2.09	06/14/2021
	06/18/2012	(4)	—		175,000		2.05	06/17/2022

Aqeel Fatmi	12/21/2012	(2)	—		90,000		3.30	12/20/2022

Harry R. Gill, III	09/13/2010	(5)	18,000		12,000		2.45	09/13/2017
	06/18/2012	(4)	—		150,000		2.05	06/17/2022
	09/18/2012	(2)	20,000		80,000		3.29	09/17/2022
	06/06/2013	(2)	—		50,000		5.74	06/05/2023

Antonella Mancuso(6)	—		—		—		—	—

(1)	Company Options have either a seven-year or a ten-year term. Upon termination of employment, the recipient forfeits all rights to unvested options. In addition, depending on the nature of the termination and whether our CHR Committee exercises its discretion in certain circumstances, vested options generally expire on the earlier of the expiration date shown and between 12 and 24 months following termination if not exercised. As amended in March 2011, our stock option plan provides that the post-termination expiration period for vested options is generally between three and 12 months following termination.
(2)	This option grant vests in five equal installments of one-fifth on each of the first, second, third, fourth and fifth anniversaries of the grant date.

(3)	Mr. Mullen has entered into an Option Waiver and Termination Agreement pursuant to which he has agreed to waive his rights to the acceleration of his Company Options in connection with the Arrangement and to voluntarily terminate and cancel all 4,000,000 of his outstanding Company Options immediately prior to, but subject to the occurrence of, the Effective Time.
(4)	This option grant vests upon the earlier of (i) the Company’s achievement of US$175 million of Corporate Adjusted EBITDA during any fiscal year ending after the date of grant or (ii) the fifth anniversary of the grant date.
(5)	This option grant vests in three equal installments of one-third on each of the first, second and third anniversaries of the grant date.
(6)	Ms. Mancuso forfeited all of her unvested option awards on July 10, 2013, the date of her separation from the Company.

Option Exercises and Stock Vested During Fiscal 2013

	Option Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise (US$)
James C. Mullen(1)	1,000,000	607,103
Michael E. Lytton(2)	160,000	419,922
Antonella Mancuso(3)	223,398	310,100

(1)	Mr. Mullen exercised 1,000,000 Company Options at CDN$2.62, on December 21, 2012, when the closing price of our Restricted Voting Shares was CDN$3.22, based on the exchange rate in effect at the close of December 20, 2012 of CDN$1 to US$0.9883.
(2)	Mr. Lytton exercised 80,000 Company Options at CDN$2.09, on January 4, 2013, when the closing price of our Restricted Voting Shares was CDN$3.64, based on the exchange rate in effect at the close of January 3, 2013 of CDN$1.00 to US$0.9853 and 80,000 Company Options at CDN$2.09, on July 15, 2013, when the closing price of our Restricted Voting Shares was CDN$3.91, based on the exchange rate in effect at the close of July 14, 2013 of CDN$1.00 to US$1.0392.
(3)	Ms. Mancuso exercised 49,748 Company Options at CDN$3.25, 50,000 Company Options at CDN$2.58, 42,000 options at CDN$2.59, 45,600 Company Options at CDN$2.60 and 13,250 Company Options at CDN$1.85, all on April 3, 2013, when the closing price of our Restricted Voting Shares was CDN$3.91, based on the exchange rate in effect at the close of April 2, 2013 of CDN$1 to US$1.0143 and 22,800 Company Options at CDN$2.60 on June 27, 2013, when the closing price of our Restricted Voting Shares was CDN$5.90, based on the exchange rate in effect at the close of June 26, 2013 of CDN$1 to US$1.0467.

Termination and Change in Control Benefits

The following contracts, agreements, plans and arrangements provide for payments to the applicable named executive officers at, following or in connection with either (i) certain terminations of employment or (ii) a change in control of our Company. The specific payments that may be made to our named executive officers under such contracts, agreements, plans and arrangements in connection with the Arrangement are discussed above under “Special Factors – Golden Parachute Compensation” beginning on page 91.

Stock Option Awards

Our stock option plan includes change in control provisions. Under our stock option plan, a change in control means the occurrence of either of the following: (i) any person, other than JLL, becomes a beneficial owner of more than 30% of the voting power of our then outstanding securities entitled to vote generally in the election of directors (with certain exceptions); or (ii) the consummation of a merger, amalgamation, arrangement, business combination, reorganization or consolidation or sale or other disposition of substantially all of the assets of our Company, with certain exceptions. Under the terms of the options granted beginning in Fiscal 2011, a change in control means the occurrence of any of the following: (i) any person other than JLL becomes a beneficial owner of more than 50% of the voting power of our then outstanding securities entitled to vote generally in the election of directors; (ii) our shareholders’ approval of a dissolution or liquidation of our Company; (iii) the consummation of a reorganization, merger, consolidation or amalgamation to which our Company is a party and, as a result of which, persons other than the Shareholders of our Company immediately prior to such reorganization, merger, consolidation or amalgamation cease to own at least 50% of the voting power of the then outstanding voting securities of the surviving corporation in such reorganization, merger, consolidate or amalgamation entitled to vote generally in the election of directors; (iv) the sale or other disposition of all or substantially all the assets of our Company; and (v) a majority of the seats of our Board, other than vacant sets, are held by persons who were not directors at the option’s grant date and were neither (A) nominated for election by our Board nor (B) appointed by directors so nominated.

In the event of a change in control, each Company Option granted and outstanding under our stock option plan will become immediately exercisable, even if such Company Option is not otherwise vested or exercisable in accordance with its terms. Further, in the event of a change in control or potential change in control, our Board will have the power, subject to restrictions on amendments for which shareholder approval is required, to change the terms of the options as it considers fair and appropriate in the circumstances.

If the Arrangement is consummated, each Company Option outstanding immediately prior to the Effective Time that has an exercise price per Restricted Voting Share that is less than US$9.32 shall be deemed to be vested and shall be acquired for cancellation by the Company (free and clear of any liens) in exchange for a cash payment from the Company per Restricted Voting Share equal to the Option Consideration, determined pursuant to the Arrangement Agreement, and the holder of such Company Option shall thereafter only have the right to receive the Option Consideration, less amounts withheld and remitted.

Each Company Option that has an exercise price that is equal to or greater than US$9.32 per Restricted Voting Share shall be cancelled without consideration.

Our stock option plan (and any previous amendments and restatements of such plan) and all Company Options thereunder, and any related agreements, shall be terminated and neither the Purchaser nor the Company, nor any other person, shall have any liabilities or obligations with respect thereto, except for the payment of the Option Consideration.

Employment Agreements

Our employment agreements with our named executive officers contain certain provisions relating to benefits our named executive officers may receive if they are terminated or if we experience a change in control. In general, our named executive officers (other than Ms. Mancuso) are only entitled to receive severance benefits under their employment agreements if they execute and do not revoke a waiver and release drafted by us within a prescribed time following termination of employment. In addition, the employment agreements with each of our named executive officers (other than Ms. Mancuso) include requirements related to confidentiality, non-solicitation and noncompetition. The non-solicitation and noncompetition requirements extend for 12 months following each named executive officer’s termination of employment (24 months for Mr. Mullen). Set forth below is a summary of the material termination and change in control provisions of each named executive officer’s employment agreement.

James C. Mullen

Mr. Mullen’s employment agreement provides that if we terminate his employment without Cause, or if he terminates his employment for Good Reason, we are required to pay him severance equal to two years of his then current base salary, payable in 24 equal monthly installments. In addition, with respect to the initial grant to Mr. Mullen of 5,000,000 Company Options, if we experience a Change in Control (as defined on page 124 below), the unvested portion of Mr. Mullen’s options would become immediately vested and exercisable and remain in force for the duration of their original term. In addition, if we terminate his employment without Cause, for incapacity or for death, or if he terminates his employment for Good Reason, a pro-rata portion of such options in which he would have become vested on the following anniversary of the effective date of his agreement will become immediately vested and exercisable on the date of his termination. If Mr. Mullen is terminated under circumstances entitling him to accelerated vesting of his options, he will be permitted to exercise his vested options within three months after the date of such termination. Mr. Mullen’s right to severance benefits is contingent upon his continued compliance with the confidentiality, non-disparagement, non-solicitation and non-competition provisions of his employment agreement.

Mr. Mullen has entered into an Option Waiver and Termination Agreement pursuant to which he has agreed to waive his rights to the acceleration of his Company Options in connection with the Arrangement and to voluntarily terminate and cancel all 4,000,000 of his outstanding Company Options immediately prior to, but subject to the occurrence of, the Effective Time.

Stuart Grant

Mr. Grant’s employment agreement provides that if we terminate his employment without Cause, or if he terminates his employment for Good Reason, we are required to pay him severance equal to his annual base salary, plus an amount determined by our CHR Committee in its sole discretion to reflect the annual incentive Mr. Grant would have otherwise earned during the year in which the termination occurs, in 12 equal monthly payments. In addition, if such termination occurs during the six-month period following a Change in Control, the unvested portion of the Company Options granted to Mr. Grant under his employment agreement will become immediately vested and exercisable.

Michael E. Lytton

Mr. Lytton’s employment agreement, as amended, provides that if we terminate his employment other than for Cause or if he terminates his employment for Good Reason, we are required to pay him severance equal to his annual base salary, plus any performance bonus for periods of service completed prior to the date of termination, in 12 equal monthly payments. Upon the occurrence of a Change in Control, Mr. Lytton’s unvested Company Options will, to the extent provided in our stock option plan and the applicable award agreement, become immediately vested and exercisable and remain exercisable for the remaining term of such option without regard to Mr. Lytton’s termination of employment.

Michael Lehmann

Mr. Lehmann’s employment agreement provides that if we terminate his employment without Cause, or if he terminates his employment for Good Reason, we are required to pay him severance equal to his annual base salary, in 12 equal monthly payments. Upon the occurrence of a Change in Control, Mr. Lehmann’s unvested Company Options will, to the extent provided in our stock option plan and the applicable award agreement, become immediately vested and exercisable and remain exercisable for the remaining term of such option without regard to Mr. Lehmann’s termination of employment.

Aqeel Fatmi

Dr. Fatmi’s employment agreement provides that if we terminate his employment without Cause, or if he terminates his employment for Good Reason, we are required to pay him severance equal to his annual base salary, in 12 equal monthly payments. Upon the occurrence of a Change in Control, Mr. Fatmi’s unvested Company Options will, to the extent provided in our stock option plan and the applicable award agreement, become immediately vested and exercisable and remain exercisable for the remaining term of such option without regard to Dr. Fatmi’s termination of employment.

Harry Gill

Mr. Gill’s employment agreement provides that if we terminate his employment without Cause, we are required to pay him severance equal to his annual base salary, plus an amount determined by the President of North America Operations in his sole discretion to reflect the annual incentive Mr. Gill would have otherwise earned during the year in which the termination occurs, in 12 equal monthly payments. In addition, if Mr. Gill elects COBRA continuation coverage for any of the group health benefits in which he was enrolled on the termination date, for the first 12 months after termination, we are required to pay the amounts necessary so that Mr. Gill’s cost for such group health plan coverage is the same as it would have been had he remained employed.

Antonella Mancuso

Ms. Mancuso’s employment agreement, as amended, provided that her employment could be terminated in accordance with the provisions of the National Bargaining Agreement then in force for executives of industrial companies in Italy.

Ms. Mancuso resigned from her employment with us as of July 10, 2013. In accordance with the terms of her separation agreement, Ms. Mancuso received €320,091 in cash in satisfaction of the amounts payable to her under her employment agreement.

For purposes of the employment agreements with our named executive officers, other than Ms. Mancuso, the terms below have the following meanings, as applicable:

•	“Cause” means the determination, in good faith, by our Board, after notice to the executive officer and, if curable, a reasonable opportunity to cure, that one or more of the following events have occurred: (i) the executive officer has failed to perform his material duties, and such failure has not been cured after a period of 30 days’ notice from us; (ii) any reckless or grossly negligent act by the executive officer having the effect of injuring the interests, business or reputation of any member of our Affiliated Group; (iii) the executive officer’s commission of any felony (including entry of a nolo contendere plea); (iv) any misappropriation or embezzlement of the property of any member of our Affiliated Group; or (v) breach by the executive officer of any material provision of his employment agreement. Under Messrs. Mullen’s, Grant’s, Lehmann’s and Lytton’s and Dr. Fatmi’s employment agreements, such breach of a material provision must, if curable, remain uncured for a period of 30 days after receipt by him of written notice from us of such breach, which notice must contain the specific reasonable cure requested, in order to constitute “Cause.”

•	“Change in Control” means any of the following events: (i) any person, other than JLL, becomes a beneficial owner of more than 50% of the voting power of our then outstanding securities entitled to vote generally in the election of directors; (ii) consummation of a merger or consolidation of our Company or any of our direct or indirect subsidiaries with any other company (with certain exceptions); or (iii) shareholder approval of complete liquidation or dissolution of our Company or disposition by us of all or substantially all of our assets.

•

“Good Reason” means the occurrence of any of the following events without the executive officer’s consent: (i) a material reduction in the executive officer’s duties or responsibilities or the assignment to the executive officer of duties materially inconsistent with his position; or (ii) a material breach by us of the executive officer’s employment agreement. A termination of the executive officer’s employment by him is not deemed to be for Good Reason unless (i) he gives notice to us of the existence of the event or condition constituting Good Reason within 30 days after such event or condition initially occurs or exists; (ii) we fail to cure such event or condition within 30 days after receiving such notice; and (iii) his “separation from service” within the meaning of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), occurs not later than 90 days after such event or condition initially occurs of exists. Under Mr. Mullen’s employment agreement, “Good Reason” also includes removal of him from his position. Mr. Mullen’s agreement also provides that no termination for Good Reason is effective unless (i) he gives us written notice within 60 days of becoming aware of the initial occurrence of the event or condition constituting Good Reason and the specific reasonable cure requested by him; (ii) we have failed to cure such event or condition within 30 days of receiving such notice; and (iii) he resigns within three months of the initial occurrence. Furthermore, Mr. Mullen may not resign for Good Reason if, on the date of notice to us, (i) grounds exist for his termination by us for Cause or (ii) he has already given us notice of (a) the non-renewal of his agreement at the end of its term or (b) his intention to resign without Good Reason.

Potential Payments upon Termination or Change in Control

The following table summarizes the estimated amounts payable to each named executive officer (other than Ms. Mancuso, whose actual payment paid in connection with her termination is discussed above) in the event of a termination of employment or change in control, or both. For estimates based on or otherwise related to the Arrangement, see the section of this Proxy Statement entitled “Golden Parachute Compensation.”

For details on the specific payments that may be made to our named executive officers under such in connection with the Arrangement see “Special Factors – Golden Parachute Compensation” beginning on page 91.

We have noted below the other material assumptions used in calculating the estimated payments under each triggering event. The actual amounts that would be paid to a named executive officer upon termination of employment can only be determined at the time an actual triggering event occurs.

Name	Triggering Event(1)	Severance (US$)(2)	Bonus (US$)(2)	Equity (US$)(4)		Total (US$)
James C. Mullen	Death/Disability	—	—	5,593,600		5,593,600
	Other than for Cause/ For Good Reason	1,800,000	—	2,796,800		4,596,800
	Change in Control	1,800,000	—	8,390,400	(3)	10,190,400	(3)

Stuart Grant	Other than for Cause/ For Good Reason	430,000	36,281	297,942		764,223
	Change in Control	430,000	36,281	1,606,918		2,073,199

Michael Lehmann	Other than for Cause/ For Good Reason	390,000	—	—		390,000
	Change in Control	390,000	—	651,360		1,041,360

Michael Lytton	Other than for Cause/ For Good Reason	400,000	33,750	—		433,750
	Change in Control	400,000	33,750	1,369,466		1,803,216

Aqeel Fatmi	Other than for Cause/ For Good Reason	283,505	—	—		283,505
	Change in Control	283,505	—	195,408		478,913

Harry R. Gill, III	Other than for Cause/ For Good Reason	332,734	26,156	96,766		455,655
	Change in Control	332,734	26,156	708,050		1,066,940

(1)	The triggering event is termination from employment as described in the preceding section except that, in the case of a Change in Control, the triggering event is termination other than for Cause (or without cause) or for Good Reason following a Change in Control (double-trigger) for all elements except equity (as the value of accelerated vesting occurs upon a Change in Control regardless of whether employment is terminated).
(2)	The values shown represent the payments that could have been made to our named executive officers pursuant to their respective employment agreements. These amounts are based on the named executive officer’s base salary in effect as of October 31, 2013 and, with respect to Mr. Gill, the cost of COBRA continuation benefits of $20,734. See “– Employment Agreements.”
(3)	This amount does not take into account the Option Waiver and Termination Agreement entered into by Mr. Mullen in connection with the Arrangement. See “Special Factors – Golden Parachute Compensation”.
(4)	Equity amounts upon Change in Control represent the option gain on the disposition of previously unvested options following accelerated vesting on October 31, 2013.

Director Compensation for Fiscal 2013

Name	Fees Earned or Paid in Cash (US$)(1)	Stock Awards (US$)(2)		Total (US$)
Joaquín B. Viso	$80,500	$32,000		$112,500
Derek J. Watchorn(3)(4)	$128,220	$32,000		$160,220
Paul S. Levy(5)(6)	$73,000	—	(7)	$73,000
Daniel Agroskin(6)	$25,000	—	(7)	$25,000
Brian G. Shaw(4)	$134,437	$32,000		$166,437
David E. Sutin(4)	$109,937	$32,000		$141,937
Michel Lagarde(6)	$55,500	—	(7)	$55,500
Nicholas O’Leary(6)	$15,000	—	(7)	$15,000

(1)	Amounts in this column represent fees earned or paid in cash. For Messrs. Viso, Watchorn, Shaw and Sutin, such amounts include US$35,000 in retainer fees elected to be received in DSUs.
(2)	These stock awards represent the value of DSUs credited to our directors for Board retainers. See “Executive Compensation – Discussion of Director Compensation Table”.
(3)	As of October 31, 2013, Mr. Watchorn held an aggregate of 10,000 Company Options outstanding. There were no other stock option awards outstanding as of October 31, 2013 for any of our directors
(4)	Amounts in this column also represent Independent Committee retainers of CDN$80,000 for Mr. Watchorn and CDN$62,500 for Messrs. Shaw and Sutin. Amounts are based on the annual average exchange rate of US$0.9590 per CDN$1.00 in effect at the close of October 31, 2013.
(5)	Mr. Levy receives an annual Chairman’s Retainer of US$140,000 which includes US$67,000 he elected to be received in DSUs and the balance in cash. On November 18, 2013, Mr. Levy forfeited all of his DSUs pursuant to the Deferred Share Unit Forfeiture Agreement. See Note 6 below.
(6)	On November 18, 2013, four of our directors, Messrs. Levy, Lagarde, Agroskin and O’Leary, forfeited all of their DSUs pursuant to Deferred Share Unit Forfeiture Agreements executed by each of them, as they were ineligible to receive DSUs as employees of an Affiliate (as such term is defined in the DSU Plan) of the Company.
(7)	In Fiscal 2013, each of Messrs. Levy, Lagarde, Agroskin and O’Leary were credited with DSUs with a value of US$32,000 in connection with their service as directors. Pursuant to the Deferred Share Unit Forfeiture Agreements discussed in Note 6 above, Messrs. Levy, Lagarde, Agroskin and O’Leary such DSUs have been cancelled and they will not receive any payment related to such DSUs or any other DSUs previously granted to them.

Discussion of Director Compensation Table

Our compensation program for non-employee directors consists of (i) cash retainers and fees and (ii) DSUs granted pursuant to a the DSU Plan, all as more fully described below.

Cash Retainers and Fees

Each non-employee director of our Company, other than the Chair of our Board, is entitled to receive an initial retainer upon appointment or election to our Board; an annual Board retainer; retainers for chairing or serving on Board committees, if applicable; and meeting attendance fees, as applicable, for attending Board and standing Board committee meetings. The Chair of our Board is entitled to receive an initial retainer upon appointment or election to the Board; an annual chairperson retainer; and retainers for chairing or serving on Board committees, if applicable. Certain of these amounts are either required to be, or may be, paid in the form of DSUs under the terms of the DSU Plan. The following table summarizes the retainers and fees to which our non-employee directors are entitled, including the amounts paid in cash and/or DSUs.

Position	Retainer/Meeting Fees
Initial Retainer (upon being appointed or elected to our Board)	US$32,000	(1)
Annual Board Retainer	US$67,000	(2)
Annual Chair’s Retainer	US$140,000	(3)
Annual Standing Committee Chair Retainer
Chair of Audit Committee	US$14,000	(4)
Chair of Other Standing Board Committee	US$5,000	(4)
Annual Standing Committee Member Retainer
Member of Audit Committee	US$6,000	(4)
Member of Other Standing Board Committee	US$4,000	(4)
Monthly Independent Committee Retainer
Chair of Independent Committee	CDN$16,000	(5)
Member of Independent Committee	CDN$12,500	(5)
Board and Standing Committee Meeting Attendance Fees	1,500	(6)

(1)	For each Eligible Director (as defined below), this amount is payable entirely in DSUs.
(2)	US$32,000 of this amount is payable in DSUs to each Eligible Director, and the remainder is payable in cash or DSUs at the election of such director. See “Executive Compensation – Deferred Share Unit Plan”.
(3)	US$67,000 of this amount is payable in cash or DSUs at the election of the Chair (if an Eligible Director), and the remainder is payable in cash.
(4)	This amount is payable entirely in cash.
(5)	This amount reflects the amount payable on a monthly basis for service on our Independent Committee and is payable entirely in cash.
(6)	This amount is payable entirely in cash. The Chair of our Board is not entitled to any meeting attendance fees for Board or committee meetings.

Deferred Share Unit Plan

The DSU Plan was first approved by our Board on February 22, 2008 and was amended on March 27, 2008. The purposes of the DSU Plan are to (i) promote a greater alignment of interests between our directors and our shareholders and (ii) provide a compensation system for directors that, together with our other director compensation mechanisms, is reflective of the responsibility, commitment and risk accompanying Board membership and the performance of duties required of the various committees of our Board. Only our directors who are not our employees or employees of any of our affiliates, including any non-executive Chair of our Board (each an “Eligible Director”) are eligible to participate in the DSU Plan. The DSU Plan is administered by our CHR Committee.

Under the DSU Plan, each Eligible Director (other than the Chair of our Board) will receive in DSUs (i) an initial retainer fee for serving as a director payable on initiation of the DSU Plan or on being elected or appointed a director (the “Initial Retainer”) and (ii) a base retainer in respect of each fiscal year (the “Base Retainer”). In addition, each Eligible Director may elect to receive an annual retainer for serving as a director (the “Annual Retainer”) or an annual chairman’s retainer (the “Chair’s Retainer”), as applicable, in the form of DSUs or cash or any combination thereof.

DSUs allocated to an Eligible Director pursuant to the DSU Plan are credited to an account maintained by us on the last day of each fiscal quarter in which the remuneration provided in DSUs accrued. The number of DSUs is determined by dividing the remuneration provided in DSUs by the “Market Price” on the particular payment day. The “Market Price” is defined to mean, in respect of any date, the weighted-average price at which our Restricted Voting Shares have traded on the TSX during the two trading days immediately prior to such date. If any dividends are paid on our Restricted Voting Shares, an Eligible Director will be credited with dividend equivalents in respect of the DSUs credited to his account as of the record date for payment of dividends, which dividend equivalents will be converted into additional DSUs. DSUs are fully vested upon being credited to an Eligible Director’s account.

An Eligible Director will be paid the value of the DSUs credited to his account on voluntary resignation or retirement, death or disability, removal from our Board whether by shareholder resolution or failure to be re-elected, and in the case of an Eligible Director who is a U.S. taxpayer, on the date on which he has a “separation from service” within the meaning of the Code. Each DSU represents the right to receive a payment for such DSU equal to the Market Price on the redemption date applicable to such DSU.

Under the current compensation program, our Board approved the Initial Retainer of $32,000 (to be paid in DSUs), the Base Retainer of $32,000 (to be paid in DSUs) and the Annual Retainer of $35,000 (to be paid in cash or DSUs) for Eligible Directors other than the Chair of our Board. Our Board approved the Chair’s Retainer of $140,000 ($67,000 of which to be paid in cash or DSUs) for the Chair of our Board.

During Fiscal 2013, a total of 117,950.96 DSUs were credited to Eligible Directors under the DSU Plan. As of October 31, 2013, a total of 862,962.44 DSUs were outstanding.

On November 18, 2013, four of our directors, Messrs. Levy, Lagarde, Agroskin and O’Leary, forfeited all of their respective DSUs pursuant to Deferred Share Unit Forfeiture Agreements executed by each of them, because they were ineligible to receive DSUs as employees of an Affiliate (as such term is defined in the DSU Plan) of the Company.

Equity Compensation Plan Information

The following table sets forth aggregate information regarding our equity compensation plans as of October 31, 2013. The only equity compensation plan that we currently maintain is our Stock Option Plan, pursuant to which we may grant options to purchase our Restricted Voting Shares to eligible persons.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b) (Canadian $)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	11,017,225	$2.72	2,123,809
Equity compensation plans not approved by security holders	—	—	—

Total	11,017,225	$2.72	2,123,809

Voting Agreements

In connection with the Arrangement Agreement, JLL LLC 1, James C. Mullen, Michael E. Lytton and Meghan Lytton, jointly, Brian G. Shaw, David E. Sutin, Joaquin B. Viso and Olga Lizardi, jointly, DJW Investment Holdings Limited and Derek J. Watchorn (each, a “Supporting Shareholder” and collectively, the “Supporting Shareholders”) entered into the Voting Agreements, whereby each Supporting Shareholder agreed to vote all of the Restricted Voting Shares beneficially owned by such Supporting Shareholder in favor of:

•	approving the Arrangement Resolution; and

•	approving any other matter necessary or desirable for the consummation of the Arrangement or the transactions contemplated by the Arrangement Agreement.

In addition, each Supporting Shareholder has agreed to vote all of the Restricted Voting Shares beneficially owned by such Supporting Shareholder against:

•	any merger agreement or merger, consolidation, combination, sale or transfer of a material amount of assets, amalgamation, plan of arrangement, reorganization, recapitalization, dissolution, liquidation or winding up of or by Patheon or any other Acquisition Proposal, as defined below under “The Arrangement Agreement – Non-Solicitation of Transactions; Changes to Recommendation”, other than the Arrangement or transactions contemplated by the Arrangement Agreement;

•	any amendment of Patheon’s charter document or bylaws or other proposal or transaction, involving Patheon or any of its subsidiaries, which amendment or other proposal or transaction would in any manner delay, impede, frustrate, prevent or nullify the Arrangement or any of the transactions contemplated by the Arrangement Agreement or change in any manner the voting rights of holders of Restricted Voting Shares; and

•	any action, agreement, transaction, or proposal that would result in a breach of any representation, warranty, covenant, agreement or other obligation of Patheon in the Arrangement Agreement or of the respective Supporting Shareholder under the Voting Agreement or otherwise impede interfere with, delay, postpone, discourage, or adversely affect the consummation of the Arrangement or any of the transactions contemplated by the Arrangement Agreement.

Each Supporting Shareholder also agreed:

•	not to take any other action, directly or indirectly, which could reasonably be regarded as likely to reduce the success of, or delay or interfere with the completion of, the Arrangement and the other transactions contemplated by the Arrangement Agreement and the Voting Agreements;

•	not to do indirectly what may not be done directly with respect to certain covenants contained in the Voting Agreement, including the agreements to vote described above;

•	not to, directly or indirectly, exercise or cause to be exercised any rights of appraisal or dissent or otherwise oppose in any manner the treatment of the Restricted Voting Shares beneficially owned by such Supporting Shareholder pursuant to the Arrangement;

•	not to requisition or join in the requisition of any meeting of Shareholders;

•	to provide Patheon or the Purchaser, upon request, with evidence that the Supporting Shareholder has complied with his, her or its obligations to vote in favour of the approval, consent, ratification and adoption of the Arrangement and the Arrangement Resolution and not to revoke any voting instructions or proxy executed and delivered in respect thereto; and

•	to allow certain disclosures of the matters contemplated by the Voting Agreement.

Each Supporting Shareholder has agreed not to transfer any of his, her or its Restricted Voting Shares during the term of his, her or its respective Voting Agreement, other than pursuant to the Arrangement Agreement. Each

Voting Agreement shall terminate upon the earliest of written agreement of the Purchaser, Patheon and the respective Supporting Shareholder to terminate such agreement, the Arrangement Agreement being terminated in accordance with its terms, or the Effective Time of the Arrangement.

In addition, each of the Supporting Shareholders who is a director or officer of the Company (or a spouse thereof) agreed to certain covenants restricting, among other things, such Supporting Shareholder’s ability to solicit, assist, initiate, knowingly encourage or otherwise facilitate any inquiry, proposal or offer that constitutes an Acquisition Proposal. Under the terms of the Voting Agreements with persons who are directors or officers of the Company, the parties agreed that nothing in the applicable Voting Agreement is intended to restrict the applicable Supporting Shareholder’s discretion to act in a manner consistent with all fiduciary obligations imposed on such Supporting Shareholder in his or her capacity as an officer or director of Patheon.

Under the Voting Agreement entered into by JLL LLC 1, JLL LLC 1 waived certain rights under an investor agreement, dated April 27, 2007, between JLL LLC 1 and Patheon (the “Investor Agreement”) with respect to its rights to approve the Arrangement or the other transactions contemplated by the Arrangement Agreement. See “Interests of Informed Persons in Material Transactions Other than the Arrangement – Arrangements with JLL Parties – Investor Agreement; – Special Approval Rights” for more information regarding the Investor Agreement.

The directors and executive officers of the Company who entered into the Voting Agreements are identified under the heading “Special Factors – Voting Agreements”. As of November 19, 2013 (the date on which the Arrangement was announced) the parties to the Voting Agreements owned approximately 20.45% of the total outstanding Restricted Voting Shares that are eligible to vote in the Majority-of-the-Minority Vote and the parties to the Voting Agreements in aggregate own approximately 66.08% of all outstanding Restricted Voting Shares.

Sources of Funds

We estimate that the total amount of funds necessary to consummate the Arrangement, including the prepayment of approximately US$618 million of indebtedness and payment of related fees and expenses and the acquisition of the partnership interests in JLL Fund V, will be approximately US$2.1 billion. We expect this amount to be funded through a combination of the following:

•	equity financing of up to US$462 million (including US$310 million to be provided by affiliates of the JLL Parties);

•	up to an aggregate of US$1,850.0 million from debt financing; and

•	approximately US$50.0 million of cash on hand at Patheon.

The Purchaser has obtained the equity and debt financing commitments described below. The funding under those commitments is subject to conditions, including conditions that do not relate directly to the Arrangement Agreement. The Purchaser has represented to Patheon that, subject to the satisfaction of the conditions to such commitments, it will have sufficient committed equity and debt financing to complete the transaction. Although obtaining the equity or debt financing is not a condition to the completion of the Arrangement, the failure of the Purchaser to obtain sufficient financing would result in the failure of the Arrangement to be completed. However, pursuant to the Arrangement Agreement, the Company has the right to specifically enforce the Purchaser’s obligations to enforce the terms of the Debt Commitment Letter entered into with the Lenders and the Equity Commitment Letter under the circumstances described under “The Arrangement Agreement – Injunctive Relief; Specific Performance and Remedies” beginning on page 190. Under certain circumstances, the Purchaser’s inability to obtain the financing is likely to result in the Purchaser’s obligation to pay to Patheon a fee of US$49.255 million as described under “The Arrangement Agreement – Termination Fees” beginning on page 189. JLL Fund VI and DSM have guaranteed the payment of such fee in pro-rata portions as described under “Special Factors – Limited Guarantees” beginning on page 136 below.

Equity Financing

The Purchaser has received equity financing commitments for the transactions contemplated by the Arrangement, the aggregate proceeds of which will be used by the Purchaser to fund a portion of its obligations under the Arrangement Agreement. JLL Fund VI, JLL Partners Fund V, L.P. and JLL Associates V (Patheon), L.P. (collectively the “Sponsors”) have committed to capitalize JLL Holdco with an aggregate equity contribution in an amount of US$310 million, and JLL Holdco has committed to capitalize Purchaser with an equity contribution in an amount of US$462 million, in each case on or prior to the time specified in the Arrangement Agreement and on the terms and subject to the conditions set forth in the Equity Commitment Letter, dated as of November 18, 2013 (the “Equity Commitment Letter”).

The Sponsors’ equity commitments under the Equity Commitment Letter are made severally and not jointly. Of the aggregate commitment amount of US$310 million, JLL Fund VI has committed to contribute US$200 million, JLL Partners Fund V, L.P. has committed to contribute US$50 million and JLL Associates V (Patheon), L.P. has committed to contribute US$60 million by contributing its existing general partnership interest in JLL Fund V pursuant to the Contribution Agreement.

JLL Holdco represented and warranted to the Purchaser in the Equity Commitment Letter that it has available and will continue to have available sufficient commitments from the Sponsors and certain co-investors to fund the entire amount of its commitment in accordance with the Equity Commitment Letter.

Patheon is an express third-party beneficiary of the Equity Commitment Letter in the limited circumstances specified in the Arrangement Agreement in which Patheon is entitled to seek specific performance of the Purchaser’s obligation to cause the financing contemplated by the Equity Commitment Letter to be funded.

The Sponsors’ and JLL Holdco’s equity commitment is generally subject to the conditions that (i) all conditions under the Debt Commitment Letter or any successor debt financing (other than the condition to make the equity contribution) have been satisfied or waived (ii) all conditions to the Purchaser’s obligation to complete the Arrangement under the Arrangement Agreement (other than the deposit of the Consideration and any conditions that, by their terms, cannot be satisfied until the Effective Date, but subject to such conditions actually being satisfied at the Effective Date) shall have been satisfied or waived and (iii) the Arrangement Agreement has not been terminated. JLL Holdco’s obligations to provide the equity financing pursuant to the Equity Commitment Letter will terminate upon the earlier of the date on which the Arrangement Agreement is terminated in accordance with its terms and the consummation of the transactions contemplated by the Arrangement Agreement. All obligations of the Sponsors and JLL Holdco will expire automatically six months after the termination of the Arrangement Agreement in accordance with its terms, except with respect to claims filed by JLL Holdco, the Purchaser or Patheon prior to such six month anniversary seeking to enforce the Sponsors’ or JLL Holdco’s obligations thereunder. At the closing of the Arrangement, JLL Partners Fund VI (Patheon), L.P. and JLL Partners Fund V (New Patheon), L.P. are expected to fund the portion of the equity financing for which JLL Fund VI and JLL Partners Fund V, L.P. have provided equity commitments under the Equity Commitment Letter and, accordingly, will own a pro-rata portion of the Purchaser based on their limited partnership interests in JLL Holdco as of the closing of the Arrangement.

Debt Financing

In connection with the Arrangement Agreement, the Purchaser has obtained a debt commitment letter (the “Debt Commitment Letter”) dated as of November 18, 2013, from UBS AG, Stamford Branch, UBS Securities LLC, JPMorgan Chase Bank, N.A., J.P. Morgan Securities LLC, Jefferies Finance LLC, KeyBank National Association, KBCM Bridge LLC, and Morgan Stanley Senior Funding, Inc. (collectively, the “Lenders”) to provide, severally but not jointly, upon the terms and subject to the conditions set forth in the Debt Commitment Letter, in the aggregate up to US$1,850.0 million in debt financing (not all of which is expected to be drawn at the closing of the Arrangement) to one or more subsidiaries of Purchaser, consisting of the following:

•	a US$1,150.0 million senior secured term loan facility;

•	a US$200.0 million senior secured revolving credit facility; and

•	a US$500.0 million senior unsecured bridge facility (which would be utilized in the event that, and to the extent that, Purchaser does not issue and sell the full amount of the senior notes referred to below at or prior to the closing of the Arrangement).

It is also expected that, at or prior to the closing of the Arrangement, an indirect subsidiary of the Purchaser formed under the laws of the Netherlands (the “Parent Borrower”) will issue up to US$500.0 million in aggregate principal amount of senior unsecured notes in an offering conducted under Rule 144A of the United States Securities Act of 1933, as amended, (the “Securities Act”) and/or Regulation S of the Securities Act, as applicable, or another private placement transaction. We refer to the financing described above collectively as the “debt financing.” The aggregate principal amount of the term loan facility may be increased to fund certain original issue discount or upfront fees in connection with the debt financing. The proceeds of the debt financing will be used (i) to finance, in part, the payment of the amounts payable under the Arrangement Agreement, the refinancing of certain of the Company’s indebtedness outstanding as of the closing of the Arrangement and the payment of related fees and expenses, (ii) to provide ongoing working capital and (iii) for other general corporate purposes of the Company and its subsidiaries.

In addition, pursuant to the Contribution Agreement, DSM will receive the Seller Note.

The debt financing contemplated by the Debt Commitment Letter is conditioned on the consummation of the transactions contemplated by the Arrangement Agreement and the Contribution Agreement, as well as other customary conditions, including, but not limited to:

•	the execution and delivery by the borrowers and guarantors of definitive documentation, consistent with the Debt Commitment Letter;

•	the consummation of the equity financing prior to or substantially concurrent with the debt financing;

•	subject to certain limitations, the absence of a Company material adverse effect since July 31, 2013, and the absence of a material adverse effect on the DPP Business since December 31, 2012;

•	payment of all applicable fees and expenses;

•	delivery of certain audited, unaudited and pro forma financial statements;

•	as a condition to the availability of the bridge facilities, the agents having been afforded a marketing period of at least 15 consecutive days (subject to certain blackout dates) following receipt of portions of a customary offering memorandum and certain financial statements;

•	receipt by the administrative agent of documentation and other information required under applicable “know your customer” and anti-money laundering rules and regulations (including the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (the “USA PATRIOT Act”);

•	subject to certain limitations, the execution and delivery of all documents and instruments required to create and perfect a security interest in specified items of collateral;

•	prior to or substantially concurrent with the debt financing, the refinancing or repayment of all existing third party indebtedness for borrowed money of the Company and its subsidiaries and the DPP Business, except for certain indebtedness that the Lenders and the Purchaser may reasonably agree may remain outstanding after the closing of the Arrangement, indebtedness related to certain ordinary course working capital facilities, and indebtedness permitted under the Arrangement Agreement and the Contribution Agreement (provided that letters of credit may remain outstanding to the extent back-stopped or cash collateralized); and

•	the accuracy in all material respects of certain representations and warranties in the Arrangement Agreement and the Contribution Agreement, and specified representations and warranties in the loan documents.

If any portion of the debt financing becomes unavailable on the terms and conditions contemplated by the Debt Commitment Letter, and such portion is reasonably required to fund the aggregate amounts payable under the Arrangement Agreement, the Purchaser is required to use its reasonable best efforts to obtain alternative financing (in an amount sufficient to consummate the transactions contemplated by the Arrangement Agreement) from reasonably acceptable sources on terms and conditions no less favorable to the Purchaser than such unavailable debt financing (including the “flex” provisions contained in the fee letter referenced in the Debt Commitment Letter). As of [—], 2014, the last practicable date before the printing of this Proxy Statement, no alternative financing arrangements or alternative financing plans have been made in the event the debt financing is not available as anticipated. Except as described herein, there is no plan or arrangement regarding the refinancing or repayment of the debt financing. The documentation governing debt financing contemplated by the Debt Commitment Letter has not been finalized and, accordingly, the actual terms of the debt financing may differ from those described in this Proxy Statement.

Subject to certain limitations, the Lenders may invite other banks, financial institutions and institutional lenders to participate in the debt financing contemplated by the Debt Commitment Letter and to undertake a portion of the commitments to provide such debt financing.

Term Facility

Interest under the senior secured term loan facility will be payable, at the option of the borrower, either at a base rate (subject to a floor of 2.0% and based on the highest of the prime rate, the overnight federal funds rate plus 1/2 of 1.0% and the one-month LIBOR rate plus 1.0%) plus 3.25% or a LIBOR-based rate (subject to a floor of 1.0%) plus 4.25%. Interest will be payable, in the case of loans bearing interest based on LIBOR, at the end of each interest period set forth in the credit agreement (but at least every three months) and, in the case of loans bearing interest based on the base rate, quarterly in arrears. The senior secured term loan facility will mature seven years from the date of closing of the Arrangement and will amortize in equal quarterly installments in aggregate annual amounts equal to 1.00% of the original principal amount.

The borrower under the term loan facility will be the Parent Borrower. All obligations of the Parent Borrower under the senior secured term loan facility will be guaranteed, subject to certain agreed upon exceptions, on a joint and several basis by the wholly-owned material restricted subsidiaries of the Parent Borrower. The senior secured term loan facility will be secured, subject to certain agreed upon exceptions, by a security interest in substantially all of the assets, including equity securities, of the Parent Borrower, each Subsidiary Borrower and each guarantor.

The senior secured term loan facility will contain customary affirmative covenants including, among other things, delivery of annual audited and quarterly unaudited financial statements, notices of defaults, material litigation and material ERISA events, submission to certain inspections, maintenance of property and customary insurance, payment of taxes and compliance with laws and regulations. The term facilities also will contain customary negative covenants that, subject to certain exceptions, qualifications and “baskets,” generally will limit the Parent Borrower’s and its restricted subsidiaries’ ability to incur debt, create liens, make fundamental changes, enter into non-ordinary course asset sales, make certain investments and acquisitions, pay dividends or distribute or redeem certain equity, prepay, purchase or redeem certain debt, amend subordinated indebtedness and change its fiscal year.

Revolving Facility

Interest under the senior secured revolving credit facility will be payable, at the option of the borrower, either at a base rate (based on the highest of the prime rate, the overnight federal funds rate plus 1/2 of 1.0% and the one-month LIBOR rate plus 1.0%) plus 3.25% or a LIBOR-based rate (subject to a floor of 1.0%) plus 4.25%. Interest will be payable, in the case of loans bearing interest based on LIBOR, at the end of each interest period set forth in the credit agreement (but at least every three months) and, in the case of loans bearing interest based on the base rate, quarterly in arrears. The senior secured revolving credit facility will mature five years from the date of closing of the Arrangement. The senior secured revolving credit facility will be available on a revolving basis from the closing of the Arrangement; provided, however, that, subject to certain exceptions, the drawings on the Effective Date may not exceed US$25.0 million plus any amount required to fund certain original issue discount or upfront fees in connection with the debt financing.

The borrowers under the revolving credit facility will be the Parent Borrower, at least one U.S. subsidiary of the Parent Borrower (the “U.S. Borrower”), and at the Parent Borrower’s election, one or more of its non-U.S. subsidiaries (each, a “Subsidiary Borrower”). All obligations of the U.S. Borrower under the senior secured revolving credit facility will be guaranteed, subject to certain agreed upon exceptions, on a joint and several basis by the U.S. Borrower’s direct or indirect wholly-owned material restricted U.S. subsidiaries, and, to the extent that such guarantee would not result in adverse tax consequences, by the Parent Borrower and any other wholly-owned material restricted subsidiary of the Parent Borrower (collectively, the “U.S. Guarantors”). All obligations of any Subsidiary Borrower under the senior secured revolving credit facility will be guaranteed, subject to certain agreed upon exceptions, on a joint and several basis by each other Subsidiary Borrower, the Parent Borrower, and the U.S. Guarantors. All obligations of the Parent Borrower under the senior secured revolving credit facility will be guaranteed, subject to certain agreed upon exceptions, on a joint and several basis by the Subsidiary Borrowers and the U.S. Guarantors. The senior secured revolving credit facility will be secured, subject to certain agreed upon exceptions, by (i) in the case of U.S. Borrower obligations, a security interest in substantially all of the assets of the U.S. Borrower and each U.S. Guarantor; (ii) in the case of Parent Borrower and Subsidiary Borrower obligations, a security interest in substantially all of the assets of the Parent Borrower, each Subsidiary Borrower, the U.S. Borrower and each guarantor.

The revolving credit facility will contain customary affirmative covenants including, among other things, delivery of annual audited and quarterly unaudited financial statements, notices of defaults, material litigation and material ERISA events, submission to certain inspections, maintenance of property and customary insurance, payment of taxes and compliance with laws and regulations. The revolving credit facility will also contain customary negative covenants that, subject in each case to certain exceptions, qualifications and “baskets,” generally will limit the Parent Borrower’s and its restricted subsidiaries’ ability to incur debt, create liens, make fundamental changes, enter into non-ordinary course asset sales, make certain investments and acquisitions, pay dividends or distribute or redeem certain equity, prepay, purchase or redeem certain debt, amend subordinated indebtedness and change its fiscal year. The revolving credit facility will also contain a maximum first lien leverage ratio covenant which will be tested at the end of each quarter to the extent the usage under the revolving credit facility exceeds a certain specified amount at the end of such quarter.

Bridge Facility

The borrower under the senior unsecured bridge facility will be the Parent Borrower. Interest under the senior unsecured bridge facility will initially equal the LIBOR-based rate for the senior secured term loan facility (subject to a 1.0% floor), plus 725 basis points for the first 3-month period commencing on the Effective Date, increasing by 50 basis points every three months thereafter up to a cap. The senior unsecured bridge facility will be guaranteed by the same entities that guarantee the senior secured term loan facility and the senior secured revolving credit facility.

Any loans under the senior unsecured bridge facility that are not paid in full on or before the first anniversary of the Effective Date will automatically be converted into a senior unsecured term loan maturing eight years after the Effective Date. After such a conversion, the holders of outstanding senior unsecured term loans may choose, subject to certain limitations, to exchange their loans in whole or in part for senior unsecured exchange notes that mature eight years after the Effective Date.

The senior unsecured bridge facility is expected to contain incurrence-based negative covenants that, subject to certain exceptions, qualifications and “baskets,” will restrict, among other things, the Parent Borrower’s and its restricted subsidiaries’ ability to incur debt, create liens, enter into asset sales, and pay dividends, affirmative covenants to deliver annual and quarterly financial statements and provide notices of default, and such other affirmative and negative covenants customarily found in high yield indentures of comparable issuers.

It is expected that, in lieu of borrowings under the senior unsecured bridge facility, at or prior to the closing of the Arrangement, up to US$500 million in aggregate principal amount of senior notes will be issued by the Parent Borrower in an offering conducted under Rule 144A of the Securities Act, Regulation S of the Securities Act, or another private placement transaction.

Subordinated Debt Financing

A to-be-formed holding company that will become a subsidiary of the Purchaser (the “Note Issuer”) will issue a seller note to DSM in connection with the Contribution Agreement (the “Seller Note”). The initial principal amount of the Seller Note will be approximately US$200 million. Interest will accrue at an annual rate of 10.75% and will compound at intervals mirroring the interest payment dates of the senior unsecured notes issued at the Effective Date. The Seller Note will mature at the earlier of (i) a change of control and (ii) six months following the initial maturity of the senior unsecured notes issued at the Effective Date. The Note Issuer will not be required to make any prepayments prior to the maturity date, and will pay the outstanding principal amount of the Seller Note, including all interest added to the principal amount, on the maturity date. The Seller Note will not contain any affirmative or negative covenants.

Limited Guarantees

Concurrently with the execution of the Arrangement Agreement, pursuant to separate guarantee agreements entered into by each of JLL Fund VI and DSM with Patheon, each of JLL Fund VI and DSM, has unconditionally and irrevocably guaranteed the due and punctual payment when due or required of their respective applicable percentage (being 51% and 49%, respectively) of the Purchaser’s monetary obligations with respect to the Purchaser Fee payable by the Purchaser in certain circumstances described below and certain other payments that may become payable by the Purchaser under the Arrangement Agreement, subject to the limitations set forth in the applicable guarantee agreement and the Arrangement Agreement. The obligations of each of JLL Fund VI and DSM under its respective guarantee agreement are limited and will not require the payment of an amount in excess of 51%, in the case of JLL Fund VI, and 49%, in the case of DSM, of the Purchaser’s monetary obligations with respect to the maximum Purchaser Fee payable by the Purchaser to Patheon under the Arrangement Agreement.

Patheon’s remedy against JLL Fund VI and DSM under respective guarantee agreements is the sole and exclusive remedy available to Patheon against each of JLL Fund VI and DSM and certain related parties in respect of any liabilities or obligations related to the Arrangement Agreement or the transactions contemplated thereby, including in the event that the Purchaser breaches its obligations under the Arrangement Agreement, but excluding the obligations of JLL Fund VI in its capacity as a Sponsor under the Equity Commitment Letter.

Each guarantee agreement will terminate upon the earliest to occur of (i) the effective time of the Arrangement, (ii) the six-month anniversary of the date of termination of the Arrangement Agreement, unless a claim under the respective guarantee agreement has been made prior to such date and (iii) satisfaction in full by the respective guarantor of its obligations under the guarantee agreement.

In the event that Patheon, directly or indirectly, or any of its subsidiaries asserts in any litigation or other proceeding that certain provisions of a guarantee agreement is illegal, invalid or unenforceable then (i) the obligations of such guarantor under such guarantee agreement will terminate, (ii) if such guarantor has previously made any payments under such guarantee agreement, it will be entitled to recover such payments and (iii) neither such guarantor nor any of its affiliates will have any liability to Patheon with respect to the transactions contemplated by the Arrangement Agreement or under such guarantee agreement.

Certain Tax Considerations

The following summaries describe certain tax considerations generally applicable to Shareholders (other than any JLL Party) resident in either Canada or the United States in connection with the Arrangement. These summaries are of a general nature only and are not intended to be, nor should they be considered to be legal or tax advice to any particular person. These summaries do not address the tax issues relevant to holders of Company Options or DSUs. It is recommended that all security holders consult their own tax advisers concerning the application and effect of the income and other taxes of any country, province, territory, state or local tax authority, having regard to their particular circumstances.

Certain Canadian Federal Income Tax Considerations

The following summary describes certain Canadian federal income tax considerations under the Tax Act relating to the Arrangement generally applicable to Shareholders (other than any JLL Party) who, at all relevant times, for purposes of the Tax Act (i) hold their Restricted Voting Shares as capital property, (ii) deal at arm’s length (within the meaning of the Tax Act) with each of the Purchaser or its assignee, the JLL Parties and Patheon and (iii) are not affiliated (as defined by the Tax Act) with the Purchaser or its assignee, the JLL Parties or Patheon (each a “Selling Shareholder”).

Restricted Voting Shares will be considered to be capital property to a Selling Shareholder thereof unless the Restricted Voting Shares are held in the course of carrying on a business of buying and selling securities or were acquired in a transaction or transactions considered to be an adventure or concern in the nature of trade. Certain Selling Shareholders who are resident in Canada for purposes of the Tax Act and who might not otherwise be considered to hold such Restricted Voting Shares as capital property may be entitled, in certain circumstances, to make an irrevocable election in accordance with subsection 39(4) of the Tax Act to have such Restricted Voting Shares and all other “Canadian securities” (as defined in the Tax Act) owned by such Selling Shareholders in the taxation year in which the election is made, and in all subsequent taxation years, deemed to be capital property. Any person contemplating making such an election should consult their own tax advisor for advice as to whether the election is available or advisable in their own particular circumstances.

This summary is based on the current provisions of the Tax Act in force on the date hereof, and the current published administrative policies and assessing practices of the Canada Revenue Agency (the “CRA”) as of the date hereof. This summary takes into account all specific proposals to amend the Tax Act publicly announced by or on behalf of the Minister of Finance (Canada) prior to the date hereof (the “Proposed Amendments”), and assumes that all Proposed Amendments will be enacted in the form currently proposed, although no assurance can be given that the Proposed Amendments will be enacted in their current form, or at all. This summary does not take into account or anticipate any changes in law, whether by legislative, regulatory, administrative, governmental, or judicial decision or action, or other changes in administrative policies and assessing practices of the CRA, nor does it take into account or consider provincial, territorial or foreign income tax legislation or considerations, which may materially differ from the Canadian federal income tax considerations discussed below.

This summary does not apply to a Selling Shareholder: (i) that is a “financial institution” for the purposes of the mark-to-market rules in the Tax Act, (ii) that has an interest in which is a “tax shelter investment” as defined in the Tax Act, (iii) that is a “specified financial institution” as defined in the Tax Act, (iv) that makes or has made and has not revoked a “functional currency” reporting election under Section 261 of the Tax Act, or (v) who acquires Restricted Voting Shares on the exercise of a Company Option. Such Selling Shareholders should consult their own tax advisors, having regard to their particular circumstances.

This summary is of a general nature only and is not exhaustive of all possible Canadian federal income tax considerations. This summary is not intended to be, nor should it be construed to be, legal or tax advice to any particular Shareholder. Accordingly, Shareholders should consult their own tax advisors for advice as to the income tax consequences to them of the Arrangement in their particular circumstances.

For purposes of the Tax Act, all amounts relating to the acquisition, holding or disposition of Restricted Voting Shares must be expressed in Canadian dollars (including adjusted cost base and proceeds of disposition). For purposes of the Tax Act, amounts denominated in a foreign currency generally must be converted into Canadian dollars using the rate of exchange quoted by the Bank of Canada at noon on the date such amounts arose, or such other rate of exchange as is acceptable to the CRA.

Selling Shareholders Resident in Canada

The following portion of the summary is only applicable to a Selling Shareholder who for the purposes of the Tax Act and any applicable income tax convention at all relevant times is resident, or is deemed to be, resident in Canada for purposes of the Tax Act (a “Resident Selling Shareholder”).

Disposition of Restricted Voting Shares for the Share Consideration

A Resident Selling Shareholder that transfers Restricted Voting Shares under the Arrangement to the Purchaser or its assignee for the Share Consideration will be considered to have disposed of such Restricted Voting Shares for proceeds of disposition equal to the amount of the Share Consideration at such time. As a result, such Resident Selling Shareholder will realize a capital gain (or a capital loss) to the extent that such Resident Selling Shareholder’s proceeds of disposition, net of any reasonable costs of disposition, exceed (or are exceeded by) the aggregate adjusted cost base to the Resident Selling Shareholder of their Restricted Voting Shares.

Generally, one-half of any capital gain (a “Taxable Capital Gain”) realized by a Resident Selling Shareholder in a taxation year will be included in the Resident Selling Shareholder’s income for the year. One-half of any capital loss (an “Allowable Capital Loss”) realized by a Resident Selling Shareholder in a taxation year generally must be deducted against Taxable Capital Gains realized in that taxation year, to the extent and in the circumstances specified in the Tax Act. Any excess of Allowable Capital Losses over Taxable Capital Gains realized in a particular taxation year may be carried back and deducted in any of the preceding three taxation years or carried forward indefinitely and deducted against net Taxable Capital Gains realized in those other years, to the extent and in the circumstances specified in the Tax Act.

If a Resident Selling Shareholder is a corporation, the amount of any capital loss arising from a disposition or deemed disposition of a Restricted Voting Share may be reduced by the amount of dividends received or deemed to be received (if any) by the corporation on the share, to the extent and under circumstances specified by the Tax Act. Analogous rules apply where the Restricted Voting Shares are owned by a partnership or trust of which a corporation, trust or partnership is a member or beneficiary.

A Resident Selling Shareholder that is a “Canadian-controlled private corporation” (as defined in the Tax Act) throughout the relevant taxation year may be liable to pay an additional refundable tax of 6 2/3% on certain investment income, which includes taxable capital gains and interest income.

Capital gains realized by Resident Selling Shareholders who are individuals and certain trusts may give rise to a liability for alternative minimum tax under the Tax Act. Such Resident Selling Shareholders should consult their own tax advisers.

Dissenting Shareholders

A Resident Selling Shareholder who, as a result of the exercise of Dissent Rights, disposes of Restricted Voting Shares to the Purchaser or its assignee in consideration for a cash payment from the Purchaser or its assignee, will be considered to have disposed of the Dissent Shares for proceeds of disposition equal to the cash payment (other than any portion of the payment that is interest awarded by the Court). Such Dissenting Shareholder will realize a capital gain (or capital loss) equal to the amount by which such proceeds of disposition (excluding any interest awarded by a court), net of any reasonable costs of disposition, exceed (or are exceeded by) the aggregate adjusted cost base to such Dissenting Shareholder of the Dissent Shares immediately before the disposition. See above under the heading “Disposition of Restricted Voting Shares for the Share Consideration” for a general description of the treatment of capital gains and capital losses under the Tax Act. Interest, if any, awarded by a court to a Resident Selling Shareholder who is a Dissenting Shareholder will be included in such Dissenting Shareholder’s income for purposes of the Tax Act.

In addition, a Resident Selling Shareholder that exercised Dissent Rights and is a Canadian-controlled private corporation throughout the relevant taxation year may be liable to pay the additional refundable tax referred to above under the heading “Disposition of Restricted Voting Shares for the Share Consideration”.

Selling Shareholders Not Resident in Canada

The following portion of the summary is applicable to a Selling Shareholder who at all relevant times (i) is not, and is not deemed to be, resident in Canada for purposes of the Tax Act, and (ii) does not and will not use or hold, and is not and will not be deemed to use or hold, Restricted Voting Shares in connection with carrying on a business in Canada (a “Non-Resident Selling Shareholder”). Special rules, which are not discussed in this summary, may apply to a Non-Resident Selling Shareholder that is an insurer carrying on business in Canada and elsewhere.

Disposition of Restricted Voting Shares for the Share Consideration

Generally, a Non-Resident Selling Shareholder will not be subject to tax under the Tax Act in respect of any capital gain realized on the disposition of Restricted Voting Shares pursuant to the Arrangement unless such Restricted Voting Shares constitute, or are deemed to constitute, “taxable Canadian property” (as defined in the Tax Act) of the Non-Resident Selling Shareholder and the capital gain is not exempt from tax pursuant to the terms of an applicable tax treaty or convention.

Provided that the Restricted Voting Shares are listed on a “designated stock exchange” for the purposes of the Tax Act (which includes the TSX) at the time of disposition, the Restricted Voting Shares will not constitute taxable Canadian property to a Non-Resident Selling Shareholder unless at any time during the 60-month period immediately preceding the disposition the following two conditions have been met concurrently: (i) 25% or more of the issued shares of any class or series of the capital shares of Patheon were owned by: (a) the Non-Resident Selling Shareholder, (b) persons with whom the Non-Resident Selling Shareholder did not deal at arm’s length, (c) partnerships in which the Non-Resident Selling Shareholder or a person with whom the Non-Resident Selling Shareholder did not deal at arm’s length holds a membership interest directly or indirectly through one or more partnerships, or (d) the Non-Resident Selling Shareholder together with any such persons or partnerships described in (b) and (c); and (ii) more than 50% of the fair market value of the shares of Patheon was derived directly or indirectly from one or any combination of real or immovable property situated in Canada, “Canadian resource properties” (as defined in the Tax Act), “timber resource properties” (as defined in the Tax Act) or an option, an interest or right in such property, whether or not such property exists. Shares may be deemed to be taxable Canadian property for purposes of the Tax Act if such shares were acquired in certain types of tax deferred exchanges in consideration for property that was itself taxable Canadian property.

A Non-Resident Selling Shareholder’s capital gain (or capital loss) in respect of Restricted Voting Shares that constitute or are deemed to constitute taxable Canadian property (and are not “treaty-protected property” as defined in the Tax Act) will generally be computed in the manner described above under the heading “Selling Shareholders Resident in Canada – Disposition of Restricted Voting Shares for the Share Consideration.”

Non-Resident Selling Shareholders whose Restricted Voting Shares may be taxable Canadian property should consult their own tax advisors.

Dissenting Shareholders

A Non-Resident Selling Shareholder who, as a result of the exercise of Dissent Rights, disposes of Dissent Shares to the Purchaser or its assignee in consideration for a cash payment from the Purchaser or its assignee, will be considered to realize a capital gain or capital loss as discussed above under the heading “Selling Shareholders Resident in Canada – Dissenting Shareholders.” The same general considerations apply as discussed above under the heading “Selling Shareholders Not Resident in Canada – Disposition of Restricted Voting Shares for the Share Consideration” in determining whether a capital gain will be subject to tax under the Tax Act. Any interest awarded to the Non-Resident Selling Shareholder by the Court will not be subject to withholding tax under the Tax Act.

Certain United States Federal Income Tax Considerations

The following discussion summarizes certain material U.S. federal income tax consequences for U.S. Shareholders (as defined below) with respect to the disposition of Restricted Voting Shares pursuant to the Arrangement. This summary does not address the U.S. federal income tax consequences with respect to Shareholders who are not U.S. Shareholders. This summary also does not address the U.S. federal income tax consequences to beneficial owners of any rights to acquire Restricted Voting Shares, including Company Options, or any DSUs or rights to share in the appreciation of Restricted Voting Shares. Except as specifically set forth below, this summary does not discuss applicable tax reporting requirements. In addition, it does not address estate, gift, state, local or non-U.S. tax consequences.

This summary is based upon the Code, Treasury Regulations issued under the Code, administrative pronouncements, the Convention between the United States of America and Canada with Respect to Taxes on Income and on Capital (the “U.S. Treaty”) and judicial decisions, in each case as in effect on the date hereof, all of which are subject to change or differing interpretations (possibly with retroactive effect). This discussion is included for general information purposes only and does not purport to be a complete technical analysis or listing of all potential U.S. tax consequences relevant to a U.S. Shareholder. No legal opinion from U.S. legal counsel or ruling from the IRS has been requested, or will be obtained, regarding the U.S. federal income tax consequences of the Arrangement. Accordingly, there can be no assurance that the IRS will not challenge one or more of the tax consequences described in this summary, that the U.S. courts will uphold such tax consequences in the event of an IRS challenge or that the U.S. federal income tax consequences applicable to any particular Shareholder will not be different from those discussed below. This summary does not discuss the potential effects, whether adverse or beneficial, of any proposed legislation.

This summary does not address aspects of U.S. federal taxation other than income taxation, nor does it address all aspects of U.S. federal income taxation, including aspects of U.S. federal income taxation that may be applicable to particular beneficial owners of Restricted Voting Shares including but not limited to beneficial owners of Restricted Voting Shares who are dealers in securities or currencies or traders in securities that elect to apply a mark-to-market accounting method, insurance companies, tax-exempt organizations, qualified retirement plans, individual retirement accounts or other tax deferred accounts, financial institutions, real estate investment trusts, regulated investment companies, persons that are not U.S. Shareholders, certain former citizens or residents of the United States, persons who hold Restricted Voting Shares through partnerships or other pass-through entities (e.g., S corporations), persons who own, directly or indirectly, 5% or more, by voting power or value, of the outstanding Restricted Voting Shares of Patheon, persons whose functional currency is not the U.S. dollar or who acquired their Restricted Voting Shares in a compensatory transaction, non-U.S. Shareholders who are or have previously been engaged in the conduct of a trade or business in the U.S., “controlled foreign corporations,” PFICs, persons subject to the alternative minimum tax, persons who hold Restricted Voting Shares as part of a constructive sale, wash sale, conversion transaction or other integrated transaction for tax purposes or as a straddle, hedge or synthetic security and dissenters. This summary is limited to U.S. Shareholders who hold their Restricted Voting Shares as a “capital asset” within the meaning of Section 1221 of the Code.

As used herein, the term “U.S. Shareholder” means a beneficial owner of Restricted Voting Shares that is, for U.S. federal income tax purposes (i) a citizen or individual resident of the United States; (ii) a corporation (or other entity taxable as a corporation for these purposes) created or organized in or under the laws of the U.S., any State thereof or the District of Columbia or treated as such for U.S. federal income tax purposes; (iii) an estate the income of which is subject to U.S. federal income taxation regardless of its source; or (iv) a trust if either (a) a U.S. court is able to exercise primary jurisdiction over administration of the trust and one or more U.S. persons have authority to control all substantial decisions of the trust or (b) the trust has a valid election in effect under applicable Treasury Regulations to be treated as a U.S. person for these purposes.

If a partnership (including an entity or arrangement classified as a partnership for U.S. federal income tax purposes) holds Restricted Voting Shares, the tax treatment of a partner will generally depend upon the status of the partner, the activities of the partnership and certain determinations made at the partner level. This summary does not address the tax consequences to any such partner or partnership. Such a partnership, and a partner in such a partnership, should consult its tax advisor with regard to the U.S. federal income tax consequences of selling Restricted Voting Shares pursuant to the Arrangement.

This summary is of a general nature only and is not intended to be, nor should it be construed to be, legal or tax advice to any particular U.S. Shareholder. This summary is not exhaustive of all U.S. federal income tax considerations. Consequently, U.S. Shareholders are urged to consult their tax advisors for advice regarding the income tax consequences to them of disposing of their Restricted Voting Shares pursuant to the Arrangement, having regard to their own particular circumstances, and any other consequences to them of the Arrangement under U.S. federal, state, or local tax laws and under non-U.S. tax laws.

Disposition of Restricted Voting Shares

Subject to the discussion below under “Passive Foreign Investment Companies,” a U.S. Shareholder who sells Restricted Voting Shares pursuant to the Arrangement and receives the Share Consideration generally will recognize capital gain or loss for U.S. federal income tax purposes equal to the difference, if any, between (i) the U.S. dollar value of the cash payment received (which amount will not be reduced by any related Canadian taxes paid by the U.S. Shareholder directly or by withholding) and (ii) the U.S. Shareholder’s adjusted tax basis in the Restricted Voting Shares (determined in U.S. dollars) that are sold pursuant to the Arrangement. Such gain or loss will be long-term capital gain or loss if the U.S. Shareholder’s holding period for the Restricted Voting Shares sold is greater than one year at the time of the sale. Long-term capital gains of non-corporate U.S. Shareholders are currently eligible for reduced rates of U.S. federal income taxation. A U.S. Shareholder’s ability to deduct capital losses is subject to certain limitations.

A U.S. Shareholder’s adjusted tax basis in the Restricted Voting Shares is generally the U.S. Shareholder’s cost for the Restricted Voting Shares (determined in U.S. dollars), reduced by the amount of any distributions treated as a nontaxable return of capital for U.S. federal income tax purposes. If a U.S. Shareholder used Canadian dollars to purchase the Restricted Voting Shares, the cost of such Restricted Voting Shares will be determined by reference to the spot rate of exchange on the date of the purchase. However, if the Restricted Voting Shares are treated as traded on an “established securities market” and the U.S. Shareholder is either a cash basis taxpayer or an accrual basis taxpayer that has made a special election (which election must be applied consistently from year to year and cannot be changed without the consent of the IRS), the U.S. Shareholder will determine the U.S. dollar value of the cost of the Restricted Voting Shares based on the spot rate of exchange on the settlement date of the purchase.

In the case of a U.S. Shareholder who elects to receive the Share Consideration in Canadian dollars, the U.S. dollar value of the amount of the Canadian dollar cash payment received by a U.S. Shareholder will be determined by reference to the spot rate of exchange on the date of the sale pursuant to the Arrangement. However, if the Restricted Voting Shares are treated as traded on an “established securities market” and the U.S. Shareholder is either a cash basis taxpayer or an accrual basis taxpayer that has made a special election (which election must be applied consistently from year to year and cannot be changed without the consent of the IRS), the U.S. Shareholder will determine the U.S. dollar value of the amount of the Canadian dollar cash payment received based on the spot rate of exchange on the settlement date of the sale pursuant to the Arrangement. If a U.S. Shareholder is an accrual basis taxpayer and does not make this special election, such U.S. Shareholder generally will recognize foreign currency gain or loss for U.S. federal income tax purposes equal to the difference (if any) between the U.S. dollar values of the cash payment received determined by reference to the spot rates of exchange in effect on the date of the sale of Restricted Voting Shares and on the settlement date of the sale of Restricted Voting Shares. Any such foreign currency gain or loss generally will be treated as U.S. source ordinary income or loss and will be in addition to the gain or loss, if any, that such U.S. Shareholder recognizes on the sale of Restricted Voting Shares pursuant to the Arrangement.

A U.S. Shareholder who elects to receive the Share Consideration in Canadian dollars will have a tax basis in the Canadian dollars received equal to the U.S. dollar value of the Canadian dollars on the date of receipt. If the Canadian dollars received are converted into U.S. dollars on the date of receipt, the U.S. Shareholder generally should not be required to recognize foreign currency gain or loss. Gain or loss, if any, recognized by a U.S. Shareholder on the sale or other disposition of Canadian dollars received on a date subsequent to receipt generally will be U.S. source ordinary income or loss.

Passive Foreign Investment Companies

If Patheon is or becomes a PFIC for any tax year in which a U.S. Shareholder held Restricted Voting Shares, the preceding sections of this summary may not describe the U.S. federal income tax consequences to such U.S. Shareholder of the disposition of its Restricted Voting Shares pursuant to the Arrangement.

Patheon will be a PFIC in any taxable year in which, after taking into account the income and assets of the corporation and certain subsidiaries pursuant to the applicable “look through” rules, either (a) at least 75 percent of its gross income is “passive” income or (b) at least 50 percent of the quarterly average of the fair market value of its assets is attributable to assets that produce passive income or are held for the production of passive income. In determining whether or not a corporation is classified as a PFIC, a non-U.S. corporation is required to take into account its pro rata portion of the income and assets of each corporation in which it owns, directly or indirectly, at least a 25% interest. “Gross income” generally includes all sales revenues less the cost of goods sold, plus income from investments and from incidental or outside operations or sources, and “passive income” generally includes, for example, dividends, interest, certain rents and royalties, certain gains from the sale of shares and securities and certain gains from commodities transactions. Active business gains arising from the sale of commodities generally are excluded from passive income if substantially all (85% or more) of a foreign corporation’s commodities are stock in trade or inventory, depreciable property used in a trade or business, or supplies regularly used or consumed in the ordinary course of its trade or business, and certain other requirements are satisfied.

Special, and generally unfavourable, rules are applicable to a U.S. Shareholder owning shares in a PFIC during any tax year in which such Shareholder held shares in such corporation, including taxation at maximum ordinary income rates plus an interest charge on both gains on sale or other disposition and certain dividends, unless the U.S. Shareholder makes a timely and effective election to be taxed under an alternative regime.

Patheon believes that it did not constitute a PFIC during its tax years ended October 31, 2008, 2009, 2010, 2011 and 2012, and based on its current business operations and financial expectations, Patheon expects that it should not become a PFIC during its current tax year. Patheon has not made a conclusive determination as to its PFIC status as to all prior tax years. However, the determination of whether or not Patheon is a PFIC for any tax year is made on an annual basis and is based on the types of income Patheon earns and the types and value of Patheon’s assets from time to time, all of which are subject to change. Additionally, the analysis depends, in part, on the application of complex U.S. federal income tax rules, which are subject to differing interpretations. Furthermore, whether Patheon will be a PFIC for the current taxable year and any subsequent taxable year prior to the date of the sale pursuant to the Arrangement depends on its assets and income over the course of each such taxable year and, as a result, cannot be predicted with certainty as of the date of this Proxy Statement. Accordingly, there can be no assurance that the IRS will not challenge the determination made by Patheon concerning its PFIC status or that Patheon will not be a PFIC for any taxable year.

If Patheon is or becomes a PFIC during any tax year in which a U.S. Shareholder held Restricted Voting Shares, a U.S. Shareholder will be required to file IRS Form 8621 for the taxable year in which the U.S. Shareholder recognizes gain from the sale of Restricted Voting Shares pursuant to the Arrangement. In the event a U.S. Shareholder does not file the IRS Form 8621, the statute of limitations on the assessment and collection of U.S. federal income taxes of such U.S. Shareholder for the related tax year may not close until after the date such information is filed.

The PFIC rules are complex, and each U.S. Shareholder should consult its tax advisors regarding the PFIC rules and how the PFIC rules may affect the U.S. federal income tax consequences of the disposition of Restricted Voting Shares pursuant to the Arrangement.

Information Reporting and Backup Withholding

Cash payments received by a U.S. Shareholder with respect to the sale of Restricted Voting Shares pursuant to the Arrangement may be subjected to information reporting to the IRS and possible U.S. backup withholding. Backup withholding will not apply, however, to a U.S. Shareholder that furnishes a correct taxpayer identification number and makes any other required certifications or that is otherwise exempt from backup withholding. U.S. Shareholders that are required to establish their exempt status generally must provide such certification on IRS Form W-9. Backup withholding is not an additional tax. Rather, any amount withheld under the backup withholding roles may be credited against a U.S. Shareholder’s U.S. federal income tax liability, and a U.S. Shareholder may generally obtain a refund of any excess amounts withheld under the backup withholding rules by timely furnishing any required information to the IRS.

Additional Reporting Requirements

Certain U.S. Shareholders who are individuals and who are not required to file IRS Form 8621 may nonetheless be required to report information relating to an interest in the Restricted Voting Shares, including on IRS Form 8938, subject to certain exceptions (including an exception for Restricted Voting Shares held in accounts maintained by certain financial institutions). U.S. Shareholders should consult their tax advisors regarding the effect, if any, of these rules on their ownership and disposition of the Restricted Voting Shares.

Tax Considerations for Shareholders Resident in Countries other than Canada and the United States

This Proxy Statement does not address tax consequences applicable to Shareholders resident in countries other than Canada and the United States. Accordingly, it is recommended that such Shareholders consult their own tax advisers with respect to their particular circumstances.

Accounting Treatment

The Arrangement will be accounted for as Patheon acquiring the DPP Business for financial accounting purposes under U.S. GAAP.

Additional Disclosure Required by Schedule 13e-3

Under SEC rules governing this transaction, JLL Fund VI is providing the disclosures included in this section and filing the related materials as exhibits to a Transaction Statement on Schedule 13E-3 with the SEC for the purpose of complying with the requirements of Rule 13e-3 under the Exchange Act. See “Where You Can Find More Information.”

The opinion of Jefferies LLC (“Jefferies”) is described below for the purpose of complying with the requirements of Rule 13e-3 under the Exchange Act. However, Jefferies was not engaged to render any opinion as to the fairness of the proposed Arrangement to unaffiliated Shareholders.

Opinion of JLL Fund VI’s Financial Advisor

JLL Fund VI retained Jefferies to provide JLL Associates VI, L.P. (“JLL Associates”), the general partner of JLL Fund VI, with an opinion as to the fairness to JLL Fund VI of the Share Consideration to be paid by the Purchaser pursuant to the Arrangement Agreement and the Plan of Arrangement including in the Fund V Transaction. On November 17, 2013, Jefferies rendered its opinion to JLL Associates to the effect that, as of that date and based upon and subject to the various assumptions made, procedures followed, matters considered and limitations on the scope of the review undertaken as set forth therein, the Share Consideration to be paid by the Purchaser pursuant to the Arrangement Agreement and the Plan of Arrangement, including in the Fund V Transaction, was fair, from a financial point of view, to JLL Fund VI. The transactions contemplated by the Arrangement Agreement and the Plan of Arrangement, including the Fund V Transaction, are collectively referred to in this section as the “Transaction.”

The full text of the written opinion of Jefferies, dated as of November 17, 2013, is attached hereto as Annex F. The opinion sets forth, among other things, the assumptions made, procedures followed, matters considered and limitations on the scope of the review undertaken by Jefferies in rendering its opinion. Jefferies’ opinion was directed to JLL Associates and addresses only the fairness, from a financial point of view, of the Share Consideration to be paid by the Purchaser pursuant to the Arrangement Agreement and Plan of Arrangement, including in the Fund V Transaction, as of the date of the opinion. It does not address any other aspects of the Transaction. The summary of the opinion of Jefferies set forth below is qualified in its entirety by reference to the full text of the opinion.

In arriving at its opinion, Jefferies, among other things:

•	reviewed a draft dated November 14, 2013 of the Arrangement Agreement and a draft dated November 13, 2013 of the Plan of Arrangement;

•	reviewed certain publicly available financial and other information about Patheon;

•	reviewed certain information prepared by Management and furnished by the management of JLL, including financial forecasts and analyses, relating to the business, operations and prospects of Patheon;

•	held discussions with members of the senior management of JLL concerning the matters described in the prior two bullet points;

•	reviewed the share trading price history and valuation multiples for the Restricted Voting Shares and compared them with those of certain publicly traded companies that Jefferies deemed relevant;

•	compared the proposed financial terms of the Transaction with the financial terms of certain other transactions that Jefferies deemed relevant; and

•	conducted such other financial studies, analyses and investigations as Jefferies deemed appropriate.

In Jefferies’ review and analysis and in rendering its opinion, Jefferies assumed and relied upon, but did not assume any responsibility to independently investigate or verify, the accuracy and completeness of all financial and other information that was supplied or otherwise made available by Patheon and JLL or that was publicly available (including, without limitation, the information described above), or that was otherwise reviewed by Jefferies. In that regard, JLL Associates advised Jefferies that JLL Fund V had no assets or liabilities other than the direct or indirect ownership of Restricted Voting Shares. In its review, Jefferies relied on assurances of the management of JLL that it is not aware of any facts or circumstances that would make such information inaccurate or misleading. In its review, Jefferies did not obtain any independent evaluation or appraisal of any of the assets or liabilities of, nor did Jefferies conduct a physical inspection of any of the properties or facilities of, Patheon. Jefferies was not furnished with any such evaluations or appraisals and did not assume any responsibility to obtain any such evaluations or appraisals.

With respect to the financial forecasts provided to and examined by Jefferies, Jefferies’ opinion noted that projecting future results of any company is inherently subject to uncertainty. JLL informed Jefferies, however, that Management believed, and Jefferies assumed, that such financial forecasts were reasonably prepared on bases reflecting the best currently available estimates and good faith judgments of Management as to the future financial performance of Patheon. Jefferies expressed no opinion as to Patheon’s financial forecasts or the assumptions on which they were made.

Jefferies’ opinion was based on economic, monetary, regulatory, market and other conditions existing and which could be evaluated as of the date of its opinion. Jefferies expressly disclaimed any undertaking or obligation to advise any person of any change in any fact or matter affecting Jefferies’ opinion of which Jefferies became aware after the date of its opinion.

Jefferies made no independent investigation of any legal or accounting matters affecting Patheon, the Purchaser, JLL Fund VI or JLL Associates, and Jefferies assumed the correctness in all respects material to its analysis of all legal and accounting advice given to the Purchaser and JLL Associates, including, without limitation, advice as to the legal, accounting and tax consequences of the terms of, and transactions contemplated by, the Arrangement Agreement and the Plan of Arrangement to the Purchaser, JLL Associates and JLL Fund VI. In rendering its opinion, Jefferies assumed that (i) the final form of the Arrangement Agreement and Plan of Arrangement would be substantially similar to the last draft reviewed by it and (ii) the definitive agreements providing for the Fund V Transaction will not differ in any respect material to Jefferies’ opinion from the description thereof provided by JLL Associates to Jefferies. Jefferies also assumed that in the course of obtaining the necessary regulatory or third party approvals, consents and releases for the Transaction, no delay, limitation, restriction or condition would be imposed that would have an adverse effect on Patheon, the Purchaser or the contemplated benefits of the Transaction.

Jefferies did not have the opportunity to hold discussions with Management. In addition, Jefferies was not requested to and did not provide advice concerning the structure, the specific amount of the Share Consideration, or any other aspects of the Transaction, or to provide services other than the delivery of its opinion and financing services by Jefferies and one of its affiliates to JLL Fund VI in connection with the Transaction. Jefferies did not participate in negotiations with respect to the terms of the Transaction and related transactions.

Jefferies’ opinion was for the use and benefit of JLL Associates in its consideration of the Transaction, and Jefferies’ opinion did not address the relative merits of the transactions contemplated by the Arrangement Agreement and the Plan of Arrangement, including the Fund V Transaction, as compared to any alternative transaction or opportunity that might be available to the Purchaser, JLL Associates or JLL Fund VI, nor did it address the underlying business decision by the Purchaser, JLL Associates and JLL Fund VI to engage in the Transaction or the terms of the Arrangement Agreement and the Plan of Arrangement or the documents referred to therein. In addition, JLL Associates did not ask Jefferies to address, and Jefferies’ opinion does not address, the fairness to, or any other consideration of, the holders of any class of securities or partnership interests, creditors or other constituencies of the Purchaser, JLL Associates or JLL Fund VI. Furthermore, Jefferies did not express any view or opinion as to the fairness, financial or otherwise, of the amount or nature of any compensation payable or to be received by any of the officers, directors or employees, or any class of such persons, of any party to the Arrangement Agreement and the Plan of Arrangement or to the Transaction or any other individual in connection with the Fund V Transaction relative to the Share Consideration or otherwise. Jefferies did not express an opinion as to any of the transactions contemplated by the Contribution Agreement or the relative equity ownership of the Purchaser by JLL Fund VI, DSM or any of their respective affiliates or any other party. Jefferies’ opinion was authorized by the Fairness Committee of Jefferies.

In preparing its opinion, Jefferies performed a variety of financial and comparative analyses. The preparation of a fairness opinion is a complex process involving various determinations as to the most appropriate and relevant quantitative and qualitative methods of financial analysis and the applications of those methods to the particular circumstances and, therefore, is not necessarily susceptible to partial analysis or summary description. Jefferies believes that its analyses must be considered as a whole. Considering any portion of Jefferies’ analyses or the factors considered by Jefferies, without considering all analyses and factors, could create a misleading or incomplete view of the process underlying the conclusion expressed in Jefferies’ opinion. In addition, Jefferies may have given various analyses more or less weight than other analyses, and may have deemed various assumptions more or less probable than other assumptions, so that the range of valuations resulting from any particular analysis described below should not be taken to be Jefferies’ view of Patheon’s actual value. Accordingly, the conclusions reached by Jefferies are based on all analyses and factors taken as a whole and also on the application of Jefferies’ own experience and judgment.

In performing its analyses, Jefferies made numerous assumptions with respect to industry performance, general business, economic, monetary, regulatory, market and other conditions and other matters, many of which are beyond Patheon’s, the Purchaser’s, JLL Fund VI’s, JLL Associates’ and Jefferies’ control. The analyses performed by Jefferies are not necessarily indicative of actual values or actual future results, which may be significantly more or less favorable than suggested by such analyses. In addition, analyses relating to the value per Restricted Voting Share do not purport to be appraisals or to reflect the prices at which Restricted Voting Shares may actually be sold. The analyses performed were prepared solely as part of Jefferies’ analysis of the fairness, from a financial point of view, of the Share Consideration to be paid by the Purchaser pursuant to the Arrangement Agreement and the Plan of Arrangement and in the Fund V Transaction.

The following is a summary of the material financial and comparative analyses performed by Jefferies in connection with Jefferies’ delivery of its opinion to JLL Associates on November 17, 2013. The financial analyses summarized below include information presented in tabular format. In order to fully understand Jefferies’ financial analyses, the tables must be read together with the text of each summary. The tables alone do not constitute a complete description of the financial analyses. Considering the data described below without considering the full narrative description of the financial analyses, including the methodologies and assumptions underlying the analyses, could create a misleading or incomplete view of Jefferies’ financial analyses. The financial analyses summarized below were prepared using financial forecasts for Patheon prepared by Management and furnished to Jefferies by JLL. This summary is qualified in its entirety by reference to a copy of the presentation of Jefferies to JLL Associates, dated November 17, 2013, attached as an exhibit to the Schedule 13E-3 filed by Patheon with the SEC with respect to the Arrangement.

Transaction Overview

Based upon the approximately 149.3 million Restricted Voting Shares that were outstanding as of November 15, 2013 on a fully diluted basis (calculated using the treasury stock method), Jefferies noted that the Share Consideration of US$9.32 per Restricted Voting Share implied an equity value of approximately US$1.39 billion. After adding indebtedness and subtracting cash and cash equivalents (as of November 15, 2013), resulting in a net debt amount of approximately US$576.2 million, Jefferies noted that the Share Consideration of US$9.32 per Restricted Voting Share implied an enterprise value of approximately US$1.97 billion. Jefferies also noted that the Share Consideration of US$9.32 per Restricted Voting Share, which Jefferies converted to CDN$9.75 per Restricted Voting Share based on an exchange rate of 0.956 as of November 15, 2013, represented a premium of:

•	63.9% over the closing price per Restricted Voting Share on November 15, 2013 of CDN$5.95,

•	68.6% over the volume weighted average price per Restricted Voting Share, or VWAP, for the 30-day period ending November 15, 2013 of CDN$5.78,

•	56.9% over the VWAP for the 60-day period ending November 15, 2013 of CDN$6.22,

•	59.2% over the VWAP for the 90-day period ending November 15, 2013 of CDN$6.12,

•	115.4% over the VWAP for the one-year period ending November 15, 2013 of CDN$4.53,

•	43.6% over the closing price per Restricted Voting Share on August 23, 2013 of CDN$6.79, which was the highest closing price of Restricted Voting Shares during the 52-week period ending November 15, 2013 and

•	209.5% over the closing price per Restricted Voting Share on February 21, 2013 of CDN$3.15, which was the lowest closing price of Restricted Voting Shares during the 52-week period ending November 15, 2013.

Selected Public Companies Analysis

Using publicly available information and information prepared by Management and furnished to Jefferies by JLL, Jefferies analyzed the trading multiples of Patheon and the corresponding trading multiples of the following companies in the contract research organization and contract manufacturing organization sectors, which are collectively referred to as the “Patheon Selected Companies”:

Contract Research Organizations

•	Charles River Laboratories International, Inc.,

•	Covance Inc.,

•	ICON plc,

•	PAREXEL International Corporation and

•	Quintiles Transnational Holdings Inc.

Contract Manufacturing Organizations

•	Albany Molecular Research, Inc.,

•	Cambrex Corporation,

•	Lonza Group AG,

•	Siegfried Holding AG and

•	WuXi PharmaTech (Cayman) Inc.

In its analysis, Jefferies derived and compared multiples for Patheon and the Patheon Selected Companies, calculated as follows:

•	the enterprise value divided by estimated earnings before interest, taxes, depreciation and amortization, or EBITDA, for calendar year 2013, or 2013E EBITDA, which is referred to below as “Enterprise Value/2013E EBITDA,” and

•	the enterprise value divided by estimated EBITDA for calendar year 2014, or 2014E EBITDA, which is referred to below as “Enterprise Value/2014E EBITDA.”

This analysis indicated the following:

Selected Public Company Multiples

Contract Research Organizations

Benchmark	Mean	Median
Enterprise Value/2013E EBITDA	12.1x	12.2x
Enterprise Value/2014E EBITDA	10.8x	11.0x

Selected Public Company Multiples

Contract Manufacturing Organizations

Benchmark	Mean	Median
Enterprise Value/2013E EBITDA	10.5x	10.3x
Enterprise Value/2014E EBITDA	9.4x	9.3x

Selected Public Company Multiples

Overall

Benchmark	Mean	Median
Enterprise Value/2013E EBITDA	11.3x	11.1x
Enterprise Value/2014E EBITDA	10.1x	10.2x

Using the reference ranges for the benchmarks set forth below and Patheon’s 2013E Adjusted Pro Forma EBITDA of approximately US$181.7 million, 2014E Adjusted EBITDA of approximately US$208.3 million and other information set forth in the financial forecasts prepared by Management and furnished to Jefferies by JLL, Jefferies determined implied enterprise values for Patheon, then subtracted indebtedness and added cash and cash equivalents to determine an implied equity value. For purposes of this analysis, Patheon’s 2013E Adjusted Pro Forma EBITDA and 2014E Adjusted EBITDA were calendarized from Patheon’s fiscal years ending October 31 to correspond to the Patheon Selected Companies’ fiscal years ending December 31. Based upon the approximately 149.3 million Restricted Voting Shares that were outstanding as of November 15, 2013 on a fully diluted basis (calculated using the treasury stock method), this analysis indicated the ranges of implied values per Restricted Voting Share, on a fully diluted basis, set forth opposite the relevant benchmarks below, compared, in each case, to the consideration of US$9.32 per Restricted Voting Share:

Selected Public Company Reference Ranges and

Implied Price Ranges

Benchmark	Reference Range	Implied Price Range
Enterprise Value/2013E EBITDA	9.5x – 11.5x	US$	7.74 – $10.12
Enterprise Value/2014E EBITDA	8.5x – 10.5x	US$	8.02 – $10.82

No company utilized in the selected public companies analysis is identical to Patheon. In evaluating the Patheon Selected Companies, Jefferies made judgments and assumptions with regard to industry performance, general business, economic, market and financial conditions and other matters, many of which are beyond Patheon’s, the Purchaser’s, JLL Fund VI’s, JLL Associates’ and Jefferies’ control. Mathematical analysis, such as determining the mean or median, is not in itself a meaningful method of using comparable company data.

Precedent Transaction Analysis

Using publicly available information and other information, Jefferies examined the following twelve transactions involving companies in the Contract Research Organization and Contract Manufacturing Organization industries announced since August 2010. The transactions considered and the month and year each transaction was announced were as follows:

Contract Research Organizations

Date Announced	Acquiror	Target
June 2013	KKR & Co. L.P.	PRA International*

October 2011	The Carlyle Group L.P. / Hellman & Friedman LLC	Pharmaceutical Product Development, Inc.

May 2011	inVentive Health, Inc.	PharmaNet Development Group, Inc.*

May 2011	INC Research, LLC / Avista Capital Holdings, L.P.	Kendle International Inc.

December 2010	Warburg Pincus, LLC	ReSearch Pharmaceutical Services, Inc.

August 2010	Avista Capital Holdings, L.P. / Teachers’ Private Capital	INC Research Inc.*

Contract Manufacturing Organizations

Date Announced	Acquiror	Target
December 2012	Mitsubishi Chemical Holdings Corporation	Qualicaps Co., Ltd.**

October 2012	Patheon Inc.	Banner Pharmacaps Inc.*

August 2012	BC Partners Limited	Aenova Holding GmbH***

August 2011	Catalent Pharma Solutions, Inc.	Aptuit, LLC

April 2011	KKR & Co. L.P.	Capsugel Holdings US, Inc.**

February 2011	Eurofins Scientific SE	Lancaster Laboratories, Inc. **

*	Transactions excluded from the Enterprise Value/LTM Revenue mean and median multiples summarized below because such multiples were not available for those transactions.
**	Transactions excluded from the Enterprise Value/LTM EBITDA mean and median multiples summarized below because such multiples were not available for those transactions.

Using publicly available estimates and other information, Jefferies reviewed multiples for each of these transactions, calculated as follows:

•	the target company’s enterprise value divided by the target company’s last twelve months, or LTM, revenue as of the announcement date of such transaction, which is referred to below as “Enterprise Value/LTM Revenue,” and

•	the target company’s enterprise value divided by the target company’s LTM EBITDA as of the announcement date of such transaction, which is referred to below as “Enterprise Value/LTM EBITDA.”

This analysis indicated the following:

Precedent Transaction Multiples

Contract Research Organizations

Benchmark	Mean	Median
Enterprise Value/LTM Revenue	1.3x	0.9x
Enterprise Value/LTM EBITDA	12.2x	11.8x

Precedent Transaction Multiples

Contract Manufacturing Organizations

Benchmark	Mean	Median
Enterprise Value/LTM Revenue	2.5x	2.5x
Enterprise Value/LTM EBITDA	10.2x	10.2x

Precedent Transaction Multiples

Overall

Benchmark	Mean	Median
Enterprise Value/LTM Revenue	2.0x	2.1x
Enterprise Value/LTM EBITDA	11.7x	11.3x

Using the reference ranges for the benchmarks set forth below and Patheon’s LTM Revenue (based on Patheon’s 2013E Revenue of approximately US$1,054.7 million), and LTM EBITDA (based on Patheon’s 2013E Adjusted Pro Forma EBITDA of approximately US$177.3 million) and other information set forth in the financial forecasts prepared by Management and furnished to Jefferies by JLL, Jefferies determined implied enterprise values for Patheon, then subtracted indebtedness and added cash and cash equivalents to determine an implied equity value. Based upon the approximately 149.3 million Restricted Voting Shares that were outstanding as of November 15, 2013 on a fully diluted basis (calculated using the treasury stock method), this analysis indicated the ranges of implied values per Restricted Voting Share, on a fully diluted basis, set forth opposite the relevant benchmarks below, compared, in each case, to the consideration of US$9.32 per Restricted Voting Share:

Precedent Transaction Multiples and

Implied Price Ranges

Benchmark	Reference Range	Implied Price Range
Enterprise Value/LTM Revenue	1.75x – 2.25x	US$	8.52 – $11.98
Enterprise Value/LTM EBITDA	10.0x – 12.0x	US$	8.04 – $10.37

No transaction utilized as a comparison in the comparable transaction analysis is identical to the Transaction. In evaluating the Transaction, Jefferies made numerous judgments and assumptions with regard to industry performance, general business, economic, market, and financial conditions and other matters, many of which are beyond Patheon’s, the Purchaser’s, JLL Fund VI’s, JLL Associates’ and Jefferies’ control. Mathematical analysis, such as determining the mean or the median, is not in itself a meaningful method of using comparable transaction data.

Discounted Cash Flow Analysis

Jefferies performed a discounted cash flow analysis to estimate as of October 31, 2013 the present value of the free cash flows of Patheon through the fiscal year ending October 31, 2017 using Management’s financial projections, discount rates ranging from 9.2% to 10.2%, which were based on a weighted average cost of capital analysis of the Patheon Selected Companies and Patheon, and exit multiples ranging from 8.0x to 10.0x of Patheon’s 2017E Adjusted EBITDA of approximately US$286.8 million as set forth in the financial forecasts prepared by Management and furnished to Jefferies by JLL. To determine the implied total equity value for Patheon, Jefferies subtracted indebtedness from and added cash and cash equivalents to its implied enterprise value. Based upon the approximately 149.3 million Restricted Voting Shares that were outstanding as of November 15, 2013 on a fully diluted basis (calculated using the treasury stock method), this analysis indicated a range of implied values per Restricted Voting Share of approximately US$9.37 to US$12.44, compared to the consideration of US$9.32 per Restricted Voting Share.

Other Considerations

In rendering its opinion, Jefferies also performed a premiums paid analysis, which was solely for information purposes and was not part of its fairness determination. Using publicly available information, Jefferies analyzed the premiums offered in 41 merger and acquisition transactions involving healthcare companies based in the U.S and Canada announced since January 1, 2009 with cash consideration ranging from US$500 million to US$3 billion.

For each of these transactions, Jefferies calculated the premium represented by the offer price over the target company’s closing share price one day and four weeks prior to the transaction’s announcement. This analysis indicated the following premiums for those time periods prior to announcement:

Time Period Prior to Announcement	Low Premium	25th Percentile Premium	Median Premium	Mean Premium	75th Percentile Premium	High Premium
1 day	(8.6%)	19.7%	34.9%	49.2%	75.4%	163.4%
4 weeks	(4.7%)	30.5%	42.6%	58.6%	70.3%	301.5%

Using a reference range of the 25th percentile to the 75th percentile premiums for each time period listed above, Jefferies performed a premiums paid analysis using the closing price per Restricted Voting Share as of November 15, 2013. This analysis indicated a range of implied value per Restricted Voting Share of approximately US$6.81 to US$9.98, compared to the consideration of US$9.32 per Restricted Voting Share.

General

Jefferies was selected by JLL Associates based on Jefferies’ qualifications, expertise and reputation. Jefferies is an internationally recognized investment banking and advisory firm. Jefferies, as part of its investment banking business, is regularly engaged in the valuation of businesses and securities in connection with mergers and acquisitions, negotiated underwritings, competitive biddings, secondary distributions of listed and unlisted securities, private placements, financial restructurings and other financial services.

Pursuant to an engagement agreement between JLL Associates and Jefferies, dated November 5, 2013, JLL Associates has agreed to pay Jefferies a fee in the amount US$1 million payable upon delivery of its opinion. JLL Fund VI has agreed to reimburse Jefferies for certain out-of-pocket expenses incurred. JLL Fund VI also has agreed to indemnify Jefferies against certain liabilities arising out of or in connection with the services rendered and to be rendered by it under its engagement. Jefferies and one of its affiliates are providing financing services in connection with the Transaction, for which services Jefferies and its affiliates will receive compensation. Jefferies has, in the past, provided financial advisory and financing services to DSM and JLL Associates and/or certain of their respective affiliates and may continue to do so and has received, and may receive, fees for the rendering of such services. Jefferies maintains a market in the securities of certain affiliates of JLL Associates, and in the ordinary course of business, Jefferies and its affiliates may trade or hold securities of Patheon, the Purchaser, DSM, JLL Associates or JLL Fund VI and/or their respective affiliates for its own account and for the accounts of its customers and, accordingly, may at any time hold long or short positions in those securities. In addition, Jefferies may seek to, in the future, provide financial advisory and financing services to Patheon, the Purchaser, DSM, JLL Associates, JLL Fund VI or entities that are affiliated with Patheon, the Purchaser, DSM, JLL Associates, JLL Fund VI or any of such other entities, for which Jefferies would expect to receive compensation.

Jefferies opinion and presentation to JLL Associates dated November 17, 2013 will be made available for inspection and copying at the principal executive offices of Patheon during its regular business hours by any Shareholder or representative who has been so designated in writing. Patheon will also provide a copy of such opinion and presentation, without charge, by written or oral request directed to Patheon at the address and telephone number specified under “Where You Can Find More Information.”

THE ARRANGEMENT

Principal Steps of the Arrangement

General

The following description is qualified in its entirety by reference to the full text of the Plan of Arrangement, which is attached as Annex H to this Proxy Statement. If the Arrangement is approved and completed, it will result in the acquisition of all of the Restricted Voting Shares outstanding immediately prior to the Effective Time (other than those held by any JLL Parties or by Shareholders who exercise and are paid fair value pursuant to the Dissent Rights provided for under the Plan of Arrangement) by the Purchaser for the Share Consideration of US$9.32 per share in cash.

Arrangement Steps

The Arrangement involves a number of steps, including, but not limited to, the following, which commence at the Effective Time and which shall occur and shall be deemed to occur in sequence in accordance with the Plan of Arrangement without any further authorization, act or formality:

(a)	Pursuant to contribution agreements entered into by JLL Parties, and in conjunction with additional transactions which occur outside the Plan of Arrangement, JLL Associates V (Patheon) L.P. will contribute its entire general partnership interest in JLL Fund V to JLL Holdco in exchange for the entire general partnership interest in JLL Holdco and cash.

(b)	Pursuant to the Contribution Agreement, and in conjunction with additional transactions which occur outside the Plan of Arrangement, JLL Holdco will contribute its entire general partnership interest in JLL Fund V plus approximately US$402 million in cash to the Purchaser in exchange for a 51% limited partnership interest in the Purchaser and, in a transaction that occurs outside the Plan of Arrangement, DSM will contribute its DPP Business to the Purchaser in exchange for a 49% limited partnership interest in the Purchaser and the Seller Note.

(c)	The Purchaser (or one or more designated wholly owned subsidiaries of the Purchaser) will purchase all of the limited partnership interests in JLL Fund V from the limited partners of JLL Fund V for an aggregate payment in cash equal to the product of the Share Consideration and the number of Restricted Voting Shares held directly or indirectly by JLL Fund V at such time, less the value of the general partnership interest in JLL Fund V contributed to JLL Holdco and subject to the terms of the JLL Fund V limited partnership agreement. As a result, the indirect interests of JLL Fund V in Patheon will be transferred to affiliates of the Purchaser.

(d)	All of Patheon’s Special Preferred Voting Shares, all of which are held by JLL LLC 1, shall be purchased for cancellation by Patheon for an aggregate nominal payment in cash equal to US$15.

(e)	(i) Each Company Option outstanding immediately prior to the Effective Time (whether vested or unvested) that has an exercise price per Restricted Voting Share that is less than US$9.32 shall be deemed to be vested and shall be acquired for cancellation by Patheon (free and clear of any liens) in exchange for a cash payment from Patheon per Restricted Voting Share equal to the amount by which US$9.32 exceeds the exercise price thereof, less any applicable amounts withheld and remitted on account of taxes in accordance with the Plan of Arrangement and each such Company Option shall be cancelled;

(ii)	each Company Option outstanding immediately prior to the Effective Time (whether vested or unvested) that has an exercise price that is equal to or greater than US$9.32 per Restricted Voting Share shall be cancelled without consideration; and

(iii)	Patheon’s stock option plan and any agreements related thereto shall be terminated.

(f)	(i) Each DSU issued by Patheon outstanding immediately prior to the Effective Time (whether vested or unvested) shall be deemed to be vested and shall be cancelled and satisfied in exchange for a cash payment from Patheon equal to US$9.32 payable in accordance with the DSU Plan less amounts withheld and remitted on account of taxes in accordance with the Plan of Arrangement; and

(ii)	the DSU Plan and any agreements related thereto shall be terminated.

(g)	The performance share unit plan and restricted share unit plan of Patheon and any agreements related thereto, including any outstanding performance share units or restricted share units, shall be terminated without consideration.

(h) (i)	Each Restricted Voting Share outstanding immediately prior to the Effective Time (including any Restricted Voting Shares issued upon the due exercise of any Company Options prior to the Effective Time), other than Restricted Voting Shares in respect of which dissent rights (“Dissent Rights”) are validly exercised and not withdrawn (“Dissent Shares”), held by Shareholders other than any JLL Parties (each, a “Patheon Public Shareholder”) shall be transferred to Canco (free and clear of any liens) in exchange for the Share Consideration equal to US$9.32 per share, less any applicable amounts withheld and remitted on account of taxes in accordance with the Plan of Arrangement;

(ii)	the Patheon Public Shareholders, other than holders of Dissent Shares, shall cease to be holders of the Restricted Voting Shares transferred pursuant to the preceding paragraph and to have any rights as holders of such Restricted Voting Shares other than the right to be paid US$9.32 per Restricted Voting Share and Canco shall be recorded as the registered holder of the Restricted Voting Shares so acquired and shall be deemed to be the legal and beneficial owner thereof;

(iii)	each Dissent Share outstanding immediately prior to the Effective Time shall be deemed to be transferred to Canco (free and clear of any liens) without any further authorization, act or formality in consideration for the right to receive an amount determined and payable in accordance with the dissent provisions of the Plan of Arrangement less any applicable amounts withheld and remitted on account of taxes in accordance with the Plan of Arrangement; and

(iv)	all registered holders of Dissent Shares shall cease to be holders of such Dissent Shares and to have any rights as holders of such Dissent Shares other than the right to be paid fair value or US$9.32 per share, as applicable, in accordance with the Plan of Arrangement and Canco shall be recorded as the registered holder of the Dissent Shares so acquired and shall be deemed to be the legal and beneficial owner thereof.

(i)	The resignations of all directors of Patheon shall become effective and the appointment of the following persons, each of whom has consented to act in such capacity, as directors of Patheon shall become effective: —, —, —.

(j)	The Restricted Voting Shares held by any JLL Parties shall be transferred by the holder thereof to Canco (free and clear of any liens) in exchange for one Canco common share for each Restricted Voting Share and Canco shall be recorded as the registered holder of the Restricted Voting Shares so acquired and shall be deemed to be the legal and beneficial owner thereof.

(k)	A wholly-owned indirect subsidiary of the Purchaser shall advance Patheon a loan in an amount equal to the indebtedness outstanding under Patheon’s secured revolving credit facility and secured term loan at such time in exchange for a promissory note. Patheon shall use the proceeds of such loan to repay both the secured revolving facility and the secured term loan in full.

(l)	Patheon International Inc. shall be dissolved and, in connection therewith, all of its property (including the shares of a newly formed subsidiary of Patheon (“Newco Merger”)) shall be transferred to Patheon, all of its liabilities shall be assumed by Patheon (excluding any debt owing to Patheon, which shall be extinguished without repayment) and the directors shall be authorized to take such steps as may be necessary or desirable in connection therewith and to send the articles of dissolution to the CBCA Director.

(m)	Patheon shall repay the promissory note referred to in paragraph (k) in full by simultaneously transferring to a wholly-owned indirect subsidiary of the Purchaser certain inter-company receivables, together with a certain number of the shares of Newco Merger received by Patheon in step (l) above.

(n)	100 million preferred shares of Canco, all of which are held by a wholly-owned indirect subsidiary of the Purchaser, shall be redeemed by Canco in exchange for the issuance of a promissory note, and such redeemed preferred shares shall thereupon be cancelled.

(o)	Canco and Patheon shall be amalgamated and continued as Amalco under the CBCA. The name of Amalco shall be “Patheon Inc.” and its registered office shall be 2100 Syntex Court, Mississauga, Ontario L5N 7K9. The first directors of Amalco shall be —, — and —.

(p)	All of the remaining shares of Newco Merger held by Amalco shall be transferred to the Purchaser in part as repayment in full of the promissory note issued to a wholly-owned indirect subsidiary of the Purchaser in step (n) and, as to the balance, as repayment of other indebtedness owing by Amalco to the wholly-owned indirect subsidiary of the Purchaser described in step (k) above.

The steps included in the Plan of Arrangement, together with other steps and transactions taken outside the Plan of Arrangement, have the effect, among other things, of funding the payments referred to above, reorganizing the JLL Parties’ holdings in Patheon, providing for the contribution by DSM of its DPP Business and the contribution by JLL Associates V (Patheon), L.P. of its general partnership interest in JLL Fund V to the Purchaser and effecting a reorganization of Patheon’s subsidiaries into a less complex holding structure. As part of the JLL reorganization of the JLL Parties’ holdings in Patheon, the Purchaser (or one or more designated wholly owned subsidiaries of Purchaser) will purchase all of the limited partnership interests in JLL Fund V from the limited partners of JLL Fund V for an aggregate payment in cash equal to the product of the Share Consideration and the number of Restricted Voting Shares held directly or indirectly by JLL Fund V contributed to Purchaser. In connection with the Arrangement, such limited partners of JLL Fund V will receive the same Share Consideration for the Restricted Voting Shares indirectly held by JLL Fund V as is to be received by Shareholders other than the JLL Parties pursuant to the Arrangement, subject to the terms of the JLL Fund V limited partnership agreement.

Regulatory and Securities Law Matters

Regulatory Law Matters

In addition to the Final Order, the Arrangement requires a number of Regulatory Approvals (as defined in the Arrangement Agreement). Certain Regulatory Approvals are defined in the Arrangement Agreement as “Key Regulatory Approvals”, as follows:

•	Hart-Scott Rodino Act Clearance: The expiration or early termination of any waiting period, and any extension thereof under the HSR Act, applicable to the completion of the transactions contemplated by the Arrangement Agreement, which expired on January 6, 2014.

•	European Council Regulation (EC) No 139/2004 Approval: The explicit or implicit approval of the transactions contemplated by the Arrangement Agreement under the European Union Merger Regulation (Council Regulation (EC) no 139/2004 of 20 January 2004).

•	Mexican Federal Law on Economic Competition Approval: The issuance of a no objection letter by the Federal Competition Commission (“CFC”) in Mexico in connection with the Arrangement, or the expiry of the relevant statutory waiting period (and any extension thereof) applicable under the Federal Law on Economic Competition (Ley Federal de Competencia Economica) for the parties to the Arrangement Agreement to be entitled to consummate the Arrangement.

•	Serbian Law on Protection of Competition Approval: The approval by the Commission for the Protection of Competition of the Republic of Serbia under the Law on the Protection of Competition (Official Gazette of the Republic of Serbia, nos. 51/2009, 95/2013), which was received on December 27, 2013.

It is a condition of the Arrangement that each of the Key Regulatory Approvals has been made, given or obtained, is in force, and has not been modified. There is a summary below of certain requirements in relation to the Key Regulatory Approvals. There can be no assurance that we will obtain the Key Regulatory

Approvals necessary to complete the Arrangement or that the granting of these approvals will not involve the imposition of conditions on completion of the Arrangement or require changes to the terms of the Arrangement. These conditions or changes could result in conditions to the Arrangement not being satisfied. See “The Arrangement Agreement – Conditions to the Arrangement Becoming Effective.”

In the event that any other Regulatory Approvals are determined to be required, such Regulatory Approvals will be sought, although any such additional requirements could delay the Effective Date or prevent the completion of the Arrangement.

While there can be no assurance that the Key Regulatory Approvals or any other Regulatory Approvals that are determined to be required will be obtained, we currently anticipate that any such Regulatory Approvals that have been determined to be required will have been obtained or otherwise resolved by the Effective Date.

Certain requirements associated with the Key Regulatory Approvals are summarized below.

Hart-Scott-Rodino Act Clearance

Under the HSR Act, certain transactions that meet certain jurisdictional thresholds, such as the transactions contemplated under the Arrangement Agreement, may not be completed until the expiration or termination of a waiting period that follows the filing of required notification forms with the Department of Justice (“DOJ”) and the Federal Trade Commission (“FTC”). The initial waiting period is 30 calendar days, but this period may be shortened if the reviewing agency grants “early termination” of the waiting period. If the reviewing agency determines that an in-depth investigation is required and issues a formal Request for Additional Information and Documentary Material prior to the expiration of the initial waiting period, the parties must observe a second 30-day waiting period, which would begin to run only after substantial compliance with any Request for Additional Information and Documentary Material, unless the waiting period is terminated earlier. JLL Holdco and JLL Fund V each filed premerger notifications with the DOJ and the FTC, pursuant to the HSR Act, on December 6, 2013, and each requested “early termination” of the waiting period, which expired at 11:59 pm, EST on January 6, 2014.

At any time before or after the transaction is completed, the DOJ, FTC, and/or U.S. state attorneys general could take action under the antitrust laws, including without limitation, seeking to enjoin the completion of the transaction or permitting completion subject to conditions. Private parties may also take legal action under the antitrust laws under some circumstances.

European Council Regulation (EC) No 139/2004 Approval

Under Council Regulation (EC) No 139/2004 (the “EUMR”), mergers and acquisitions that meet certain turnover thresholds are subject to prior notification and approval by the European Commission (the “European Commission”). The Arrangement will require a notification under the EUMR. The statutory Phase I review period under the EUMR is 25 working days following the submission of a complete notification, which can be extended to 35 working days if the parties offer commitments during Phase I. If the European Commission has serious doubts about the Arrangement that are not addressed in Phase I, it will open a Phase II investigation, which would extend the review period by an additional period of up to 120 working days.

Federal Law on Economic Competition Approval (Mexico)

The Mexican Federal Law on Economic Competition (the “FLEC”) provides that mergers or acquisitions that meet certain notification thresholds are subject to a pre-merger notification with the CFC. We have determined that the Arrangement will trigger the CFC notification thresholds. The CFC has in principle 35 working days to review the pre-merger notification, although if the CFC does not issue a “freeze” order within 10 working days of notification, the FLEC does not restrict the parties’ ability to consummate the

Arrangement. The CFC may issue a request for additional information during the first 15 working days of the 35 working day review period, and in that case the 35 working day period will be reset and will restart on the date on which the CFC receives the information requested. If the CFC does not issue a resolution regarding the Arrangement within the 35 working day term, the transactions contemplated by the Arrangement Agreement are deemed approved.

Law on Protection of Competition Approval (Serbia)

The Law on Protection of Competition of Serbia provides that mergers and acquisitions which exceed certain notification thresholds are subject to prior notification and approval by the Commission for the Protection of Competition (the “CPC”) for approval. We have determined that the Arrangement will trigger the CPC notification thresholds. The parties must notify the transaction to the CPC within 15 days upon the conclusion of the agreement. The initial Phase I statutory review period is one month from the submission of a complete notification. If the CPC does not issue a decision by the end of Phase I, the transaction will be deemed to be automatically approved. If the considers further investigation is necessary, it will open a Phase II investigation, which may extend the review period for up to three additional months. The approval of the CPC was received on December 27, 2013.

Securities Law Matters

Status under Securities Laws

Patheon is a reporting issuer (or its equivalent) in each of the provinces and territories of Canada, its Restricted Voting Shares are registered under the Exchange Act and it is also required to file periodic reports with the SEC. The Restricted Voting Shares currently trade on the TSX. After the completion of the Arrangement, Patheon will be a wholly-owned direct or indirect subsidiary of the Purchaser and it is expected that the Restricted Voting Shares will be delisted from the TSX. In addition, it is expected that registration of the Restricted Voting Shares under the Exchange Act will be terminated and Patheon will no longer be required to file periodic reports with the SEC. Patheon will make an application to cease to be a reporting issuer (or equivalent) in each of the provinces and territories of Canada.

Multilateral Instrument 61-101 – Protection of Minority Security Holders in Special Transactions

As a reporting issuer (or its equivalent) in all the provinces and territories of Canada, Patheon is subject to applicable securities laws of such provinces and territories. The securities regulatory authorities in the Provinces of Ontario and Québec have adopted MI 61-101 which regulates transactions that raise the potential for conflicts of interest.

MI 61-101 regulates certain types of transactions to ensure fair treatment of security holders when, in relation to a transaction, there are persons in a position that could cause them to have an actual or reasonably perceived conflict of interest or informational advantage over other security holders. If MI 61-101 applies to a proposed acquisition of a reporting issuer, then enhanced disclosure in documents sent to security holders, the approval of security holders excluding, among others, “interested parties” (as defined in MI 61-101), and a formal valuation of the equity securities being acquired, prepared by an independent and qualified valuator, are all mandated (subject to exemptions that do not apply to the Arrangement). In addition, in certain circumstances MI 61-101 requires an independent committee of the board of the directors of the reporting issuer to carry out specified responsibilities relating to transactions covered by the instrument. There are rigorous criteria for independence of both the valuator and the directors on the independent committee. The security holder protections provided by MI 61-101 go substantially beyond the requirements of corporate law.

The protections afforded by MI 61-101 apply to, among other transactions, “business combinations” (as defined in MI 61-101) which may terminate the interests of security holders without their consent in circumstances where, at the time the transaction is agreed to, a “related party” of the issuer (as defined in

MI 61-101) (a) is a party to any “connected transaction” (as defined in MI 61-101) to the business combination; (b) would, as a consequence of the transaction, directly or indirectly acquire the issuer or the business of the issuer, either alone or in concert with others; or (c) is entitled to receive, directly or indirectly, as a consequence of the transaction (i) consideration per equity security that is not identical in amount and form to the entitlement of the general body of holders in Canada of securities of the same class, or (ii) a “collateral benefit” (as defined in MI 61-101).

The JLL Parties and the directors and the executive officers of Patheon are all related parties of Patheon.

Since the Purchaser is a related party that would, as a consequence of the Arrangement, acquire (directly or indirectly) Patheon, the Arrangement is a business combination within the meaning of MI 61-101.

Interested Parties

As a result of the Purchaser being a related party of Patheon that would directly or indirectly acquire Patheon as a consequence of the Arrangement, the Purchaser qualifies as an interested party in the Arrangement. Consequently, the other JLL Parties, which are related parties of the Purchaser, are related parties of an interested party in the Arrangement.

James C. Mullen, the Chief Executive Officer of Patheon, has entered into a Management Agreement dated November 18, 2013 with JLL Holdco and the Purchaser (the “Management Agreement”). Pursuant to the terms of the Management Agreement, the Purchaser and JLL Holdco have agreed to provide Mr. Mullen certain benefits related to his role as Chief Executive Officer of the Purchaser following the completion of the Arrangement. See “Special Factors – Interests of Our Directors and Executive Officers in the Arrangement”. These benefits are a collateral benefit received by Mr. Mullen in connection with the Arrangement for purposes of MI 61-101. As a result of the foregoing, Mr. Mullen is an interested party in the Arrangement for purposes of MI 61-101.

Certain other directors and executive officers of Patheon are receiving benefits under the Arrangement in connection with their services as directors or employees of Patheon. See “Special Factors – Interests of Our Directors and Executive Officers in the Arrangement”. Other than Joaquin Viso, as of November 18, 2013 (the date that the Arrangement Agreement was entered into) each such director and executive officer and his or her associated entities beneficially owned or exercised control over less than 1% of the outstanding Restricted Voting Shares. As a result, the benefits to be received by such directors and officers under the Arrangement are not “collateral benefits” and such directors and officers are not “interested parties” for purposes of MI 61-101.

As of November 18, 2013 (the date that the Arrangement Agreement was entered into) Joaquin Viso, a director of Patheon, and his spouse Olga Lizardi beneficially owned or exercised control over approximately 8.3% of the outstanding Restricted Voting Shares. Mr. Viso also holds 119,141.09 DSUs which, in accordance with the Plan of Arrangement, will be cancelled and satisfied in exchange for an aggregate cash payment from Patheon of approximately US$1.11 million (less any applicable withholding). Mr. Viso has disclosed to the Independent Committee that he expects to be beneficially entitled to receive approximately US$108.95 million in exchange for the Restricted Voting Shares that he beneficially owns. The Independent Committee has determined that the value of the benefit to be received by Mr. Viso with respect to the cancellation of his DSUs, net of any offsetting costs, is less than 5% of the value that Mr. Viso expects he will be beneficially entitled to receive in exchange for his Restricted Voting Shares pursuant to the Arrangement. As a result, Mr. Viso is not receiving a collateral benefit and he is not an interested party in the Arrangement for purposes of MI 61-101.

Valuation

Pursuant to MI 61-101, a formal valuation is required for the Arrangement because the Arrangement is a business combination in which an interested party, the Purchaser, directly or indirectly, will acquire Patheon as a consequence of the Arrangement. A summary of the formal valuation prepared by BMO Capital

Markets can be found under the heading “Special Factors – Formal Valuation and Fairness Opinion of BMO Capital Markets,” and a copy of the Formal Valuation and Fairness Opinion of BMO Capital Markets is attached as Annex D to this Proxy Statement.

To the knowledge of the Company, the directors of the Company and the executive officers of the Company, after reasonable inquiry, there have been no prior valuations (as defined in MI 61-101) prepared in respect of the Company within the 24 months preceding the date of this Proxy Statement.

Minority Shareholder Approval

MI 61-101 requires that, in addition to any other required security holder approval, a business combination is subject to “minority approval” (as defined in MI 61-101) of every class of “affected securities” (as defined in MI 61-101) of the issuer, in each case voting separately as a class. As a result, the Arrangement Resolution will require the affirmative vote of a simple majority of the votes cast by all Shareholders present in person or by proxy at the Meeting other than (i) interested parties, (ii) any related party of an interested party and (iii) any person that is a “joint actor” (as defined in MI 61-101) with any of the foregoing.

The Restricted Voting Shares are affected securities in connection with the Arrangement. Based on the above, the Purchaser and Mr. Mullen, who are interested parties, any related party of the Purchaser (including the JLL Parties) or Mr. Mullen, and any joint actor with the Purchaser or Mr. Mullen will have their votes excluded from the Majority-of-the-Minority Vote required by MI 61-101.

To the knowledge of the Company after reasonable inquiry, as at the date hereof, the interested parties and their respective related parties and joint actors beneficially own, or exercise control or direction over, an aggregate of 80,837,071 Restricted Voting Shares, representing an aggregate of approximately 57.34% of the outstanding Restricted Voting Shares. DSM has advised that it and its affiliates do not own any Restricted Voting Shares. Details of the holdings of the Restricted Voting Shares by such excluded holders are set out in the table below.

Name	Restricted Voting Shares	Percentage of Outstanding Restricted Voting Shares	Options		Percentage of Outstanding Options
JLL Patheon Holdings, Coöperatief U.A.	78,524,986	55.7%	—		—
James Mullen	2,312,085	1.64%	4,000,000	(1)	36.32%
Total	80,837,071	57.34%	4,000,000		36.32%

Note:

(1)	Mr. Mullen has entered into an Option Waiver and Termination Agreement with Patheon pursuant to which he has agreed to voluntarily cancel and terminate all of his Company Options immediately prior to, but subject to the occurrence of, the Effective Time.

Prior Offers

There has been no bona fide prior offer that relates to the subject matter of or is otherwise relevant to the Arrangement that was received by the Company during the 24 months before November 18, 2013.

Procedure for Surrender of Restricted Voting Shares and Payment of Share Consideration

Procedures for Surrender of Restricted Voting Shares

Registered Shareholders should follow the process set out in the Letter of Transmittal that has been provided to them. The process for Registered Shareholders to properly surrender their Restricted Voting Shares is summarized in more detail below under the heading “Letter of Transmittal”. Registered Shareholders should refer to the Letter of Transmittal for the full particulars and instructions on how to deposit their Restricted Voting Shares with the Depositary. Distribution of Letters of Transmittal prior to the shareholder vote and prior to the consummation of the Arrangement is customary in Canadian transactions involving a Plan of Arrangement.

Registered Shareholders who submit a Letter of Transmittal to the Depositary with the certificate(s) representing their Restricted Voting Shares prior to the consummation of the Arrangement will be unable to sell or otherwise transfer their Restricted Voting Shares without contacting the Depositary, requesting a withdrawal of their Letter of Transmittal, and receiving their certificate(s) representing Restricted Voting Shares back from the Depositary.

Shareholders whose Restricted Voting Shares are registered in the name of a broker, trustee, financial institution, investment dealer, bank, trust company, custodian, nominee or other intermediary are not considered to be Registered Shareholders and should contact that intermediary for instructions and assistance in receiving the Share Consideration for their Restricted Voting Shares.

Letter of Transmittal

If you are a Registered Shareholder, you should have received with this Proxy Statement a Letter of Transmittal printed on blue paper. If the Arrangement is completed, in order to receive the Share Consideration for their Restricted Voting Shares, Registered Shareholders must complete and sign the Letter of Transmittal and deliver it (or an originally signed facsimile copy thereof), together with certificates representing their Restricted Voting Shares, and all other documents required under the Letter of Transmittal, to the Depositary in accordance with the instructions contained therein. You can obtain additional copies of the Letter of Transmittal by contacting the Depositary. The Letter of Transmittal is also available on SEDAR at www.sedar.com under the Company’s filings and on EDGAR at www.sec.gov.

The Letter of Transmittal contains important instructions setting out how Registered Shareholders deposit their Restricted Voting Shares with the Depositary and should be reviewed carefully. By executing the Letter of Transmittal and delivering it, with certificate(s) representing Restricted Voting Shares, such depositing Registered Shareholder is agreeing, that as of the Effective Time and as provided in the Arrangement, their right as a former Shareholder will be limited to receiving the Share Consideration for their Restricted Voting Shares so deposited.

No signature guarantee is required on the Letter of Transmittal if (i) the Letter of Transmittal is signed by the Registered Shareholder(s), unless the cheque representing the Share Consideration is to be delivered to a person other than the Registered Shareholder(s) or sent to an address other than the address of the Registered Shareholder(s) as shown on the register of Patheon; or (ii) the deposited Restricted Voting Shares are transmitted for the account of an Eligible Institution (defined below). If the Letter of Transmittal is signed by a person other than the Registered Shareholder(s) of the deposited Restricted Voting Shares or if the payment is to be made in a name other than the Registered Shareholder(s), such signature must be guaranteed by an Eligible Institution, or in some other manner satisfactory to the Depositary (except that no guarantee is required if the signature is that of an Eligible Institution).

An “Eligible Institution” means a Canadian Schedule I chartered bank, a major trust company in Canada, a commercial bank or trust company in the United States, a member of the Securities Transfer Association Medallion Program (STAMP), a member of the Stock Exchange Medallion Program (SEMP) or a member of the New York Stock Exchange Inc. Medallion Signature Program (MSP). Members of these programs are usually members of a recognized stock exchange in Canada and/or the United States, members of the Investment Industry Regulatory Organization of Canada, members of the Financial Industry Regulatory Authority or banks and trust companies in the United States. Certain Canadian credit unions may also be members.

The Purchaser will determine in its sole discretion all questions as to validity, form, eligibility (including timely receipt) and acceptance of the Letter of Transmittal and any Restricted Voting Shares deposited pursuant to the Arrangement. Such determination will be final and binding. There shall be no duty or obligation of the Company, the Purchaser, the Depositary or any other person to give notice of any defect or irregularity in any deposit and no liability will be incurred by any of them for failure to give any such notice. The Purchaser reserves the absolute right to reject, without notice, any and all surrenders of Restricted Voting Shares which it determines not to be in proper form or which, in the opinion of its counsel, it may be unlawful to accept under the laws of any jurisdiction. The Purchaser reserves the right, if it so elects in its absolute discretion, to instruct the Depositary to waive any defect or irregularity contained in the Letter of Transmittal received by the Depositary.

If a share certificate representing deposited Restricted Voting Shares has been lost, stolen or destroyed, the Letter of Transmittal should be completed as fully as possible and forwarded to the Depositary together with an affidavit containing details regarding the lost, stolen or destroyed share certificate. In addition, the registered holder of that share certificate should contact the Depositary by telephone at 1-800-564-6253, or by mail, hand or courier at 100 University Avenue, 8th Floor, Toronto, Ontario, Canada M5J 2Y1 to determine the replacement requirements with respect to the share certificate that has been lost, stolen or destroyed. The replacement share certificates representing the deposited Restricted Voting Shares must be provided to the Depositary at the office specified in the Letter of Transmittal.

If the Arrangement does not proceed for any reason, any share certificate(s) for deposited Restricted Voting Shares received by the Depositary will be returned forthwith by the Depositary to the address provided by the Registered Shareholder in its Letter of Transmittal or held for pick-up in accordance with instructions provided by the Registered Shareholder in their Letter of Transmittal, or failing such address or instruction being specified, will be returned to the Registered Shareholder’s last address shown on the records of Patheon.

The method used to deliver the Letter of Transmittal and any accompanying share certificates representing Restricted Voting Shares is at the option and risk of the Registered Shareholder, and delivery will be deemed effective only when such documents are actually received by the Depositary. Patheon and the Purchaser recommend that the necessary documentation be hand delivered to the Depositary at the office specified in the Letter of Transmittal, and a receipt obtained; otherwise the use of registered mail with return receipt requested, properly insured, is recommended.

Deposit of Consideration with Depositary

On or prior to the Effective Date, the Purchaser will deposit or cause to be deposited the aggregate amount of Share Consideration to be paid pursuant to the Plan of Arrangement with the Depositary.

Shareholders

Payment. Subject to completion of the Arrangement, upon receipt of the Letter of Transmittal properly completed and executed, the share certificate(s) representing the Restricted Voting Shares deposited and all other required documents, the Depositary will, as soon as practicable after the Effective Date, mail to the applicable depositing Registered Shareholder a cheque (except for payments in excess of CDN$25 million, which will be made by wire transfer (as described in the Letter of Transmittal)) issued by the Depositary representing the amount of Share Consideration such depositing Registered Shareholder is entitled to receive under the Arrangement. All payments will be made by the Depositary net of amounts required to be withheld by law, including any applicable withholding taxes.

The Share Consideration payable to a depositing Registered Shareholder will be (a) mailed to such depositing Registered Shareholder at the address provided by him or her in the Letter of Transmittal, (b) made available at the office of the Depositary where the share certificate(s) representing the Restricted Voting Shares were surrendered by him or her, or (c) paid by wire transfer if the amount to be paid is in excess of CDN$25 million (as described in the Letter of Transmittal). If the payment instructions and delivery/pickup instructions are not completed, as applicable, by the depositing Registered Shareholder in the Letter of Transmittal, the cheque to be issued in respect of the applicable share certificates representing such deposited Restricted Voting Shares shall be issued in the name of the depositing Registered Shareholder as such name appears on the register of Shareholders maintained by Patheon’s registrar and transfer agent and shall be delivered to the last address shown on the records of Patheon of such Registered Shareholder.

Registered Shareholders who do not send to the Depositary the Letter of Transmittal properly completed and executed, the share certificate(s) representing the Restricted Voting Shares to be deposited and all other required documents, will not receive the Share Consideration to which they are otherwise entitled. Whether or not Registered Shareholders forward their certificate(s) representing Restricted Voting Shares, upon completion of the Arrangement, Registered Shareholders will cease to be holders of Restricted Voting Shares as of the Effective Time and will only be entitled to receive the Share Consideration to which they are entitled under the Arrangement or, in the case of Registered Shareholders who properly exercise Dissent Rights, the right to receive fair value for their Restricted Voting Shares in accordance with Section 190 of the CBCA, as modified by the Plan of Arrangement, the Interim Order and the Final Order. See “Dissent Rights.”

Currency of Payment. All payments to Shareholders of the Share Consideration will be made in U.S. dollars, unless a Registered Shareholder elects to receive the Share Consideration for its Restricted Voting Shares in Canadian dollars by checking the appropriate box in the Letter of Transmittal and ensuring that the Depositary receives the Letter of Transmittal prior to 4:00 p.m. (Eastern time) on the business day prior to the Effective Date. In such case, the Depositary will convert the U.S. dollar consideration to which the Shareholder is entitled into Canadian dollars and the Shareholder will have acknowledged and agreed that the exchange rate for one U.S. dollar expressed in Canadian dollars will be based on the prevailing market rates available from the Depositary on the date the funds are converted by the Depositary, which rates will be at the sole risk of the Shareholder. A Shareholder electing to receive the Share Consideration in Canadian dollars will have further acknowledged and agreed that any change to the currency exchange rates for the exchange of U.S. dollars into Canadian dollars will be at the sole risk of the Shareholder.

If an election or instruction to receive payment in Canadian dollars is not made or given prior to 4:00 p.m. (Eastern time) on the business day prior to the Effective Date, Shareholders will receive payment in U.S. dollars.

Cancellation of Rights of Shareholders

Following the Effective Time, each share certificate that previously represented Restricted Voting Shares shall represent only the right to receive, upon surrender of that share certificate, the Share Consideration in accordance with the Plan of Arrangement. Any share certificate formerly representing Restricted Voting Shares not duly surrendered on or before the sixth anniversary of the Effective Date shall cease to represent a claim by or interest of any former holder of Restricted Voting Shares of any kind or nature against or in the Company or the Purchaser. On such date, the Share Consideration to which such Registered Shareholder was entitled shall be deemed to have been surrendered to the Purchaser and shall be paid over by the Depositary to the Purchaser or as directed by the Purchaser.

Any payment made by way of cheque by the Depositary (or the Company, if applicable) pursuant to the Plan of Arrangement that has not been deposited or has been returned to such Depositary (or the Company) or that otherwise remains unclaimed, in each case, on or before the second anniversary of its issuance, shall cease to represent a right or claim of any kind or nature and the right of the holder to receive the Share Consideration for the Restricted Voting Shares pursuant to the Arrangement shall terminate and be deemed to be surrendered and forfeited to the Purchaser or any successor thereof, as applicable, for no consideration.

Court Approval of the Arrangement and Notice to CBCA Director

An arrangement under the CBCA involving the Company, including the Plan of Arrangement, requires approval by the Court. Completion of the Arrangement will be subject to a judicial determination by the Court that the Arrangement is fair and reasonable to the security holders.

Interim Order

On —, 2014, Patheon obtained the Interim Order providing for the calling and holding of the Meeting, the Dissent Rights and certain other procedural matters. The text of the Interim Order is set out in Annex K to this Proxy Statement.

Final Order

Subject to the terms of the Arrangement Agreement, and if the Arrangement Resolution is approved by Shareholders at the Meeting in the manner required by the Interim Order, Patheon intends to make an application to the Court for the Final Order.

The application for the Final Order approving the Arrangement is currently scheduled for [                    ], 2014 at [            ] (Eastern time), or as soon thereafter as counsel may be heard, at the Courthouse, 330 University Avenue, Toronto, Ontario, or at any other date and time as the Court may direct. Any Shareholder or any other interested party who wishes to appear or be represented and to present evidence or arguments at that hearing of the application for the Final Order must file and serve a notice of appearance no later than 5:00 p.m. (Eastern time) on [                    ], 2014, along with any other documents required, all as set out in the Interim Order and the Notice of Application, the texts of which are set out in Annexes K and J, respectively, to this Proxy Statement, and satisfy any other requirements of the Court. Such persons should consult with their legal advisors as to the necessary requirements. In the event that the hearing is adjourned then, subject to further order of the Court, only those persons having previously filed and served a notice of appearance will be given notice of the adjournment.

The Court has broad discretion under the CBCA when making orders with respect to the Arrangement and will consider, among other things, the fairness and reasonableness of the Arrangement to the persons whose legal rights are affected, both from a substantive and a procedural point of view. The Court may approve the Arrangement either as proposed or as amended, on the terms presented or substantially on those terms. Depending upon the nature of any required amendments, Patheon and/or the Purchaser may determine not to proceed with the Arrangement.

Assuming the Final Order is granted without amendment or with amendments acceptable to Patheon and the Purchaser, and the other conditions to closing contained in the Arrangement Agreement are satisfied or waived to the extent legally permissible, the Articles of Arrangement will be filed with the Director appointed under the CBCA for issuance of the Certificate of Arrangement giving effect to the Arrangement.

For further information regarding the Court hearing and your rights in connection with the Court hearing, see the form of Notice of Application attached at Annex J to this Proxy Statement. The Notice of Application constitutes notice of the Court hearing of the application for the Final Order and is your only notice of the Court hearing.

Role of Director Appointed under the CBCA

The CBCA requires Patheon to give notice of the application for the Interim Order and the Final Order to the director appointed under the CBCA (the “CBCA Director”) and entitles the CBCA Director to appear and be heard in person or by counsel. The notice must be accompanied by materials sufficient to allow the CBCA Director to make a proper determination of compliance with statutory requirements and as to whether minimum standards of procedural fairness are being observed. In Policy Statement 15.1 – Policy of the Director concerning Arrangements Under Section 192 of the CBCA, the CBCA Director states that in addition to demonstrating compliance with jurisdictional requirements and statutory and court-ordered procedural requirements (including those designed to ensure procedural fairness), there rests with an applicant proposing an arrangement an onus to demonstrate that the proposed arrangement is fair from the perspective of the security holder constituencies whose rights are affected by the arrangement. Although the substantive fairness of the proposed arrangement is a determination ultimately to be made by the Court, the CBCA Director will also consider the fairness of the proposed arrangement.

Fees and Expenses

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board for use at the Meeting, to be held on [                    ], 2014, at the time and place and for the purposes set forth in the Notice of Meeting. While it is expected that the solicitation will be primarily by mail, proxies may be solicited personally or by telephone or e-mail. Patheon has retained Georgeson to assist in the solicitation of proxies for a fee of up to CDN$40,000 for its services plus expenses and a “per call” fee of CDN$6 for each telephone call made by Shareholders to Georgeson or by Georgeson to Shareholders in connection with the solicitation. In addition, our directors, officers and employees may solicit proxies without compensation. The fees and expenses of Georgeson and all other costs of solicitation by management acting on behalf of Patheon will be borne by Patheon.

Patheon estimates that expenses in the aggregate amount of approximately US$[        ] million will be incurred by Patheon in connection with the Arrangement, including legal, financial advisory, accounting, filing and printing costs, the cost of preparing and mailing this Proxy Statement and fees in respect of the Fairness Opinion and Formal Valuation of BMO Capital Markets and the financial advisory services provided by RBC to the Independent Committee (including the Fairness Opinion of RBC). The fees, costs and expenses in connection with the Arrangement are set forth in the table below:

Legal, Accounting and Filing Fees	US$	[ ]
Financial Advisory Fees	US$	[ ]
Independent Committee Fees	US$	[ ]
Printing, Proxy Solicitation and Mailing Costs	US$	[ ]
Miscellaneous	US$	[ ]

Total	US$	[ ]

GENERAL PROXY INFORMATION

Time, Date and Place

The Meeting will be held at [                    ], Toronto, Ontario, Canada on [                    ], 2014 at [                     ] (Eastern time).

Record Date

The record date for determining the holders of Restricted Voting Shares entitled to receive notice of and to vote at the Meeting is [                    ], 2014. Only holders of Restricted Voting Shares of record as of the close of business on [                    ], 2014 (Eastern time) are entitled to receive notice of and to vote at the Meeting.

Solicitation of Proxies

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board (and constitutes a “solicitation by the management” of Patheon within the meaning of the CBCA) for use at the Meeting and any postponement or adjournment thereof and for the purposes set forth in the accompanying Notice of Meeting. While it is expected that the solicitation will be primarily by mail, proxies may be solicited personally or by telephone or e-mail. Patheon has retained Georgeson to assist in the solicitation of proxies. In addition, our directors, officers and employees may solicit proxies without compensation. The fees and expenses of Georgeson and all other costs of solicitation by Management on behalf of Patheon will be borne by Patheon. Shareholders with questions should contact Georgeson in North America toll free at 1-866-656-4121 or internationally by dialing 781-575-2182 collect or by email at askus@georgeson.com.

See “The Arrangement – Fees and Expenses” beginning on page 164 above.

This Proxy Statement and accompanying materials are being sent to both Registered Shareholders and non-Registered Shareholders. Patheon is not sending the proxy-related materials directly to non-Registered Shareholders and is not relying on the notice-and-access provisions of securities laws for delivery to either Registered Shareholders or non-Registered Shareholders. Patheon will deliver proxy-related materials to nominees, custodians or other intermediaries and they will be asked to promptly forward them to non-Registered Shareholders. If you are a non-Registered Shareholder, your nominee should send you a voting instruction form or form of proxy with this Proxy Statement. Patheon has elected to pay for the delivery of this Proxy Statement, including a voting instruction form, to non-Registered Shareholders who are “objecting beneficial owners”, in accordance with National Instrument  54-101 - Communication with Beneficial Owners of Securities of a Reporting Issuer.

How a Vote is Passed

At the Meeting, Shareholders will be asked to consider and vote upon the Arrangement Resolution and the Patheon Advisory (Non-Binding) Resolution on Specified Compensation.

To be effective, the Arrangement Resolution will require:

•	the affirmative vote of at least two-thirds (66 2⁄3%) of the votes cast by Shareholders present in person or by proxy and entitled to vote at the Meeting; and

•	passing of the Majority-of-the-Minority Vote.

Adoption of the Patheon Advisory (Non-Binding) Resolution on Specified Compensation will require that it be passed by the affirmative vote of a majority of the votes cast by Shareholders present in person or represented by proxy at the Meeting, however, because the vote is advisory, it will not be binding upon Patheon or the Board.

The quorum for the Meeting shall be not less than two persons in number present and holding or representing by proxy not less than one-third (33 1⁄3%) of the total number of issued and outstanding Restricted Voting Shares entitled to vote at such Meeting.

If a Registered Shareholder affirmatively abstains from voting by choosing “ABSTAIN” on the form of proxy enclosed with this Proxy Statement or by attending the Meeting but not casting any vote, no vote will be cast on behalf of such Shareholder on any of the items of business at the Meeting (an “abstention”). Abstentions will be counted as shares present for the purposes of determining the presence of quorum at the Meeting but will not be counted as vote in favour of or a vote against the Arrangement Resolution or any other matter that may properly come before the Meeting.

If a non-Registered Shareholder does not instruct its broker or other intermediary how to vote on the Arrangement Resolution, no votes will be cast on behalf of such Shareholder with respect to the Arrangement Resolution (a “broker non-vote”). Assuming that the Shareholder’s broker or other intermediary deposits the form of proxy with no voting instructions, such broker non-votes will be counted as shares present for the purpose of determining the presence of quorum at the Meeting but will not be counted as vote in favour of or a vote against the Arrangement Resolution or any other matter that may properly come before the Meeting.

Who can Vote?

If you were a Registered Shareholder as of the close of business on —, 2014, you are entitled to attend the Meeting and vote. If Restricted Voting Shares are registered in the name of a corporation, a duly authorized officer of the corporation may attend on its behalf, but appropriate documentation confirming that officer’s authority will be required to be presented at the Meeting. If you are a Registered Shareholder but do not wish to, or cannot, attend the Meeting in person, you can appoint someone who will attend the Meeting and act as your proxyholder to vote in accordance with your instructions. If your Restricted Voting Shares are registered in the name of a broker or other intermediary, you should refer to the section entitled “Non-Registered Shareholders” below.

It is important that your Restricted Voting Shares be represented at the Meeting regardless of the number of Restricted Voting Shares you hold. If you will not be attending the Meeting in person, you should complete, date, sign and return your form of proxy as soon as possible so that your Restricted Voting Shares will be represented.

Appointment of Proxies by Registered Shareholders

If you are a Registered Shareholder and do not attend the Meeting, you can still make your vote(s) count by appointing someone who will be there to act as your proxyholder at the Meeting. You can appoint the persons named in the accompanying form of proxy, who are directors or officers of Patheon. Alternatively, you can appoint any other person to attend the Meeting as your proxyholder. Regardless of whom you appoint as your proxyholder, you can either instruct that person on how you want to vote or you can let that person decide for you. You can do this by completing a form of proxy. In order for your proxy to be valid, you must return the completed form of proxy to Computershare by no later than [                    ] at [                    ] [a.m.], or in the case of any postponement or adjournment of the Meeting, not less than 48 hours, Saturdays, Sundays and holidays excepted, prior to the time of the postponed or adjourned Meeting.

Registered Shareholders electing to submit a proxy may do so by choosing one of the following methods:

a)	complete, date and sign the proxy and return it to Computershare by mail to Computershare Investor Services Inc., Proxy Dept., 8th Floor, 100 University Avenue, Toronto, Ontario M5J 2Y1;

b)	use a touch-tone phone to transmit voting choices to the toll free number given in the proxy. Registered holders of Restricted Voting Shares who choose this option must follow the instructions of the voice response system and refer to the proxy for the toll free number and control number; or

c)	log on to the Internet at Computershare’s website, www.investorvote.com. Registered Shareholders must follow the instructions given on the website and must refer to the proxy for the control number.

The above time limit for deposit of proxies may be waived or extended by the chairperson of the Meeting at his or her discretion without notice.

Non-Registered Shareholders who receive these materials through their broker or other intermediary should complete and send the form of proxy or voting instruction form in accordance with the instructions provided by their broker or intermediary.

Late proxies may be accepted or rejected by the chairperson of the Meeting in his or her discretion, and the chairperson is under no obligation to accept or reject any particular late proxy.

What is a Form of Proxy?

A form of proxy is a document that authorizes someone to attend the Meeting and cast your votes for you. We have enclosed a form of proxy with this Proxy Statement. You should use it to appoint a proxyholder, although you can also use any other legally compliant form of proxy.

Appointing a Proxyholder

The persons named in the enclosed form of proxy are our directors or officers. A Registered Shareholder can appoint any other person or company, including those not appearing on the accompanying form of proxy, to represent him or her at the Meeting. Such Registered Shareholder may do so by crossing out the name of a person appearing on the accompanying form of proxy and inserting the name of the preferred person in the blank space provided in the enclosed form of proxy, or by completing another proper form of proxy. That other person need not be a Shareholder. To vote your Restricted Voting Shares, your proxyholder must attend the Meeting. If you use the enclosed form of proxy and do not fill a name in the blank space, the persons named in the form of proxy will be appointed to act as your proxyholder.

Instructing your Proxyholder and Exercise of Discretion by your Proxyholder

You may indicate on your form of proxy how you wish your proxyholder to vote your Restricted Voting Shares at the Meeting. To do this, simply mark the appropriate boxes on the form of proxy. If you do this, your proxyholder must vote your Restricted Voting Shares at the Meeting in accordance with the instructions you have given.

If you do not give any instructions as to how to vote on a particular matter to be decided at the Meeting, your proxyholder can vote your Restricted Voting Shares as he or she thinks fit. If you have appointed the persons designated in the form of proxy as your proxyholder, they will, unless you give contrary instructions, vote your Restricted Voting Shares at the Meeting:

•	FOR the Arrangement Resolution

•	FOR the Patheon Advisory (Non-Binding) Resolution on Specified Compensation

The enclosed form of proxy gives the persons named on it the authority to use their discretion in voting on amendments or variations to matters identified in the notice of Meeting. At the time of printing this Proxy Statement, Management is not aware of any other matter to be presented for action at the Meeting. If, however, other matters do properly come before the Meeting, the persons named on the enclosed form of proxy will vote on them in accordance with their best judgment, pursuant to the discretionary authority conferred on them by the form of proxy with respect to such matters.

Changing your Mind (Revoking your Proxy)

In addition to revocation in any other manner permitted by law, a proxy may be revoked pursuant to Section 148(4) of the CBCA, as amended by the Interim Order, by depositing an instrument in writing executed by the Shareholder or by the Shareholder’s authorized attorney (or, if the Shareholder is a corporation or other entity, the officers or other persons duly authorized to act on the Shareholder’s behalf):

•	at Patheon’s registered office, located at 2100 Syntex Court, Mississauga L5N 7K9, at any time not later than 48 hours, excluding Saturdays, Sundays and holidays, immediately preceding the Meeting or any adjournment of the Meeting;

•	with Computershare Investor Services Inc., Proxy Department, 100 University Avenue, 8th Floor, Toronto, Ontario M5J 2Y1 not later than 48 hours, excluding Saturdays, Sundays and holiday, immediately preceding the Meeting or any adjournment of the Meeting; or

•	with the chairman of the Meeting on the day of the Meeting before the Meeting commences.

You may also revoke your proxy by completing a proxy bearing a later date and returning it as specified above, including applicable deadlines, under Appointment of Proxies by Registered Shareholders. If you are a Registered Shareholder and you revoke your proxy and do not replace it with another that is deposited as specified above, you can still vote your shares, but must do so in person at the Meeting or any adjournment of the Meeting.

Non-Registered Shareholders

The information set forth in this section is important to many holders of Restricted Voting Shares, as a substantial number of such holders do not hold Restricted Voting Shares in their own names.

If your Restricted Voting Shares are not registered in your own name, they will be held in the name of a broker or other intermediary that, as your nominee, will be the person legally entitled to vote your Restricted Voting Shares and is required to seek your instructions as to how to vote your Restricted Voting Shares. You should note that only proxies deposited by holders of Restricted Voting Shares whose names appear on the share register will be recognized and acted upon at the Meeting.

If your Restricted Voting Shares are shown on an account statement that a broker, investment dealer or other intermediary provides to you, then in almost all cases your name will not appear on the share register. In this case, your Restricted Voting Shares will most likely be registered in the name of the broker or an agent of the broker. In Canada, the vast majority of such Restricted Voting Shares will be registered in the name of “CDS & Co.”, the registration name of CDS Clearing and Depository Services Inc., which company acts as a nominee for many Canadian brokerage firms. In the United States, the vast majority of such Restricted Voting Shares will be registered in the name of “CEDE & Co.”, the registration name of The Depository Trust Company, which company acts as a nominee for many U.S. brokerage firms and custodian banks. Restricted Voting Shares held by brokers, investment dealers or other intermediaries may only be voted by those brokers, investment dealers or other intermediaries in accordance with instructions received from the beneficial holders of those shares. Without specific instructions, brokers and their agents and nominees are prohibited from voting shares for beneficial holders of Restricted Voting Shares. Therefore, if you are not a registered holder of Restricted Voting Shares, you should ensure that instructions respecting the voting of your shares are communicated to the appropriate person.

Applicable regulatory policy requires broker/intermediaries to seek voting instructions from non-registered holders of Restricted Voting Shares in advance of meetings of Patheon’s Shareholders. Every broker/intermediary has its own mailing procedures and provides its own return instructions to clients, which should be carefully followed by non-registered holders of Restricted Voting Shares in order to ensure that their shares are voted at the Meeting. The form of proxy supplied to a non-registered holder of Restricted Voting Shares by its broker (or the agent of the broker) is similar to the form of proxy provided to registered holders of Restricted Voting Shares. However, its purpose is limited to instructing the registered holder (the broker or agent of the broker) how to vote on behalf of the non-registered holder of Restricted Voting Shares. The majority of brokers now delegate responsibility for obtaining instructions from clients to Broadridge Investor Communications Corporation (“Broadridge”). Broadridge typically mails a scannable voting instruction form instead of the form of proxy. The Non-Registered Shareholder is asked to complete the voting instruction form and return it to Broadridge by mail or facsimile. Alternatively, the Non-Registered Shareholder may call a toll-free number or complete a voting instruction form online to vote the Restricted Voting Shares held by the non-registered holder. Broadridge then tabulates the results of all instructions received and provides appropriate instructions respecting the voting of Restricted Voting Shares to be represented at the applicable meeting.

A non-Registered Shareholder receiving a voting instruction form cannot use that voting instruction form to vote Restricted Voting Shares directly at the Meeting as the voting instruction form must be returned as directed by Broadridge well in advance of the Meeting in order to have the Restricted Voting Shares voted.

Although a non-Registered Shareholder may not be recognized directly at the Meeting for the purposes of voting Restricted Voting Shares registered in the name of his broker (or agent of the broker), a Non-Registered Shareholder may attend the Meeting as proxyholder for the Registered Shareholder (the broker or agent of the broker) and vote the Restricted Voting Shares in that capacity. Any Non-Registered Shareholder who wishes to attend at the Meeting and indirectly vote their Restricted Voting Shares should enter their own names in the blank spaces on the form of proxy or voting instruction form provided to them and return the same to their brokers (or the brokers’ agents) in accordance with the instructions provided by such brokers (or agents), well in advance of the Meeting.

Shareholders pursuant to the Employee Share Purchase Savings Plan

Shareholders who hold their Restricted Voting Shares under Patheon’s employee share purchase savings plan, which was suspended effective October 1, 2006, will receive a letter and a voting instruction form containing instructions on how such Shareholders provide voting instructions in respect of such Restricted Voting Shares. Such Shareholders are urged to carefully review the letter and voting instruction form and to return the same in accordance with the instructions provided in such letter and voting instruction form, well in advance of the Meeting.

Voting Shares and Principal Shareholders

Patheon’s authorized share capital consists of an unlimited number of Restricted Voting Shares and an unlimited number of Special Preferred Voting Shares, issuable in series, of which 150,000 Special Preferred Voting Shares are outstanding.

On November 18, 2013, the holder of all of the outstanding Special Preferred Voting Shares, JLL LLC 1, passed a special resolution approving the Arrangement. As a result, the Restricted Voting Shares are the only type of securities entitled to vote at the Meeting. Each holder of Restricted Voting Shares is entitled to one vote for each Restricted Voting Share registered in his or her name at the close of business on —, 2014, the date fixed by the directors as the Record Date for determining who is entitled to receive notice of, and to vote at, the Meeting.

Each Restricted Voting Share carries one vote on each matter to be voted on at Shareholders’ meetings (including the matters presented herein), except the election of those directors who may only be elected by the holders of the Special Preferred Voting Shares. Each Special Preferred Voting Share carries one vote on the election of the three directors who may only be elected by the holders of the Special Preferred Voting Shares.

At the close of business on —, 2014, there were 140,938,525 Restricted Voting Shares outstanding. To the knowledge of the directors and executive officers of Patheon, as of such date, other than as set out in the following table, no person beneficially owned, directly or indirectly, or exercised control or direction over, voting securities of the Company carrying 10% or more of the voting rights attached to any class of outstanding voting securities of Patheon entitled to vote at the Meeting.

Name of Beneficial Owner	Class of Voting Securities	Number of Voting Securities of the Class Beneficially Owned or Controlled	Percentage of Voting Securities of the Class Beneficially Owned or Controlled
JLL Patheon Holdings, Coöperatief U.A.	Restricted Voting Shares	78,524,986	55.7%

SELECTED HISTORICAL FINANCIAL DATA OF PATHEON INC.

Financial Statements and Reconciliation of Interim Statements to U.S. Generally Accepted Accounting Principles

The audited financial statements (and the Notes thereto, including the related supplemental note entitled “Additional Disclosures Required Under U.S. Generally Accepted Accounting” in Patheon’s Form 10-K for the year ended October 31, 2011) set forth in Patheon’s Annual Report on Form 10-K for the years ended October 31, 2013, 2012 and 2011 and the unaudited financial statements (and the Notes thereto) set forth in Patheon’s quarterly reports filed on Form 10-Q for the quarterly periods ended July 31, 2013 and 2012, April 30, 2013 and 2012 and January 31, 2013 and 2012 are incorporated by reference in this Proxy Statement. These financial statements should be read in conjunction with the relevant Management’s Discussion and Analysis filed therewith for the annual and the quarterly reports. These documents and copies thereof may be obtained from the locations set forth in the section of the Proxy Statement entitled “Where You Can Find More Information”. The audited Financial Statements for the years ended October 31, 2011, 2012 and 2013 have been prepared in accordance with U.S. GAAP. Historically, Patheon’s financial information was prepared in accordance with Canadian Generally Accepted Accounting Principles. Effective November 1, 2011, Patheon adopted U.S. GAAP as the reporting standard for its consolidated financial statements. In certain respects, generally accepted accounting principles as applied in the United States differ from those applied in Canada.

All documents of the type referred to above that are filed by Patheon with a securities commission or any similar authority in the United States or Canada after the date of this Proxy Statement and prior to the Meeting will be deemed to be incorporated by reference into this Proxy Statement.

Any statement contained in this Proxy Statement or in a document incorporated or deemed to be incorporated by reference herein will be deemed to be modified or superseded for the purposes of this Proxy Statement to the extent that a statement contained herein, or in any other subsequently filed document that also is or is deemed to be incorporated by reference herein, modified or supersedes such statement. The modifying or superseding statement need not state that it has modified or superseded a prior statement or include any other information set forth in the document that it modified or supersedes. The making of a modifying or superseding statement will not be deemed an admission for any purposes that the modified or superseded statement, when made, constituted a misrepresentation, an untrue statement of a material fact or an omission to state a material fact that is required to be stated or that is necessary to make a statement not misleading in light of the circumstances in which it was made. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Proxy Statement.

Ratio of Book Value Per Share

The following table contains the computation of ratio of the book value per share of Patheon, under U.S. GAAP, as of October 31, 2013.

As at October 31, 2013
(in millions of U.S. dollars, except per share amount in U.S. dollars)
Book value of equity	$123.6

Outstanding shares	140,938,525

Book value per share	$0.88

Selected Summary Historical Consolidated Financial Data

Set forth below is certain selected historical consolidated financial information relating to Patheon. The selected consolidated statements of financial position data, consolidated statements of income data, consolidated statements of cash flows data, and consolidated statements of stockholders’ equity data of Patheon as of and for the fiscal years ended October 31, 2011, October 31, 2012 and October 31, 2013 have been derived from our consolidated financial statements, which have been audited by Ernst & Young LLP, an independent registered public accounting firm. This information is only a summary and should be read in conjunction with our Annual Report on Form 10-K for the fiscal year ended October 31, 2013, which is incorporated by reference into this proxy statement. More comprehensive financial information is included in that report, including management’s discussion and analysis of financial condition and results of operations, and the following summary is qualified in its entirety by reference to such report and all of the financial information and notes contained therein. For additional information, see “Where You Can Find Additional Information” beginning on page 214.

	Fiscal Year Ended
	October 31, 2013	October 31, 2012	October 31, 2011
	(in millions of US dollars, except per share data)
Results of Operations:
Net revenue	$1,023.1	$749.1	$700.0
Gross profits	$249.1	$159.3	$131.8
Operating (loss) income	$33.9	$(36.9)	$4.4
(Loss) before income taxes(1)	$(42.5)	$(63.3)	$(15.3)
Net (loss)	$(35.9)	$(106.7)	$(16.4)
(Loss) per share:
Basic	$(0.256)	$(0.823)	$(0.127)
Diluted	$(0.256)	$(0.823)	$(0.127)
Number of weighted-average shares outstanding (thousands):
Basic	140,072	129,639	129,639
Diluted	140,072	129,639	129,639

Cash Flow and Balance Sheet Data:
Cash provided by operating activities	$13.2	$33.0	$22.9
Current assets	$415.7	$300.0	$295.1
Noncurrent assets(2)	$662.1	$442.9	$529.5
Total assets	$1,077.8	$742.9	$824.6
Current liabilities	$246.9	$208.2	$197.5
Noncurrent liabilities(3)	$704.5	$410.4	$389.4
Total liabilities	$951.4	$618.6	$586.9
Total stockholders’ equity	$126.4	$124.3	$237.7

Ratio of Earnings (Loss) to Fixed Charges	0.17	(1.17)	0.47

(1)	Loss before income taxes was not provided on the 2013 10-K; the numbers in this chart were derived by adding the entries for loss from continuing operations before income taxes to the entries for loss from discontinued operations.
(2)	Noncurrent assets were not provided in the 2013 10-K; they were derived for this chart by subtracting the entries for current assets from the entries for total assets.
(3)	Noncurrent liabilities were not provided in the 2013 10-K; they were derived for this chart by subtracting the entries for current liabilities from the entries for total liabilities.

	Three Months Ended October 31, 2013	Twelve Months Ended October 31, 2013
Results of Operations:
Net revenue	$290.0	$1,023.1
Gross profits	$78.6	$249.1
Operating income	$22.4	$33.9
Income (Loss) before income taxes(1)	$9.9	$(42.5)
Net income (loss)	$11.0	$(34.2)
Net Income (loss) per share:
Basic	$0.080	$(0.256)
Diluted	$0.077	$(0.256)
Number of weighted-average shares outstanding (thousands):
Basic	140,072	140,072
Diluted	146,254	140,072

Cash Flow and Balance Sheet Data:
Cash (used in) provided by operating activities		$13.2
Current assets		$415.7
Noncurrent assets(2)		$662.1
Total assets		$1,077.8
Current liabilities		$246.9
Noncurrent liabilities(3)		$704.5
Total liabilities		$951.4
Total stockholders’ equity		$126.4

We have not provided any pro forma data giving effect to the proposed Arrangement as we do not believe such information is material to our Shareholders in evaluating the proposal to adopt the Arrangement Resolution, since the proposed Share Consideration is all cash and our Restricted Voting Shares would cease to be publicly traded if the proposed Arrangement is completed.

THE ARRANGEMENT AGREEMENT

This section of the Proxy Statement describes the material provisions of the Arrangement Agreement but does not purport to describe all the provisions of the Arrangement Agreement. The following summary is qualified in its entirety by reference to the complete text of the Arrangement Agreement, which is attached as Annex C to this Proxy Statement. We urge you to read the full text of the Arrangement Agreement because it is the legal document that governs the Arrangement. The Arrangement Agreement has been included to provide you with information regarding its terms. It is not intended to provide you with any other factual information about us. Such information can be found elsewhere in this Proxy Statement and in the other public filings we make with the SEC, which are available without charge at www.sec.gov and on SEDAR at www.sedar.com.

Effective Date and Conditions of Arrangement

If the Arrangement Resolution is passed, the Final Order of the Court is obtained approving the Arrangement, and all other conditions of the Arrangement Agreement are met or waived, the Arrangement is anticipated to become effective at 12:01 a.m. (Eastern time) on the Effective Date. It is currently expected that the Effective Date will be in the first half of calendar 2014.

Share Consideration

Upon consummation of the Arrangement, each issued and outstanding Restricted Voting Share, excluding those owned by the JLL Parties and Dissenting Shareholders, will be automatically converted into the right to receive the Share Consideration. In addition, all outstanding Company Options will be accelerated and holders will receive the excess, if any, of US$9.32 over the exercise price per share, with all Company Options cancelled. Holders of DSUs will receive US$9.32 in cash for each DSU held and outstanding. Special Preferred Voting Shares will be purchased for cancellation for nominal consideration of US$15 in the aggregate.

Representations and Warranties

The Arrangement Agreement contains representations and warranties made by us to the Purchaser and representations and warranties made by the Purchaser to us. Those representations and warranties were made solely for purposes of the Arrangement Agreement and may be subject to important qualifications, limitations and exceptions agreed to by the parties in connection with negotiating its terms and as set out in the confidential disclosure letter delivered by us to the Purchaser in connection with the Arrangement Agreement. Moreover, some of the representations and warranties are subject to a contractual standard of materiality or Material Adverse Effect, as defined below, different from that generally applicable to public disclosure to Shareholders, or are used for the purpose of allocating risk between the parties to the Arrangement Agreement. For the foregoing reasons, you should not rely on the representations and warranties contained in the Arrangement Agreement as statements of factual information at the time they were made or otherwise.

The Arrangement Agreement contains customary representations and warranties on the part of Patheon relating to, among other things: organization and qualification; corporate authorization; execution, delivery and enforceability of the Arrangement Agreement; governmental authorization required in respect to the Arrangement; non-contravention; capitalization; shareholders’ and similar agreements; corporate records; subsidiaries; securities law matters; financial statements; disclosure controls and internal control over financing reporting; auditors; no undisclosed liabilities; indebtedness; solvency and absence of bankruptcy; absence of certain changes, absence of defaults; compliance with laws; authorizations and licenses; material contracts; real property; personal property; intellectual property; restrictions on conduct of business, products liability; litigation; environmental matters; employees; collective agreements; employee plans; insurance; taxes; opinion of financial advisors; valuation; brokers; board and independent committee approval; export controls; the Office of Foreign Assets Control (OFAC); money laundering; anti-corruption; no collateral benefits and regulatory compliance.

The representations and warranties provided by the Purchaser in favour of Patheon relate to, among other things: organization and qualification; corporate authorization; execution, delivery and enforceability of the Arrangement Agreement; governmental authorization required in respect to the Arrangement; non-contravention; financing; and solvency.

For purposes of the Arrangement Agreement, a “Material Adverse Effect” means any fact or state of facts, circumstance, change, effect, occurrence or event that, individually or in the aggregate is or is reasonably expected to (i) be material and adverse to the business, operations, results of operations, assets (tangible or intangible), properties, capitalization, condition (financial or otherwise), liabilities (contingent or otherwise), obligations or privileges (whether contractual or otherwise) of the Company and its subsidiaries, taken as a whole; or (ii) prevent or materially delay the completion of the Arrangement by the outside date under the Arrangement Agreement, except in the case of clause (i) only, to the extent of any fact or state of facts, circumstance, change, effect, occurrence or event resulting from: (a) any change generally affecting any of the industries in which the Company or any of its subsidiaries operate; (b) any change in global, national or regional political conditions (including the outbreak or escalation of war or acts of terrorism) or in general economic, business or regulatory conditions or in national or global financial, capital, credit or currency markets; (c) any natural disaster or pandemic; (d) any adoption, proposal, implementation or change in law or generally accepted accounting principles in the United States, at the relevant time, applied on a consistent basis or the interpretation or application thereof; (e) the announcement or performance of the Arrangement Agreement, or the transactions contemplated thereby, or the consummation of the Arrangement; (f) the failure by the Company to achieve any internal or published projections, milestones, forecasts or estimates (it being understood that the causes underlying such failure may be taken into account in determining whether a Material Adverse Effect has occurred); or (g) any change in the market price or trading volume of any securities of the Company (it being understood that the causes underlying such change in the market price or trading volume may be taken into account in determining whether a Material Adverse Effect has occurred), but, in the case of each of the foregoing (a) through (d), only to the extent such matter does not relate primarily to the Company and its subsidiaries, taken as whole, or does not have a materially disproportionate effect on the Company and its subsidiaries, taken as a whole, relative to other companies and entities operating in the industries in which the Company and/or its subsidiaries operate, and unless expressly provided in any particular section of the Arrangement Agreement, references in certain sections of the Arrangement Agreement to dollar amounts are not intended to be, and shall not be deemed to be, illustrative or interpretative for purposes of determining whether a “Material Adverse Effect” has occurred.

Conditions to the Arrangement Becoming Effective

The obligations of Patheon and the Purchaser to complete the Arrangement under the Arrangement Agreement are subject to the satisfaction or waiver of certain conditions described below.

Mutual Conditions

Neither party is required to complete the Arrangement unless each of the following conditions is satisfied on or as of the Effective Time:

•	The Arrangement Resolution has been approved by the Shareholders at the Meeting, in accordance with the Interim Order.

•	The Interim Order and the Final Order have each been obtained on terms consistent with the Arrangement Agreement and have not been set aside or modified in a manner unacceptable to either Patheon or the Purchaser, each acting reasonably, on appeal or otherwise.

•	Each of the Key Regulatory Approvals has been made, given or obtained, and each such Key Regulatory Approval is in force and has not been modified.

•	No Law is in effect that makes the consummation of the Arrangement illegal or otherwise prohibits or enjoins Patheon or the Purchaser from consummating the Arrangement.

•	The Articles of Arrangement to be filed with the CBCA Director under the CBCA in accordance with the Arrangement shall be in a form and content satisfactory to Patheon and the Purchaser, each acting reasonably.

The Purchaser’s Conditions

The Purchaser is not required to complete the Arrangement unless each of the following conditions is satisfied on or as of the Effective Time, which conditions are for the exclusive benefit of the Purchaser and may only be waived, in whole or in part, by the Purchaser in its sole discretion:

•	our representations and warranties regarding organization and qualification, corporate authorization, execution, delivery and enforceability of the Arrangement Agreement, solvency and absence of bankruptcy are true and correct in all respects as of the Effective Time;

•	our representation and warranties regarding capitalization are true and correct as of the Effective Time in all respects other than those that would have a de minimis effect on the aggregate Share Consideration, Option Consideration and DSU Consideration;

•	all of our other representations and warranties are true and correct in all respects as of the Effective Time (except for representations and warranties made as of a specified date or dates, the accuracy of which shall be determined as of such date or dates), except to the extent that the failure of such representations and warranties to be so true and correct in all respects, individually or in the aggregate, would not result in a Material Adverse Effect (and, for this purpose, any reference to “material”, “Material Adverse Effect” or other concepts of materiality in such representations and warranties shall be ignored);

•	we have delivered a certificate, dated the Effective Date and signed by two of our senior officers, confirming the accuracy of the representations and warranties, subject to the qualifications above, to the Purchaser;

•	we have fulfilled or complied in all material respects with each of our covenants in the Arrangement Agreement to be fulfilled or complied with on or prior to the Effective Time, and we have delivered a certificate, dated the Effective Date and signed by two of our senior officers, confirming the same to the Purchaser;

•

excluding any regulatory approval that has been received or the terms thereof, there is no action or proceeding by a governmental entity pending or threatened, or any action or proceeding by a person who is not a government entity pending that (in each case) would reasonably be expected to (i) cease trade, enjoin, prohibit or materially limit the Purchaser’s or any of its subsidiaries’ ability to acquire or exercise the full rights of ownership over any Restricted Voting Shares; (ii) prohibit or materially restrict the ownership or operation by the Purchaser or any of its subsidiaries (determined after giving effect to the consummation of the transactions contemplated by the Arrangement Agreement and the Contribution Agreement) of the business or assets of Patheon and its subsidiaries (determined after giving effect to the consummation of the transactions contemplated by the Arrangement Agreement and the Contribution Agreement), taken as a whole; (iii) require the Purchaser or any of its subsidiaries (determined after giving effect to the consummation of the transactions contemplated by the Arrangement Agreement and the Contribution Agreement) to conduct its businesses in a specified manner as a result of the Arrangement that would materially restrict the operation of such businesses (taken as a whole) relative to their operation as of the date of the Arrangement Agreement; (iv) compel the Purchaser or any of its subsidiaries (determined after giving effect to the consummation of the transactions contemplated by the Arrangement Agreement and the Contribution Agreement) to dispose of or hold separate any material portion of its business or assets; (v) require DSM or its affiliates (other than the Purchaser or its subsidiaries) (determined after giving effect to the consummation of the transactions contemplated by the Arrangement Agreement and the Contribution Agreement) to take any action or refrain from taking any action with respect to any of their businesses (other than the business of the Purchaser and its subsidiaries (determined after giving effect to the consummation of the transactions contemplated by the Arrangement Agreement and the Contribution Agreement)); or (vi) prevent or materially delay the consummation of the Arrangement, or if the Arrangement is consummated, have a Material Adverse Effect;

•	Dissent Rights have not been exercised (and not withdrawn or forfeited) with respect to more than ten percent (10%) of the issued and outstanding Restricted Voting Shares, excluding any exercise of Dissent Rights by JLL Holdco, DSM and their respective affiliates (other than the Company and its subsidiaries) or by the directors and officers of Patheon who have entered into the Voting Agreements; and

•	there shall not have been or occurred a Material Adverse Effect.

Patheon’s Conditions

Patheon is not required to complete the Arrangement unless each of the following conditions is satisfied on or as of the Effective Time, which conditions are for the exclusive benefit of Patheon and may only be waived, in whole or in part, by Patheon in its sole discretion:

•	the representations and warranties of the Purchaser which are qualified by references to materiality are true and correct as of the Effective Time, in all respects, and all other representations and warranties of the Purchaser are true and correct as of the Effective Time, in all material respects, in each case except for representations and warranties made as of a specified date, the accuracy of which shall be determined as of such specified date, except where the failure of such representations and warranties to be true and correct, individually or in the aggregate, would not prevent or materially delay the completion of the Arrangement, and the Purchaser has delivered a certificate confirming same to Patheon, executed by two senior officers of the Purchaser, addressed to Patheon and dated the Effective Date; and

•	the Purchaser has fulfilled or complied in all respects with its covenant to deposit with the Depositary the aggregate Share Consideration and has fulfilled or complied with each of its other covenants contained in the Arrangement Agreement in all material respects by the Effective Time, and the Purchaser has delivered a certificate confirming same to Patheon, executed by two senior officers of the Purchaser, addressed to Patheon and dated the Effective Date.

Conduct of Business Pending the Arrangement

From November 18, 2013 through the time the Arrangement becomes effective or, if earlier, the termination of the Arrangement Agreement, we have agreed that, except for specified exceptions as expressly provided in the Arrangement Agreement or as consented to in writing by the Purchaser, we and our subsidiaries will:

•	carry on our and our subsidiaries’ business in the ordinary and usual course (which we refer to generally as the ordinary course of business); and

•	use our commercially reasonable efforts to preserve our and our subsidiaries’ business, organizations, assets, employees, goodwill and business relationships with customers, suppliers, partners, and other persons with whom we have business relations.

In addition, we have agreed that during the same period, subject to certain exceptions, we and our subsidiaries will not do any of the following without the prior written consent of the Purchaser:

•	amend our articles of incorporation, articles of amalgamation or by laws or other applicable governing instruments, or those of our subsidiaries;

•	split, combine or reclassify any securities of Patheon or of our subsidiaries, undertake any capital reorganization, reduction of capital or combination thereof or declare, or set aside or pay any dividend or other distribution (whether in cash, stock or property or any combination thereof),

•	redeem or otherwise acquire or offer to redeem or otherwise acquire any securities of Patheon or any of our subsidiaries;

•	issue, sell, pledge or otherwise encumber, or authorize the issuance, sale, pledge or other encumbrance of any securities of Patheon or of any of its subsidiaries or securities or rights exercisable or exchangeable for or convertible into securities of Patheon or of any of its subsidiaries;

•	except in the ordinary course of business or as expressly contemplated in the plan and budget for the fiscal year ending October 31, 2014 approved by the Board on October 17, 2013 (the “2014 plan and budget”), acquire any assets, securities, properties, interests or businesses with the aggregate acquisition cost of such acquisitions exceeding US$5 million;

•	enter into any joint venture or similar agreement, arrangement or relationship;

•	reorganize, amalgamate or merge Patheon or any of its subsidiaries;

•	adopt a plan of liquidation or resolutions providing for the liquidation or dissolution of Patheon or any of its subsidiaries;

•	sell, encumber, or otherwise dispose of any assets other than immaterial assets in the ordinary course of business or as expressly contemplated in the 2014 plan and budget;

•	make any capital expenditures or commitments to do so, other than as expressly contemplated in the 2014 plan and budget;

•	make or file any material tax election, information schedule, return or designation, where the taking of such action is inconsistent with past practice, settle or compromise any material tax claim, assessment, reassessment or liability, file any amended tax return in respect of any material tax matter, enter into any material agreement with a governmental entity with respect to taxes, surrender any right to claim a material tax abatement, reduction, deduction, exemption, credit or refund, consent to the extension or waiver of the limitation period applicable to any material tax matter or materially amend or change any of its methods or reporting income, deductions or accounting for income tax purposes except as may be required by law;

•	make any loans or advances (other than expense advances consistent with past practice) or capital contributions to, or investments in, or otherwise become liable with respect to the liabilities or obligations of, any other person;

•	prepay any long-term indebtedness before its scheduled maturity or create, incur, assume or otherwise become liable with respect to any indebtedness for borrowed money or guarantees thereof other than pursuant to our secured revolving facility in the ordinary course of business;

•	grant any lien on any of our assets, subject to certain exceptions;

•	enter into any interest rate, currency, equity or commodity swaps, hedges, derivatives, forward sales contracts or similar financial instruments, except in accordance with past practice;

•	make any bonus or profit sharing distribution or similar payment of any kind except for the 2013 bonuses due in January 2014 or as expressly contemplated in the 2014 plan and budget;

•	make any material change in our methods of accounting, except as required by concurrent changes in U.S. GAAP;

•	except as required by law or as expressly contemplated in the 2014 plan and budget (i) increase any severance, change of control or termination pay to any Patheon employee or any current or former director of Patheon; (ii) increase the compensation or benefits payable under any existing severance or termination pay policies with the any Patheon employee; or (iii) increase the compensation or benefits payable under any employment agreement to any of our employees or any current or former executive officer of Patheon or any current or former director of Patheon or any of our subsidiaries, in each case other than in the ordinary course of business;

•	except as required by law or as expressly contemplated in the 2014 plan and budget, (i) adopt any new employee plan or any amendment or modification of an existing employee plan; (ii) increase any funding obligation or accelerate the timing of any funding contribution under any employee plan; (iii) grant, amend or modify any equity, equity-based or similar awards; or (iv) reduce Patheon’s or its subsidiaries’ work force except in the ordinary course;

•	cancel, waive, settle or compromise any material claims or rights or fail to use commercially reasonable efforts to maintain all industrial or intellectual property necessary to carry on the business of Patheon and its subsidiaries as conducted on November 18, 2013 and owned by Patheon, other than in the ordinary course of business;

•	commence any litigation or waive, release, assign, settle or compromise any suit, claim, litigation, proceeding or investigation before any court or governmental authority in excess of an amount of US$1.5 million individually or US$5 million in the aggregate, except litigation with respect to the Arrangement Agreement or the transactions contemplated by the Arrangement Agreement or other litigation which we in good faith determine would result in the material impairment of a valuable aspect of its business if not commenced and certain other exceptions;

•	amend, terminate, enter into or waive any material right under any material contract (or any contract that would be a material contract if entered into on the date of the Arrangement Agreement), other than in the ordinary course of business or as expressly contemplated in the 2014 plan and budget;

•	enter into any material transaction with any Patheon employees or directors;

•	other than in the ordinary course of business with respect to exclusive dealing arrangements for commercial manufacturing services provided to third parties in our or our subsidiaries’ commercial agreements, enter into any agreement or arrangement that limits or otherwise restricts our ability from competing in any location or line of business, including after consummation of the Arrangement;

•	except for any modification effected in the ordinary course of business or as expressly contemplated in the 2014 plan and budget or as permitted in the Arrangement Agreement, allow any change to our level of insurance coverage;

•	except as consistent with past business practice, abandon or fail to diligently pursue any application for any material authorizations, leases, permits or registrations, or take or fail to take any action that could lead to the termination of any material authorizations, leases, permits or registrations;

•	except as expressly contemplated in the 2014 plan and budget, pursuant to a contract in existence as of November 18, 2013 or in the ordinary course of business, become in any way liable for any financial indebtedness, or make any loans, capital contributions, investments or advances;

•	have any competing bank credit financing or issue any debt securities that could reasonably be expected to materially impair the debt financing contemplated in connection with the Arrangement, subject to certain qualifications;

•	transfer or grant exclusive rights or license to any intellectual property that is material to Patheon and its subsidiaries, other than in the ordinary course of business;

•	enter into or amend in any material respect any contract with any broker, finder or investment banker; or

•	authorize, agree, resolve or otherwise commit, whether or not in writing, to do any of the foregoing.

Covenants Relating to the Arrangement

Subject to the terms and conditions of the Arrangement Agreement, we have agreed to use commercially reasonable efforts to take or cause to be taken all actions, and do or cause to be done all things necessary or desirable to consummate and make effective, as soon as reasonably practicable, the Arrangement and the transactions contemplated by the Arrangement Agreement, and we will, where appropriate, cause each of our subsidiaries to, use commercially reasonable efforts to satisfy all conditions in Arrangement Agreement and take all steps applicable to us in the Interim Order and Final Order; obtain any third party consents, licenses, permits, waivers, clearance or approvals necessary or advisable under the Arrangement Agreement, required under a material contract in connection with the Arrangement or required in order to maintain material contracts in full force following completion of the Arrangement, in each case on terms reasonably satisfactory to the Purchaser; effect all necessary registrations, filings and submissions of information required by governmental entities relating to the Arrangement; with the Purchaser’s approval, lift or oppose any injunction adversely affecting the consummation of the Arrangement and defend, or cause to be defended, any proceedings to which we are a party or brought against us or our directors or officers challenging the Arrangement or the Arrangement Agreement; not take any action or refrain from taking any action inconsistent with the Arrangement Agreement or which would reasonably be expected to delay or impede the consummation of the Arrangement; effect the resignation and mutual release of any member of the Board and boards of directors of our subsidiaries (other than any nominee of JLL LLC 1) and causing them to be replaced with a director of the Purchaser’s nomination at the Effective Time; and indemnify and hold the Purchaser, its affiliates and their respective directors, officers, employees, advisors and agents harmless for such losses, damages or expenses as might be incurred and which are specified in the Arrangement Agreement.

We have also agreed to provide prompt notice in writing to the Purchaser of: any Material Adverse Effect or any change, event, development or state of facts that would reasonably be expected to have a Material Adverse Effect; any communication from any third party claiming that such party’s consent is or may be required in connection with the Arrangement or the Arrangement Agreement; any communication from certain parties with whom we or our subsidiaries have a material business relation regarding the possible termination or material adverse modification to such business relationship as a result of the Arrangement or the Arrangement Agreement; any communication from any person alleging certain specified illegal activities by us or anyone employed or affiliated with us or our subsidiaries; any written notice or other communication from any government agency relating to the Arrangement, including a contemporaneous copy of such written notice or other communication; or any proceedings or, to our knowledge, threatened proceedings, against or affecting us or our subsidiaries or relating to the Arrangement or the Arrangement Agreement.

Covenants Relating to Access to Information and Confidentiality

Subject to certain exceptions and limitations, we have agreed to provide reasonable access to information about us that the Purchaser may request during regular business hours, including access to our books, records, contracts, and property.

Covenants Relating to Access to Insurance

Subject to certain exceptions and limitations, we have agreed to provide customary “tail” insurance policies for our directors and officers with a term of at least six years and continue to honor any existing indemnification agreements with our officers and directors.

Covenants Relating to Pre-Arrangement Reorganization

Subject to certain exceptions and limitations, we have agreed to perform, using commercially reasonable efforts and at the Purchaser’s cost, reorganizations to our corporate structure, capital structure, business, operations, assets or other such requests as the Purchaser may reasonably request, so long as with respect to any such reorganization, the reorganization can be completed by the Effective Date, is not prejudicial to us or our Shareholders in any material respect and will not result in any tax or other consequence to any of our security holders incrementally greater than the taxes or other consequences to such person in connection with the consummation of the Arrangement, will not impair our ability to consummate, or delay the consummation of, the Arrangement, will not impact the value and form of the Share Consideration, the Option Consideration or the DSU Consideration, will not require approval of our Shareholders, will not adversely affect our financial condition or unreasonably interfere with our operations prior to or as of the Effective Time, and will not violate any law or organizational document. Any such reorganization will not be considered in determining whether we have breached any representation or warranty under the Arrangement Agreement or whether we have fulfilled our other covenants and obligations.

Covenants Relating to the Scheduled Reorganization

We have agreed to use our reasonable best efforts to perform steps (a), (b), (c), (d), (k), (l), (m), (n), (o), (p) and (q) of Section 2.2 of the Plan of Arrangement (the “Scheduled Reorganization”), discussed above and included as Annex H to this Proxy Statement. The Scheduled Reorganization will not be considered in determining whether (i) a representation or warranty of ours under the Arrangement Agreement has been breached, (ii) any covenant of ours has been complied with (other than the covenant expressly related to the Scheduled Reorganization) or (iii) a Material Adverse Effect has occurred.

Non-Solicitation of Transactions; Changes to Recommendation

We have agreed that we and our subsidiaries will cease immediately all discussions and negotiations with any person with respect to any Acquisition Proposal. The Arrangement Agreement defines an “Acquisition Proposal” as, other than the transactions contemplated by the Arrangement Agreement and any transaction involving only Patheon and/or one or more of its wholly-owned subsidiaries, any offer, proposal or inquiry (written or oral) from any person or group of persons other than the Purchaser or its affiliates relating to: (i) any direct or indirect sale, disposition, joint venture (or any lease, long-term supply agreement, exclusive licensing agreement or other arrangement having the same economic effect as a sale), in a single transaction or a series of related transactions, of assets representing 20% or more of the consolidated assets or contributing 20% or more of the consolidated revenue of Patheon and its subsidiaries or of 20% or more of the voting or equity securities of Patheon or any of its subsidiaries (or rights or interests therein or thereto); (ii) any direct or indirect take-over bid, tender offer, exchange offer, treasury issuance or other transaction that, if consummated, would result in a person or group of persons beneficially owning 20% or more of any class of voting or equity securities (including securities convertible into or exercisable or exchangeable for such voting securities or equity securities) of Patheon or any of its subsidiaries; or (iii) any plan of arrangement, merger, amalgamation, consolidation, share exchange, business combination, reorganization, recapitalization, liquidation, dissolution, winding up or exclusive license or other similar transaction or series of transactions involving Patheon or any of its subsidiaries that, if consummated, would result in a person or group of persons beneficially owning (x) assets representing 20% or more of the consolidated assets or contributing 20% or more of the consolidated revenue of Patheon and its subsidiaries or (y) 20% or more of any class of voting or equity securities (including securities convertible into or exercisable or exchangeable for such voting securities or equity securities) of Patheon or any of its subsidiaries.

We have also agreed that we will not, nor will we authorize or permit any of our subsidiaries and representatives to, directly or indirectly:

•	solicit, initiate, knowingly encourage or otherwise facilitate any inquiries, proposals or offers that constitute or could reasonably be expected to constitute an Acquisition Proposal;

•	enter into or otherwise engage in any negotiations or discussions with any person regarding any inquiry, proposal or offer that constitutes or could reasonably be expected to constitute, an Acquisition Proposal, subject to certain exceptions;

•	withdraw or modify or state an intention to withdraw or modify the Board’s recommendation in favor of the Arrangement in a manner adverse to the Purchaser;

•	accept, approve, endorse or recommend, or publicly propose to accept, approve, endorse or recommend, any Acquisition Proposal, or take no position or remain neutral with respect to any public Acquisition Proposal; or

•	execute, enter into, or propose to recommend, execute or enter into, any agreement, letter of intent, understanding or arrangement relating to any Acquisition Proposal, subject to certain exceptions.

Notification of Acquisition Proposals

Patheon has agreed to immediately orally notify the Purchaser of, among other things, any inquiry, proposal or offer that any of Patheon, its subsidiaries or their representatives receives or otherwise becomes aware of that constitutes an Acquisition Proposal, and to provide Purchaser within 24 hours in writing the identity of all persons making the Acquisition Proposal, copies of all written documents, correspondence or other material received in respect of, from or on behalf of, such person in connection with the Acquisition Proposal and, if not in writing, a description of the material terms of such correspondence or communication. Patheon has agreed to keep the Purchaser informed of the status of any such activity, to the extent any such activity is permitted under the Arrangement Agreement as described below, and to continue to provide the information described in the previous sentence.

Responding to an Acquisition Proposal

Notwithstanding the above limitations, if at any time prior to obtaining the approval of the Arrangement Resolution from our Shareholders, Patheon receives a written Acquisition Proposal, Patheon may engage in or participate in discussions or negotiations with such person regarding such Acquisition Proposal, and may provide information of Patheon or its subsidiaries, if and only if:

•	the Board first determines in good faith, after consultation with its financial advisors and its outside legal counsel, that such Acquisition Proposal constitutes or could reasonably be expected to constitute or lead to a Superior Proposal;

•	Patheon has been, and continues to be, in compliance with its above-noted obligations under the Arrangement Agreement with respect to non-solicitation and notification of Acquisition Proposals;

•	prior to providing any such copies, access, or disclosure, Patheon enters into a confidentiality and standstill agreement with such person on terms and conditions no less onerous or more beneficial to such person than those applicable to the Purchaser in the confidentiality and standstill agreement dated October 6, 2006 between JLL Partners Fund V, L.P. and Patheon; and

•	Patheon promptly provides the Purchaser with: (i) prior written notice stating Patheon’s intention to participate in such discussions or negotiations and to provide such information to such party; (ii) prior to providing any such copies, access or disclosure, a true, complete and final executed copy of the relevant confidentiality and standstill agreement; and (iii) any non-public information concerning Patheon and its subsidiaries provided to such other person which was not previously provided to the Purchaser.

The Purchaser and Patheon have acknowledged that the furnishing of certain competitively sensitive information to competitors of Patheon would be materially prejudicial to Patheon and its business and, accordingly, no such information shall be disclosed to competitors of Patheon in circumstances where it would be reasonable to conclude that such disclosure would be materially prejudicial to Patheon and its business until the termination of the Arrangement Agreement in accordance with its terms. However, such information may be disclosed under certain circumstances on a confidential basis to external advisors and experts retained by any such competitor of Patheon who enter into agreements reasonably satisfactory to Patheon that such information will not be provided or communicated to the competitor, its officers, directors or other representatives.

Nothing in the Arrangement Agreement prohibits the Board from making any disclosure to our Shareholders with respect to an Acquisition Proposal prior to the Effective Time if, in the good faith judgment of the Board, after consultation with outside legal counsel, such disclosure is required by applicable securities laws (including responding to an Acquisition Proposal under a directors’ circular) or from calling and holding a meeting of our Shareholders requisitioned by our Shareholders, or any of them, prior to the Effective Date if required by law.

The Arrangement Agreement defines “Superior Proposal” as follows: an unsolicited bona fide written Acquisition Proposal made after the date of the Arrangement Agreement from a person who is an arm’s length third party: (i) to acquire not less than all of the outstanding Restricted Voting Shares or all or substantially all of the assets of the Company on a consolidated basis; (ii) that is not subject to any financing condition and in respect of which it has been demonstrated to the satisfaction of the Board, acting in good faith (after receipt of advice from its financial advisors and its outside counsel) that any required financing to complete such Acquisition Proposal will be reasonably likely to be obtained; (iii) that did not result from a breach of non-solicitation covenants of the Company set out in Section 5.1 of the Arrangement Agreement; (iv) that is reasonably capable of being completed without undue delay, taking into account all financial, legal, regulatory, shareholder approval and other aspects of such proposal and the person making such Acquisition Proposal; (v) that is not subject to any due diligence and/or access condition; and (vi) in respect of which the Board and Independent Committee determines, in their good faith judgment, after receiving the advice of their outside legal counsel and the financial advisor and after taking into account all the terms and conditions of the Acquisition Proposal, including all legal, financial, regulatory, shareholder approval and other aspects of such Acquisition Proposal and the person making such Acquisition Proposal, that, (1) the failure to recommend such Acquisition Proposal to the Shareholders would be inconsistent with their fiduciary duties under law; and (2) if consummated in accordance with its terms, but without assuming away the risk of non-completion, results in a transaction which is more favourable, from a financial point of view, to Shareholders, other than the Purchaser Parties, Key Management and any other affiliated Shareholders, than the Arrangement (after taking into account any amendments to the terms and conditions of the Arrangement Agreement proposed by the Purchaser pursuant to its “right to match” a Superior Proposal).

The Purchaser’s Right to Match

If Patheon receives an Acquisition Proposal that constitutes a Superior Proposal prior to obtaining the approval of the Arrangement Resolution from our Shareholders, the Board may, subject to compliance with the Arrangement Agreement, withdraw, amend, modify or qualify, or publicly propose or state an intention to withdraw, amend, modify or qualify, the Board’s recommendation of the Arrangement (an “Adverse Recommendation”) and/or authorize Patheon to enter into a definitive agreement with respect to the Superior Proposal, if and only if:

•	the person making the Superior Proposal was not restricted from making such Superior Proposal pursuant to an existing confidentiality, standstill, or similar restriction, which has not been waived pursuant to the Arrangement Agreement;

•	Patheon has been, and continues to be, in compliance with its covenants relating to non-solicitation in the Arrangement Agreement;

•	Patheon has delivered to the Purchaser a written notice (a “Superior Proposal Notice”) of the determination of the Board that such Acquisition Proposal constitutes a Superior Proposal and of the intention of the Board to effect an Adverse Recommendation and/or terminate the Arrangement Agreement and enter into a definitive agreement with respect to the Superior Proposal;

•	Patheon has provided the Purchaser with a copy of such proposed definitive agreement and all supporting materials, including any related financing documents supplied to Patheon;

•	at least five business days have elapsed from the date that is the later of the date on which the Purchaser received the Superior Proposal Notice and the date on which the Purchaser received all of the relevant materials set forth in the Arrangement Agreement;

•	during such five business day period, the Purchaser has had the opportunity (but not the obligation), in accordance with the Arrangement Agreement, to offer to amend the Arrangement Agreement and the Arrangement in order for such Acquisition Proposal to cease to be a Superior Proposal;

•

after such five business day period, the Board (i) has determined in good faith, after consultation with its outside legal counsel and financial advisors, that such Acquisition Proposal continues to constitute a Superior Proposal (including with respect to the terms of the Arrangement as may be proposed to be amended by the Purchaser during such five business day period) and (ii) has determined in good faith, after consultation with its outside legal counsel, that the failure of the Board to effect an Adverse Recommendation and/or terminate the Arrangement Agreement and enter into a definitive agreement with respect to a Superior Proposal would be inconsistent with its fiduciary duties under applicable law; and

•	prior to or concurrent with the entering into of such definitive agreement, Patheon terminates the Arrangement Agreement and pays the Termination Payment.

Covenants of the Purchaser

Covenants relating to the Arrangement

The Purchaser has covenanted and agreed to perform all obligations required or desirable to be performed by it under the Arrangement Agreement, cooperate with Patheon in connection therewith, and undertake such actions as may be necessary or desirable in order to consummate and make effective, as soon as reasonably practicable, the transactions contemplated by the Arrangement Agreement and, without limiting the generality of the foregoing, and subject to certain exceptions, the Purchaser has agreed to:

•	use commercially reasonable efforts to satisfy all conditions precedent in the Arrangement Agreement and take all steps set forth in the Interim Order and the Final Order applicable to it and comply promptly with all requirements imposed by law on it with respect to the Arrangement Agreement or the Arrangement;

•	use commercially reasonable efforts to effect all necessary registrations, filings and submissions of information required by governmental entities from it relating to the Arrangement;

•	use commercially reasonable efforts to, on prior written approval of Patheon, oppose, lift or rescind any injunction, restraining or other order, decree or ruling seeking to restrain, enjoin or otherwise prohibit or adversely affect the consummation of the Arrangement and defend, or cause to be defended, any proceedings to which it is a party or brought against it or its directors or officers challenging the Arrangement or the Arrangement Agreement; and

•	not take any action, or refrain from taking any commercially reasonable action, or permitting any action to be taken or not taken, which is inconsistent with the Arrangement Agreement or which would reasonably be expected to prevent, delay or otherwise impede the consummation of the Arrangement or the transactions contemplated by the Arrangement Agreement.

The Purchaser shall promptly notify Patheon in writing of:

•	any notice or other communication received by the Purchaser or its affiliates from any person alleging that the consent (or waiver, permit, exemption, order, approval, agreement, amendment or confirmation) of such person (or another person) is or may be required in connection with the Arrangement Agreement or the Arrangement;

•	any notice or other communication received by the Purchaser or its affiliates from any governmental entity in connection with the Arrangement Agreement or the Arrangement (and contemporaneously provide a copy of any such written notice or communication to the Purchaser); or

•	any filing, actions, suits, claims, investigations or proceedings commenced or, to its knowledge, threatened against, the Purchaser relating to the Arrangement Agreement or the Arrangement.

Financing

The Purchaser shall use its reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary to arrange and obtain the proceeds of the financing on the terms and conditions described in the Debt Commitment Letter and Equity Commitment Letter, including:

•	maintaining such commitment letters in effect until the consummation of the transactions contemplated under the Arrangement Agreement;

•	negotiating definitive agreements with respect to the Debt Commitment Letter consistent with the terms and conditions contained in the Debt Commitment Letter or on other terms that are no less favorable to the Purchaser than the terms and conditions in the Debt Commitment Letter (including the “flex” provisions contained in the fee letter referenced in the Debt Commitment Letter); and

•	satisfying on a timely basis all conditions applicable to the Purchaser to obtaining the financing that are within the Purchaser’s control.

If all conditions contained in the Debt Commitment Letter (other than the consummation of the Equity Contribution, as defined in the Debt Commitment Letter, and the other conditions that, by their terms, cannot be satisfied until the Effective Date) have been satisfied, the Purchaser is required to use its reasonable best efforts to timely cause the lenders to fund the debt financing.

The Purchaser has agreed that it will not, without the prior consent of the Company, amend, modify or waive any provision or remedy under the commitment letters if such amendment, modification or waiver would add any new conditions to the financing commitments that would reasonably be expected to:

•	reduce the aggregate amount of the debt financing (including by changing the amount of fees to be paid in respect of the debt financing or original issue discount in respect of the debt financing, except as set forth in any “flex” provisions contained in the fee letter referenced in the Debt Commitment Letter), subject to certain exceptions;

•	prevent or materially delay the availability of the financing; or

•	make the funding of the debt financing (or satisfaction of the conditions to obtaining the debt financing) materially less likely to occur.

However, the Purchaser may amend the Debt Commitment Letter to add lenders, arrangers, bookrunners, agents, managers or similar entities who did not execute the original Debt Commitment Letter as of the date of the Arrangement Agreement.

If any portion of the debt financing may not be available due to the actual or threatened breach of the commitment letters, and such portion is reasonably required to fund the consideration, fees and expenses in connection with the Arrangement, the Purchaser has agreed to use its reasonable best efforts to obtain, as promptly as practicable following the occurrence of such event, alternative debt financing (in an amount sufficient to complete the transactions contemplated by the Arrangement Agreement) from other sources and on terms and conditions no less favorable, and with financing sources reasonably acceptable, to the Purchaser than such unavailable debt financing.

The Purchaser has agreed to provide the Company with prompt oral and written notice of:

•	any breach or default by any party to any commitment letter or the definitive agreements with respect to the debt financing of which the Purchaser becomes aware; and

•	the Purchaser’s receipt of any written notice or other written communication from any financing source in the case of the Debt Commitment Letter or Equity Commitment Letter with respect to any (i) actual or potential breach, default, termination or repudiation by any party to any commitment letters or the definitive agreements with respect thereto or any material provision thereof or (ii) dispute or disagreement between or among any parties to any of the commitment letters with respect to the obligation to fund any of the financing or the amount of the financing to be funded at the closing date of the Arrangement, in each case which would make the funding of the financing for the Arrangement materially less likely to occur.

Before the closing of the Arrangement, the Company will, and will cause each of its subsidiaries to, and will use its reasonable best efforts to cause its representatives to, use reasonable best efforts to cooperate as reasonably requested by the Purchaser in connection with the arrangement of the financing and to assist the Purchaser in causing the conditions in the commitment letters to be satisfied, including by:

•	preparing and furnishing to the Purchaser and the financing source parties as promptly as reasonably practicable:

•	financial information and other pertinent information regarding the Company and its subsidiaries as may be reasonably requested by the Purchaser to consummate the debt financing as is customary to be included in marketing materials for senior secured or unsecured bridge, term or revolving credit facility indebtedness,

•	all information, including consolidated financial statements and other financial information relating to the Company, of the type required by Regulation S-X and Regulation S-K under the Securities Act for an offering of debt securities registered with the SEC on Form S-1 and such information customarily included in private placements of debt securities pursuant to Rule 144A under the Securities Act,

•	a pro forma consolidated balance sheet and related pro forma consolidated statement of income of the Company as of, and for the twelve-month period ending on, the last day of the most recently completed four-fiscal quarter period ended at least 45 days (or 90 days, in case such four-fiscal quarter period is the end of the Company’s fiscal year) before the effective time of the Arrangement, prepared after giving effect to the Arrangement and the financing as if the Arrangement and the transactions contemplated thereby had occurred as of such date (in the case of such balance sheet) or at the beginning of such period (in the case of such statement of income), and

•	all data of the Company and its subsidiaries that would be necessary for the lead arrangers to receive customary (for an offering of debt securities) “comfort” letters from the independent accountants of the Company in connection with such offering, which such accountants are prepared to deliver upon completion of customary procedures,

(all such information referred to above, together with certain other information required by the debt financing commitments is referred to as the “Required Information.”);

•	participating in a reasonable number of presentations, roadshows, due diligence sessions, drafting sessions, meetings with prospective lenders and sessions with rating agencies in connection with the financing, and assisting with the preparation of materials for rating agency presentations, road show presentations, offering memoranda, bank information memoranda and similar documents required in connection with the debt financing;

•	obtaining customary “comfort” letters of independent accountants of the Company (including customary “negative assurance” comfort), surveys and title insurance as reasonably requested by Purchaser as necessary and customary for financings similar to the debt financing;

•	assisting the Purchaser in obtaining any corporate credit and corporate family ratings from any ratings agencies contemplated by the Debt Commitment Letter, including assisting the Purchaser and financing source parties in the preparation of materials for rating agency presentations;

•	assisting in the preparation of definitive financing documents, collateral filings or other certificates or documents as may be reasonably requested by the Purchaser and facilitating the pledging of collateral;

•	subject to the occurrence of the Effective Date, executing and delivering any necessary and customary pledge and security documents, guarantees, mortgages, collateral filings, other definitive financing documents in connection with such debt financing or other certificates or documents as may be reasonably requested by the Purchaser and otherwise reasonably facilitating the taking of all organizational actions by the Company and its subsidiaries reasonably requested by the Purchaser to permit consummation of the debt financing;

•	permitting the prospective lenders involved in the debt financing to evaluate the Company’s inventory, current assets, cash management and accounting systems, policies and procedures relating thereto for the purpose of establishing collateral arrangements (including conducting the commercial finance examination and inventory, equipment and real property appraisals as may be contemplated by the Debt Commitment Letter within the time frame described therein) and assisting the Purchaser with the establishment of bank and other accounts and blocked account and control agreements in connection with the foregoing;

•	assisting the financing source parties in benefitting from the existing lending relationships of the Company and its subsidiaries;

•	obtaining a certificate of the chief financial officer of the Company with respect to solvency matters; and

•	at least four business days before the closing date of the Arrangement, providing all documentation and other information about the Company and each of its subsidiaries that is reasonably requested by the Purchaser that relates to applicable “know your customer” and anti-money laundering rules and regulations including without limitation the USA PATRIOT Act, to the extent requested by the Purchaser in writing at least eight business days before the closing date of the Arrangement.

In addition, prior to the closing of the Arrangement, the Company will use its reasonable best efforts to, and will cause its subsidiaries to use their reasonable best efforts to, negotiate a payoff letter from the agent under the Existing Credit Agreement (as defined in the Debt Commitment Letter), in the agent’s customary form, and which payoff letter shall (i) indicate the total amount required to be paid to fully satisfy all principal, interest, prepayment premiums, penalties, breakage costs or similar obligations related to the Existing Credit Agreement as of the closing date of the Arrangement, and (ii) state that all liens in connection therewith relating to the assets of the Company or its subsidiaries will be released upon the payment paid pursuant to the payoff letter.

Notwithstanding the foregoing, (i) none of the Company or any of its subsidiaries are obligated to adopt resolutions to approve the financing, (ii) none of the Company or any of its subsidiaries shall be required to take any action that is not contingent upon the occurrence of the Effective Date or would be effective prior to the Effective Date, (iii) none of the Company or any of its subsidiaries will be required to take any action that would subject it to any cost or expense or to pay any commitment or other similar fee or make any other payment (unless the Purchaser agrees to promptly reimburse such amounts) or incur any other liability or provide to agree to provide any indemnity in connection with the Financing that is not subject to the occurrence of the Effective Date, and (iv) the Company will not be required to take any action that would contravene any law or any material contract of the Company to which the Company or any of its subsidiaries is a party or be reasonably likely to prevent or materially delay the satisfaction of any of the conditions contained in Article 6 of the Arrangement Agreement.

The Purchaser has agreed to indemnify the Company, its subsidiaries and their respective representatives from and against any and all liabilities, losses, damages, claims, costs, expenses, interest, awards, judgments and penalties (collectively, “Losses”) suffered or incurred by any of them in connection with any financing or potential financing by the Purchaser (other than with respect to any Losses arising out of any information provided by the Company and relating to the Company and its subsidiaries or resulting from any fraud, gross negligence or willful misconduct by the Company).

Mutual Covenants of the Parties

The Purchaser and Patheon have agreed that, as soon as reasonably practicable after the date of the Arrangement Agreement, the Purchaser, or where required by law, each party or both parties jointly will make all notifications, filings, applications and submissions with governmental entities required to obtain, and will use their respective reasonable best efforts to obtain and maintain, the Key Regulatory Approvals and such other Regulatory Approvals reasonably deemed to be necessary to discharge their respective obligations under the Arrangement Agreement. The Purchaser and Patheon have further agreed to cooperate with one another in connection with obtaining and maintaining the Regulatory Approvals, including providing or submitting all information required or requested by a governmental entity, or which in the reasonable opinion of either party is advisable, in connection with obtaining the Regulatory Approvals and to use their reasonable best efforts to ensure that such information does not contain a misrepresentation under applicable securities laws.

The parties have agreed to (i) cooperate with and keep one another fully informed as to the status of and the processes and proceedings relating to obtaining the Regulatory Approvals, (ii) promptly inform one another of any written or oral communication received from any governmental entity relating to the regulatory approvals or the transactions contemplated by the Arrangement Agreement (and if in writing, furnish the other with a copy of such communication), (iii) use their respective reasonable best efforts to respond as promptly as practicable to any request from any governmental entity for information in connection with the review of the transactions contemplated under the Arrangement Agreement and (iv) not make any submissions, filings or written communications, participate in any substantive meetings or any material conversations with any governmental entity in respect of any filings, investigations or inquiries related to the transaction contemplated under the Arrangement Agreement without consulting with the other party in advance and giving the other party the opportunity to review drafts of any submissions, filings or written communications, or participate in any substantive meetings or material communications.

The Purchaser and Patheon have made further covenants in respect of Regulatory Approvals, relating to, without limitation, the use of their respective reasonable best efforts: (i) to avoid the entry of any judgment that would restrain or prohibit the closing and the transactions contemplated by the Arrangement Agreement, and (ii) to avoid or eliminate any impediment under any antitrust, competition or trade regulation law with respect to the closing and the transactions contemplated under the Arrangement Agreement, provided that the Purchaser shall not be required to agree to any action that would have a substantial negative financial impact on, or impose a substantial negative financial burden on, the Purchaser or its affiliates or Patheon or its subsidiaries relative to the equity value of Patheon or to agree to any action required to obtain and maintain any Regulatory Approval that is not a Key Regulatory Approval unless the failure to do so would result in the failure of certain conditions to the Arrangement Agreement.

Public Communications

The parties have agreed to co-operate in the preparation of presentations, if any, to the Shareholders or other persons regarding the Arrangement.

Notice and Cure Provisions

Each party has agreed to promptly notify the other party of the occurrence, or failure to occur, of any event or state of facts, which would, or would be reasonably likely to:

•	cause any of the representations or warranties of such party in the Arrangement Agreement to be untrue or inaccurate in any respect at any time from the date of the Arrangement Agreement to the Effective Time; or

•	result in the failure to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by such party under the Arrangement Agreement.

Termination of the Arrangement Agreement

The Arrangement Agreement may be terminated by the mutual written agreement of Patheon and the Purchaser. The Arrangement Agreement may also be terminated by either Patheon or the Purchaser if:

•	the Shareholders fail to approve the Arrangement Resolution at the Meeting, provided that such failure was not caused by, or the result of, a breach by the party seeking to terminate of any of its representations or warranties or the failure of such party to perform any of its covenants or agreements under the Arrangement Agreement;

•	any law is enacted or amended that makes the consummation of the Arrangement illegal or otherwise permanently prohibits consummation of the Arrangement and such law is final and non-appealable, provided that the party seeking to terminate has used commercially reasonable efforts to appeal such law or have it rendered non-applicable in respect of the Arrangement; or

•	the Effective Time does not occur by April 30, 2014, provided that such failure of the Effective Time to occur was not caused by, or the result of, a breach by the party seeking to terminate of any of its representations or warranties or the failure of such party to perform any of its covenants or agreements under the Arrangement Agreement.

Patheon can terminate the Arrangement Agreement if:

•	the Purchaser breaches or fails to perform in any material respect any of its representations, warranties, covenants or agreements in the Arrangement Agreement that would cause the failure of any condition relating to the Purchaser’s breach of its representations, warranties or covenants, and such breach or failure is not curable or, if curable, not cured in accordance with the notice and cure provisions of the Arrangement Agreement, or has not been cured by April 30, 2014, and Patheon is not in breach of the Arrangement Agreement so as to cause the conditions to the Purchaser’s obligations to consummate the Arrangement with respect to Patheon’s representations and warranties and performance of covenants not to be satisfied;

•	assuming Patheon is in compliance with its covenants regarding non-solicitation of Acquisition Proposals and with respect to the Purchaser’s right to match a Superior Proposal, prior to obtaining the approval of the Arrangement Resolution from our Shareholders, the Board authorizes Patheon to enter into a definitive agreement with respect to a Superior Proposal and pays the Termination Payment, in each case in accordance with the terms of the Arrangement Agreement; or

•	the Marketing Period has either expired or failed to commence or expire by April 30, 2014, other than as a result of Patheon failing to perform any of its obligations under the Arrangement Agreement, the conditions to closing have been met and the Purchaser has failed to provide the Share Consideration required under the Arrangement Agreement to the Depositary.

The Purchaser can terminate the Arrangement Agreement if:

•	we breach or fail to perform in any material respect any of our representations, warranties, covenants or agreements in the Arrangement Agreement, and such breach or failure is not curable or, if curable, has not been cured in accordance with the notice and cure provisions of the Arrangement Agreement or by April 30, 2014, and the Purchaser is not in breach of the Arrangement Agreement so as to cause the conditions to Patheon’s obligations to consummate the Arrangement with respect to the Purchaser’s representations and warranties and performance of covenants not to be satisfied;

•	(1) the Board fails to include a recommendation to approve the Arrangement Resolution in the Proxy Statement or states an intention to modify such recommendation in a manner adverse to the Purchaser, (2) the Board approves an Acquisition Proposal or takes no position with respect to a publicly disclosed Acquisition Proposal for more than 10 days, (3) the Board enters into any agreement in respect of an Acquisition Proposal (other than certain confidentiality and standstill agreements), (4) the Board fails to publically reaffirm its recommendation of the Arrangement within 10 days after having been requested in writing by the Purchaser to do so, or (5) we willfully and intentionally breach our non-solicitation obligations under the Arrangement Agreement;

•

we breach our obligations to hold the Meeting as required under the Arrangement Agreement, provided that: (A) any such breach is incapable of being cured or is not cured in accordance with the terms of the Arrangement Agreement, (B) any such breach has not occurred as a result of any breach of the Arrangement Agreement by the Purchaser or of any proceeding commenced by any person (other than the Company and its affiliates (excluding the Purchaser Parties)), (C) the Purchaser is not then in breach of the Arrangement Agreement so as to cause failure of any condition relating to the Purchaser’s representations and warranties or its covenants, (D) the Purchaser has not exercised its right to amend the Plan of Arrangement pursuant to the Arrangement Agreement, resulting in Patheon’s inability to hold the Meeting within 45 days of the clearance by the SEC of this Proxy Statement, or (E) the Purchaser has not requested Patheon to undertake a Pre-Acquisition Reorganization pursuant to the Arrangement Agreement, resulting in Patheon’s inability to hold the Meeting within 45 days of the clearance by the SEC of this Proxy Statement; or

•	there has occurred a Material Adverse Effect.

Termination Fees

Despite any other provision in the Arrangement Agreement relating to payment of fees and expenses, certain events set out in the Arrangement Agreement require Patheon to pay a Termination Payment as liquidated damages.

We are required to pay the Purchaser a termination payment of US$23.643 million if the Arrangement Agreement is terminated:

•	by the Purchaser if (A) the Board fails to include a recommendation to approve the Arrangement Resolution in the Proxy Statement or states an intention to modify such recommendation in a manner adverse to the Purchaser, (B) the Board approves an Acquisition Proposal or takes no position with respect to a publicly disclosed Acquisition Proposal for more than 10 days, (C) the Board enters into any agreement in respect of an Acquisition Proposal (subject to certain exceptions), (D) the Board fails to publicly reaffirm its recommendation of the Arrangement within 10 days after having been requested in writing by the Purchaser to do so, or (E) we willfully and intentionally breach our non-solicitation obligations;

•	by Patheon (i) if at such time the Purchaser is entitled to terminate the Arrangement Agreement because (A) the Board fails to include a recommendation to approve the Arrangement Resolution in the Proxy Statement or states an intention to modify such recommendation in a manner adverse to the Purchaser, (B) the Board approves an Acquisition Proposal or takes no position with respect to a publicly disclosed Acquisition Proposal for more than 10 days, (C) the Board enters into any agreement in respect of an Acquisition Proposal (other than certain confidentiality and standstill agreements), (D) the Board fails to publically reaffirm its recommendation of the Arrangement within 10 days after having been requested in writing by the Purchaser to do so, or (E) we willfully and intentionally breach our non-solicitation obligations under the Arrangement Agreement; or (ii) prior to obtaining approval by Shareholders of the Arrangement Resolution, the Board authorizes Patheon to enter into a definitive agreement with respect to a Superior Proposal in accordance with the terms of the Arrangement Agreement;

•	by Patheon or the Purchaser if termination is due to the failure of the Shareholders to approve the Arrangement Resolution, the Arrangement is not consummated by April 30, 2014, or the Meeting is not held within 45 days of the receipt of clearance by the SEC of this Proxy Statement; provided that,

•	prior to such termination, an Acquisition Proposal is made or publicly disclosed or any person has publicly announced an intention to make an Acquisition Proposal; and

•	within nine months after such termination, (i) an Acquisition Proposal is consummated or effected, or (ii) Patheon or one or more of its Subsidiaries enters into a definitive agreement in respect of an Acquisition Proposal and such Acquisition Proposal is subsequently consummated or effected within 12 months after the date of such agreement, provided that, for the purposes of this clause, all references in the definition of the term “Acquisition Proposal” to “20% or more” are deemed to be references to “50% or more,” and all references to “the Purchaser or its affiliates” are deemed to mean any of the Purchaser Parties (as defined in the Arrangement Agreement).

Provided that Patheon is not in breach of the Arrangement Agreement, and subject to certain limitations, the Purchaser is required to pay Patheon US$49.255 million if the Arrangement Agreement is terminated by Patheon, or by the Purchaser at such time as Patheon is also permitted to terminate the Arrangement Agreement, as a result of:

•

the Purchaser’s breach or failure to perform in any material respect any of its representations, warranties, covenants or agreements in the Arrangement Agreement causing failure of any condition relating to the

Purchaser’s breach of its representations, warranties or covenants, and such breach or failure is not curable or, if curable, not cured in accordance with the notice and cure provisions of the Arrangement Agreement, or has not been cured by April 30, 2014 and any of the mutual conditions or the conditions in favour of the Purchaser has not been satisfied or waived by the applicable party (other than conditions that by their terms cannot be satisfied until the Effective Date), or

•	the conditions to closing having been met and the Purchaser’s failure to pay the aggregate Share Consideration required under the Arrangement Agreement to the Depositary.

If a termination occurs pursuant to the right to terminate due to the consummation of the Arrangement not occurring before April 30, 2014 as a result of failure of the condition precedent to the obligations of the Purchaser providing that there should be no action or proceeding (including any threatened action or proceeding by a governmental entity) requiring DSM or its affiliates (other than the Purchaser or its subsidiaries) (determined after giving effect to the consummation of the transactions contemplated by the Arrangement Agreement and the Contribution Agreement) to take any action (or refrain from taking any action) with respect to any of their businesses, the Purchaser is required to pay Patheon US$24.628 million.

Expense Reimbursement

The parties have agreed that, except as provided in the Arrangement Agreement, all out-of-pocket third-party transaction expenses (including all costs, expenses and fees of Patheon) incurred prior to or after the Effective Time in connection with, or incidental to, the Plan of Arrangement, will be paid by the party incurring such expenses, whether or not the Arrangement is consummated. Despite the foregoing, the Purchaser and Patheon have also agreed that each will pay 50% of the filing fees required in respect of any regulatory approvals, including applicable taxes.

If the Arrangement Agreement is terminated by either Patheon or the Purchaser due to the failure of the Shareholders to pass the Arrangement Resolution, other than as a result of a breach by the Purchaser, then Patheon will pay to the Purchaser an expense reimbursement fee equal to the amount of all out-of-pocket fees and expenses incurred by the Purchaser in connection with the transactions contemplated by the Arrangement Agreement up to a maximum of US$13 million, provided that in no event will Patheon be required to pay any aggregate amount greater than the Termination Payment.

Injunctive Relief; Specific Performance and Remedies

Unless the Arrangement Agreement has been terminated in accordance with its terms, Patheon and the Purchaser shall be entitled to injunctive and other equitable relief to prevent or restrain breaches or threatened breaches of the Arrangement Agreement, and, in the case of Patheon, the Contribution Agreement.

Notwithstanding the foregoing, Patheon will be entitled to seek specific performance of the Purchaser’s obligations to cause the equity financing provided for in the Equity Commitment Letter to be funded and to fund its obligations with respect to depositing the aggregate Share Consideration with the Depositary only in the event that:

•	all mutual conditions precedent to the obligations of Patheon and the Purchaser and all conditions to the Purchaser’s obligations to complete the Arrangement (excluding conditions that, by their terms, cannot be satisfied until the Effective Date) have been satisfied or waived at the time when the closing of the Arrangement would have occurred but for the failure of such equity financing to be funded;

•	the financing provided for in the Debt Commitment Letter (or, if alternative financing is being used in accordance with the Arrangement Agreement) has been funded or will be funded on the Effective Date if the equity financing is funded at the Effective Date; and

•	the Company has irrevocably confirmed that if specific performance is granted and the equity financing and the debt financing contemplated by the Equity Commitment Letter and the Debt Commitment Letter, respectively, are funded, then the closing of the Arrangement will occur.

Notwithstanding the foregoing, Patheon will also be entitled to seek specific performance of the Purchaser’s obligation to enforce the terms of the Debt Commitment Letter, or if alternative financing is being used in accordance with the terms of the Arrangement Agreement, pursuant to the commitments with respect thereto (in each case, subject to the satisfaction of the conditions set forth in the Debt Commitment Letter or in the commitments in respect of such alternative financing, as applicable), but only in the event that:

•	all mutual conditions precedent to the obligations of Patheon and the Purchaser and all conditions to the Purchaser’s obligations to complete the Arrangement (excluding conditions that, by their terms, cannot be satisfied until the Effective Date) have been satisfied or waived at the time when the closing of the Arrangement would have occurred but for the failure of the debt financing contemplated by the Debt Commitment Letter (and, if not funded, the equity financing contemplated by the Equity Commitment Letter) to be funded; and

•	Patheon has irrevocably confirmed that if specific performance is granted and that such equity financing and debt financing are funded, then the closing of the Arrangement will occur.

In no event will Patheon or the Purchaser be entitled to both (i) the payment of the Termination Payment or the applicable Purchaser Fee, as applicable, and (ii) the grant of specific performance of the Arrangement Agreement resulting in the consummation of the closing of the Arrangement as contemplated by the Arrangement Agreement.

None of the Purchaser’s debt financing sources shall have any liability or obligation to Patheon, its control persons or any of their affiliates (in each case, other than the Purchaser, JLL Holdco, DSM and their respective affiliates (excluding Patheon and its subsidiaries)) relating to or arising out of the Arrangement Agreement, the equity financing or the debt financing, the Debt Commitment Letter or the Equity Commitment Letter or any of the transactions contemplated thereby or in respect of any other document or theory of law or equity or in respect of any oral representations made or alleged to be made in connection therewith, whether at law or equity in contract, in tort or otherwise.

RISKS ASSOCIATED WITH THE ARRANGEMENT

In evaluating the Arrangement, Shareholders should consider the following risk factors (which are not an exhaustive list of potentially relevant risk factors relating to the Arrangement) as well as the other information included in or incorporated by reference into this Proxy Statement, including the risk factors described in Patheon’s Annual Report on Form 10-K for the year ended October 31, 2013 and Patheon’s Quarterly Report on Form 10-Q for the quarters ended July 31, 2013, March 31, 2013, and December 31, 2012. Additional risks and uncertainties, including those that currently are not known to, or considered immaterial by, the Company also may be relevant to completion of the Arrangement and/or the future of Patheon and the value of the Restricted Voting Shares. If any of the risk factors materialize, the expectations, and the predictions based on them, may need to be re-evaluated. The risks associated with the Arrangement include:

Level of Shareholder Approval Required

Pursuant to the Interim Order and MI 61-101, the Arrangement Resolution will require the following approvals by Shareholders:

(a)	an affirmative vote of at least two-thirds (66 2⁄3%) of the votes cast by Shareholders at the Meeting in person or by proxy; and

(b)	a simple majority of votes cast by Shareholders at the Meeting in person or by proxy, other than by those Shareholders required to be excluded pursuant to Section 8.1(2) of MI 61-101.

See “The Arrangement – Regulatory Law Matters and Securities Law Matters – Securities Law Matters – Minority Shareholder Approval” for details regarding the votes to be excluded.

The Arrangement Agreement contains provisions that could discourage a potential competing acquiror of Patheon.

The Arrangement Agreement and the Voting Agreements contain “no solicitation” provisions that, subject to limited exceptions, restrict Patheon’s and each Supporting Shareholders’ ability to solicit, initiate, or knowingly encourage, facilitate or induce third-party proposals for the acquisition of the Restricted Voting Shares or Patheon’s assets.

These provisions could discourage a potential third-party acquiror that might have an interest in acquiring all or a significant portion of Patheon from considering or proposing that acquisition, even if it were prepared to pay consideration with a higher per share cash or market value than the consideration payable to Shareholders in the Arrangement. If the Arrangement Agreement is terminated in certain circumstances in connection with an Acquisition Proposal, Patheon may be required to pay a fee to the Purchaser.

The Arrangement Agreement may be terminated in certain circumstances.

Either Patheon or the Purchaser has the right to terminate the Arrangement Agreement in certain circumstances. Accordingly, there is no certainty, nor can Patheon provide any assurance, that the Arrangement Agreement will not be terminated by either Patheon or the Purchaser before the completion of the Arrangement.

There can be no certainty that all conditions precedent to the Arrangement will be satisfied.

The completion of the Arrangement is subject to a number of conditions precedent, certain of which are outside the control of Patheon, including receipt of the Key Regulatory Approvals and the Final Order and Dissent Rights not being exercised with respect to more than 10% of the issued and outstanding Restricted Voting Shares, excluding any exercise of Dissent Rights by any of the JLL Parties or by the directors and officers of the Company who have entered in the Voting Agreements. Under the Arrangement Agreement,

Patheon and the Purchaser have covenanted to promptly prepare and file all necessary documents, registrations and applications for the Key Regulatory Approvals and use their respective reasonable best efforts to obtain and maintain all Key Regulatory Approvals. Notwithstanding the foregoing, the Purchaser is under no obligation to take any steps or actions nor to agree to any behavioral remedy relating to any Key Regulatory Approval that would require the Purchaser to make or agree to any undertaking, agreement, remedy or action required to obtain and maintain any Key Regulatory Approval that would have a substantial negative financial impact on, or impose a substantial negative financial burden on, the Purchaser or its affiliates or Patheon or its subsidiaries or the value thereof, in each case, relative to the equity value of Patheon.

There can be no certainty, nor can Patheon provide any assurance, that these conditions will be satisfied or, if satisfied, when they will be satisfied. If the Arrangement is not completed, the market price of the Restricted Voting Shares may decline to the extent that the current market price reflects a market assumption that the Arrangement will be completed. If the Arrangement is not completed and the Board decides to seek an alternative transaction, there can be no assurance that it will be able to find a party willing to pay an equivalent or more attractive price than the total consideration to be paid pursuant to the Arrangement.

Application of Interim Operating Covenants.

Pursuant to the Arrangement Agreement, Patheon has agreed to certain interim operating covenants intended to ensure that Patheon and its subsidiaries carry on business in the ordinary course of business consistent with past practice, except as required or expressly authorized by the Arrangement Agreement. These operating covenants cover a broad range of activities and business practices. Consequently, it is possible that a business opportunity will arise that is out of the ordinary course or is not consistent with past practices or is otherwise subject to consent of the Purchaser under certain specified interim operating covenants, and that Patheon will not be able to pursue or undertake the opportunity due to its covenants in the Arrangement Agreement.

Patheon will incur costs.

Certain costs related to the Arrangement, such as legal, accounting and certain financial advisor fees, must be paid by Patheon even if the Arrangement is not completed. The Company has also agreed to pay the costs of Georgeson, Patheon’s proxy solicitation agent, for the Meeting.

Patheon’s executive officers and directors have interests in the Arrangement that may be different from, or in addition to, the interests of Shareholders generally.

Patheon’s executive officers and directors have interests in the Arrangement that may be different from, or in addition to, the interests of the Shareholders generally. These interests include:

•	equity awards held by Patheon’s directors and executive officers that are unvested at the closing of the Arrangement will accelerate upon the closing of the Arrangement; and

•	certain Patheon executive officers may enter into employment agreements with the Purchaser or its affiliates that would provide for continued employment, and payments and benefits, to these executives following the Arrangement.

The Board and the Independent Committee were aware of these interests at the time they approved the Arrangement and the transactions contemplated by the Arrangement Agreement. These interests may cause Patheon’s directors and executive officers to view the proposed Arrangement differently and more favorably than Shareholders may view it. For further information with respect to these interests and arrangements between Patheon and its directors and executive officers, see the information included under “Special Factors – Interests of Our Directors and Executive Officers in the Arrangement” beginning on page 85.

The rights of Patheon unaffiliated Shareholders will change as a result of the Arrangement.

Following the completion of the Arrangement, unaffiliated Shareholders will no longer be Shareholders of Patheon and will have no interests in the assets, revenues or profits of Patheon or that of the DPP Business after the Effective Time. In the event that the value of Patheon’s assets or business, prior, at or after the closing of the Arrangement exceeds the implied value of Patheon under the Arrangement, the unaffiliated Shareholders will not be entitled to additional consideration for their Restricted Voting Shares.

No auction or pre-signing “market check” conducted.

Prior to the Board’s approval of the Arrangement Agreement and the Arrangement, no auction or other pre-signing “market check” was conducted. The enactment of a pre-signing auction or other pre-signing market check may have resulted in a higher consideration to the Shareholders than that provided under the Arrangement. Furthermore, there exists a risk that the Company’s prospects could change materially during the pendency of the proposed Arrangement, including in ways beneficial to the Company, but in ways that may not entitle the Board to change its recommendation to Shareholders, and the price per share under the Arrangement is fixed at US$9.32 per share, regardless of such change. As a result, the Share Consideration may not be the greatest possible value that could be achieved for each Restricted Voting Share had an auction or pre-signing “market check” been conducted.

DISSENT RIGHTS

If you are a Registered Shareholder, you are entitled to dissent from the Arrangement Resolution in the manner provided in Section 190 of the CBCA, as modified by the Interim Order, the Final Order and the Plan of Arrangement.

The following description of the rights of Shareholders to dissent (“Dissent Rights”) from the Arrangement Resolution is not a comprehensive statement of the procedures to be followed by a dissenting Shareholder who seeks payment of the fair value of his, her or its Restricted Voting Shares. A Shareholder’s failure to strictly follow the procedures set forth in the CBCA, as modified by the Interim Order, the Final Order and the Plan of Arrangement, may result in the loss or unavailability of Dissent Rights. If you wish to dissent, you should obtain your own legal advice and carefully read the Plan of Arrangement, the provisions of Section 190 of the CBCA and the Interim Order, which are attached to this Proxy Statement at Annex H, Annex I and Annex K, respectively, as well as the Final Order.

Section 190 of the CBCA provides that a Shareholder may only make a claim under that Section with respect to all of the shares of a class held by the Shareholder on behalf of any one beneficial owner and registered in the Shareholder’s name. As a consequence, a Shareholder may only exercise Dissent Rights in respect of Restricted Voting Shares that are registered in the Shareholder’s name. In many cases, Restricted Voting Shares beneficially owned by a person are not registered in the person’s name (such person being a “Non-Registered Shareholder”), but are registered either:

•	in the name of an intermediary; or

•	in the name of a clearing agency (such as CDS or similar entities) of which the intermediary is a participant.

A Non-Registered Shareholder will not be entitled to exercise the Dissent Rights directly, unless the Restricted Voting Shares are re-registered in the Non-Registered Shareholder’s name.

A Non-Registered Shareholder who wishes to exercise the Dissent Rights should immediately contact the intermediary with whom the Non-Registered Shareholder deals in respect of its Restricted Voting Shares and instruct the intermediary to either:

•	exercise Dissent Rights on the Non-Registered Shareholder’s behalf (which, if the Restricted Voting Shares are registered in the name of CDS or other clearing agency, would require that the Restricted Voting Shares first be re-registered in the name of the intermediary); or

•	re-register the Restricted Voting Shares in the name of the beneficial Shareholder, in which case, the beneficial Shareholder would have to exercise the Dissent Rights directly.

If the Arrangement becomes effective, Canco, as assignee of the Purchaser under the Arrangement Agreement, shall be required to offer to pay fair value, determined as of the close of business on the Business Day (as defined in the Plan of Arrangement) before the Arrangement Resolution was adopted, for Restricted Voting Shares held by Registered Shareholders who duly exercise Dissent Rights, and to pay the amount to which such Shareholders may be entitled pursuant to the terms of the Interim Order, the Final Order and the Plan of Arrangement.

A Registered Shareholder who wishes to dissent must provide a notice to Patheon at its registered office located at 2100 Syntex Court, Mississauga, Ontario L5N 7K9 in the form required by Section 190 of the CBCA and the Plan of Arrangement (a “Dissent Notice”). The Dissent Notice must be received by Patheon no later than 5:00 p.m. (Eastern time) on the second to last Business Day immediately preceding the Meeting. If the Meeting is adjourned or postponed, the Dissent Notice must be received by Patheon no later than forty-eight hours (excluding any day that is not a Business Day) prior to the time of the adjourned or postponed meeting. A “Business Day” in the Plan of Arrangement is any day of the year, other than a Saturday, Sunday or any day on which major banks are closed for business in Toronto, Ontario or New York, New York. A vote against the Arrangement Resolution will not constitute a Dissent Notice. It is important that Shareholders who wish to exercise Dissent Rights note that the requirements described in this paragraph are different from the statutory dissent provisions of the CBCA that would otherwise permit a Dissent Notice to be sent at or before the Meeting.

The receipt by Patheon of a Dissent Notice does not deprive a Registered Shareholder of the right to vote at the Meeting. However, the CBCA provides, in effect, that a Registered Shareholder who has submitted a Dissent Notice and who votes for the Arrangement Resolution will no longer be considered a dissenting Shareholder with respect to Restricted Voting Shares voted in favour of the Arrangement Resolution. If a dissenting Registered Shareholder votes in favour of the Arrangement Resolution in respect of a portion of the Restricted Voting Shares registered in his, her or its name and held by it on behalf of any one beneficial owner, such vote approving the Arrangement Resolution will be deemed to apply to the entirety of Restricted Voting Shares held by such dissenting Registered Shareholder in the name of that beneficial owner, given that Section 190 of the CBCA provides there is no right of partial dissent. Any proxy granted by a Registered Shareholder who intends to dissent, other than a proxy that instructs the proxy holder to vote against the Arrangement Resolution, should be validly revoked in order to prevent the proxy holder from voting such Restricted Voting Shares in favour of the Arrangement Resolution and thereby causing the Registered Shareholder to forfeit its Dissent Rights.

Under the terms of the Plan of Arrangement and the Interim Order, a Registered Shareholder who duly exercises his, her or its Dissent Rights and who:

•	is ultimately determined by the Court to be entitled to be paid fair value for his, her or its Restricted Voting Shares, shall be deemed to have transferred those Restricted Voting Shares following the Effective Time in accordance with Section 2.2(i)(iii) of the Plan of Arrangement to Canco in consideration for a payment of cash from Canco equal to such fair value, determined as of the close of business on the Business Day before the Arrangement Resolution was adopted; or

•	is for any reason ultimately determined by the Court not be entitled to be paid fair value for his, her or its Restricted Voting Shares pursuant to the exercise of the Dissent Rights, shall be deemed to have participated in the Arrangement on the same basis and at the same time as any non-dissenting Shareholder, and shall be entitled to receive only the US$9.32 in cash for each Restricted Voting Share as contemplated in the Plan of Arrangement that such Shareholder would have received if such Shareholder had not exercised Dissent Rights.

Pursuant to the Plan of Arrangement, in no case will Patheon (or its successors), Canco (or its successors), the Depositary, the registrar or transfer agent for the Restricted Voting Shares or any other person be required to recognize any such Shareholders as holders of Restricted Voting Shares after the Effective Time, and the names of such Shareholders will be deleted from Patheon’s register of holders of Restricted Voting Shares on the Effective Date.

In addition to any other restrictions under Section 190 of the CBCA, none of the following shall be entitled to exercise Dissent Rights: (i) holders of Company Options, (ii) holders of DSUs, RSUs or PSUs and (iii) Shareholders who vote or have instructed a proxyholder to vote Restricted Voting Shares in favour of the Arrangement Resolution.

Within 10 days after the approval of the Arrangement Resolution, Patheon (or its successor) is required to notify each Registered Shareholder who has validly exercised Dissent Rights that the Arrangement Resolution has been approved. Such notice is however not required to be sent to a Registered Shareholder who voted for the Arrangement Resolution or who has withdrawn a Dissent Notice previously filed.

A Dissenting Shareholder must, within 20 days after the Dissenting Shareholder receives notice that the Arrangement Resolution has been approved or, if the Dissenting Shareholder does not receive such notice, within 20 days after the Dissenting Shareholder learns that the Arrangement Resolution has been approved, send to

Patheon (or its successor) a written notice (a “Demand for Payment”) containing its name and address, the number of Restricted Voting Shares in respect of which he, she or it dissents and a demand for payment of the fair value of such shares. Restricted Voting Shares in respect of which Dissent Rights are validly exercised and not withdrawn are referred to as “Dissent Shares”. Within 30 days after sending a Demand for Payment, the Dissenting Shareholder must send the certificates representing the Dissent Shares to Patheon (or its successor), Attention: Corporate Secretary at its registered office located at 2100 Syntex Court, Mississauga, Ontario L5N 7K9, or to Computershare Investor Services at 8th Floor, 100 University Avenue, Toronto, Ontario M5J 2Y1. A Dissenting Shareholder who fails to send the certificates representing the Dissent Shares forfeits the right to make a claim under Section 190 of the CBCA.

No later than seven days after the later of the Effective Date and the date on which, as applicable, a Demand for Payment of a Dissenting Shareholder is received, Canco must send to each Dissenting Shareholder who has sent a Demand for Payment a written offer (an “Offer to Pay”) for its Dissent Shares in an amount considered by the Board (or its successor) to be the fair value of the Dissent Shares, accompanied by a statement showing the manner in which the fair value was determined.

Payment for the Dissent Shares of a Dissenting Shareholder must be made within 10 days after an Offer to Pay has been accepted by a Dissenting Shareholder, but any such Offer to Pay lapses if an acceptance thereof is not received within 30 days after the Offer to Pay has been made. If an Offer to Pay for the Dissent Shares of a Dissenting Shareholder is not made, or if a Dissenting Shareholder fails to accept an Offer to Pay that has been made, the Purchaser may apply to the Court to fix a fair value for the Dissent Shares of Dissenting Shareholders; such application may be made within 50 days after the Effective Date or within such further period as the Court may allow.

If no such application is made, a Dissenting Shareholder may apply to the Court for the same purpose within a further period of 20 days or within such further period as the Court may allow. A Dissenting Shareholder is not required to give security for costs in such an application.

Upon an application to the Court, all Dissenting Shareholders whose Dissent Shares have not been purchased will be joined as parties and bound by the decision of the Court, and each affected Dissenting Shareholder shall be notified of the date, place and consequences of the application and of his, her or its right to appear and be heard in person or by counsel. Upon any such application to the Court, the Court may determine whether any other person is a Dissenting Shareholder who should be joined as a party, and the court will then fix a fair value for the Dissent Shares of all such Dissenting Shareholders. The Court may in its discretion appoint one or more appraisers to assist it in fixing a fair value. The Final Order of the Court will be rendered against Canco in favour of each Dissenting Shareholder joined as a party and for the amount of the Dissent Shares as fixed by the Court. The Court may, in its discretion, allow a reasonable rate of interest on the amount payable to each such Dissenting Shareholder from the Effective Date until the date of payment.

Registered Shareholders who are considering exercising Dissent Rights should be aware that there can be no assurance that the fair value of their Restricted Voting Shares as determined under the applicable provisions of the CBCA (as modified by the Plan of Arrangement, the Interim Order and the Final Order) will be more than or equal to the US$9.32 per Restricted Voting Share payable under the Arrangement Agreement. In addition, any judicial determination of fair value may result in a delay of receipt by a Dissenting Shareholder of consideration for such Dissenting Shareholder’s Dissent Shares.

The above is only a summary of the provisions of the CBCA pertaining to Dissent Rights, as modified by the Plan of Arrangement, the Interim Order and the Final Order, which are technical and complex. If you wish to exercise Dissent Rights, you should seek your own legal advice as failure to strictly comply with the provisions of the CBCA, as modified by the Interim Order, the Final Order and the Plan of Arrangement, may result in the loss or unavailability of your Dissent Rights. For a general summary of certain Canadian income tax implications to a Dissenting Shareholder, see “Special Factors – Certain Tax Considerations – Certain Canadian Federal Income Tax Considerations.” Shareholders considering exercising Dissent Rights should also seek the advice of their own tax and investment advisors.

INFORMATION CONCERNING PATHEON

Patheon is a leading provider of CMO services and outsourced PDS to the global pharmaceutical industry. Patheon believes that it is the world’s third-largest CMO provider and the world’s largest PDS provider based on calendar year 2011 revenues provided by PharmSource, a provider of pharmaceutical outsourcing business information. Patheon offers a wide range of services throughout the lifecycle of a pharmaceutical molecule, from early development, through late development to commercial manufacturing, including lifecycle management services. During fiscal 2013, Patheon provided services to approximately 533 customers throughout the world, including 19 of the world’s 20 largest pharmaceutical companies, eight of the world’s largest biotechnology companies and eight of the world’s 10 largest specialty pharmaceutical companies. In fiscal 2013, Patheon manufactured 12 of the top 100 selling drug compounds in the world based on revenues for the products reported by Evaluate Pharma, a provider of pharmaceutical industry data, and its products were distributed in approximately 60 countries. Patheon is also currently developing 12 of the top 100 development stage drugs in the world on behalf of its customers based on potential revenues for the products reported by Evaluate Pharma.

Patheon’s CMO business focuses primarily on prescription products in a wide variety of solid and sterile dosage forms. Patheon has also developed a range of specialized capabilities in high potency, controlled substances and modified release products.

Patheon’s PDS business provides a broad range of development services, including finished dosage formulation across approximately 40 dosage forms, early development services, analytical services, formulation expertise and life cycle management. Patheon has established its position as a market leader by leveraging its scale, global reach, specialized capabilities, broad service offerings, scientific expertise and track record of product quality and regulatory compliance to provide cost-effective solutions to its customers.

Market Price and Trading Volume Data

The Restricted Voting Shares are listed for trading on the TSX under the symbol “PTI.” The following table shows the monthly high and low market prices and aggregate trading volumes of the Restricted Voting Shares on the TSX since November 1, 2012, as well as the high and low market prices for each quarter during the past two years (all dollar values listed represent Canadian dollars):

Period	High	Low	Volume
	CDN$	CDN$
First Quarter 2012	$1.42	$1.08
Second Quarter 2012	$2.30	$1.30
Third Quarter 2012	$2.98	$1.75
Fourth Quarter 2012	$3.90	$2.41
November 2012	$3.96	$3.41	1,088,858
December 2012	$3.75	$3.12	1,629,860
January 2013	$4.00	$3.41	1,435,998
First Quarter 2013	$4.00	$3.12
February 2013	$3.69	$3.00	1,272,217
March 2013	$4.14	$3.21	3,067,248
April 2013	$4.48	$4.05	1,148,522
Second Quarter 2013	$4.48	$3.00
May 2013	$5.85	$4.38	1,141,409
June 2013	$6.01	$5.50	796,686
July 2013	$6.36	$6.18	647,522
Third Quarter 2013	$6.36	$4.38
August 2013	$6.80	$5.16	611,289
September 2013	$6.69	$6.04	1,114,996
October 2013	$6.26	$5.60	444,177
Fourth Quarter 2013	$6.80	$5.16
November 2013	$9.86	$5.21	13,482,675
December 2013	$9.85	$9.69	5,162,168
January 2014 (through January 16, 2014)	$10.20	$9.76	2,946,076
First Quarter 2014 (through January 16, 2014)	$10.20	$5.21

The closing price of the Restricted Voting Shares on the TSX on November 18, 2013, the last trading day preceding the announcement of the Arrangement Agreement, was CDN$5.94. Following the consummation of the Arrangement, Patheon will apply to de-list the Restricted Voting Shares from the TSX.

Previous Purchases and Sales

Except as set out below and described in further detail in “Interests of Informed Persons in Material Transactions Other than the Arrangement – Arrangements with JLL Parties – Sobel Equity Commitment Letter” on page 210, Patheon has not distributed Restricted Voting Shares (excluding Restricted Voting Shares issued pursuant to the exercise of Company Options, warrants or conversion rights) during the twelve (12) months preceding the Arrangement Agreement:

Transaction Date and Purpose	Description of Security	Number of Securities Purchased or Sold	Purchase Price	Proceeds
Rights offering, completed on December 31, 2012	Subscription rights to subscribe for Restricted Voting Shares(1)	9,403,483 Restricted Voting Shares	US$3.19 or CDN$3.19 per whole Restricted Voting Share	US$30,000,000

Notes:

(1)	Every 13.75 subscription rights held entitled the holder to subscribe for one whole Restricted Voting Share at a price of US$3.19 or CDN$3.19, payable in either US or Canadian dollars at the holder’s choice.

Previous Distributions

During the last five years, Patheon has distributed securities as follows:

•	Since November 1, 2012, Patheon has issued 2,237,150 Restricted Voting Shares pursuant to the exercise of Company Options, with a weighted average exercise price of CDN$2.66 per Restricted Voting Share for aggregate gross proceeds of CDN$5,919,031.91.

•	On November 27, 2012, pursuant to a rights offering (the “Rights Offering”), the Company distributed, at no charge, to each holder of record of Restricted Voting Shares as of November 27, 2012 at 5:00 p.m. (the “Rights Offering Record Date”), one transferable subscription right for each Restricted Voting Share held by such holder as of the Rights Offering Record Date, being an aggregate of 129,297,892 subscription rights exercisable for up to 9,403,483 Restricted Voting Shares. Under the terms of the Rights Offering, all holders of the Restricted Voting Shares as of the Rights Offer Record Date were, for every 13.75 subscription rights held, entitled to subscribe for one whole Restricted Voting Share at a price of US$3.19 or CDN$3.19, payable in either U.S. or Canadian dollars at the holder’s choice. On December 31, 2012, Patheon issued 9,403,483 Restricted Voting Shares pursuant to the completion of the Rights Offering. The aggregate proceeds of the Rights Offering totaled approximately US$30 million.

•	During fiscal 2012, the Company issued 129,666 Restricted Voting Shares, pursuant to the exercise of Company Options, with a weighted average exercise price of CDN$2.59 per Restricted Voting Share with an intrinsic value of approximately CDN$0.2 million.

•	On July 29, 2009, JLL LLC 1 converted its 150,000 Class I preferred shares, Series C (the “Series C Preferred Shares”) into a total of 38,018,538 Restricted Voting Shares which are currently held by JLL CoOp. JLL subscribed for the Series C Preferred Shares on April 27, 2007, and entered into an investor agreement with Patheon as of the same date in connection with the subscription. The rights, privileges, restrictions and conditions of the Series C Preferred Shares are fully described in the Company’s Articles of Amendment, dated April 26, 2007, and filed on SEDAR on May 2, 2007. The mandatory redemption provisions of the Series C Preferred Shares were subsequently waived under an agreement dated September 4, 2008 between JLL LLC 1 and Patheon, a copy of which was filed on SEDAR on September 11, 2008. The Series C Preferred Shares were convertible into Restricted Voting Shares at any time at JLL LLC 1’s option at a price that was determined according to the conversion provisions of the Series C Preferred Shares terms.

•	During fiscal 2008, Patheon issued 125,000 Restricted Voting Shares, pursuant to the exercise of Company Options, with a weighted average exercise price of CDN$3.45 per Restricted Voting Share for aggregate proceeds of CDN$431,000.

Dividend Policy

The Company has never paid cash dividends on the Restricted Voting Shares. Currently, the Company intends to retain its future earnings, if any, to fund the development and growth of its business, and does not anticipate paying any cash dividends on the Restricted Voting Shares in the near future. Additionally, the Investor Agreement provides that so long as JLL LLC 1 holds at least 13,306,488 Restricted Voting Shares, the approval of JLL LLC 1 is required before we may declare or pay dividends or other distributions (including capital) on the Restricted Voting Shares or other equity securities. The Company’s dividend policy will be reviewed from time to time by the Board.

Transactions in Restricted Voting Shares

Transactions in Restricted Voting Shares During the Past 60 Days

Other than the Arrangement Agreement and agreements entered into in connection therewith, including the Voting Agreements, Patheon, the JLL Parties, the Management Parties and DSM, and their respective directors and executive officers have not been a party to any transactions with respect to the Restricted Voting Shares during the past 60 days.

Transactions in Restricted Voting Shares by the Company During the Past Two Years

There have been no purchases of Restricted Voting Shares during the past two years effected by the Company.

Transactions in Restricted Voting Shares by the JLL Parties and the Management Parties During the Past Two Years

In addition to the 5,786,805 Restricted Voting Shares purchased by JLL CoOp and the 111,041 Restricted Voting Shares purchased by James Mullen, each for CDN$3.19 per Restricted Voting Share pursuant to the Rights Offering (as described below in “Interests of Informed Persons in Material Transactions Other than the Arrangement – Arrangements with JLL – Sobel Equity Commitment Letter” on page 210), the following table shows purchases of Restricted Voting Shares during the past two years effected by any JLL Party or Management Party, showing the number of Restricted Voting Shares purchased by each, the range of prices paid for those Restricted Voting Shares and the average price paid per each applicable quarter for the past two years.

Name	Fiscal Quarter	Amount of Shares Purchased	Range of Prices Paid	Average Purchase Price
JLL CoOp	Quarter Ended April 30, 2013	380,000	US$3.79 – US$3.91	US$3.89

James Mullen	Quarter Ended January 31, 2013	1,000,000	US$2.64 – US$2.64	US$2.64

JLL CoOp	Quarter Ended July 31, 2012	280,400	US$2.44 – US$2.79	US$2.74

James Mullen	Quarter Ended April 30, 2012	592,659	US$1.36 – US$1.97	US$1.70

Voting Shares and Principal Shareholders

Patheon’s authorized share capital consists of an unlimited number of Restricted Voting Shares and an unlimited number of Class I Preferred Shares, issuable in series. The Restricted Voting Shares are the only type of securities entitled to vote at the Meeting. Each holder of Restricted Voting Shares is entitled to one vote for each Restricted Voting Share registered in his or her name at the close of business on —, 2014, the date fixed by the directors as the record date for determining who is entitled to receive notice of, and to vote at, the Meeting.

Each Restricted Voting Share carries one vote on each matter to be voted on at meetings of Shareholders (including the matters presented herein), except the election of those directors who may only be elected by the holders of the Special Preferred Voting Shares. Each Special Preferred Voting Share carries one vote on the election of the three directors who may only be elected by the holders of the Special Preferred Voting Shares, but do not carry any votes with respect to any other matters to be considered at meetings of Shareholders.

INFORMATION CONCERNING THE JLL PARTIES, THE MANAGEMENT PARTIES AND

DSM

Business and Background

The business and background of certain persons related to the transactions contemplated by the Arrangement is as follows:

The JLL Parties

JLL CoOp is a cooperative organized under the laws of the Netherlands. Mr. Daniel Agroskin and Ms. Eveline Sonja van Dalen are Managing Directors of JLL CoOp. JLL LLC 1 is Delaware limited liability company and the greater than 99% owner and controlling member of JLL CoOp. Mr. Agroskin is the sole manager of JLL LLC 1. The sole member of JLL LLC 1 is JLL Fund V, an exempted limited partnership organized under the laws of the Cayman Islands. The general partner of JLL Fund V is JLL Associates V (Patheon), L.P., an exempted limited partnership organized under the laws of the Cayman Islands. The general partner of JLL Associates V (Patheon), L.P. is JLL Limited, a company limited by shares organized under the laws of the Cayman Islands.

Messrs. Paul S. Levy, Daniel Agroskin, Eugene Hahn, Michael J. Schwartz, Frank J. Rodriguez, Alexander R. Castaldi, Kevin T. Hammond, Michel Lagarde, Robert VanHees, Garrett Hall and Nicholas O’Leary are each shareholders and directors of JLL Limited and each serve on the 11 person nominating committee of JLL Limited, the sole function of which is to direct the voting of the equity interests in Patheon held indirectly by JLL Fund V with respect to the election of directors to the board of directors of Patheon. Mr. Paul S. Levy is the managing director of JLL Limited and is entitled to make all other dispositive and economic decisions with respect to the equity interests in Patheon held indirectly by JLL Fund V.

The Purchaser is a newly formed exempted limited partnership organized under the laws of the Cayman Islands. The general partner of the Purchaser is JLL/Delta Patheon GP, Ltd., a company limited by shares organized under the laws of the Cayman Islands. Mr. Lagarde and Mr. Hugh Welsh, the President and General Counsel of DSM North America, are the initial directors of JLL/Delta Patheon GP, Ltd. Pursuant to the Interim Shareholders’ Agreement, JLL Holdco, a newly formed exempted limited partnership organized under the laws of the Cayman Islands, and DSM each have the right to appoint a member to the initial board of directors of JLL/Delta Patheon GP, Ltd. The general partner of JLL Holdco is JLL Partners Fund VI (Patheon), L.P., an exempted limited partnership organized under the laws of the Cayman Islands. The general partner of JLL Partners Fund VI (Patheon), L.P. is JLL Associates VI (Patheon), L.P., an exempted limited partnership organized under the laws of the Cayman Islands. The general partner of JLL Associates VI (Patheon), L.P. is JLL Limited.

JLL Partners Fund V (New Patheon), L.P. is a newly formed exempted limited partnership organized under the laws of the Cayman Islands whose general partner is JLL Associates V (New Patheon), L.P., a newly formed exempted limited partnership organized under the laws of the Cayman Islands. The general partner of JLL Associates V (New Patheon), L.P. is JLL Limited. At the closing of the Arrangement, JLL Partners Fund VI (Patheon), L.P., and JLL Partners Fund V (New Patheon), L.P. are expected to fund the portion of the equity financing for which JLL Fund VI and JLL Fund V have provided equity commitments under the Equity Commitment Letter and, accordingly, will own a pro-rata portion of the Purchaser based on their limited partnership interests in JLL Holdco as of the closing of the Arrangement.

JLL Partners Fund V, L.P. is a Delaware limited partnership. The general partner of JLL Partners Fund V, L.P. is JLL Associates V, L.P. a Delaware limited partnership. The general partner of JLL Associates V, L.P. is JLL Associates G.P. V, L.L.C, a Delaware limited liability company. The sole member of JLL Associates G.P. V, L.L.C. is Paul S. Levy.

JLL Fund VI is a Delaware limited partnership. The general partner of JLL Fund VI is JLL Associates VI, L.P. a Delaware limited partnership. The general partner of JLL Associates VI, L.P. is JLL Associates G.P. VI, L.L.C., a Delaware limited liability company. The sole member of JLL Associates G.P. VI, L.L.C. is Paul S. Levy.

Pursuant to the Arrangement Agreement and the Plan of Arrangement, the Purchaser assigned all of its rights under the Arrangement Agreement to, and all of its obligations under the Arrangement Agreement have been assumed by, Canco, an indirect subsidiary of the Purchaser. The Purchaser shall continue to be liable jointly and severally with Canco for all of its obligations under the Arrangement Agreement. Canco is incorporated under the laws of Canada. Ms. Meenu Khindri-Patel is the sole director of Canco. Messrs. Agroskin, Lagarde, O’Leary and Welsh are the executive officers of Canco.

The JLL Parties are affiliates of the Company by virtue of JLL CoOp’s beneficial ownership of 55.7% of the outstanding Restricted Voting Shares of the Company, as well as JLL LLC 1’s ownership and ability to appoint three members to the Company’s board due to its ownership of the Special Preferred Voting Shares.

The principal business address for JLL CoOp is Prins Bernhardplein 200, 1097 JB Amsterdam, the Netherlands telephone number is 00 31 (0)20 5214777. The principal business address and telephone number for Canco is 2100 Syntex Court, Mississauga, Ontario L5N 7K9 and (905) 812-2125. The principal business address and telephone number for each of the other entities described above and, unless otherwise noted, for each of the persons identified below is c/o JLL Partners, Inc. 450 Lexington Avenue, 31st Floor, New York, New York, 10017, telephone number (212) 286-8600.

Set forth below for each aforementioned person is his or her respective present principal occupation or employment, the name and principal business of the corporation or other organization in which such occupation or employment is conducted and the five-year employment history of such person. Mr. Lagarde and Ms. van Dalen are citizens of the Netherlands and Ms. Khindri-Patel is a citizen of Canada; all other persons identified below are citizens of the United States of America.

Paul S. Levy. Mr. Levy has been a member of the Board since April 2007 and became the Chair of the Board in February 2012. Mr. Levy is a Managing Director of JLL, which he founded in 1988.

Daniel Agroskin. Mr. Agroskin has been a member of the Board since December 2009 and has been a Managing Director of JLL since January 2012. Mr. Agroskin joined JLL in July 2005 as a Vice President and served as a Principal from July 2007 through December 2011.

Eugene Hahn. Mr. Hahn is a Managing Director of JLL, which he joined in September 2006.

Michael J. Schwartz. Mr. Schwartz is the Chief Financial Officer of JLL, which he joined in 2001.

Frank J. Rodriguez. Mr. Rodriguez is a Managing Director of JLL, which he joined in August 1995, and serves on its investment committee.

Alexander R. Castaldi. Mr. Castaldi is a Managing Director of JLL, which he joined in October 2003, and previously served as chief financial officer of three private companies.

Kevin T. Hammond. Mr. Hammond is a Managing Director of JLL, which he joined in July 2004.

Michel Lagarde. Mr. Lagarde has been a member of the Board since December 2011. Mr. Lagarde is a Managing Director of JLL, which he joined in January 2008.

Robert VanHees. Mr. VanHees is a Principal of JLL, which he joined in April 2012. Prior to joining JLL, Mr. VanHees was employed with Learning Care Group in Novi, Michigan, from December 2008 to April 2012 and served as its Chief Financial Officer.

Garrett Hall. Mr. Hall a Principal of JLL, which he joined in April 2010. Prior to joining JLL, Mr. Hall was employed with General Electric Capital Corporation, a financing provider, since 2002.

Nicholas O’Leary. Mr. O’Leary has been a member of the Board since February 2012. Mr. O’Leary is a Vice President at JLL, which he joined in July 2009. Prior to joining JLL, Mr. O’Leary was employed with Merrill Lynch & Co., a financial management and advisory firm, in its Mergers and Acquisitions Group in various positions from June 2006 to June 2009.

Hugh Welsh. Mr. Welsh has served as President and General Counsel of DSM North America since 2010. He previously served as Vice President and General Counsel of DSM North America from 2006 to 2010. Mr. Welsh is a United States citizen.

Eveline Sonja van Dalen. Ms. van Dalen is a senior relationship manager for Intertrust (Netherlands) B.V., which she joined in 2005. Ms. van Dalen’s principal business address is c/o Intertrust (Netherlands) B.V., Prins Berhardplein 200, 1097 JB Amsterdam, the Netherlands, telephone number 00 31 (0)20 5214777.

Meenu Khindri-Patel. Ms. Khindri-Patel has been Managing Legal Counsel and Assistant Corporate Secretary, Canada of the Company since February 2013. Prior to joining the Company, Ms. Khindri-Patel was an associate at Goodmans LLP from October 2007 through January 2013. Ms. Khindri-Patel’s principal business address is c/o Patheon Inc., 2100 Syntex Court, Mississauga, Ontario L5N 7K9, telephone number (905) 812-2125.

During the last five years, none of the JLL Parties or any of the persons described above have been (i) convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors) or (ii) a party to any judicial or administrative proceeding (except for matters that were dismissed without sanction or settlement) that resulted in a judgment or decree or final order enjoining the person from future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities laws.

The Management Parties

We refer to James C. Mullen, Michael E. Lytton and Stuart Grant as the “Management Parties” in this Proxy Statement.

James Mullen joined Patheon as Chief Executive Officer and became a member of our Board in February 2011, bringing over 30 years of experience in the pharmaceutical and biotechnology industries, over 20 of which have been spent at the executive level. Mr. Mullen served as the President and Chief Executive Officer of Biogen Idec Inc. (formerly known as Biogen, Inc.) (“Biogen”), a biotechnology company, from June 2000 to June 2010. Prior to that, Mr. Mullen held various operating positions at Biogen, including Vice President, Operations, and several manufacturing and engineering positions at SmithKline Beckman (now GlaxoSmithKline). Mr. Mullen previously served on the board of Biogen until June 2010 and currently serves on the board of PerkinElmer, Inc., a technology and service provider for diagnostics, research, environmental and industrial and laboratory services markets. Mr. Mullen holds a Bachelor of Science degree in Chemical Engineering from Rensselaer Polytechnic Institute and a Master of Business Administration degree from Villanova University. Our Board has previously determined that Mr. Mullen’s extensive executive experience in the pharmaceutical and biotechnology industries and scientific and business educational background qualify him for service as a member of our Board and add value to the Company.

Mr. Mullen’s principal business address is c/o Patheon Inc., 4721 Emperor Boulevard, Suite 200, Durham, NC 27703.

During the last five years, Mr. Mullen has not been (i) convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors) or (ii) a party to any judicial or administrative proceeding (except for matters that were dismissed without sanction or settlement) that resulted in a judgment or decree or final order enjoining the person from future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities laws.

Mr. Mullen is a United States citizen.

Michael E. Lytton joined Patheon in May 2011 as Executive Vice President, Corporate Development and Strategy and General Counsel. From January 2009 through February 2011, Mr. Lytton was Executive Vice President of Corporate and Business Development of Biogen. Prior to joining Biogen, from January 2001 through December 2008, Mr. Lytton was a General Partner with Oxford Bioscience Partners (“Oxford”), a venture capital firm investing in therapeutic, diagnostic and life science tool companies. Prior to Oxford, Mr. Lytton practiced law for 17 years and specialized in representing biomedical companies; he is a past Partner and member of the Executive Committee of the law firm Edwards Wildman Palmer and previously was a Partner of the law firm WilmerHale. From September 2004 to October 2011, Mr. Lytton was the Chairman of the Board of Santhera Pharmaceuticals AG, and he has also served on various boards of many other academic, non-profit and private and public for-profit companies throughout his career.

Mr. Lytton’s principal business address is c/o Patheon Inc., 4721 Emperor Boulevard, Suite 200, Durham, NC 27703.

Mr. Lytton is a United States citizen.

Stuart Grant joined Patheon in February 2012 as Executive Vice President, Chief Financial Officer, bringing over 30 years of financial management experience to the Company, over 15 of which have been in the pharmaceutical industry. From 2007 to 2011, Mr. Grant served as Senior Vice President and Chief Financial Officer of BioCryst Pharmaceuticals, Inc., a pharmaceutical development company. Prior to that, Mr. Grant progressed through a variety of financial management positions at Serono SA (now Merck Serono), a global pharmaceutical services company, including Chief Financial Officer, USA, from 2002 to 2004 and Group Chief Financial Officer from 2004 to 2007. Mr. Grant also spent 15 years in finance at Digital Equipment Company and several years working as a tax consultant and senior auditor for Price Waterhouse (now PricewaterhouseCoopers) in Glasgow, Scotland.

Mr. Grant’s principal business address is c/o Patheon Inc., 4721 Emperor Boulevard, Suite 200, Durham, NC 27703.

Mr. Grant is a citizen of the United Kingdom.

DSM

DSM is a corporation organized in The Netherlands. DSM is a global science-based company active in health, nutrition and materials. By connecting its unique competences in Life Sciences and Materials Sciences DSM is driving economic prosperity, environmental progress and social advances to create sustainable value for all stakeholders. DSM delivers innovative solutions that nourish, protect and improve performance in global markets such as food and dietary supplements, personal care, feed, pharmaceuticals, medical devices, automotive, paints, electrical and electronics, life protection, alternative energy and bio-based materials. DSM currently employs approximately 23,500 employees worldwide and has annual net sales of approximately €9 billion. Ordinary shares of DSM are listed with and traded on the NYSE Euronext stock exchange in Amsterdam, The Netherlands (Stock Code 00982, ISIN code NL0000009827). The principal offices of DSM are located at Het Overloon, Heerlen 6411 TE, The Netherlands. DSM’s telephone number is +1 31 45 578 2870 and its internet website address is www.dsm.com.

Rob Routs is Chairman and Ewald Kist is Deputy Chairman of DSM’s seven-member Supervisory Board. Pierre Hochuli, Tom de Swaan, Pauline van der Meer Mohr, Victoria Haynes and Eileen Kennedy are the other members of the Supervisory Board.

Feike Sijbesma is Chairman of DSM’s five-member Managing Board. Rolf-Dieter Schwalb, Stephan B. Tanda, Stefan Doboczky and Dimitri de Vreeze are the other members of the Managing Board.

Set forth below for each aforementioned person is his or her respective present principal occupation or employment, the name and principal business of the corporation or other organization in which such occupation or employment is conducted, the five-year employment history of such person and the country of citizenship of such person.

Supervisory Board

Rob Routs. Mr. Routs is the Chairman of the Supervisory Board and has served on the Supervisory Board since 2010. He is currently retired, and previously served as Executive Director Downstream and Member of the Board of Royal Dutch Shell plc. Mr. Routs is a Dutch citizen.

Ewald Kist. Mr. Kist is the Deputy Chairman of the Supervisory Board and has served on the Supervisory Board since 2004. He is currently retired, and previously served as Chairman of the Managing Board of the ING Group. Mr. Kist is a Dutch citizen.

Pierre Hochuli. Mr. Hochuli has served on the Supervisory Board since 2005. He is currently retired, and previously served as Chairman of the Board of Directors of Devgen N.V. Mr. Hochuli is a Swiss citizen.

Tom de Swaan. Mr. de Swaan has served on the Supervisory Board since 2006. He is currently retired, and previously served as a Member of the Managing Board and Chief Financial Officer/Chief Risk Officer of ABN AMRO. Mr. de Swaan is a Dutch citizen.

Pauline van der Meer Mohr. Ms. van der Meer Mohr has served on the Supervisory Board since 2011. She is the President of the Executive Board of Erasmus University Rotterdam and is the founder of Amstelbridge Human Capital Strategies. She served as the Managing Partner of Amstelbridge Human Capital Strategies from September 2008 to December 2009. Ms. van der Meer Mohr is a Dutch citizen.

Victoria Haynes. Ms. Haynes has served on the Supervisory Board since 2012. She is currently retired, and previously served as President and Chief Executive Officer of the Research Triangle Institute. Ms. Haynes is a United States citizen.

Eileen Kennedy. Ms. Kennedy has served on the Supervisory Board since 2012. She is a professor of Nutrition at the Friedman School of Nutrition Science and Policy at Tufts University in Boston. She previously served as Dean, Friedman School of Nutrition Science and Policy at Tufts University from 2004 to 2011. Ms. Kennedy is a United States citizen.

Managing Board

Feike Sijbesma. Mr. Sijbesma is the Chairman of the Managing Board and is the Chief Executive Officer of DSM. He has served as Chairman of the Managing Board and Chief Executive Officer since 2007. He has served as a member of the Managing Board since 2000. Mr. Sijbesma is a Dutch citizen.

Rolf-Dieter Schwalb. Mr. Schwalb has served as a member of the Managing Board since 2006. He has also served as the Chief Financial Officer of DSM since 2006. Mr. Schwalb is a German citizen.

Stephan B. Tanda. Mr. Tanda has served as a member of the Managing Board since 2007. Mr. Tanda has served as Business Director of DSM Food Specialties and DSM Nutritional Products since 2007. Mr. Tanda is an Austrian citizen.

Stefan Doboczky. Mr. Doboczky has served as a member of the Managing Board since 2011. He has served as Chief Executive Officer of DSM Sinochem Pharmaceuticals since 2011, and served as Business Group Director of DSM Anti-Infectives from 2009 to 2011. Mr. Doboczky served as Vice President and Business Unit Director China for DSM Anti-Infectives from 2006 to 2009. Mr. Doboczky is an Austrian citizen.

Dimitri de Vreeze. Mr. de Vreeze has served as a member of the Managing Board since September 2013. He has served as President and Business Unit Director of DSM Resins and Functional Materials since 2010, and previously served as Business Unit Director of DSM NeoResins from 2006 until 2010. Mr. de Vreeze is an Austrian citizen.

The principal business address of all members of both the Supervisory Board and Managing Board is Het Overloon, Heerlen 6411 TE, The Netherlands.

During the last five years, none of the persons described above has been (i) convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors) or (ii) a party to any judicial or administrative proceeding (except for matters that were dismissed without sanction or settlement) that resulted in a judgment or decree or final order enjoining the person from future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities laws.

INTERESTS OF INFORMED PERSONS IN MATTERS TO BE ACTED UPON

The executive officers of Patheon, in the aggregate, hold 2,713,915 Restricted Voting Shares representing approximately 1.93% of the Restricted Voting Shares outstanding, [            ] Company Options, representing approximately 58.36% of the Company Options outstanding, no Special Preferred Voting Shares and no DSUs as of January 6, 2014. All of the Restricted Voting Shares and Company Options held by the executive officers of Patheon, other than those Company Options being voluntarily cancelled pursuant to option cancellation agreements, will be treated in the same fashion under the Arrangement as Restricted Voting Shares and Company Options held by every other Shareholder and holder of Company Options respectively. For a discussion of the consideration to be received for Restricted Voting Shares and Company Options under the Arrangement, see “The Arrangement – Principal Steps of the Arrangement.”

In addition, the employment agreements with each of Patheon’s named executive officers (as defined in Form 51-102F6 Statement of Executive Compensation of the Canadian Securities Administrators) include requirements related to confidentiality, non-solicitation and non-competition. The non-solicitation and noncompetition requirements extend for 12 months following each named executive officer’s termination of employment (24 months for Mr. Mullen). These requirements apply to all terminations, except that Mr. Glass’ noncompetition provisions do not apply to employment terminations other than for Cause as such term is defined in Mr. Glass’ employment agreement.

For additional information, see the section of this Proxy Statement entitled “Special Factors – Interests of Our Directors and Executive Officers in the Arrangement” beginning on page 85.

Indebtedness of Directors and Executive Officers

As of the date of this Proxy Statement, no current or former director, executive officer or employee (or any associate of any such individual) was indebted to Patheon or any of its subsidiaries.

INTERESTS OF INFORMED PERSONS IN MATERIAL TRANSACTIONS OTHER THAN THE

ARRANGEMENT

Except as disclosed herein, since the commencement of the Company’s most recently completed financial year, no informed person of the Company, or any associate or affiliate of an informed person had any material interest, direct or indirect, in any transaction or any proposed transaction which has materially affected or would materially affect the Company or any of its subsidiaries. An “informed person” means (i) a director or executive officer of the Company, (ii) a director or executive officer of a person or company that is itself an informed person or subsidiary of the Company, (iii) any person or company which beneficially owns, directly or indirectly, voting securities of the Company or who exercises control or direction over voting securities of the Company or a combination of both carrying more than 10% of the voting rights other than voting securities held by the person or company as underwriter in the course of a distribution and (iv) the Company itself, if and for so long as it has purchased, redeemed or otherwise acquired any of its Restricted Voting Shares.

The CHR Committee is currently comprised of Messrs. Lagarde, Agroskin and Viso. Other than Mr. Viso, who served as President and Chief Executive Officer of one of the Company’s subsidiaries, Patheon P.R., from December 2004 to August 2005, and as Chairman of Patheon P.R., from August 2005 to December 2006, none of the members of the CHR Committee has served as a Company employee. Messrs. Lagarde and Agroskin are Managing Directors of JLL Partners, an entity affiliated with JLL Fund V. JLL LLC 1, another JLL Fund V-affiliated entity, is the beneficial owner of approximately 55.7% of the Restricted Voting Shares and the registered holder of 100% of the Special Preferred Voting Shares. The following is information with respect to related person transactions involving Mr. Viso and the Company and the JLL Parties and the Company.

Arrangements with JLL Parties

JLL CoOp, Patheon’s direct controlling Shareholder is controlled by JLL Limited. As a result of various arrangements with Patheon, some of which are more fully described below, the JLL Parties and their affiliates currently have the right to determine three of Patheon’s nine board seats and the right to approve Patheon’s entry into certain types of transactions. The Board currently consists of three nominees of JLL LLC 1, and as of January 6, 2014, JLL Limited, beneficially owned an aggregate of 78,524,986 Restricted Voting Shares, representing approximately 55.7% of Patheon’s total Restricted Voting Shares outstanding. The following further describes certain of Patheon’s transactions and relationships with certain of the JLL Parties.

Special Preferred Voting Shares

The Special Preferred Voting Shares provide JLL LLC 1 with the right to elect the following number of directors to the Board:

•	so long as JLL LLC 1 holds at least 22,811,123 Restricted Voting Shares, it has the right to elect three members to the Board;

•	so long as JLL LLC 1 holds at least 11,405,561 Restricted Voting Shares, it has the right to elect two members to the Board; and

•	so long as JLL LLC 1 holds at least 5,702,781 Restricted Voting Shares, it has the right to elect one member to the Board.

Investor Agreement

On April 27, 2007, Patheon entered into the Investor Agreement with JLL LLC 1 in connection with its purchase of the Series C Preferred Shares and Special Preferred Voting Shares with aggregate gross proceeds to Patheon of US$150 million. The following is a summary of the key terms of the Investor Agreement:

Special Approval Rights

Provided that JLL LLC 1 holds at least 13,306,488 Restricted Voting Shares, the approval of JLL LLC 1 is required before we may:

•	create or issue any shares ranking pari passu with or senior to the Series C Preferred Shares, or issue any additional Restricted Voting Shares or other equity securities, or securities convertible for or exchangeable into such securities, other than pursuant to the Patheon stock option plan or any other security-based compensation arrangement consented to by JLL LLC 1;

•	declare or pay dividends or other distributions (including capital) on the Restricted Voting Shares or other equity securities;

•	redeem, repurchase or acquire any Restricted Voting Shares or other equity securities;

•	change Patheon’s articles of amalgamation;

•	change the rights of Patheon’s existing classes of shares;

•	merge, consolidate or sell all or substantially all of Patheon’s assets or undertake any similar business combination transaction;

•	incur any indebtedness for borrowed money in excess of US$20 million, excluding borrowings under Patheon’s credit facilities;

•	initiate any insolvency, restructuring or reorganization process, voluntary liquidation, dissolution or winding-up of the Company;

•	change Patheon’s Chief Executive Officer; or

•	change the size of the Board.

Transfer of Special Preferred Voting Shares

The Special Preferred Voting Shares are not transferable, except to an affiliate of JLL LLC 1.

Registration Rights

JLL LLC 1 may request Patheon to effect a qualification under Canadian securities laws (or, if we are eligible to use Form F-10 and JLL LLC 1 so requests, under the Securities Act of 1933, as amended) of the distribution to the public in any or all of the provinces of Canada (or in the United States, if applicable) of all or part of the Restricted Voting Shares received on conversion of the Series C Preferred Shares held by JLL LLC 1 (a “Demand Registration”), subject to a maximum of two Demand Registrations. In addition, each time Patheon elects to proceed with the preparation and filing of a prospectus under any Canadian securities laws in connection with a proposed distribution of any of Patheon’s securities for cash, JLL LLC 1 will be entitled to request that Patheon cause any or all of the shares held by JLL LLC 1 to be included in such prospectus (an “Incidental Registration”). We will bear all registration expenses, excluding underwriting or placement discounts and commissions. The Demand Registration rights terminate when JLL LLC 1 and its affiliates no longer beneficially own at least 12,500,000 Restricted Voting Shares received on conversion of Series C Preferred Shares and the Incidental Registration rights terminate when JLL LLC 1 and its affiliates no longer beneficially own at least 6,250,000 Restricted Voting Shares received on conversion of the Series C Preferred Shares.

The Investor Agreement also contains other customary provisions such as, among other things, general indemnification provisions by which Patheon indemnifies JLL LLC 1 and JLL LLC 1 indemnifies Patheon.

Board Representation

In furtherance of the right to elect directors to the Board pursuant to the terms of the Special Preferred Voting Shares, the Investor Agreement provides that the Board will consist of up to nine members and that JLL LLC 1 has the right to designate nominees for election or appointment to the Board (the “JLL Representatives”) as follows:

•	so long as JLL LLC 1 holds at least 22,811,123 Restricted Voting Shares, it has the right to designate three JLL Representatives;

•	so long as JLL LLC 1 holds at least 11,405,561 Restricted Voting Shares, it has the right to designate two JLL Representatives; and

•	so long as JLL LLC 1 holds at least 5,702,781 Restricted Voting Shares, it will be entitled to designate one JLL Representative.

Patheon has agreed to cause the JLL Representatives to be included as nominees proposed by the Board to the Shareholders at future meetings and to use reasonable commercial efforts to cause the election of the JLL Representatives and solicit proxies in favour of their election.

In the event that JLL LLC 1 no longer holds any Special Preferred Voting Shares and is therefore not entitled to elect directors pursuant to the terms thereof, the board representation provisions of the Investor Agreement will be controlling.

Sobel Equity Commitment Letter

In connection with the entry into a share purchase agreement to acquire Sobel USA Inc. and Banner Pharmacaps Europe B.V., Patheon entered into an equity commitment letter on October 28, 2012, pursuant to which JLL LLC 1 and certain of its affiliates agreed to, at the time of the consummation of the acquisition, contribute or cause to be contributed equity financing by participating in a rights offering or private placement of Patheon, in either case, in an amount of up to US$30 million, less amounts invested in Patheon by other Shareholders. On December 3, 2012, Patheon mailed to its Shareholders of record as of November 27, 2012 offering materials related to the Rights Offering. The Rights Offering remained open until December 28, 2012 and closed December 31, 2012. To satisfy its obligations under the equity commitment letter described above, JLL LLC 1 exercised its rights under the basic subscription privilege in full, as well as the available over-subscription privilege, such that JLL LLC 1 and its affiliates purchased a total of 5,786,805 of the Restricted Voting Shares for an aggregate sum of US$18,459,907.95, each share of which is presently owned of record by JLL CoOp.

Relationships with Alara Pharmaceutical Company

On January 1, 2002, Patheon P.R. entered into a commercial manufacturing agreement with Alara Pharmaceutical Company (“Alara”). Alara is wholly-owned by Mr. Viso, a member of the Board and who, together with his wife, owned approximately 8.29% of the outstanding Restricted Voting Shares as of November 18, 2013. The manufacturing agreement pertains to a significant product for Patheon P.R., and under the manufacturing agreement, Patheon P.R. has the right to manufacture 85% of the worldwide requirements of Alara for such product. The approximate dollar amount of value derived from the manufacturing agreement during Fiscal 2012 was US$14.4 million. The right to place orders for such product has been assigned to a third party who purchases this product directly from Patheon P.R.; however, the new drug application for this product remains the property of Alara. The manufacturing agreement was amended in 2002 and 2004 and expires in 2019. We believe that terms of the manufacturing agreement are standard for agreements of this nature.

Relationship with Patheon P.R.

On December 23, 2004, we acquired Patheon P.R. from Mr. Viso and his wife and the other Patheon P.R. shareholders. Patheon P.R. is now Patheon’s wholly owned subsidiary. Mr. Viso, one of Patheon’s current directors, was the founder and, together with his wife, an 83.18% owner of Patheon P.R. Mr. Viso served as the President and Chief Executive Officer of Patheon P.R. from December 2004 to August 2005 and as its Chairman from August 2005 to December 2006. The share purchase agreement and a related escrow agreement pursuant to which we acquired Patheon P.R. allocated responsibility for the payment of certain amounts owed by Patheon P.R. to the Puerto Rico Industrial Development Company (“PRIDCO”). Following Patheon’s acquisition of Patheon P.R., a dispute arose among Patheon P.R., the selling shareholders, including Mr. Viso, who acted as the sellers’ representative, and Patheon regarding certain amounts owed by Patheon P.R. to PRIDCO. The parties agreed to settle the dispute pursuant to a letter agreement dated September 28, 2006, which provided that (i) the former Patheon P.R. shareholders (including Mr. Viso and his wife) were responsible for two payments to PRIDCO in 2006, each in the amount of US$1,193,549; (ii) Patheon P.R. was responsible for nine quarterly payments to PRIDCO beginning in March 2007, each in the amount of US$265,233; and Patheon P.R. agreed to make quarterly royalty payments to selling shareholders in the amount of 1% of all revenue received by Patheon P.R. in respect of the manufacture by Patheon P.R. of certain products. The calculation of the quarterly royalty payments is based on the revenues received by Patheon P.R. during each calendar quarter from the manufacture of those products, beginning with the quarter ended June 30, 2009, and will continue until the aggregate amount of royalty payments made has reached US$2,387,098.88. As of the end of fiscal 2013, Patheon P.R. has paid the selling shareholders US$610,996.12 of which US$173,199.24 has been paid since the beginning of fiscal 2013.

PROVISIONS FOR UNAFFILIATED SHAREHOLDERS

No provision has been made (i) to grant the unaffiliated Shareholders access to the corporate files of the Company (other than as provided under the CBCA), any other party to the Arrangement or any of their respective affiliates, or (ii) to obtain counsel or appraisal services of any of the unaffiliated Shareholders at the expense of the Company, any other such party or affiliate.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

The following table sets forth certain information regarding beneficial ownership of Patheon securities as of the Record Date (i) by each person who is known by Patheon to beneficially own more than 5% of the outstanding shares of our Restricted Voting Shares; (ii) by each director of Patheon; (iii) by each executive officer of Patheon; and (iv) by all directors and executive officers of Patheon as a group.

The applicable ownership percentage is based upon 140,938,525 Restricted Voting Shares outstanding as of the Record Date.

Class of Voting Shares	Name of Beneficial Owner	Number of Outstanding Shares Beneficially Owned		Shares Underlying Options Exercisable Within 60 Days	Number of DSUs Held	Total Number of Shares Beneficially Owned	Percentage of Class Beneficially Owned
Special Preferred Voting Shares	JLL LLC 1(1)	150,000		—	—	150,000	100.00%

Restricted Voting Shares	JLL LLC 1; JLL CoOp(1)	78,524,986		—	—	78,524,986	55.72%
	James C. Mullen	2,312,085		1,000,000	—	3,312,085	2.35%
	Stuart Grant	—		85,000	—	85,000	*
	Geoffrey M. Glass	—		272,200	—	272,200	*
	Michael Lehmann	—		60,000	—	60,000	*
	Aqeel A Fatmi	—		18,000	—	18,000	*
	Paul M. Garofolo	—		258,200	—	258,200	*
	Michael Lytton(2)	379,030		0	—	379,030	*
	Harry R. Gill	—		50,000	—	50,000	*
	Rebecca Holland New	—		100,000	—	100,000	*
	Brian G. Shaw	110,939		—	95,682.47	110,939	*
	David E Sutin	56,454	(7)	—	70,618.30	56,454	*
	Joaquín B. Viso	11,689,698	(8)	—	119,141.09	11,689,698	8.29%
	Daniel Agroskin**(3)	—		—	—	—	*
	Derek J. Watchorn	51,438	(9)	5,000	174,034.60	56,438	*
	Michel Lagarde**(4)	—		—	—	—	*
	Paul S. Levy**(5)	—		—	—	—	*
	Nicholas O’Leary(6)	—		—	—	—	*
	All directors and executive officers as a group (18 persons)	14,599,644		1,848,400	459,476.46	16,373,044	11.62%

Notes:

*	Represents less than 1%
**	Does not include Restricted Voted Shares indirectly held by JLL Fund V. Messrs. Agroskin, Lagarde and Levy are managing directors of an affiliate of JLL Fund V.

(1)	JLL LLC 1 beneficially owns, directly or indirectly, 78,524,986 of our Restricted Voting Shares and 150,000 of our Special Preferred Voting Shares. The Special Preferred Voting shares are held directly by JLL LLC 1, and JLL LLC 1 beneficially owns 78,524,986 of our Restricted Voting Shares by virtue of its position as a controlling member JLL CoOp, which holds the shares directly.
(2)	These shares are owned jointly by Mr. Lytton and his wife.
(3)	Mr. Agroskin is a Managing Director at JLL Partners and a shareholder and member of the 11 person nominating committee of JLL Limited. By virtue of his position as a member of such nominating committee, Mr. Agroskin has shared voting power with respect to the shares owned by JLL LLC 1 and JLL CoOp.
(4)	Mr. Lagarde is a Managing Director at JLL Partners and a shareholder and member of the 11 person nominating committee of JLL Limited. By virtue of his position as a member of such nominating committee, Mr. Lagarde has shared voting power with respect to the shares owned by JLL LLC 1 and JLL CoOp.
(5)	Mr. Levy is a Managing Director of JLL Partners. By virtue of his position as Managing Director of JLL Limited, Mr. Levy may be deemed the beneficial owner of the shares owned by JLL LLC 1 and JLL CoOp. Mr. Levy is a shareholder and member of the 11 person nominating committee of JLL Limited. By virtue of his position as a member of such nominating committee, Mr. Levy has shared voting power with respect to the shares owned by JLL LLC 1 and JLL CoOp.
(6)	Mr. O’Leary is an employee of JLL Partners and is a member of the 11 person nominating committee of JLL Limited. By virtue of his position as a member of such nominating committee, Mr. O’Leary has shared voting power with respect to the shares owned by JLL LLC 1 and JLL CoOp.
(7)	These Restricted Voting Shares are beneficially owned by Mr. Sutin and are in the registered name of 1376124 Ontario Ltd.
(8)	These shares are owned jointly by Mr. Viso and his wife.
(9)	Mr. Watchorn holds 30,384 shares directly, and 21,054 shares through his personal investment company, DJW Investment Holdings Limited.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our executive officers, directors and 10% beneficial owners to file reports of ownership and changes in ownership with the SEC. Based solely on a review of the report forms that were filed and written representations from our executive officers and directors, we believe that since the beginning of Fiscal 2013 our officers, directors and 10% beneficial owners complied with all Section 16(a) filing requirements applicable to them, except that (i) Mr. Lytton filed one late report on Form 4 covering one transaction; (ii) Mr. Mullen filed one late report on Form 4 covering one transaction; (iii) Mr. Sutin filed one late report on Form 4 covering one transaction; and (iv) Ms. Mancuso filed one late report on Form 4 covering one transaction.

FUTURE SHAREHOLDER PROPOSALS

If the Arrangement is consummated, we will not have public shareholders and there will be no public participation in any future meetings of Shareholders. However, if the Arrangement is not completed, we plan to hold our 2014 annual meeting. The deadline has passed for any proposal that a Shareholder wished to be considered for inclusion in our proxy statement and management proxy circular for our 2014 annual meeting of Shareholders as it must have been mailed to: Office of the Secretary, Patheon Inc., 4721 Emperor Boulevard, Suite 200, Durham, NC no later than December 4, 2013.

OTHER INFORMATION

Other Matters

Management is not aware of any matters to come before the Meeting other than as set forth in the Notice of Meeting that accompanies this Proxy Statement. If any other matter properly comes before the Meeting, it is the intention of the persons named in the enclosed form of proxy to vote the Restricted Voting Shares represented thereby in accordance with their best judgment on such matter.

Auditor

The auditor of the Company is Ernst & Young LLP.

WHERE YOU CAN FIND MORE INFORMATION

Patheon files annual, quarterly and current reports, proxy statements, financial and other information relating to the Company with the SEC under the Exchange Act. You may read and copy this information at, or obtain copies of this information by mail from the SEC’s Public Reference Room, 100 F. Street, N.E., Room 1580, Washington, D.C. 20549, at prescribed rates. Please call the SEC at 1-800-SEC-0330 for further information about the Public Reference Room. Additional information relating to the Company can be found on SEDAR at www.sedar.com or on EDGAR at www.sec.gov. Financial information is provided in the Company’s audited consolidated financial statements and management’s discussion and analysis for the financial year ended October 31, 2013, as well as in the Company’s unaudited consolidated financial statements and management’s discussion and analysis, all of which can be found on SEDAR at www.sedar.com or on EDGAR at www.sec.gov, together with the Company’s other public disclosure, as well as on the Company’s website at www.patheon.com. Shareholders may also contact Patheon’s Corporate Secretary, by phone at (919) 226-3200 or by email at InvestorRelations@Patheon.com to request copies of these documents. The most recent unaudited interim financial statements will be sent without charge to any security holder requesting them.

Because the Arrangement is a “going private” transaction, the Company has filed with the SEC and, in compliance with Canadian public company disclosure requirements, on SEDAR, a Transaction Statement on Schedule 13E-3 with respect to the Arrangement. The Schedule 13E-3, which is filed under the category “Other” on SEDAR, including any amendments and exhibits filed or incorporated by reference as a part of it, is available for inspection as set forth above. The Schedule 13E-3 will be amended to report promptly any material change in the information set forth in the most recent Schedule 13E-3 filed with the SEC and on SEDAR.

The SEC and applicable Canadian securities laws allow us to “incorporate by reference” into this Proxy Statement documents we file with the SEC and on SEDAR. This means that we can disclose important information to you by referring you to those documents. Patheon will promptly provide a copy of any document incorporated by reference in this Proxy Statement to a securityholder who requests such document. The information incorporated by reference is considered to be a part of this Proxy Statement and, with respect to this Proxy Statement but not with respect to the Schedule 13E-3, later information that we file with the SEC and on SEDAR will update and supersede that information. Information in documents that is deemed, in accordance with SEC rules, to be furnished and not filed shall not be deemed to be incorporated by reference into this Proxy Statement but will still be filed on SEDAR if furnished to the SEC by the Company. We incorporate by reference the documents listed below, and, with respect to this Proxy Statement but not with respect to the Schedule 13E-3, any documents filed by us pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this Proxy Statement, and prior to the date of the Meeting (provided that any references to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 shall not apply to any forward looking statement made in connection with the Arrangement):

•	annual report on Form 10-K for the fiscal year ended October 31, 2013, originally filed on SEDAR on January 10, 2014, and amended and filed on SEDAR on January 13, 2014 under “Revised annual report on Form 10-K – English”;

•	quarterly reports on Form 10-Q for the fiscal periods ended January 31, 2013, April 30, 2013 and July 31, 2013, filed on SEDAR on March 8, 2013 under “Interim financial statements/report – English”, on June 3, 2013 under “Interim financial statements/report – English” and on September 5, 2013 under “Interim financial statements/report – English”, respectively; and

•	current reports on Form 8-K filed with the SEC on March 8, 2013, June 3, 2013 and September 5, 2013, the press release to which such current reports on Form 8-Ks related having been filed on SEDAR on March 8, 2013 under “News release – English”, on June 3, 2013 under “News release – English”, and on September 5, 2013 under “News release – English”, respectively.

We will amend the Schedule 13E-3 to incorporate by reference any additional documents that we may file with the SEC and on SEDAR under Section 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this Proxy Statement and prior to the date of the Meeting to the extent required to fulfill our obligations under the Exchange Act and applicable Canadian securities laws.

No persons have been authorized to give any information or to make any representations other than those contained in this Proxy Statement and, if given or made, such information or representations must not be relied upon as having been authorized by us or any other person. This Proxy Statement is dated [                    ], 2014. You should not assume that the information contained in this Proxy Statement is accurate as of any date other than that date, and the mailing of this Proxy Statement to Shareholders shall not create any implication to the contrary.

If you have any questions about this Proxy Statement, the Meeting or the Arrangement or need assistance with the voting procedures, you should contact our proxy solicitor, Georgeson in North America toll-free at 1-866-656-4121 or internationally by dialing 781-575-2182 collect or by email at askus@georgeson.com.

APPROVAL OF DIRECTORS

The contents of this Proxy Statement and the sending thereof to each holder of Restricted Voting Shares entitled to receive notice of the Meeting, to each director of Patheon, to the auditors of Patheon, and to the appropriate governmental agencies, have been approved by the board of directors of Patheon.

BY ORDER OF THE BOARD OF DIRECTORS

(signed) —

Paul S. Levy

Chairman of the Board

—, 2014

WHETHER OR NOT YOU ARE ABLE TO ATTEND THE SPECIAL MEETING IN PERSON, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENVELOPE PROVIDED AS SOON AS POSSIBLE. NO POSTAGE NEED BE AFFIXED IF THE PROXY IS MAILED IN CANADA OR THE UNITED STATES IN THE ENVELOPE PROVIDED. THIS ACTION WILL NOT LIMIT YOUR RIGHT TO VOTE IN PERSON AT THE SPECIAL MEETING.

ANNEX A

CONSENT OF BMO NESBITT BURNS INC.

To: The Board of Directors of Patheon Inc.

Reference is made to our formal valuation and fairness opinion dated November 18, 2013, which we prepared for the Independent Committee and the Board of Patheon Inc. in connection with the proposed Arrangement involving Patheon Inc. and the Purchaser.

We hereby consent to the filing of the Formal Valuation and Fairness Opinion of BMO Capital Markets in the amended preliminary proxy statement and management information circular of Patheon Inc. dated January 21, 2014 (the “Preliminary Proxy Circular”) with the applicable securities regulatory authorities and the inclusion of the Formal Valuation and Fairness Opinion of BMO Capital Markets and a summary of the Formal Valuation and Fairness Opinion of BMO Capital Markets in the Preliminary Proxy Circular. In providing such consent, we do not intend that any person other than the Independent Committee and the Board of Patheon Inc. rely upon the Formal Valuation and Fairness Opinion of BMO Capital Markets.

All terms used but not defined herein have the meanings ascribed thereto in the Preliminary Proxy Circular.

BMO Nesbitt Burns Inc.

Toronto, Ontario, January 21, 2014

A-1

ANNEX B

CONSENT OF RBC DOMINION SECURITIES INC.

To: The Board of Directors of Patheon Inc.

Reference is made to our fairness opinion dated November 18, 2013, which we prepared for the Independent Committee and the Board of Patheon Inc. in connection with the proposed Arrangement involving Patheon Inc. and the Purchaser.

We hereby consent to the filing of the Fairness Opinion of RBC in the amended preliminary proxy statement and management information circular of Patheon Inc. dated January 21, 2014 (the “Preliminary Proxy Circular”) with the applicable securities regulatory authorities and the inclusion of the Fairness Opinion of RBC and a summary of the Fairness Opinion of RBC in the Preliminary Proxy Circular. In providing such consent, we do not intend that any person other than the Independent Committee and the Board of Patheon Inc. rely upon the Fairness Opinion of RBC.

All terms used but not defined herein have the meanings ascribed thereto in the Preliminary Proxy Circular.

RBC Dominion Securities Inc.

Toronto, Ontario, January 21, 2014

B-1

ANNEX C

Patheon Inc.

- and -

JLL/Delta Patheon Holdings, L.P.

ARRANGEMENT AGREEMENT

November 18, 2013

SCHEDULES

Schedule A	PLAN OF ARRANGEMENT
Schedule B	ARRANGEMENT RESOLUTION
Schedule C	REPRESENTATIONS AND WARRANTIES OF THE COMPANY
Schedule D	REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

C-(ii)

ARRANGEMENT AGREEMENT

THIS AGREEMENT is made as of November 18, 2013,

BETWEEN:

Patheon Inc., a corporation incorporated under the laws of Canada

(the “Company”)

- and -

JLL/Delta Patheon Holdings, L.P., an exempted limited partnership organized under the laws of the Cayman Islands

(the “Purchaser”).

NOW THEREFORE, in consideration of the covenants and agreements herein contained, the Parties agree as follows:

ARTICLE 1

INTERPRETATION

Section 1.1 Defined Terms

As used in this Agreement, the following terms have the following meanings:

“2014 Plan and Budget” means plan and budget for the fiscal year ending October 31, 2014 approved by the Board on October 17, 2013.

“Acquisition Proposal” means, other than the transactions contemplated by this Agreement and any transaction involving only the Company and/or one or more of its wholly-owned Subsidiaries, any offer, proposal or inquiry (written or oral) from any Person or group of Persons other than the Purchaser or its affiliates relating to: (i) any direct or indirect sale, disposition, joint venture (or any lease, long-term supply agreement, exclusive licensing agreement or other arrangement having the same economic effect as a sale), in a single transaction or a series of related transactions, of assets representing 20% or more of the consolidated assets or contributing 20% or more of the consolidated revenue of the Company and its Subsidiaries or of 20% or more of the voting or equity securities of the Company or any of its Subsidiaries (or rights or interests therein or thereto); (ii) any direct or indirect take-over bid, tender offer, exchange offer, treasury issuance or other transaction that, if consummated, would result in a Person or group of Persons beneficially owning 20% or more of any class of voting or equity securities (including securities convertible into or exercisable or exchangeable for such voting securities or equity securities) of the Company or any of its Subsidiaries; or (iii) any plan of arrangement, merger, amalgamation, consolidation, share exchange, business combination, reorganization, recapitalization, liquidation, dissolution, winding up or exclusive license or other similar transaction or series of transactions involving the Company or any of its Subsidiaries that, if consummated, would result in a Person or group of Persons beneficially owning (x) assets representing 20% or more of the consolidated assets or contributing 20% or more of the consolidated revenue of the Company and its Subsidiaries or (y) 20% or more of any class of voting or equity securities (including securities convertible into or exercisable or exchangeable for such voting securities or equity securities) of the Company or any of its Subsidiaries.

“Adverse Recommendation” has the meaning ascribed thereto in Section 5.4(1).

“affiliate” means an “affiliated entity” within the meaning of MI 61-101.

“Agreement” means this arrangement agreement.

“Arrangement” means an arrangement under Section 192 of the CBCA on the terms and subject to the conditions set out in the Plan of Arrangement, subject to any amendments or variations to the Plan of

Arrangement made in accordance with the terms of this Agreement or Section 5.1 of the Plan of Arrangement or made at the direction of the Court in the Final Order with the prior written consent of the Company and the Purchaser, each acting reasonably.

“Arrangement Resolution” means the special resolution approving the Plan of Arrangement to be considered at the Company Meeting substantially in the form and content set out in Schedule B, and any amendments or variations thereto made by the Company in accordance with the provisions of this Agreement or made at the direction of the Court in the Interim Order, in each case, with the consent of the Purchaser, such consent not to be unreasonably withheld or delayed.

“Articles of Arrangement” means the articles of arrangement of the Company in respect of the Arrangement, required by the CBCA to be sent to the Director after the Final Order is made, which shall include the Plan of Arrangement and otherwise be in a form and content satisfactory to the Company and the Purchaser, each acting reasonably.

“Authorization” means with respect to any Person, any Order, permit, approval, consent, waiver, licence or similar authorization of any Governmental Entity having jurisdiction over the Person.

“Board” means the board of directors of the Company as constituted from time to time; and for purposes of this Agreement, any action of the Board referred to in the definition of “Superior Proposal” in Section 1.1 or Article 5, Article 7 or Article 8 or any waiver, amendment or consent of the Company or the Board under this Agreement shall not be effective or enforceable unless approved by a majority of the directors of the Company excluding any member of the board of directors of the Company who is a JLL Nominee or a member of Key Management; provided that, for greater certainty, the foregoing shall not in any way limit the rights and obligations of any director of the Company under Law or the Company’s Constating Documents.

“Board Recommendation” has the meaning ascribed thereto in Section 2.4(2).

“Breaching Party” has the meaning ascribed thereto in Section 4.8(3).

“Business Day” means any day of the year, other than a Saturday, Sunday or any day on which major banks are closed for business in Toronto, Ontario or New York, New York.

“CBCA” means the Canada Business Corporations Act.

“Certificate of Arrangement” means the certificate of arrangement to be issued by the Director pursuant to Subsection 192(7) of the CBCA in respect of the Articles of Arrangement.

“CFDA” has the meaning ascribed thereto in Section (43) of Schedule C.

“Closing” has the meaning ascribed thereto in Section 2.8(3).

“Code” has the meaning ascribed thereto in Section (31) of Schedule C.

“Collective Agreements” means all collective bargaining agreements or union agreements applicable to the Company and/or any of its Subsidiaries and all related documents, including letters and memoranda of understanding, letters of intent and other written communications with bargaining agents for any Company Employee which impose any obligations upon the Company and/or any of its Subsidiaries.

“Company” means Patheon Inc., a corporation incorporated under the laws of Canada.

“Company Balance Sheet” means the consolidated balance sheet of the Company as of July 31, 2013 and the footnotes thereto.

“Company Circular” means the notice of the Company Meeting and accompanying proxy statement and management information circular, including all schedules, appendices and exhibits to, and information incorporated by reference in, such proxy statement and management information circular, to be sent to Shareholders in connection with the Company Meeting, as amended, supplemented or otherwise modified from time to time in accordance with the terms of this Agreement and for any other purpose as may be set out in the Company Circular as agreed to in writing by the Purchaser.

“Company Disclosure Letter” means the disclosure letter dated the date of this Agreement and delivered by the Company to the Purchaser with this Agreement.

“Company Employees” means the officers, employees and independent contractors of the Company and its Subsidiaries.

“Company Filings” means all documents publicly filed by or on behalf of the Company on SEDAR and EDGAR since November 1, 2010 and on or before the second Business Day prior to the date of this Agreement.

“Company Meeting” means the special meeting of Shareholders, including any adjournment or postponement of such special meeting in accordance with the terms of this Agreement, to be called and held in accordance with the Interim Order to consider the Arrangement Resolution.

“Company Options” means the outstanding options to purchase Restricted Voting Shares issued pursuant to the Stock Option Plan, as listed in Schedule “A” of the Company Disclosure Letter.

“Company Pension Plans” means all Employee Plans providing pension, superannuation benefits or retirement savings including pension plans, top-up pensions or supplemental pensions, “registered retirement savings plans” (as defined in the Tax Act), “registered pension plans” (as defined in the Tax Act), “retirement compensation arrangements” (as defined in the Tax Act) and all “employee benefit pension plans” (as defined in Section 3(2) of ERISA), whether or not subject to ERISA.

“Company Securityholders” means, collectively, the Shareholders, the holders of Company Options and the holders of DSUs.

“Company’s Constating Documents” means the Articles of Amalgamation of the Company dated November 1, 2003, as amended by Articles of Amendment dated April 26, 2007 together with the By-Law No. 1 (2008) enacted February 22, 2008 and confirmed by Shareholders on March 27, 2008, as amended by Shareholders on March 28, 2013, copies of which are provided in the Data Room.

“Contract” means any legally binding agreement, commitment, engagement, contract, franchise, licence, lease, obligation, undertaking or joint venture (written or oral) to which the Company or any of its Subsidiaries is a party.

“Contribution Agreement” means the Contribution Agreement among DSM, JLL Holdco and the Purchaser dated the date hereof.

“Court” means the Ontario Superior Court of Justice (Commercial List).

“Credit Agreement Termination” has the meaning ascribed thereto in Section 4.6(3).

“Data Room” means the material contained in the virtual data room established by the Company as at 5:00 p.m. on November 15, 2013.

“Debt Commitment Letter” has the meaning ascribed thereto in Section (6) of Schedule D.

“Debt Financing” has the meaning ascribed thereto in Section (6) of Schedule D.

“Debt Payoff Amount” has the meaning ascribed thereto in Section 4.6(3).

“Depositary” means the depositary for the Arrangement, being such bank, trust company or other financial institution as the Company and the Purchaser agree in writing to appoint as depositary for the Arrangement.

“Director” means the Director appointed pursuant to Section 260 of the CBCA.

“Dissent Rights” means the rights of dissent in respect of the Arrangement described in the Plan of Arrangement.

“DSM” means Koninklijke DSM N.V., a corporation organized under the laws of The Netherlands.

“DSU Consideration” has the meaning ascribed thereto in the Plan of Arrangement.

“DSU Plan” means the Company’s deferred share unit plan first approved on February 22, 2008 and amended on March 27, 2008.

“DSUs” means the outstanding deferred share units issued under the DSU Plan, as listed in Section 6(c) of the Company Disclosure Letter.

“EDGAR” means the Electronic Data Gathering, Analysis and Retrieval System.

“Effective Date” means the date shown on the Certificate of Arrangement giving effect to the Arrangement.

“Effective Time” has the meaning ascribed thereto in the Plan of Arrangement.

“Employee Plans” means all plans, arrangements, agreements, programs, policies, practices or undertakings, whether oral or written, formal or informal, funded or unfunded, insured or uninsured, registered or unregistered, including each health, medical, dental, welfare, supplemental unemployment benefit, bonus, profit sharing, option, insurance, incentive compensation, deferred compensation, change in control, retention, employment, employee loan, severance, share purchase, share compensation, fringe benefit, retiree medical, disability, pension, superannuation, retirement or supplemental retirement plan, to which the Company or any of its Subsidiaries is a party or bound or in which any Company Employee or former Company Employee participates or under which the Company or any of its Subsidiaries has or will have, any liability or contingent liability or pursuant to which payments are made, or are required to be made, or benefits are provided to, or any entitlement to payments or benefits may arise with respect to any Company Employee or former Company Employee (or any spouses, dependents, survivors or beneficiaries of any such Persons) in Canada, the United States, the United Kingdom, the Netherlands or any other jurisdiction, excluding statutory benefit plans to which the Company or any of its Subsidiaries are required to participate.

“Environmental Laws” means all Laws and agreements with Governmental Entities and all other statutory requirements relating to public health and safety, noise control, pollution, reclamation or the protection of the environment or to the generation, production, installation, use, handling, storage, treatment, labeling, distribution, transportation, Release or threatened Release of Hazardous Materials, including civil liability or responsibility for acts or omissions with respect to the environment, and all Authorizations issued pursuant to such Laws, agreements or other statutory requirements.

“Equity Commitment Letter” has the meaning ascribed thereto in Section (6) of Schedule D.

“Equity Financing” has the meaning ascribed thereto in Section (6) of Schedule D.

“Equity Value” means US$1,313,472,493.

“ERISA” means the United States Employee Retirement Income Security Act of 1974, as amended.

“European Commission Approval” means the explicit or implicit approval of the transactions contemplated by this Agreement under the European Union Merger Regulation (Council Regulation (EC) n° 139/2004 of 20 January 2004).

“Exchange” means the Toronto Stock Exchange.

“Exchange Act” means the Securities Exchange Act of 1934 of the United States, as amended, and the rules and regulations promulgated thereunder.

“Fairness Opinion” means the opinion of the Financial Advisor to the effect that, as of the date of this Agreement, the Share Consideration to be received by the Shareholders is fair, from a financial point of view, to such holders (other than to any of the Purchaser Parties, Key Management and any other affiliated Shareholders).

“FDA” has the meaning ascribed thereto in Section (43) of Schedule C.

“FDCA” has the meaning ascribed thereto in Section (43) of Schedule C.

“Filing Date” means the later of the fifth Business Day following (i) the date upon which the conditions set forth in Article 6, excluding conditions that by their terms cannot be satisfied until the Effective Date or relating to the performance by the Purchaser of its obligations pursuant to Section 2.9, have been satisfied or waived by the applicable Party or Parties in whose favour the condition is made, as confirmed in writing by such Party or the Parties and (ii) the expiration of the Marketing Period (assuming the conditions set forth in clause (i) have been satisfied or waived as of such date), or such later date as the Purchaser and the Company may agree in writing.

“Final Order” means the final order of the Court in a form acceptable to the Company and the Purchaser, each acting reasonably, approving the Arrangement, as such order may be amended by the Court (with the consent of both the Company and the Purchaser, each acting reasonably) at any time prior to the Effective Date or, if appealed, then, unless such appeal is withdrawn or denied, as affirmed or as amended (provided that any such amendment is acceptable to both the Company and the Purchaser, each acting reasonably) on appeal.

“Financial Advisor” means RBC Capital Markets Inc.

“Financial Indebtedness” means in relation to a Person (the “debtor”), an obligation or liability (contingent or otherwise) of the debtor (a) for borrowed money (including overdrafts and including amounts in respect of principal, premium, interest or any other sum payable in respect of borrowed money) or for the deferred purchase price of property or services, (b) under any loan, stock, bond, note, debenture or other similar instrument or debt security, (c) under any acceptance credit, bankers’ acceptance, Guarantee, letter of credit or other similar facilities, (d) under any conditional sale, hire purchase or title retention agreement with respect to property, under any capitalized lease arrangement, under any sale and lease back arrangement or under any lease or any other agreement having the commercial effect of a borrowing of money or treated as a finance lease or capital lease in accordance with applicable accounting principles, (e) under any foreign exchange transaction, any interest or currency swap transaction, any fuel or commodity hedging transaction or any other kind of derivative transaction, (f) in respect of any counter-indemnity obligation in respect of a Guarantee, indemnity, bond, standby or documentary letter of credit or any other instrument issued by a bank or financial institution, (g) in respect of preferred shares (namely shares of any class that is preferred as to the payment of dividends or distributions, or as to the distribution of assets upon any voluntary or involuntary liquidation or dissolution, over the shares of any other class) or redeemable shares (namely any class or series of shares that, either by its terms, by the terms of any security into which it is convertible or exchangeable or by contract or otherwise, is, or upon the happening of an event or passage of time would be, required to be redeemed on a specified date or is redeemable at the option of the holder thereof at any time, or is convertible into or exchangeable for debt securities at any time), or (h) for any amount raised under any transaction similar in nature to those described in clauses (a) to (g) of this definition, or otherwise having the commercial effect of borrowing money, or (i) under a

Guarantee, indemnity or similar obligation entered into by the debtor in respect of an obligation or liability of another Person which would fall within clauses (a) to (h) of this definition if the references to the debtor referred to the other Person; for greater certainty, Financial Indebtedness includes obligations and liabilities of another Person which would fall within clauses (a) to (h) of this definition where such obligations or liabilities are secured by (or where such other Person has a right to require that such obligations or liabilities be secured by) a security interest over any property of the debtor even though the debtor has not assumed or become liable for the payment of such obligations or liabilities or receivables sold, assigned, or discounted.

“Financing” has the meaning ascribed thereto in Section (6) of Schedule D.

“Financing Letters” has the meaning ascribed thereto in Section (6) of Schedule D.

“Financing Source Parties” means the entities that have committed to provide or arrange or otherwise entered into agreements in connection with all or any part of the Debt Financing, any of the Debt Commitment Letters or other financings (other than the Equity Financing) in connection with the transactions contemplated hereby, including the parties to any joinder agreements, indentures or credit agreements entered pursuant thereto or relating thereto, together with their respective former, current, or future general or limited partners, direct or indirect shareholders or equity holders, managers, members, directors, officers, employees, affiliates, representatives or agents or any former, current or future general or limited partner, direct or indirect shareholder or equity holder, manager, member, director, officer, employee, affiliate, representative or agent of any of the foregoing.

“GAAP” means generally accepted accounting principles in the United States, at the relevant time, applied on a consistent basis.

“Governmental Entity” means (i) any international, multinational, national, federal, provincial, territorial, state, regional, municipal, local or other government, governmental or public department, central bank, court, tribunal, arbitral body, commission, board, bureau, ministry, agency or instrumentality, domestic or foreign, (ii) any subdivision or authority of any of the above, (iii) any quasi-governmental or private body exercising any regulatory, expropriation or taxing authority under or for the account of any of the foregoing or (iv) any stock exchange on which the Restricted Voting Shares are listed or posted for trading.

“Guarantee” of or by any Person means any obligation, contingent or otherwise, of such Person guaranteeing any Financial Indebtedness of any other Person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of such Person, direct or indirect, (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Financial Indebtedness or to purchase (or to advance or supply funds for the purchase of) any security for the payment of such Financial Indebtedness, (ii) to purchase property, securities or services for the purpose of assuring the owner of such Financial Indebtedness of the payment of such Financial Indebtedness or (iii) to maintain working capital, equity capital or other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Financial Indebtedness; provided, however, that the term Guarantee shall not include endorsements for collection or deposit, in each case in the ordinary course of business.

“Guarantee Agreements” means the limited guarantees, each dated as of the date hereof, and delivered by a Guarantor in favour of the Company.

“Guarantors” means JLL Partners Fund VI, L.P. and DSM.

“Hazardous Materials” means any element, waste or other substance, whether natural or artificial and whether consisting of gas, liquid, solid or vapour that is prohibited, listed, defined, judicially interpreted, designated or classified as dangerous, hazardous, radioactive, explosive or toxic or a pollutant or a contaminant under or pursuant to any applicable Environmental Laws, and specifically including petroleum and all derivatives thereof or synthetic substitutes therefor and asbestos or asbestos-containing materials or any substance which is deemed under Environmental Laws to be deleterious to natural resources or worker or public health and safety or having a significant adverse effect upon the environment or human life or health.

“HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976 of the United States.

“HSR Approval” means the expiration or early termination of any waiting period, and any extension thereof, applicable to the completion of the transactions contemplated by this Agreement under the HSR Act.

“IFRS” means International Financial Reporting Standards issued by the International Accounting Standards Board.

“Indemnified Persons” has the meaning ascribed thereto in Section 8.7(1); and “Indemnified Person” means any one of them.

“Independent Committee” means the committee of independent members of the Board formed in relation to the proposal to effect the transactions contemplated by this Agreement.

“Intellectual Property” means, individually and collectively, howsoever created and wherever located: all intellectual properties and intellectual property rights arising under the laws of any jurisdiction of any kind or nature with respect to the following: (i) trade names, trademarks and service marks (registered and unregistered), domain names, brand names, trade dress, any other indicia of origin or good will, and similar rights, and all goodwill associated therewith; (ii) patents, inventions, discoveries, and rights in respect of utility models or industrial designs, whether patentable or not; (iii) copyrights and copyrightable works, including computer software and Internet web sites and all moral rights thereto; (iv) know-how, inventions, discoveries, methods, processes, technical data, specifications, research and development information, data bases, technology, data, and all other confidential or proprietary information, and customer lists, in each case that derives economic value from not being generally known to other Persons who can obtain economic value from its disclosure, but excluding any registered copyrights or issued patents that cover or protect any of the foregoing; (v) all other intellectual property or proprietary information not enumerated or described above, (vi) all rights to sue for past, present and future infringements or misappropriations of any of the foregoing; and (vii) all registrations and applications for any of the foregoing, and all reissues, re-examinations, provisionals, divisions, continuations, continuations-in-part, supplemental protections, renewals, extensions, restorations and reversions thereof.

“Interim Order” means the interim order of the Court in a form acceptable to the Company and the Purchaser, each acting reasonably, providing for, among other things, the calling and holding of the Company Meeting, as such order may be amended by the Court with the consent of the Company and the Purchaser, each acting reasonably.

“Investment Canada Act” means the Investment Canada Act (Canada), as amended, and the regulations promulgated thereunder.

“Investment Canada Act Approval” means receipt by the Purchaser of written evidence from the responsible Minister under the Investment Canada Act that the Minister is satisfied or deemed to have been satisfied that the transactions contemplated by this Agreement are likely to be of net benefit to Canada pursuant to the Investment Canada Act.

“JLL Dutch Co-op” means JLL Patheon Holdings, Coöperatief U.A., a Dutch coöperatief.

“JLL Holdco” means JLL Patheon Co-Investment Fund, L.P.

“JLL Nominees” means the directors of the Company nominated and elected by the holder of the Special Preferred Voting Shares pursuant to its rights thereunder.

“JLL Shares” means 78,524,986 Restricted Voting Shares held by JLL Dutch Co-op as of the date hereof, or JLL Dutch Co-op or its affiliates after the date hereof.

“Key Management” means, collectively, James Mullen, Stuart Grant and Michael Lytton.

“Key Regulatory Approvals” means HSR Approval, European Commission Approval, Mexico Regulatory Approval, Serbia Regulatory Approval, Turkey Regulatory Approval and Investment Canada Act Approval.

“Law” means, with respect to any Person, any and all applicable law (statutory, common or otherwise), constitution, treaty, convention, ordinance, code, rule, regulation, Order, injunction, judgement, decree, ruling or other similar requirement, whether domestic or foreign, enacted, adopted, promulgated or applied by a Governmental Entity that is binding upon or applicable to such Person or its business, undertaking, property or securities, and to the extent that they have the force of law, policies, guidelines, notices and protocols of any Governmental Entity, as amended unless expressly specified otherwise.

“Liabilities” means any and all liabilities whether or not required to be accrued in accordance with GAAP.

“Lien” means any mortgage, charge, pledge, hypothec, security interest, prior claim, encroachments, option, right of first refusal or first offer, occupancy right, covenant, assignment, lien (statutory or otherwise), defect of title, or restriction or adverse right or claim, or other third party interest or encumbrance of any kind, in each case, whether contingent or absolute.

“Marketing Period” means the first period of fifteen (15) consecutive Business Days or such shorter period as may be designated in writing by the Purchaser (provided that except as may be designated in writing by the Purchaser (i) the Marketing Period shall commence no earlier than January 10, 2014 and (ii) if the Marketing Period has not been completed on or prior to February 11, 2014, the Marketing Period shall commence after March 15, 2014, after the date of this Agreement beginning on the first day on which (a) the Purchaser shall have the Required Information; and (b) the conditions set forth in Article 6 shall have been satisfied or waived (other than those conditions that by their terms are to be satisfied at the Closing or conditions set forth in Section 6.1 with respect to which the Purchaser shall have failed to comply with its obligations hereunder (assuming such failure is not a result of the Company failing to comply with its obligations hereunder)) and nothing has occurred and no condition exists that would cause any of the conditions set forth in Article 6 (other than conditions set forth in Section 6.1 that are not satisfied as a result of the Purchaser having failed to comply with its obligations hereunder (assuming such failure is not a result of the Company failing to comply with its obligations hereunder)) to fail to be satisfied assuming the Closing were to be scheduled for any time during such fifteen (15) consecutive Business Day period; provided, that the Marketing Period shall not be deemed to have commenced if after the date of this Agreement and prior to the completion of the Marketing Period, (I) Ernst & Young LLP shall have withdrawn its audit opinion with respect to any of the financial statements contained in the Required Information, in which case the Marketing Period shall not be deemed to commence unless and until a new unqualified audit opinion is issued with respect to such financial statements by Ernst & Young LLP or another independent accounting firm reasonably acceptable to the Purchaser, (II) the financial statements included in the Required Information that is available to the Purchaser on the first day of any such fifteen (15) consecutive Business Days period would be required to be updated pursuant to the relevant clauses of the definition of Required Company Information and Required DPP Information, as applicable, in order to be sufficiently current on any day during such fifteen (15) consecutive Business Day period, in which case the Marketing Period shall not be deemed to commence until the receipt by the Purchaser of such updated Required Information, or (III) the Company shall have announced (x) any intention to restate any historical financial statements of the Company included in the Required Information or (y) that any such restatement is under consideration or may be a reasonable possibility, in which cases the Marketing Period shall not be deemed to commence unless and until such restatement has been completed and the applicable Required Information has been amended or the Company has announced that it has concluded no such restatement shall be required, provided that the Marketing Period shall end on any earlier date that is the date on which the proceeds of the Debt Financing are obtained.

“Matching Period” has the meaning ascribed thereto in Section 5.4(1)(e).

“Material Adverse Effect” means any fact or state of facts, circumstance, change, effect, occurrence or event that, individually or in the aggregate is or is reasonably expected to (i) be material and adverse to the business, operations, results of operations, assets (tangible or intangible), properties, capitalization, condition (financial or otherwise), liabilities (contingent or otherwise), obligations or privileges (whether contractual or otherwise) of the Company and its Subsidiaries, taken as a whole; or (ii) prevent or materially delay the completion of the Arrangement by the Outside Date under this Agreement, except in the case of clause (i) only, to the extent of any fact or state of facts, circumstance, change, effect, occurrence or event resulting from: (a) any change generally affecting any of the industries in which the Company or any of its Subsidiaries operate; (b) any change in global, national or regional political conditions (including the outbreak or escalation of war or acts of terrorism) or in general economic, business or regulatory conditions or in national or global financial, capital, credit or currency markets; (c) any natural disaster or pandemic; (d) any adoption, proposal, implementation or change in Law or GAAP or the interpretation or application thereof; (e) the announcement or performance of this Agreement, or the transactions contemplated hereby, or the consummation of the Arrangement; (f) the failure by the Company to achieve any internal or published projections, milestones, forecasts or estimates (it being understood that the causes underlying such failure may be taken into account in determining whether a Material Adverse Effect has occurred); or (g) any change in the market price or trading volume of any securities of the Company (it being understood that the causes underlying such change in the market price or trading volume may be taken into account in determining whether a Material Adverse Effect has occurred), but, in the case of each of the foregoing (a) through (d), only to the extent such matter does not relate primarily to the Company and its Subsidiaries, taken as whole, or does not have a materially disproportionate effect on the Company and its Subsidiaries, taken as a whole, relative to other companies and entities operating in the industries in which the Company and/or its Subsidiaries operate, and unless expressly provided in any particular section of this Agreement, references in certain sections of this Agreement to dollar amounts are not intended to be, and shall not be deemed to be, illustrative or interpretative for purposes of determining whether a “Material Adverse Effect” has occurred.

“Material Contract” means any Contract: (i) that if terminated would reasonably be expected to have a Material Adverse Effect; (ii) that is a partnership agreement, limited liability company agreement, joint venture agreement or similar agreement or arrangement relating to the formation, creation or operation of any partnership, limited liability company or joint venture in which the interest of the Company and/or its Subsidiaries exceeds $25 million (book value or fair market value); (iii) relating directly or indirectly to the guarantee of any Liabilities or obligations or to indebtedness (currently outstanding or which may become outstanding) for borrowed money exceeding $1 million; (iv) restricting the incurrence of indebtedness by the Company or any of its Subsidiaries or (including by requiring the granting of an equal and rateable Lien) the incurrence of any Liens on any properties or assets of the Company or any of its Subsidiaries, or restricting the payment of dividends by the Company or by any of its Subsidiaries; (v) under which the Company or any of its Subsidiaries is obligated to make or entitled to receive payments on an annual basis in excess of $5 million or in excess of $25 million over the remaining term; (vi) that creates an exclusive dealing arrangement or right of first offer or refusal; (vii) that is a Collective Agreement with a union or other labor organization; (viii) providing for the purchase, sale or exchange of, or option to purchase, sell or exchange, any property or asset where the purchase or sale price or agreed value or fair market value of such property or asset exceeds $5 million that was entered into since November 1, 2011 or contains on-going material obligations or rights; (ix) providing for the establishment, investment in, organization or formation of any joint venture, limited liability company or partnership in which the interest of the Company or any of its Subsidiaries exceeds $5 million (book value or fair market value); (x) providing for termination, severance or change in control payments; (xi) that is made out of the Ordinary Course; (xii) that limits or restricts in any material respect (A) the ability of the Company or any of its Subsidiaries to engage in any line of business or carry on business in any geographic area or (B) the scope of Persons to whom the Company or any of its Subsidiaries may sell products or deliver services; (xiii) that would be required to be filed by the Company as a “material contract” pursuant to Item 601(b)(10) of Regulation S-K under the U.S. Securities Act or disclosed by the Company on a Current Report on Form 8-K; (xiv) that relates to the granting to the Company or the granting by the Company of rights in, to or under any Intellectual Property (except for licenses to the Company of commercially available off-the-shelf software), except in the Ordinary Course of the business of the Company and its Subsidiaries or (xv) that is otherwise material to the Company and its Subsidiaries, taken as a whole.

“Material IPRs” has the meaning ascribed thereto in Section 4.1(2)(t).

“Material Leases” has the meaning ascribed thereto in Section (22) of Schedule C.

“Material Regulatory Jurisdictions” has the meaning ascribed thereto in Section (43) of Schedule C.

“Material Subsidiary” means each of Banner Pharmacaps Europe B.V., Banner Pharmacaps Inc., CEPH International Corporation, Gelcaps Exportadora De Mexico, S.A. de C.V., Patheon B.V., Patheon Banner U.S. Holdings Inc., Patheon Coöperatief U.A., Patheon Finance LLC, Patheon France S.A.S., Patheon Holdings S.A.S., Patheon International Inc., Patheon Italia S.p.A., Patheon P.R. LLC, Patheon Pension Trustees Ltd., Patheon Pharmaceuticals Inc., Patheon Pharmaceuticals Services Inc., Patheon Puerto Rico Acquisitions Corporation, Patheon Puerto Rico, Inc., Patheon U.S. Holdings Inc., Patheon U.S. Holdings LLC, Patheon UK Limited, and Pharmacaps Mexicana, S.A. De C.V.

“Mexico Regulatory Approval” means the issuance of a no objection letter by the Comision Federal de Competencia Económica in connection with the Arrangement, or the expiry of the relevant statutory waiting period (and any extension thereof) applicable under the Federal Economic Competition Law (Ley Federal de Competencia Económica) for the Parties to be entitled to consummate the Arrangement.

“MI 61-101” means Multilateral Instrument 61-101 Protection of Minority Shareholders in Special Transactions.

“Misrepresentation” has the meaning ascribed thereto under Securities Laws.

“Money Laundering Laws” has the meaning ascribed thereto in Section (40) of Schedule C.

“NI 51-102” means National Instrument 51-102 Continuous Disclosure Obligations.

“Offering Documents” means offering and syndication documents and materials, including prospectuses, private placement memoranda, information memoranda, offering memoranda and packages, lender and investor presentations, rating agency materials and presentations, and similar documents and materials, in connection with the Financing, and providing reasonable and customary authorization letters to the Financing Source Parties authorizing the distribution of information to prospective lenders and containing customary information.

“officer” has the meaning ascribed thereto in the Securities Act.

“Option Consideration” has the meaning ascribed thereto in the Plan of Arrangement.

“Order” means, with respect to any Person, any order, writ, injunction, judgement, decree, ruling, settlement or stipulation or other similar requirement enacted, adopted, promulgated or applied by a Governmental Entity that is binding upon such Person.

“Ordinary Course” means, with respect to an action taken by the Company, that such action is consistent with the past practices of the Company and is taken in the ordinary course of the normal day-to-day operations and business of the Company.

“Outside Date” means April 30, 2014, or such later date as the Purchaser and the Company may agree in writing.

“Parties” means the Company and the Purchaser and “Party” means either of them.

“Permitted Liens” means, in respect of the Company or any of its Subsidiaries:

(a)	the reservations, limitations, provisos and conditions expressed in any original grant from a Governmental Entity and any statutory exceptions to title;

(b)	inchoate or statutory Liens of contractors, subcontractors, mechanics, workers, suppliers, carriers and others arising in the Ordinary Course in respect of the construction, maintenance, repair, or operation or storage of real or immovable, or personal or movable property, provided that such Liens are related to obligations not due or delinquent, are not registered against title and in respect of which adequate holdbacks are being maintained as required by Law;

(c)	easements, servitudes, restrictions, restrictive covenants, rights of way, licenses, permits and other similar rights in real or immovable property that in each case do not materially detract from the value or materially interfere with the use of the real or immovable property subject thereto;

(d)	Liens for Taxes which are not due or delinquent;

(e)	Liens for Taxes that are being contested in good faith by appropriate proceedings and for which the Company has made adequate provision in accordance with GAAP;

(f)	zoning and building by-laws and ordinances, land use and building restrictions, and regulations made by Governmental Entities that in each case do not materially detract from the value or materially interfere with the use of the real or immovable property subject thereto;

(g)	agreements with any Governmental Entity and any public utilities or private suppliers of services that in each case do not materially detract from the value or materially interfere with the use of the real or immovable property subject thereto;

(h)	any security, mortgage, hypothec or charge given by the Company or any of its Subsidiaries in connection with the Secured Revolving Facility, the Secured Term Loan, or other financing activities disclosed in Section 14 of the Company Disclosure Letter; and

(i)	Liens listed and described in Section 1.1 of the Company Disclosure Letter.

“Person” includes any individual, partnership, association, body corporate, organization, trust, estate, trustee, executor, administrator, legal representative, government (including Governmental Entity), syndicate or other entity, whether or not having legal status.

“Plan of Arrangement” means the plan of arrangement, substantially in the form set out in Schedule A, subject to any amendments or variations to such plan made in accordance with Section 8.1 of this Agreement or Section 5.1 of the Plan of Arrangement or made at the direction of the Court in the Final Order with the prior written consent of the Company and the Purchaser, each acting reasonably.

“Pre-Acquisition Reorganization” has the meaning ascribed thereto in Section 4.10(1).

“Proceeding” means any suit, claim, action, charge, complaint, litigation, arbitration, proceeding (including any civil, criminal, administrative, investigative or appellate proceeding), hearing, audit, examination or investigation commenced, brought, conducted or heard by or before, any court or other Governmental Entity.

“Process Agent” has the meaning ascribed thereto in Section 8.12(3).

“PSU Plan” means the Company’s performance share unit plan effective December 13, 2007.

“PSUs” means any performance share units issued under the PSU Plan.

“Purchaser” means JLL/Delta Patheon Holdings, L.P., an exempted limited partnership organized under the laws of the Cayman Islands.

“Purchaser Fee” has the meaning ascribed thereto in Section 8.2(4).

“Purchaser Parties” means, collectively, the Purchaser, JLL Holdco, DSM and their respective affiliates (other than the Company and its Subsidiaries); and “Purchaser Party” means any one of them.

“Regulatory Approvals” means, any consent, waiver, permit, exemption, review, Order, decision or approval of, or any registration and filing with, any Governmental Entity, or the expiry, waiver or termination of any waiting period imposed by Law or a Governmental Entity, in each case required in connection with the Arrangement, including the Key Regulatory Approvals.

“Release” has the meaning prescribed in any Environmental Law and includes any sudden, intermittent or gradual release, spill, leak, pumping, addition, pouring, emission, emptying, discharge, migration, injection, escape, leaching, disposal, dumping, deposit, spraying, burial, abandonment, incineration, seepage, placement or introduction of a Hazardous Substance, whether accidental or intentional, into the environment.

“Representative” means, with respect to any Person, any officer, director, employee, representative (including any financial or other advisor) or agent of such Person.

“Required Approval” has the meaning ascribed thereto in Section 2.2(ii).

“Required Company Information” means all customary financial and other pertinent information regarding the Company and its Subsidiaries as the Purchaser shall reasonably request in order to consummate the Debt Financing, including (i) the financial statements and other information of the Company and its Subsidiaries that is required under paragraphs 9 through 12 of Exhibit D of the Debt Commitment Letter (as in effect on the date of this Agreement), including, for the avoidance of doubt, the pro forma consolidated balance sheet and pro forma consolidated statements of income of the Parent Borrower (as defined in the Debt Commitment Letter) required under paragraph 9 thereof, (ii) financial statements prepared in accordance with GAAP, audit reports, and other financial information and financial data, pro forma financial statements and other data and information regarding the Company and its Subsidiaries of the type and form required by Regulation S-X and Regulation S-K under the U.S. Securities Act for registered offerings of securities on Form S-1 (or any successor forms thereto) under the U.S. Securities Act, and of the type and form, and for the periods, in each case, customarily included in Offering Documents used to syndicate credit facilities of the type to be included in the Financing and in Offering Documents used in SEC registered offerings or private placements of debt securities under Rule 144A of the U.S. Securities Act, to consummate the offerings or placements of any debt securities, in each case assuming that such syndication of credit facilities and offering(s) of debt securities were consummated at the same time during the Company’s fiscal year as such syndication and offering(s) of debt securities will be made, (iii) (a) audited consolidated balance sheets and related statements of income, stockholders’ equity and cash flows of the Company and its Subsidiaries for the 2013 fiscal year (such financial information shall be required to be delivered by January 10, 2014) and (b) if the Marketing Period has not been completed by March 10, 2014, unaudited consolidated balance sheets, related statements of income related statements of cash flows of the Company and its Subsidiaries for the fiscal quarter ended January 31, 2014 (such financial information shall be required to be delivered by March 12, 2014) and (iv) all other data of the Company and its Subsidiaries that would be necessary for the underwriter or initial purchaser of an offering of such securities to receive customary “comfort” (including customary negative assurances) from independent accountants in connection with such an offering which such auditors are prepared to provide upon completion of customary procedures.

“Required DPP Information” means all customary financial and other pertinent information regarding the DPP Business (as defined in the Contribution Agreement) as the Purchaser shall reasonably request in order to consummate the Debt Financing, including (i) the financial statements and other information of the DPP Business that is required under paragraphs 9 through 12 of Exhibit D of the Debt Commitment Letter (as in effect on the date of this Agreement), (ii) financial statements prepared in accordance with IFRS, audit reports, and other financial information and financial data, pro forma financial statements and other data and information regarding the DPP Business of the type and form required by Regulation S-X and Regulation S-K under the U.S. Securities Act for registered offerings of securities on Form S-1 (or any successor forms thereto) under the U.S. Securities Act, and of the type and form, and for the periods, in each case, customarily included in Offering Documents used to syndicate credit facilities of the type to be included in the Financing and in Offering Documents used in SEC registered offerings or private placements of debt securities under Rule 144A of the U.S. Securities Act, to consummate the offerings or placements of any debt securities, in each case assuming that such syndication of credit facilities and offering(s) of debt securities were consummated at the same time during the DPP Business’s fiscal year as such syndication and offering(s) of debt securities will be made, (iii) (a) unaudited combined balance sheets, related statements of income related statements of cash flows regarding the DPP Business (as defined in the Contribution Agreement) for the fiscal quarter ended September 30, 2013 (such financial information shall be required to be delivered by December 2, 2014) and (b) audited combined balance sheets and related statements of income, stockholders’ equity and cash flows regarding the DPP Business (as defined in the Contribution Agreement) for the 2013 fiscal year (such financial information shall be required to be delivered by March 15, 2014), in the case of clauses (a) and (b) of this clause (iii) together with such financial information converted from IFRS to GAAP and (iv) all other data related to the DPP Business that would be necessary for the underwriter or initial purchaser of an offering of such securities to receive customary “comfort” (including customary negative assurances) from independent accountants in connection with such an offering which such auditors are prepared to provide upon completion of customary procedures.

“Required Information” means, collectively, the Required Company Information and the Required DPP Information.

“Restricted Voting Shares” means the restricted voting shares in the capital of the Company.

“RSU Plan” means the Company’s amended and restated restricted share unit plan effective September 4, 2008.

“RSUs” means any restricted share unit issued under the RSU Plan.

“Scheduled Reorganization” means steps (a), (b), (c), (d), (k), (l), (m), (n), (o), (p) and (q) of Section 2.2 of the Plan of Arrangement.

“SEC” means the United States Securities and Exchange Commission.

“SEC Approval” means clearance by the SEC of the Company Circular.

“Secured Revolving Facility” means the $85 million commitment amount secured revolving credit facility of the Company provided by Morgan Stanley Senior Funding, Inc., as the administrative agent and swing line lender, Morgan Stanley Bank, N.A., as the letter of credit issuer, and certain other parties.

“Secured Term Loan” means the $575 million principal amount secured term loan of the Company provided by Morgan Stanley Senior Funding, Inc., as the administrative agent and swing line lender, Morgan Stanley Bank, N.A., as the letter of credit issuer, and certain other parties.

“Securities Act” means the Securities Act (Ontario) and all rules, regulations, published notices and instruments thereunder, and all comparable securities laws in each of the provinces and territories of Canada.

“Securities Authorities” means the Ontario Securities Commission and the applicable securities commissions or securities regulatory authorities of the provinces and territories of Canada and the SEC.

“Securities Laws” means the Securities Act, the U.S. Securities Act and the Exchange Act.

“SEDAR” means the System for Electronic Document Analysis and Retrieval.

“Senior Secured Notes” means the 8.625% Senior Secured Notes of the Company due 2017.

“Serbia Regulatory Approval” means clearance by the Commission for Protection of Competition of the Republic of Serbia pursuant to the Law on the Protection of Competition (Official Gazette of the Republic of Serbia, nos. 51/2009, 95/2013).

“Share Consideration” means US$9.32 in cash per Restricted Voting Share, excluding the JLL Shares.

“Shareholders” means the registered or beneficial holders of the Restricted Voting Shares, as the context requires.

“Solvent” means with respect to the Company on a consolidated basis, on any date of determination, that on such date (i) the fair value of the assets or properties (for the avoidance of doubt, calculated to include goodwill and other intangibles) of the Company and its Subsidiaries, on a consolidated basis, is greater than the total amount of liabilities, including contingent liabilities of the Company and its Subsidiaries, on a consolidated basis, (ii) the present fair saleable value of the assets or properties of the Company and its Subsidiaries, on a consolidated basis (on a liquidation or sum-of-parts basis, whichever is greater) , is not less than the amount that will be required to pay the current probable liability of the Company and its Subsidiaries on their debts as they become absolute and matured, (iii) excluding the transactions specifically contemplated by this Agreement and the Contribution Agreement and the Financing, the Company and its Subsidiaries, on a consolidated basis, do not intend to, and do not believe that they will, incur debts or liabilities beyond their ability to pay such debts and liabilities as they mature and (iv) excluding the transactions specifically contemplated by this Agreement and the Contribution Agreement and the Financing, the Company and its Subsidiaries, on a consolidated basis, are not engaged in business or a transaction, and are not about to engage in business or a transaction, for which the Company and its Subsidiaries’ property, on a consolidated basis, would constitute unreasonably small capital.

“Special Preferred Voting Shareholder Resolution” means the written resolution of JLL Patheon Holdings, LLC as sole holder of the Special Preferred Voting Shares approving the Arrangement Resolution.

“Special Preferred Voting Shares” means the Class I Preferred, Series D Shares of the Company carrying one vote each regarding the election of the three directors who may only be elected by the holders of the Special Preferred Voting Shares.

“Stock Option Plan” means collectively the Company’s amended and restated incentive stock option plan approved by Shareholders on March 27, 2008, as further amended on March 10, 2011, and any prior amendments and restatements and predecessor option plans or Contracts pursuant to which options to purchase Restricted Voting Shares were granted and are outstanding.

“Subsidiary” means, a “subsidiary entity” as defined in MI 61-101.

“Superior Proposal” means an unsolicited bona fide written Acquisition Proposal made after the date of this Agreement from a Person who is an arm’s length third party: (i) to acquire not less than all of the outstanding Restricted Voting Shares or all or substantially all of the assets of the Company on a consolidated basis; (ii) that is not subject to any financing condition and in respect of which it has been demonstrated to the satisfaction of the Board, acting in good faith (after receipt of advice from its financial advisors and its outside counsel) that any required financing to complete such Acquisition Proposal will be reasonably likely to be obtained; (iii) that did not result from a breach of Section 5.1 of this Agreement; (iv) that is reasonably capable of being completed without undue delay, taking into account all financial, legal, regulatory, shareholder approval and other aspects of such proposal and the Person making such Acquisition Proposal; (v) that is not subject to any due diligence and/or access condition; and (vi) in respect of which the Board and Independent Committee determines, in their good faith judgement, after receiving the advice of their outside legal counsel and the Financial Advisor and after taking into account all the terms and conditions of the Acquisition Proposal, including all legal, financial, regulatory, shareholder approval and other aspects of such Acquisition Proposal and the Person making such Acquisition Proposal, that, (1) the failure to recommend such Acquisition Proposal to the Shareholders would be inconsistent with their fiduciary duties under Law; and (2) if consummated in accordance with its terms, but without assuming away the risk of non-completion, result in a transaction which is more favourable, from a financial point of view, to Shareholders, other than the Purchaser Parties, Key Management and any other affiliated Shareholders, than the Arrangement (after taking into account any amendments to the terms and conditions of this Agreement proposed by the Purchaser pursuant to Section 5.4(2)).

“Superior Proposal Notice” has the meaning specified in Section 5.4(1)(c).

“Taxes” means (i) any and all taxes, duties, fees, excises, premiums, assessments, imposts, levies and other charges or assessments of any kind whatsoever imposed by any Governmental Entity, whether computed on a separate, consolidated, unitary, combined or other basis, including those levied on, or measured by, or described with respect to, income, gross receipts, profits, gains, windfalls, capital, capital stock, production, recapture, transfer, land transfer, license, gift, occupation, wealth, environment, net worth, indebtedness, surplus, sales, goods and services, harmonized sales, use, value-added, excise, special assessment, stamp, withholding, business, franchising, real or personal property, health, employee health, payroll, workers’ compensation, employment or unemployment, severance, social services, social security, education, utility, surtaxes, customs, import or export, and including all license and registration fees and all employment insurance, health insurance and government pension plan premiums or contributions; (ii) all interest, penalties, fines, additions to tax or other additional amounts imposed by any Governmental Entity on or in respect of amounts of the type described in clause (i) above or this clause (ii); (iii) any liability for the payment of any amounts of the type described in clauses (i) or (ii) as a result of being a member of an affiliated, consolidated, combined or unitary group for any period; and (iv) any liability for the payment of any amounts of the type described in clauses (i) or (ii) as a result of any express or implied obligation to indemnify any other Person or as a result of being a transferee or successor in interest to any party.

“Tax Act” means the Income Tax Act (Canada) and the regulations thereunder, as amended from time to time.

“Tax Returns” means any and all returns, reports, declarations, elections, notices, forms, designations, filings, and statements (including withholding tax returns and reports, and information returns and reports) prepared or filed (or required to be prepared or filed) in respect of Taxes.

“Termination Notice” has the meaning specified in Section 4.8(3).

“Terminating Party” has the meaning specified in Section 4.8(3).

“Termination Payment” has the meaning specified in Section 8.2(2).

“Termination Payment Event” has the meaning specified in Section 8.2(2).

“Turkey Regulatory Approval” means approval by the Turkish Competition Authority under the Law on Protection of Competition, Law No. 4054 (as amended)

“U.S. Securities Act” means the Securities Act of 1933 of the United States, as amended, and the rules and regulations promulgated thereunder.

“USA PATRIOT Act” means the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, as amended.

“Valuation” means the formal valuation prepared by the Valuator that the Company is required to obtain pursuant to s. 4.3 of MI 61-101.

“Valuator” means BMO Capital Markets Inc.

“Voting Agreements” means the agreements to vote in favour of the Arrangement between the Purchaser, the Company and each of the directors and executive officers of the Company set forth in Section 6(b) of the Company Disclosure Letter and JLL Patheon Holdings, LLC as the controlling entity of JLL Dutch Co-op.

Section 1.2 Certain Rules of Interpretation

In this Agreement, unless otherwise specified:

(1)	Headings, etc. The provision of a Table of Contents, the division of this Agreement into Articles and Sections and the insertion of headings are for convenient reference only and do not affect the construction or interpretation of this Agreement.

(2)	Currency. All references to dollars or to $ are references to Canadian dollars, unless specified otherwise.

(3)	Gender and Number. Any reference to gender includes all genders. Words importing the singular number only include the plural and vice versa.

(4)	Certain Phrases, etc. The words (i) “including”, “includes” and “include” mean “including (or includes or include) without limitation,” (ii) “the aggregate of”, “the total of”, “the sum of”, or a phrase of similar meaning means “the aggregate (or total or sum), without duplication, of,” and (iii) unless stated otherwise, “Article”, “Section”, and “Schedule” followed by a number or letter mean and refer to the specified Article or Section of or Schedule to this Agreement. The term “made available” means (i) copies of the subject materials were included in the Data Room, (ii) copies of the subject materials were provided to a Purchaser Party (or its Representatives), or (iii) the subject material was listed in the Company Disclosure Letter or referred to in the Data Room and copies were provided to a Purchaser Party (or its Representatives) by the Company, if requested.

(5)	Capitalized Terms. All capitalized terms used in any Schedule or in the Company Disclosure Letter have the meanings ascribed to them in this Agreement.

(6)	Knowledge. Where any representation or warranty is expressly qualified by reference to the knowledge of the Company, it is deemed to refer to the actual knowledge of James Mullen, Stuart Grant and Michael Lytton in their respective capacities as officers of the Company and not in their personal capacities after due inquiry of the appropriate Company personnel responsible for the matter addressed. The Company confirms that it has made such inquiries of such Persons (including appropriate officers of the Company) as it considers reasonably necessary as to the matters that are the subject of the representations and warranties.

(7)	Accounting Terms. All accounting terms are to be interpreted in accordance with GAAP and all determinations of an accounting nature in respect of the Company required to be made shall be made in a manner consistent with GAAP.

(8)	Statutes. Any reference to a statute refers to such statute and all rules, resolutions and regulations made under it, as it or they may have been or may from time to time be amended or re-enacted, unless stated otherwise.

(9)	Computation of Time. A period of time is to be computed as beginning on the day following the event that began the period and ending at 4:30 p.m. on the last day of the period, if the last day of the period is a Business Day, or at 4:30 p.m. on the next Business Day if the last day of the period is not a Business Day. If the date on which any action is required or permitted to be taken under this Agreement is not a Business Day, such action shall be required or permitted to be taken on the next succeeding day which is a Business Day.

(10)	Time References. References to time are to local time, Toronto, Ontario.

(11)	Subsidiaries. To the extent any covenants or agreements relate, directly or indirectly, to a Subsidiary of the Company, each such provision shall be construed as a covenant by the Company to cause (to the fullest extent to which it is legally capable) such Subsidiary to perform the required action.

(12)	Consent. If any provision requires approval or consent of a Party and such approval or consent is not delivered within the specified time limit, the Party whose consent or approval is required shall be conclusively deemed to have withheld its approval or consent.

(13)	Schedules. The schedules attached to this Agreement form an integral part of this Agreement.

ARTICLE 2

THE ARRANGEMENT

Section 2.1 Arrangement

The Company and the Purchaser agree that the Arrangement will be implemented in accordance with and subject to the terms and conditions of this Agreement and the Plan of Arrangement, subject to such changes as may be agreed to by the Parties in accordance with this Agreement.

Section 2.2 Interim Order

As soon as reasonably practicable after SEC Approval is obtained, the Company shall apply in a manner acceptable to the Purchaser, acting reasonably, pursuant to Section 192 of the CBCA and, in cooperation with the Purchaser, prepare, file and diligently pursue an application for the Interim Order, which must provide, among other things:

(i)	for the class of persons to whom notice is to be provided in respect of the Arrangement and the Company Meeting and for the manner in which such notice is to be provided;

(ii)	that the required level of approval for the Arrangement Resolution shall be (a) two-thirds of the votes attached to the Restricted Voting Shares cast on the Arrangement Resolution by Shareholders present in person or represented by proxy at the Company Meeting and (b) a majority of the votes attached to the Restricted Voting Shares cast on the Arrangement Resolution by Shareholders present in person or represented by proxy at the Company Meeting excluding for this purpose votes attached to Restricted Voting Shares required to be excluded pursuant to section 8.1(2) of MI 61-101 (which the Parties understand to be the votes attached to any Restricted Voting Shares held by each Purchaser Party and each “senior officer” of the Company that is an “interested party” (as those terms are defined in MI 61-101)), in each case with one Restricted Voting Share entitling the holder thereof to one vote on the Arrangement Resolution (the “Required Approval”);

(iii)	that, in all other respects, the terms, restrictions and conditions of the Company’s Constating Documents, including quorum requirements and all other matters, shall apply in respect of the Company Meeting;

(iv)	for the grant of the Dissent Rights to those Shareholders who are registered Shareholders as contemplated in the Plan of Arrangement;

(v)	for the notice requirements with respect to the presentation of the application to the Court for the Final Order;

(vi)	that the Company Meeting may be adjourned or postponed from time to time by the Company in accordance with the terms of this Agreement without the need for additional approval of the Court;

(vii)	confirmation of the record date for the purposes of determining the Shareholders entitled to notice of and to vote at the Company Meeting in accordance with the Interim Order;

(viii)	that the record date for the Shareholders entitled to notice of and to vote at the Company Meeting will not change in respect of any adjournment(s) or postponement(s) of the Company Meeting; and

(ix)	for such other matters as the Purchaser may reasonably require, subject to obtaining the prior consent of the Company, such consent not to be unreasonably withheld or delayed.

The Purchaser shall attorn, and shall obtain the agreement of each of Cayman LP, Fund V, Dutch Co-op, Dutch Holdco, Dutch Sub, JLL Associates, JLL Holdco, LLC1. Newco (all as such terms are defined in the Plan of Arrangement) and JLL Patheon Holdings III, LLC and their respective affiliates affected by the Plan of Arrangement, to attorn, to the jurisdiction of the Court in respect of the Arrangement, appoint Border Ladner Gervais LLP as their agent for service in Ontario, and instruct such counsel to appear before the Court and consent to the Interim Order and Final Order on their behalf, in each case no later than five Business Days preceding the date of the application for the Interim Order.

Section 2.3 The Company Meeting

(1)	The Company shall:

(a)	use its reasonable best efforts to convene and conduct the Company Meeting in accordance with the Interim Order, the Company’s Constating Documents and Law as soon as reasonably practicable and within 45 days of receipt of SEC Approval (and, in this regard, the Company shall abridge, as necessary, any time periods that may be abridged under Securities Laws), for the purpose of considering the Arrangement Resolution and for any other proper purpose as may be set out in the Company Circular and agreed to by the Company and the Purchaser, acting reasonably, and not adjourn, postpone or cancel (or propose the adjournment, postponement or cancellation of) the Company Meeting without the prior written consent of the Purchaser, except:

(i)	as required for quorum purposes (in which case the Company Meeting shall be adjourned and not cancelled) or as required by Law or by a Governmental Entity; or

(ii)	as required or permitted under Section 4.8(3) or Section 5.4(5).

(b)	use commercially reasonable efforts to solicit proxies in favour of the approval of the Arrangement Resolution and against any resolution submitted by any Person that is inconsistent with the Arrangement Resolution and the completion of any of the transactions contemplated by this Agreement including engaging and using the services of proxy solicitation services firms and cooperating with any Persons engaged by the Purchaser (at the Purchaser’s expense) to solicit proxies in favour of the approval of the Arrangement Resolution;

(c)	provide the Purchaser with copies of or access to information regarding the Company Meeting generated by any proxy solicitation services firm engaged by the Company and provided to the Company, or its Representatives, as requested from time to time by the Purchaser;

(d)	permit the Purchaser to, at the Purchaser’s expense, on behalf of the management of the Company, directly or through a proxy solicitation services firm, actively solicit proxies in favour of the Arrangement on behalf of management of the Company in compliance with Law and disclose in the Company Circular that the Purchaser may make such solicitations;

(e)	consult with the Purchaser in fixing the date of the Company Meeting and the record date of the Company Meeting and give notice to the Purchaser of the Company Meeting and allow the Purchaser’s Representatives and legal counsel to attend the Company Meeting;

(f)	promptly advise the Purchaser, at such times as the Purchaser may reasonably request and at least on a daily basis on each of the last 10 Business Days prior to the date of the Company Meeting, as to the aggregate tally of the proxies received by the Company in respect of the Arrangement Resolution;

(g)	promptly advise the Purchaser of any communication (written or oral) received by the Company, its Subsidiaries or Representatives, from or relating to claims brought by (or threatened to be brought by) any Person in opposition to the Arrangement and/or exercise or purported exercise or withdrawal of Dissent Rights by Shareholders and, subject to Law, will provide the Purchaser with an opportunity to review and comment upon any written communications sent by or on behalf of the Company to any such Person and to participate in any discussions, negotiations or proceedings with or including any such Persons. The Company shall not settle or compromise or agree to settle or compromise any such claims or Dissent Rights without the prior written consent of the Purchaser;

(h)	not, without the Purchaser’s consent, change the record date for the Shareholders entitled to vote at the Company Meeting in connection with any adjournment or postponement of the Company Meeting unless required by Law; and

(i)	if the Company Meeting is to be held during a Matching Period, at the request of the Purchaser, adjourn or postpone the Company Meeting to a date that is not later than 15 Business Days after the date on which the Company Meeting was originally scheduled and in any event to a date that is not later than five Business Days prior to the Outside Date.

Section 2.4 The Company Circular

(1)	In connection with the Company Meeting, the Company shall, so as to permit the Company Meeting to be held in accordance with Section 2.3(1)(a): (i) as promptly as reasonably practicable after the date hereof prepare the Company Circular together with any other documents required by Law in connection with the Company Meeting and the Arrangement, and file with the SEC the Company Circular, (ii) respond as promptly as reasonably practicable to any comments received from the SEC with respect to such filing and provide copies of such comments to the Purchaser promptly upon receipt and copies of proposed responses to SEC comments prior to filing, (iii) as promptly as reasonably practicable prepare and file (after the Purchaser has had a reasonable opportunity to review and comment on) any amendments or supplements necessary to be filed in response to any SEC comments or as required by Law, (iv) use its reasonable best efforts to have the SEC confirm that it has no further comments on the Company Circular, and thereafter, following receipt of the Interim Order, file the Company Circular on SEDAR and EDGAR, and mail to the Shareholders as promptly as reasonably practicable, the Company Circular and all other customary proxy or other materials for meetings such as the Company Meeting, (v) to the extent required by Law, as promptly as reasonably practicable prepare, file and distribute to the Shareholders any supplement or amendment to the Company Circular if any event shall occur which requires such action at any time prior to the Company Meeting, and (vi) otherwise use its reasonable best efforts to comply with all requirements of Law applicable to the Company Meeting and the Arrangement. The Parties shall cooperate with each other in connection with the preparation and filing of the Company Circular, including promptly furnishing the other Party upon request with any and all information as may be required to be set forth in the Company Circular and Schedule 13E-3 under Law. If applicable, in connection with the filing of the Company Circular, the Company and the Purchaser shall cooperate to (i) concurrently with the preparation and filing of the Company Circular, jointly prepare and file with the SEC the Schedule 13E-3 relating to the transactions contemplated hereby and furnish to each other all information concerning such Party as may be reasonably requested in connection with the preparation of the Schedule 13E-3, (ii) respond as promptly as reasonably practicable to any comments received from the SEC with respect to such filings and shall consult with each other prior to providing such response, (iii) as promptly as reasonably practicable after consulting with each other, prepare and file any amendments or supplements necessary to be filed in response to any SEC comments or as required by Law, (iv) have the SEC confirm that it has no further comments on the Schedule 13E-3 and (v) to the extent required by Law, as promptly as reasonably practicable prepare, file and distribute to the Shareholders any supplement or amendment to the Schedule 13E-3 if any event shall occur which requires such action at any time prior to the Company Meeting.

(2)

The Company shall ensure that the Company Circular complies in all material respects with the Interim Order and Law, does not contain any Misrepresentation (provided that the Company shall not be responsible for the accuracy of any information furnished by the Purchaser or its Representatives in writing specifically for the purpose of inclusion in the Company Circular) and provides the Shareholders with sufficient information to permit them to form a reasoned judgement concerning the matters to be placed before the Company Meeting. Without limiting the generality of the foregoing, the Company Circular must include: (i) a copy or summary of the Valuation, (ii) a copy of the Fairness Opinion, (iii) a statement that the Independent Committee and the Board have received the Valuation and Fairness Opinion, and that the Independent Committee and the Board have each, after receiving legal and financial advice, determined that the Arrangement is fair to the holders of Restricted Voting Shares (other than the Purchaser Parties, Key

Management and any other affiliated Shareholders) and that the Arrangement Resolution is in the best interests of the Company and recommends that Shareholders (other than the Purchaser Parties, Key Management and any other affiliated Shareholders) vote in favour of the Arrangement Resolution (the “Board Recommendation”), on a unanimous basis on the date of this Agreement (excluding each member of the Board who is a JLL Nominee or member of Key Management and has declared their respective interest and abstained from voting) and (iv) a statement as to whether each director and senior officer of the Company (other than any Purchaser Party) intends to vote all of such individual’s Restricted Voting Shares in favour of the Arrangement Resolution.

(3)	The Company shall give the Purchaser and its legal counsel a reasonable opportunity to review and comment on drafts of the Company Circular and other related documents, and shall give reasonable consideration to any comments made by the Purchaser and its counsel, and agrees that all information relating solely to the Purchaser included in the Company Circular must be in a form and content satisfactory to the Purchaser, acting reasonably.

(4)	The Purchaser shall provide all necessary information concerning the Purchaser and its affiliates that is required by Law to be included by the Company in the Company Circular or other related documents to the Company in writing, and shall ensure that such information does not contain any Misrepresentation.

(5)	Each Party shall promptly notify the other Party if it becomes aware that the Company Circular contains a Misrepresentation, or otherwise requires an amendment or supplement. The Parties shall cooperate in the preparation of any such amendment or supplement as required or appropriate, and the Company shall promptly mail, file or otherwise publicly disseminate any such amendment or supplement to the Shareholders and, if required by the Court or by Law, file the same with the Securities Authorities or any other Governmental Entity as required.

(6)	The Purchaser shall indemnify and save harmless the Company, its Subsidiaries and their respective Representatives from and against any and all liabilities, claims, demands, losses, costs, damages and expenses (excluding any loss of profits or consequential damages) to which the Company, any Subsidiary of the Company or any of their respective Representatives may be subject or may suffer, in any way caused by, or arising directly or indirectly, from or in consequences of: (a) any Misrepresentation or alleged Misrepresentation in any information relating to the Purchaser Parties included in the Company Circular that is provided by the Purchaser or its Representatives in writing for the purpose of inclusion in the Company Circular; (b) any order made, or any Proceeding by any Securities Authority or other Governmental Entity, to the extent based on any Misrepresentation or any alleged Misrepresentation in any information relating to the Purchaser included in the Company Circular that is provided by the Purchaser or its Representatives in writing for the purpose of inclusion in the Company Circular; or (c) the Purchaser not complying with any requirement of Laws in connection with the transactions contemplated by this Agreement.

Section 2.5 Final Order

If the Interim Order is obtained and the Arrangement Resolution is passed at the Company Meeting as provided for in the Interim Order, the Company shall take all steps necessary or desirable to submit the Arrangement to the Court and diligently pursue an application for the Final Order pursuant to Section 192 of the CBCA as soon as reasonably practicable thereafter.

Section 2.6 Court Proceedings

In connection with all Court Proceedings relating to obtaining the Interim Order and the Final Order, the Company shall diligently pursue, and cooperate with the Purchaser in diligently pursuing, the Interim Order and the Final Order and the Company will provide the Purchaser and its legal counsel with reasonable opportunity to review and comment upon drafts of all material to be filed with the Court in connection with the Arrangement, including by providing on a timely basis a description of any information required to be supplied by the Purchaser for inclusion in such material, prior to the service and filing of that material, and will accept the reasonable comments of the Purchaser and its legal counsel with respect to any such information required to be supplied by the Purchaser and included in such material and any other matters contained therein. The Company will ensure that all material filed with the Court in connection with the Arrangement is consistent in all material respects with the terms of this Agreement and the Plan of Arrangement. In addition, the Company will not object to legal counsel to the Purchaser making such submissions on the application for the Interim Order and the application for the Final Order as such counsel considers appropriate, acting reasonably. The Company will also provide legal counsel to the Purchaser on a timely basis with copies of any notice and evidence served on the Company or its legal counsel in respect of the application for the Final Order or any appeal therefrom, and any notice, written or oral, indicating the intention of any Person to appeal, or oppose the granting of, the Interim Order or Final Order. Subject to Laws, the Company will not file any material with, or make any written submission to, the Court in connection with the Arrangement or serve any such material, and will not agree to modify or amend materials so filed or served, except as contemplated hereby or with the Purchaser’s prior written consent, such consent not to be unreasonably withheld or delayed; provided that nothing herein shall require the Purchaser to agree or consent to any increased purchase price or other consideration or other modification or amendment to such filed or served materials that expands or increases the Purchaser’s obligations, or diminishes or limits the Purchaser’s rights, set forth in any such filed or served materials or under this Agreement.

Section 2.7 Incentive Compensation Plans

The holders of Company Options set forth in Section 2.7 of the Company Disclosure Letter have entered into option cancellation agreements with the Company, to be effective immediately prior to the actions contemplated by Section 2.9, in each case subject to, and conditioned on, the occurrence of the Closing, pursuant to which such holders have agreed to cancel certain of their Company Options as set forth in Section 2.7 of the Company Disclosure Letter.

Section 2.8 Articles of Arrangement and Effective Date

(1)	The Articles of Arrangement shall implement the Plan of Arrangement. The Articles of Arrangement shall include the form of the Plan of Arrangement attached to this Agreement as Schedule A, as it may be amended in accordance with the terms hereof. Subject to the Interim Order, the Final Order and any Law, the Company agrees to amend the Plan of Arrangement at any time prior to one Business Day prior to the Effective Time in accordance with Section 8.1 to add, remove or amend any steps or terms determined to be necessary or desirable by the Purchaser, acting reasonably, provided that the Plan of Arrangement shall not be amended in any manner which (a) is prejudicial to the Company, Company Securityholders (other than the Purchaser and affiliates or Key Management) or other Persons bound by the Plan of Arrangement or is inconsistent with the provisions of this Agreement or would result in the Company incurring any obligations or liabilities (unless the Purchaser shall indemnify and save harmless the Company from and against any and all liabilities, losses, damages, claims, costs, expenses, interest awards, judgements and penalties suffered or incurred by any of them in connection therewith), (b) could reasonably be expected to delay, impair or impede (i) the receipt of any Key Regulatory Approval, (ii) the completion, SEC Approval or mailing to Shareholders of the Company Circular and all other customary proxy or other materials for the Company Meeting or (iii) the holding of the Company Meeting on the date specified in the Company Circular once finalized and so mailed, (c) materially delays or results in any adverse term being imposed by the Court in the Interim Order or Final Order or any amendment, modification or supplement thereto, (d) materially delays the satisfaction of any condition set forth in Article 6 hereof, or (e) otherwise results in failure of any of the conditions specified in Section 4.10(2)(b) through (g) inclusive (unless the Purchaser shall indemnify and save harmless the Company from and against any and all liabilities, losses, damages, claims, costs, expenses, interest awards, judgements and penalties suffered or incurred by any of them in connection therewith). Any such amendment of the Plan of Arrangement will not be considered in determining whether (i) a representation or warranty of the Company under this Agreement has been breached (including whether any amendment gives rise to a requirement for the consent of any third party under a Contract) or (ii) any covenant of the Company (other than this Section 2.8(1)) has been complied with.

(2)	The Company shall file the Articles of Arrangement with the Director upon receipt of written confirmation from the Depositary of the funding referred to in Section 2.9 unless another time or date is agreed to in writing by the Parties.

(3)	The closing of the Arrangement (the “Closing”) will take place at the offices of Dentons Canada LLP, 77 King Street West, Suite 400, Toronto, Ontario or at such other location as may be agreed upon by the Parties.

Section 2.9 Payment of Consideration

On the Filing Date each of the Parties shall use its reasonable best efforts to, as soon as practicable, satisfy all conditions in Article 6 that by their terms cannot be satisfied until the Effective Date, subject to its rights to waive any such condition in accordance with Article 6. Forthwith following confirmation in writing by the Parties of the satisfaction or waiver by the applicable Party or Parties in whose favour the condition is made of the conditions contained in Article 6 that by their terms cannot be satisfied until the Effective Date, other than the obligation of the Purchaser to deposit the aggregate Share Consideration with the Depositary, the Purchaser shall deposit, or shall cause to be deposited, with the Depositary, for the benefit of the holders of the Restricted Voting Shares excluding the JLL Shares and pursuant to a depository agreement in customary form, cash in immediately available funds in US dollars in the aggregate amount necessary for the Depositary to pay the aggregate Share Consideration as provided in the Plan of Arrangement. Subject to terms and conditions of this Agreement and the Plan of Arrangement, the Purchaser shall ensure that the Company has sufficient funds to pay the aggregate Option Consideration and the aggregate DSU Consideration, each as provided in the Plan of Arrangement.

Section 2.10 Deductions under the Tax Act

Purchaser acknowledges and agrees that the Company will forego any deduction under the Tax Act with respect to the cash payment to be made by the Company to the holders of Company Options pursuant to the Plan of Arrangement and in that regard, the Company will comply with the requirements in subsection 110(1.1) of the Tax Act.

Section 2.11 Adjustments to Consideration

If, on or after the date of this Agreement, the Company sets a record date for any dividend or other distribution on the Restricted Voting Shares that is prior to the Effective Time or the Company pays any dividend or other distribution on the Restricted Voting Shares prior to the Effective Time: (i) to the extent that the amount of such dividends or distributions per Restricted Voting Share do not exceed the Share Consideration, the Share Consideration shall be reduced by the amount of such dividends or distributions; and (ii) to the extent that the amount of such dividends or distributions per Restricted Voting Share exceed the Share Consideration, such excess amount shall be placed in escrow for the account of the Purchaser or another Person designated by the Purchaser.

Section 2.12 Withholding Taxes

The Purchaser, the Company and the Depositary, as applicable, shall be entitled to deduct and withhold from any Share Consideration, Option Consideration or DSU Consideration otherwise payable or otherwise deliverable to any Company Securityholders under the Plan of Arrangement such amounts as the Purchaser, the Company or the Depositary, as applicable, are required to deduct and withhold from (or which any of them reasonably believe to be required to be deducted or withheld from) such Share Consideration, Option Consideration or DSU Consideration, as applicable, under any provision of any Laws in respect of Taxes. Any such amounts will be deducted, withheld and remitted from the Share Consideration, Option Consideration or DSU Consideration payable pursuant to the Plan of Arrangement and shall be treated for all purposes under this Agreement as having been paid to the Company Securityholders in respect of which such deduction, withholding and remittance was made; provided that such deducted and withheld amounts are actually remitted to the appropriate Governmental Entity.

Section 2.13 List of Shareholders

The Company shall, as soon as reasonably practicable, provide the Purchaser with a list (in both written and electronic form) of the registered Shareholders, together with their addresses and respective holdings of Restricted Voting Shares, with a list of the names and addresses and holdings of all Persons having rights issued by the Company to acquire Restricted Voting Shares (including holders of Company Options) and a list of non-objecting beneficial owners of Restricted Voting Shares, together with their addresses and respective holdings of Restricted Voting Shares, all as of a date that is as close as reasonably practicable to the date of delivery of such lists. The Company shall cause its registrar and transfer agent to furnish the Purchaser with such additional information, including updated or additional lists of Shareholders and lists of holdings and other assistance as the Purchaser may reasonably request.

ARTICLE 3

REPRESENTATIONS AND WARRANTIES

Section 3.1 Representations and Warranties of the Company

(1)	Except as set forth in the Company Filings (other than disclosures in any documents incorporated by reference therein, and other than any forward-looking statements or risk factors contained therein) and the Company Disclosure Letter (it being expressly understood and agreed that the disclosure of any fact or item in any section of the Company Disclosure Letter shall only be deemed to be an exception to (or, as applicable, disclosure for the purposes of) the representations and warranties of the Company that are contained in the corresponding section of this Agreement and any other representations and warranties of the Company to which it is reasonably apparent on its face it should relate), the Company represents and warrants to the Purchaser that the representations and warranties as set forth in Schedule C are true and correct as of the date hereof (except for representations and warranties made as of a specified date, which are true and correct as of such specified date) and acknowledges and agrees that the Purchaser is relying upon such representations and warranties in connection with the entering into of this Agreement.

(2)	The representations and warranties of the Company contained in this Agreement shall not survive the completion of the Arrangement and shall expire and be terminated at the Effective Time.

Section 3.2 Representations and Warranties of the Purchaser

(1)	The Purchaser represents and warrants to the Company that the representations and warranties as set forth in Schedule D are true and correct as of the date hereof (except for representations and warranties made as of a specified date, which are true and correct as of such specified date) and acknowledges and agrees that the Company is relying upon such representations and warranties in connection with the entering into of this Agreement.

(2)	The representations and warranties of the Purchaser contained in this Agreement shall not survive the completion of the Arrangement and shall expire and be terminated at the Effective Time.

ARTICLE 4

COVENANTS

Section 4.1 Conduct of Business of the Company.

(1)

The Company covenants and agrees that, during the period from the date of this Agreement until the earlier of the Effective Time and the time that this Agreement is terminated in accordance with its terms, except with the prior written consent of Purchaser (which consent will not be unreasonably withheld, conditioned or delayed), as required or as expressly permitted by this Agreement, the Plan of Arrangement or as required by Law, the Company shall, and shall cause each of its Subsidiaries to, conduct its business in the Ordinary Course and the Company shall use its commercially reasonable efforts to maintain and preserve its and its Subsidiaries’ business organization, assets, properties, employees, goodwill and business relationships with customers, suppliers, distributors, licensors, partners and other Persons with which the Company or any of its Subsidiaries has business relations.

(2)	Without limiting the generality of Section 4.1(1) and except as provided in the applicable Subsection of Section 4.1(2) of the Company Disclosure Letter, the Company covenants and agrees that, during the period from the date of this Agreement until the earlier of the Effective Time and the time that this Agreement is terminated in accordance with its terms, except with the prior written consent of Purchaser (which consent will not be unreasonably withheld, conditioned or delayed), as required or expressly permitted by this Agreement, the Plan of Arrangement or as required by Law, the Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly:

(a)	amend its articles of incorporation, articles of amalgamation, by-laws or, in the case of any Subsidiary of the Company which is not a corporation, its similar organizational documents;

(b)	split, combine or reclassify any securities of the Company or of any Subsidiary, undertake any capital reorganization, or reduction of capital or combination thereof or declare, set aside or pay any dividend or other distribution (whether in cash, stock or property or any combination thereof), except where the foregoing is effected for the purpose of dealing with intercompany trade payables and intercompany loans (including interest thereon) between or among the Company and/or its wholly-owned Subsidiaries in the Ordinary Course;

(c)	redeem, repurchase, or otherwise acquire or offer to redeem, repurchase or otherwise acquire any securities of the Company or any of its Subsidiaries;

(d)	issue, grant, deliver, sell, pledge or otherwise encumber, or authorize the issuance, grant, delivery, sale, pledge or other encumbrance of any securities of the Company or of any of its Subsidiaries or securities or rights exercisable or exchangeable for or convertible into securities of the Company or of any of its Subsidiaries, except for the issuance of Restricted Voting Shares issuable upon the exercise of the Company Options specified in Section 6(c) of the Company Disclosure Letter;

(e)	acquire (by merger, consolidation, acquisition of stock or assets or otherwise), directly or indirectly, including pursuant to capital leases, assets, securities, properties, interests or businesses except: (i) as are effected in the Ordinary Course, (ii) as are expressly contemplated in the 2014 Plan and Budget, or (iii) provided that the aggregate acquisition cost does not exceed $5 million;

(f)	enter into any joint venture or similar agreement, arrangement or relationship;

(g)	reorganize, amalgamate or merge the Company or any Subsidiary of the Company;

(h)	adopt a plan of liquidation or resolutions providing for the liquidation or dissolution of the Company or any of its Subsidiaries;

(i)	sell, pledge, lease, dispose of, lose the right to use, mortgage, license, encumber or otherwise dispose of or transfer any assets of the Company or of any of its Subsidiaries or any interest in any assets of the Company and its Subsidiaries other than as expressly contemplated under the 2014 Plan and Budget or of immaterial assets in the Ordinary Course;

(j)	make any capital expenditures or commitments to do so, except as expressly contemplated in the 2014 Plan and Budget without regard to the timing set forth therein;

(k)

except as specified in Section 33 of the Company Disclosure Letter, make or file any material Tax election, information schedule, return or designation, where the taking of such action is inconsistent with past practice, settle or compromise any material Tax claim, assessment, reassessment or liability, file any amended Tax Return in respect of any material Tax matter, enter into any material agreement with a Governmental Entity with respect to Taxes, surrender any right to claim a material Tax abatement, reduction, deduction, exemption, credit or refund, consent to the extension or waiver of the limitation period applicable to any material Tax matter or materially amend or change any of its methods or reporting income, deductions or accounting for income Tax purposes except as may be required by Law;

(l)	make any loans or advances (other than expense advances to directors, officers, employees, consultants and agents consistent with past practice) or capital contributions to, or investments in, or assume, guarantee or otherwise become liable with respect to the liabilities or obligations of, any other Person, other than a wholly-owned direct or indirect Subsidiary of the Company;

(m)	prepay any long-term indebtedness before its scheduled maturity or create, incur, assume or otherwise become liable with respect to any indebtedness for borrowed money or Guarantees thereof in any amount other than pursuant to the Company’s Secured Revolving Facility in the Ordinary Course;

(n)	grant any Lien (other than a Permitted Lien and pursuant to a capital lease permitted by Section 4.1(2)(e)) on any assets of the Company or its Subsidiaries;

(o)	enter into any interest rate, currency, equity or commodity swaps, hedges, derivatives, forward sales contracts or similar financial instruments, except in accordance with past practice;

(p)	make any bonus or profit sharing distribution or similar payment of any kind except for (i) the 2013 bonuses due in January 2014 or (ii) the sales plan bonuses provided in the 2014 Plan and Budget (taking into account the timing set forth therein);

(q)	make any material change in the Company’s methods of accounting, except as required by concurrent changes in GAAP;

(r)	except as required by Law or as expressly contemplated in the 2014 Plan and Budget (including, for greater certainty, planned annual compensation increases) (i) increase any severance, change of control or termination pay (or improvements to notice or pay in lieu of notice) to (or amend any existing arrangement with) any Company Employee or any current or former director of the Company or any of its Subsidiaries; (ii) increase the compensation or benefits payable under any existing severance or termination pay policies with the any Company Employee; or (iii) increase the compensation or benefits payable under any employment agreement to any Company Employee or any current or former executive officer of the Company (as such term is defined in NI 51-102) or any current or former director of the Company or any of its Subsidiaries, in each case, other than in the Ordinary Course;

(s)	except as required by Law or as contemplated in the 2014 Plan and Budget, and except as specified in Section 4.1(2)(s) of the Company Disclosure Letter: (i) adopt any new Employee Plan or any amendment or modification of an existing Employee Plan; (ii) increase any funding obligation or accelerate the timing of any funding contribution under any Employee Plan; (iii) grant, amend or modify any equity, equity-based or similar awards; or (iv) reduce the Company’s or its Subsidiaries’ work force except in the Ordinary Course;

(t)	cancel, waive, release, assign, settle or compromise any material claims or rights or fail to use commercially reasonable efforts to file for, prosecute or maintain all trademarks, trade names, business names, patents, inventions, know-how, copyrights, service marks, brand names, industrial designs and all other industrial or Intellectual Property necessary to carry on the business of the Company and its Subsidiaries as it is conducted on the date of this Agreement (“Material IPRs”) owned by the Company in the Ordinary Course;

(u)	except (i) for litigation with respect to this Agreement or the transactions contemplated by this Agreement, (ii) litigation not with respect to this Agreement which the Company in good faith determines that failure to commence suit would result in the material impairment of a valuable aspect of its business, and (iii) as referred to in Section 4.1(2)(u) of the Company Disclosure Letter, commence any litigation or waive, release, assign, settle or compromise any Proceedings in excess of an amount of $1.5 million individually or $5 million in the aggregate;

(v)	amend or terminate any Material Contract, waive any material right under any Material Contract or enter into any contract or agreement that would be a Material Contract if in effect on the date hereof, in each case other than in the Ordinary Course or except as expressly contemplated in the 2014 Plan and Budget;

(w)	enter into any material transaction with any Company Employee or any director of the Company;

(x)	other than in the Ordinary Course with respect to exclusive dealing arrangements for commercial manufacturing services that the Company or any Subsidiary of the Company provides to third parties in its commercial agreements, enter into any agreement or arrangement that limits or otherwise restricts the Company or any of its Subsidiaries or any successor thereto or that would, after the Effective Time, limit or restrict the Company or any of its Subsidiaries, from competing in any location or line of business with any Person;

(y)	except (i) as contemplated in Section 4.9, (ii) for any amendment or modification effected in the Ordinary Course, or (iii) as expressly contemplated in the 2014 Plan and Budget, amend, modify, terminate, cancel or let lapse any insurance (or re-insurance) policy of the Company or any of its Subsidiaries in effect on the date of this Agreement, unless simultaneously with such termination, cancellation or lapse, replacement policies underwritten by insurance and re-insurance companies of nationally recognized standing providing coverage not materially less favourable than the coverage under the terminated, cancelled or lapsed policies are in full force and effect;

(z)	abandon or fail to diligently pursue any application for any material Authorizations, leases, permits or registrations or take any action, or fail to take any action, that could lead to the termination of any material Authorizations, leases, permits or registrations if such abandonment, failure to diligently pursue, action or failure to take action would be inconsistent with the past practice of the business;

(aa)	incur, create, assume or otherwise become liable for, any Financial Indebtedness, or make any loans, capital contributions, investments or advances, other than pursuant to a Contract in existence on the date hereof, capital leases and insurance re-financing in the Ordinary Course contemplated in the 2014 Plan and Budget;

(bb)	have any competing issuances, incurrences, offerings or placements of bank credit financing or debt securities (other than the debt facilities contemplated by the Debt Commitment Letter, the senior notes contemplated by the Debt Commitment Letter or any “demand” securities issued pursuant to the Fee Letter, the Holdings PIK Note (each as defined in the Debt Commitment Letter) or indebtedness permitted by clause (g) of Exhibit A to the Debt Commitment Letter, including for the avoidance of doubt any incurrence of indebtedness under the Existing Credit Agreement (as defined in the Debt Commitment Letter)) by or on behalf of the Company or any of its Subsidiaries being announced, offered, placed or arranged that could reasonably be expected to materially impair the Syndication (as defined in the Debt Commitment Letter);

(cc)	grant an exclusive license or otherwise transfer any Intellectual Property or exclusive rights in or in respect thereto that is material to the Company and its Subsidiaries taken as a whole, other than in the Ordinary Course or to wholly-owned Subsidiaries;

(dd)	enter into or amend in any material respect any Contract with any broker, finder or investment banker, including any amendment of any of the Contracts listed in Section 8.3(3) of the Company Disclosure Letter; or

(ee)	authorize, agree, resolve or otherwise commit, whether or not in writing, to do any of the foregoing.

Section 4.2 Covenants of the Company Relating to the Arrangement

(1)

The Company shall perform, and shall cause its Subsidiaries to perform, all obligations required to be performed by the Company or any of its Subsidiaries under this Agreement, cooperate with the Purchaser in connection therewith, and use commercially reasonable efforts to do all such other acts and things as may be necessary or desirable in order to consummate and make effective, as soon as reasonably practicable, the transactions contemplated by this Agreement and, without limiting the generality of the foregoing, the Company shall and, where appropriate, shall cause each of its Subsidiaries to:

(a)	use commercially reasonable efforts to satisfy all conditions in Article 6 of this Agreement and take all steps set forth in the Interim and Final Order applicable to it and comply promptly with all requirements imposed by Law on it or its Subsidiaries with respect to this Agreement or the Arrangement;

(b)	use commercially reasonable efforts to obtain and maintain all third party or other consents, waivers, permits, exemptions, orders, approvals, agreements, amendments or confirmations that are (A) necessary or advisable in connection with the Arrangement, (B) required to be obtained under the Material Contracts in connection with the Arrangement or (C) required in order to maintain the Material Contracts in full force and effect following completion of the Arrangement, in each case, on terms that are reasonably satisfactory to the Purchaser, and without paying, and without committing itself or the Purchaser to pay, any consideration or incur any liability or obligation without the prior written consent of the Purchaser;

(c)	use commercially reasonable efforts to effect all necessary registrations, filings and submissions of information required by Governmental Entities from the Company and its Subsidiaries relating to the Arrangement;

(d)	use commercially reasonable efforts to, on prior written approval of the Purchaser, oppose, lift or rescind any injunction, restraining or other Order, decree or ruling seeking to restrain, enjoin or otherwise prohibit or adversely affect the consummation of the Arrangement and defend, or cause to be defended, any Proceedings to which it is a party or brought against it or its directors or officers challenging the Arrangement or this Agreement; provided, that neither the Company nor any of its Subsidiaries shall consent to the entry of any judgement or settlement with respect to such Proceeding without the prior written approval of Purchaser;

(e)	not take any action, or refrain from taking any commercially reasonable action, or permitting any action to be taken or not taken, which is inconsistent with this Agreement or which would reasonably be expected to prevent, delay or otherwise impede the consummation of the Arrangement or the transactions contemplated by this Agreement;

(f)	use commercially reasonable efforts to assist in effecting the resignations and mutual releases (in a form satisfactory to the Parties, acting reasonably), as applicable, of each member of the Board and the boards of directors of the Company’s Subsidiaries in their capacities as such (in each case (other than any JLL Nominee) and to the extent requested by Purchaser), and causing them to be replaced by Persons nominated by Purchaser effective as of the Effective Time; and

(g)	indemnify and save harmless the Purchaser and its affiliates and their respective directors, officers, employees, advisors and agents from and against any and all liabilities, claims demands, losses, costs, damages and expenses (excluding any loss of profits or consequential damages) to which the Purchaser and its affiliates and their respective directors, officers, employees, advisors and agents may be subject or which the Purchaser and its affiliates and their respective directors, officers, employees, advisors and agents may suffer, whether under the provisions of any Law or otherwise, in any way caused by, or arising, directly or indirectly, from or in consequence of:

(i)	any Misrepresentation or alleged Misrepresentation in the Company Circular;

(ii)	any Order made or Proceeding by any Securities Authority or other Governmental Entity based upon any Misrepresentation in the Company Circular or in any material filed by or on behalf of the Company in compliance or intended compliance with Securities Laws; and

(iii)	the Company not complying with any requirement of Laws in connection with the transactions contemplated by this Agreement;

except that the Company shall not be liable in any such case to the extent that any such liabilities, claims, demands, losses, costs, damages and expenses arise out of or are based solely upon any Misrepresentation based on information included in the Company Circular provided by the Purchaser or its Representatives in writing for inclusion in the Company Circular or the non-compliance by the Purchaser with any requirement of Laws in connection with the transactions contemplated by this Agreement.

(2)	The Company shall promptly notify the Purchaser in writing of the occurrence after the date of this Agreement of:

(a)	any Material Adverse Effect or any change, effect, event, development, occurrence, circumstance or state of facts which would reasonably be expected to have a Material Adverse Effect;

(b)	any notice or other communication received by the Company, its Subsidiaries or Representatives from any Person alleging that the consent (or waiver, permit, exemption, Order, approval, agreement, amendment or confirmation) of such Person (or another Person) is or may be required in connection with this Agreement or the Arrangement;

(c)	any notice or other communication received by the Company, its Subsidiaries or Representatives from any supplier, partner, customer, distributor or reseller whose relationship is material to the Company or any of its Subsidiaries to the effect that such supplier, partner, customer, distributor or reseller is terminating, may terminate or is otherwise materially adversely modifying or may materially adversely modify its relationship with the Company or any of its Subsidiaries as a result of this Agreement or the Arrangement;

(d)	any notice or other communication received by the Company, its Subsidiaries or Representatives from any Person alleging that the Company or any of its Subsidiaries or their respective directors, executives, officers, representatives, agents or employees has: (i) used or is using any corporate funds for any illegal contributions, gifts, entertainment or other expenses relating to political activity that is illegal; (ii) used or is using any corporate funds for any direct or indirect illegal payments to any foreign or domestic governmental officials or employees; (iii) violated or is violating any provision of the United States Foreign Corrupt Practices Act of 1977 or the Corruption of Foreign Public Officials Act (Canada) or any Law of similar effect; (iv) has established or maintained, or is maintaining, any illegal fund of corporate monies or other properties or (v) made any bribe, rebate, payoff, influence payment, kickback or other payment of any nature, in each case that is a violation of Law;

(e)	any notice or other communication received by the Company, its Subsidiaries or Representatives from any Governmental Entity in connection with this Agreement or the Arrangement (and contemporaneously provide a copy of any such written notice or communication to the Purchaser); or

(f)	any Proceedings commenced or, to its knowledge, threatened against or otherwise affecting, the Company, its Subsidiaries or that relate to this Agreement or the Arrangement.

Section 4.3 Covenants of the Purchaser Relating to the Arrangement

(1)	The Purchaser shall perform all obligations required or desirable to be performed by it under this Agreement, cooperate with the Company in connection therewith, and do all such other acts and things as may be necessary or desirable in order to consummate and make effective, as soon as reasonably practicable, the transactions contemplated by this Agreement and, without limiting the generality of the foregoing, the Purchaser shall:

(a)	use commercially reasonable efforts to satisfy all conditions in Article 6 of this Agreement and take all steps set forth in the Interim Order and the Final Order applicable to it and comply promptly with all requirements imposed by Law on it with respect to this Agreement or the Arrangement;

(b)	use commercially reasonable efforts to effect all necessary registrations, filings and submissions of information required by Governmental Entities from it relating to the Arrangement;

(c)	use commercially reasonable efforts (consistent with the limitations on the Purchaser’s obligations under Section 4.4), to, on prior written approval of the Company, which approval will not be unreasonably withheld, conditioned or delayed, oppose, lift or rescind any injunction, restraining or other Order, decree or ruling seeking to restrain, enjoin or otherwise prohibit or adversely affect the consummation of the Arrangement and defend, or cause to be defended, any Proceedings to which it is a party or brought against it or its directors or officers challenging the Arrangement or this Agreement; provided, that the Purchaser shall not consent to the entry of any judgement or settlement with respect to such Proceeding which takes effect prior to the Effective Time or includes any admission of liability or wrongdoing on the part of the Company or its Representatives; and

(d)	not take any action, or refrain from taking any commercially reasonable action, or permitting any action to be taken or not taken, which is inconsistent with this Agreement or which would reasonably be expected to prevent, delay or otherwise impede the consummation of the Arrangement or the transactions contemplated by this Agreement.

(2)	The Purchaser shall promptly notify the Company in writing of:

(a)	any notice or other communication received by Purchaser or its affiliates from any Person alleging that the consent (or waiver, permit, exemption, Order, approval, agreement, amendment or confirmation) of such Person (or another Person) is or may be required in connection with this Agreement or the Arrangement;

(b)	any notice or other communication received by Purchaser or its affiliates from any Governmental Entity in connection with this Agreement or the Arrangement (and contemporaneously provide a copy of any such written notice or communication to the Purchaser); or

(c)	any Proceedings commenced or, to its knowledge, threatened against, the Purchaser relating to this Agreement or the Arrangement.

Section 4.4 Regulatory Approvals

(1)	As soon as reasonably practicable, Purchaser, or where required by Law, each Party or both Parties jointly, shall make or cause to be made all notifications, filings, applications and submissions with Governmental Entities required to obtain, and shall use their respective reasonable best efforts to obtain and maintain, the Key Regulatory Approvals and such other Regulatory Approvals reasonably deemed by any of the Parties to be necessary to discharge their respective obligations under this Agreement in connection with the Arrangement and this Agreement.

(2)	The Parties shall cooperate with one another in connection with obtaining and maintaining the Regulatory Approvals including providing or submitting on a timely basis, and as promptly as practicable, all documentation and information that is required or which is requested by a Governmental Entity, or in the reasonable opinion of either Party, advisable, in connection with obtaining the Regulatory Approvals and use their respective reasonable best efforts to ensure that such information does not contain a Misrepresentation.

(3)

The Parties shall (i) cooperate with and keep one another fully informed as to the status of and the processes and proceedings relating to obtaining the Regulatory Approvals, (ii) promptly inform the other Party of any written or oral communication received from any Governmental Entity relating to the Regulatory Approvals or the transactions contemplated hereby (and if in writing, furnish the other parties with a copy of such communication), (iii) use their respective reasonable best efforts to respond as promptly as practicable to any request from any Governmental Entity for information, documents or other materials in connection with the review of the transactions contemplated hereby, including with respect to the Regulatory Approvals and (iv) not make any submissions, filings or other written communications, participate in any substantive meetings or any material conversations with any Governmental Entity in respect of any filings, investigations or other inquiries related to the transactions contemplated hereby unless it consults with the other Party in advance and, to the extent not precluded by such Governmental Entity, gives the other Party the opportunity to review drafts of any submissions, filings or other written communications or attend and participate in any substantive meetings or material communications. Despite any requirement set out in this Section 4.4, submissions, filings or other written communications with any Governmental Entity may be redacted as necessary before sharing with the other Party to address reasonable attorney-client or other privilege or confidentiality concerns, provided that a Party must provide external legal counsel to the other Party non-redacted versions of drafts or final submissions, filings or other written communications with any Governmental Entity on the basis that the redacted information will not be shared with its clients.

(4)	Without limiting any other provision of this Section 4.4, the Parties shall each use their respective reasonable best efforts: (i) to avoid the entry of, or to have vacated or terminated, any decree, Order, or judgement that would restrain, prevent, delay, unwind, declare void or unlawful, or otherwise temporarily or permanently prohibit the Closing and the transactions contemplated hereby, including without limitation defending through litigation on the merits any claim asserted in any Governmental Entity by any Person; and (ii) to avoid or eliminate each and every impediment under any antitrust, competition or trade regulation Law that may be asserted by any Governmental Entity with respect to the Closing and the transactions contemplated hereby. Despite anything to the contrary contained in this Section 4.4, the covenants of the Purchaser to use reasonable best efforts to obtain and maintain the Regulatory Approvals shall not require the Purchaser (A) to make or agree to any undertaking, agreement, remedy or action required to obtain and maintain any Regulatory Approval that would have a substantial negative financial impact on, or impose a substantial negative financial burden on, the Purchaser or its affiliates or the Company or its Subsidiaries or the value thereof, in each case relative to the Equity Value or (B) without limitation of sub-clause (A), to make or agree to any undertaking, agreement, remedy or action required to obtain and maintain any Regulatory Approval that is not a Key Regulatory Approval, unless the failure to do would result in the failure of the conditions set forth in Section 6.1(4) or Section 6.2(3) to be satisfied.

Section 4.5 Access to Information; Confidentiality

(1)	From the date hereof until the earlier of the Effective Time and the termination of this Agreement, subject to Law and the terms of any existing Contracts, the Company shall, and shall cause its Subsidiaries and their respective officers, directors, Company Employees, independent auditors, advisers and agents to, afford the Purchaser and its affiliates and to their respective officers, employees, agents and representatives (including the Financing Source Parties, potential lenders and potential investors and their respective representatives) such access as the Purchaser may reasonably require upon reasonable notice and during regular business hours of the Company, including for the purpose of facilitating post-closing business planning, to their officers, employees, agents, properties, books, records and Contracts, and shall make available to the Purchaser all data and information as the Purchaser may reasonably request, provided that such requests do not unreasonably interfere with the conduct of the Company’s business. Notwithstanding the foregoing, the Company may withhold (a) any document or information that is subject to the terms of a confidentiality agreement with a third party, (b) information that, if disclosed, would waive or be otherwise inconsistent with an attorney-client, litigation, or other privilege or could be expected to constitute a waiver of rights as to attorney work product or any such privilege, or (c) information relating to pricing or other matters that are highly sensitive, if the Company, based on the advice of its outside legal counsel, reasonably determines that the exchange of such documents (or portions thereof) or information is likely to result in competitive harm to the Company or violate applicable antitrust Law. If any material is withheld by the Company pursuant to the preceding sentence, the Company shall inform Purchaser as to the general nature of the material being withheld and, if such material is withheld on the basis of clause (c) of the preceding sentence, shall at Purchaser’s request provide such material to Purchaser’s outside antitrust counsel and financing counsel for the Purchaser and the Financing Source Parties. Without limiting the foregoing, and subject to the terms of any existing Contracts, the Company shall, upon the Purchaser’s request, facilitate discussions between the Purchaser and any third party from whom consent may be required.

(2)	Investigations made by or on behalf of the Purchaser, whether under this Section 4.5 or otherwise, will not waive, diminish the scope of, or otherwise affect any representation or warranty made by the Company in this Agreement.

Section 4.6 Financing

(1)

The Purchaser shall use its reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary to arrange and obtain the Financing described in the Financing Letters on the terms and conditions (including the flex provisions) described therein and shall not, without the consent of the Company, permit any amendment or modification to be made to, or any waiver of any provision or remedy under the Financing Letters, that imposes new or additional conditions, in each case that, would reasonably be expected to (I) reduce the aggregate amount of the Debt Financing (including by changing the amount of fees to be paid or original issue discount of the Debt Financing (except as set forth in any “flex” terms) unless the Equity Financing is increased by a corresponding amount or from alternative financing to the extent required or permitted pursuant to this Section 4.6), (II) prevent or materially delay the availability of the Financing or (III) make the funding of the Debt Financing (or satisfaction of the conditions to obtaining the Debt Financing) materially less likely to occur (it being understood and agreed that the Purchaser may amend the Debt Commitment Letter to add lenders, arrangers, bookrunners, agents, managers or similar entities that have not executed the Debt Commitment Letter as of the date of this Agreement). Without limiting the foregoing, the Purchaser shall use its reasonable best efforts (i) to maintain in effect the Financing Letters until the consummation of the transactions contemplated hereby, (ii) to negotiate and enter into definitive agreements with respect to the Debt Commitment Letter on the terms and conditions (including the flex provisions) contained in the Debt Commitment Letter (or on terms no less favorable to the Purchaser than the terms and conditions (including flex provisions) in the Debt Commitment Letter) and, for greater certainty, such terms shall not include conditions in favour of the Financing Source Parties in addition to those in the Debt Commitment Letter, (iii) to satisfy (or obtain waivers to) on a timely basis (taking into account the expected timing of the Marketing Period) all conditions applicable to the Purchaser to funding in the Debt Commitment Letter at the Closing that are within its control and in the Equity Commitment Letter and to consummate the Financing at or prior to the Closing and (iv) subject to the satisfaction or waiver of the conditions set forth in the Financing Letters (other than the condition in Section 6 of Schedule D to the Debt Commitment Letter to make the Equity Contribution (as defined in the Debt Commitment Letter) and the conditions that, by their terms, cannot be satisfied until the Effective Date), at the time when the Closing would have occurred but for the failure of the Financing to be funded, to seek to enforce its rights under the Financing Letters, including using its reasonable best efforts to cause the lenders and the other Persons committed to fund the Financing to fund the Financing (or such lesser amount as may be required to consummate the transactions contemplated hereby) at the Closing. Without limiting the generality of the foregoing, the Purchaser shall give the Company prompt notice (x) of any breach or default by any party to any of the Financing Letters and any definitive agreements with respect thereto of which the Purchaser becomes aware, (y) of the receipt of (A) any written notice or (B) other written communication, in each case from any Financing Source Party in the case of the Debt Commitment Letter or any of JLL Holdco, JLL Partners Fund VI, L.P., JLL Partners Fund V, L.P. and JLL Associates V (Patheon), L.P. in the case of the Equity Commitment Letter, with respect to any (1) actual or potential breach, default, termination or repudiation by any party to any of the Financing Letters and any definitive agreements with respect thereto or any material provisions of the Financing Letters and any definitive agreements with respect thereto or (2) dispute or disagreement between or among any parties to any of the Financing Letters with respect to the obligation to fund the Financing or the amount of the Financing to be funded at Closing, in each case which would make the funding of the Financing (or satisfaction of the conditions to obtaining the Financing) materially less likely to occur; provided, that in no event will the Purchaser be under any obligation to disclose any information that is subject to any applicable legal privileges (including the attorney-client privilege)). Upon the occurrence of any circumstance referred to in clause (x) or (y)(A) of the immediately preceding sentence which would make any portion of the Debt Financing unavailable, and such portion is reasonably required to fund the aggregate Share Consideration and all fees, expenses and other amounts contemplated to be paid by the

Purchaser pursuant to this Agreement, the Purchaser shall use its reasonable best efforts to arrange and obtain in replacement thereof alternative financing from alternative sources in an amount sufficient to consummate the transactions contemplated by this Agreement on terms and conditions not less favorable, and with financing sources reasonably acceptable, to the Purchaser than the terms set forth in the Debt Commitment Letter as promptly as reasonably practicable following the occurrence of such event. Notwithstanding anything to the contrary contained herein, in no event shall the Purchaser be required pursuant to this Agreement to agree to pay to the lenders providing the Debt Financing any additional fees or to increase any interest rates applicable to the Debt Financing, except as expressly required pursuant to the Debt Commitment Letter in existence as of the date hereof or in any fee letter referenced therein (including any market flex terms thereof) or related thereto and the Purchaser shall not be required to consummate the Debt Financing until the final day of the Marketing Period. The Purchaser shall furnish the Company with complete, correct and executed copies of the Debt Commitment Letter or any alternative financing agreement promptly upon their execution, and upon request will provide the Company with drafts of the Offering Documents (which drafts may omit any Description of Notes to be included therein) and the Required DPP Information forthwith following the receipt thereof by the Purchaser.

(2)

Prior to the Closing, the Company shall use its reasonable best efforts to provide to the Purchaser, and shall cause each of its Subsidiaries to use its reasonable best efforts to provide, and shall use its reasonable best efforts to cause its Representatives, including legal and accounting, to provide, all cooperation reasonably requested by the Purchaser in connection with arranging, obtaining and syndicating the Financing and to assist Purchaser in causing the conditions in the Financing Letters to be satisfied (provided that such request is made on reasonable notice), including (i) assisting with the preparation of Offering Documents and, upon receipt of the Required DPP Information, preparing the pro forma financial statements referred to in paragraphs 9 and 12 of Exhibit D of the Debt Commitment Letter, including, for the avoidance of doubt, the pro forma consolidated balance sheet and pro forma consolidated statements of income of the Parent Borrower (as defined in the Debt Commitment Letter) required under paragraph 9 thereof, (ii) preparing and furnishing to the Purchaser and the Financing Source Parties as promptly as practicable all Required Company Information relating to the Company and its Subsidiaries as may be reasonably requested by the Purchaser to assist in preparation of the Offering Documents, and any supplements thereto, (iii) having the Company designate members of senior management, with appropriate seniority and expertise, of the Company to participate in a reasonable number of presentations, road shows, due diligence sessions, drafting sessions, customary meetings and sessions with ratings agencies in connection with the Financing and reasonably cooperating with the marketing efforts, including direct contact between such senior management of the Company and its Subsidiaries and Financing Source Parties and potential lenders and investors in the Financing, (iv) assisting the Purchaser in obtaining any corporate credit and family ratings from any ratings agencies contemplated by the Debt Commitment Letter, including assisting the Purchaser and the Financing Source Parties in the preparation of materials for rating agency presentations, (v) obtaining customary accountant’s comfort letters (including customary negative assurances) and consents from the Company’s independent auditors for a U.S. offering of debt securities, which such auditors are prepared to issue at the time of pricing of such debt securities and the closing thereof upon completion of customary procedures, (vi) assisting in the preparation of, and, subject to the occurrence of the Closing, executing and delivering, definitive financing documents, including guarantee and collateral documents and other certificates and documents on terms and condition consistent with the Debt Commitment Letter as may be reasonably requested by the Purchaser, (vii) subject to any contractual agreement in effect as of the date hereof (except to the extent any pledge prohibition in such contractual agreement is unenforceable after giving effect to the applicable provisions of Article 9 of the Uniform Commercial Code of New York), facilitating the pledging of collateral for the Financing (including the delivery of original share certificates, together with share powers executed in blank, with respect to the Company and each of its Subsidiaries), including taking reasonable actions necessary to permit the Financing Source Parties to evaluate the Company’s and its Subsidiaries’ assets for the purpose of establishing collateral arrangements (including cooperation in connection with the payoff of existing Financial Indebtedness and the release of related Liens), (viii) assisting the Financing Source Parties in benefiting from the existing lending relationships of the Company and its Subsidiaries, (ix) cooperating with the Purchaser to the extent within the control of the Company and its Subsidiaries, and taking all organizational actions, subject to the occurrence of the Effective Date, reasonably requested by the Purchaser to permit the consummation of the Financing, (x) executing and delivering any certificate and documents as may be reasonably requested by Purchaser (including a certificate of the chief financial officer of the Company (who is or will be such officer as of the Effective Time (with respect to solvency matters in the form set forth in Annex I to Exhibit D of the Debt Commitment Letter as of the Closing, on a pro forma basis); (xi) obtaining surveys, to the extent available, and obtain title insurance at the expense of and as reasonably requested by the Purchaser on behalf of the Financing Source Parties; (xii) subject to Section 4.5(1), taking all actions reasonably requested by the Purchaser and necessary to (A) permit the prospective lenders involved in the Debt Financing to evaluate the Company’s inventory, current assets, cash management and accounting systems, policies and procedures relating thereto for the purpose of establishing collateral arrangements (including conducting the commercial finance examination and inventory, equipment and real property appraisals as may be contemplated by the Debt Commitment Letter within the time frame described therein) and (B) establish bank and other accounts and blocked account and control agreements in connection with the foregoing, (xiii) cooperating with the Financing Source Parties’ requests for due diligence to the extent customary and reasonable, (xiv) obtaining customary authorization letters with respect to the bank information memoranda from a senior officer of the Company and requesting consents of accountants for use of their reports in any materials reasonably relating to the Debt Financing, and (xv) at least four Business Days prior to the Effective Date, providing all documentation and other information about the Company and each of its Subsidiaries as is reasonably requested in writing by the Purchaser at least eight Business Days prior to the Effective Date in connection with the Debt Financing that relates to applicable “know your customer” and anti-money laundering rules and regulations including without limitation the USA PATRIOT Act; provided, however, in each case, that (A) neither the Company nor any of its Subsidiaries shall be required to commit to take any action that is not contingent upon the Closing (including the entry into any agreement) or that would be effective prior to the Effective Date, (B) none of the Company or any of its Subsidiaries shall be required to take any action that would subject it to any cost or expense or to pay any commitment or other similar fee or make any other payment (other than to the extent the Purchaser agrees to promptly reimburse such amounts) or incur any other liability or provide or agree to provide any indemnity in connection with the Financing that is not subject to the occurrence of the Effective Date, (C) none of the boards of directors (or equivalent bodies) of the Company or any of its Subsidiaries shall be required to enter into any resolutions or take similar action approving the Financing (except that concurrently with the Closing, the boards (or their equivalent bodies) of the Company and Subsidiaries of the Company may sign resolutions or take similar actions that do not become effective until the Effective Date), and (D) the Company shall not be required to take any action or do anything that would contravene any Law, contravene any material Contract of the Company or any Subsidiary or be reasonably likely to prevent or materially delay the satisfaction of any condition set forth in Article 6 of this Agreement. The Company hereby consents to the use of the Company’s logos in connection with the Financing in a form and manner mutually agreed with the Company; provided, however, that such logos are used solely in a manner that is not intended, or reasonably likely, to harm or disparage the Company or any of its Subsidiaries or the reputation or goodwill of the Company or any of its Subsidiaries. The Company and its Subsidiaries shall use their reasonable best efforts to periodically update any Required Company Information provided to Purchaser as may be reasonably necessary so that such Required Company Information (i) meets the condition set forth in the first proviso in the definition of “Marketing Period”, (ii) meets the applicable requirements set forth in the definition of “Required Company Information”, and (iii) would not, after giving effect to such update(s), result in the Marketing Period to cease to be deemed to have commenced. The Purchaser agrees to indemnify the Company, its Subsidiaries and their respective Representatives from and against any and all liabilities, losses, damages, claims, costs, expenses, interest, awards, judgements and penalties collectively, “Losses”) suffered or incurred by any of them in connection with any Financing or potential Financing by the Purchaser (other than with respect to any Losses arising out of any information provided by the Company and relating to the Company and its Subsidiaries or resulting from any fraud, gross negligence or willful misconduct by the Company).

(3)	In addition, prior to the Closing, the Company shall use its reasonable best efforts to, and shall cause its Subsidiaries to use their reasonable best efforts to, negotiate a payoff letter from the agent under the Existing Credit Agreement (as defined in the Debt Commitment Letter), in the agent’s customary form, and which payoff letter shall (i) indicate the total amount required to be paid to fully satisfy all principal, interest, prepayment premiums, penalties, breakage costs or similar obligations related to the Existing Credit Agreement as of the Effective Date (the “Debt Payoff Amount”), and (ii) state that all Liens in connection therewith relating to the assets of the Company or its Subsidiaries shall, upon payment of the Debt Payoff Amount on or before the time for payment of the Debt Payoff Amount on the Effective Date, be released. The Company shall use its reasonable best efforts to, and shall cause its Subsidiaries to use their reasonable best efforts to, deliver all notices and take all other actions reasonably requested by the Purchaser to facilitate the termination of any commitments under the Existing Credit Agreement, the repayment in full of all obligations then outstanding thereunder (using funds provided by the Purchaser) and the release of all Liens in connection therewith on the Effective Date or as soon as reasonably practicable thereafter (such termination, repayment and release, the “Credit Agreement Termination”); provided, that in no event shall this Section 4.6 require the Company or any of its Subsidiaries to cause such Credit Agreement Termination unless the Closing shall have occurred and Purchaser shall have provided to the Company funds to pay in full the Debt Payoff Amount.

Section 4.7 Public Communications

The Company and the Purchaser shall agree on the text of joint press releases by which the Company and the Purchaser will announce (i) the execution of this Agreement and (ii) the completion of the Arrangement. The Parties shall each reasonably cooperate with the others in the preparation of presentations, if any, to Shareholders or other Persons regarding the Arrangement. A Party must not issue any press release or make any other public statement or disclosure with respect to this Agreement or the Arrangement without the consent of the other Party (which consent shall not be unreasonably withheld, delayed or conditioned), and the Company must not make any filing with any Governmental Entity with respect to this Agreement or the Arrangement without the consent of the Purchaser (which consent shall not be unreasonably withheld, delayed or conditioned); provided however that the foregoing shall be subject to a Party’s overriding obligation to make any disclosure or filing required by Laws and in such circumstances shall use its reasonable best efforts to give the other Parties prior oral or written notice and a reasonable opportunity to review or comment on the disclosure or filing (other than with respect to confidential information contained in such disclosure), and if such prior notice is not possible, shall give such notice immediately following the making of such disclosure. The Party making such disclosure shall give reasonable consideration to any comments made by the other Party or its counsel. Notwithstanding the foregoing, the Purchaser may disclose such information as is necessary or desirable to its affiliates and its direct or indirect, limited partners and co-investors and to (i) the Commitment Parties (as such term is defined in the Debt Commitment Letter), lead arrangers, book running managers, agents, lenders, prospective lenders or participants or prospective participants and to any direct or indirect contractual counterparty to any swap or derivative transaction relating to the Financing and (ii) to Moody’s and S&P, in connection with obtaining ratings.

Section 4.8 Notice and Cure Provisions

(1)	Each Party shall promptly notify the other Party of the occurrence, or failure to occur, of any event or state of facts which occurrence or failure would, or would be reasonably likely to:

(a)	cause any of the representations or warranties of such Party contained in this Agreement to be untrue or inaccurate in any respect at any time from the date of this Agreement to the Effective Time; or

(b)	result in the failure to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by such Party under this Agreement.

(2)	Notification provided under this Section 4.8 will not affect the representations, warranties, covenants, agreements or obligations of the Parties (or remedies with respect thereto) or the conditions to the obligations of the Parties under this Agreement.

(3)	The Purchaser may not elect to exercise its right to terminate this Agreement pursuant to Section 7.2(1)(d)(i) and the Company may not elect to exercise its right to terminate this Agreement pursuant to Section 7.2(1)(c)(i), unless the Party seeking to terminate this Agreement (the “Terminating Party”) has delivered a written notice (“Termination Notice”) to the other Party (the “Breaching Party”) specifying in reasonable detail all breaches of covenants, representations and warranties or other matters which the Terminating Party asserts as the basis for termination. After delivering a Termination Notice, provided the Breaching Party is proceeding diligently to cure such matter and such matter is capable of being cured prior to the Outside Date, the Terminating Party may not exercise such termination right until the earlier of (a) five Business Days prior to the Outside Date, and (b) the date that is 30 days following receipt of such Termination Notice by the Breaching Party, if such matter has not been cured by such date. If the Terminating Party delivers a Termination Notice less than 30 days prior to the date of the Company Meeting, unless the Parties agree otherwise, the Company shall postpone or adjourn the Company Meeting to the earlier of (a) five Business Days prior to the Outside Date and (b) the date that is 30 days following receipt of such Termination Notice by the Breaching Party.

Section 4.9 Insurance and Indemnification

(1)	Prior to the Effective Date, the Company shall purchase customary “tail” policies of directors’ and officers’ liability insurance with a term of not less than six years providing protection no less favourable in the aggregate than the protection provided by the policies maintained by the Company which are in effect immediately prior to the Effective Date and providing protection in respect of claims arising from facts or events which occurred on or prior to the Effective Date; provided that the Purchaser will not be required to pay any amounts in respect of such coverage prior to the Effective Time and provided further that the cost of such policies shall not exceed 300% of the Company’s current annual aggregate premium for policies currently maintained by the Company (which the Company represents and warrants is $373,685).

(2)	The Company shall, and shall cause each of its Subsidiaries to, honour all rights to indemnification or exculpation now existing in favour of present and former employees, officers, managers and directors of the Company and its Subsidiaries, and such rights shall survive the completion of the Plan of Arrangement and shall continue in full force and effect in accordance with their terms. The provisions of this Section 4.9 shall be binding, jointly and severally, on all successors of the Company.

(3)	If the Company or, following the Effective Time, the Purchaser or any of their successors or assigns shall (a) amalgamate, consolidate with or merge or wind-up into any other Person and, if applicable, shall not be the continuing or surviving corporation or entity; or (b) transfer all or substantially all of its properties and assets to any Person or Persons, then, and in each such case, proper provisions shall be made so that the successors, assigns and transferees of the Company or the Purchaser, as the case may be, shall assume all of the obligations set forth in this Section 4.9.

(4)	The provisions of this Section 4.9 shall survive the consummation of the transactions contemplated by this Agreement and are intended for the benefit of, and shall be enforceable by, present and former employees, officers, managers and directors of the Company and its Subsidiaries, their respective heirs, executors, administrators and personal representatives and shall be binding on the Company and its Subsidiaries and their respective successors and assigns.

Section 4.10 Pre-Acquisition Reorganization

(1)	Subject to Section 4.10(2), upon request of the Purchaser, the Company shall use commercially reasonable efforts to: (i) perform such reorganizations of its corporate structure, capital structure, business, operations and assets or such other transactions as the Purchaser may request, acting reasonably (each a “Pre-Acquisition Reorganization”); and (ii) cooperate with the Purchaser and its advisors to determine the nature of the Pre-Acquisition Reorganizations that might be undertaken and the manner in which they would most effectively be undertaken.

(2)	The Company will not be obligated to participate in any Pre-Acquisition Reorganization under Section 4.10(1) unless such Pre-Acquisition Reorganization:

(a)	can be completed immediately prior to the Effective Date;

(b)	is not prejudicial to the Company in any material respect or to the Company Securityholders and will not result in any Tax or other consequences to any Company Securityholder incrementally greater than the Taxes or other consequences to such party in connection with the consummation of the Arrangement in the absence of any Pre-Acquisition Reorganization;

(c)	does not impair the ability of the Company to consummate, and will not delay the consummation of, the Arrangement;

(d)	does not impact the value and form of the Share Consideration or other consideration to be paid to the Company Securityholders under the Arrangement;

(e)	does not require the Company to obtain approval of the Shareholders (other than in respect of the Arrangement Resolution at the Company Meeting);

(f)	does not adversely affect the financial condition, assets, operating results or Solvency, or unreasonably interfere with the operations, of the Company or any of its Subsidiaries, prior to or as at the Effective Time; and

(g)	does not require the Company or any of its Subsidiaries to contravene any Law, its respective organizational documents or any Contract of the Company or its Subsidiaries.

(3)	Furthermore, any Pre-Acquisition Reorganization will not be considered in determining whether (i) a representation or warranty of the Company under this Agreement has been breached (including whether any Pre-Acquisition Reorganization requires the consent of any third party under a Contract) or (ii) any covenant of the Company (other than this Section 4.10) has been complied with.

(4)	The Purchaser shall provide written notice to the Company of any proposed Pre-Acquisition Reorganization not less than five Business Days after the commencement of the Marketing Period. Upon receipt of such notice, the Company and the Purchaser shall work cooperatively and use their commercially reasonable efforts to prepare prior to the Effective Time all documentation necessary and do such other acts and things as are necessary to give effect to such Pre-Acquisition Reorganization, including any amendment to this Agreement or the Plan of Arrangement and shall seek to have any such Pre-Acquisition Reorganization made effective as of the Business Day (and, to the extent practicable, as of the last moment of such Business Day) ending immediately prior to the Effective Date (but after the Purchaser has waived or confirmed in writing that all of the conditions set out in Section 6.1 and Section 6.2 have been satisfied and that it is prepared to promptly and without condition proceed with the Arrangement).

(5)	The Purchaser shall be responsible for all costs and expenses associated with any Pre-Acquisition Reorganization to be carried out at its request and shall indemnify and save harmless the Company and its affiliates (other than the Purchaser Parties) from and against any and all liabilities, losses, damages, claims, costs, expenses, interest awards, judgements and penalties suffered or incurred by any of them in connection with or as a result of any such Pre-Acquisition Reorganization or the unwinding of any such Pre-Acquisition Reorganization.

Section 4.11 Scheduled Reorganization

The Company shall use reasonable best efforts to perform the Scheduled Reorganization. The Scheduled Reorganization will not be considered in determining whether (i) a representation or warranty of the Company under this Agreement has been breached (including whether the Scheduled Reorganization requires the consent of any third party under a Contract), (ii) any covenant of the Company (other than this Section 4.11) has been complied with or (iii) a Material Adverse Effect has occurred.

ARTICLE 5

ADDITIONAL COVENANTS REGARDING NON-SOLICITATION

Section 5.1 Non-Solicitation

(1)	Except as expressly provided in this Article 5, the Company and its Subsidiaries shall not, directly or indirectly, through any of their respective Representatives, or otherwise, and shall not permit any such Person to:

(a)	solicit, assist, initiate, knowingly encourage or otherwise facilitate (including by way of furnishing or providing copies of, access to, or disclosure of, any confidential information, properties, facilities, books or records of the Company or any of its Subsidiaries or entering into any form of agreement, arrangement or understanding) any inquiry, proposal or offer that constitutes an Acquisition Proposal;

(b)	enter into or otherwise engage or participate in any discussions or negotiations with any Person (other than any Purchaser Party or Purchaser Party Representative) regarding any inquiry, proposal or offer that constitutes or could reasonably be expected to constitute an Acquisition Proposal, provided that, the Company may (i) communicate with any Person for the purposes of clarifying the terms of any inquiry, proposal or offer made by such Person that constitutes or could reasonably be expected to constitute or lead to, an Acquisition Proposal; (ii) advise any Person of the restrictions of this Agreement; and (iii) advise any Person making an Acquisition Proposal that the Board has determined that such Acquisition Proposal does not constitute a Superior Proposal, in each case, if, in so doing, no other information is communicated to such Person;

(c)	withdraw, amend, modify or qualify, or publicly propose or state an intention to withdraw, amend, modify or qualify, in each case in a manner adverse to the Purchaser, the Board Recommendation;

(d)	accept, approve, endorse or recommend, or publicly propose to accept, approve, endorse or recommend any Acquisition Proposal, or take no position or remain neutral with respect to, any public Acquisition Proposal (it being understood that publicly taking no position or a neutral position with respect to a publicly announced, or otherwise publicly disclosed, Acquisition Proposal for a period of no more than 10 days following such public announcement or public disclosure will not be considered to be in violation of this Section 5.1 provided the Board has rejected such Acquisition Proposal and affirmed the Board Recommendation before the end of such 10-day period (or in the event that the Company Meeting is scheduled to occur within such 10-day period, prior to the second Business Day prior to the date of the Company Meeting)); or

(e)	accept, approve, endorse, recommend or execute or enter into (other than a confidentiality and standstill agreement permitted by and in accordance with Section 5.3) or publicly propose to accept, approve, endorse, recommend or execute or enter into any agreement, letter of intent, understanding or arrangement relating to an Acquisition Proposal.

(2)	The Company shall, and shall cause its Subsidiaries and its Representatives to, immediately cease and terminate, and cause to be terminated, any solicitation, encouragement, discussion, negotiation, or other activities commenced prior to the date of this Agreement with any Person (other than any Purchaser Party or Purchaser Party Representative) with respect to any Acquisition Proposal, and in connection therewith, the Company will:

(a)	immediately discontinue access to and disclosure of any data room and any confidential information, properties, facilities, books and records of the Company or of any of its Subsidiaries that is provided to any Person outside of the Ordinary Course; and

(b)

within two Business Days request, and exercise all rights it has to require (i) the return or destruction of all copies of any confidential information regarding the Company or any of its Subsidiaries provided to any Person other than any Purchaser Party or Purchaser Party Representative, and (ii) the destruction of all material including or incorporating or otherwise reflecting such confidential information regarding the Company or any of its Subsidiaries, using its commercially reasonable efforts to ensure that such requests are fully complied with in accordance with the terms of such rights or entitlements.

(3)	The Company represents and warrants that within the last three years the Company has not waived any confidentiality, standstill or similar agreement or restriction relating to a potential Acquisition Proposal to which the Company or any of its Subsidiaries is a party, and further covenants and agrees that (i) the Company shall take all necessary action to enforce each confidentiality, standstill, non-disclosure, non-solicitation, use, business purpose or similar agreement, restriction or covenant relating to a potential Acquisition Proposal to which the Company or any of its Subsidiaries is a party, and (ii) neither the Company, nor any of its Subsidiaries or any of their respective Representatives have or will, unless the Board (after consultation with outside legal counsel) believes in good faith that the failure to do so would be inconsistent with its fiduciary duties under Law, release any Person from, or waive, amend, suspend or otherwise modify such Person’s obligations respecting the Company, or any of its Subsidiaries, under any confidentiality, standstill, non-disclosure, non-solicitation, use, business purpose or similar agreement, restriction or covenant relating to a potential Acquisition Proposal to which the Company or any of its Subsidiaries is a party (it being acknowledged by the Purchaser that the automatic termination or release of any standstill restrictions of any such agreements as a result of entering into and announcing this Agreement shall not be a violation of this Section 5.1(3)).

Section 5.2 Notification of Acquisition Proposals

If the Company or any of its Subsidiaries or any of their respective Representatives, receives or otherwise becomes aware of any inquiry, proposal or offer that constitutes an Acquisition Proposal, the Company shall immediately notify the Purchaser, at first orally, and then promptly and in any event within 24 hours in writing, of such Acquisition Proposal, including the identity of all Persons making the Acquisition Proposal, and shall provide the Purchaser with copies of all written documents, correspondence or other material received by the Company, its Subsidiaries or Representatives in respect of, from or on behalf of any such Person in connection therewith and if not in writing or electronic form, a description of the material terms of such correspondence sent or communicated to the Company by or on behalf of any Person making any such Acquisition Proposal. The Company shall keep the Purchaser informed on a current basis of the status of developments and (to the extent permitted by Section 5.3) negotiations with respect to any Acquisition Proposal, including any material changes, modifications or other amendments to any such Acquisition Proposal, and shall provide to the Purchaser copies of all material or substantive correspondence if in writing or electronic form, and if not in writing or electronic form, a description of the material terms of such correspondence sent or communicated to the Company by or on behalf of any Person making any such Acquisition Proposal.

Section 5.3 Responding to an Acquisition Proposal

(1)	Notwithstanding Section 5.1, if at any time prior to obtaining the Required Approval, the Company receives a written Acquisition Proposal, the Company may engage in or participate in discussions or negotiations with such Person regarding such Acquisition Proposal, and may provide copies of, access to or disclosure of information, properties, facilities, books or records of the Company or its Subsidiaries, if and only if:

(a)	the Board first determines in good faith, after consultation with its financial advisors and its outside legal counsel, that such Acquisition Proposal constitutes or could reasonably be expected to constitute or lead to a Superior Proposal;

(b)	the Company has otherwise been and continues to be in compliance with its obligations under Section 5.1 and 5.2;

(c)

prior to providing any such copies, access, or disclosure, the Company enters into a confidentiality and standstill agreement with such Person on terms and conditions no less onerous or more beneficial to such Person than those applicable to the Purchaser in the confidentiality and standstill agreement dated October 6, 2006 between JLL Partners Fund V, L.P. and the Company, which, for the avoidance of doubt, shall include a twelve month “standstill” period, which period shall not terminate due to the announcement, approval or entry into this Agreement or any amendment of this Agreement or due to any action contemplated by this Agreement or any amendment of this Agreement “, and which, for greater certainty, would not prohibit the Person making such Acquisition Proposal from proposing a Superior Proposal in accordance with the terms of such confidentiality and standstill agreement; and

(d)	the Company promptly provides the Purchaser with:

(i)	prior written notice stating the Company’s intention to participate in such discussions or negotiations and to provide such copies, access or disclosure;

(ii)	prior to providing any such copies, access or disclosure, a true, complete and final executed copy of the confidentiality and standstill agreement referred to in Section 5.3(1)(c); and

(iii)	any non-public information concerning the Company and its Subsidiaries provided to such other Person which was not previously provided to the Purchaser.

(2)	The Parties acknowledge that the furnishing of certain competitively sensitive information to competitors of the Company would be materially prejudicial to the Company and its business and, accordingly, no such information shall be disclosed to any Person that the Board, acting reasonably, determines to be a competitor of the Company in some material respect under Section 5.3(1) in circumstances where it would be reasonable to conclude that such disclosure would be materially prejudicial to the Company and its business until the termination of this Agreement in accordance with its terms. Notwithstanding the foregoing, such information may be disclosed under Section 5.3(1) on a confidential basis to external advisors and experts retained by any such competitor of the Company, who enter into agreements reasonably satisfactory to the Company, that such information will not be provided or communicated to the competitor, its officers, directors or other Representatives.

(3)	Nothing contained in this Agreement shall prohibit the Board from making any disclosure to Shareholders with respect to an Acquisition Proposal prior to the Effective Time if, in the good faith judgement of the Board, after consultation with outside legal counsel, such disclosure is required by applicable Securities Laws (including responding to an Acquisition Proposal under a directors’ circular) or from calling and holding a meeting of Shareholders requisitioned by Shareholders, or any of them, prior to the Effective Date if required by Law.

Section 5.4 Right to Match

(1)	If the Company receives an Acquisition Proposal that constitutes a Superior Proposal prior to obtaining the Required Approval, the Board may, subject to compliance with Article 7 and Section 8.2, withdraw, amend, modify or qualify, or publicly propose or state an intention to withdraw, amend, modify or qualify, the Board Recommendation (an “Adverse Recommendation”) and/or authorize the Company to enter into a definitive agreement with respect to such Superior Proposal, if and only if:

(a)	the Person making the Superior Proposal was not restricted from making such Superior Proposal pursuant to an existing confidentiality, standstill, non-disclosure, use, business purpose or similar restriction, which has not been waived pursuant to Section 5.1(3);

(b)	the Company has been, and continues to be, in compliance with its obligations under this Article 5;

(c)	the Company has delivered to the Purchaser a written notice (a “Superior Proposal Notice”) of the determination of the Board that such Acquisition Proposal constitutes a Superior Proposal and of the intention of the Board to effect an Adverse Recommendation and/or terminate this Agreement and authorize the Company to enter into such definitive agreement with respect to such Superior Proposal;

(d)	the Company has provided the Purchaser a copy of the proposed definitive agreement for the Superior Proposal and all supporting materials, including any financing documents, supplied to the Company in connection therewith by the Person making the Superior Proposal or its Representatives;

(e)	at least five Business Days (the “Matching Period”) have elapsed from the date that is the later of the date on which the Purchaser received the Superior Proposal Notice and the date on which the Purchaser received all of the materials set forth in Section 5.4(1)(d);

(f)	during any Matching Period, the Purchaser has had the opportunity (but not the obligation), in accordance with Section 5.4(2), to offer to amend this Agreement and the Arrangement in order for such Acquisition Proposal to cease to be a Superior Proposal;

(g)	after the Matching Period, the Board (i) has determined in good faith, after consultation with its outside legal counsel and financial advisors, that such Acquisition Proposal continues to constitute a Superior Proposal (if applicable, compared to the terms of the Arrangement as proposed to be amended by the Purchaser under Section 5.4(2)) and (ii) has determined in good faith, after consultation with its outside legal counsel, that the failure of the Board to authorize the Company to effect an Adverse Recommendation and/or terminate this Agreement and enter into a definitive agreement with respect to such Superior Proposal would be inconsistent with its fiduciary duties under Law; and

(h)	prior to or concurrent with the entering into of such definitive agreement, the Company terminates this Agreement pursuant to Section 7.2(1)(c)(ii) and pays the Termination Payment pursuant to Section 8.2.

(2)	During the Matching Period, or such longer period as the Company may approve for such purpose, (a) the Board shall review any offer made by the Purchaser under Section 5.4(1)(f) to amend the terms of this Agreement and the Arrangement in good faith in order to determine whether such proposal would, upon acceptance, result in the Acquisition Proposal previously constituting a Superior Proposal ceasing to be a Superior Proposal and (b) if the Board determines that such Acquisition Proposal would be expected to cease to be a Superior Proposal as a consequence of acceptance of such offer, the Company shall, negotiate in good faith with the Purchaser to make such amendments to the terms of this Agreement and the Arrangement as would enable the Purchaser to proceed with the transactions contemplated by this Agreement on such amended terms. If the Board determines that such Acquisition Proposal would cease to be a Superior Proposal, the Company shall promptly so advise the Purchaser and the Company and the Purchaser shall execute and deliver an amendment to this Agreement negotiated in accordance with the preceding sentence to reflect such offer made by the Purchaser, and shall take and cause to be taken all such actions as are necessary to give effect to the foregoing.

(3)	Each successive amendment or modification to any Acquisition Proposal that results in an increase in, or modification of, the consideration (or value of such consideration) to be received by the Shareholders or other material terms or conditions thereof shall constitute a new Acquisition Proposal for the purposes of this Section 5.4, and the Purchaser shall be afforded a new five Business Day Matching Period from the later of the date on which the Purchaser received the Superior Proposal Notice and the date on which the Purchaser received all of the materials set forth in Section 5.4(1)(d) with respect to the new Superior Proposal from the Company.

(4)	The Board shall promptly reaffirm the Board Recommendation by press release from time to time at the reasonable request of the Purchaser and after any Acquisition Proposal that is publicly announced is determined by the Board not to be a Superior Proposal or the Board determines that a proposed amendment to the terms of this Agreement as contemplated under Section 5.4(2) would result in such Acquisition Proposal no longer being a Superior Proposal. The Company shall provide the Purchaser and its outside legal counsel with a reasonable opportunity to review the form and content of any such press release and shall make all reasonable amendments to such press release as requested by the Purchaser and its counsel.

(5)	If the Company provides a Superior Proposal Notice to the Purchaser after a date that is less than 10 Business Days before the Company Meeting, the Company shall either proceed with or shall adjourn or postpone the Company Meeting to a date that is not more than 10 Business Days after the scheduled date of the Company Meeting.

(6)

The Company shall advise its Subsidiaries and their respective Representatives of the prohibitions set out in this Article 5 and any violation of the restrictions set forth in this Article 5 by the Company, its Subsidiaries or their respective Representatives is deemed to be a breach of this Article 5 by the Company. Furthermore, the Company shall be responsible for any breach of this Article 5 by it, its Subsidiaries and their respective Representatives excluding any Purchaser Party Representative.

ARTICLE 6

CONDITIONS

Section 6.1 Mutual Conditions Precedent

The Parties are not required to complete the Arrangement unless each of the following conditions is satisfied on or as of the Effective Time, which conditions may only be waived, in whole or in part, by the mutual consent of each of the Parties:

(1)	Arrangement Resolution. The Arrangement Resolution has been approved and adopted by the Shareholders at the Company Meeting in accordance with the Interim Order.

(2)	Interim and Final Order. The Interim Order and the Final Order have each been obtained on terms consistent with this Agreement, and have not been set aside or modified in a manner unacceptable to either the Company or the Purchaser, each acting reasonably, on appeal or otherwise.

(3)	Key Regulatory Approvals. Each of the Key Regulatory Approvals has been made, given or obtained, and each such Key Regulatory Approval is in force and has not been modified.

(4)	Illegality. No Law is in effect that makes the consummation of the Arrangement illegal or otherwise prohibits or enjoins the Company or the Purchaser from consummating the Arrangement.

(5)	Articles of Arrangement. The Articles of Arrangement to be filed with the Director under the CBCA in accordance with the Arrangement shall be in a form and content satisfactory to the Company and the Purchaser, each acting reasonably.

Section 6.2 Additional Conditions Precedent to the Obligations of the Purchaser

The Purchaser is not required to complete the Arrangement unless each of the following conditions is satisfied on or as of the Effective Time, which conditions are for the exclusive benefit of the Purchaser and may only be waived, in whole or in part, by the Purchaser in its sole discretion:

(1)	Representations and Warranties. The representations and warranties of the Company set forth in paragraphs (1) [Organization and Qualification], (2) [Corporate Authorization], (3) [Execution and Binding Obligation], (6) [Capitalization], (15) [Solvency] and (16)(a) [No Pending Bankruptcy] of Schedule C are true and correct as of the Effective Time, in all respects (other than such failures of the representations and warranties in paragraph (6) [Capitalization] to be true and correct that would have no more than a de minimis impact on the aggregate of the Share Consideration, Option Consideration and DSU Consideration payable pursuant to this Agreement or the Arrangement) and all other representations and warranties of the Company are true and correct as of the Effective Time, in all respects, except to the extent that the failure or failures of such representations and warranties to be so true and correct in all respects, individually or in the aggregate, would not result in a Material Adverse Effect (and, for this purpose, any reference to “material”, “Material Adverse Effect” or other concepts of materiality in such representations and warranties shall be ignored), in each case except for representations and warranties made as of a specified date, the accuracy of which shall be determined as of such specified date, and the Company has delivered a certificate confirming same to the Purchaser, executed by two senior officers of the Company (in each case without personal liability) addressed to the Purchaser and dated the Effective Date.

(2)

Performance of Covenants. The Company has fulfilled or complied in all material respects with each of the covenants of the Company contained in this Agreement to be fulfilled or complied with by it on or prior to the Effective Time, and the Company has delivered a certificate confirming same to the Purchaser, executed by two senior officers of the Company (in each case without personal liability) addressed to the Purchaser and dated the Effective Date.

(3)	No Legal Action. There is no action or proceeding (i) by a Governmental Entity pending or threatened, or (ii) by any Person other than a Governmental Entity pending that would reasonably be expected to result in any of the consequences set forth in clauses (i) through (vi) below, in each case to: (i) cease trade, enjoin, prohibit or materially limit the Purchaser’s or any of its Subsidiaries’ ability to acquire, hold, or exercise full rights of ownership over, any Restricted Voting Shares, including the right to vote the Restricted Voting Shares; (ii) prohibit or materially restrict the ownership or operation by the Purchaser or any of its Subsidiaries (determined after giving effect to the consummation of the transactions contemplated by this Agreement and the Contribution Agreement) of the business or assets of the Company and its Subsidiaries (determined after giving effect to the consummation of the transactions contemplated by this Agreement and the Contribution Agreement) taken as a whole; (iii) require the Purchaser or any of its Subsidiaries (determined after giving effect to the consummation of the transactions contemplated by this Agreement and the Contribution Agreement) to conduct its businesses in a specified manner as a result of the Arrangement that would materially restrict the operation of such businesses (taken as a whole) relative to their operation as of the date hereof; (iv) compel the Purchaser or any of its Subsidiaries (determined after giving effect to the consummation of the transactions contemplated by this Agreement and the Contribution Agreement) to dispose of or hold separate any material portion of its business or assets; (v) require DSM or its affiliates (other than Purchaser or its Subsidiaries (determined after giving effect to the consummation of the transactions contemplated by this Agreement and the Contribution Agreement)) to take any action or refrain from taking any action with respect to any of their businesses (other than the business of the Purchaser and its Subsidiaries (determined after giving effect to the consummation of the transactions contemplated by this Agreement and the Contribution Agreement); or (vi) prevent or materially delay the consummation of the Arrangement, or if the Arrangement is consummated, have a Material Adverse Effect, and excluding, in each case, any Regulatory Approval that has been received or the terms thereof.

(4)	Dissent Rights. Dissent Rights have not been exercised (and not withdrawn or forfeited) with respect to more than ten percent of the issued and outstanding Restricted Voting Shares, excluding any exercise of Dissent Rights by any of the Purchaser Parties or by the directors and officers of the Company who have entered into the Voting Agreements.

(5)	Material Adverse Effect. There shall not have been or occurred a Material Adverse Effect.

Section 6.3 Additional Conditions Precedent to the Obligations of the Company

The Company is not required to complete the Arrangement unless each of the following conditions is satisfied on or as of the Effective Time, which conditions are for the exclusive benefit of the Company and may only be waived, in whole or in part, by the Company in its sole discretion:

(1)	Representations and Warranties. The representations and warranties of the Purchaser which are qualified by references to materiality are true and correct as of the Effective Time, in all respects, and all other representations and warranties of the Purchaser are true and correct as of the Effective Time, in all material respects, in each case except for representations and warranties made as of a specified date, the accuracy of which shall be determined as of such specified date, except where the failure of such representations and warranties to be true and correct, individually or in the aggregate, would not prevent or materially delay the completion of the Arrangement, and the Purchaser has delivered a certificate confirming same to the Company, executed by two senior officers of the Purchaser (in each case without personal liability) addressed to the Company and dated the Effective Date.

(2)

Performance of Covenants. The Purchaser has fulfilled or complied (i) in all material respects with each of the covenants of the Purchaser contained in this Agreement (other than Section 2.9) to be fulfilled or complied with by it on or prior to the Effective Time, and (ii) in the case of each of the covenants in Section 2.9, in all respects, and the Purchaser has delivered a certificate confirming same to the Company, executed by two senior officers of the Purchaser (in each case without personal liability) addressed to the Company and dated the Effective Date.

Section 6.4 Satisfaction of Conditions

The conditions precedent set out in Section 6.1, Section 6.2 and Section 6.3 will be conclusively deemed to have been satisfied, waived or released when the Certificate of Arrangement is issued by the Director.

ARTICLE 7

TERM AND TERMINATION

Section 7.1 Term

This Agreement shall be effective from the date hereof until the termination of this Agreement in accordance with its terms.

Section 7.2 Termination

(1)	This Agreement may be terminated prior to the Effective Time by:

(a)	the mutual written agreement of the Parties; or

(b)	either the Company or the Purchaser if:

(i)	the Arrangement Resolution is not approved by the Shareholders at the Company Meeting in accordance with the Interim Order, provided that a Party may not terminate this Agreement pursuant to this Section 7.2(1)(b)(i) if the failure of the Arrangement Resolution to have been approved by the Shareholders at the Company Meeting in accordance with the Interim Order has been caused by, or is a result of, a breach by such Party of any of its representations or warranties or the failure of such Party to perform any of its covenants or agreements under this Agreement;

(ii)	after the date of this Agreement, any Law is enacted, made, enforced or amended, as applicable, that makes the consummation of the Arrangement illegal or otherwise permanently prohibits or enjoins the Company or the Purchaser from consummating the Arrangement, and such Law has, if applicable, become final and non-appealable, provided the Party seeking to terminate this Agreement pursuant to this Section 7.2(1)(b)(ii) has used its commercially reasonable efforts to, as applicable, appeal such Law (provided such Law is an Order, injunction, judgement, decree or ruling) or otherwise have it lifted or rendered non-applicable in respect of the Arrangement; or

(iii)	the Effective Time does not occur on or prior to the Outside Date, provided that a Party may not terminate this Agreement pursuant to this Section 7.2(1)(b)(iii) if the failure of the Effective Time to so occur has been caused by, or is a result of, a breach by such Party of any of its representations or warranties or the failure of such Party to perform any of its covenants or agreements under this Agreement.

(c)	the Company if:

(i)	a breach of any representation or warranty or failure to perform any covenant or agreement on the part of the Purchaser under this Agreement occurs that would cause any condition in Section 6.3(1) [Purchaser Reps and Warranties Condition] or Section 6.3(2) [Purchaser Covenants Condition] not to be satisfied, and such breach or failure is incapable of being cured or is not cured in accordance with the terms of Section 4.8(3) on or prior to the Outside Date; provided that the Company is not then in breach of this Agreement so as to cause any condition in Section 6.2(1) [Company Reps and Warranties Condition] or Section 6.2(2) [Company Covenants Condition] not to be satisfied;

(ii)	prior to obtaining the Required Approval, the Board authorizes the Company to enter into a definitive agreement (other than a confidentiality and standstill agreement permitted by and in accordance with Section 5.3) with respect to a Superior Proposal in accordance with Section 5.4, provided the Company is then in compliance with Article 5 and that prior to or concurrent with such termination the Company pays the Termination Payment in accordance with Section 8.2; or

(iii)	the Marketing Period has either expired or failed to commence or expire by the Outside Date other than as a result of the failure of the Company to have performed any of its obligations under this Agreement, all the conditions in Article 6 have been satisfied or waived by the applicable Party or Parties (excluding conditions that, by their terms, cannot be satisfied until the Effective Date, in which case, there is no state of facts or circumstances then existing that would cause such conditions not to be satisfied) and the Purchaser has failed to comply with its obligations under Section 2.9 to provide the Depositary with the Share Consideration in accordance with the terms thereof.

(d)	the Purchaser if:

(i)	a breach of any representation or warranty or failure to perform any covenant or agreement on the part of the Company under this Agreement occurs that would cause any condition in Section 6.2(1) [Company Reps and Warranties Condition] or Section 6.2(2) [Company Covenants Condition] not to be satisfied, and such breach or failure is incapable of being cured or is not cured in accordance with the terms of Section 4.8(3) on or prior to the Outside Date; provided that the Purchaser is not then in breach of this Agreement so as to cause any condition in Section 6.3(1) [Purchaser Reps and Warranties Condition] or Section 6.3(2) [Purchaser Covenants Condition] not to be satisfied;

(ii)	(A) the Board or any committee of the Board fails to recommend or withdraws, amends, modifies or qualifies, in each case in a manner adverse to the Purchaser, or publicly proposes or states an intention to withdraw, amend, modify or qualify, in each case in a manner adverse to the Purchaser, the Board Recommendation, (B) the Board or any committee of the Board accepts, approves, endorses or recommends, or publicly proposes to accept, approve, endorse or recommend, an Acquisition Proposal or takes no position or remains neutral with respect to a publicly announced, or otherwise publicly disclosed, Acquisition Proposal for more than 10 days (or beyond the Business Day prior to the date of the Company Meeting, if sooner)), (C) the Board or any committee of the Board accepts or enters into (other than a confidentiality and standstill agreement permitted by and in accordance with Section 5.3) or publicly proposes to accept or enter into any agreement, understanding or arrangement in respect of an Acquisition Proposal, (D) the Board or any committee of the Board fails to publicly reaffirm the Board Recommendation within 10 days after having been requested in writing by the Purchaser to do so (or in the event that the Company Meeting is scheduled to occur within such 10 day period, prior to the second Business Day prior to the date of the Company Meeting), or (E) the Company willfully and intentionally breaches Article 5 [Additional Covenants Regarding Non-Solicitation] in any material respect;

(iii)

the Company breaches its obligations under Section 2.3(1)(a) [Company Meeting not held by Required Date]; provided that (A) any such breach is incapable of being cured or is not cured in accordance with the terms of Section 4.8(3) on or prior to the Outside Date, (B) any such breach has not occurred as a result of any breach of this Agreement by the Purchaser or any Proceeding commenced by any Person (other than Company and its affiliates (other than the Purchaser Parties)), (C) the Purchaser is not then in breach of this Agreement so as to cause any condition in Section 6.3(1) [Purchaser Reps and Warranties Condition] or Section 6.3(2) [Purchaser Covenants Condition] not to be satisfied, (D) the Purchaser has not exercised its right to amend the Plan of Arrangement pursuant to Section 2.8, which exercise has resulted in the Company being unable to comply with its obligations under Section 2.3(1)(a), or (E) the Purchaser has not requested the Company to undertake a Pre-Acquisition Reorganization pursuant to Section 4.10, which request has resulted in the Company being unable to comply with its obligations under Section 2.3(1)(a); or

(iv)	there has occurred a Material Adverse Effect.

(2)	The Party desiring to terminate this Agreement pursuant to this Section 7.2 (other than pursuant to Section 7.2(1)(a)) shall give notice of such termination to the other Party, specifying in reasonable detail the basis for such Party’s exercise of its termination right.

Section 7.3 Effect of Termination/Survival

(1)	If this Agreement is terminated pursuant to Section 7.1 or Section 7.2, this Agreement shall become void and of no further force or effect without liability of any Party (or any shareholder or Representative of such Party) to any other Party to this Agreement, except that in the event of termination under Section 7.2, this Section 7.3, Section 2.4(6), Section 4.2(1)(g), Section 4.6(2), Section 4.10(5) and Section 8.2 through to and including Section 8.15 shall survive.

(2)	None of the representations, warranties, covenants or agreements in this Agreement or in any certificate or other document delivered pursuant to this Agreement shall survive the Effective Time, except that any covenant or agreement contained in this Agreement that by its terms is required to be performed in whole or in part after the Effective Time shall survive the Effective Time to the extent so required to be performed after the Effective Time.

ARTICLE 8

GENERAL PROVISIONS

Section 8.1 Amendments

This Agreement and the Plan of Arrangement may, at any time and from time to time before or after the holding of the Company Meeting but not later than the Effective Time, be amended by mutual written agreement of the Parties, without further notice to or authorization on the part of the Shareholders, and any such amendment may, subject to the Interim Order and Final Order and Laws, without limitation:

(a)	change the time for performance of any of the obligations or acts of the Parties;

(b)	modify any representation or warranty contained in this Agreement or in any document delivered pursuant to this Agreement;

(c)	modify any of the covenants contained in this Agreement and waive or modify performance of any of the obligations of the Parties; and/or

(d)	modify any mutual conditions contained in this Agreement.

Section 8.2 Termination Payments

(1)	Despite any other provision in this Agreement relating to the payment of fees and expenses, including the payment of brokerage fees, if a Termination Payment Event occurs, the Company shall pay the Purchaser the Termination Payment in accordance with Section 8.2(3) as liquidated damages.

(2)	For the purposes of this Agreement, “Termination Payment” means $23.643 million and “Termination Payment Event” means the termination of this Agreement:

(a)	by the Purchaser, pursuant to Section 7.2(1)(d)(ii) [Change in Recommendation or Breach of Article 5];

(b)	by the Company, (i) pursuant to any subsection of Section 7.2, if at such time the Purchaser is entitled to terminate this Agreement pursuant to Section 7.2(1)(d)(ii) [Change in Recommendation or Breach of Article 5] or (ii) pursuant to Section 7.2(1)(c)(ii) [To enter into a Superior Proposal];

(c)	by the Company or the Purchaser pursuant to Section 7.2(1)(b)(i) [Failure of Shareholders to Approve] or Section 7.2(1)(b)(iii) [Effective Time not prior to Outside Date] or by the Purchaser pursuant to Section 7.2(1)(d)(iii) [Company Meeting not held by Required Date], if;

(i)	prior to such termination, an Acquisition Proposal is made or publicly announced or otherwise publicly disclosed by any Person (other than any of the Purchaser Parties) or any Person (other than any of the Purchaser Parties) shall have publicly announced an intention to make an Acquisition Proposal; and

(ii)	within nine months following the date of such termination, (A) an Acquisition Proposal (whether or not such Acquisition Proposal is the same Acquisition Proposal referred to in clause (i) above) is consummated or effected, or (B) the Company or one or more of its Subsidiaries, directly or indirectly, in one or more transactions, enters into a definitive agreement in respect of an Acquisition Proposal (whether or not such Acquisition Proposal is the same Acquisition Proposal referred to in clause (i) above) and such Acquisition Proposal is subsequently consummated or effected within 12 months after the date of such agreement.

For purposes of the foregoing, the term “Acquisition Proposal” shall have the meaning assigned to such term in Section 1.1, except that references to “20% or more” shall be deemed to be references to “50% or more”, and reference to “the Purchaser or its affiliates” shall be deemed to mean “any of the Purchaser Parties”.

(3)	If a Termination Payment Event occurs under the circumstances set out in Section 8.2(2)(b), the Termination Payment shall be paid prior to or concurrently with the occurrence of such Termination Payment Event. If a Termination Payment Event occurs under the circumstances set out in Section 8.2(2)(a), the Termination Payment shall be paid within two Business Days following such Termination Payment Event. If a Termination Payment Event occurs in the circumstances set out in Section 8.2(2)(c), the Termination Payment shall be paid upon the consummation or effecting of the Acquisition Proposal referred to therein. Any Termination Payment shall be paid by the Company to the Purchaser (or as the Purchaser may direct by notice in writing), by wire transfer in immediately available funds to an account designated by the Purchaser without withholding of any kind.

(4)	Despite any other provision in this Agreement relating to the payment of fees and expenses, including the payment of brokerage fees, in the event that, prior to a Termination Payment Event, this Agreement is terminated by the Company, or by the Purchaser pursuant to any provision hereof at such time as the Company is permitted to terminate this Agreement, in each case pursuant to (a) Section 7.2(1)(c)(i) [Breach of Reps and Warranties or Covenants by Purchaser] and any of the conditions in Section 6.1 or Section 6.2 has not been satisfied or waived by the applicable Party or Parties (other than conditions that by their terms cannot be satisfied until the Effective Date) or (b) Section 7.2(1)(c)(iii) [Failure to Fund] or (c) Section 7.2(1)(b)(iii) [Effective Time not prior to Outside Date] as a result of the condition in Section 6.2(3)(v) not having been satisfied or waived by the Purchaser, provided, in each case, that the Company is not then in breach of this Agreement so as to cause any condition in Section 6.2(1) [Company Reps and Warranties Condition] or Section 6.2(2) [Company Covenants Condition] not to be satisfied, then the Purchaser shall pay or cause to be paid to the Company by wire transfer in immediately available funds to an account designated by the Company an amount equal to, in the case of (a) and (b), $49.255 million, and in the case of (c), $24.628 million, (either such amount, as applicable, the “Purchaser Fee”) in each case within two Business Days of such termination without withholding of any kind.

Section 8.3 Expenses and Expense Reimbursement

(1)

Except as provided in Section 4.6 and Section 4.10 and subject to Section 8.3(2), all out-of-pocket third party transaction expenses incurred in connection with this Agreement and the Plan of Arrangement, including all costs, expenses and fees of the Company incurred prior to or after the Effective Time in connection with, or incidental to, the Plan of Arrangement, shall be paid by the Party incurring such expenses, whether or not the Arrangement is consummated. The Purchaser and the Company shall each pay 50% of the filing fees required in respect of any Regulatory Approvals, including applicable Taxes.

(2)	In addition to the rights of the Purchaser under Section 8.2(1), if this Agreement is terminated by either the Company or the Purchaser pursuant to Section 7.2(1)(b)(i) [Failure of Shareholders to Approve], then the Company shall, within two Business Days of receipt of invoices, pay or cause to be paid to the Purchaser (or as the Purchaser may direct by notice in writing), by wire transfer in immediately available funds to an account designated by the Purchaser, an expense reimbursement fee equal to the amount of all out-of-pocket fees and expenses (including all fees and expenses of counsel, accountants, financial advisors and investment bankers and filing fees for the Regulatory Approvals) incurred by the Purchaser, its direct or indirect equityholders and their respective affiliates (other than the Company and its affiliates excluding any Purchaser Party) in connection with or related to the preparation, negotiation, execution and performance and all other matters related to the Arrangement and the other transactions contemplated by this Agreement up to a maximum of $13 million. In no event shall the Company be required to pay under Section 8.2(3), on the one hand, and this Section 8.3(2), on the other hand, in the aggregate, an amount in excess of the Termination Payment.

(3)	The Company confirms that other than the fees disclosed in Section 8.3(3) of the Company Disclosure Letter, no broker, finder or investment banker is or will be entitled to any brokerage, finder’s or other fee or commission in connection with the transactions contemplated by this Agreement.

Section 8.4 Injunctive Relief, Specific Performance and Remedies

(1)	Except as otherwise provided in this Agreement, any and all remedies herein expressly conferred upon a Party will be deemed cumulative with and not exclusive of any other remedy expressly conferred hereby, and the exercise by a Party of any one such remedy will not preclude the exercise of any other such remedy (it being understood that (i) in no event shall the Purchaser or the Guarantors be required to pay the Purchaser Fee on more than one occasion (For the avoidance of doubt, if either of the applicable amounts set forth in the definition of Purchaser Fee are paid pursuant to the terms of this Agreement, none of the Purchaser or the Guarantors shall be required to pay any other amount with regard to the Purchaser Fee.) and (ii) in no event shall the Company be required to pay the Termination Payment on more than one occasion).

(2)	The Parties agree that irreparable harm would occur for which money damages would not be an adequate remedy at law in the event that any of the provisions of this Agreement and, in the case of the Company, the Contribution Agreement, were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that, unless this Agreement has been terminated in accordance with its terms, the Parties shall be entitled to injunctive and other equitable relief to prevent or restrain breaches or threatened breaches of this Agreement and, in the case of the Company, the Contribution Agreement, and to specifically enforce the performance of, or compliance with, the terms of this Agreement and, in the case of the Company, the Contribution Agreement, without any requirement for the securing or posting of any bond in connection with the obtaining of any such injunctive or other equitable relief, provided that, notwithstanding anything to the contrary herein, it is explicitly agreed that:

(a)	the Company shall be entitled to seek specific performance of the Purchaser’s obligation to cause the Equity Financing to be funded and to fund its obligations pursuant to Section 2.9 only in the event that:

(i)	all conditions in Section 6.1 and Section 6.2 have been satisfied or waived by the applicable Party or Parties (excluding conditions that, by their terms, cannot be satisfied until the Effective Date), at the time when the Closing would have occurred but for the failure of the Equity Financing to be funded,

(ii)	the financing provided for by the Debt Commitment Letter (or, if alternative financing is being used in accordance with Section 4.6 pursuant to the commitments with respect thereto) has been funded or will be funded on the Effective Date if the Equity Financing is funded at the Effective Date, and

(iii)	the Company has irrevocably confirmed that if specific performance is granted and the Equity Financing and Debt Financing are funded, then the Closing will occur, and

(b)	the Company shall be entitled to seek specific performance of the Purchaser’s obligation to enforce the terms of the Debt Commitment Letter, or if alternative financing is being used in accordance with Section 4.6, pursuant to the commitments with respect thereto (in each case, subject to the satisfaction of the conditions set forth in the Debt Commitment Letter or in the commitments in respect of such alternative financing, as applicable), but only in the event that all conditions in Section 6.1 and Section 6.2 have been satisfied or waived by the applicable Party or Parties (excluding conditions that, by their terms, cannot be satisfied until the Effective Date), at the time when the Closing would have occurred but for the failure of the Debt Financing (and, if not funded, the Equity Financing) to be funded, and the Company has irrevocably confirmed that if specific performance is granted and the Equity Financing and Debt Financing are funded, then the Closing will occur.

Subject to the foregoing, each Party hereby agrees not to raise any objections to the availability of the equitable remedies provided for herein and, except as provided in Section 8.4(4), the Parties further agree that (X) by seeking the remedies provided for in this Section 8.4(2), a Party shall not in any respect waive its right to seek any other form of relief that may be available to a Party under this Agreement or the Guarantee Agreements (including monetary damages), and (Y) nothing set forth in this Section 8.4(2) shall require any Party hereto to institute any Proceeding for (or limit any Party’s right to institute any Proceeding for) specific performance under this Section 8.4(2) prior or as a condition to exercising any termination right under this Agreement (and/or receipt of any amounts due in connection with such termination), nor shall the commencement of any legal action or legal proceeding pursuant to this Section 8.4(2) or anything set forth in this Section 8.4(2) restrict or limit any Party’s right to terminate this Agreement in accordance with the terms hereof, or pursue any other remedies under this Agreement or the Guarantee Agreements that may be available then or thereafter.

(3)

Each of the Parties acknowledges that the agreements contained in Section 8.2 are an integral part of the transactions contemplated by this Agreement, and that without these agreements the Parties would not enter into this Agreement, and that the Termination Payment and applicable Purchaser Fee set out in Section 8.2 represent liquidated damages which are a genuine pre-estimate of the damages, including opportunity costs, which the Party entitled to such damages will suffer or incur as a result of the event giving rise to such damages and resultant termination of this Agreement, and are not penalties. Each Party irrevocably waives any right it may have to raise as a defence that any such liquidated damages are excessive or punitive. Notwithstanding anything to the contrary in this Agreement, in the event of the termination of this Agreement in accordance with its terms, the payment of the Termination Payment pursuant to Section 8.2(3) and the payment specified in Section 8.3(2) (as applicable) shall be the sole and exclusive remedy of the Purchaser against the Company, its Subsidiaries and any of their respective directors, officers, employees, shareholders or affiliates for any loss suffered relating to or arising out of this Agreement or the transactions contemplated hereby, including any breach of this Agreement by the Company, the termination of this Agreement or the failure of the transactions contemplated by this Agreement to be consummated, and upon payment in full of such amount, none of the Company, its Subsidiaries or any of their respective directors, officers, employees, shareholders or affiliates shall have any further liability or obligation relating to or arising out of this Agreement or the transactions contemplated hereby; provided, however, that the foregoing shall not limit the right of the Purchaser to seek specific performance of this Agreement pursuant to Section 8.4(2) prior to the termination of this Agreement. Notwithstanding anything to the contrary in this Agreement, in the event of the termination of this Agreement in accordance with its terms, the payment of the applicable Purchaser Fee pursuant to Section 8.2(4) and the Guarantee thereof pursuant to the Guarantee Agreements shall be the sole and exclusive remedy of the Company against the Purchaser and the Guarantors and any of their respective former, current or future direct or indirect equityholders, controlling Persons, stockholders, directors, officers, employees, agents, affiliates, members, managers, general or limited partners, or any former, current or future direct or indirect equityholders, controlling persons, stockholders, directors, officers, employees, agents, affiliates, members, managers, general or limited partners or assignees of any of the foregoing, for any loss suffered relating to or arising out of this Agreement or the Guarantee Agreements or the transactions contemplated hereby or thereby, including any breach of this Agreement by the Purchaser, the termination of this Agreement or the failure of the transactions contemplated by this Agreement to be consummated, and upon payment in full of the applicable Purchaser Fee pursuant to Section 8.2(4), none of the Purchaser or the Guarantors or any of their respective former, current or future direct or indirect equityholders, controlling Persons, stockholders, directors, officers, employees, agents, affiliates, members, managers, general or limited partners, or any former, current or future direct or indirect equityholders, controlling persons, stockholders, directors, officers, employees, agents, affiliates, members, managers, general or limited partners or assignees of any of the foregoing, shall have any further liability or obligation relating to or arising out of this Agreement or the Guarantee Agreements or the transactions contemplated hereby or thereby, or any claims or actions under applicable Law arising out of any such breach, termination or failure; provided, however, that the foregoing shall not limit the right of the Company to seek specific performance of this Agreement pursuant to Section 8.4(2) prior to the termination of this Agreement.

(4)	Notwithstanding anything to the contrary in this Agreement, in no event shall (i) the Purchaser be entitled to seek or obtain any recovery or judgment including damages of any kind against the Company or any of its assets that in aggregate exceed the Termination Payment or (ii) the Company be entitled to seek or obtain any recovery or judgment including damages of any kind against the Purchaser or the Guarantors or any of their respective assets that in aggregate exceed the applicable Purchaser Fee; provided, however, this Section 8.4(4) shall not limit the right of either Party hereto to seek specific performance of this Agreement pursuant to, and subject to the limitations in, Section 8.4(2) prior to the termination of this Agreement; and provided, further, that in no event will a Party be entitled to both (x) the payment of the Termination Payment or the applicable Purchaser Fee, as applicable, and (y) the grant of specific performance of this Agreement resulting in the consummation of the Closing as contemplated by this Agreement.

Section 8.5 Notices

Any notice, or other communication given regarding the matters contemplated by this Agreement must be in writing, sent by personal delivery, courier or facsimile (but not by electronic mail) and addressed:

(a)	to the Purchaser at:

JLL/Delta Patheon Holdings, L.P.

c/o JLL Partners, Inc.

450 Lexington Avenue, 31st Floor

New York, NY 10017

Attention:	Daniel Agroskin
Michel Lagarde
Facsimile:	(212) 286-8626

with a copy to:

Skadden, Arps, Slate, Meagher & Flom LLP

One Rodney Square

P.O. Box 636

Wilmington, Delaware, U.S.A.

19899-0636

Attention:	Robert B. Pincus
Telephone:	(302) 651-3090
Facsimile:	(302) 434-3090

with a copy to:

Borden Ladner Gervais LLP

Scotia Plaza

40 King Street West, Suite 4400

Toronto, Canada M5H 3Y4

Attention:	Paul A.D. Mingay/Jason Saltzman
Telephone:	(416) 367-6006/(416) 367-6196
Facsimile:	(416) 367-7098/(416) 361-2770

(b)	to the Company at:

Patheon Inc.

c/o Patheon Pharmaceutical Services Inc.

4721 Emperor Blvd., Suite 200

Durham, NC 27703

Attention:	Michael Lytton
Telephone:	(919) 226-3325
Facsimile:	(919) 474-2269

with a copy to:

Dentons LLP

99 Bank Street, Suite 1420

Ottawa, Canada K1P 1H4

Attention:	Andrea C. Johnson
Telephone:	(613) 783-9655
Facsimile:	(613) 614-0292

(c)	to the Independent Committee at:

Derek J. Watchorn

16530 Concession 8

Schomberg, Canada L0G 1T0

Telephone:	(905) 939-7018
Facsimile:	n/a

with a copy to:

Blake, Cassels & Graydon LLP

199 Bay Street, Suite 4000

Toronto, Canada M5L 1A9

Attention:	Chris Hewat
Telephone:	(416) 863-2761
Facsimile:	(613) 863-2653

Any notice or other communication is deemed to be given and received (i) if sent by personal delivery or same day courier, on the date of delivery if it is a Business Day and the delivery was made prior to 4:00 p.m. (local time in place of receipt) and otherwise on the next Business Day, (ii) if sent by overnight courier, on the next Business Day, or (iii) if sent by facsimile, on the Business Day following the date of confirmation of transmission by the originating facsimile. Sending a copy of a notice or other communication to a Party’s legal counsel as contemplated above is for information purposes only and does not constitute delivery of the notice or other communication to that Party. The failure to send a copy of a notice or other communication to legal counsel does not invalidate delivery of that notice or other communication to a Party.

Section 8.6 Time of the Essence

Time is of the essence in this Agreement.

Section 8.7 Third Party Beneficiaries

(1)	Except as provided in Section 2.4(6), Section 4.2(1)(g), Section 4.6(2), Section 4.9, this Section 8.7, Section 8.12(4) and Section 8.14 which, without limiting their terms, are intended as stipulations for the benefit of the third Persons mentioned in such provisions (such third Persons referred to in this Section 8.7 as the “Indemnified Persons”), the Company and the Purchaser intend that this Agreement will not benefit or create any right or cause of action in favour of any Person, other than the Parties and that no Person, other than the Parties, shall be entitled to rely on the provisions of this Agreement in any Proceeding or other forum.

(2)	Despite the foregoing, the Parties acknowledge to each of the Indemnified Persons their direct rights against the applicable Party under Section 2.4(6), Section 4.2(1)(g), Section 4.6(2), Section 4.9, Section 8.12(4) and Section 8.14 of this Agreement, which are intended for the benefit of, and shall be enforceable by, each Indemnified Person, his or her heirs and his or her legal representatives, and for such purpose, the Company or the Purchaser, as applicable, confirms that it is acting as trustee on their behalf, and agrees to enforce such provisions on their behalf. The Parties reserve their right to vary or rescind the rights at any time and in any way whatsoever, if any, granted by or under this Agreement to any Person who is not a Party, without notice to or consent of that Person, including any Indemnified Person.

(3)	No provision of this Agreement shall (i) create any right in any employee or other service provider of the Company or any of its Subsidiaries to continued employment or engagement by the Purchaser, the Company, or any respective Subsidiary or affiliate thereof or preclude the ability of the Purchaser, the Company, or any respective Subsidiary or affiliate thereof to terminate the employment or engagement of any employee or other service provider for any reason, (ii) require the Purchaser, the Company, or any respective Subsidiary or affiliate thereof to continue any Employee Plans (or any other employee benefit plan, arrangement, agreement, program, policy, practice or undertaking) or prevent the amendment, modification or termination thereof after the Effective Time, (iii) confer upon any employee or other service provider any rights or remedies under or by reason of this Agreement or (iv) be treated as an amendment to any Employee Plan or other employee benefit plan, arrangement, agreement, program, policy, practice or undertaking of the Purchaser, the Company or any respective Subsidiary or affiliate thereof.

(4)	In addition, the Financing Source Parties and their former, current and future assignees shall be considered third party beneficiaries with respect to, and shall be entitled to rely on Section 8.2, Section 8.4, Section 8.12, Section 8.14 and this Section 8.7.

Section 8.8 Waiver

No waiver of any of the provisions of this Agreement will constitute a waiver of any other provision (whether or not similar). No waiver will be binding unless executed in writing by the Party to be bound by the waiver. A Party’s failure or delay in exercising any right under this Agreement will not operate as a waiver of that right. A single or partial exercise of any right will not preclude a Party from any other or further exercise of that right or the exercise of any other right.

Section 8.9 Entire Agreement

This Agreement constitutes the entire agreement between the Parties with respect to the transactions contemplated by this Agreement and supersedes all prior agreements, understandings, negotiations and discussions, whether oral or written, of the Parties. There are no representations, warranties, covenants, conditions or other agreements, express or implied, collateral, statutory or otherwise, between the Parties in connection with the subject matter of this Agreement, except as specifically set forth in this Agreement. The Parties have not relied and are not relying on any other information, discussion or understanding in entering into and completing the transactions contemplated by this Agreement.

Section 8.10 Successors and Assigns

(1)	This Agreement becomes effective only when executed by the Company and the Purchaser. After that time, it will be binding upon and enure to the benefit of the Company and the Purchaser and their respective successors and permitted assigns.

(2)	Neither this Agreement nor any of the rights or obligations under this Agreement are assignable or transferable by any Party without the prior written consent of the other Party, provided that the Purchaser may assign all or part of its rights under this Agreement to, and all or part of its obligations under this Agreement may be assumed by, any direct or indirect Subsidiary of the Purchaser, provided that if such assignment and/or assumption takes place, the Purchaser shall continue to be liable joint and severally with such affiliate, as the case may be, for all of its obligations hereunder and provided further that the Purchaser may make a collateral assignment of all or part of its rights under this Agreement to any financial institution in connection with the Financing provided that no such assignment will limit the Purchaser’s obligations hereunder. It is further provided that the Purchaser will assign all of its rights under this Agreement to, and all or part of its obligations under this Agreement will be assumed by, a direct or indirect Subsidiary of the Purchaser incorporated under the laws of Canada that is a resident of Canada for the purposes of the Tax Act.

Section 8.11 Severability

If any provision of this Agreement is determined to be illegal, invalid or unenforceable by any court of competent jurisdiction, that provision will be severed from this Agreement and the remaining provisions shall remain in full force and effect. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the fullest extent possible. Notwithstanding the foregoing, the parties intend that the remedies and limitations set forth in this Agreement (including Section 7.3, Section 8.2, Section 8.4, Section 8.7, this Section 8.11 and Section 8.14) shall be construed as an integral provision of this Agreement and that such remedies and limitations shall not be severable in any manner that increases (i) the liability of any Party (or the liability of any Purchaser Party) or (ii) the obligations hereunder or under the Guarantee Agreements.

Section 8.12 Governing Law

(1)	This Agreement will be governed by and interpreted and enforced in accordance with the laws of the Province of Ontario and the federal laws of Canada applicable therein, without giving effect to the principles of conflict of laws thereof.

(2)	Each Party irrevocably attorns and submits to the exclusive jurisdiction of the Ontario courts situated in the City of Toronto and irrevocably waives, to the fullest extent that any Proceeding brought in any such court has been brought in an inconvenient forum. Process in any such Proceeding may be served on any Party anywhere in the world, whether within or without the jurisdiction of any such court. Without limiting the foregoing, each Party agrees that service of process on such Party as provided in Section 8.5 shall be deemed effective service.

(3)

The Purchaser hereby irrevocably designates Border Ladner Gervais LLP (in such capacity, the “Process Agent”), Scotia Plaza, 40 King St W. Toronto, ON, Canada M5H 3Y4, as its designee, appointee and agent to receive, for and on its behalf, service of process in such jurisdiction in any Proceedings with respect to this Agreement or the transactions contemplated hereby, and such service shall be deemed complete upon delivery thereof to the Process Agent; provided that in the case of any such service upon the Process Agent, the Party effecting such service shall also deliver a copy thereof to the Purchaser in the manner provided in Section 8.5. The Purchaser shall take all such action as may be necessary to continue said appointment in full force and effect or to appoint another agent so that the Purchaser shall at all times have an agent for service of process for the above purposes in the Province of Ontario. In the event of the transfer of all or substantially all of the assets and business of the Process Agent to any other entity by consolidation, merger, sale of assets or otherwise, such other entity shall be substituted hereunder for the Process Agent with the same effect as if named herein in place of Border Ladner Gervais LLP. Nothing herein shall affect the right of any Party to serve process in any manner permitted by Law. The Purchaser expressly acknowledges that the waiver as provided in Section 8.12(2) is intended to be irrevocable under all Laws.

(4)	Each Party agrees that it will not bring any action, cause of action, claim, cross-claim or third party claim of any kind or description, whether in Law or in equity, whether in contract or in tort or otherwise, against the Financing Source Parties in any way relating to this Agreement or any of the transactions contemplated by this Agreement, including any dispute arising out of or relating in any way to the Financing, the Financing Letters or the performance thereof, in any forum other than the Supreme Court of the State of New York, County of New York, or, if under Law exclusive jurisdiction is vested in the Federal courts, the United States District Court for the Southern District of New York (and appellate courts thereof). Each Party knowingly, intentionally and voluntarily waives to the fullest extent permitted by Law trial by jury in connection with any claim brought against the Financing Source Parties in any way arising out of or relating to this Agreement, the Financing, the Financing Letters or any of the transactions contemplated hereby or thereby or the performance thereunder.

Section 8.13 Rules of Construction

The Parties to this Agreement waive the application of any Law or rule of construction providing that ambiguities in any agreement or other document shall be construed against the Party drafting such agreement or other document.

Section 8.14 No Liability

No former, current or future direct or indirect equityholders, controlling Persons, stockholders, directors, officers, employees, agents, attorney, incorporator, representative, affiliates, members, managers, general or limited partners or assignees of the Purchaser or of the Guarantors (other than, with respect to the Guarantors, to the extent set forth in the Guarantee Agreements), or any former, current or future direct or indirect equityholders, controlling persons, stockholders, directors, officers, employees, agents, attorneys, incorporators, representatives, affiliates, members, managers, general or limited partners or assignees of any of the foregoing, shall have any personal liability whatsoever to the Company under this Agreement or any other document delivered in connection with the transactions contemplated hereby on behalf of the Purchaser (other than the Purchaser hereunder and the Guarantors under the Guarantee Agreements). No director or officer of the Company shall have any personal liability whatsoever to the Purchaser under this Agreement or any other document delivered in connection with the transactions contemplated hereby on behalf of the Company. None of the Financing Source Parties shall have any liability or obligation to the Company or its affiliates any of their former, current and future direct or indirect equityholders, controlling persons, stockholders, directors, officers, employees agents, members, managers, general or limited partners, lenders or assignees or any of their affiliates (in each case, other than the Purchaser Parties) relating to or arising out of this Agreement, the Financing, the Financing Letters or any of the transactions contemplated hereby or thereby or performance thereunder or in respect of any other document or theory of law or equity or in respect of any oral representations made or alleged to be made in connection herewith or therewith, whether at law or equity in contract, in tort or otherwise.

Section 8.15 Counterparts

This Agreement may be executed in any number of counterparts (including counterparts by facsimile) and all such counterparts taken together shall be deemed to constitute one and the same instrument. The Parties shall be entitled to rely upon delivery of an executed facsimile or similar executed electronic copy of this Agreement, and such facsimile or similar executed electronic copy shall be legally effective to create a valid and binding agreement between the Parties.

[Remainder of page intentionally left blank. Signature pages follow.]

IN WITNESS WHEREOF the Parties have executed this Arrangement Agreement.

PATHEON INC.

By:	/s/ Derek J. Watchorn

Name: Derek J. Watchorn Title: Director

Signature Page to Arrangement Agreement

JLL/DELTA PATHEON HOLDINGS, L.P.

By: JLL/DELTA PATHEON GP, LTD. its general partner

By:	/s/ Michel Lagarde
Name: Michel Lagarde
Title: Director

Signature Page to Arrangement Agreement

SCHEDULE A

PLAN OF ARRANGEMENT

UNDER SECTION 192 OF THE

CANADA BUSINESS CORPORATIONS ACT

ARTICLE 1

DEFINITIONS AND INTERPRETATION

Section 1.1 Definitions

In this Plan of Arrangement, unless there is something in the subject matter or context inconsistent therewith, terms used herein that are not defined have the meanings ascribed thereto in the Arrangement Agreement and the following terms shall have the respective meanings set out below and grammatical variations of such terms shall have corresponding meanings:

“Amalco” means the corporation continuing under the CBCA from the vertical short-form amalgamation of the Purchaser and the Company under the name “Patheon Inc.”;

“Arrangement” means the arrangement under Section 192 of the CBCA on the terms and subject to the conditions set out in this Plan of Arrangement, subject to any amendments or variations to this Plan of Arrangement made in accordance with the terms of the Arrangement Agreement or Section 5.1 of this Plan of Arrangement or made at the direction of the Court in the Final Order with the prior written consent of the Company and the Purchaser, each acting reasonably;

“Arrangement Agreement” means the arrangement agreement dated as of November 18, 2013 between Cayman LP and the Company, as same may be amended, assigned, supplemented or restated in accordance therewith, prior to the Effective Time, providing for, among other things, the Arrangement;

“Articles of Arrangement” means the articles of arrangement of the Company in respect of the Arrangement, required by the CBCA to be sent to the Director after the Final Order is made, which shall include this Plan of Arrangement and otherwise be in a form and content satisfactory to the Company and the Purchaser, each acting reasonably;

“Board” means the board of directors of the Company as constituted from time to time;

“Business Day” means any day of the year, other than a Saturday, Sunday or any day on which major banks are closed for business in Toronto, Ontario or New York, New York;

“Cayman LP” means JLL/Delta Patheon Holdings, L.P., an exempted limited partnership organized under the laws of the Cayman Islands, the Purchaser as defined in the Arrangement Agreement and an affiliate of the Purchaser (as defined below);

“Cayman LP Contribution Agreement” means the contribution agreement or other document pursuant to which JLL Holdco and others will fund Cayman LP as set out in Section 2.2(b) below;

“CBCA” means the Canada Business Corporations Act;

“Certificate of Arrangement” means the certificate of arrangement to be issued by the Director pursuant to Subsection 192(7) of the CBCA in respect of the Articles of Arrangement;

“Company” means Patheon Inc., a corporation incorporated under the CBCA;

“Company Circular” means the notice of the Company Meeting and accompanying proxy statement and management information circular, including all schedules, appendices and exhibits to, and information incorporated by reference in, such proxy statement and management information circular, to be sent to Shareholders in connection with the Company Meeting, as amended, supplemented or otherwise modified from time to time in accordance with the terms of the Arrangement Agreement;

“Company Debt” means the aggregate indebtedness of the Company outstanding as at the Effective Time under the Secured Revolving Facility and the Secured Term Loan;

“Company Meeting” means the special meeting of the Shareholders, including any adjournment or postponement of such special meeting in accordance with the terms of the Arrangement Agreement, to be called and held in accordance with the Interim Order to consider the Arrangement Resolution and for any other purpose as may be set out in the Company Circular and agreed to in writing by the Purchaser;

“Company Options” means the options to purchase Restricted Voting Shares issued pursuant to the Stock Option Plan;

“Court” means the Ontario Superior Court of Justice (Commercial List);

“Depositary” means the depositary for the Arrangement, being such bank, trust company or other financial institution as the Company and the Purchaser agree in writing to appoint as depositary for the Arrangement;

“Director” means the Director appointed under section 260 of the CBCA;

“Dissent Rights” has the meaning specified in Section 3.1;

“Dissent Shares” means Restricted Voting Shares in respect of which Dissent Rights are validly exercised and not withdrawn;

“DSU Consideration” has the meaning set forth in Section 2.2(g)(i);

“DSU Plan” means the Company’s deferred share unit plan first approved on February 22, 2008 and amended on March 27, 2008;

“DSUs” means the deferred share units issued under the DSU Plan;

“Dutch Co-op” means JLL Patheon Holdings, Coöperatief U.A., a Dutch coöperatief existing under the laws of the Netherlands and a wholly-owned indirect Subsidiary of Fund V;

“Dutch Holdco” means a Dutch besloten vennootschap to be incorporated under the laws of the Netherlands prior to the Effective Time and a wholly-owned direct Subsidiary of Cayman LP;

“Dutch Holdco Contribution Agreement” means the contribution agreement or other document pursuant to which Cayman LP will contribute certain assets to Dutch Holdco as set out in Section 2.2(c) below;

“Dutch Sub” means a Dutch besloten vennootschap to be incorporated under the laws of the Netherlands prior to the Effective Time and a wholly-owned direct Subsidiary of Dutch Holdco;

“Effective Date” means the date shown on the Certificate of Arrangement giving effect to the Arrangement;

“Effective Time” means 12:01 a.m. (Eastern Time) on the Effective Date;

“Final Order” means the final order of the Court in a form acceptable to the Company and the Purchaser, each acting reasonably, approving the Arrangement, as such order may be amended by the Court (with the consent of both the Company and the Purchaser, each acting reasonably) at any time prior to the Effective Date or, if appealed, then, unless such appeal is withdrawn or denied, as affirmed or as amended (provided that any such amendment is acceptable to both the Company and the Purchaser, each acting reasonably) on appeal;

“Fund V” means JLL Partners Fund V (Patheon), L.P., an exempted limited partnership formed under the laws of the Cayman Islands;

“Fund V Transfer Agreement” means the exchange or transfer agreement or other document pursuant to which the limited partnership interests of Fund V will be transferred to Dutch Holdco and Dutch Sub as set out in Section 2.2(d) below;

“Governmental Entity” means (i) any international, multinational, national, federal, provincial, territorial, state, regional, municipal, local or other government, governmental or public department, central bank, court, tribunal, arbitral body, commission, board, bureau, ministry, agency or instrumentality, domestic or foreign, (ii) any subdivision or authority of any of the above, (iii) any quasi-governmental or private body exercising any regulatory, expropriation or taxing authority under or for the account of any of the foregoing or (iv) any stock exchange on which the Restricted Voting Shares are listed or posted for trading;

“Interim Order” means the interim order of the Court in a form acceptable to the Company and the Purchaser, each acting reasonably, providing for, among other things, the calling and holding of the Company Meeting, as such order may be amended by the Court with the consent of the Company and the Purchaser, each acting reasonably;

“JLL Associates” means JLL Associates V (Patheon), L.P. (or JLL Associates Rollover (Patheon), L.P. after it changes its name after the step set out in Section 2.2(a)), an exempted limited partnership organized under the laws of the Cayman Islands, an affiliate of the Purchaser and the general partner of Fund V prior to the Effective Time;

“JLL Holdco” means JLL Patheon Co-Investment Fund, L.P., an exempted limited partnership organized under the laws of the Cayman Islands and an affiliate of the Purchaser;

“JLL Holdco Contribution Agreement” means the contribution agreement or other document pursuant to which JLL Holdco will be funded as set out in Section 2.2(a) below;

“JLL Shares” means 78,524,986 Restricted Voting Shares beneficially owned by Fund V, either indirectly through Dutch Co-op or directly following the dissolution of Dutch Co-op and its related entities, or held on their behalf through intermediaries;

“Letter of Transmittal” means the letter of transmittal forwarded by the Company to registered Shareholders together with the Company Circular or such other equivalent form of letter of transmittal acceptable to Purchaser, acting reasonably;

“Liens” means any mortgage, charge, pledge, hypothec, security interest, prior claim, encroachments, option, right of first refusal or first offer, occupancy right, covenant, assignment, lien (statutory or otherwise), defect of title, or restriction or adverse right or claim, or other third party interest or encumbrance of any kind, in each case, whether contingent or absolute;

“LLC 1” means JLL Patheon Holdings, LLC, a Delaware limited liability company and a wholly-owned direct Subsidiary of Fund V;

“Newco” means a Dutch besloten vennootschap to be incorporated under the laws of the Netherlands prior to the Effective Time and a wholly-owned indirect Subsidiary of Dutch Holdco;

“Newco Debt” means the indebtedness that the Company will owe to Newco pursuant to a promissory note following a refinancing of the Company Debt as set out in Section 2.2(l) below;

“Newco Loan” means the loan from Newco to the Purchaser made prior to the Effective Time;

“Newco Merger” means a limited liability company to be formed under the laws of the State of Delaware prior to the Effective Time and a wholly-owned direct or indirect Subsidiary of the Company;

“Option Consideration” has the meaning set forth in Section 2.2(f)(i);

“Patheon Public Shareholders” means all Shareholders except to the extent of their holdings, if any, of the JLL Shares;

“Person” includes any individual, partnership, association, body corporate, organization, trust, estate, trustee, executor, administrator, legal representative, government (including Governmental Entity), syndicate or other entity, whether or not having legal status;

“PII” means Patheon International Inc., a corporation to be continued under the CBCA prior to the Effective Time, and a wholly-owned Subsidiary of the Company;

“Plan Participant” means any holder of Company Options or DSUs who is entitled to consideration pursuant to Section 2.2 hereof;

“PSU Plan” means the Company’s performance share unit plan effective December 13, 2007;

“PSUs” means any performance share units issued under the PSU Plan;

“Purchaser” means a corporation to be incorporated prior to the Effective Time under the CBCA (and which is a wholly-owned direct Subsidiary of Newco) to whom Cayman LP shall have transferred its rights and obligations under the Arrangement Agreement prior to the Effective Time;

“Purchaser Common Shares” means the common shares in the capital of the Purchaser;

“Purchaser Note” means a non-interest bearing note of the Purchaser to be issued to Newco upon the redemption of the Purchaser Preferred Shares;

“Purchaser Preferred Shares” means the preferred shares in the capital of the Purchaser to be issued to Newco prior to the Effective Time;

“Restricted Voting Shares” means the restricted voting shares in the capital of the Company;

“RSU Plan” means the Company’s amended and restated restricted share unit plan effective September 4, 2008;

“RSUs” means any restricted share units issued under the RSU Plan;

“Secured Revolving Facility” means the $85 million commitment amount secured revolving credit facility of the Company provided by Morgan Stanley Senior Funding, Inc., as the administrative agent and swing line lender, Morgan Stanely Bank, N.A., as the letter of credit issuer, and certain other persons;

“Secured Term Loan” means the $575 million principal amount secured term loan of the Company provided by Morgan Stanley Senior Funding, Inc., as the administrative agent and swing line lender, Morgan Stanley Bank, N.A., as the letter of credit issuer, and certain other parties;

“Share Consideration” means $9.32 in cash per Restricted Voting Share;

“Shareholders” means registered or beneficial holders of Restricted Voting Shares, as the context requires;

“Special Preferred Voting Shares” means the Class I Preferred, Series D Shares of the Company carrying one vote each regarding the election of the three directors who may only be elected by the holders of the Class I Preferred, Series D Shares of the Company;

“Stock Option Plan” means collectively the Company’s amended and restated incentive stock option plan approved by Shareholders on March 27, 2008, as further amended on March 10, 2011, and any prior amendments and restatements and predecessor option plans or Contracts pursuant to which options to purchase Restricted Voting Shares were granted and are outstanding;

“Tax Act” means the Income Tax Act (Canada) and the regulations thereunder, as amended from time to time;

“US Holdings” means Patheon US Holdings Inc., a corporation formed under the laws of the State of Delaware and a wholly-owned direct or indirect Subsidiary of the Company; and

“US Holdings Receivable” means the entire amount of indebtedness (including principal and any unpaid accrued interest) outstanding under the loan agreements, each dated December 14, 2012, between (i) the Company and US Holdings, (ii) the Company and Patheon Pharmaceuticals Inc., (iii) the Company and Patheon Puerto Rico Inc., and (iv) the Company and Banner Pharmacaps Inc.

Section 1.2 Number and Gender

In this Plan of Arrangement, unless the context otherwise requires, words importing the singular number include the plural and vice versa, and words importing any gender include all genders.

Section 1.3 Interpretation Not Affected by Headings, etc.

The division of this Plan of Arrangement into Articles, Sections, Subsections and other parts and the insertion of headings are for convenience only and shall not affect the construction or interpretation of this Plan of Arrangement.

Section 1.4 Date For Any Action

In the event that any date on or by which any action is required or permitted to be taken hereunder is not a Business Day, such action shall be required or permitted to be taken on or by the next succeeding day which is a Business Day.

Section 1.5 Time

All times expressed herein or in any Letters of Transmittal are local time in Toronto, Ontario unless otherwise stipulated herein or therein.

Section 1.6 Currency

All references to currency in this Plan of Arrangement are to United States dollars.

Section 1.7 Statutory References

Unless otherwise expressly provided herein, any reference in this Plan of Arrangement to a statute includes all regulations made thereunder, all amendments to such statute or regulations in force from time to time, and any statute or regulation that supplements or supersedes such statute or regulations.

Section 1.8 Certain Phrases, etc.

The words (i) “including”, “includes” and “include” mean “including (or includes or include) without limitation,” (ii) “the aggregate of”, “the total of”, “the sum of”, or a phrase of similar meaning means “the aggregate (or total or sum), without duplication, of,” and (iii) unless stated otherwise, “Article”, “Section”, and “Schedule” followed by a number or letter mean and refer to the specified Article or Section of or Schedule to this Agreement.

ARTICLE 2

THE ARRANGEMENT

Section 2.1 Binding Effect /Integrated Transaction

(a)	This Plan of Arrangement and the Arrangement will become effective at, and be binding at and after, the times referred to in Section 2.2 on all Persons including: (i) the Company, (ii) the Purchaser, (iii) Fund V and its partners, (iv) LLC 1, (v) US Holdings, (vi) Newco, (vii) Dutch Co-op, (viii) Dutch Holdco, (ix) Dutch Sub, (x) JLL Associates, (xi) JLL Holdco, (xii) Newco Merger, (xiii) Cayman LP, (xiv) Amalco, (xv) PII, (xvi) all Shareholders (including holders of Dissent Shares), (xvii) all registered and beneficial owners or holders of Company Options, DSUs, RSUs, PSUs and participants in the Stock Option Plan, the DSU Plan, the RSU Plan or the PSU Plan, (xviii) all registered and beneficial owners or holders of Special Preferred Voting Shares, (xix) the registrar and transfer agent in respect of the Restricted Voting Shares, and (xx) the Depositary, without any further act or formality required on the part of any Person.

(b)	No portion of this Plan of Arrangement will take effect with respect to any Person until the Effective Time. Further, each of the events listed in (i) subsections 2.2(a)-(j) will be, without affecting the timing set out in any subsection in 2.2, mutually conditional, such that no event described in any of subsections 2.2(a)-(j) may occur without all of such steps occurring, and (ii) subsections 2.2(k)-(q) will be, without affecting the timing set out in any subsection in 2.2, conditional on all of the steps in Section 2.2 occurring, such that no event described in any of subsections 2.2(k)-(q) may occur without all of the steps in Section 2.2 occurring. For greater certainty, the events set out in subsections 2.2(a)-(j) will not be conditional on the completion of the events set out in subsections 2.2(k)-(q).

Section 2.2 Arrangement

Commencing at the Effective Time, the following shall occur and shall be deemed to occur two minutes apart and consecutively in the following order without any further authorization, act or formality:

(a)	Pursuant to the JLL Holdco Contribution Agreement, JLL Associates contributes its entire general partnership interest in Fund V to JLL Holdco in exchange for the entire general partnership interest in JLL Holdco and cash.

(b)	Pursuant to the Cayman LP Contribution Agreement, JLL Holdco contributes its entire general partnership interest in Fund V and $402 million in cash to Cayman LP in exchange for 51% of the limited partnership interests in Cayman LP.

(c)	Pursuant to the Dutch Holdco Contribution Agreement, Cayman LP contributes, among other things, its entire general partnership interest in Fund V to Dutch Holdco in exchange for shares of Dutch Holdco.

(d)	Pursuant to the Fund V Transfer Agreement, each limited partner of Fund V shall transfer such limited partner’s interest in Fund V (free and clear of any Liens) such that Dutch Holdco shall acquire 99% of such limited partnership interests and Dutch Sub shall acquire 1% of such limited partnership interests in exchange for each limited partner’s respective pro rata portion of an aggregate payment in cash to be paid by Dutch Holdco equal to the product of the Share Consideration and the number of JLL Shares, such payment to be made as soon as practicable after the Effective Time in immediately available funds to each such limited partner, and the limited partners shall be removed from the applicable register of holders of limited partnership interests of Fund V and Dutch Holdco and Dutch Sub shall be added to such register of holders.

(e)	All of the Special Preferred Voting Shares, all of which are held by LLC 1, shall be purchased for cancellation by the Company (free and clear of any Liens) for an aggregate payment in cash equal to $15, and the Special Preferred Voting Shares shall thereupon be cancelled and LLC 1 shall be removed from the applicable register of holders of Special Preferred Voting Shares.

(f) (i)	Each Company Option outstanding immediately prior the Effective Time (whether vested or unvested) that has an exercise price per Restricted Voting Share, determined if applicable pursuant to Section 2.3, that is less than $9.32 shall be deemed to be vested and shall be acquired for cancellation by the Company (free and clear of any Liens) in exchange for a cash payment from the Company per Restricted Voting Share equal to the amount by which $9.32 exceeds the exercise price thereof, determined if applicable pursuant to Section 2.3 (the “Option Consideration”); each such Company Option shall be cancelled and the holder of such Company Option shall cease to be a holder of Company Options, shall have his or her name removed from each applicable register and thereafter only have the right to receive the Option Consideration in accordance with Section 4.2, less any applicable amounts withheld and remitted in accordance with Section 4.4;

(ii)	each Company Option outstanding immediately prior the Effective Time (whether vested or unvested) that has an exercise price that is equal to or greater than $9.32 per Restricted Voting Share, determined if applicable pursuant to Section 2.3, shall be cancelled without consideration and the holder of such Company Options shall cease to be a holder of Company Options and shall have his or her name removed from each applicable register; and

(iii)	the Stock Option Plan and any agreements related thereto, shall be terminated and neither the Purchaser nor the Company, nor any other Person, shall have any liabilities or obligations with respect thereto, except for the payment of the Option Consideration (if applicable) in accordance with this Section 2.2(f).

(g) (i)	Each DSU outstanding immediately prior to the Effective Time (whether vested or unvested) shall be deemed to be vested and shall be cancelled and satisfied in exchange for a cash payment from the Company equal to $9.32 (the “DSU Consideration”) in accordance with Section 4.2, less amounts withheld and remitted in accordance with Section 4.4, and each holder of a DSU shall cease to be a holder of DSUs and his or her name shall be removed from each applicable register; and

(ii)	the DSU Plan and any agreements related thereto shall be terminated and neither the Purchaser nor the Company, nor any other Person, shall have any liabilities or obligations with respect thereto, except for the payment of the DSU Consideration in accordance with this Section 2.2(g).

(h)	The PSU Plan and the RSU Plan and any agreements related thereto, including any outstanding PSUs or RSUs, shall be terminated without consideration and neither the Purchaser nor the Company, nor any other Person, shall have any liabilities or obligations with respect thereto.

(i) (i)

Each Restricted Voting Share outstanding immediately prior to the Effective Time (including any Restricted Voting Shares issued upon the due exercise of any Company Options prior to the Effective Time), other than Dissent Shares, held by a Patheon Public Shareholder shall be transferred to Purchaser (free and clear of any Liens) in exchange for the Share Consideration, less any applicable amounts withheld and remitted in accordance with Section 4.4;

(ii)	the Patheon Public Shareholders, other than holders of Dissent Shares, shall cease to be holders of the Restricted Voting Shares transferred pursuant to Section 2.2(i)(i) and to have any rights as holders of such Restricted Voting Shares other than the right to be paid the Share Consideration per Restricted Voting Share in accordance with Section 4.2, and the names of the Patheon Public Shareholders shall be removed from the applicable registers of Shareholders in respect of such Restricted Voting Shares, and the Purchaser shall be recorded as the registered holder of the Restricted Voting Shares so acquired and shall be deemed to be the legal and beneficial owner thereof;

(iii)	each Dissent Share outstanding immediately prior to the Effective Time shall be deemed to be transferred to the Purchaser (free and clear of any Liens) without any further authorization, act or formality in consideration for the right to receive an amount determined and payable in accordance with Article 3 hereof less any applicable amounts withheld and remitted in accordance with Section 4.4; and

(iv)	all registered holders of Dissent Shares shall cease to be holders of such Dissent Shares and to have any rights as holders of such Dissent Shares other than the right to be paid fair value or the Share Consideration, as applicable, as set out in Section 3.1 in accordance with this Plan of Arrangement and the names of such Shareholders shall be removed from the applicable registers of Shareholders in respect of such Dissent Shares, and the Purchaser shall be recorded as the registered holder of the Dissent Shares so acquired and shall be deemed to be the legal and beneficial owner thereof.

(j)	The resignations of all directors of the Company shall become effective and the appointment of the following persons, each of whom has consented to act in such capacity, as directors of the Company shall become effective: —, —, —.

(k)	The JLL Shares shall be transferred by the holder thereof to the Purchaser (free and clear of any Liens) in exchange for one Purchaser Common Share for each JLL Share and the transferor of the JLL Shares shall be removed from the applicable registers of Shareholders, and the Purchaser shall be recorded as the registered holder of the Restricted Voting Shares so acquired and shall be deemed to be the legal and beneficial owner thereof.

(l)	Newco shall advance the Company a loan in an amount equal to the indebtedness outstanding under the Company Debt at such time in exchange for a promissory note in such amount. The Company shall use the proceeds of such loan to repay both the Secured Revolving Facility and the Secured Term Loan in full.

(m)	PII shall be dissolved and, in connection therewith, all of its property (including the shares of Newco Merger) shall be transferred to the Company, all of its liabilities shall be assumed by the Company (excluding any debt owing to the Company, which shall be extinguished without repayment) and the directors are authorized to take such steps as may be necessary or desirable in connection therewith and to send the articles of dissolution to the Director.

(n)	The Company shall repay the Newco Debt in full by simultaneously transferring to Newco, (1) the US Holdings Receivable as repayment of a corresponding dollar-for-dollar amount of the Newco Debt, together with (2) a number of the shares of Newco Merger received by the Company in step (m) above with a fair market value equal to the difference between the outstanding amount of the Newco Debt immediately prior to this step and the amount of the US Holdings Receivable at that time.

(o)	100 million Purchaser Preferred Shares, all of which are held by Newco, shall be redeemed by the Purchaser in exchange for the issuance of the Purchaser Note, and such redeemed Purchaser Preferred Shares shall thereupon be cancelled.

(p)	The Purchaser and the Company shall be amalgamated and continued as Amalco under the CBCA in accordance with the following:

(i)	Name. The name of Amalco shall be “Patheon Inc.”;

(ii)	Registered Office. The registered office of Amalco shall be located in the regional municipality of Peel. The address of the registered office of Amalco shall be 2100 Syntex Court, Mississauga, Ontario, L5N 7K9;

(iii)	Restrictions on Business. There shall be no restrictions on the business which Amalco is authorized to carry on;

(iv)	Authorized and Outstanding Capital. Amalco shall have the same authorized and outstanding share capital as the Purchaser prior to the amalgamation;

(v)	Cancellation of Company Shares. The issued and outstanding shares of the Company shall be cancelled without any repayment in the capital in respect thereof;

(vi)	Restrictions on Transfer. Shares issued by Amalco shall not be transferred without the consent of either (x) the directors evidenced by a resolution passed or signed by them and recorded in the books of Amalco; or (y) the holders of a majority in number of the outstanding voting shares of Amalco;

(vii)	Number of Directors. Amalco shall have a minimum of one director and a maximum of ten directors, until changed in accordance with the CBCA. Until changed by the shareholders of Amalco, or by the directors of Amalco if authorized by the shareholders of Amalco, the number of directors of Amalco shall be three;

(viii)	First Directors. The first directors of Amalco shall be —,— and —: The first directors of Amalco shall hold office until the first annual meeting of shareholders of Amalco (or the signing of a written resolution in lieu thereof) or until their successors are elected or appointed;

(ix)	Stated Capital. For the purposes of the CBCA, the stated capital attributable of each class of shares of Amalco shall be the same as the respective stated capital of the shares of such corresponding class of the Purchaser immediately before the amalgamation;

(x)	By-laws. The by-laws of Amalco shall be the same as those of the Purchaser;

(xi)	Effect of Amalgamation. The provisions of subsections 186(a) to (g) of the CBCA shall apply to the amalgamation with the result that:

(A)	the amalgamation of the Purchaser and the Company and their continuance as one corporation become effective;

(B)	the property of each of Purchaser and the Company continues to be the property of the Amalco;

(C)	Amalco continues to be liable for the obligations of Purchaser and the Company;

(D)	an existing cause of action, claim or liability to prosecution is unaffected;

(E)	a civil, criminal or administrative action or proceeding pending by or against either the Purchaser or the Company may be continued to be prosecuted by or against Amalco;

(F)	a conviction against, or ruling, order or judgment in favour of or against, the Purchaser or the Company may be enforced by or against Amalco; and

(G)	the articles of amalgamation are deemed to be the articles of incorporation of the Purchaser and the certificate of amalgamation is deemed to be the certificate of incorporation of the Purchaser.

(q)	All of the remaining shares of Newco Merger held by Amalco shall be transferred to Newco (i) in part as repayment in full of the Purchaser Note, and (ii) as to the balance of such remaining shares of Newco Merger, as repayment of a corresponding amount of the Newco Loan equal to the fair market value of such balance.

Section 2.3 Exchange Rate

For purposes of calculating whether there is a cash amount payable as Option Consideration pursuant to Section 2.2(f)(i), and the amount of such cash amount (if any), if the exercise price of any Company Option is denominated in Canadian dollars, the U.S. dollar equivalent of such exercise price shall be used for the purpose of calculating the Option Consideration based on the daily noon exchange rate for one Canadian dollar expressed in U.S. dollars as provided by the Bank of Canada on the Business Day immediately preceding the Effective Date.

ARTICLE 3

RIGHTS OF DISSENT

Section 3.1 Rights of Dissent

(a)	Registered holders of Restricted Voting Shares may exercise dissent rights with respect to Restricted Voting Shares held by such holders (“Dissent Rights”) in connection with the Arrangement pursuant to the procedure set forth in Section 190 of the CBCA as modified by the Interim Order, the Final Order and this Section 3.1; provided that, notwithstanding subsection 190(5) of the CBCA, the written objection to the Arrangement Resolution referred to in subsection 190(5) of the CBCA must be received by the Company no later than 5:00 p.m. (Toronto time) on the second last Business Day immediately preceding the Company Meeting, or in the case of any adjournment or postponement of the Company Meeting, by no later than 48 hours (excluding any day which is not a Business Day) prior to the time of the adjourned or postponed meeting. Registered holders of Restricted Voting Shares who duly exercise their Dissent Rights and who:

(i)	are ultimately entitled to be paid fair value for their Restricted Voting Shares, shall be deemed to have transferred such Dissent Shares to Purchaser (free and clear of all Liens) on the Effective Date as set out in Section 2.2(i)(iii) in exchange for the right to receive fair value of such Dissent Shares, which fair value, notwithstanding anything to the contrary contained in Part XV of the CBCA, shall be determined as of the close of business on the Business Day before the Arrangement Resolution was adopted, and will not be entitled to any other payment or consideration, including any payment that would be payable under the Arrangement had such holder not exercised its Dissent Rights in respect of such Dissent Shares; or

(ii)	are ultimately not entitled, for any reason, to be paid fair value for their Restricted Voting Shares, shall be deemed to have participated in the Arrangement on the same basis as Patheon Public Shareholder that had not exercised Dissent Rights and shall be entitled to receive only the Share Consideration as contemplated in Section 2.2(i)(i) hereof that such Shareholder would have received pursuant to the Arrangement if such Shareholder had not exercised Dissent Rights.

(b)	In no circumstance shall the Company (or its successors), the Purchaser (or its successors), the Depositary, the registrar and transfer agent for the Restricted Voting Shares or any other Person be required to recognize:

(i)	a Person purporting to exercise Dissent Rights unless such Person is the registered holder of those Restricted Voting Shares in respect of which such rights are sought to be exercised; or

(ii)	holders of Restricted Voting Shares who exercise Dissent Rights as holders of Restricted Voting Shares after the Effective Time, and the names of such holders of Restricted Voting Shares who exercise Dissent Rights shall be deleted from the Company’s securities registers as holders of Restricted Voting Shares at the Effective Time.

(c)	In addition to any other restrictions under Section 190 of the CBCA, none of the following shall be entitled to exercise Dissent Rights: (i) holders of Company Options, DSUs, RSUs or PSUs; and (ii) holders of Restricted Voting Shares who vote or have instructed a proxyholder to vote such Restricted Voting Shares in favour of the Arrangement Resolution (but only in respect of such Restricted Voting Shares).

ARTICLE 4

PAYMENT OF CONSIDERATION

Section 4.1 Letter of Transmittal and Other Instructions

At the time of mailing the Company Circular or as soon as practicable thereafter, the Company shall forward, or cause to be forwarded, to each registered Shareholder and each Plan Participant at the address of such person as it appears on the register maintained by or on behalf of the Company in respect of the holders of Restricted Voting Shares or Company Options or DSUs, as the case may be, a Letter of Transmittal in the case of the holders of Restricted Voting Shares and, in the case of Plan Participants, instructions, if any, for obtaining delivery of the Option Consideration or DSU Consideration payable to Plan Participants, as applicable, following the Effective Date pursuant to this Plan of Arrangement.

Section 4.2 Exchange of Certificates for Cash

(a)	The Purchaser shall deposit, or arrange to be deposited, the aggregate Share Consideration payable to Patheon Public Shareholders with the Depositary in accordance with the Arrangement Agreement to be held in escrow by the Depositary until the Effective Time. After release from escrow at the Effective Time, the cash deposited with the Depositary shall be held in an interest-bearing account for payment in accordance with this Plan of Arrangement, and any interest earned on such funds shall be for the account of the Purchaser.

(b)	Upon surrender to the Depositary for cancellation of a certificate which immediately prior to the Effective Time represented outstanding Restricted Voting Shares that were transferred pursuant to Section 2.2(i)(i), together with a duly completed and executed Letter of Transmittal and such additional documents and instruments as the Depositary may reasonably require, the former Patheon Public Shareholder of the Restricted Voting Shares represented by such surrendered certificate shall be entitled to receive in exchange therefor, and the Depositary shall deliver to such former Patheon Public Shareholder as soon as practicable after the Effective Time, a cheque or electronic payment representing the aggregate Share Consideration that such Patheon Public Shareholder has the right to receive under the Arrangement for such Restricted Voting Shares, less any applicable amounts withheld pursuant to Section 4.4, and any certificate so surrendered shall forthwith be cancelled. Until surrendered as contemplated by this Section 4.2, each certificate which immediately prior to the Effective Time represented any Restricted Voting Shares shall be deemed after the Effective Time to represent only the right to receive upon such surrender a cash payment in lieu of such certificate as contemplated in this Section 4.2, less any applicable amounts withheld pursuant to Section 4.4. Any such certificate formerly representing Restricted Voting Shares not duly surrendered on or before the sixth anniversary of the Effective Date shall cease to represent a claim by or interest of any former Patheon Public Shareholder of any kind or nature against or in the Company or the Purchaser. On such anniversary date, all certificates representing Restricted Voting Shares shall be deemed to have been surrendered to the Purchaser and cash to which such former holder was entitled, together with any entitlements to dividends, distributions and interest thereon, shall be deemed to have been surrendered to the Purchaser or any successor thereof for no consideration.

(c)	On or as soon as practicable after the Effective Date, the Company shall pay the amounts, net of applicable withholdings, to be paid to holders of Company Options pursuant to this Plan of

Arrangement, either (i) pursuant to the normal payroll practices and procedures of the Company, or (ii) by cheque delivered to such holder of Company Options, as reflected on the register maintained by or on behalf of the Company in respect of the Company Options. The Company shall pay the amounts, net of any applicable withholdings, to be paid to the holders of DSUs at the time and in accordance with the terms of the DSU Plan, unless the holder provides the Company with a written request that such payment be made as soon as practicable after the Effective Date and such request includes the holder’s acknowledgment of all resulting tax consequences of such request, in which case the Company shall make such payment to such holder in accordance with such request either (x) pursuant to the normal payroll practices and procedures of the Company, or (y) by cheque delivered to such holder.

(d)	Any payment made by way of cheque by the Depositary (or, if applicable, the Company) pursuant to this Plan of Arrangement that has not been deposited or has been returned to the Depositary (or, if applicable, the Company) or that otherwise remains unclaimed, in each case on or before the second anniversary of the Effective Date, shall cease to represent a right or claim of any kind or nature and the right of the Shareholder or Plan Participant to receive the consideration for Restricted Voting Shares or Company Options and DSUs, as the case may be, pursuant to this Plan of Arrangement shall terminate and be deemed to be surrendered and forfeited to the Purchaser or any successor thereof for no consideration.

(e)	No holder of Restricted Voting Shares, Company Options or DSUs shall be entitled to receive any consideration with respect to such Restricted Voting Shares, Company Options or DSUs other than any cash payment to which such holder is entitled to receive in accordance with Section 2.2 and this Section 4.2 and, for greater certainty, no such holder will be entitled to receive any interest, dividends, premium or other payment or distribution in connection therewith.

Section 4.3 Lost Certificates

In the event any certificate which immediately prior to the Effective Time represented one or more outstanding Restricted Voting Shares that were exchanged pursuant to Section 2.2 shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the Shareholder claiming such certificate to be lost, stolen or destroyed, the Depositary will issue in exchange for such lost, stolen or destroyed certificate, cash deliverable in accordance with Section 2.2 and such Shareholder’s Letter of Transmittal. When authorizing such payment in exchange for any lost, stolen or destroyed certificate, the Shareholder to whom cash is to be issued shall, as a condition precedent to the issuance thereof, give a bond satisfactory to the Purchaser, the Company (and its transfer agents) and the Depositary in such sum as the Purchaser may direct, or otherwise indemnify the Company and the Purchaser in a manner satisfactory to the Purchaser against any claim that may be made against the Company or Purchaser with respect to the certificate alleged to have been lost, stolen or destroyed.

Section 4.4 Withholding Rights

The Company, the Purchaser and the Depositary shall be entitled to deduct and withhold from any dividend or consideration otherwise payable to any Shareholder or Plan Participant such amounts as the Company, the Purchaser or the Depositary is required or permitted to deduct and withhold with respect to such payment under the Tax Act, the United States Internal Revenue Code of 1986, or any provision of federal, provincial, state, local or foreign tax law, in each case, as amended. To the extent that amounts are so withheld, such withheld amounts shall be treated for all purposes hereof as having been paid to the holder of the Restricted Voting Shares, Company Options or DSUs in respect of which such deduction and withholding was made, provided that such withheld amounts are actually remitted to the appropriate Governmental Entity.

ARTICLE 5

AMENDMENT

Section 5.1 Amendment

(a)	The Purchaser and the Company may amend, modify and/or supplement this Plan of Arrangement at any time and from time to time prior to the Effective Time, provided that any such amendment, modification or supplement must be approved by each of the Purchaser and the Company in a written document which is filed with the Court and, if made following the Company Meeting, approved by the Court and communicated to Shareholders in the manner required by the Court (if so required).

(b)	Any amendment, modification or supplement to this Plan of Arrangement which is directed by the Court following the Company Meeting shall be effective only if (i) it is consented to in writing by the Purchaser and the Company (in each case, acting reasonably), and (ii) if required by the Court, it is consented to by the Shareholders in the manner directed by the Court.

(c)	Any amendment, modification or supplement to this Plan of Arrangement may be proposed by the Company or the Purchaser at any time prior to the Company Meeting (provided that the Company and the Purchaser shall have consented thereto) with or without any other prior notice or communication, and if so proposed and accepted by the Persons voting at the Company Meeting (other than as may be required under the Interim Order), shall become part of this Plan of Arrangement for all purposes.

(d)	This Plan of Arrangement may be withdrawn prior to the occurrence of any of the events in Section 2.2 in accordance with the terms of the Arrangement Agreement.

(e)	Any amendment, modification or supplement to this Plan of Arrangement may be made following the Effective Date unilaterally by the Purchaser, provided that it concerns a matter which, in the reasonable opinion of the Purchaser, is of an administrative nature required to better give effect to the implementation of this Plan of Arrangement and is not adverse to the economic interest of any former Shareholder.

ARTICLE 6

GENERAL

Section 6.1 Paramountcy

From and after the Effective Time: (i) this Plan of Arrangement shall take precedence and priority over any and all Restricted Voting Shares, Company Options and DSUs issued prior to the Effective Time, and (ii) the rights and obligations of the holders of Restricted Voting Shares, Special Preferred Voting Shares, Company Options, DSUs, PSUs and RSUs and the Company, the Purchaser, the Depositary, the registrar and transfer agent for the Restricted Voting Shares, and any other Person having any right, title or interest in or to the Restricted Voting Shares, Special Preferred Voting Shares, Company Options, DSUs, PSUs and RSUs shall be solely as provided for in this Plan of Arrangement.

Section 6.2 Other Documents and Instruments

Notwithstanding that the transactions or events set out herein shall occur and shall be deemed to occur in the order set out in this Plan of Arrangement without any further authorization, act or formality, the Company and the Purchaser shall make, do and execute, or cause to be made, done and executed, all such further acts, deeds, agreements, transfers, assurances, instruments or documents as may reasonably be required by either of them in order further to document or evidence any of the transactions or events set out herein including any resolutions of directors authorizing the issue, exchange, transfer, purchase for cancellation or donation of shares and any share transfer powers evidencing the transfer of shares and any receipts therefor.

SCHEDULE B

ARRANGEMENT RESOLUTION

OF THE HOLDERS OF RESTRICTED VOTING SHARES

OF PATHEON INC.

BE IT RESOLVED AS A SPECIAL RESOLUTION THAT:

1. The arrangement (the “Arrangement”) under section 192 of the Canada Business Corporations Act (the “CBCA”) involving Patheon Inc. (the “Corporation”) pursuant to the arrangement agreement between the Corporation and JLL/Delta Patheon Holdings, L.P. dated —, 201— (as may be amended, modified, restated, novated or supplemented from time to time in accordance with its terms, the “Arrangement Agreement”), all as more particularly described and set forth in the management information circular of the Corporation dated —, 201— (the “Circular”) accompanying the notice of this meeting (as the Arrangement may be, or may have been, amended, modified, restated, novated or supplemented from time to time in accordance with its terms), is hereby authorized, approved and adopted.

2. The plan of arrangement, as it may be, or may have been, amended, modified, restated, novated or supplemented in accordance with the Arrangement Agreement and its terms, involving the Corporation (the “Plan of Arrangement”), the full text of which is set out in Schedule A to the Arrangement Agreement, is hereby authorized, approved and adopted.

3. The Arrangement Agreement and all the transactions contemplated therein, the actions of the directors of the Corporation in approving the Arrangement and the actions of the directors and officers of the Corporation in executing and delivering the Arrangement Agreement and any modifications, supplements or amendments thereto are hereby ratified and approved.

4. Notwithstanding that this resolution has been passed (and the Arrangement authorized, approved and adopted) by the holders of the restricted voting shares of the Corporation (the “Shareholders”) or that the Arrangement has been approved by the Ontario Superior Court of Justice (Commercial List) (the “Court”), the directors of the Corporation are hereby authorized and empowered, at their discretion, without further notice to, or approval of, the Shareholders: (i) to amend or modify the Arrangement Agreement or the Plan of Arrangement to the extent permitted by the Arrangement Agreement; and (ii) subject to the terms of the Arrangement Agreement, not to proceed with the Arrangement, as well as any related transactions.

5. The Corporation is authorized to apply for a final order from the Court to approve the Arrangement on terms set forth in the Arrangement Agreement and the Plan of Arrangement.

6. Any officer or director of the Corporation is hereby authorized and directed, for and on behalf of the Corporation, to execute, under the corporate seal of the Corporation or otherwise, and to deliver or cause to be delivered for filing with the Director under the CBCA, articles of arrangement and such other documents as are necessary or desirable to give effect to the Arrangement and the Plan of Arrangement in accordance with the Arrangement Agreement, such determination to be conclusively evidenced by the execution and delivery of such articles of arrangement and any such other documents.

7. Any officer or director of the Corporation is hereby authorized and directed, for and on behalf of the Corporation, to execute or cause to be executed and to deliver or cause to be delivered all such other documents and instruments and to perform or cause to be performed all such other acts and things as, in such person’s opinion, may be necessary or desirable to give full force and effect to the foregoing resolutions and the matters authorized thereby, such determination to be conclusively evidenced by the execution and delivery of such other document or instrument or the doing of any other such act or thing.

SCHEDULE C

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

(1)	Organization and Qualification. The Company and each of its Subsidiaries is a legal entity duly organized, and, except as disclosed in Section 1 of the Company Disclosure Letter, is validly existing and in good standing (to the extent such concept is recognized) under the Laws of the jurisdiction of its incorporation, organization or formation, as applicable, and has all requisite power and authority to own, lease and operate its assets and properties and conduct its business as now owned and conducted. The Company and each of its Subsidiaries is duly qualified, licensed or registered to carry on its business as it is now being conducted and is in good standing (to the extent such concept is recognized) in each jurisdiction in which the character of its assets and properties, owned, leased, licensed or otherwise held, or the nature of its activities make such qualification, licensing or registration necessary, and has all Authorizations required to own, lease and operate its properties and assets and to conduct its business as now owned and conducted, except where the failure to be so qualified, licensed or registered or in good standing would not reasonably be expected to be material to the business of the Company and its Subsidiaries taken as a whole or materially impair or materially delay the ability of the Company to consummate the Arrangement.

(2)	Corporate Authorization. The Company has the requisite corporate power and authority to enter into and perform its obligations under this Agreement and the Plan of Arrangement. The execution, delivery and performance by the Company of its obligations under this Agreement and the consummation of the Arrangement and the other transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action on the part of the Company, and no other corporate proceedings on the part of the Company are necessary to authorize this Agreement or the consummation of the Arrangement and the other transactions contemplated hereby or thereby other than the approval of the Company Circular and other documents relating thereto by the Board, the approval by the Shareholders in the manner required by the Interim Order and Law, and approval by the Court.

(3)	Execution and Binding Obligation. This Agreement has been duly executed and delivered by the Company, and constitutes a legal, valid and binding agreement of the Company enforceable against it by the Purchaser in accordance with its terms except as enforcement thereof may be limited under bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium or other Laws affecting the enforcement of creditors’ rights generally and the discretion that a court may exercise in the granting of equitable remedies such as specific performance and injunction.

(4)	Governmental Authorization. Based, in relation to (iv) and (v) below, on information as to the ownership of the Purchaser and its affiliates (other than the Company and any of its Subsidiaries) provided to the Company by the Purchaser, the execution, delivery and performance by the Company of its obligations under this Agreement and the consummation of the Arrangement do not require any Authorization or other action by or in respect of, or filing with, or notification to, any Governmental Entity by the Company or by any of its Subsidiaries other than: (i) the Interim Order and any approvals required by the Interim Order; (ii) the Final Order; (iii) filings with the Director under the CBCA; (iv) the Regulatory Approvals; (v) compliance with applicable Securities Laws and filings with the Securities Authorities or the Exchange; and (vi) any action or filings the absence of which would not reasonably be expected to prevent or materially restrict or delay consummation of the transactions contemplated by this Agreement on or prior to the Outside Date.

(5)	Non-Contravention. The execution, delivery and performance by the Company of its obligations under this Agreement and the consummation of the Arrangement and the transactions thereunder (other than any such transactions not required for the consummation of the Arrangement and the transaction thereunder undertaken at the request of the Purchaser or any of the Purchaser Parties) do not and will not (or would not with the giving of notice, the lapse of time or the happening of any other event or condition):

(a)	contravene, conflict with, or result in any violation or breach of the Company’s Constating Documents or the organizational documents of any of its Subsidiaries;

(b)	assuming compliance with the matters referred to in Section (4) above and approval and adoption of the Arrangement Resolutions by the Shareholders at the Company Meeting, contravene, conflict with or result in a violation or breach of Law in any material respect;

(c)	based on information as to the ownership of the Purchaser and its affiliates (other than the Company and any of its Subsidiaries) provided to the Company by the Purchaser, except as disclosed in Section 5(c) of the Company Disclosure Letter and except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, allow any Person to exercise any rights, require any consent or other action by any Person, or constitute a default under, or cause or permit the termination, cancellation, acceleration or other change of any right or obligation or the loss of any material benefit to which the Company or any of its Subsidiaries is entitled (including by triggering any rights of first refusal or first offer, change in control provision or other restriction or limitation) under any Material Contract or any Authorization;

(d)	based on information as to the ownership of the Purchaser and its affiliates (other than the Company and any of its Subsidiaries) provided to the Company by the Purchaser, except as disclosed in Section 5(d) of the Company Disclosure Letter (i) result in any material payment (including retention, severance, unemployment compensation, golden parachute, bonus or otherwise) becoming due to any current or former director, officer or employee of the Company or any of its Subsidiaries, (ii) materially increase any compensation or benefit payable to such director, officer or employee by the Company or any of its Subsidiaries, or result in the acceleration of the time of payment, vesting or funding of any such compensation or benefits, or (iii) result in any material new obligation pursuant to any Employee Plan; or

(e)	except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, result in the creation or imposition of any Lien upon any of the properties or assets of the Company or its Subsidiaries.

(6)	Capitalization.

(a)	The authorized capital of the Company consists of an unlimited number of Restricted Voting Shares and an unlimited number of preferred shares, issuable in series, of which 76,500 Class I Preferred Shares, Series A, 9,175 Class I Preferred Shares, Series B, 150,000 Class I Preferred Shares, Series C, and 150,000 Special Preferred Voting Shares have been authorized for issuance. As of close of business on the date of this Agreement, there were: (i) 140,930,525 Restricted Voting Shares issued and outstanding; (ii) 150,000 Special Preferred Voting Shares issued and outstanding; (iii) Company Options to acquire an aggregate of 11,017,225 Restricted Voting Shares; and (iv) assuming forfeiture of DSUs held by JLL Nominees, 459,476.46 DSUs (which are not convertible into securities of the Company). Except for the Restricted Voting Shares and the Special Preferred Voting Shares, there are no other shares of any class or series in the capital of the Company outstanding. Except for this Agreement and the Company Options and the DSUs (which DSUs are not convertible into securities of the Company), there are no RSUs, PSUs, options, warrants or convertible securities or other rights, shareholder rights plans, agreements or commitments granted by the Company or any Subsidiary of any character whatsoever (pre-emptive, contingent or otherwise) requiring or which may require the issuance, sale or transfer by the Company or any of its Subsidiaries of any securities of the Company or any of its Subsidiaries (including Restricted Voting Shares and Special Preferred Voting Shares) or any securities convertible into, or exchangeable or exercisable for, or otherwise evidencing a right to subscribe for or acquire, any securities of or other equity or voting interests in the Company or any of its Subsidiaries (including Restricted Voting Shares and Special Preferred Voting Shares), provided that the Company may have a right to subscribe for or acquire, any securities of or other equity or voting interests in any of the Subsidiaries.

(b)	All outstanding Restricted Voting Shares have been duly authorized and validly issued, are fully paid and non-assessable. All of the Restricted Voting Shares issuable upon the exercise of Company

Options have been duly authorized and, upon issuance in accordance with their respective terms, will be validly issued, fully paid and non-assessable and are not and will not be subject to or issued in violation of, any pre-emptive rights granted by the Company. Other than as set out in Section 6(b) of the Company Disclosure Letter, there are no outstanding contractual or other obligations of the Company or any of its Subsidiaries to repurchase, redeem or otherwise acquire any of the Company’s or any of its Subsidiaries’ securities, or qualify securities for public distribution in Canada or elsewhere. Other than the Restricted Voting Shares, there are no securities or other instruments or obligations of the Company or of any of its Subsidiaries that carry (or which are convertible into, or exchangeable for, securities having) the right to vote generally with the Shareholders on any matter. There are no outstanding contractual or other obligations of the Company with respect to the voting or disposition of any outstanding securities of any of its Subsidiaries that are held by any Person other than the Company or one of its Subsidiaries. There are no outstanding bonds, debentures or other evidences of indebtedness of the Company or any of its Subsidiaries having the right to vote with the holders of the Restricted Voting Shares on any matters. Other than as disclosed in Section 6(b) of the Company Disclosure Letter, neither the Company nor any of its Subsidiaries is a party to any voting agreements with respect to any shares in the capital of or other equity or voting interests in the Company or any of its Subsidiaries and, to the knowledge of the Company, as of the date hereof, other than the Voting Agreements, there are no irrevocable proxies and no voting agreements with respect to any shares in the capital of, or other equity or voting interests in, the Company or any of its Subsidiaries. All outstanding Restricted Voting Shares have been issued, and all Company Options and DSUs have been granted, in compliance with all applicable Securities Laws and other Laws, other than such non-compliance which would not reasonably be expected to prevent, delay or otherwise impede the consummation of the Arrangement or the transactions contemplated by this Agreement.

(c)	Section 6(c) of the Company Disclosure Letter sets forth as of the close of business on the date of this Agreement, in respect of each Company Option: (i) the number of Restricted Voting Shares issuable therefor; (ii) the purchase price payable therefore upon exercise, as applicable; (iii) the date of grant; (iv) the date of expiry; (v) the name of the registered holder, identifying whether such holder is not an employee of the Company or of its Subsidiaries; and (vi) the extent to which such Company Option is vested and are exercisable. Section 6(c) of the Company Disclosure Letter sets forth as of the close of business on the date of this Agreement, in respect of the DSUs: (i) the names of the holders of the DSUs; (ii) the number of DSUs held by each holder; and (iii) the aggregate value of the DSUs held by each holder, calculated as of October 31, 2013.

(d)	As of the date of this Agreement, all dividends on securities of the Company that have been declared or authorized have been paid in full.

(7)	Shareholders’ and Similar Agreements. Neither the Company nor any of its Subsidiaries is a party to any unanimous shareholders agreement or, except as set forth in Section 7 of the Company Disclosure Letter, the Voting Agreements and the Special Preferred Voting Shareholder Resolution, to any shareholder, pooling, voting, or other similar arrangement or agreement relating to the ownership or voting of any of the securities of the Company or of any of its Subsidiaries or pursuant to which any Person (other than the Company in relation to its Subsidiaries) may have any right or claim in connection with any existing or past equity interest in the Company or in any of its Subsidiaries.

(8)	Corporate Records. The corporate minute books of the Company and each of its Subsidiaries are complete and reflect all proceedings of the directors, the committees of directors and the securityholders thereof up to the date hereof, with the exception of such minutes that have not been finalized. The Company’s Constating Documents and the organizational documents of its Material Subsidiaries made available to the Purchaser in the Data Room are complete and correct copies of all such documents.

(9)	Subsidiaries.

(a)	The following information with respect to each Subsidiary of the Company is accurately set out in Section 9(a) of the Company Disclosure Letter: (i) its name; (ii) the number, type and principal amount, as applicable, of its outstanding equity securities or other equity interests and a list of registered holders of capital stock or other equity interests; and (iii) its jurisdiction of incorporation, organization or formation.

(b)	The Material Subsidiaries are the only Subsidiaries of the Company that (i) have assets in excess of $5 million; or (ii) Liabilities in excess of $5 million, in each case as of the date of this Agreement.

(c)	The Company is, directly or indirectly, the registered and beneficial owner of all of the outstanding common shares or other equity interests of each of its Subsidiaries, free and clear of any Liens, other than Permitted Liens identified in subsection (h) and (i) of the definition of Permitted Liens and Liens arising under the Securities Laws, all such shares or other equity interests so owned directly or indirectly by the Company have been validly issued and are fully paid and non-assessable, as the case may be, and no such shares or other equity interests have been issued in violation of any pre-emptive or similar rights. Other than as set out in Section 9(c) of the Company Disclosure Letter, except for the shares or other equity interests owned by the Company in any Subsidiary, the Company does not own, beneficially or of record, any equity interests of any kind in any other Person.

(10)	Securities Law Matters. The Company is a “reporting issuer” under the Securities Laws of each of the provinces and territories of Canada. The Restricted Voting Shares are registered under the Exchange Act, and the Company is subject to ongoing reporting obligations pursuant to section 15(d) of the Exchange Act. The Restricted Voting Shares are listed and posted for trading on the Exchange. The Company is not in material default of any requirements of any Securities Laws or the rules and regulations of the Exchange. The Company has not taken any action to cease to be a reporting issuer in any province of Canada nor has the Company received notification from any Securities Authority seeking to revoke the reporting issuer status of the Company. No delisting, suspension of trading or cease trade or other order or restriction with respect to any securities of the Company is pending, in effect, has been threatened, or is expected to be implemented or undertaken, other than pursuant to the transactions contemplated by this Agreement and the Plan of Arrangement, and the Company, to its knowledge on the date of this Agreement, is not subject to any Proceeding relating to any such order or restriction. Since November 1, 2010, the Company has timely filed with the Securities Authorities and the Exchange all material forms, reports, schedules, statements and other documents required to be filed by the Company with the Securities Authorities and the Exchange. The documents comprising the Company Filings complied as filed in all material respects with Law as of the date filed and did not, as of the date filed (or, if amended or superseded by a subsequent filing prior to the date of this Agreement, on the date of such filing), contain any Misrepresentation. As of the date of this Agreement, the Company has not filed any confidential material change report (which at the date of this Agreement remains confidential). As of the date of this Agreement, to the knowledge of the Company, there are no outstanding or unresolved comments in comment letters from any Securities Authority with respect to any of the Company Filings and, to the knowledge of the Company, neither the Company nor any of the Company Filings is the subject of an ongoing review or investigation by any Securities Authority or the Exchange.

(11)	Financial Statements.

(a)

The audited consolidated financial statements for the fiscal year ended October 31, 2012 and the consolidated interim financial statements of the Company for the period ended July 31, 2013 (including, in each case, any of the notes or schedules to and, as applicable, the auditor’s report on such financial statements) as presented in the Company Filings: (i) were prepared in accordance with Law and, except to the extent noted therein, GAAP applied on a consistent basis; (ii) complied as to form in all material respects with applicable accounting requirements in the United States; and (iii) fairly present in all material respects the consolidated financial position, the consolidated results of operations and cash flows of the Company and its Subsidiaries as of their respective dates and for the periods ended as indicated therein (except as may be expressly indicated in the notes to such financial statements). The Company does not intend to correct or restate, nor, to the knowledge of the Company is there any requirement for any correction or restatement of, any material aspect of any of the financial statements referred to in this Section (11) pursuant to Law or GAAP. There are no, nor are there any commitments to become a party to, any off-balance sheet transaction, arrangement, obligation (including contingent obligations) or other relationship of the Company or of any of its Subsidiaries with unconsolidated entities or other Persons.

(b)	The financial books, records and accounts of the Company and each of its Subsidiaries: (i) have been maintained, in all respects, in accordance with GAAP applied on a consistent basis; (ii) accurately and fairly reflect all the material transactions, acquisitions and dispositions of the Company and its Subsidiaries; and (iii) accurately and fairly reflect in all material respects, the basis of the Company’s financial statements referenced in paragraph (a) above.

(12)	Disclosure Controls and Internal Control over Financial Reporting.

(a)	The Company’s system of internal controls over financial reporting (as defined in Rules 13a-15(f) and 15d-15(f) under the Exchange Act) is sufficient to provide reasonable assurance (i) that material transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP, (ii) that material receipts and material expenditures are executed in accordance with the authorization of Company management, and (iii) that any unauthorized use, acquisition or disposition of the Company’s assets that would materially affect the Company’s financial statements would be prevented or detected in a timely manner. Since July 31, 2013, none of the Company, its Subsidiaries nor, to the knowledge of the Company, the Company’s independent registered accountant has identified or been made aware of: (A) any significant deficiency or material weakness in the design or operation of internal controls over financial reporting utilized by the Company; (B) any illegal act or fraud, whether or not material, that involves the management or other employees of the Company or any of its Subsidiaries; or (C) any claim or allegation regarding any of the foregoing.

(b)	The Company’s “disclosure controls and procedures” (as defined in Rules 13a-15(e) and 15d-15(e) under the Exchange Act) are reasonably designed to ensure that (i) all information (both financial and non-financial) required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported to the individuals responsible for preparing such reports within the time periods specified in the rules and forms of the SEC and (ii) all such information is accumulated and communicated to the Company’s management as appropriate to allow timely decisions regarding required disclosure and to make the certifications of the principal executive officer and principal financial officer of the Company required under the Exchange Act with respect to such reports.

(13)	No Undisclosed Liabilities. There are no Liabilities of the Company or of any of its Subsidiaries, other than Liabilities: (i) disclosed in the Company Balance Sheet or in the notes thereto; (ii) incurred in the Ordinary Course since July 31, 2013; (iii) in respect of transaction expenses or other Liabilities incurred in connection with this Agreement; or (iv) that are not material to the financial condition of the Company and its Subsidiaries taken as a whole. The principal amount of all indebtedness for borrowed money of the Company and its Subsidiaries as of the date of this Agreement, including capital leases, is disclosed in Section 13 of the Company Disclosure Letter.

(14)

Indebtedness. Other than the Secured Revolving Facility and the Secured Term Loan, and as set out in Section 14 of the Company Disclosure Letter, neither the Company nor any of its Subsidiaries has any outstanding indebtedness or liability for Financial Indebtedness (other than intercompany indebtedness). The amounts outstanding under each of the Secured Revolving Facility and the Secured Term Loan, and related to other material Financial Indebtedness, as of July 31, 2013 are set out in Section 14 of the Company Disclosure Letter. The Company has redeemed all of the Senior Secured Notes and has been released from its obligations under the Senior Secured Notes and the indenture governing the Senior Secured Notes. Other than as disclosed in Section 14 of the Company Disclosure Letter, all of the outstanding Financial Indebtedness of the Company or any of its Subsidiaries is prepayable without prepayment penalty or premium, and no Financial Indebtedness of the Company or any of its Subsidiaries contains any restriction upon the incurrence of Financial Indebtedness by the Company or any of its Subsidiaries or restricts the ability of the Company or any of its Subsidiaries to grant any Liens on its properties or assets. No outstanding Financial Indebtedness of the Company or any of its Subsidiaries to any third party has become repayable before its stated maturity date, nor has any security in respect of such indebtedness become enforceable, by reason of default by the Company or any of its Subsidiaries, and no event has occurred or is, to the knowledge of the Company, impending which, with the lapse of time or the fulfillment of any condition or the giving of notice or the compliance with any other formality may result in any such Financial Indebtedness becoming so repayable before its stated maturity date or any such security becoming enforceable and, so far as the Company is aware, no person to whom any Financial Indebtedness of the Company or any of its Subsidiaries is owed which is repayable on demand has demanded or threatened to demand repayment of, or to take any steps to enforce any security for the same, in each case which would have or which would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(15)	Solvency. The Company and its Subsidiaries are Solvent on a consolidated basis.

(16)	Bankruptcy.

(a)	There is no bankruptcy, liquidation, winding-up or other similar proceeding pending or in progress against the Company or any of its Material Subsidiaries.

(b)	To the knowledge of the Company, there is no bankruptcy, liquidation, winding-up or other similar proceeding threatened against the Company or any of its Material Subsidiaries.

(17)	Absence of Certain Changes. Since July 31, 2013: (i) other than as set out in Section 17 of the Company Disclosure Letter and other than in respect of the transactions contemplated in this Agreement, the business of the Company and its Subsidiaries has been conducted only in the Ordinary Course; and (ii) there has not been a Material Adverse Effect.

(18)	Absence of Defaults. Neither the Company nor any of its Material Subsidiaries is, or with the giving of notice or lapse of time or both would be in violation of (A) the Company’s Constating Documents, or (B) any Order, except in respect of any Order, such violations as would not be expected to be material to the business and affairs of the Company and its Subsidiaries, taken as a whole.

(19)	Compliance with Laws. The Company and each of its Subsidiaries is, and since November 1, 2011, has been in compliance with Laws in Canada, the United States and other jurisdictions where the Company or any of its Subsidiaries have operations, other than any non-compliance which, individually or in the aggregate would not reasonably be expected to be material to the business and affairs of the Company, taken as a whole. Since November 1, 2011 neither the Company nor any of its Subsidiaries (i) has been convicted of, or charged with, any crime, or (ii) is under any investigation with respect to, or threatened to be charged with, or has received notice of, any violation of any Law which individually or in the aggregate would reasonably be expected to be material to the business of the Company and its Subsidiaries taken as a whole.

(20)

Authorizations and Licenses. The Company and each of its Subsidiaries own, possess or have obtained all Authorizations that are required by Law in connection with the operation of the business of the Company and of each of its Subsidiaries as conducted at the date of this Agreement, or in connection with the ownership, operation or use of the Company’s or any of its Subsidiaries assets (whether real, personal or mixed and whether tangible or intangible), except where failure to obtain such Authorizations would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The Company or its Subsidiaries, as applicable, lawfully hold, own or use, and have complied, in all material respects, with, all such Authorizations. Except as set out in Section 20 of the Company Disclosure Letter, each such Authorization is valid and in full force and effect, and is renewable by its terms or in the Ordinary Course.

(21)	Material Contracts.

(a)	Section 21(a) of the Company Disclosure Letter sets out a complete and accurate list of all Material Contracts as of the date hereof. Except as set out in Section 21(a) of the Company Disclosure Letter, true and complete copies of the Material Contracts have been disclosed in the Data Room or otherwise provided to Purchaser or its Representatives, with such redactions in such Material Contracts undertaken to protect competitively sensitive information. No Material Contract has been rescinded, terminated (other than due to the term of such Material Contract having expired due to lapse of time) or materially modified in a manner that is adverse to the Company.

(b)	Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, each Material Contract is legal, valid, binding and in full force and effect and is enforceable by the Company or a Subsidiary of the Company, as applicable, in accordance with its terms (subject to bankruptcy, insolvency and other Laws affecting creditors’ rights generally, and to general principles of equity).

(c)	Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, neither the Company nor any of its Subsidiaries is in breach or default under any Material Contract, nor does there exist any condition that with the passage of time or the giving of notice or both would result in such a breach or default.

(d)	Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, (i) none of the Company or any of its Subsidiaries has received any notice (whether written or oral) of any breach or default by it or another party under any Material Contract, and (ii) there does not exist any condition which with the passage of time or the giving of notice or both would result in such a breach or default under any Material Contract by any other party to a Material Contract.

(e)	Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, none of the Company or any of its Subsidiaries has received any notice (whether written or oral), that any party to a Material Contract intends to cancel, terminate or otherwise modify or not renew its relationship with the Company or with any of its Subsidiaries, and, to the knowledge of the Company as of the date hereof, no such action has been threatened.

(22)	Real Property

(a)	The legal or municipal address of each material parcel of real or immovable property owned by the Company or any of its Subsidiaries is set out in Section 22(a) of the Company Disclosure Letter. The Company or one of its Subsidiaries, as applicable, has valid, good and marketable title to all real or immovable property owned by the Company or its Subsidiaries free and clear of any Liens, except for Permitted Liens, and there are no outstanding options or rights of first refusal to purchase such properties, or any portion thereof or interest therein, in each case except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(b)

A true and accurate list of each lease, sublease, license or occupancy agreement for real or immovable property leased, subleased, licensed or occupied by the Company or any of its Subsidiaries and under which it has obligations in excess of $400 thousand per year or $2 million in the aggregate, is set out in Section 22(b) of the Company Disclosure Letter (“Material Leases”). Each Material Lease is valid, legally binding and enforceable against the Company or its Subsidiary, as applicable, and, to the knowledge of the Company or its Subsidiary as of the date hereof, the other parties thereto, in accordance with its terms and is in full force and effect, true and complete copies of which (including all related amendments, supplements, notices and ancillary agreements) have been disclosed in the Data Room or otherwise provided to Purchaser or its Representatives, and none of the Company or any of its Subsidiaries is in breach of, or default under, such Material Lease which, with notice, lapse of time or both, would constitute such a breach or default by the Company or any of its Subsidiaries or permit termination, modification or acceleration by any third party thereunder, other than such failures to be valid, legally binding, enforceable or such breaches as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. None of the Material Leases have been assigned by the Company or any of its Subsidiaries in favour of any Person or sublet or sublicensed.

(23)	Personal Property.

(a)	The Company and its Subsidiaries have valid, good and marketable title to all material personal or movable property which the Company or any of its Subsidiaries purports to own, free and clear of all Liens (other than Permitted Liens).

(b)	The Company and its Subsidiaries, as lessees, have the right under valid and subsisting leases to use, possess and control all personal or movable property leased by and material to the Company or any of its Subsidiaries (taken as a whole) as used, possessed and controlled by the Company or its Subsidiaries, as applicable, in each case except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(24)	Intellectual Property.

(a)	Section 24(a) of the Company Disclosure Letter contains a true, accurate and complete list of the worldwide registered Intellectual Property of the Company and its Subsidiaries comprising (i) issued patents or patent applications; (ii) registered trademarks or trademark registration applications; or (iii) registered copyrights owned or used by the Company or any of its Subsidiaries.

(b)	Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, the Intellectual Property owned by or licensed to the Company and its Subsidiaries comprises all Material IPRs. Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, the Company has the right and authority to use, and the Purchaser will be entitled to continue to use following the Effective Time, all such Material IPRs in connection with the conduct of the business of the Company and its Subsidiaries in the manner conducted by the Company and its Subsidiaries on the date of this Agreement.

(c)	Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, the Material IPRs which are not owned by the Company or its Subsidiaries are used by the Company or its Subsidiaries with the consent of or licence from the apparent owners thereof, all those consents and licences relating to the Material IPRs are binding and enforceable in accordance with their respective terms and no default exists on the part of the Company or its Subsidiaries, as applicable, thereunder.

(d)	Except as described in Section 24(d) of the Company Disclosure Letter, the Company has no knowledge of any infringement or breach of any industrial or Intellectual Property of any other Person by the Company or its Subsidiaries, has not received any notice that the conduct of the business of the Company and its Subsidiaries, including the use of the Intellectual Property owned by the Company or any Subsidiary, infringes on or breaches any industrial or Intellectual Property rights of any other Person and has no knowledge of any infringement or violation of any of the rights of the Company and its Subsidiaries in its Material IPRs, except for any such infringement, breach or violation that would be material and adverse to the business and affairs of the Company and its Subsidiaries taken a whole.

(e)	The Company has used commercially reasonable efforts to protect and safeguard the secrecy and confidentiality of the Material IPRs owned by the Company and its Subsidiaries.

(25)

Restrictions on Conduct of Business. Except as set out in Section 25 of the Company Disclosure Letter, neither the Company nor any of its Subsidiaries is a party to any non-competition agreement, or non-

solicitation agreement, or any judgment, injunction, order or decree of any Governmental Entity which purports to: (i) limit in any material respect the manner or the localities in which all or any portion of the business of the Company or its Subsidiaries are conducted; (ii) limit any business practice of the Company or of any of its Subsidiaries in any material respect; or (iii) restrict any acquisition or disposition of any property by the Company or by any of its Subsidiaries in any material respect.

(26)	Product Liability. Except as set out in Section 26 of the Company Disclosure Letter, none of the Company or any of its Subsidiaries has any material Liability, in respect of any product, component or other item manufactured, sold, designed or produced by, or service rendered by or on behalf of, the Company or any of its Subsidiaries that (i) is not fully and adequately covered by policies of insurance or by indemnity, contribution, cost sharing or similar agreements or arrangements by or with other Persons, or (ii) is not otherwise fully and adequately reserved against as reflected in the audited consolidated financial statements or the consolidated interim financial statements of the Company.

(27)	Litigation. Except as set out in Section 27 of the Company Disclosure Letter, as of the date of this Agreement, there are no Proceedings pending against the Company or any of its Subsidiaries, or any of their respective properties or assets by or before any Governmental Entity. Except as set out in Section 27 of the Company Disclosure and except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, to the knowledge of the Company, there are no Proceedings threatened against the Company or any of its Subsidiaries or any of their respective properties or assets by or before any Governmental Entity.

(28)	Environmental Matters. To the knowledge of the Company, it has provided the Purchaser with access to correct and complete copies of any and all environmental assessment and audit reports or other similar studies or analyses in the Company’s or any of its Subsidiaries’ possession that relate to the material assets or properties of the Company or any of its Subsidiaries. Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, no Hazardous Materials have been Released at, on, under, from or to any real properties currently or formerly owned or leased by the Company except as permitted under and in compliance with applicable Environmental Laws. As of the date hereof, no written notice, order, demand, complaint or penalty has been received by the Company or any of its Subsidiaries alleging that the Company or any of its Subsidiaries is in violation of, or has any liability under, any Environmental Law, and there are no judicial, administrative or other actions, suits or proceedings pending or, to the knowledge of the Company, threatened against the Company or any of its Subsidiaries which allege a violation of, or any liability under any Environmental Laws, subject in each case to such exceptions as would not reasonably be expected to be material to the Company and its Subsidiaries, taken as a whole.

(29)	Employees.

(a)	All written material Contracts, if any, in relation to the employment of the top ten compensated Company Employees (where the compensation of such Company Employees are calculated based on annual base salary plus cash bonuses paid in respect of the fiscal year ended October 31, 2012) have been disclosed in the Data Room.

(b)	Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, the Company and its Subsidiaries are in compliance with all terms and conditions of employment and all Laws respecting employment, including but not limited to pay equity, wages, hours of work, overtime, human rights and occupational health and safety, and there are no outstanding claims, complaints, investigations or orders under any such Law and there is no basis for such a claim.

(c)	Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, neither the Company nor any of its Subsidiaries have engaged in any unfair labour practice and no unfair labour practice complaint, grievance or arbitration proceeding in pending or, to the knowledge of the Company, threatened against the Company or any of its Subsidiaries.

(d)	Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, and except as disclosed in Section 29(d) of the Company Disclosure Letter (and other than any Contract which may be terminated by the Company by providing reasonable notice or payment in lieu of notice which arises at law upon the termination of an employee without an agreement as to notice or severance), no Company Employee has any Contract in relation to any employee’s termination, length of notice, pay in lieu of notice, severance, job security or similar provisions. Except as set out in Section 29(d) of the Company Disclosure Letter, there are not any change of control payments, golden parachutes, severance payments, retention payments, Contracts or other agreements with current or former Company Employees providing for cash or other compensation or benefits upon the consummation of, or relating to, the Arrangement or any other transaction contemplated by this Agreement (whether alone or in combination with another event or circumstance), including a change of control of the Company or of any of its Subsidiaries.

(30)	Collective Agreements.

(a)	Section 30(a) of the Company Disclosure Letter sets out a complete list of the Collective Agreements currently applicable to the Subsidiaries and the Contracts with employee associations in respect of the Company Employees.

(b)	As of the date of the Agreement, other than as set out in Section 30(b) of the Company Disclosure Letter, no trade union, council of trade unions, employee bargaining agency or affiliated bargaining agent or any other Person holds bargaining rights with respect to any Company Employee by way of certification, interim certification, voluntary recognition or successor rights, or, to the knowledge of the Company, has applied or threatened to apply to be certified as the bargaining agent of any Company Employees and there are no outstanding labour tribunal proceedings which would reasonably be expected to result in the certification, voluntary recognition or successor rights of a trade union, council of trade unions, employee bargaining agencies or affiliated bargaining agencies or any other Person as bargaining agent for any Company Employees.

(c)	To the knowledge of the Company, there are no threatened or pending union organizing activities involving any Company Employees and no such activities have been undertaken in the last two years and there is no labour strike, dispute, walkout, demonstration, leafleting, picketing, boycott, work-to-rule campaign, sit-in, sick-out, lock-up, or work slowdown or stoppage pending or involving or, to the knowledge of the Company, threatened against the Company or any of its Subsidiaries and no such event has occurred within the last two years.

(d)	To the knowledge of the Company, no trade union has applied to have the Company or any of its Subsidiaries declared a common, related or successor employer pursuant to the Labour Relations Act (Ontario) or any similar legislation in any jurisdiction in which the Company or any of its Subsidiaries carries on business.

(31)	Employee Plans.

(a)	Section 31(a) of the Company Disclosure Letter lists all material Employee Plans and specifies each Employee Plan that is a Company Pension Plan. The Company has disclosed in the Data Room true, correct and complete copies of such written Employee Plans as amended, together with all material related documentation.

(b)	Other than as disclosed in Section 31(b) of the Company Disclosure, all grants of Company Options and DSUs have been duly authorized by the Board (or a duly authorized committee thereof) and, since November 1, 2010, no such grants involved any “back dating,” “forward dating,” or “spring loading”.

Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect:

(c)	Each Employee Plan is and has been established, registered, qualified, funded and administered in accordance with Law and in accordance with their terms, the terms of the documents that support such Employee Plan and the terms of agreements between the Company and/or any of its Subsidiaries, as the case may be, and their respective employees and former employees who are members of, or beneficiaries under, the Employee Plan. Each Employee Plan which is intended to qualify under Section 401 of the Internal Revenue Code of 1986 of the United States, as amended (the “Code”) is so qualified and has received a favorable determination or opinion letter from the U.S. Internal Revenue Service with respect to such qualification. No fact or circumstance exists which could adversely affect the registered or qualified status of any Employee Plan. Neither the Company, nor any of its agents or delegates, has breached any fiduciary obligation with respect to the administration or investment of any Employee Plan. There are no actions, liens, suits, claims or complaints pending (other than routine claims for benefits) or, to the knowledge of the Company, threatened with respect to any Employee Plan.

(d)	Other than as set out in Section 31(d) of the Company Disclosure Letter, all current obligations of the Company or any of its Subsidiaries regarding the Employee Plans have been satisfied. All contributions, premiums or Taxes required to be made or paid by the Company or any of its Subsidiaries, as the case may be, under the terms of each Employee Plan or by Law have been made in a timely fashion in accordance with Law and in accordance with the terms of the applicable Employee Plan. Other than as set out in Section 31(d) of the Company Disclosure Letter, no currently outstanding notice of underfunding, non-compliance, failure to be in good standing or otherwise has been received by the Company or any of its Subsidiaries from any applicable Governmental Entity in respect of any Employee Plan that is a pension or retirement plan.

(e)	Other than as set out in Section 31(e) of the Company Disclosure Letter, none of the Employee Plans (other than Company Pension Plans) provides for retiree benefits or for benefits to retired Company Employees or to the beneficiaries or dependents of retired Company Employees.

(f)	Other than as set out in Section 31(f) of the Company Disclosure Letter, no Employee Plan is a “registered pension plan” as such term is defined in the Tax Act. No Employee Plan is subject to Section 302 or Title IV of ERISA or Section 412 of the Code, no Employee Plan is a “multiemployer plan,” as defined under Section 4001(a)(3) of ERISA, the Ontario Pension Benefits Act or any other applicable Law, and no Employee Plan is a “multiple employer plan” within the meaning of Sections 4063 and 4064 of ERISA or Section 413(c) of the Code and none of the Company, its Subsidiaries and any trades or businesses, whether or not incorporated, that, together with the Company or any of its Subsidiaries, would be deemed to be a “single employer” within the meaning of Section 4001(b) of ERISA or Section 414 of the Code has at any time sponsored or contributed to or has had any liability or obligation in respect of any such plan. There are no entities other than the Company and its Subsidiaries, if applicable, participating in any Employee Plan.

(g)	No provision of any Employee Plan or of any agreement, and no act or omission of the Company, in any way limits, impairs, modifies or otherwise affects the right of the Company to unilaterally amend or terminate any Employee Plan, and other than as disclosed in Section 31(g) of the Company Disclosure Letter with respect to the Employee Plan to change effective January 1, 2014, no commitments to improve or otherwise amend any Employee Plan have been made.

(h)	No insurance policy or any other agreement affecting any Employee Plan requires or permits a retroactive increase in contributions, premiums or other payments due thereunder. The level of reserves under each Employee Plan which provides group benefits and contemplates the holding of such reserves is reasonable and sufficient to provide for all incurred but unreported claims.

(i)	Each Employee Plan that is a “nonqualified deferred compensation plan” within the meaning of Section 409A(d)(1) of the Code and any award thereunder, in each case that is subject to Section 409A of the Code, has been operated in compliance with Section 409A of the Code and all applicable U.S. Internal Revenue Service guidance promulgated thereunder.

(j)	There are no, and have not been any, debts due to the Patheon UK Pension Plan under section 75 or 75A of the Pensions Act 1995 and associated regulations that have not been discharged in full, and the transaction contemplated by this Agreement will not trigger any such debt.

(32)	Insurance.

(a)	Section 32(a) of the Company Disclosure Letter contains a true and complete list of material insurance policies which are maintained by the Company and its Material Subsidiaries setting out, in respect of each policy, the type of policy, the name of insurer, the coverage allowance, the expiration date, the annual premium and any pending claims. The Company has disclosed in the Data Room, true, correct and complete copies of all such policies.

(b)	The third party insurance policies of the Company and its Subsidiaries are in full force and effect in accordance with their terms, and the Company and its Subsidiaries are not in default under the terms of any such policy, except to the extent that such default would not reasonably be expect to result, individually or in the aggregate, in a Material Adverse Effect. Except as set out in Section 32(b) of the Company Disclosure Letter, there is no claim pending under any insurance policy as to which coverage has been questioned, denied or disputed by any insurer or as to which any insurer has made any reservation of rights or refused to cover all or any portion of such claims, except as would not reasonably be expect to result, individually or in the aggregate, in a Material Adverse Effect.

(33)	Taxes.

(a)	The Company and each of its Subsidiaries has duly and timely prepared and filed all Tax Returns required to be prepared or filed by them and all such Tax Returns are complete and correct in all material respects.

(b)	The Company and each of its Subsidiaries has paid on a timely basis all material Taxes which are due and payable, all assessments and reassessments, and all other Taxes due and payable by them other than those which are being or have been contested in good faith and in respect of which reserves have been provided in the most recently published consolidated financial statements of the Company. The Company and its Subsidiaries have provided adequate accruals in accordance with GAAP in the most recently published consolidated financial statements of the Company for all material amounts of Taxes of the Company and each of its Subsidiaries for the period covered by such financial statements that have not been paid whether or not shown as being due on any Tax Returns. Since such publication date, except as disclosed in Section 33(b) of the Company Disclosure Letter, no material liability in respect of Taxes not reflected in such statements or otherwise provided for has been assessed, proposed to be assessed, incurred or accrued, other than in the ordinary course of business.

(c)	Except as disclosed in Section 33(c) of the Company Disclosure Letter, no material deficiencies, litigation, proposed adjustments or matters in controversy (including any audit, adjustment, assessment, examination or proceeding (whether judicial or administrative)) exist or have been asserted with respect to Taxes of the Company or any of its Subsidiaries, and neither the Company nor any of its Subsidiaries is a party to any action or proceeding for assessment or collection with respect to a material amount of Taxes and no such event has been asserted or, to the knowledge of the Company, threatened against the Company or any of its Subsidiaries or any of their respective assets.

(d)	No claim has been made by any Government Entity in a jurisdiction where the Company and any of its Subsidiaries does not file Tax Returns that the Company or any of its Subsidiaries is or may be subject to Tax by that jurisdiction.

(e)	There are no Liens (other than Permitted Liens) with respect to Taxes upon any of the assets of the Company or any of its Subsidiaries.

(f)	The Company and each of its Subsidiaries has withheld or collected all amounts required to be withheld or collected by it on account of Taxes and has remitted all such amounts to the appropriate Governmental Entity when required by Law to do so.

(g)	Except as disclosed in Section 33(g) of the Company Disclosure Letter, there are no outstanding agreements extending or waiving the statutory period of limitations applicable to any claim for, or the period for the collection or assessment or reassessment of Taxes due from the Company or any of its Subsidiaries for any taxable period and no request for any such waiver or extension is currently pending.

(h)	The Company and each of its Subsidiaries has complied in all material respects with all transfer pricing requirements imposed by any applicable Government Entity. Since November 1, 2008, neither the Company nor any of its Subsidiaries has directly or indirectly transferred any property to or supplied any services to or acquired any property or services from a Person with whom it was not dealing at arm’s length (for the purposes of the Tax Act) for consideration other than consideration equal to the fair market value of the property or services at the time of the transfer, supply or acquisition of the property or services, nor has the Company or any of its Subsidiaries been deemed to have done so for the purposes of the Tax Act.

(i)	There are no Tax allocation, Tax sharing or Tax indemnification agreements or other similar arrangements under which the Company or any of its Subsidiaries would be liable after the Effective Time for Taxes of any other Person (other than the Company or any of its Subsidiaries).

(j)	Except as disclosed in Section 33(j) of the Company Disclosure Letter, neither the Company nor any of its Subsidiaries (i) has been a member of an affiliated group filing a fiscal unity, combined, consolidated, unitary or other group Tax Return (other than the fiscal unity of which the Company is the common parent) or (ii) is jointly or severally liable or has any liability for the Taxes of any Person, whether under Treasury Regulation Section 1.1502-6 (or any similar provision of local or non-U.S. Law), as a transferee or successor, by contract, or otherwise.

(k)	The tax attributes of the Company and each of its Subsidiaries are accurately reflected in the Tax Returns of the Company and each of its Subsidiaries, as applicable, and have not materially and adversely changed since the date of such Tax Returns. The paid up capital of the Restricted Voting Shares is not less than $550 million.

(l)	There are no known circumstances existing which could result in the application of Section 78 or Sections 80 to 80.04 of the Tax Act, or any equivalent provision under provincial Law, to the Company or any of its Subsidiaries.

(m)	Other than in the Ordinary Course, the Company and its Subsidiaries have not claimed nor will they claim any reserve under any provision of the Tax Act or any equivalent provincial provision, if any amount could be included in the income of the Company or its Subsidiaries for any period ending after the Effective Time.

(n)	The Company is not a non-resident of Canada within the meaning of the Tax Act.

(o)	Except as disclosed in Section 33(o) of the Company Disclosure Letter, no transaction or events have occurred so as to cause subsection 212.3(2) of the Tax Act to apply to the Company or any of its Subsidiaries.

(p)	Since November 1, 2008, all Company Options and DSUs have been granted in compliance with Section 409A of the Code.

(34)	Opinion of Financial Advisor. The Board and the Independent Committee have received the Fairness Opinion orally and have provided a copy of the related presentation to the Board and the Independent Committee to the Purchaser.

(35)	Valuation. The Board and the Independent Committee have received the Valuation orally and have provided a copy of the related presentation to the Board and the Independent Committee to the Purchaser.

(36)	Brokers. Except for the engagement letters between the Company and the (i) Financial Advisor, and (ii) Valuator, respectively, and the fees payable under or in connection with such engagements, no investment banker, broker, finder or financial adviser has been retained by or is authorized to act on behalf of the Company or any of its Subsidiaries or is entitled to any fee, commission or other payment from the Company or any of its Subsidiaries in connection with this Agreement or any other transaction contemplated by this Agreement. A true and complete copy of the engagement letters between the Company and the (i) Financial Advisor, and (ii) Valuator, respectively, have been disclosed to the Purchaser and the Company is not obligated to pay any fees, commissions or other payments to the Financial Advisor and the Valuator other than in accordance with the terms of such engagement letters.

(37)	Board and Independent Committee Approval.

(a)	As at the date hereof, the Independent Committee, after consultation with its financial and legal advisors, has unanimously recommended that the Board (i) determine that the Arrangement is fair to Shareholders (other than the Purchaser Parties, Key Management and any other affiliated Shareholders) and that the Arrangement is in the best interests of the Company; and (ii) resolve to recommend that the Shareholders (other than the Purchaser Parties, Key Management and any other affiliated Shareholders) vote in favour of the Arrangement Resolution.

(b)	As at the date hereof, the Board, acting on the unanimous recommendation of the Independent Committee, has unanimously (excluding any director not entitled to vote): (i) determined that the Arrangement is fair to Shareholders (other than the Purchaser Parties, Key Management and any other affiliated Shareholders) and that the Arrangement is in the best interests of the Company; and (ii) resolved to recommend that the Shareholders (other than the Purchaser Parties, Key Management and any other affiliated Shareholders) vote in favour of the Arrangement Resolution.

(c)	As of the date of this Agreement, no senior officers, other than those senior officers who are party to a Voting Agreement, hold Restricted Voting Shares.

(38)	Export Controls. The Company and each of its Subsidiaries have at all times conducted their export transactions in accordance with (i) all applicable Canadian and U.S. export and re-export controls and economic sanctions laws, including the United States Export Administration Act of 2001, as amended, and Regulations and Foreign Assets Control Regulations and (ii) all other applicable import/export controls and economic sanctions laws in other countries in which the Company or any of its Subsidiaries conducts business, in each case except where the failure to do so would not have or would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. There are no pending or, to the Company’s knowledge, threatened claims against the Company or any of its Subsidiaries with respect to any export licenses, license exceptions and other consents, notices, waivers, approvals, orders, authorizations, registrations, declarations, classifications and filings with any Governmental Entity required for (A) the export and re-export of products, services, software and technologies and (B) releases of technologies and software to foreign nationals located in the United States, Canada and abroad, in each case except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(39)	OFAC. Other than as set out in Section 39 of the Company Disclosure Letter, none of the Company or any of its Subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department or any Canadian sanctions implemented under the Export and Import Permits Act (Canada), the United Nations Act (Canada), the Special Economic Measures Act (Canada) or the Criminal Code (Canada) or any regulations further implementing such Canadian economic sanctions legislation.

(40)

Money Laundering. The operations of the Company and of each of its Subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements and money laundering Laws and the rules and regulations thereunder and any related or similar Laws, rules, regulations or guidelines, issued, administered or enforced by any Governmental Entity relating to money laundering (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or Governmental Entity involving the Company or any of its Subsidiaries with respect to the Money Laundering Laws is pending or, to the knowledge of the Company, threatened.

(41)	Anti-Corruption. Neither the Company nor any of its Subsidiaries, nor to the knowledge of the Company, any of its or their respective directors, executives, officers, representatives, agents or employees has: (i) used or is using any corporate funds for any illegal contributions, gifts, entertainment or other expenses relating to political activity that would be illegal; (ii) used or is using any corporate funds for any direct or indirect illegal payments to any foreign or domestic governmental officials or employees; (iii) violated or is violating any provision of the United States Foreign Corrupt Practices Act of 1977 or the Corruption of Foreign Public Officials Act (Canada) or any Law of similar effect; (iv) has established or maintained, or is maintaining, any illegal fund of corporate monies or other properties; or (v) made any bribe, illegal rebate, illegal payoff, influence payment, kickback or other illegal payment of any nature.

(42)	No Collateral Benefit. To the knowledge of the Company, no “related party” (as defined in MI 61-101) of the Company (excluding the Purchaser and its affiliates and the JLL Nominees) other than James Mullen will receive a “collateral benefit” (as defined in MI 61-101) from the Company or any of its Subsidiaries as a consequence of the transactions contemplated by this Agreement.

(43)	Regulatory Compliance

(a)	Each product of the Company or any of its Subsidiaries that is subject to United States Food and Drug Administration (the “FDA”) jurisdiction under the Federal Food, Drug and Cosmetic Act (“FDCA”) or Health Canada under the Food and Drug Act (Canada) (“CFDA”) or similar foreign oversight in any jurisdiction in which the Company or any of its Subsidiaries have operations that are material to the Company and its Subsidiaries taken as a whole (“Material Regulatory Jurisdictions”), that is manufactured, tested, distributed, held and/or marketed by the Company or any of its Subsidiaries is being manufactured, tested, distributed, held and marketed in compliance in all material respects with all applicable requirements under the FDCA, CFDA, or such similar law of any such foreign jurisdiction including, but not limited to, those relating to establishment registration and product listing, investigational use, product approval, good manufacturing practices, labeling, advertising, promotional activities, record keeping, filing of reports and security, subject to such exceptions as would not reasonably be expected to be material to the business of the Company and its Subsidiaries taken as a whole.

(b)	The Company or its Subsidiaries have provided to the Purchaser copies of any and all of the following documents in the possession of the Company or any of its Subsidiaries (or to which it has access): (i) all judgments relating to enforcement by a government agency, including but not limited to, seizures, injunctions, consent decrees or prosecutions, (ii) all warning letters and untitled letters, notices of violation or adverse findings and similar significant correspondence received in the last two years, (iii) all Forms FDA-483 or similar reports of inspectional observations, Establishment Inspection Reports or similar documents prepared by governmental entities for the last two years, and (iv) any document concerning any significant written communication received from Health Canada, FDA or any comparable foreign Governmental Entities in the last two years, and the Company has provided to the Purchaser all significant correspondence from Health Canada, FDA and each comparable foreign governmental entity in any Material Regulatory Jurisdiction and official minutes from any meetings with Health Canada, or FDA and each comparable foreign governmental entity in any Material Regulatory Jurisdiction during the last two years, in each case subject to such exceptions as would not reasonably be expected to be material to the business of the Company and its Subsidiaries taken as a whole.

(c)	The Company and each of its Subsidiaries complies in all material respects with all requirements of the FDCA, Health Canada and similar or related foreign or domestic laws and regulations regarding product quality, registration and approval of facilities and products, including, but not limited to, current good manufacturing practice requirements, good laboratory practice requirements, establishment registration and product listing requirements, requirements applicable to the debarment of individuals or exclusion of individuals or entities from participation in U.S. federal health care programs, as that term is defined in 42 U.S.C. § 1320a-7b(f), requirements applicable to the conflict of interest of clinical investigators and adverse drug reaction reporting requirements, in each case subject to such exceptions as would not reasonably be expected to be material to the business of the Company and its Subsidiaries taken as a whole.

(d)	Each product researched or developed by the Company has been and is being researched and developed by the Company in compliance in all material respects with all applicable Laws promulgated by Health Canada or the FDA and applicable Laws in any Material Regulatory Jurisdiction in which the Company conducts research and development activities, in each case subject to such exceptions as would not reasonably be expected to be material to the business of the Company and its Subsidiaries taken as a whole. The Company has not received any notices or correspondence from Health Canada, the FDA or any other governmental authority exercising comparable authority in any Material Regulatory Jurisdiction (i) contesting the investigation or approval of, the testing or the labeling of, the promotion, sale or marketing of, or the uses of, any products of the Company or (ii) otherwise alleging any violation applicable to any such products by the Company of any Law, in each case except as would not reasonably be expected to be material to the business of the Company and its Subsidiaries taken as a whole.

(e)	All reports, documents, claims, notices or approvals required to be filed, obtained, maintained or furnished to any governmental authority in any Material Regulatory Jurisdiction for each product of the Company or any of its Subsidiaries have been so filed, obtained, maintained or furnished, and all such reports, documents, claims, notices and approvals were true and complete in all respects on the date filed (or were corrected in, or supplemented by, a subsequent filing), subject to such exceptions as would not be reasonably be expected to be material to the business or Company and its Subsidiaries taken as a whole. As to each product of the Company or any of its Subsidiaries for which any domestic or foreign regulatory application (including without limitation any “Investigational New Drug Application”, “New Drug Application” or “Abbreviated New Drug Application” has been submitted, approved or cleared, the Company and each of its Subsidiaries is in compliance in all respects with all legal requirements and applicable Laws and all terms and conditions of such applications, subject to such exceptions as would not be reasonably be expected to be material to the business or Company and its Subsidiaries taken as a whole.

(f)	Other than as disclosed in Section 43(f) of the Company Disclosure Letter, since November 1, 2011, there have been no involuntary product recalls or withdrawals of any product of the Company or any of its Subsidiaries nor has the Company or any of its Subsidiaries taken any such action on its own initiative and neither the Company nor its Subsidiaries has received a notice that Health Canada, the FDA or other Governmental Entity has commenced any action to recall, withdraw or quarantine, or enjoin or suspend the production of any product of the Company or any of its Subsidiaries. Other than as disclosed in Section 43(f) of the Company Disclosure Letter, since November 1, 2011 neither the Company nor any of its Subsidiaries has received any written notice that Health Canada, the FDA or any other Governmental Entity has commenced, or threatened to initiate, the withdrawal of its approval or clearance of the production of any product of the Company or any of its Subsidiaries.

SCHEDULE D

REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

(1)	Organization and Qualification. The Purchaser is a corporation duly incorporated, validly existing and in good standing under the laws of Canada and has all requisite power and authority to own, lease and operate its assets and properties and conduct its business as now owned and conducted.

(2)	Corporate Authorization. The Purchaser has the requisite corporate power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance by the Purchaser of its obligations under this Agreement and the consummation of the Arrangement and the other transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of the Purchaser and no other corporate proceedings on the part of the Purchaser are necessary to authorize this Agreement or the consummation of the Arrangement and the other transactions contemplated hereby other than approval by the Court.

(3)	Execution and Binding Obligation. This Agreement has been duly executed and delivered by the Purchaser, and constitutes a legal, valid and binding agreement of the Purchaser enforceable against it in accordance with its terms subject only to any limitation under bankruptcy, insolvency or other Laws affecting the enforcement of creditors’ rights generally and the discretion that a court may exercise in the granting of equitable remedies such as specific performance and injunction.

(4)	Governmental Authorization. Based, in relation to (iv) and (v), on information as to the ownership of the Company and any of its Subsidiaries (other than the Purchaser and its affiliates) provided to the Purchaser by the Company, the execution, delivery and performance by the Purchaser of its obligations under this Agreement and the consummation of the Arrangement and the other transactions contemplated hereby do not require any Authorization or other action by or in respect of, or filing with, or notification to, any Governmental Entity by the Purchaser other than: (i) the Interim Order and any approvals required by the Interim Order; (ii) the Final Order; (iii) filings with the Director under the CBCA; (iv) the Key Regulatory Approvals; (v) filings with the Securities Authorities or the Exchange; and (vi) any Authorizations which, if not obtained, or any other actions by or in respect of, or filings with, or notifications to, any Governmental Entity which, if not taken or made, would not, individually or in the aggregate, materially impede the ability of the Purchaser to consummate the Arrangement and the transactions contemplated hereby.

(5)	Non-Contravention. The execution, delivery and performance by the Purchaser of its obligations under this Agreement and the consummation of the Arrangement and the other transactions contemplated hereby do not and will not (or would not with the giving of notice, the lapse of time or the happening of any other event or condition):

(a)	contravene, conflict with, or result in any violation or breach of the Purchaser’s organizational documents; or

(b)	assuming compliance with the matters referred to in Section (4) above, contravene, conflict with or result in a violation or breach of Law

(6)

Financing. The Purchaser has delivered to the Company a complete and accurate copy of (i) an executed commitment letter (the “Equity Commitment Letter”) from JLL Holdco, JLL Partners Fund VI, L.P., JLL Partners Fund V, L.P. and JLL Associates V (Patheon), L.P. to provide, subject to the terms and conditions therein, equity financing (the “Equity Financing”) to the Purchaser in the amount set forth therein, and (ii) an executed commitment letter and corresponding fee letter with only the fee and any other economic and flex provisions redacted (none of which would permit the parties to the Debt Commitment Letter to reduce the amount or availability of the Debt Financing) from the financial institutions identified therein (the “Debt Commitment Letter” and, together with the Equity Commitment Letter, the “Financing Letters”) to provide, subject to the terms and conditions therein, debt financing in the amounts set forth therein for the purpose of funding the transactions contemplated by this Agreement (being collectively referred to as the “Debt Financing”, and together with the Equity Financing collectively referred to as the

“Financing”). The Equity Commitment Letter in the form so delivered, is a valid and binding obligation of the Purchaser and JLL Holdco, JLL Partners Fund VI, L.P., JLL Partners Fund V, L.P. and JLL Associates V (Patheon), L.P. The Debt Commitment Letter in the form so delivered, is a valid and binding obligation of the Purchaser. As of the date hereof, none of the Equity Commitment Letter or Debt Commitment Letter has been amended or modified, and the respective commitments contained in such letters have not been withdrawn, terminated or rescinded in any respect. Assuming the Financing is funded in accordance with the Equity Commitment Letter and the Debt Commitment Letter, as applicable, and the accuracy of the representations and warranties of the Company set forth in this Agreement (without regard to any materiality or “Material Adverse Effect” qualifications therein) and performance by the Company of its obligations hereunder, the net proceeds contemplated by the Equity Commitment Letter and Debt Commitment Letter, together with cash held by the Company and its Subsidiaries, will, in the aggregate be sufficient to enable the Purchaser to fund the Share Consideration and make payments in respect of any fees and expenses required to be paid in connection with the Arrangement and the Financing, and to pay amounts related to refinancing of any outstanding indebtedness of the Company contemplated by the Financing Letters. As of the date hereof, (i) no event has occurred which, with or without notice, lapse of time or both, would constitute a default or breach on the part of any of the Purchaser or JLL Holdco, JLL Partners Fund VI, L.P., JLL Partners Fund V, L.P. or JLL Associates V (Patheon), L.P. under the Equity Commitment Letter or Purchaser under the Debt Commitment Letter or, to the knowledge of the Purchaser, any other parties thereto, or a failure of any condition to the Financing or otherwise result in any portion of the Financing contemplated thereby to be unavailable and (ii) subject to the satisfaction of the conditions set forth in Article 6, the Purchaser has no reason to expect that any of the conditions of the Purchaser to the Financing will fail to timely be satisfied or that the full amount of the Financing will not be available on the Effective Date. There are no conditions precedent related to the funding or investing, as applicable, of the full amount of the Financing, other than as expressly set forth in or contemplated by the Financing Letters. The Purchaser, JLL Holdco, JLL Partners Fund VI, L.P., JLL Partners Fund V, L.P. or JLL Associates V (Patheon), L.P. have paid in full any and all commitment fees or other fees required to be paid pursuant to the terms of the Equity Commitment Letter and the Debt Commitment Letter, respectively, on or before the date of this Agreement, and will pay in full any such amounts due on or prior to the Effective Time. There are no side letters or other agreements, contracts or arrangements to which the Purchaser is a party which are related to the funding of the full amount of the Financing other than as expressly set forth in the Financing Letters (except for the fee letter referenced above and any engagement letters or fee discount letters relating to the Debt Financing, complete copies of which have been provided to the Company with only the fee amounts and certain economic terms of the flex, none of which would adversely affect the amount or availability of the Debt Financing if so required by the Financing Source Party party to such letters, redacted). Notwithstanding anything to the contrary contained herein, a breach of this representation and warranty shall not result in the failure of a condition precedent to the Company’s obligations under this Agreement, including pursuant to Section 6.3(1), if (notwithstanding such breach) the Purchaser is willing and able to consummate the Arrangement at the Closing.

(7)

Solvency. Representatives of the Purchaser and its affiliates have arranged the Financing contemplated by the Financing Letters and negotiated the terms of this Agreement and the Contribution Agreement and based on its knowledge of the Company, the DPP Business (as defined in the Contribution Agreement) and the contemplated Financing, as of the date hereof, the Purchaser has no reason to believe that on the Effective Date, after giving effect to the consummation of the “Transactions”, including the making of the “Loans” under the “Credit Agreement” (as those terms are defined in the Debt Commitment Letter), and after giving effect to the application of the proceeds of such Loans, and assuming (i) the accuracy in all respects of the representations and warranties of the Company contained in Schedule C (without giving effect to any qualifiers as to knowledge, “material”, “Material Adverse Effect” or other concepts of materiality in such representations and warranties) as of the Effective Date (except as to representations and warranties made as of a specified date, assuming the accuracy of which as of such specified date), (ii) the performance in all respects by the Company of its obligations under this Agreement and (iii) that the most recent financial forecasts of the Company and its Subsidiaries made available to Purchaser (before giving effect to the transactions contemplated by this Agreement and the Contribution Agreement and the Financing) have been prepared in good faith based upon assumptions that were and continue to be reasonable: (a) the fair value of the properties (for avoidance of doubt, calculated to include goodwill and other intangibles) of Parent Borrower (as defined in the Debt Commitment Letter) and its Subsidiaries, on a consolidated basis, will not be greater than the total amount of liabilities, including contingent liabilities of Parent Borrower and its Subsidiaries, on a consolidated basis; (b) the present fair saleable value of the assets of Parent Borrower and its Subsidiaries, on a consolidated basis, will be less than the amount that will be required to pay the probable liability of Parent Borrower and its Subsidiaries on their debts as they become absolute and matured; (c) Parent Borrower and its Subsidiaries, on a consolidated basis will have any intention to, or will, incur debts or liabilities beyond their ability to pay such debts and liabilities as they mature; (d) Parent Borrower and its Subsidiaries, on a consolidated basis, will be engaged in business or a transaction, or will be about to engage in business or a transaction, for which Parent Borrower and its Subsidiaries’ property, on a consolidated basis, would constitute unreasonably small capital; and for the purposes of the foregoing, the amount of contingent liabilities has been computed, as of the date hereof, as the amount that, in the light of all the facts and circumstances, represents the amount that, as of the date hereof, would reasonably be expected to become an actual or matured liability (irrespective of whether such contingent liabilities meet the criteria for accrual pursuant to Financial Accounting Standards Board Statement No. 5).

ANNEX D

FAIRNESS OPINION AND FORMAL VALUATION OF BMO CAPITAL MARKETS

November 18, 2013

The Independent Committee of the Board of Directors

Patheon Inc.

4721 Emperor Blvd, Suite 200

Durham, NC 27703-8580

USA

To the Independent Committee:

BMO Nesbitt Burns Inc. (“BMO Capital Markets”) understands that a buying group that includes a fund or funds under common control with JLL Patheon Holdings, LLC (“JLL”) and one or more affiliates of Koninklijke DSM N.V. (“DSM”) (JLL and DSM, collectively, the “Offeror”) are proposing to acquire all of the issued and outstanding restricted voting shares (the “Shares”) of Patheon Inc. (“Patheon” or the “Company”) that are not owned by JLL or its affiliates for US$9.32 per Share in cash (the “Consideration”) by way of a plan of arrangement (the “Transaction”). JLL currently owns approximately 55.7% of the outstanding Shares and 100% of the Company’s Series D special voting preferred shares (the “Preferred Shares”). The above description is summary in nature. BMO Capital Markets further understands that additional details of the Transaction will be provided in a management information circular (the “Circular”) which is to be mailed to holders of the Shares (the “Shareholders”) in connection with the Transaction.

BMO Capital Markets understands that a committee of members of the board of directors of the Company (the “Board”) who are independent of the Offerors and their representatives and affiliates (the “Independent Committee”) has been constituted to supervise the preparation of a formal valuation and to report to the Board. BMO Capital Markets has been advised by counsel to the Independent Committee that the Transaction is a business combination, as such term is defined in Multilateral Instrument 61-101 (the “Rules”). BMO Capital Markets has been retained to prepare and deliver to the Independent Committee a formal valuation of the Shares (the “Valuation”) in accordance with the requirements of the Rules and prepare and deliver to the Independent Committee an opinion (the “Opinion”) as to whether the Consideration to be received by the Shareholders (other than those Shareholders excluded from the Majority-of-the-Minority Vote pursuant to Section 8.1(2) of the Rule) (the “Minority Shareholders”) pursuant to the Transaction is fair, from a financial point of view, to the Minority Shareholders. The Valuation and the Opinion are referred to collectively as the “Valuation and Opinion”.

The Valuation and Opinion have been prepared in accordance with the disclosure standards for formal valuations of the Investment Industry Regulatory Organization of Canada, (“IIROC”), but IIROC has not been involved in the preparation or review of the Valuation and Opinion.

ENGAGEMENT OF BMO CAPITAL MARKETS

The Independent Committee first contacted BMO Capital Markets in late July 2013 regarding the possible engagement of BMO Capital Markets in connection with the Transaction. BMO Capital Markets was formally engaged by the Independent Committee to prepare the Valuation and Opinion pursuant to a letter agreement dated September 11, 2013 (the “Engagement Agreement”). The terms of the Engagement Agreement provide that BMO Capital Markets will be paid: (i) an engagement fee of C$250,000 in cash, payable upon the Independent

Committee’s request in writing that BMO Capital Markets prepare a confidential value analysis; (ii) a valuation fee of C$500,000 in cash, payable at the time BMO Capital Markets is requested in writing by the Independent Committee to present a confidential value analysis to the Independent Committee; and (iii) an additional fee of C$500,000 in cash, payable at the time BMO Capital Markets delivers the Valuation and Opinion to the Independent Committee. In addition, BMO Capital Markets is to be reimbursed for its reasonable out-of-pocket expenses, including reasonable fees paid to its legal counsel in respect of advice rendered to BMO Capital Markets in carrying out its obligations under the Engagement Agreement, and is to be indemnified by the Company in certain circumstances. No part of BMO Capital Markets’ fee is contingent upon the conclusions reached in its Valuation or Opinion, the outcome of the Transaction or any other transaction.

CREDENTIALS OF BMO CAPITAL MARKETS

BMO Capital Markets is one of Canada’s largest investment banking firms, with operations in all facets of corporate and government finance, mergers and acquisitions, equity and fixed income sales and trading, investment research and investment management. BMO Capital Markets has been a financial advisor in a significant number of transactions throughout North America involving public companies in various industry sectors, including the pharmaceutical industry, and has extensive experience in preparing valuations and fairness opinions and in transactions similar to the proposed Transaction.

The Valuation and Opinion expressed herein represents the opinion of BMO Capital Markets as of November 18, 2013 and the form and content hereof have been approved by a group of BMO Capital Markets’ directors and officers, each of whom is experienced in mergers and acquisitions, divestitures, valuations and fairness opinions.

INDEPENDENCE OF BMO CAPITAL MARKETS

BMO Capital Markets acts as a trader and dealer, both as principal and agent, in major financial markets and, as such, may have had, and may in the future have, positions in the securities of the Company, JLL, DSM or their respective associates or affiliates and, from time to time, may have executed, or may execute, transactions on behalf of such companies or clients for which it received or may receive compensation. As an investment dealer, BMO Capital Markets conducts research on securities and may, in the ordinary course of its business, provide research reports and investment advice to its clients on investment matters, including with respect to the Company, JLL, DSM or their respective associates or affiliates or the Transaction.

In addition, in the ordinary course of its business, BMO Capital Markets or its controlling shareholder, Bank of Montreal (the “Bank”) or any of their affiliated entities may have extended or may extend loans, or may have provided or may provide other financial services, to the Company, JLL, DSM or their respective associates or affiliates. Except as expressed herein, there are no understandings, agreements or commitments between BMO Capital Markets and the Company, JLL, DSM or any of their respective associates or affiliates with respect to any future business dealings.

None of BMO Capital Markets, the Bank or any of their Affiliated Entities (as such term is defined for purposes of the Rules):

•	is an Associated or Affiliated Entity or Issuer Insider (as such terms are defined for purposes of the Rules) of the Company, JLL, DSM or any other Interested Party (as such term is defined for purposes of the Rules) or their respective associates or affiliates;

•	is an advisor to JLL, DSM or any other interested party in connection with the Transaction;

•	is a manager or co-manager of a soliciting dealer group formed in respect of the Transaction (or a member of such a group performing services beyond the customary soliciting dealer’s functions or receiving more than the per security or per security holder fees payable to the other members of the group);

•	has a financial incentive in respect of the conclusions reached in the Valuation and Opinion or the outcome of the Transaction or has any financial interest in the completion of the Transaction;

•	during the 24 months before BMO Capital Markets was first contacted by the Independent Committee in respect of the Transaction, had a material involvement in an evaluation, appraisal or review of the financial condition of the Company or any of its associated or affiliated entities, acted as a lead or co-lead underwriter of a distribution of securities of the Company, JLL, DSM or any of their respective affiliated entities or had a material financial interest in any transaction involving the Company, JLL, DSM or any of their respective affiliated entities; or

•	is a lead or co-lead lender or manager of a lending syndicate in respect of the Transaction.

There are no agreements or understandings between BMO Capital Markets and any interested parties in the Transaction concerning future business relationships.

BMO Capital Markets is of the view that it is independent of all Interested Parties in the Transaction for the purposes of the Rules.

SCOPE OF REVIEW

In connection with the Valuation and Opinion, BMO Capital Markets has reviewed, considered and relied upon (without attempting to verify independently the completeness, accuracy or fair presentation thereof) or carried out, among other things, the following:

•	certain financial statements, public disclosure documents, certificates and other public information available on the Company;

•	projected financial information for the Company for the fiscal years ending October 31, 2013 to October 31, 2017, dated September 18, 2013 (the “Financial Forecast”) prepared by the Company’s senior management (“Management”);

•	a management presentation presented to BMO Capital Markets by Management on October 2, 2013, which included discussion of industry trends and company initiatives, which support the Company’s Financial Forecast, as well as details of the proposed combination with DSM’s Pharmaceutical Products businesses (“DPP”);

•	a preliminary term sheet between JLL and DSM, dated September 26, 2013;

•	a draft arrangement agreement between the Company and JLL/Delta Patheon Holdings, L.P., dated November 18, 2013;

•	credit agreement dated December 14, 2012;

•	discussions with Management with respect to the information referred to above and other issues considered relevant, including tax, working capital, other expected future costs, cost synergies and the outlook for the Company;

•	representations contained in a representation letter addressed to BMO Capital Markets dated November 18, 2013, signed by the Chief Executive Officer and Executive Vice President, Chief Financial Officer of the Company (the “Certificate”) as to, among other things, the completeness and accuracy of the information upon which the Valuation and Opinion is based;

•	discussions with members of the Independent Committee and legal counsel to the Independent Committee;

•	various research publications prepared by equity research analysts and independent third-party market research, regarding the contract manufacturing and pharmaceutical development services segments of the pharmaceutical industry, the Company, and other selected public companies considered relevant;

•	public information relating to the business, operations, financial performance and stock trading history of the Company and other selected public companies considered relevant;

•	public information with respect to precedent transactions considered relevant; and

•	such other information, investigations, analyses and discussions (including discussions with the Management, the Company’s external legal counsel, and other third parties) as we considered necessary or appropriate in the circumstances.

BMO Capital Markets had several organized due diligence meetings with senior officers of the Company and, to the best of our knowledge, we have not been denied access by Management to any information requested by BMO Capital Markets.

PRIOR VALUATIONS

The Company has represented to BMO Capital Markets after due enquiry that there have not been any Prior Valuations (as defined in the Rules) of the Company or its material assets or its securities in the past 24-month period.

ASSUMPTIONS AND LIMITATIONS

In accordance with the Engagement Agreement, BMO Capital Markets has relied upon, and has assumed the completeness, accuracy and fair presentation of, all financial and other information, data, advice, opinions and representations (including those representations contained in the Certificate) obtained by it from public sources or provided by the Company or any of its subsidiaries or their respective directors, officers, employees, consultants, advisors and representatives including information, data, advice, opinions, representations, materials filed on SEDAR and other materials (collectively, the “Information”). The Valuation and Opinion is conditional upon the completeness, accuracy and fair presentation of the Information. Subject to the exercise of its professional judgment, BMO Capital Markets has not attempted to verify independently the completeness, accuracy or fair presentation of the Information.

BMO Capital Markets has assumed that the forecasts, projections, estimates and budgets of the Company provided to us and used in our analyses have been reasonably prepared on bases reflecting the best currently available assumptions, estimates and judgments of Management as to matters covered thereby.

The Chief Executive Officer and Executive Vice President, Chief Financial Officer of the Company have represented to BMO Capital Markets in the Certificate, among other things, that: (i) the Information provided orally by, or in the presence of, an officer or employee of Patheon in person or by telephone conference or in writing by Patheon (including in each case its subsidiaries and their respective directors, officers, employees, consultants, advisors and representatives) to BMO Capital Markets for the purpose of preparing the Valuation and Opinion was, at the date such Information was provided to BMO Capital Markets, and is (including as supplemented in writing following the date originally provided) fairly and reasonably presented and complete, true and correct in all material respects, and did not and does not (including as supplemented in writing following the date originally provided) contain any untrue statement of a material fact or omit to state a material fact in respect of the Company or its subsidiaries or the Transaction necessary to make the information not misleading in light of the circumstances under which such Information was provided; and (ii) since the dates on which such Information was provided to BMO Capital Markets, except as disclosed orally by, or in the presence of, an officer of the Company at an organized management or diligence meeting held in person or by telephone conference, or in writing by the Company or any of its subsidiaries or their respective directors and officers, to BMO Capital Markets, to the best of the knowledge, information and belief of such officers after due inquiry, there has been no material change, financial or otherwise, in the financial condition, assets, liabilities (contingent or otherwise), business, operations or prospects of the Company or any of its subsidiaries and no material change has occurred in such Information or any part thereof that could have or could reasonably be expected to have a material effect on the Valuation and Opinion.

BMO Capital Markets is not a legal, tax or regulatory advisor. BMO Capital Markets is a valuator and financial advisor only and has relied upon, without independent verification, the assessment of the Company and its legal, tax and regulatory advisors with respect to legal, tax and regulatory matters. The Valuation and Opinion are rendered on the basis of securities markets, economic, financial and general business conditions prevailing as of November 18, 2013 and the condition and prospects, financial and otherwise, of the Company, its subsidiaries and other material interests as they were reflected in the Information reviewed by BMO Capital Markets. In its analyses and in preparing the Valuation and Opinion, BMO Capital Markets made numerous judgments with respect to industry performance, general business, market and economic conditions and other matters, many of which are beyond the control of any party involved in the Transaction. All financial figures herein are expressed in U.S. dollars except where otherwise noted. Certain figures have been rounded for presentation purposes.

The Valuation and Opinion are provided as of November 18, 2013, and BMO Capital Markets disclaims any undertaking or obligation to advise any person of any change in any fact or matter affecting the Valuation and Opinion of which it may become aware after November 18, 2013. Without limiting the foregoing, in the event that there is any material change in any fact or matter affecting the Valuation and Opinion after such date, BMO Capital Markets reserves the right to change, modify or withdraw the Valuation and Opinion.

The Valuation and Opinion have been prepared and provided solely for the use of the Independent Committee and the Board and for inclusion in the Circular, and may not be used or relied upon by any other person without our express prior written consent. Subject to the terms of the Engagement Agreement, BMO Capital Markets has consented to the publication of the Valuation and Opinion in its entirety and a summary thereof (in a form acceptable to BMO Capital Markets) in the Circular and to the filing thereof, as necessary, by the Company with the securities commissions or similar regulatory authorities in Canada and the United States. Subject to the foregoing, the Valuation and Opinion is not to be reproduced, disseminated, quoted from or referred to (in whole or in part) without our prior written consent.

In arriving at its opinion, BMO Capital Markets was not authorized to solicit, and did not solicit, interest from any party with respect to any transaction involving the Company or any of its assets. We express no opinion herein concerning the future trading prices of the securities of the Company and make no recommendation to holders of the Company’s Shares with respect to the Transaction, including how Shareholders should vote in respect of the arrangement resolution.

In preparing the Valuation and Opinion, we have assumed that the executed arrangement agreement will not differ in any material respect from the draft that we reviewed, and that the Transaction will be consummated in accordance with the terms and conditions of the arrangement agreement without waiver of, or amendment to, any term or condition that is in any way material to our analyses.

BMO Capital Markets has based the Valuation and Opinion upon a variety of factors. Accordingly, BMO Capital Markets believes that its analyses must be considered as a whole. Selecting portions of its analyses or the factors considered by BMO Capital Markets, without considering all factors and analyses together, could create a misleading view of the process underlying the Valuation and Opinion. The preparation of a valuation is a complex process and is not necessarily susceptible to partial analysis or summary description. Any attempt to do so could lead to undue emphasis on any particular factor or analysis.

OVERVIEW OF THE COMPANY

The Company is a provider of commercial manufacturing, pharmaceutical development services and proprietary soft gel products and technologies to the global pharmaceutical industry. The Company has approximately 6,000 employees and serves a customer base of over 300 pharmaceutical companies, including 19 of the 20 largest pharmaceutical companies, 8 of the top 10 biotechnology companies and 8 of the 10 largest specialty pharmaceutical companies. For the 6 month period ended April 30, 2013, no customer accounted for more than 8% of Patheon’s total revenues and no product accounted for more than 6% of Patheon’s total revenues.

For the fiscal year ended October 31, 2013 (“FY2013E”), the Company is estimating pro forma revenues of US$1,056.6 million. At July 31, 2013, the Company reported total assets of US$1,071.1 million, total face value of debt of US$621.0 million and cash and cash equivalents of US$40.9 million.

The Company operates through three operating segments: Commercial Manufacturing Outsourcing Services (“CMO”), Pharmaceutical Development Services (“PDS”) and Banner Life Sciences (“BLS”).

Commercial Manufacturing Outsourcing Services

The CMO segment, which is expected to account for approximately 62% of the Company’s FY2013E revenue, provides contract manufacturing services to the global pharmaceutical industry. The Company offers a full array of services including manufacturing, logistics and packaging of conventional dosage forms, sterile dosage forms and specialized products. The Company’s manufacturing capabilities include more than 300 products across approximately 125 customers, related primarily to prescription products in solid, soft gel and sterile dosage forms, as well as specialized capabilities in sterile products. Management believes that the Company holds an estimated 5% market share (as measured by revenue) in the global commercial manufacturing outsourcing service market.

For the purpose of commercial manufacturing, the Company owns and operates a total of eight manufacturing facilities and packaging facilities globally(1).

Pharmaceutical Development Services

The PDS segment, which is expected to account for approximately 14% of the Company’s FY2013E revenue, provides contract development services to the global pharmaceutical industry, offering a broad range of services including pre-formulation, formulation, analytical development, clinical manufacturing, scale-up and commercialization services. As of October 2, 2013, the Company was contracted on more than 450 projects for approximately 260 customers, and has completed 28 New Molecular Entities (“NMEs”) worldwide since 2001. Management believes the Company holds an estimated 10% market share (as measured by revenue) in the global contract development services market.

1.	(i) four facilities in North America:

•	two facilities in the United States, consisting of Cincinnati, Ohio and Manatí, Puerto Rico

•	two facilities in Ontario, Canada, consisting of Whitby and Toronto

(ii) four facilities in Europe:

•	Monza and Ferentino, Italy; Swindon, U.K.; and Bourgoin, France

The Company announced on May 9, 2012 the closure of its Caguas facility to consolidate its Puerto Rico manufacturing operations into its Manatí site.

For the purpose of pharmaceutical development services, the Company owns and operates eight development centres globally(1).

Banner Life Sciences

The BLS segment, which is expected to account for approximately 24% of the Company’s pro forma revenue for FY2013E, provides proprietary soft gel technologies across prescription, over-the-counter (“OTC”) and nutritional products. BLS offers over 70 products, including seven proprietary soft gel technologies, to approximately 60 customers that include pharmaceutical companies, major retail pharmacy chains and wholesalers. Management believes the Company holds an estimated 16% market share (as measured by revenue) in the U.S. soft gel market.

For the purpose of soft gel production, the Company owns and operates three facilities globally(2).

1.	(i) three facilities in North America:

•	one facility in the United States, consisting of Cincinnati, Ohio

•	two facilities in Ontario, Canada, consisting of Whitby and Toronto

(ii) five facilities in Europe:

•	Monza and Ferentino, Italy; Swindon and Milton Park, U.K.; and Bourgoin, France

2.	(i) two facilities in North America:

•	one facility in the United States, consisting of High Point, North Carolina

•	one facility in Mexico City, Mexico

(ii)  one facility in Tilburg, Netherlands

The Company announced on March 7, 2013 the closure of its Olds, Canada facility by October 31, 2013 following a review of BLS’s facilities subsequent to the closing of the BLS acquisition on December 14, 2012.

Summary Historical Financial Information

The following table summarizes certain of the Company’s historical financial results for the three fiscal years ended and as at October 31:

US$ millions	2010A	October 31, 2011A	2012A	‘10-‘12 CAGR
SELECT INCOME STATEMENT ITEMS
Revenue
CMO	$545.3	$572.6	$613.1 (1)	6.0%
Year over year % growth / (decline)		5.0%	7.1%
PDS	$125.9	$127.4	$138.4	4.8%
Year over year % growth / (decline)		1.2%	8.7%
Total	$671.2	$700.0	$751.6	5.8%
Year over year % growth / (decline)		4.3%	7.4%
Adjusted EBITDA
Adjusted EBITDA, as reported	$80.9	$66.4	$71.1	(6.3%)
Margin	12.1%	9.5%	9.5%
Year over year % growth / (decline)		(17.9%)	7.0%
Company Adjustments
Consulting Fees	—	8.9	13.4
Stock Compensation	2.3	3.5	3.1
Other SG&A adjustments	3.0	6.5	3.1
Adjusted EBITDA before repositioning – per Company	$86.2	$85.3	$90.7	2.6%
Margin	12.8%	12.2%	12.1%
Year over year % growth / (decline)		(1.0%)	6.3%
SELECT CASH FLOW ITEMS
Capital Expenditures
CMO	$38.8	$38.4	$47.3
% of Revenue	7.1%	6.7%	7.7%
PDS	8.7	8.8	4.7
% of Revenue	6.9%	6.9%	3.4%
Corporate and other	1.2	0.6	1.4
Total	$48.7	$47.8	$53.5
% of Revenue	7.2%	6.8%	7.1%
SELECT BALANCE SHEET ITEMS
Cash and Cash Equivalents	$53.5	$33.4	$39.4
Total Assets	813.2	824.6	742.9
Long-term debt (including bank indebtedness)	281.1	280.1	310.7
Shareholders’ equity	249.1	237.7	124.3

Notes: (i)	Adjusted EBITDA, as reported is income (loss) from continuing operations before repositioning expenses, interest expenses, refinancing expenses, gains and losses on sale of fixed assets, gain on extinguishment of debt, income taxes, asset impairment charge, depreciation and amortization. It is a non-GAAP financial measure that does not have any standardized meaning prescribed by GAAP. It is therefore unlikely to be comparable to similar measures presented by other companies.

(ii)	CAGR refers to compound annual growth rate.

(iii)	All figures shown above exclude BLS, as the Company acquired BLS subsequent to October 31, 2012.

1.	Adjusted for $2.4 million product recall in the CMO segment.

VALUATION OF THE SHARES

Definition of Fair Market Value

For the purposes of the Valuation, fair market value means the monetary consideration that, in an open and unrestricted market, a prudent and informed buyer would pay to a prudent and informed seller, each acting at arm’s length with the other, where neither party is under any compulsion to act.

In accordance with the Rules, BMO Capital Markets has made no downward adjustment to the fair market value of the Shares to reflect the liquidity of the Shares, the effect of the Transaction on the Shares or the fact that the Shares held by individual shareholders do not form part of a controlling interest. A valuation prepared on the foregoing basis is referred to as an en bloc valuation.

Approach to Value

The Valuation is based upon techniques and assumptions that BMO Capital Markets considers appropriate in the circumstances for the purposes of arriving at an opinion as to the range of the fair market value of the Shares. The fair market value of the Shares was analyzed on a going concern basis, as the Company is expected to continue as a going concern, and is expressed on a per Share basis.

Valuation Methodologies and Analysis

For the purposes of determining the fair market value of the Shares, BMO Capital Markets has considered the following methodologies:

•	precedent transactions approach;

•	discounted cash flow (“DCF”) approach; and

•	comparable trading approach.

Estimate of the Preferred Shares Liability

BMO Capital Markets was required to assess the value of the Preferred Shares in order to determine the impact on the fair market value of the Shares. JLL currently holds 150,000 (representing 100%) of the issued and outstanding Preferred Shares.

The Preferred Shares provide JLL with the right to elect a number of directors to the Board; so long as JLL holds at least 22,811,123 Shares, JLL has the right to elect three members to the Board. Upon liquidation, dissolution or winding-up of the Company, the holder of each Preferred Share will receive C$0.0001 per Preferred Share. In addition, the Preferred Shares are not transferrable, except to an affiliate of JLL.

BMO Capital Markets has ascribed zero fair market value to the Preferred Shares in the context of preparing the Valuation of the Shares.

Estimate of Pro Forma FY2013E EBITDA

The Company has made certain adjustments to FY2013E EBITDA to reflect the annualized pro forma impact of: i) synergies and operational excellence initiatives realized through the BLS segment; ii) operational excellence initiatives realized through the CMO and PDS segments; iii) savings realized through site closures including the Caguas facility in Puerto Rico and the Olds facility in Alberta, Canada; and iv) variable employee compensation expense reflective of the pro forma adjustments. Pro Forma FY2013E (“PF FY2013E”) EBITDA has been estimated at US$177.8 million by the Company’s Management including the foregoing annualized pro forma adjustments.

PRECEDENT TRANSACTIONS METHODOLOGY

BMO Capital Markets identified and reviewed 16 transactions since 2007 within the commercial manufacturing industry and 16 transactions since 2007 in the contract research industry, which BMO Capital Markets’ determined are relevant with respect to the Company’s CMO, BLS and PDS segments, respectively. BMO Capital Markets compared the Company to the target companies identified in the relevant transactions with respect to certain characteristics of the target including, among other things, relative size, relative market position, and business prospects at the time of the transaction.

A summary of the precedent transactions reviewed is presented below:

US$ millions
Date Announced	Target	Acquiror	EV		EV / EBITDA LTM		EBITDA Margin LTM
Commercial Manufacturing Organizations
21-May-13	Xellia Pharmaceuticals AS	Novo Group	$700		—		—
6-Mar-13	Althea Technologies, Inc.	Ajinomoto Co., Inc.	$175		—		—
31-Dec-12	JHP Pharmaceuticals, LLC	Warburg Pincus LLC	$195		—		—
29-Oct-12	Banner Pharmacaps Inc. and Sobel USA Inc.	Patheon Inc.	$269		10.8x		9.2%
4-Oct-12	Metrics, Inc.	Mayne Pharma Group Ltd	$105	(1)	6.5x		31.2%
6-Aug-12	Aenova Holding GmbH	BC Partners	$618	(2)	9.4x	(3)	21.2%
9-Jan-12	BioReliance Corporation	Sigma-Aldrich Corporation	$353		11.9x	(4)	23.5%
22-Aug-11	Aptuit Inc., Clinical Trial Supplies Business	Catalent Pharma Solutions, Inc.	$407		10.1x	(5)	20.4%
4-Apr-11	Capsugel, Inc.	Kohlberg Kravis Roberts & Co. L.P.	$2,375		11.3x		28.0%
24-Feb-11	Lancaster Laboratories, Inc.	Eurofins Scientific SA	$200		8.0x		21.7%
30-Apr-08	BASF, Pharmaceutical Contract Manufacturing Business	Dr. Reddy’s Laboratories Ltd.	$40		6.2x		15.0%
6-Feb-08	Xellia Pharmaceuticals AS	3i Group Plc	$395		8.1x		26.1%
3-Aug-07	Lipa Pharmaceuticals	CK Life Sciences	$100		9.6x		13.4%
1-Aug-07	Brookwood Pharmaceuticals, Inc.	SurModics, Inc.	$40		13.5x		19.5%
24-Apr-07	HollisterStier Laboratories	Jubiliant Life Sciences Ltd.	$123	(6)	11.2x		19.8%
25-Jan-07	Catalent Pharma Solutions, Inc.	The Blackstone Group	$3,217		14.3x	(7)	13.9%
Mean – Commercial Manufacturing Organizations					10.1x		20.2%
Median – Commercial Manufacturing Organizations					10.1x		20.4%

US$ millions
Date Announced	Target	Acquiror	EV		EV / EBITDA LTM		EBITDA Margin LTM
Contract Research Organizations
24-Jun-13	PRA International Inc	Kohlberg Kravis Roberts & Co. L.P.	$1,300		13.0x		—
31-Oct-12	Sygene International Ltd	General Electric Capital Corporation	$301	(2)	9.8x	(8)	34.0%
2-Oct-11	Pharmaceutical Product Development, LLC	Hellman & Friedman; The Carlyle Group	$3,404		10.5x		20.3%
9-May-11	Medpace, Inc.	CCMP Capital Advisors, LLC	$741		11.8x		—
4-May-11	Kendle International Inc.	INC Research, LLC	$348		13.7x		5.9%
28-Feb-11	Diosynth RTP, Inc. and MSD Biologistics (UK) Ltd	FUJIFILM Holdings Corporation	$329	(2)	—		—
27-Dec-10	ReSearch Pharmaceutical Services, Inc.	Warburg Pincus LLC	$254		14.9x	(9)	6.2%
19-Aug-10	INC Research, LLC	Avista Capital Holdings, LP; Teachers’ Private Capital	$600		10.0x		—
6-May-10	inVentiv Health, Inc.	Thomas H. Lee Partners, L.P.	$1,164	(10)	8.0x		13.4%
2-Sep-09	MDS Analytical Technologies (US) Inc.	Danaher Corp.	$650		11.4x		15.6%
3-Feb-09	Pharmanet Development Group, Inc.	JLL Partners	$186		5.7x		7.2%
20-Mar-08	Premier Research Group plc	ECI Partners	$177	(2)	10.6x		10.8%
3-Jan-08	Apptec Laboratory Services, Inc.	WuXi Pharmatech	$164		17.1x		13.7%
21-Dec-07	Quintiles Transnational Corp.	3i Group Plc; Bain Capital; TPG Capital, L.P.	$2,860		11.8x	(11)	12.6%
24-Jul-07	PRA International, Inc.	Genstar Capital, LLC	$758		13.4x		14.8%
18-Jul-07	WIL Research	American Capital	$500		12.6x		25.4%
Mean – Contract Research Organizations					11.6x		15.0%
Median – Contract Research Organizations					11.8x		13.5%

Source: Company filings, press releases, Consensus estimates, MergerMarket and Deal Pipeline

Note: EV = Enterprise Value (market value of equity plus net debt, preferred stock, and minority interest less unconsolidated investments); LTM = last twelve months; NTM = next twelve months.

1.	Enterprise value excludes $15 million contingent payment.
2.	Converted in US$ as per exchange rate at announcement date.
3.	Based on estimate FY 2012 EBITDA.
4.	LTM EBITDA implied based on NTM EBITDA margin.
5.	Based on FY 2011 revenue and EBITDA.
6.	Enterprise value excludes $16 million contingent payment.
7.	Based on FY 2006 EBITDA.
8.	LTM revenue and EBITDA implied based on management estimates of growth and margins.
9.	EBITDA is inclusive of fee and costs associated with the European acquisitions and Paramax acquisition.
10.	Cash inclusive of restricted cash related to security deposits for the London office in the inVentiv Communications segment.
11.	Based on FY 2006 revenue and EBITDA.

Based on the foregoing, BMO Capital Markets believes that for the purposes of the precedent transactions methodology, the appropriate enterprise value to LTM EBITDA multiples are in the range of 10.0x to 11.0x for the CMO and BLS business segments, and 11.0x to 13.0x for the PDS business segment. The Company’s PF FY2013E EBITDA has been selected as the basis for the Company’s LTM EBITDA. The selected multiple ranges were based on BMO Capital Markets review of the precedent transactions and consideration of: (i) the similarities of the business mix, industry market share and financial profiles of the target relative to the Company’s CMO, PDS and BLS segments, and (ii) respective industry conditions at the time of the transaction.

The following table is a summary of the fair market value of the Shares resulting from the selection of the foregoing precedent transaction multiple ranges:

US$ millions, except per share data	Benchmark	Selected Multiple Range		Value Range
		Low	High	Low	High
EV / LTM EBITDA
PF FY2013E EBITDA	$177.8
CMO and BLS(1)	$140.5	10.0x	11.0x	$1,405.3	$1,545.9
PDS(1)	$37.3	11.0x	13.0x	$410.1	$484.6

Enterprise value				$1,815.4	$2,030.5
Less: net obligation adjustments(2)(3)				(573.2)	(573.2)

En bloc equity value				$1,242.2	$1,457.3
Fully diluted Shares outstanding(4)				152.0	152.0
En bloc equity value per Share				$8.17	$9.59

1.	Corporate G&A costs have been allocated pro rata each segment’s revenue.
2.	See DCF Methodology for details.
3.	Proceeds from in-the-money options are included in the net obligations adjustments.
4.	Includes dilution from implied in-the-money options

DISCOUNTED CASH FLOW METHODOLOGY

BMO Capital Markets also considered the fair market value range of the Shares under the DCF methodology. The DCF approach reflects the growth prospects and risks inherent in the Company’s business by taking into account the amount, timing and relative certainty of the estimated unlevered after-tax free cash flows expected to be generated by the Company.

The DCF methodology requires that certain assumptions be made regarding, among other things, future unlevered after-tax free cash flows, discount rates and terminal values. The possibility that some of the assumptions will prove to be inaccurate is one factor involved in the determination of the discount rates to be used in establishing a range of values. BMO Capital Markets’ DCF methodology involved discounting to November 15, 2013, both the value of the Company’s estimated unlevered after-tax free cash flows from August 1, 2013 to October 31, 2017 (the “Forecast Period”) and the terminal value determined as of October 31, 2017 for unlevered after-tax free cash flows that occur after October 31, 2017 (the “Terminal Period”).

Financial Forecast

As a basis for the development of estimated future unlevered after-tax free cash flows, Management provided BMO Capital Markets with a set of assumptions and forecasts for the Forecast Period. After a review of the assumptions and discussions with Management regarding the assumptions, BMO Capital Markets concluded that the Financial Forecast formed an appropriate basis for the DCF methodology.

Financial Forecast Overview

Revenue forecasts were provided by Management for each of the CMO, PDS and BLS operating segments. Operating expenditures and capital investments required to maintain and support revenue growth were also provided by Management and assessed. Management provided BMO Capital Markets with estimates of both maintenance and growth capital outlays for each operating segment. The Financial Forecast does not include revenue or income from any potential acquisitions occurring in the Forecast Period or Terminal Period.

The following is a summary of the forecast developed for the CMO segment of the Company:

	October 31,						‘13 –‘17 CAGR
US$ millions	2012A	PF 2013E	2014E	2015E	2016E	2017E
Revenue	$613.1	$654.8	$705.1	$747.4	$792.3	$839.8	6.4%
Year over year growth		6.8%	7.7%	6.0%	6.0%	6.0%
Adjusted EBITDA	73.8	111.5	126.9	143.7	161.8	181.3	12.9%
Year over year growth		51.1%	13.8%	13.3%	12.6%	12.0%
EBITDA margin %	12.0%	17.0%	18.0%	19.2%	20.4%	21.6%
Maintenance capital expenditures	12.3	14.8	15.9	16.9	17.9	18.9	6.4%
Project-related capital expenditures	35.0	20.0	21.6	22.9	24.4	25.9	6.6%

Total capital expenditures	$47.2	$34.8	$37.6	$39.8	$42.2	$44.8	6.5%
Capital expenditures / revenue	7.7%	5.3%	5.3%	5.3%	5.3%	5.3%

Note: Forecasted figures include corporate G&A allocated based on percentage of revenue contribution of each segment to total revenue.

Management expects the commercial manufacturing market to grow at approximately 7% annually over the Forecast Period, with the Company’s CMO segment growing in line. The CMO revenue forecast was formed through Management’s identification and segmentation between existing business (base business and recent wins), which is expected to provide a somewhat predictable revenue stream during the Forecast Period. Base business represents mature contracts (approximately two to five years into the contract term) and recent wins are contracts in the earlier stages of their term. The FY2014E revenue forecast is primarily comprised of base business and recent wins, representing approximately 97% of forecast revenue. Additionally, Management expects successful execution in the PDS segment to serve as a source of additional revenue for the CMO segment during the Forecast Period.

Key cost drivers in this segment include variable cost inputs (materials and direct labour), and fixed cost inputs (factory overhead and G&A, which generally do not vary with operating levels). The expected EBITDA improvement over the Forecast Period is principally driven by revenue growth and the increased utilization of existing operating capacity. Capital expenditures are estimated to increase over the Forecast Period to $44.8 million by FY2017E to support increased business volumes.

The following is a summary of the forecast developed for the PDS segment of the Company:

	October 31,						‘13 –‘17 CAGR
US$ millions	2012A	PF 2013E	2014E	2015E	2016E	2017E
Revenue	$138.4	$147.0	$161.6	$171.3	$181.6	$192.5	7.0%
Year over year growth		6.1%	10.0%	6.0%	6.0%	6.0%
Adjusted EBITDA	26.0	37.3	44.1	48.0	52.2	56.7	11.1%
Year over year growth		43.4%	18.3%	8.9%	8.7%	8.6%
EBITDA margin %	18.8%	25.4%	27.3%	28.0%	28.8%	29.5%
Maintenance capital expenditures	1.5	2.5	2.8	3.0	3.1	3.3	6.8%
Project-related capital expenditures	3.2	3.5	3.8	4.0	4.3	4.5	7.1%

Total capital expenditures	$4.7	$6.0	$6.6	$7.0	$7.4	$7.9	7.0%
Capital expenditures / revenue	3.4%	4.1%	4.1%	4.1%	4.1%	4.1%

Note: Forecasted figures include corporate G&A allocated based on percentage of revenue contribution of each segment to total revenue.

Management expects the contract research market to grow at approximately 7% annually over the Forecast Period, with the Company’s PDS business forecasted to grow in line.

Key cost drivers in the PDS segment differ from those in the CMO segment with the majority of costs being variable to production levels, with technical personnel being the primary cost driver. Capital expenditure requirements to support the PDS segment are less than those of the CMO segment as existing plant technologies and customer capabilities can be leveraged to support this segment of the business.

The following is a summary of the consolidated forecast for the BLS segment of the Company:

	October 31,						‘13 –‘17 CAGR
US$ millions	2012A	PF 2013E	2014E	2015E	2016E	2017E
Revenue	$268.8	$254.8	$277.0	$299.2	$321.6	$344.1	7.8%
Year over year growth		(5.2%)	8.7%	8.0%	7.5%	7.0%
Adjusted EBITDA	15.4	29.0	33.0	38.1	43.4	48.8	13.8%
Year over year growth		88.2%	13.6%	15.6%	13.8%	12.3%
EBITDA margin %	5.7%	11.4%	11.9%	12.7%	13.5%	14.2%
Maintenance capital expenditures	7.4	2.7	2.9	3.2	3.4	3.6	7.5%
Project-related capital expenditures	5.4	3.7	4.0	4.3	4.6	5.0	7.8%

Total capital expenditures	$12.8	$6.4	$6.9	$7.5	$8.0	$8.6	7.7%
Capital expenditures / revenue	4.8%	2.5%	2.5%	2.5%	2.5%	2.5%

Note: Forecasted figures include corporate G&A allocated based on percentage of revenue contribution of each segment to total revenue.

Management expects BLS’s largest product category, soft-gels, to grow by approximately 3% annually in the U.S. from 2012 through to 2014, with BLS’s segmented revenue expected to grow by approximately 8% annually during the Forecast Period. Management attributes this strong expected performance to BLS’s portfolio of proprietary technologies which has contributed towards BLS’s strong pipeline of prescription products that the Company plans to launch during the Forecast Period.

BLS’s cost structure is driven primarily by the use of raw materials, which fluctuate with levels of production. However increased EBITDA margins expected during the Forecast Period are a result of increased utilization of existing operating capacity.

The following is a summary of the consolidated forecast for the Company, as per the Financial Forecast:

	October 31,						‘13 –‘17 CAGR
US$ millions	2012A(1)	PF 2013E	2014E	2015E	2016E	2017E
Revenue	$1,020.4	$1,056.6	$1,143.8	$1,217.9	$1,295.5	$1,376.4	6.8%
Year over year growth / (decline)		3.5%	8.3%	6.5%	6.4%	6.2%
Adjusted EBITDA	$115.2	$177.8	$203.9	$229.9	$257.5	$286.8	12.7%
Year over year growth / (decline)		54.3%	14.7%	12.7%	12.0%	11.4%
EBITDA margin %	11.3%	16.8%	17.8%	18.9%	19.9%	20.8%
Capital Expenditures	$66.2	$49.2	$53.1	$56.3	$59.7	$63.2	6.5%
Capital expenditures / revenue	6.5%	4.7%	4.6%	4.6%	4.6%	4.6%

1.	2012A shown pro forma the acquisition of the Company’s acquisition of it BLS segment.

Growth in Adjusted EBITDA over the Forecast Period is driven principally by Adjusted EBITDA margin expansion to 20.8% by FY2017E. The improvement in EBITDA margin is expected to result from:

•	successful results of the Company’s operational excellence initiatives, which have focused on revenue growth, increased utilization of existing operating capacity, procurement efficiencies, and site rationalization; and

•	increased revenue contribution of the PDS segment which earns higher EBITDA margins relative to the Company’s other operating segments

As part of its review, BMO Capital Markets reviewed the operating assumptions in comparison to the Company’s historical operating performance, industry research reports, the prospective and retrospective performance of the Company’s peer group, forecasts by equity research analysts on the Company and other sources considered relevant, including detailed discussions with Management. Based on such review, BMO Capital Markets observed that the assumptions underlying the Financial Forecast do not appear unreasonable, and are generally in line with forecasted market growth rates and growth rates of comparable peers.

Corporate Overhead

The Financial Forecast provided by Management is comprised of the Company’s three operating segments (CMO, PDS and BLS) and one cost center comprised of corporate costs. Management indicated to BMO Capital Markets that it is a reasonable to allocate the corporate costs of the Company amongst the CMO, PDS and BLS operating segments based on percentage of revenue contribution of each segment to total revenue.

Benefits to a Purchaser of Acquiring 100% of the Shares

In accordance with the Rules, BMO Capital Markets reviewed and considered whether any distinctive material value would accrue to the Offeror or any other purchaser through the acquisition of 100% of the Shares. BMO Capital Markets assessed whether there are expected to be any material operating or financial benefits that could accrue to such a purchaser as a result of: (i) savings of direct costs resulting from being a publicly listed entity; (ii) savings of other corporate expenses including, but not limited to, senior management, legal, finance, information technology, human resources, sales and marketing; (iii) reduced operating costs and capital expenditures resulting from rationalizing such expenditures between the Company’s operations and the operations of such purchaser; and (iv) revenue enhancement opportunities.

In assessing the amount of synergies to include in the Valuation, BMO Capital Markets considered the synergies that could be achieved by the Offeror or any other purchaser of the Company and the amount of synergies that such acquirer might pay for in an open and unrestricted auction for the Company. It was determined based on information received from Management and the Offeror that synergies pertaining to areas outlined above may be achievable, but that revenue enhancement opportunities were not estimable. Accordingly, the annual run-rate pre-tax synergies are estimated to be US$44.1 million excluding one-time costs that may be required to achieve such synergies, and may be achievable within four years of an acquisition of the Company. For the purposes of the Valuation, BMO Capital Markets has assumed that a purchaser of the Company would pay 50% of the after-tax value of these identified synergies, net of implementation costs, in an open and unrestricted market. BMO Capital Markets has reflected this amount in its DCF analysis as per the following schedule:

	October 31,
US$ millions	PF 2013E	2014E	2015E	2016E	2017E	Terminal
Gross Synergies	$0.0	$16.0	$34.8	$43.9	$44.1	$45.2
Implementation Costs	—	(13.8)	(1.8)	—	—	—

Net Synergies	$0.0	$2.3	$33.0	$43.9	$44.1	$45.2
Tax Rate	20.0%	20.0%	20.0%	20.0%	20.0%	22.5%

After-Tax Net Synergies	—	$1.8	$26.4	$35.1	$35.3	$35.1
50% of After-Tax Net Synergies	—	0.9	13.2	17.5	17.7	17.5

Income Taxes

Cash income taxes were estimated during the Forecast Period based on calculations of taxable income and the Company’s estimated cash tax rates. The estimated cash tax rate of 20% was provided by Management and based on current and estimated statutory tax rates in Canada, United States, Mexico, Puerto Rico, Japan, United Kingdom, France, and the Netherlands, and adjusted for tax attributes including, but not limited to, tax-loss carry-forwards, research and development tax credits and cross-border financing structures. Given the finite nature of some of these tax attributes, Management has represented to BMO Capital Markets that 22.5% is an appropriate estimate of the cash tax rate in the Terminal Period for the purposes of calculating the terminal value in the DCF.

Net Working Capital

Estimated net working capital was based on Management’s assumptions, information that was provided by Management and the historical relationships of the Company’s accounts receivable, inventories, income taxes receivable, prepaid expenses, accounts payable, income taxes payable and deferred revenue balances to the Company’s historical revenue. Based on the information provided by Management, the Financial Forecast assumes net working capital will be 14% of revenue over the Forecast Period and in the Terminal Period. Forecast Period and Terminal Period working capital levels are expected to be higher than historical levels, which is largely attributable to the addition of BLS’s retail and distribution business being appropriately reflected in the Company’s reported financial results subsequent to its acquisition of BLS.

Capital Expenditures

Estimated capital expenditures were provided by the Company’s Management and are based on the Company’s historical capital intensity and Management’s assessment of capital needs required to achieve the revenue and EBITDA estimates during the Forecast Period. Maintenance capital expenditures are related to maintaining the Company’s existing operating assets, whilst project-related capital expenditures are related to required product and process development for both new and existing customers. Management has estimated total capital expenditures ranging between 4.6% and 4.7% of revenue over the Forecast Period and 4.5% of revenue in the Terminal Period.

Foreign Exchange

The Company operates in many countries and conducts its business in several different currencies, namely the U.S. dollar, the Euro, the Canadian dollar, the British Pound, the Mexican Peso and Japanese Yen. Accordingly, the Company’s U.S. dollar denominated operating results are exposed to and are impacted by the fluctuation of foreign exchange rates. The Financial Forecast provided by Management assumes exchange rates as detailed in the table below. BMO Capital Markets has adjusted the exchange rate assumptions to the prevailing spot exchange rates as at November 15, 2013.

Foreign Exchange Rate (per US$)	Management Estimate	Spot(1) (15-Nov-13)
Euro	1.3000	1.3496
Canadian Dollar	0.9600	0.9579
British Pound Sterling	1.5200	1.6118
Mexican Peso	0.0813	0.0773
Japanese Yen	0.0099	0.0100

1.	Sourced from Bloomberg

Terminal Year Free Cash Flows

BMO Capital Markets developed the terminal year free cash flow estimates, which were reviewed by Management, based on the following assumptions:

Revenue growth	2.5%
EBITDA margin	20.8%
Income tax rate	22.5%
50% of After-Tax Net Synergies (US$ millions)	$17.5
Net working capital (as a percentage of revenue)	14.0%
Capital expenditures (as a percentage of revenue)	4.5%

Unlevered After-Tax Free Cash Flows

For the purposes of deriving estimated unlevered after-tax free cash flows for use in the DCF analysis, BMO Capital Markets reviewed the Financial Forecast, relevant underlying assumptions and considered the resulting sales growth and EBITDA margins. BMO Capital Markets’ DCF analysis incorporated a Forecast Period, from August 1, 2013 to October 31, 2017, followed by a terminal value calculation based on the estimated terminal year free cash flows. As part of the DCF analysis, net obligations are subtracted from the discounted unlevered after-tax free cash flows. Accordingly, BMO Capital Markets has used the Company’s net obligation balance as of July 31, 2013 for the purpose of the Valuation. To adjust for the Forecast Period commencing at August 1, 2013, Management provided BMO Capital Markets with the Company’s unlevered free cash flow estimate for the period between August 1, 2013 and October 31, 2013.

The following is a summary of the unlevered after-tax free cash flow estimates used in the DCF analysis:

	October 31,
US$ millions	Q4 2013E(1)	2014E	2015E	2016E	2017E	Terminal
Revenue		$1,143.8	$1,217.9	$1,295.5	$1,376.4	$1,410.8
Year over year growth / (decline)		8.3%	6.5%	6.4%	6.2%	2.5%
Adjusted EBITDA		203.9	229.9	257.5	286.8	293.9
Year over year growth / (decline)		36.3%	12.7%	12.0%	11.4%	2.5%
EBITDA margin %		17.8%	18.9%	19.9%	20.8%	20.8%
Cash taxes		(30.5)	(35.0)	(39.8)	(45.0)	(51.8)
Change in working capital		(12.2)	(10.4)	(10.9)	(11.3)	(4.8)
Repositioning Expenses(2)		(9.6)	(6.4)	—	—	—
Other Cash Payments(3)		(7.2)	—	—	—	—
Impact of Spot FX Forecast		1.9	2.2	2.4	2.7	2.7
Synergies(4)		0.9	13.2	17.5	17.7	17.5
Capital expenditures		(53.1)	(56.3)	(59.7)	(63.2)	(63.5	)(5)

Unlevered free cash flow	$25.0	$94.2	$137.2	$167.1	$187.6	$194.0

1.	Q4 F2013E unlevered free cash flow estimate, as per Management.
2.	One-time repositioning expenses as per Management, associated with the Olds, Alberta; Caguas, Puerto Rico and Swindon, United Kingdom facility shutdowns; shown on an after-tax basis.
3.	One-time legal and strategic consulting expenses, as per Management; shown on an after-tax basis.
4.	50% of net synergies included; shown on an after-tax basis.
5.	4.5% capital expenditures (as a percentage of revenue) in Terminal Period as per Management.

Discount Rates

Unlevered after-tax free cash flows for the Company, as determined by using the Financial Forecast, were discounted based on the estimated weighted average cost of capital (“WACC”) for the Company. The WACC was calculated using the Company’s cost of equity and after-tax cost of debt, weighted on the basis of an assumed optimal capital structure. The assumed optimal capital structure was determined using a review of the current and historical capital structures of comparable companies and the relative risks inherent in the Company’s business. The cost of debt for the Company was calculated based on the risk-free rate of return and an appropriate borrowing spread to reflect the credit risk. BMO Capital Markets used the capital asset pricing model (“CAPM”) approach to determine the appropriate cost of equity. The CAPM approach calculates the cost of equity with reference to the risk-free rate of return, the risk of equity relative to the market (“beta”) and a market equity risk premium. To select the appropriate unlevered beta, BMO Capital Markets reviewed a range of unlevered betas for the Company and considered a select group of comparable companies that have risks similar to the Company. The selected unlevered beta was re-levered using the assumed optimal capital structure and was applied in the CAPM approach to calculate the cost of equity.

The assumptions used by BMO Capital Markets in estimating the WACC for the Company are as follows:

Cost of Capital
Cost of Debt
Risk-free rate (10-year U.S. Government Bond)(1)	2.7%
Borrowing spread(2)	4.5%
Pre-tax cost of debt	7.2%
Tax rate	22.5%
After-tax cost of debt	5.6%

Cost of Equity
Risk-free rate (10-year U.S. Government Bond)	2.7%
Unlevered beta	1.05
Market risk premium(3)	6.1%
Levered beta	1.32
Size premium(3)	1.7%
After-tax cost of equity	12.5%

WACC
Optimal capital structure (% debt)	25.0%
WACC	10.8%

1.	As of November 15, 2013.
2.	BMO Capital Markets’ estimate of 10-year borrowing spread at the optimal capital structure.
3.	Based on 2013 Ibbotson Risk Premia Over Time report.

BMO Capital Markets calculated the WACC for the Company to be 10.8%. For purposes of the DCF analysis, BMO Capital Markets selected a WACC range of 10.25% to 11.25%.

Terminal Value

BMO Capital Markets developed terminal enterprise values at the end of the Forecast Period using the terminal growth rate method, while also considering implied FY2017E EBITDA multiples. BMO Capital Markets selected terminal growth rates in the range of 2.25% to 2.75% and applied these to the terminal year’s unlevered after-tax free cash flows to determine the terminal enterprise value of the Company. This range was developed by reviewing (i) long term nominal GDP growth rate estimates, and (ii) long term commercial manufacturing and contract research industry growth rates, as forecasted by research analysts, and taking into consideration the following:

1.	The growth prospects and risks for the Company’s operations beyond the terminal year;

2.	The terminal EBITDA multiples implied by the 2.25% to 2.75% terminal growth rate assumption, assuming discount rates of 10.25% to 11.25%, are in the range of 7.1x to 8.5x. BMO Capital Markets considered these implied terminal EBITDA multiples to be appropriate; and

3.	The Financial Forecast reflects significant improvement in EBITDA margin and EBITDA growth over the Forecast Period. BMO Capital Markets believes that a potential buyer of the Company would not likely expect to achieve significant further improvements in EBITDA margin beyond the Forecast Period.

Net Obligations

The following table outlines the estimated and net obligations as of July 31, 2013:

US$ millions
Net Obligations
Face value of debt obligations	$621.0
Pension solvency deficit(1)	28.6
Fair value of FX liabilities	2.8

Total obligations	$652.4

Less:
Cash & equivalents	$40.9
Proceeds from in-the-money options	29.8
Investments in unconsolidated affiliates	8.5

Net obligations	$573.2

1.	Pension plan deficit, other post-employee benefit deficit and unfunded termination indemnities as of October 31, 2012, totaling US$35.8 million, tax affected at the Company’s estimated 20% cash tax rate.

Summary of DCF Methodology

The following is a summary of the fair market value range of the Shares derived from the DCF methodology:

	Value Range
US$ millions, except per share data	Low		High
WACC	11.25%		10.25%
Terminal Growth Rate	2.25%		2.75%
Implied Terminal Multiple	7.1	x	8.5	x
Net Present Value
Unlevered after-tax free cash flows	$490.8		$499.7
Terminal value	1,490.6		1,845.5

Enterprise value	$1,981.4		$2,345.2
Less: net obligations(1)	(573.2)		(573.2)

En bloc equity value	$1,408.2		$1,772.0
Fully diluted Shares outstanding(2)	152.0		152.0
En bloc value per Share	$9.27		$11.66
Implied EV / EBITDA
PF 2013E	11.1	x	13.2	x
2014E	9.7	x	11.5	x

1.	Includes proceeds from in-the-money options.
2.	Includes dilution from implied in-the-money options.

Sensitivity Analysis

The DCF analysis is sensitive to several of the assumptions applied. BMO Capital Markets performed sensitivity analyses, representing step changes to certain key assumptions. Their impact to the value per Share is summarized below:

Assumption	Benchmark	Sensitivity	Impact on Value per Share
Revenue growth	6.2% – 8.3% in Forecast Period	-/+1.0%	($1.00) – $1.03
EBITDA margin	17.8% – 20.8% in Forecast Period	-/+1.0%	($0.83) – $0.83
Foreign exchange forecast(1)	Spot Rates	+/-10.0%	($0.61) – $0.61
Total capital expenditure	$58.1 mm (Forecast Period average)	+/-10.0%	($0.38) – $0.38
Terminal period tax rate	22.5%	+/-2.5%	($0.36) – $0.36
Terminal growth rate	2.5%	-/+0.25%	($0.32) – $0.34
Synergies(2)	$44.1 mm (Pre-Tax Run Rate)	- /+ $10.0 million	($0.31) – $0.31
WACC	10.75%	+/-0.5%	($0.81) – $0.91

1.	A 10% increase in FX forecast implies a 10% weakening of the USD against each of the EUR, CAD, GBP, MXN and JPY, respectively.
2.	100% of realized pre-tax net run-rate synergies of US$44.1 million are sensitized by -/+ US$10.0 million; DCF is incorporating 50% of pre-tax net run-rate net synergies.

COMPARABLE TRADING METHODOLOGY

BMO Capital Markets also considered a comparable trading analysis utilizing two groups of publicly traded comparable entities, including six commercial manufacturing companies and six contract research companies. Using equity research analyst consensus estimates for all companies identified, BMO Capital Markets computed and reviewed a variety of financial and operating metrics that included projected revenue growth rates, EBITDA margins, leverage and capital intensity. BMO Capital Markets compared the Company to the comparable public companies identified with respect to the foregoing metrics.

A summary of the trading metrics for the 12 comparable companies considered is presented below:

	Equity Value(1)	Enterprise Value	EV / EBITDA 2014E		Total Debt /			EBITDA Margin 2014E	Capex / Revenue 2014E
All figures in US$ millions					2014E EBITDA		EV
Commercial Manufacturing Organizations
North America:
Cambrex	$593	$713	10.1	x	2.2	x	22.1%	21.5%	6.1%
Albany Molecular Research	$465	$441	9.2	x	0.3	x	3.7%	18.6%	4.3	%(2)
Cangene	$163	$117	n.a.		—		—	n.a.	2.4	%(2)
Mean			9.7	x	0.9	x	8.6%	20.1%	4.3%
Median			9.7	x	0.3	x	3.7%	20.1%	4.3%

International:
Lonza Group	$5,028	$7,777	9.7	x	3.8	x	39.2%	18.6%	8.0%
Biocon	$1,179	$1,065	9.0	x	0.5	x	6.0%	22.6%	11.0%
Jubilant Life Sciences	$268	$710	3.8	x	2.4	x	62.9%	18.2%	5.5%
Mean			7.5	x	2.3	x	36.0%	19.8%	8.2%
Median			9.0	x	2.4		39.2%	18.6%	8.0%
All Commercial Manufacturing Organizations Mean			8.4	x	1.6	x	22.3%	19.9%	6.2%
All Commercial Manufacturing Organizations Median			9.2	x	1.4		14.1%	18.6%	5.8%

	Equity Value(1)	Enterprise Value	EV / EBITDA 2014E		Total Debt /			EBITDA Margin 2014E	Capex / Revenue 2014E
All figures in US$ millions					2014E EBITDA		EV
Contract Research Organizations
North America:
Quintiles Transnational Holdings	$5,967	$7,342	11.3	x	3.1	x	27.9%	16.0%	2.5%
Covance	$5,027	$4,704	10.9	x	1.2	x	10.9%	16.5%	5.9%
Charles River Laboratories	$2,542	$3,043	10.8	x	2.3	x	21.1%	23.3%	4.3%
Parexel International	$2,499	$2,695	9.5	x	1.8	x	18.6%	14.3%	4.6%
Mean			10.6	x	2.1	x	19.6%	17.6%	4.3%
Median			10.8	x	2.0		19.8%	16.3%	4.5%

International:
ICON	$2,495	$2,276	11.4	x	—		—	13.6%	2.7%
WuXi Pharmatech	$2,376	$2,081	11.1	x	0.3	x	2.6%	28.1%	10.0%
Mean			11.3	x	0.1	x	1.3%	20.9%	6.4%
Median			11.3	x	0.1		1.3%	20.9%	6.4%
All Contract Research Organizations Mean			10.8	x	1.4	x	13.5%	18.7%	5.0%
All Contract Research Organizations Median			11.0	x	1.5		14.8%	16.3%	4.5%
Patheon (Street Consensus)(3)	$836	$1,439	8.3	x	3.6	x	43.3%	15.4%	5.8	%(2)
Patheon (Financial Forecast)			7.1	x	3.0	x		17.8%	4.6%

Source: Company filings, select street research,

Note: Metrics have been adjusted for non-recurring items and subsequent events; calendarized as appropriate

1.	Reflects prices as of November 15, 2013
2.	LTM Capex Intensity used as a proxy, as 2014E capital expenditure estimates are unavailable
3.	Based on FY2014E EBITDA

While none of the companies reviewed were considered directly comparable to the Company, BMO Capital Markets relied upon its professional judgment in analyzing the comparable companies and selecting the most appropriate public trading multiples. BMO Capital Markets considered enterprise value to EBITDA multiple for FY2014E to be the most appropriate trading multiples for the Company, and based on the above, selected the following multiple ranges, as summarized below:

US$ millions, except per share data	Benchmark	Selected Multiple Range				Value Range
		Low		High		Low	High
EV / EBITDA
PF FY2014E EBITDA	$203.9
CMO and BLS(1)	$159.8	8.25	x	8.75	x	$1,318.6	$1,398.5
PDS(1)	44.1	10.50		11.50		462.9	507.0

Enterprise value (average)						$1,781.6	$1,905.6
Less: net obligation adjustments(2)(3)						(573.2)	(573.2)

Equity value (average)						$1,208.4	$1,332.4

Fully diluted Shares outstanding(4)						152.0	152.0
Equity value per Share (average)						$7.95	$8.77

1.	Corporate G&A costs have been allocated pro rata each segment’s revenue.
2.	See DCF Methodology for details.
3.	Proceeds from in-the-money options are included in the net obligations adjustments.
4.	Includes dilution from implied in-the-money options

Given that none of the companies reviewed are considered directly comparable to the Company and that market trading prices generally do not reflect en bloc values, we have not relied on the comparable trading methodology to derive a value range for the Shares.

VALUATION SUMMARY

The following is a summary of the range of fair market value of the Shares resulting from the DCF and precedent transactions analyses:

	Value of Shares Using Precedent Transactions Analysis		Value of Shares Using DCF Analysis
US$ millions, except per share data	Low	High	Low	High
En bloc equity value	$1,242.2	$1,457.3	$1,408.2	$1,772.0
En bloc equity value per Share	$8.17	$9.59	$9.27	$11.66

In arriving at our opinion as to the fair market value of the Shares, we did not attribute any particular weight to any of the above valuation methodologies, but rather made qualitative judgments based upon our experience in rendering such opinions and on prevailing circumstances, including current market conditions, as to the significance and relevance of each valuation methodology and overall financial analyses.

VALUATION CONCLUSION

Based upon and subject to the foregoing, BMO Capital Markets is of the opinion that, as of November 18, 2013, the fair market value of the Shares is in the range of US$8.75 to US$10.25 per Share.

FAIRNESS OPINION

In considering the fairness, from a financial point of view, of the Consideration to be received by the Minority Shareholders pursuant to the Transaction, BMO Capital Markets reviewed, considered and relied upon or carried out, among other things, the following:

•	A comparison of the value of the Consideration offered under the Transaction to the fair market value range of the Shares determined in the Valuation; and

•	Such other information, investigations and analysis considered necessary or appropriate in the circumstances.

Comparison of the Consideration to the Valuation

Under the terms of the Transaction, the Shareholders would receive US$9.32 per Share, which is within the range of fair market value of the Shares as of November 18, 2013, as determined by BMO Capital Markets in the Valuation.

FAIRNESS OPINION CONCLUSION

Based upon and subject to the foregoing and such other matters as we considered relevant, BMO Capital Markets is of the opinion that, as of November 18, 2013, the Consideration to be received by the Minority Shareholders pursuant to the Transaction is fair, from a financial point of view, to the Minority Shareholders.

Yours very truly,

BMO Nesbitt Burns Inc.

ANNEX E

FAIRNESS OPINION OF RBC

November 18, 2013

The Independent Committee of the Board of Directors and the Board of Directors

Patheon Inc.

4721 Emperor Blvd, Suite 200

Durham, NC 27703-8580

USA

To the Independent Committee and the Board:

RBC Dominion Securities Inc. (“RBC”), a member company of RBC Capital Markets, understands that Patheon Inc. (the “Company”) and JLL/Delta Patheon Holdings, L.P. (“Newco”), a newly created limited partnership sponsored by an entity controlled by JLL Partners, Inc. (“JLL”) and Koninklijke DSM N.V. (“DSM” and, together with JLL and their respective affiliates, the “Buying Group”) have entered into an arrangement agreement (the “Arrangement Agreement”) dated November 18, 2013 to effect a plan of arrangement (the “Arrangement”). Under the terms of the Arrangement, among other things, Newco will acquire, directly or indirectly, all of the restricted voting shares (the “Shares”) of the Company, including those held by affiliates of JLL, for consideration of US$9.32 in cash per Share (the “Consideration”). In addition, all of the outstanding class I preferred shares, series D of the Company (the “Preferred Shares”) will be purchased for nominal consideration and cancelled. The terms of the Arrangement will be more fully described in a proxy statement and management information circular (the “Circular”), which will be mailed to holders of the Shares (the “Shareholders”) as of a record date to be established.

RBC understands that JLL Partners Fund V (Patheon), L.P. (“Fund V”), an affiliate of JLL, currently owns, indirectly, approximately 55.7% of the Shares, and all of the Preferred Shares and that Fund V will also receive in effect the same Consideration per Share as is provided to the minority Shareholders of the Company. As part of the transaction, the limited and general partners of Fund V will invest $110 million indirectly into Newco.

RBC further understands that in addition to an affiliate of Fund V, each of the directors and executive officers of the Company who holds Shares has entered into a voting and support agreement (the “Voting and Support Agreements”) pursuant to which, among other things, each has agreed to vote his, her, or its Shares, including Shares issuable on the exercise of Company options or other convertible securities to purchase Shares, in favour of the Arrangement. As a result, holders of approximately 66.08% of the Shares and 20.45% of the Shares held by minority Shareholders have agreed to vote their Shares in favour of the Arrangement.

RBC also understands that a committee (the “Independent Committee”) of the board of directors (the “Board”) of the Company who are independent of JLL has been constituted to consider the Arrangement and make recommendations thereon to the Board. The Independent Committee has retained RBC to provide advice and assistance to the Independent Committee in evaluating the Arrangement, including the preparation and delivery to the Independent Committee and the Board of RBC’s opinion (the “Fairness Opinion”) as to whether the Consideration to be received by the Shareholders, other than the Shareholders in the Buying Group and any member of senior management who has entered into an option cancellation agreement with respect to their existing Company options and who will receive equity interests in affiliates of JLL participating in the Arrangement (the “Minority Shareholders”), under the Arrangement is fair from a financial point of view to the

Minority Shareholders. The Fairness Opinion has been prepared in accordance with the guidelines of the Investment Industry Regulatory Organization of Canada. RBC has not prepared a valuation of the Company or any of its securities or assets and the Fairness Opinion should not be construed as such.

Engagement

The Independent Committee initially contacted RBC regarding a potential advisory assignment on July 3, 2013, and RBC was formally engaged by the Independent Committee through an agreement between the Company and RBC (the “Engagement Agreement”) dated September 5, 2013. The terms of the Engagement Agreement provide that RBC is to be paid a fee for its services as financial advisor, including fees that are contingent on consummation of the Arrangement or certain other events. In addition, RBC is to be reimbursed for its reasonable out-of-pocket expenses and to be indemnified by the Company in certain circumstances. RBC consents to the inclusion of the Fairness Opinion in its entirety and a summary thereof in form and substance satisfactory to RBC in the Circular and to the filing thereof, as necessary, by the Company with the securities commissions or similar regulatory authorities in Canada and the United States.

Relationship With Interested Parties

Other than as disclosed herein, neither RBC, nor any of its affiliates (as defined in National Instrument 45-106 Prospectus and Registration Exemptions of the Canadian Securities Administrators) is an insider or associate (as those terms are defined in the Securities Act (Ontario)) or an affiliate of the Company, JLL, DSM or any of their respective associates or affiliates. RBC has not been engaged to provide any financial advisory services nor has it participated in any financing involving the Company, JLL, DSM or any of their respective associates or affiliates, within the past two years, other than the services provided under the Engagement Agreement and, with respect to PGT, Inc. (an affiliate of JLL), RBC acted as a co-manager on the US$85 million offering of its common shares in May 2013. Royal Bank of Canada, controlling shareholder of RBC, has provided banking services to the Company in the normal course of business. Also, in 2005, Royal Bank of Canada entered into a US$7.5 million equity commitment with JLL Partners Fund V, L.P., an affiliate of Fund V, of which approximately US$6.8 million had been called by such fund as of the date of RBC’s opinion, with a portion of that amount having been invested in limited partnership interests of Fund V (representing approximately 0.5% of the limited partnership interests of Fund V). Royal Bank of Canada is a passive investor in Fund V as a limited partner. There are no understandings, agreements or commitments between RBC and the Company, JLL, DSM or any of their respective associates or affiliates with respect to any future business dealings. RBC may, in the future, in the ordinary course of its business, perform financial advisory or investment banking services for the Company, JLL, DSM or any of their respective associates or affiliates.

RBC acts as a trader and dealer, both as principal and agent, in major financial markets and, as such, may have had and may in the future have positions in the securities of the Company, JLL, DSM or any of their respective associates or affiliates and, from time to time, may have executed or may execute transactions on behalf of such companies or clients for which it received or may receive compensation. As an investment dealer, RBC conducts research on securities and may, in the ordinary course of its business, provide research reports and investment advice to its clients on investment matters, including with respect to the Company, JLL, DSM, any of their respective associates or affiliates or the Arrangement.

Credentials of RBC Capital Markets

RBC is one of Canada’s largest investment banking firms, with operations in all facets of corporate and government finance, corporate banking, mergers and acquisitions, equity and fixed income sales and trading and investment research. RBC Capital Markets also has significant operations in the United States and internationally. The Fairness Opinion expressed herein represents the opinion of RBC and the form and content herein have been approved for release by a committee of its directors, each of whom is experienced in merger, acquisition, divestiture and fairness opinion matters.

Scope of Review

In connection with our Fairness Opinion, we have reviewed and relied upon or carried out, among other things, the following:

1. the most recent draft, dated November 16, 2013 of the Arrangement Agreement;

2. drafts of certain of the Voting and Support Agreements;

3. audited financial statements of the Company for each of the five years ended October 31, 2008, 2009, 2010, 2011 and 2012;

4. the unaudited interim reports of the Company for the quarters ended January 31, April 30 and July 31, 2013;

5. annual reports of the Company for each of the two years ended October 31, 2011 and 2012;

6. the Notice of Annual and Special Meeting of Shareholders of the Company for each of the two years ended October 31, 2011 and 2012;

7. historical segmented financial results of the Company by division for each of the five years ended October 31, 2008 through 2012;

8. the internal draft management budget of the Company on a consolidated basis and segmented by division for the year ending October 31, 2014;

9. unaudited projected financial statements for the Company on a consolidated basis and segmented by division prepared by management of the Company for the years ending October 31, 2013 through October 31, 2017 (the “Management Forecast”);

10. monthly executive reporting package for each of the twelve months ended September 30, 2012 through August 31, 2013

11. discussions with senior management of the Company;

12. discussions with the Company’s legal counsel;

13. public information relating to the business, operations, financial performance and stock trading history of the Company and other selected public companies considered by us to be relevant;

14. public information with respect to other transactions of a comparable nature considered by us to be relevant;

15. public and private information regarding the pharmaceutical outsourcing industry including commercial manufacturing outsourcing (“CMO”) and commercial research outsourcing (“CRO”) industries;

16. representations contained in certificates addressed to us, dated as of the date hereof, from senior officers of the Company as to the completeness and accuracy of the information upon which the Fairness Opinion is based; and

17. such other corporate, industry and financial market information, investigations and analyses as RBC considered necessary or appropriate in the circumstances.

RBC has not, to the best of its knowledge, been denied access by the Company to any information requested by RBC.

Prior Valuations

The Company has represented to RBC that there have not been any prior valuations (as defined in Multilateral Instrument 61-101) of the Company or its material assets or its securities in the past twenty-four month period.

Assumptions and Limitations

With the Independent Committee’s approval and as provided for in the Engagement Agreement, RBC has relied upon the completeness, accuracy and fair presentation of all of the financial (including, without limitation, the financial statements of the Company) and other information, data, advice, opinions or representations obtained by it from public sources, senior management of the Company, and their consultants and advisors (collectively, the “Information”). The Fairness Opinion is conditional upon such completeness, accuracy and fair presentation of such Information. Subject to the exercise of professional judgment and except as expressly described herein, we have not attempted to verify independently the completeness, accuracy or fair presentation of any of the Information.

Senior officers of the Company have represented to RBC in a certificate delivered as of the date hereof, among other things, that (i) the Information provided orally by, or in the presence of, an officer or employee of the Company or in writing by the Company or any of its subsidiaries or their respective agents to RBC for the purpose of preparing the Fairness Opinion was, at the date the Information was provided to RBC, and is complete, true and correct in all material respects, and did not and does not contain any untrue statement of a material fact in respect of the Company, its subsidiaries or the Arrangement and did not and does not omit to state a material fact in respect of the Company, its subsidiaries or the Arrangement necessary to make the Information or any statement contained therein not misleading in light of the circumstances under which the Information was provided or any statement was made; and that (ii) since the dates on which the Information was provided to RBC, except as disclosed in writing to RBC, there has been no material change, financial or otherwise, in the financial condition, assets, liabilities (contingent or otherwise), business, operations or prospects of the Company or any of its subsidiaries and no material change has occurred in the Information or any part thereof provided to RBC by the Company or its subsidiaries which would have or which would reasonably be expected to affect the value of the Company or its subsidiaries or the terms of the Arrangement.

In preparing the Fairness Opinion, RBC has made several assumptions, including that all of the conditions required to implement the Arrangement will be met.

The Fairness Opinion is rendered on the basis of securities markets, economic, financial and general business conditions prevailing as at the date hereof and the condition and prospects, financial and otherwise, of the Company and its subsidiaries and affiliates, as they were reflected in the Information and as they have been represented to RBC in discussions with management of the Company. In its analyses and in preparing the Fairness Opinion, RBC made numerous assumptions with respect to industry performance, general business and economic conditions and other matters, many of which are beyond the control of RBC or any party involved in the Arrangement.

The Fairness Opinion has been provided for the use of the Independent Committee and the Board and may not be used by any other person or relied upon by any other person other than the Independent Committee and the Board without the express prior written consent of RBC. The Fairness Opinion is given as of the date hereof and RBC disclaims any undertaking or obligation to advise any person of any change in any fact or matter affecting the Fairness Opinion which may come or be brought to RBC’s attention after the date hereof. Without limiting the foregoing, in the event that there is any material change in any fact or matter affecting the Fairness Opinion after the date hereof, RBC reserves the right to change, modify or withdraw the Fairness Opinion.

RBC believes that its analyses must be considered as a whole and that selecting portions of the analyses or the factors considered by it, without considering all factors and analyses together, could create a misleading view of the process underlying the Fairness Opinion. The preparation of a fairness opinion is a complex process and is not necessarily susceptible to partial analysis or summary description. Any attempt to do so could lead to undue emphasis on any particular factor or analysis. The Fairness Opinion is not to be construed as a recommendation to any holder of Shares as to whether to vote in favour of the Arrangement.

Overview of the Company

The Company is a leading provider of contract development and commercial manufacturing services to the world’s leading pharmaceutical and biotechnology companies. The Company’s integrated network consists of 18 locations, including 14 commercial contract manufacturing facilities and 12 development centers across North America and Europe. It provides services through two operating segments: commercial manufacturing

(“CMO”) and pharmaceutical development services (“PDS”). The CMO business manufactures pharmaceutical products in a wide variety of solid, conventional, sterile and specialized dosage forms. In 2012, the Company acquired Banner Pharmacaps, a leading company in delivering proprietary softgel formulations thereby expanding its CMO business. The PDS business provides a broad range of development services, including finished dosage formulation, early development services, analytical services, formulation expertise and life cycle management.

For the twelve months ended July 31, 2013, the Company had sales of $943 million, and earnings before interest, taxes, depreciation, and amortization (“EBITDA”) of $115 million. The CMO and PDS segments contribution to total revenue over the same period was 85% and 15% respectively.

Fairness Analysis

Approach to Fairness

In considering the fairness from a financial point of view to the Minority Shareholders of the Consideration to be received by the Minority Shareholders under the Arrangement, RBC principally considered and relied upon the following: (i) a comparison of the Consideration under the Arrangement to the results of a discounted cash flow (“DCF”) analysis of the Company (the “Discounted Cash Flow Analysis”); (ii) a comparison of the multiples implied by the Consideration under the Arrangement to multiples paid in selected precedent transactions (the “Precedent Transactions Analysis”); and (iii) a comparison of the Consideration under the Arrangement to the range of premiums paid in recent Canadian going private transactions (the “Comparable Transaction Premiums”).

RBC also reviewed the market trading multiples of publicly traded CMO companies from the perspective of whether public market trading values might exceed DCF or precedent transaction values. However, RBC concluded that the values implied by public company trading multiples were below DCF and precedent transaction values. Given the foregoing and that public company values generally reflect minority discount values rather than “en bloc” values, RBC did not rely on this methodology.

Discounted Cash Flow Analysis

The DCF approach takes into account the amount, timing and relative certainty of projected unlevered free cash flows expected to be generated by the Company. The DCF approach requires that certain assumptions be made regarding, among other things, future cash flows, discount rates and terminal values. The possibility that some of the assumptions will prove to be inaccurate is one factor involved in the determination of the discount rates to be used.

Assumptions

RBC utilized the Management Forecast for the period 2013 to 2017 and extrapolated financial results for the year ending October 31, 2018 based on discussions with management (such extrapolation for the year ending October 31, 2018, together with the Management Forecast for the years October 31, 2013 through October 31, 2017, are referred to as the “Financial Forecast”). The Financial Forecast is outlined below:

Financial Forecast Summary (US$ millions)	2014E	2015E	2016E	2017E	2018E
Revenue	$1,144	$1,218	$1,295	$1,376	$1,462
EBITDA	$204	$230	$257	$287	$311
Less: Cash Taxes	(30)	(35)	(40)	(45)	(49)
Less: Capital Expenditures	(53)	(56)	(60)	(63)	(67)
Add / Less: Changes in Working Capital	(14)	(8)	(8)	(9)	(8)
Less: Repositioning Expenses (After-tax)	(10)	(6)	—	—	—
Less: Other Cash Payments (After-tax)	(7)	—	—	—	—
Less: Excess Pension Funding (After-tax)	(2)	(2)	(2)	(2)	(2)
Unlevered Free Cash Flow	$88	$123	$149	$168	$185

Sensitivity Analysis

In completing our DCF analysis, RBC did not rely on any single series of projected cash flows but performed a variety of sensitivity analyses using the aforementioned Financial Forecast. Variables sensitized included revenue growth, EBITDA margin, discount rates and terminal value assumptions. The results of these sensitivity analyses are reflected in our judgment as to the fairness from a financial point of view to the Minority Shareholders of the Consideration to be received by the Minority Shareholders under the Arrangement.

Discount Rates

RBC selected a range of discount rates between 9% and 11% to apply to the Financial Forecast. RBC believes that these ranges of discount rates reflect the risk inherent in the Company’s business. RBC also believes that these ranges are representative of those used by financial and industry participants in evaluating businesses of this nature.

Terminal Value

Two approaches to the calculation of terminal values were considered by RBC for the DCF analysis: (i) multiple of EBITDA in the terminal year and (ii) growth in perpetuity of free cash flow in the terminal year.

The EBITDA multiple range used to calculate the terminal value was 8.0x to 10.0x. These multiples were selected based on our analysis of the precedent transactions, listed below under the heading “Precedent Transaction Analysis”, our assessment of the risk and the growth prospects for the Company beyond the terminal year, and the long-term outlook for the CMO industry past the terminal year.

The growth in perpetuity of free cash flow methodology capitalized terminal year free cash flow at the discount rate less a growth factor determined by reference to expected free cash flow growth beyond the projection period of 2.0% to 2.5% per annum. In selecting this range of growth rates, RBC took in to consideration the outlook for long-term inflation, growth prospects for the Company beyond the terminal year, and the outlook for the CMO industry beyond the terminal year.

Summary of DCF Analysis

Our DCF analysis, including taking into account sensitivity analyses as described above, generates results that are consistent with the Consideration under the Arrangement.

Precedent Transaction Analysis

RBC reviewed and compared certain publicly available information with respect to selected transactions in the CMO industry in North America, Europe and Australia. For the purposes of its analysis, RBC determined that the transactions set forth below are most comparable to the Arrangement, but note that each transaction is: (i) unique in terms of size, timing, market position, business risks and opportunities for growth, profitability and transaction structure and (ii) reflective of the strategic rationale of both the respective acquirer and target. The primary criterion in analyzing these transactions was the implied enterprise value (“EV”) as a multiple of last twelve months EBITDA (“LTM EBITDA”). RBC utilized a forecasted EBITDA for the Company, adjusted for non-recurring items, for the year ending October 31, 2013 of approximately US$150 million (“2013 EBITDA”) in its analysis. RBC also utilized an EBITDA of approximately US$178 million (“Pro Forma 2013 EBITDA”) based on 2013 EBITDA, adjusted for the pro forma impact of certain operational and integration initiatives plus certain planned plant closures to be implemented by the Company.

(US$, unless otherwise noted)
Date Announced	Target	Acquiror	EV (in millions)		EV / LTM EBITDA
29-Oct-12	Banner Pharmacaps	Patheon		$269	10.8x
04-Oct-12	Metrics	Mayne Pharma		$105	6.5x
06-Aug-12	Aenova	BC Partners		€500	9.4x
18-May-12	Ocean Nutrition Canada	Royal DSM N.V.	C$	540	9.4x
19-Aug-11	Aptuit (Clinical Trials Business)	Catalent Pharma Solutions		$407	10.1x
04-Apr-11	Capsugel	KKR		$2,375	11.3x
24-Feb-11	Lancaster Laboratories	Eurofins		$200	8.0x
30-Apr-08	BASF (CMO Segment)	Dr. Reddy’s Laboratories		$40	6.2x
03-Aug-07	Lipa Pharmaceuticals	CK Life Sciences	A$	114	9.6x
24-Apr-07	HollisterStier Laboratories	Jubilant Organosys		$139	11.2x
25-Jan-07	Cardinal (Catalent Pharma Solutions)	Blackstone		$3,217	14.3x
Median					9.6x

Summary of Precedent Transactions Analysis

RBC calculated the multiple of Enterprise Value / LTM EBITDA implied by the Consideration to be received by Minority Shareholders to be 13.1x utilizing the 2013 EBITDA and 11.0x utilizing the Pro Forma 2013 EBITDA, which are consistent with or above the multiples paid in the selected precedent transactions reviewed by RBC.

Comparable Transaction Premiums

Our review of other transactions in the Canadian equity market where controlling shareholders successfully acquired publicly traded minority interests identified 26 such transactions with a value over $100 million since January 2005. Success was defined as acquiring at least one-half of the minority shares outstanding at the time of the transaction. Defining the premium for this purpose as the amount by which the value per share offered under the relevant transaction exceeded the closing price of the shares on the principal trading exchange on the day immediately prior to announcement of the transaction resulted in premiums as follows:

Highest	Lowest	Mean	Median
166%	6%	27%	19%

The range of premiums paid in the above transactions is very wide. Although every transaction has its own particular circumstances and direct comparison of any single transaction to the Arrangement is difficult, we believe that the 26 transactions reviewed, in the aggregate, provide a useful comparison benchmark.

The Consideration under Arrangement of US$9.32 represents a premium of 64% to the US$5.701 market price of the Shares on November 18, 2013, immediately prior to the Announcement, which is above the average premium for similar transactions since January 2005.

Fairness Conclusion

Based upon and subject to the foregoing, RBC is of the opinion that, as of the date hereof, the Consideration to be received by the Minority Shareholders under the Arrangement is fair from a financial point of view to the Minority Shareholders.

Yours very truly,

RBC DOMINION SECURITIES INC.

[1]	Based on the Company’s closing share price on the TSX as of November 18 of $5.94 and the daily noon exchange rate of the Bank of Canada on November 18, 2013 of 0.959 USD$/CAD$

ANNEX F

OPINION OF JEFFERIES LLC

November 17, 2013

JLL Associates VI, L.P., as general partner of JLL Partners Fund VI, L.P.

450 Lexington Avenue

New York, NY 10017

Dear Sirs:

We understand that JLL/Delta Patheon Holdings, L.P. (the “Purchaser”) and Patheon Inc. (the “Company”) propose to enter into an Arrangement Agreement (the “Agreement”), pursuant to which the Purchaser will acquire (the “Arrangement”) all of the outstanding restricted voting shares of the Company (the “Restricted Voting Shares”) other than the Restricted Voting Shares that are held directly or indirectly by JLL Partners Fund V (Patheon), L.P. (“Fund V”), for $9.32 per share in cash (the “Share Consideration”). In addition, you have informed us that Purchaser, through one or more wholly owned subsidiaries, will acquire all of the Restricted Voting Shares held directly or indirectly by Fund V by acquiring all of the limited partnership interests of Fund V from the limited partners thereof at substantially the same time as the Arrangement is consummated and on terms which effectively provide for the same Share Consideration per Restricted Voting Share held directly or indirectly by Fund V (the “Fund V Transaction,” and together with the Arrangement, the “Transaction”). The terms and conditions of the Arrangement are more fully set forth in the Agreement and the Plan of Arrangement attached as Schedule A thereto (the “Plan of Arrangement”). You have informed us that JLL Associates VI, L.P. (“JLL Associates”) is the general partner of JLL Partners Fund VI, L.P. (“Fund VI”), and the Purchaser is a newly formed entity to be jointly owned by an affiliate of Koninklijke DSM N.V. (“DSM”) and an entity formed by an affiliate of Fund VI.

You have asked for our opinion as to whether the Share Consideration to be paid by the Purchaser pursuant to the Agreement and the Plan of Arrangement and in the Fund V Transaction is fair, from a financial point of view, to Fund VI.

In arriving at our opinion, we have, among other things:

(i)	reviewed a draft dated November 14, 2013 of the Agreement and a draft dated November 13, 2013 of the Plan of Arrangement;

(ii)	reviewed certain publicly available financial and other information about the Company;

(iii)	reviewed certain information prepared by the management of the Company and furnished to us by the management of JLL Partners, Inc., an affiliate of JLL Associates (“JLL Partners”), including financial forecasts and analyses, relating to the business, operations and prospects of the Company;

(iv)	held discussions with members of senior management of JLL Partners concerning the matters described in clauses (ii) and (iii) above;

(v)	reviewed the share trading price history and valuation multiples for the Restricted Voting Shares and compared them with those of certain publicly traded companies that we deemed relevant;

(vi)	compared the proposed financial terms of the Transaction with the financial terms of certain other transactions that we deemed relevant; and

(vii)	conducted such other financial studies, analyses and investigations as we deemed appropriate.

In our review and analysis and in rendering this opinion, we have assumed and relied upon, but have not assumed any responsibility to independently investigate or verify, the accuracy and completeness of all financial and other information that was supplied or otherwise made available by the Company and JLL Partners or that was publicly available (including, without limitation, the information described above), or that was otherwise reviewed by us. In that regard, you have advised us that Fund V has no assets or liabilities other than the direct or indirect ownership of Restricted Voting Shares. We have relied on assurances of the management of JLL Partners that it is not aware of any facts or circumstances that would make such information inaccurate or misleading. In our review, we did not obtain any independent evaluation or appraisal of any of the assets or liabilities of, nor did we conduct a physical inspection of any of the properties or facilities of, the Company, nor have we been furnished with any such evaluations or appraisals, nor do we assume any responsibility to obtain any such evaluations or appraisals.

With respect to the financial forecasts provided to and examined by us, we note that projecting future results of any company is inherently subject to uncertainty. JLL Partners has informed us, however, that management of the Company believes, and we have assumed, that such financial forecasts were reasonably prepared on bases reflecting the best currently available estimates and good faith judgments of the management of the Company as to the future financial performance of the Company. We express no opinion as to the Company’s financial forecasts or the assumptions on which they are made.

Our opinion is based on economic, monetary, regulatory, market and other conditions existing and which can be evaluated as of the date hereof. We expressly disclaim any undertaking or obligation to advise any person of any change in any fact or matter affecting our opinion of which we become aware after the date hereof.

We have made no independent investigation of any legal or accounting matters affecting the Company, the Purchaser, Fund VI or JLL Associates, and we have assumed the correctness in all respects material to our analysis of all legal and accounting advice given to the Purchaser and JLL Associates, including, without limitation, advice as to the legal, accounting and tax consequences of the terms of, and transactions contemplated by, the Agreement and the Plan of Arrangement to the Purchaser, JLL Associates and Fund VI. We have assumed that (i) the final form of the Agreement and the Plan of Arrangement will be substantially similar to the last draft reviewed by us and (ii) the definitive agreements providing for the Fund V Transaction will not differ in any respect material to our opinion from the description thereof that you have provided to us. We have also assumed that in the course of obtaining the necessary regulatory or third party approvals, consents and releases for the Transaction, no delay, limitation, restriction or condition will be imposed that would have an adverse effect on the Company, the Purchaser or the contemplated benefits of the Transaction.

As you are aware, we did not have the opportunity to hold discussions with the management of the Company. In addition, we were not requested to and did not provide advice concerning the structure, the specific amount of the Consideration, or any other aspects of the Transaction, or to provide services other than the delivery of this opinion and financing services by us and one of our affiliates to Fund VI in connection with the Transaction. We did not participate in negotiations with respect to the terms of the Transaction and related transactions.

It is understood that our opinion is for the use and benefit of JLL Associates in its consideration of the Transaction, and our opinion does not address the relative merits of the transactions contemplated by the Agreement and the Plan of Arrangement and the Fund V Transaction as compared to any alternative transaction or opportunity that might be available to the Purchaser, JLL Associates or Fund VI, nor does it address the underlying business decision by the Purchaser, JLL Associates and Fund VI to engage in the Transaction or the terms of the Agreement and the Plan of Arrangement or the documents referred to therein. In addition, you have not asked us to address, and this opinion does not address, the fairness to, or any other consideration of, the holders of any class of securities or partnership interests, creditors or other constituencies of the Purchaser, JLL Associates or Fund VI. Furthermore, we do not express any view or opinion as to the fairness, financial or otherwise, of the amount or nature of any compensation payable or to be received by any of the officers, directors or employees, or any class of such persons, of any party to the Agreement and the Plan of Arrangement or to the Fund V Transaction or any other individual in connection with the Transaction relative to the Share Consideration or otherwise. We express no opinion as to any of the transactions contemplated by the Contribution Agreement (as defined in the Agreement) or the relative equity ownership of the Purchaser by Fund

VI, DSM or any of their respective affiliates or any other party. Our opinion has been authorized by the Fairness Committee of Jefferies LLC.

We have been engaged by JLL Associates to act as financial advisor to JLL Associates solely in connection with the delivery of this opinion and we will receive a fee for our services upon delivery of this opinion. We also will be reimbursed for expenses incurred. JLL Associates has agreed to indemnify us against liabilities arising out of or in connection with the services rendered and to be rendered by us under such engagement. We and one of our affiliates are providing financing services in connection with the Transaction, for which services we and our affiliates will receive compensation. We have, in the past, provided financial advisory and financing services to DSM and JLL Associates and/or certain of their respective affiliates and may continue to do so and have received, and may receive, fees for the rendering of such services. We maintain a market in the securities of certain affiliates of JLL Associates, and in the ordinary course of our business, we and our affiliates may trade or hold securities of the Company, the Purchaser, DSM, JLL Associates or Fund VI and/or their respective affiliates for our own account and for the accounts of our customers and, accordingly, may at any time hold long or short positions in those securities. In addition, we may seek to, in the future, provide financial advisory and financing services to the Company, the Purchaser, DSM, JLL Associates, Fund VI or entities that are affiliated with the Company, the Purchaser, DSM, JLL Associates, Fund VI or any of such other entities, for which we would expect to receive compensation. Our opinion may not be used or referred to by JLL Associates, or quoted or disclosed to any person in any manner, without our prior written consent. Notwithstanding the foregoing, a copy of this opinion, if required by applicable law, may be included in the proxy statement and circular to be filed by the Company and the Schedule 13E-3 to be filed by Fund VI and its affiliates.

Based upon and subject to the foregoing, we are of the opinion that, as of the date hereof, the Share Consideration to be paid by the Purchaser pursuant to the Agreement and the Plan of Arrangement and in the Fund V Transaction is fair, from a financial point of view, to Fund VI.

Very truly yours,

JEFFERIES LLC

ANNEX G

ARRANGEMENT RESOLUTION

OF THE HOLDERS OF RESTRICTED VOTING SHARES

OF PATHEON INC.

BE IT RESOLVED AS A SPECIAL RESOLUTION THAT:

1.	The arrangement (the “Arrangement”) under Section 192 of the Canada Business Corporations Act (the “CBCA”) involving Patheon Inc. (the “Corporation”) pursuant to the arrangement agreement between the Corporation and JLL/Delta Patheon Holdings, L.P. dated November 18, 2013 (as may be amended, modified, restated, novated or supplemented from time to time in accordance with its terms, the “Arrangement Agreement”), all as more particularly described and set forth in the proxy statement and management information circular of the Corporation dated —, 201— (the “Circular”) accompanying the notice of this meeting (as the Arrangement may be, or may have been, amended, modified, restated, novated or supplemented from time to time in accordance with its terms), is hereby authorized, approved and adopted.

2.	The plan of arrangement, as it may be, or may have been, amended, modified, restated, novated or supplemented in accordance with the Arrangement Agreement and its terms, involving the Corporation (the “Plan of Arrangement”), the full text of which is set out in Annex H to the Circular is hereby authorized, approved and adopted.

3.	The Arrangement Agreement and all the transactions contemplated therein, the actions of the directors of the Corporation in approving the Arrangement and the actions of the directors and officers of the Corporation in executing and delivering the Arrangement Agreement and any modifications, supplements or amendments thereto are hereby ratified and approved.

4.	Notwithstanding that this resolution has been passed (and the Arrangement authorized, approved and adopted) by the holders of the restricted voting shares of the Corporation (the “Shareholders”) or that the Arrangement has been approved by the Ontario Superior Court of Justice (Commercial List) (the “Court”), the directors of the Corporation are hereby authorized and empowered, at their discretion, without further notice to, or approval of, the Shareholders: (i) to amend or modify the Arrangement Agreement or the Plan of Arrangement to the extent permitted by the Arrangement Agreement; and (ii) subject to the terms of the Arrangement Agreement, not to proceed with the Arrangement, as well as any related transactions.

5.	The Corporation is authorized to apply for a final order from the Court to approve the Arrangement on terms set forth in the Arrangement Agreement and the Plan of Arrangement.

6.	Any officer or director of the Corporation is hereby authorized and directed, for and on behalf of the Corporation, to execute, under the corporate seal of the Corporation or otherwise, and to deliver or cause to be delivered for filing with the Director under the CBCA, articles of arrangement and such other documents as are necessary or desirable to give effect to the Arrangement and the Plan of Arrangement in accordance with the Arrangement Agreement, such determination to be conclusively evidenced by the execution and delivery of such articles of arrangement and any such other documents.

7.	Any officer or director of the Corporation is hereby authorized and directed, for and on behalf of the Corporation, to execute or cause to be executed and to deliver or cause to be delivered all such other documents and instruments and to perform or cause to be performed all such other acts and things as, in such person’s opinion, may be necessary or desirable to give full force and effect to the foregoing resolutions and the matters authorized thereby, such determination to be conclusively evidenced by the execution and delivery of such other document or instrument or the doing of any other such act or thing.

G-1

ANNEX H

PLAN OF ARRANGEMENT

UNDER SECTION 192 OF THE

CANADA BUSINESS CORPORATIONS ACT

ARTICLE 1 DEFINITIONS AND INTERPRETATION

Section 1.1 Definitions

In this Plan of Arrangement, unless there is something in the subject matter or context inconsistent therewith, terms used herein that are not defined have the meanings ascribed thereto in the Arrangement Agreement and the following terms shall have the respective meanings set out below and grammatical variations of such terms shall have corresponding meanings:

“Amalco” means the corporation continuing under the CBCA from the vertical short-form amalgamation of the Purchaser and the Company under the name “Patheon Inc.”;

“Arrangement” means the arrangement under Section 192 of the CBCA on the terms and subject to the conditions set out in this Plan of Arrangement, subject to any amendments or variations to this Plan of Arrangement made in accordance with the terms of the Arrangement Agreement or Section 5.1 of this Plan of Arrangement or made at the direction of the Court in the Final Order with the prior written consent of the Company and the Purchaser, each acting reasonably;

“Arrangement Agreement” means the arrangement agreement dated as of November 18, 2013 between Cayman LP and the Company, as same may be amended, assigned, supplemented or restated in accordance therewith, prior to the Effective Time, providing for, among other things, the Arrangement;

“Articles of Arrangement” means the articles of arrangement of the Company in respect of the Arrangement, required by the CBCA to be sent to the Director after the Final Order is made, which shall include this Plan of Arrangement and otherwise be in a form and content satisfactory to the Company and the Purchaser, each acting reasonably;

“Board” means the board of directors of the Company as constituted from time to time;

“Business Day” means any day of the year, other than a Saturday, Sunday or any day on which major banks are closed for business in Toronto, Ontario or New York, New York;

“Cayman LP” means JLL/Delta Patheon Holdings, L.P., an exempted limited partnership organized under the laws of the Cayman Islands, the Purchaser as defined in the Arrangement Agreement and an affiliate of the Purchaser (as defined below);

“Cayman LP Contribution Agreement” means the contribution agreement or other document pursuant to which JLL Holdco and others will fund Cayman LP as set out in Section 2.2(b) below;

“CBCA” means the Canada Business Corporations Act;

“Certificate of Arrangement” means the certificate of arrangement to be issued by the Director pursuant to Subsection 192(7) of the CBCA in respect of the Articles of Arrangement;

“Company” means Patheon Inc., a corporation incorporated under the CBCA;

“Company Circular” means the notice of the Company Meeting and accompanying proxy statement and management information circular, including all schedules, appendices and exhibits to, and information incorporated by reference in, such proxy statement and management information circular, to be sent to Shareholders in connection with the Company Meeting, as amended, supplemented or otherwise modified from time to time in accordance with the terms of the Arrangement Agreement;

“Company Debt” means the aggregate indebtedness of the Company outstanding as at the Effective Time under the Secured Revolving Facility and the Secured Term Loan;

“Company Meeting” means the special meeting of the Shareholders, including any adjournment or postponement of such special meeting in accordance with the terms of the Arrangement Agreement, to be called and held in accordance with the Interim Order to consider the Arrangement Resolution and for any other purpose as may be set out in the Company Circular and agreed to in writing by the Purchaser;

“Company Options” means the options to purchase Restricted Voting Shares issued pursuant to the Stock Option Plan;

“Court” means the Ontario Superior Court of Justice (Commercial List);

“Depositary” means the depositary for the Arrangement, being such bank, trust company or other financial institution as the Company and the Purchaser agree in writing to appoint as depositary for the Arrangement;

“Director” means the Director appointed under section 260 of the CBCA;

“Dissent Rights” has the meaning specified in Section 3.1;

“Dissent Shares” means Restricted Voting Shares in respect of which Dissent Rights are validly exercised and not withdrawn;

“DSU Consideration” has the meaning set forth in Section 2.2(g)(i);

“DSU Plan” means the Company’s deferred share unit plan first approved on February 22, 2008 and amended on March 27, 2008;

“DSUs” means the deferred share units issued under the DSU Plan;

“Dutch Co-op” means JLL Patheon Holdings, Coöperatief U.A., a Dutch coöperatief existing under the laws of the Netherlands and a wholly-owned indirect Subsidiary of Fund V;

“Dutch Holdco” means a Dutch besloten vennootschap to be incorporated under the laws of the Netherlands prior to the Effective Time and a wholly-owned direct Subsidiary of Cayman LP;

“Dutch Holdco Contribution Agreement” means the contribution agreement or other document pursuant to which Cayman LP will contribute certain assets to Dutch Holdco as set out in Section 2.2(c) below;

“Dutch Sub” means a Dutch besloten vennootschap to be incorporated under the laws of the Netherlands prior to the Effective Time and a wholly-owned direct Subsidiary of Dutch Holdco;

“Effective Date” means the date shown on the Certificate of Arrangement giving effect to the Arrangement;

“Effective Time” means 12:01 a.m. (Eastern Time) on the Effective Date;

“Final Order” means the final order of the Court in a form acceptable to the Company and the Purchaser, each acting reasonably, approving the Arrangement, as such order may be amended by the Court (with the consent of both the Company and the Purchaser, each acting reasonably) at any time prior to the Effective Date or, if appealed, then, unless such appeal is withdrawn or denied, as affirmed or as amended (provided that any such amendment is acceptable to both the Company and the Purchaser, each acting reasonably) on appeal;

“Fund V” means JLL Partners Fund V (Patheon), L.P., an exempted limited partnership formed under the laws of the Cayman Islands;

“Fund V Transfer Agreement” means the exchange or transfer agreement or other document pursuant to which the limited partnership interests of Fund V will be transferred to Dutch Holdco and Dutch Sub as set out in Section 2.2(d) below;

“Governmental Entity” means (i) any international, multinational, national, federal, provincial, territorial, state, regional, municipal, local or other government, governmental or public department, central bank, court, tribunal, arbitral body, commission, board, bureau, ministry, agency or instrumentality, domestic or foreign, (ii) any subdivision or authority of any of the above, (iii) any quasi-governmental or private body exercising any regulatory, expropriation or taxing authority under or for the account of any of the foregoing or (iv) any stock exchange on which the Restricted Voting Shares are listed or posted for trading;

“Interim Order” means the interim order of the Court in a form acceptable to the Company and the Purchaser, each acting reasonably, providing for, among other things, the calling and holding of the Company Meeting, as such order may be amended by the Court with the consent of the Company and the Purchaser, each acting reasonably;

“JLL Associates” means JLL Associates V (Patheon), L.P. (or JLL Associates Rollover (Patheon), L.P. after it changes its name after the step set out in Section 2.2(a)), an exempted limited partnership organized under the laws of the Cayman Islands, an affiliate of the Purchaser and the general partner of Fund V prior to the Effective Time;

“JLL Holdco” means JLL Patheon Co-Investment Fund, L.P., an exempted limited partnership organized under the laws of the Cayman Islands and an affiliate of the Purchaser;

“JLL Holdco Contribution Agreement” means the contribution agreement or other document pursuant to which JLL Holdco will be funded as set out in Section 2.2(a) below;

“JLL Shares” means 78,524,986 Restricted Voting Shares beneficially owned by Fund V, either indirectly through Dutch Co-op or directly following the dissolution of Dutch Co-op and its related entities, or held on their behalf through intermediaries;

“Letter of Transmittal” means the letter of transmittal forwarded by the Company to registered Shareholders together with the Company Circular or such other equivalent form of letter of transmittal acceptable to Purchaser, acting reasonably;

“Liens” means any mortgage, charge, pledge, hypothec, security interest, prior claim, encroachments, option, right of first refusal or first offer, occupancy right, covenant, assignment, lien (statutory or otherwise), defect of title, or restriction or adverse right or claim, or other third party interest or encumbrance of any kind, in each case, whether contingent or absolute;

“LLC 1” means JLL Patheon Holdings, LLC, a Delaware limited liability company and a wholly-owned direct Subsidiary of Fund V;

“Newco” means a Dutch besloten vennootschap to be incorporated under the laws of the Netherlands prior to the Effective Time and a wholly-owned indirect Subsidiary of Dutch Holdco;

“Newco Debt” means the indebtedness that the Company will owe to Newco pursuant to a promissory note following a refinancing of the Company Debt as set out in Section 2.2(l) below;

“Newco Loan” means the loan from Newco to the Purchaser made prior to the Effective Time;

“Newco Merger” means a limited liability company to be formed under the laws of the State of Delaware prior to the Effective Time and a wholly-owned direct or indirect Subsidiary of the Company;

“Option Consideration” has the meaning set forth in Section 2.2(f)(i);

“Patheon Public Shareholders” means all Shareholders except to the extent of their holdings, if any, of the JLL Shares;

“Person” includes any individual, partnership, association, body corporate, organization, trust, estate, trustee, executor, administrator, legal representative, government (including Governmental Entity), syndicate or other entity, whether or not having legal status;

“PII” means Patheon International Inc., a corporation to be continued under the CBCA prior to the Effective Time, and a wholly-owned Subsidiary of the Company;

“Plan Participant” means any holder of Company Options or DSUs who is entitled to consideration pursuant to Section 2.2 hereof;

“PSU Plan” means the Company’s performance share unit plan effective December 13, 2007;

“PSUs” means any performance share units issued under the PSU Plan;

“Purchaser” means a corporation to be incorporated prior to the Effective Time under the CBCA (and which is a wholly-owned direct Subsidiary of Newco) to whom Cayman LP shall have transferred its rights and obligations under the Arrangement Agreement prior to the Effective Time;

“Purchaser Common Shares” means the common shares in the capital of the Purchaser;

“Purchaser Note” means a non-interest bearing note of the Purchaser to be issued to Newco upon the redemption of the Purchaser Preferred Shares;

“Purchaser Preferred Shares” means the preferred shares in the capital of the Purchaser to be issued to Newco prior to the Effective Time;

“Restricted Voting Shares” means the restricted voting shares in the capital of the Company;

“RSU Plan” means the Company’s amended and restated restricted share unit plan effective September 4, 2008;

“RSUs” means any restricted share units issued under the RSU Plan;

“Secured Revolving Facility” means the $85 million commitment amount secured revolving credit facility of the Company provided by Morgan Stanley Senior Funding, Inc., as the administrative agent and swing line lender, Morgan Stanley Bank, N.A., as the letter of credit issuer, and certain other persons;

“Secured Term Loan” means the $575 million principal amount secured term loan of the Company provided by Morgan Stanley Senior Funding, Inc., as the administrative agent and swing line lender, Morgan Stanley Bank, N.A., as the letter of credit issuer, and certain other parties;

“Share Consideration” means $9.32 in cash per Restricted Voting Share;

“Shareholders” means registered or beneficial holders of Restricted Voting Shares, as the context requires;

“Special Preferred Voting Shares” means the Class I Preferred Shares, Series D of the Company carrying one vote each regarding the election of the three directors who may only be elected by the holders of the Class I Preferred Shares, Series D of the Company;

“Stock Option Plan” means collectively the Company’s amended and restated incentive stock option plan approved by Shareholders on March 27, 2008, as further amended on March 10, 2011, and any prior amendments and restatements and predecessor option plans or Contracts pursuant to which options to purchase Restricted Voting Shares were granted and are outstanding;

“Tax Act” means the Income Tax Act (Canada) and the regulations thereunder, as amended from time to time;

“US Holdings” means Patheon US Holdings Inc., a corporation formed under the laws of the State of Delaware and a wholly-owned direct or indirect Subsidiary of the Company; and

“US Holdings Receivable” means the entire amount of indebtedness (including principal and any unpaid accrued interest) outstanding under the loan agreements, each dated December 14, 2012, between (i) the Company and US Holdings, (ii) the Company and Patheon Pharmaceuticals Inc., (iii) the Company and Patheon Puerto Rico Inc., and (iv) the Company and Banner Pharmacaps Inc.

Section 1.2 Number and Gender

In this Plan of Arrangement, unless the context otherwise requires, words importing the singular number include the plural and vice versa, and words importing any gender include all genders.

Section 1.3 Interpretation Not Affected by Headings, etc.

The division of this Plan of Arrangement into Articles, Sections, Subsections and other parts and the insertion of headings are for convenience only and shall not affect the construction or interpretation of this Plan of Arrangement.

Section 1.4 Date For Any Action

In the event that any date on or by which any action is required or permitted to be taken hereunder is not a Business Day, such action shall be required or permitted to be taken on or by the next succeeding day which is a Business Day.

Section 1.5 Time

All times expressed herein or in any Letters of Transmittal are local time in Toronto, Ontario unless otherwise stipulated herein or therein.

Section 1.6 Currency

All references to currency in this Plan of Arrangement are to United States dollars.

Section 1.7 Statutory References

Unless otherwise expressly provided herein, any reference in this Plan of Arrangement to a statute includes all regulations made thereunder, all amendments to such statute or regulations in force from time to time, and any statute or regulation that supplements or supersedes such statute or regulations.

Section 1.8 Certain Phrases, etc.

The words (i) “including”, “includes” and “include” mean “including (or includes or include) without limitation,” (ii) “the aggregate of”, “the total of”, “the sum of”, or a phrase of similar meaning means “the aggregate (or total or sum), without duplication, of,” and (iii) unless stated otherwise, “Article”, “Section”, and “Schedule” followed by a number or letter mean and refer to the specified Article or Section of or Schedule to this Agreement.

ARTICLE 2

THE ARRANGEMENT

Section 2.1 Binding Effect /Integrated Transaction

(a)	This Plan of Arrangement and the Arrangement will become effective at, and be binding at and after, the times referred to in Section 2.2 on all Persons including: (i) the Company, (ii) the Purchaser, (iii) Fund V and its partners, (iv) LLC 1, (v) US Holdings, (vi) Newco, (vii) Dutch Co-op, (viii) Dutch Holdco, (ix) Dutch Sub, (x) JLL Associates, (xi) JLL Holdco, (xii) Newco Merger, (xiii) Cayman LP, (xiv) Amalco, (xv) PII, (xvi) all Shareholders (including holders of Dissent Shares), (xvii) all registered and beneficial owners or holders of Company Options, DSUs, RSUs, PSUs and participants in the Stock Option Plan, the DSU Plan, the RSU Plan or the PSU Plan, (xviii) all registered and beneficial owners or holders of Special Preferred Voting Shares, (xix) the registrar and transfer agent in respect of the Restricted Voting Shares, and (xx) the Depositary, without any further act or formality required on the part of any Person.

(b)	No portion of this Plan of Arrangement will take effect with respect to any Person until the Effective Time. Further, each of the events listed in (i) subsections 2.2(a)-(j) will be, without affecting the timing set out in any subsection in 2.2, mutually conditional, such that no event described in any of subsections 2.2(a)-(j) may occur without all of such steps occurring, and (ii) subsections 2.2(k)-(q) will be, without affecting the timing set out in any subsection in 2.2, conditional on all of the steps in Section 2.2 occurring, such that no event described in any of subsections 2.2(k)-(q) may occur without all of the steps in Section 2.2 occurring. For greater certainty, the events set out in subsections 2.2(a)-(j) will not be conditional on the completion of the events set out in subsections 2.2(k)-(q).

Section 2.2 Arrangement

Commencing at the Effective Time, the following shall occur and shall be deemed to occur two minutes apart and consecutively in the following order without any further authorization, act or formality:

(a)	Pursuant to the JLL Holdco Contribution Agreement, JLL Associates contributes its entire general partnership interest in Fund V to JLL Holdco in exchange for the entire general partnership interest in JLL Holdco and cash.

(b)	Pursuant to the Cayman LP Contribution Agreement, JLL Holdco contributes its entire general partnership interest in Fund V and $402 million, subject to adjustment of not more than $[•], in cash, to Cayman LP in exchange for 51% of the limited partnership interests in Cayman LP.

(c)	Pursuant to the Dutch Holdco Contribution Agreement, Cayman LP contributes, among other things, its entire general partnership interest in Fund V to Dutch Holdco in exchange for shares of Dutch Holdco.

(d)	Pursuant to the Fund V Transfer Agreement, each limited partner of Fund V shall transfer such limited partner’s interest in Fund V (free and clear of any Liens) such that Dutch Holdco shall acquire 99% of such limited partnership interests and Dutch Sub shall acquire 1% of such limited partnership interests in exchange for each limited partner’s respective portion of an aggregate payment in cash to be paid by Dutch Holdco equal to the product of the Share Consideration and the number of JLL Shares, less the value of the general partnership interests in Fund V referred to in Section 2.2(a), and subject to the terms of the JLL Fund V limited partnership agreement such payment to be made as soon as practicable after the Effective Time in immediately available funds to each such limited partner, and the limited partners shall be removed from the applicable register of holders of limited partnership interests of Fund V and Dutch Holdco and Dutch Sub shall be added to such register of holders.

(e)	All of the Special Preferred Voting Shares, all of which are held by LLC 1, shall be purchased for cancellation by the Company (free and clear of any Liens) for an aggregate payment in cash equal to $15, and the Special Preferred Voting Shares shall thereupon be cancelled and LLC 1 shall be removed from the applicable register of holders of Special Preferred Voting Shares.

(f) (i)	Each Company Option outstanding immediately prior the Effective Time (whether vested or unvested) that has an exercise price per Restricted Voting Share, determined if applicable pursuant to Section 2.3, that is less than $9.32 shall be deemed to be vested and shall be acquired for cancellation by the Company (free and clear of any Liens) in exchange for a cash payment from the Company per Restricted Voting Share equal to the amount by which $9.32 exceeds the exercise price thereof, determined if applicable pursuant to Section 2.3 (the “Option Consideration”); each such Company Option shall be cancelled and the holder of such Company Option shall cease to be a holder of Company Options, shall have his or her name removed from each applicable register and thereafter only have the right to receive the Option Consideration in accordance with Section 4.2, less any applicable amounts withheld and remitted in accordance with Section 4.4;

(ii)	each Company Option outstanding immediately prior the Effective Time (whether vested or unvested) that has an exercise price that is equal to or greater than $9.32 per Restricted Voting Share, determined if applicable pursuant to Section 2.3, shall be cancelled without consideration and the holder of such Company Options shall cease to be a holder of Company Options and shall have his or her name removed from each applicable register; and

(iii)	the Stock Option Plan and any agreements related thereto, shall be terminated and neither the Purchaser nor the Company, nor any other Person, shall have any liabilities or obligations with respect thereto, except for the payment of the Option Consideration (if applicable) in accordance with this Section 2.2(f).

(g) (i)	Each DSU outstanding immediately prior to the Effective Time (whether vested or unvested) shall be deemed to be vested and shall be cancelled and satisfied in exchange for a cash payment from the Company equal to $9.32 (the “DSU Consideration”) in accordance with Section 4.2, less amounts withheld and remitted in accordance with Section 4.4, and each holder of a DSU shall cease to be a holder of DSUs and his or her name shall be removed from each applicable register; and

(ii)	the DSU Plan and any agreements related thereto shall be terminated and neither the Purchaser nor the Company, nor any other Person, shall have any liabilities or obligations with respect thereto, except for the payment of the DSU Consideration in accordance with this Section 2.2(g).

(h)	The PSU Plan and the RSU Plan and any agreements related thereto, including any outstanding PSUs or RSUs, shall be terminated without consideration and neither the Purchaser nor the Company, nor any other Person, shall have any liabilities or obligations with respect thereto.

(i) (i)	Each Restricted Voting Share outstanding immediately prior to the Effective Time (including any Restricted Voting Shares issued upon the due exercise of any Company Options prior to the Effective Time), other than Dissent Shares, held by a Patheon Public Shareholder shall be transferred to Purchaser (free and clear of any Liens) in exchange for the Share Consideration, less any applicable amounts withheld and remitted in accordance with Section 4.4;

(ii)	the Patheon Public Shareholders, other than holders of Dissent Shares, shall cease to be holders of the Restricted Voting Shares transferred pursuant to Section 2.2(i)(i) and to have any rights as holders of such Restricted Voting Shares other than the right to be paid the Share Consideration per Restricted Voting Share in accordance with Section 4.2, and the names of the Patheon Public Shareholders shall be removed from the applicable registers of Shareholders in respect of such Restricted Voting Shares, and the Purchaser shall be recorded as the registered holder of the Restricted Voting Shares so acquired and shall be deemed to be the legal and beneficial owner thereof;

(iii)	each Dissent Share outstanding immediately prior to the Effective Time shall be deemed to be transferred to the Purchaser (free and clear of any Liens) without any further authorization, act or formality in consideration for the right to receive an amount determined and payable in accordance with Article 3 hereof less any applicable amounts withheld and remitted in accordance with Section 4.4; and

(iv)	all registered holders of Dissent Shares shall cease to be holders of such Dissent Shares and to have any rights as holders of such Dissent Shares other than the right to be paid fair value or the Share Consideration, as applicable, as set out in Section 3.1 in accordance with this Plan of Arrangement and the names of such Shareholders shall be removed from the applicable registers of Shareholders in respect of such Dissent Shares, and the Purchaser shall be recorded as the registered holder of the Dissent Shares so acquired and shall be deemed to be the legal and beneficial owner thereof.

(j)	The resignations of all directors of the Company shall become effective and the appointment of the following persons, each of whom has consented to act in such capacity, as directors of the Company shall become effective: —, —, —.

(k)	The JLL Shares shall be transferred by the holder thereof to the Purchaser (free and clear of any Liens) in exchange for one Purchaser Common Share for each JLL Share and the transferor of the JLL Shares shall be removed from the applicable registers of Shareholders, and the Purchaser shall be recorded as the registered holder of the Restricted Voting Shares so acquired and shall be deemed to be the legal and beneficial owner thereof.

(l)	Newco shall advance the Company a loan in an amount equal to the indebtedness outstanding under the Company Debt at such time in exchange for a promissory note in such amount. The Company shall use the proceeds of such loan to repay both the Secured Revolving Facility and the Secured Term Loan in full.

(m)	PII shall be dissolved and, in connection therewith, all of its property (including the shares of Newco Merger) shall be transferred to the Company, all of its liabilities shall be assumed by the Company (excluding any debt owing to the Company, which shall be extinguished without repayment) and the directors are authorized to take such steps as may be necessary or desirable in connection therewith and to send the articles of dissolution to the Director.

(n)	The Company shall repay the Newco Debt in full by simultaneously transferring to Newco, (1) the US Holdings Receivable as repayment of a corresponding dollar-for-dollar amount of the Newco Debt, together with (2) a number of the shares of Newco Merger received by the Company in step (m) above with a fair market value equal to the difference between the outstanding amount of the Newco Debt immediately prior to this step and the amount of the US Holdings Receivable at that time.

(o)	100 million Purchaser Preferred Shares, all of which are held by Newco, shall be redeemed by the Purchaser in exchange for the issuance of the Purchaser Note, and such redeemed Purchaser Preferred Shares shall thereupon be cancelled.

(p)	The Purchaser and the Company shall be amalgamated and continued as Amalco under the CBCA in accordance with the following:

(i)	Name. The name of Amalco shall be “Patheon Inc.”;

(ii)	Registered Office. The registered office of Amalco shall be located in the regional municipality of Peel. The address of the registered office of Amalco shall be 2100 Syntex Court, Mississauga, Ontario, L5N 7K9;

(iii)	Restrictions on Business. There shall be no restrictions on the business which Amalco is authorized to carry on;

(iv)	Authorized and Outstanding Capital. Amalco shall have the same authorized and outstanding share capital as the Purchaser prior to the amalgamation;

(v)	Cancellation of Company Shares. The issued and outstanding shares of the Company shall be cancelled without any repayment in the capital in respect thereof;

(vi)	Restrictions on Transfer. Shares issued by Amalco shall not be transferred without the consent of either (x) the directors evidenced by a resolution passed or signed by them and recorded in the books of Amalco; or (y) the holders of a majority in number of the outstanding voting shares of Amalco;

(vii)	Number of Directors. Amalco shall have a minimum of one director and a maximum of ten directors, until changed in accordance with the CBCA. Until changed by the shareholders of Amalco, or by the directors of Amalco if authorized by the shareholders of Amalco, the number of directors of Amalco shall be three;

(viii)	First Directors. The first directors of Amalco shall be —, — and —: The first directors of Amalco shall hold office until the first annual meeting of shareholders of Amalco (or the signing of a written resolution in lieu thereof) or until their successors are elected or appointed;

(ix)	Stated Capital. For the purposes of the CBCA, the stated capital attributable of each class of shares of Amalco shall be the same as the respective stated capital of the shares of such corresponding class of the Purchaser immediately before the amalgamation;

(x)	By-laws. The by-laws of Amalco shall be the same as those of the Purchaser;

(xi)	Effect of Amalgamation. The provisions of subsections 186(a) to (g) of the CBCA shall apply to the amalgamation with the result that:

(A)	the amalgamation of the Purchaser and the Company and their continuance as one corporation become effective;

(B)	the property of each of Purchaser and the Company continues to be the property of the Amalco;

(C)	Amalco continues to be liable for the obligations of Purchaser and the Company;

(D)	an existing cause of action, claim or liability to prosecution is unaffected;

(E)	a civil, criminal or administrative action or proceeding pending by or against either the Purchaser or the Company may be continued to be prosecuted by or against Amalco;

(F)	a conviction against, or ruling, order or judgment in favour of or against, the Purchaser or the Company may be enforced by or against Amalco; and

(G)	the Articles of Arrangement are deemed to be the articles of incorporation of Amalco and the Certificate of Arrangement is deemed to be the certificate of incorporation of Amalco.

(q)	All of the remaining shares of Newco Merger held by Amalco shall be transferred to Newco (i) in part as repayment in full of the Purchaser Note, and (ii) as to the balance of such remaining shares of Newco Merger, as repayment of a corresponding amount of the Newco Loan equal to the fair market value of such balance.

Section 2.3 Exchange Rate

For purposes of calculating whether there is a cash amount payable as Option Consideration pursuant to Section 2.2(f)(i), and the amount of such cash amount (if any), if the exercise price of any Company Option is denominated in Canadian dollars, the U.S. dollar equivalent of such exercise price shall be used for the purpose of calculating the Option Consideration based on the daily noon exchange rate for one Canadian dollar expressed in U.S. dollars as provided by the Bank of Canada on the Business Day immediately preceding the Effective Date.

ARTICLE 3

RIGHTS OF DISSENT

Section 3.1 Rights of Dissent

(a)

Registered holders of Restricted Voting Shares may exercise dissent rights with respect to Restricted Voting Shares held by such holders (“Dissent Rights”) in connection with the Arrangement pursuant to the procedure set forth in Section 190 of the CBCA as modified by the Interim Order, the Final Order and this Section 3.1; provided that, notwithstanding subsection 190(5) of the CBCA, the written objection to the Arrangement Resolution referred to in subsection 190(5) of the CBCA must be received by the Company no later than 5:00 p.m. (Toronto time) on the second last Business Day immediately preceding the Company Meeting, or in the case of any adjournment or postponement of the Company Meeting, by no later than 48 hours (excluding any day which is not a Business Day) prior to the time of the adjourned or postponed meeting. Registered holders of Restricted Voting Shares who duly exercise their Dissent Rights and who:

(i)	are ultimately entitled to be paid fair value for their Restricted Voting Shares, shall be deemed to have transferred such Dissent Shares to Purchaser (free and clear of all Liens) on the Effective Date as set out in Section 2.2(i)(iii) in exchange for the right to receive fair value of such Dissent Shares, which fair value, notwithstanding anything to the contrary contained in Part XV of the CBCA, shall be determined as of the close of business on the Business Day before the Arrangement Resolution was adopted, and will not be entitled to any other payment or consideration, including any payment that would be payable under the Arrangement had such holder not exercised its Dissent Rights in respect of such Dissent Shares; or

(ii)	are ultimately not entitled, for any reason, to be paid fair value for their Restricted Voting Shares, shall be deemed to have participated in the Arrangement on the same basis as Patheon Public Shareholder that had not exercised Dissent Rights and shall be entitled to receive only the Share Consideration as contemplated in Section 2.2(i)(i) hereof that such Shareholder would have received pursuant to the Arrangement if such Shareholder had not exercised Dissent Rights.

(b)	In no circumstance shall the Company (or its successors), the Purchaser (or its successors), the Depositary, the registrar and transfer agent for the Restricted Voting Shares or any other Person be required to recognize:

(i)	a Person purporting to exercise Dissent Rights unless such Person is the registered holder of those Restricted Voting Shares in respect of which such rights are sought to be exercised; or

(ii)	holders of Restricted Voting Shares who exercise Dissent Rights as holders of Restricted Voting Shares after the Effective Time, and the names of such holders of Restricted Voting Shares who exercise Dissent Rights shall be deleted from the Company’s securities registers as holders of Restricted Voting Shares at the Effective Time.

(c)	In addition to any other restrictions under Section 190 of the CBCA, none of the following shall be entitled to exercise Dissent Rights: (i) holders of Company Options, DSUs, RSUs or PSUs; and (ii) holders of Restricted Voting Shares who vote or have instructed a proxyholder to vote such Restricted Voting Shares in favour of the Arrangement Resolution (but only in respect of such Restricted Voting Shares).

ARTICLE 4

PAYMENT OF CONSIDERATION

Section 4.1 Letter of Transmittal and Other Instructions

At the time of mailing the Company Circular or as soon as practicable thereafter, the Company shall forward, or cause to be forwarded, to each registered Shareholder and each Plan Participant at the address of such person as it appears on the register maintained by or on behalf of the Company in respect of the holders of Restricted Voting Shares or Company Options or DSUs, as the case may be, a Letter of Transmittal in the case of the holders of Restricted Voting Shares and, in the case of Plan Participants, instructions, if any, for obtaining delivery of the Option Consideration or DSU Consideration payable to Plan Participants, as applicable, following the Effective Date pursuant to this Plan of Arrangement.

Section 4.2 Exchange of Certificates for Cash

(a)

The Purchaser shall deposit, or arrange to be deposited, the aggregate Share Consideration payable to Patheon Public Shareholders with the Depositary in accordance with the Arrangement Agreement to be held in escrow by the Depositary until the Effective Time. After release from escrow at the Effective Time, the cash deposited with the Depositary shall be held in an interest-bearing account for payment in accordance with this Plan of Arrangement, and any interest earned on such funds shall be for the account of the Purchaser.

(b)	Upon surrender to the Depositary for cancellation of a certificate which immediately prior to the Effective Time represented outstanding Restricted Voting Shares that were transferred pursuant to Section 2.2(i)(i), together with a duly completed and executed Letter of Transmittal and such additional documents and instruments as the Depositary may reasonably require, the former Patheon Public Shareholder of the Restricted Voting Shares represented by such surrendered certificate shall be entitled to receive in exchange therefor, and the Depositary shall deliver to such former Patheon Public Shareholder as soon as practicable after the Effective Time, a cheque or electronic payment representing the aggregate Share Consideration that such Patheon Public Shareholder has the right to receive under the Arrangement for such Restricted Voting Shares, less any applicable amounts withheld pursuant to Section 4.4, and any certificate so surrendered shall forthwith be cancelled. Until surrendered as contemplated by this Section 4.2, each certificate which immediately prior to the Effective Time represented any Restricted Voting Shares shall be deemed after the Effective Time to represent only the right to receive upon such surrender a cash payment in lieu of such certificate as contemplated in this Section 4.2, less any applicable amounts withheld pursuant to Section 4.4. Any such certificate formerly representing Restricted Voting Shares not duly surrendered on or before the sixth anniversary of the Effective Date shall cease to represent a claim by or interest of any former Patheon Public Shareholder of any kind or nature against or in the Company or the Purchaser. On such anniversary date, all certificates representing Restricted Voting Shares shall be deemed to have been surrendered to the Purchaser and cash to which such former holder was entitled, together with any entitlements to dividends, distributions and interest thereon, shall be deemed to have been surrendered to the Purchaser or any successor thereof for no consideration.

(c)	On or as soon as practicable after the Effective Date, the Company shall pay the amounts, net of applicable withholdings, to be paid to holders of Company Options pursuant to this Plan of Arrangement, either (i) pursuant to the normal payroll practices and procedures of the Company, or (ii) by cheque delivered to such holder of Company Options, as reflected on the register maintained by or on behalf of the Company in respect of the Company Options. The Company shall pay the amounts, net of any applicable withholdings, to be paid to the holders of DSUs at the time and in accordance with the terms of the DSU Plan, unless the holder provides the Company with a written request that such payment be made as soon as practicable after the Effective Date and such request includes the holder’s acknowledgment of all resulting tax consequences of such request, in which case the Company shall make such payment to such holder in accordance with such request either (x) pursuant to the normal payroll practices and procedures of the Company, or (y) by cheque delivered to such holder.

(d)	Any payment made by way of cheque by the Depositary (or, if applicable, the Company) pursuant to this Plan of Arrangement that has not been deposited or has been returned to the Depositary (or, if applicable, the Company) or that otherwise remains unclaimed, in each case on or before the second anniversary of the issue date of such cheque, shall cease to represent a right or claim of any kind or nature and the right of the Shareholder or Plan Participant to receive the consideration for Restricted Voting Shares or Company Options and DSUs, as the case may be, pursuant to this Plan of Arrangement shall terminate and be deemed to be surrendered and forfeited to the Purchaser or any successor thereof for no consideration.

(e)	No holder of Restricted Voting Shares, Company Options or DSUs shall be entitled to receive any consideration with respect to such Restricted Voting Shares, Company Options or DSUs other than any cash payment to which such holder is entitled to receive in accordance with Section 2.2 and this Section 4.2 and, for greater certainty, no such holder will be entitled to receive any interest, dividends, premium or other payment or distribution in connection therewith.

Section 4.3 Lost Certificates

In the event any certificate which immediately prior to the Effective Time represented one or more outstanding Restricted Voting Shares that were exchanged pursuant to Section 2.2 shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the Shareholder claiming such certificate to be lost, stolen or destroyed, the Depositary will issue in exchange for such lost, stolen or destroyed certificate, cash deliverable in accordance with Section 2.2 and such Shareholder’s Letter of Transmittal. When authorizing such payment in exchange for any lost, stolen or destroyed certificate, the Shareholder to whom cash is to be issued shall, as a condition precedent to the issuance thereof, give a bond satisfactory to the Purchaser, the Company (and its transfer agents) and the Depositary in such sum as the Purchaser may direct, or otherwise indemnify the Company and the Purchaser in a manner satisfactory to the Purchaser against any claim that may be made against the Company or Purchaser with respect to the certificate alleged to have been lost, stolen or destroyed.

Section 4.4 Withholding Rights

The Company, the Purchaser and the Depositary shall be entitled to deduct and withhold from any dividend or consideration otherwise payable to any Shareholder or Plan Participant such amounts as the Company, the Purchaser or the Depositary is required or permitted to deduct and withhold with respect to such payment under the Tax Act, the United States Internal Revenue Code of 1986, or any provision of federal, provincial, state, local or foreign tax law, in each case, as amended. To the extent that amounts are so withheld, such withheld amounts shall be treated for all purposes hereof as having been paid to the holder of the Restricted Voting Shares, Company Options or DSUs in respect of which such deduction and withholding was made, provided that such withheld amounts are actually remitted to the appropriate Governmental Entity.

ARTICLE 5

AMENDMENT

Section 5.1 Amendment

(a)	The Purchaser and the Company may amend, modify and/or supplement this Plan of Arrangement at any time and from time to time prior to the Effective Time, provided that any such amendment, modification or supplement must be approved by each of the Purchaser and the Company in a written document which is filed with the Court and, if made following the Company Meeting, approved by the Court and communicated to Shareholders in the manner required by the Court (if so required).

(b)	Any amendment, modification or supplement to this Plan of Arrangement which is directed by the Court following the Company Meeting shall be effective only if (i) it is consented to in writing by the Purchaser and the Company (in each case, acting reasonably), and (ii) if required by the Court, it is consented to by the Shareholders in the manner directed by the Court.

(c)	Any amendment, modification or supplement to this Plan of Arrangement may be proposed by the Company or the Purchaser at any time prior to the Company Meeting (provided that the Company and the Purchaser shall have consented thereto) with or without any other prior notice or communication, and if so proposed and accepted by the Persons voting at the Company Meeting (other than as may be required under the Interim Order), shall become part of this Plan of Arrangement for all purposes.

(d)	This Plan of Arrangement may be withdrawn prior to the occurrence of any of the events in Section 2.2 in accordance with the terms of the Arrangement Agreement.

(e)	Any amendment, modification or supplement to this Plan of Arrangement may be made following the Effective Date unilaterally by the Purchaser, provided that it concerns a matter which, in the reasonable opinion of the Purchaser, is of an administrative nature required to better give effect to the implementation of this Plan of Arrangement and is not adverse to the economic interest of any former Shareholder.

ARTICLE 6

GENERAL

Section 6.1 Paramountcy

From and after the Effective Time: (i) this Plan of Arrangement shall take precedence and priority over any and all Restricted Voting Shares, Company Options and DSUs issued prior to the Effective Time, and (ii) the rights and obligations of the holders of Restricted Voting Shares, Special Preferred Voting Shares, Company Options, DSUs, PSUs and RSUs and the Company, the Purchaser, the Depositary, the registrar and transfer agent for the Restricted Voting Shares, and any other Person having any right, title or interest in or to the Restricted Voting Shares, Special Preferred Voting Shares, Company Options, DSUs, PSUs and RSUs shall be solely as provided for in this Plan of Arrangement.

Section 6.2 Other Documents and Instruments

Notwithstanding that the transactions or events set out herein shall occur and shall be deemed to occur in the order set out in this Plan of Arrangement without any further authorization, act or formality, the Company and the Purchaser shall make, do and execute, or cause to be made, done and executed, all such further acts, deeds, agreements, transfers, assurances, instruments or documents as may reasonably be required by either of them in order further to document or evidence any of the transactions or events set out herein including any resolutions of directors authorizing the issue, exchange, transfer, purchase for cancellation or donation of shares and any share transfer powers evidencing the transfer of shares and any receipts therefor.

ANNEX I

RIGHT TO DISSENT

Section 190 of the Canada Business Corporations Act

Right to dissent

190. (1) Subject to sections 191 and 241, a holder of shares of any class of a corporation may dissent if the corporation is subject to an order under paragraph 192(4)(d) that affects the holder or if the corporation resolves to

(a) amend its articles under section 173 or 174 to add, change or remove any provisions restricting or constraining the issue, transfer or ownership of shares of that class;

(b) amend its articles under section 173 to add, change or remove any restriction on the business or businesses that the corporation may carry on;

(c) amalgamate otherwise than under section 184;

(d) be continued under section 188;

(e) sell, lease or exchange all or substantially all its property under subsection 189(3); or

(f) carry out a going-private transaction or a squeeze-out transaction.

Further right

(2) A holder of shares of any class or series of shares entitled to vote under section 176 may dissent if the corporation resolves to amend its articles in a manner described in that section.

If one class of shares

(2.1) The right to dissent described in subsection (2) applies even if there is only one class of shares.

Payment for shares

(3) In addition to any other right the shareholder may have, but subject to subsection (26), a shareholder who complies with this section is entitled, when the action approved by the resolution from which the shareholder dissents or an order made under subsection 192(4) becomes effective, to be paid by the corporation the fair value of the shares in respect of which the shareholder dissents, determined as of the close of business on the day before the resolution was adopted or the order was made.

No partial dissent

(4) A dissenting shareholder may only claim under this section with respect to all the shares of a class held on behalf of any one beneficial owner and registered in the name of the dissenting shareholder.

Objection

(5) A dissenting shareholder shall send to the corporation, at or before any meeting of shareholders at which a resolution referred to in subsection (1) or (2) is to be voted on, a written objection to the resolution, unless the corporation did not give notice to the shareholder of the purpose of the meeting and of their right to dissent.

Notice of resolution

(6) The corporation shall, within ten days after the shareholders adopt the resolution, send to each shareholder who has filed the objection referred to in subsection (5) notice that the resolution has been adopted, but such notice is not required to be sent to any shareholder who voted for the resolution or who has withdrawn their objection.

Demand for payment

(7) A dissenting shareholder shall, within twenty days after receiving a notice under subsection (6) or, if the shareholder does not receive such notice, within twenty days after learning that the resolution has been adopted, send to the corporation a written notice containing

(a) the shareholder’s name and address;

(b) the number and class of shares in respect of which the shareholder dissents; and

(c) a demand for payment of the fair value of such shares.

Share certificate

(8) A dissenting shareholder shall, within thirty days after sending a notice under subsection (7), send the certificates representing the shares in respect of which the shareholder dissents to the corporation or its transfer agent.

Forfeiture

(9) A dissenting shareholder who fails to comply with subsection (8) has no right to make a claim under this section.

Endorsing certificate

(10) A corporation or its transfer agent shall endorse on any share certificate received under subsection (8) a notice that the holder is a dissenting shareholder under this section and shall forthwith return the share certificates to the dissenting shareholder.

Suspension of rights

(11) On sending a notice under subsection (7), a dissenting shareholder ceases to have any rights as a shareholder other than to be paid the fair value of their shares as determined under this section except where

(a) the shareholder withdraws that notice before the corporation makes an offer under subsection (12),

(b) the corporation fails to make an offer in accordance with subsection (12) and the shareholder withdraws the notice, or

(c) the directors revoke a resolution to amend the articles under subsection 173(2) or 174(5), terminate an amalgamation agreement under subsection 183(6) or an application for continuance under subsection 188(6), or abandon a sale, lease or exchange under subsection 189(9), in which case the shareholder’s rights are reinstated as of the date the notice was sent.

Offer to pay

(12) A corporation shall, not later than seven days after the later of the day on which the action approved by the resolution is effective or the day the corporation received the notice referred to in subsection (7), send to each dissenting shareholder who has sent such notice

(a) a written offer to pay for their shares in an amount considered by the directors of the corporation to be the fair value, accompanied by a statement showing how the fair value was determined; or

(b) if subsection (26) applies, a notification that it is unable lawfully to pay dissenting shareholders for their shares.

Same terms

(13) Every offer made under subsection (12) for shares of the same class or series shall be on the same terms.

Payment

(14) Subject to subsection (26), a corporation shall pay for the shares of a dissenting shareholder within ten days after an offer made under subsection (12) has been accepted, but any such offer lapses if the corporation does not receive an acceptance thereof within thirty days after the offer has been made.

Corporation may apply to court

(15) Where a corporation fails to make an offer under subsection (12), or if a dissenting shareholder fails to accept an offer, the corporation may, within fifty days after the action approved by the resolution is effective or within such further period as a court may allow, apply to a court to fix a fair value for the shares of any dissenting shareholder.

Shareholder application to court

(16) If a corporation fails to apply to a court under subsection (15), a dissenting shareholder may apply to a court for the same purpose within a further period of twenty days or within such further period as a court may allow.

Venue

(17) An application under subsection (15) or (16) shall be made to a court having jurisdiction in the place where the corporation has its registered office or in the province where the dissenting shareholder resides if the corporation carries on business in that province.

No security for costs

(18) A dissenting shareholder is not required to give security for costs in an application made under subsection (15) or (16).

Parties

(19) On an application to a court under subsection (15) or (16),

(a) all dissenting shareholders whose shares have not been purchased by the corporation shall be joined as parties and are bound by the decision of the court; and

(b) the corporation shall notify each affected dissenting shareholder of the date, place and consequences of the application and of their right to appear and be heard in person or by counsel.

Powers of court

(20) On an application to a court under subsection (15) or (16), the court may determine whether any other person is a dissenting shareholder who should be joined as a party, and the court shall then fix a fair value for the shares of all dissenting shareholders.

Appraisers

(21) A court may in its discretion appoint one or more appraisers to assist the court to fix a fair value for the shares of the dissenting shareholders.

Final order

(22) The final order of a court shall be rendered against the corporation in favour of each dissenting shareholder and for the amount of the shares as fixed by the court.

Interest

(23) A court may in its discretion allow a reasonable rate of interest on the amount payable to each dissenting shareholder from the date the action approved by the resolution is effective until the date of payment.

Notice that subsection (26) applies

(24) If subsection (26) applies, the corporation shall, within ten days after the pronouncement of an order under subsection (22), notify each dissenting shareholder that it is unable lawfully to pay dissenting shareholders for their shares.

Effect where subsection (26) applies

(25) If subsection (26) applies, a dissenting shareholder, by written notice delivered to the corporation within thirty days after receiving a notice under subsection (24), may

(a) withdraw their notice of dissent, in which case the corporation is deemed to consent to the withdrawal and the shareholder is reinstated to their full rights as a shareholder; or

(b) retain a status as a claimant against the corporation, to be paid as soon as the corporation is lawfully able to do so or, in a liquidation, to be ranked subordinate to the rights of creditors of the corporation but in priority to its shareholders.

Limitation

(26) A corporation shall not make a payment to a dissenting shareholder under this section if there are reasonable grounds for believing that

(a) the corporation is or would after the payment be unable to pay its liabilities as they become due; or

(b) the realizable value of the corporation’s assets would thereby be less than the aggregate of its liabilities.

R.S.C, 1985, c. C-44, s. 190; 1994, c. 24, s. 23; 2001, c. 14, ss. 94, 134(F), 135(E).

ANNEX J

Court File No. CV-14-10399-00CL

ONTARIO

SUPERIOR COURT OF JUSTICE

(COMMERCIAL LIST)

IN THE MATTER OF CANADA BUSINESS CORPORATIONS ACT, R.S.C., 1985, c. C-44, SECTION 192, AS AMENDED

AND IN THE MATTER OF AN APPLICATION BY PATHEON INC. RELATING TO A PROPOSED ARRANGEMENT INVOLVING PATHEON INC.

PATHEON INC.

Applicant

NOTICE OF APPLICATION

TO THE RESPONDENTS

A PROCEEDING HAS BEEN COMMENCED by the Applicant. The claim made by the Applicant appears on the following page.

THIS APPLICATION will come on for a hearing on a date to be determined before a judge presiding over the Commercial List at 330 University Avenue, Toronto, Ontario.

IF YOU WISH TO OPPOSE THIS APPLICATION, to receive notice of any step in the application or to be served with any documents in the application, you or an Ontario lawyer acting for you must forthwith prepare a notice of appearance in Form 38A prescribed by the Rules of Civil Procedure, serve it on the Applicant’s lawyer, or where the Applicant does not have a lawyer, serve it on the Applicant, and file it, with proof of service, in this court office, and you or your lawyer must appear at the hearing.

IF YOU WISH TO PRESENT AFFIDAVIT OR OTHER DOCUMENTARY EVIDENCE TO THE COURT OR TO EXAMINE OR CROSS-EXAMINE WITNESSES ON THE APPLICATION, you or your lawyer must, in addition to serving your notice of appearance, serve a copy of the evidence on the Applicant’s lawyer or, where the Applicant does not have a lawyer, serve it on the Applicant, and file it, with proof of service, in the court office where the application is to be heard as soon as possible, but at least two days before the hearing.

IF YOU FAIL TO APPEAR AT THE HEARING, JUDGMENT MAY BE GIVEN IN YOUR ABSENCE AND WITHOUT FURTHER NOTICE TO YOU. IF YOU WISH TO OPPOSE THIS APPLICATION BUT ARE UNABLE TO PAY LEGAL FEES, LEGAL AID MAY BE AVAILABLE TO YOU BY CONTACTING A LOCAL LEGAL AID OFFICE.

Date: January 14th/14	Issued by:

Natasha Brown
(Registrar)

Address of local office:
330 University Avenue
7th Floor
Toronto, Ontario
M5G 1R7

TO:	ALL HOLDERS OF RESTRICTED VOTING SHARES OF PATHEON INC.

AND TO:	ALL HOLDERS OF OPTIONS TO ACQUIRE RESTRICTED VOTING SHARES OF PATHEON INC.

AND TO:	ALL HOLDERS OF CLASS I PREFERRED SHARES, SERIES D OF PATHEON INC.

AND TO:	ALL HOLDERS OF DEFERRED SHARE UNITS OF PATHEON INC.

AND TO:	ALL DIRECTORS OF PATHEON INC.

AND TO:	ERNST & YOUNG LLP
4130 Parklake Avenue #500 27612-2299 Raleigh, North Carolina, United States Auditors for Patheon Inc.

AND TO:	BORDEN LADNER GERVAIS LLP

Scotia Plaza

40 King Street West,

Toronto, Ontario, M5H 3Y4

David Di Paolo

Tel: 416-367-6108

Fax: 416-361-2454

Lawyers for: JLL/Delta Patheon Holdings, L.P.; JLL Partners Fund V (Patheon), L.P.; JLL Patheon Holdings Coöperatief U.A.; JLL/Delta Dutch Holdco Coöperatief U.A; JLL/Delta Dutch Sub B.V.; JLL Associates V (Patheon), L.P.; JLL Patheon Co-Investment Fund, L.P.; JLL Patheon Holdings, LLC; JLL/Delta Dutch Newco B.V.; JLL Patheon Holdings III, LLC; JLL/Delta Canada Inc.; JLL Partners, Inc.

AND TO:	BLAKE, CASSELS & GRAYDON LLP
199 Bay Street, Suite 4000 Toronto, Ontario, M5L 1A9 Ryan Morris Tel: 416-863-2176 Fax: 416-863-2653 Lawyers for the Independent Committee of the Board of Directors of Patheon Inc.

AND TO:

THE DIRECTOR UNDER THE CANADA BUSINESS CORPORATIONS ACT

Compliance & Policies Directorate

Corporations Canada, Industry Canada

9th Floor, Jean Edmonds Tower South

365 Laurier Avenue West

Ottawa, Ontario, K1A 0C8

APPLICATION

1.	The Applicant, Patheon Inc. (“Patheon”), makes application for:

(a)	a final order pursuant to subsections 192(2) and 192(4) of the Canada Business Corporations Act, R.S.C., 1985, c. C-44, as amended (the “CBCA”), approving a plan of arrangement (the “Arrangement”) proposed by the Applicant and described in the draft proxy statement and management information circular of Patheon (the “Proxy Circular”) attached as Exhibit “A” of the affidavit of Stuart Grant to be filed in support of this Application;

(b)	an interim order for the advice and direction of this Court pursuant to subsection 192(4) of the CBCA in connection with this Arrangement and this Application (the “Interim Order”);

(c)	if necessary, an order abridging the time for the service or dispensing with service of the Notice of Application and Application Record; and

(d)	such further and other relief as this Court may deem just.

2.	The grounds for the Application are:

(a)	Patheon is incorporated pursuant to the CBCA and is a provider of drug development and manufacturing services to global pharmaceutical, biotechnology and specialty pharmaceutical companies;

(b)	the restricted voting shares of Patheon (the “Restricted Voting Shares”) are listed and traded on the Toronto Stock Exchange under the symbol “PTI”. Patheon’s registered head office is located at 2100 Syntex Court, Mississauga, Ontario, Canada;

(c)	the Arrangement is further to an arrangement agreement dated as of November 18, 2013 between Patheon and JLL/Delta Patheon Holdings, L.P. (“JLL”) regarding a plan of arrangement under section 192 of the CBCA (the “Arrangement Agreement”);

(d)	ILL is the purchaser in the Arrangement Agreement, and prior to the effective time as provided for in the Arrangement (the “Effective Time”), JLL will transfer its rights and obligations under the Arrangement Agreement to JLL/Delta Canada Inc., a CBCA corporation that is a wholly-owned subsidiary of JLL (the “Purchaser”);

(e)	the purpose of the Arrangement is to implement an agreed-upon transaction whereby, among other things, the Purchaser will acquire, directly or indirectly, all of the Restricted Voting Shares in the capital of Patheon, and to effect an orderly amalgamation of the Purchaser and Patheon and a reorganization of the ownership and structure of the involved entities, as more particularly described in the Proxy Circular;

(f)	the Arrangement is an “arrangement” within the meaning of subsection 192(1) of the CBCA;

(g)	all statutory requirements under the CBCA have been fulfilled, or will be fulfilled by the return date of this Application;

(h)	Patheon is not insolvent within the meaning of s. 192(2) of the CBCA;

(i)	it is not practicable for Patheon to effect the fundamental changes proposed in the Arrangement under any other provision of the CBCA;

(j)	the Arrangement is put forward in good faith and is fair and reasonable, and it is appropriate for this Court to approve the Arrangement;

(k)	the directions set out and the approvals required pursuant to any Interim Orders this Court may grant have been followed and obtained, or will be followed and obtained by the return date of this Application;

(1)	section 192 of the CBCA;

(m)	Rules 1.04,1.05, 2.03, 3.02,14.05(2), 16.04, 16.08,17.02, 38 and 39 of the Rules of Civil Procedure; and

(n)	such further and other grounds as counsel may advise and this Court may permit.

3.	The following documentary evidence will be used at the hearing of the Application:

(a)	such Interim Orders as may be granted by this Court;

(b)	the affidavit to be sworn by Stuart Grant and the exhibits thereto;

(c)	such further affidavit(s) to be sworn on behalf of the Applicant, and the exhibits thereto, reporting as to the compliance with any Interim Orders of this Court and as to the result of any meetings conducted pursuant to such Interim Orders; and

(d)	such further and other material as counsel may advise and this Court may permit.

4.	Notice of this Application to all holders of Restricted Voting Shares, holders of options to acquire Restricted Voting Shares, holders of deferred share units, and the holders of Class I Preferred Shares, Series D of Patheon whose addresses are outside of Ontario will be given pursuant to Rules 17.02(n) and 17.02(o) of the Rules of Civil Procedure and the terms of any Interim Order for advice and directions granted by this Court.

Date: January 13, 2014	DENTONS CANADA LLP
90 Bank Street, Suite 1420
Ottawa, Ontario, K1P 1H4

James M. Wishart/Timothy M. Banks
	LSUC:	58794G/45327N
	Email:	james.wishart@dentons.com/
timothy.banks@dentons.com
	Telephone:	613-783-9651/416-863-4424
	Facsimile:	613-783-9690

Lawyers for the Applicant,
	Patheon Inc.	Court File No.:

IN THE MATTER OF CANADA BUSINESS CORPORATIONS ACT, R.S.C., 1985, c. C-44, SECTION 192, AS AMENDED

Court File No.: CV-14-10399-00CL

IN THE MATTER OF CANADA BUSINESS CORPORATIONS ACT, R.S.C., 1985, c. C-44, SECTION 192, AS AMENDED

PATHEON INC. Applicant
ONTARIO SUPERIOR COURT OF JUSTICE (COMMERCIAL LIST) PROCEEDING COMMENCED AT TORONTO
NOTICE OF APPLICATION
DENTONS CANADA LLP 90 Bank Street, Suite 1420 Ottawa, Ontario, K1P 1H4 LAWYERS FOR the Applicant, Patheon Inc. Lawyers: James M. Wishart/Timothy M. Banks
	LSUC#:	58794G/45327N
	Email:	james.wishart@dentons.com/
timothy.banks@dentons.com
	Telephone:	613-783-9651/416-863-4424
	Facsimile:	613-783-9690

ANNEX K

INTERIM ORDER – PLAN OF ARRANGEMENT (DRAFT)

Court File No. CV-14-10399-00CL

ONTARIO

SUPERIOR COURT OF JUSTICE

(COMMERCIAL LIST)

THE HONOURABLE	)	THURSDAY, THE 23rd
)
JUSTICE	)	DAY OF JANUARY, 2014

IN THE MATTER OF AN APPLICATION UNDER SECTION 192 OF CANADA BUSINESS CORPORATIONS ACT, R.S.C., 1985, c. C-44, SECTION 192, AS AMENDED

AND IN THE MATTER OF AN APPLICATION BY PATHEON INC. RELATING TO A PROPOSED ARRANGEMENT INVOLVING PATHEON INC.

PATHEON INC.

INTERIM ORDER

Applicant

THIS MOTION made by the Applicant, Patheon Inc. (“Patheon”), for an interim order for advice and directions pursuant to section 192 of the Canada Business Corporations Act, R.S.C. 1985, c. C-44, as amended, (the “CBCA”) was heard this day at 330 University Avenue, Toronto, Ontario.

ON READING the Notice of Motion, the Notice of Application issued on January 14, 2013 and the affidavit of Stuart Grant sworn January 14, 2014 (the “Grant Affidavit”), including the Plan of Arrangement, which is attached as Schedule H to the draft proxy statement and management information circular of Patheon (the “Proxy Circular”), which is attached as Exhibit A to the Grant Affidavit, and on hearing the submissions of counsel for Patheon and counsel for JLL/Delta Patheon Holdings, L.P. (“JLL”) and on being advised that the Director appointed under the CBCA (the “Director”) does not consider it necessary to appear.

Definitions

1. THIS COURT ORDERS that all definitions used in this Interim Order shall have the meaning ascribed thereto in the Proxy Circular or otherwise as specifically defined herein.

The Meeting

2. THIS COURT ORDERS that Patheon is permitted to call, hold and conduct a special meeting (the “Meeting”) of the holders (the “Shareholders”) of restricted voting shares (the “Restricted Voting Shares”) in the capital of Patheon to be held in Toronto, Ontario, Canada on [•], 2014 commencing at 9:30 a.m. (Eastern time) in order for the Shareholders to consider and, if determined advisable, pass a special resolution authorizing, adopting and approving, with or without variation, the Arrangement and the Plan of Arrangement (collectively, the “Arrangement Resolution”).

3. THIS COURT ORDERS that the Meeting shall be called, held and conducted in accordance with the CBCA, the notice of meeting of the Shareholders, which accompanies the Proxy Circular (the “Notice of Meeting”) and the articles and by-laws of Patheon, subject to what may be provided hereafter and subject to further order of this court.

4. THIS COURT ORDERS that the record date (the “Record Date”) for determination of the Shareholders entitled to notice of, and to vote at, the Meeting shall be the close of business on February 4, 2014.

5. THIS COURT ORDERS that the only persons entitled to attend or speak at the Meeting shall be:

a)	the Shareholders or their respective proxyholders;

b)	the officers, directors, auditors and advisors of Patheon;

c)	representatives and advisors of JLL;

d)	the Director; and

e)	other persons who may receive the permission of the Chair of the Meeting.

6. THIS COURT ORDERS that Patheon may transact such other business at the Meeting as is contemplated in the Proxy Circular, or as may otherwise be properly before the Meeting.

Quorum

7. THIS COURT ORDERS that the Chair of the Meeting shall be determined by Patheon and that the quorum at the Meeting shall be not less than two persons present in person at the opening of the Meeting and holding or representing by proxy not less than one-third (33- 1⁄3%) of the total number of issued and outstanding Restricted Voting Shares entitled to vote at such Meeting.

Amendments to the Arrangement and Plan of Arrangement

8. THIS COURT ORDERS that Patheon is authorized to make, subject to the terms of the Arrangement Agreement, and paragraph 9, below, such amendments, modifications or supplements to the Arrangement and the Plan of Arrangement as it may determine without any additional notice to the Shareholders, or others entitled to receive notice under paragraphs 12 and 13 hereof and the Arrangement and Plan of Arrangement, as so amended, modified or supplemented shall be the Arrangement and Plan of Arrangement to be submitted to the Shareholders at the Meeting and shall be the subject of the Arrangement Resolution. Amendments, modifications or supplements may be made following the Meeting, but shall be subject to review and, if appropriate, further direction by this Honourable Court at the hearing for the final approval of the Arrangement.

9. THIS COURT ORDERS that, if any amendments, modifications or supplements to the Arrangement or Plan of Arrangement as referred to in paragraph 8, above, would, if disclosed, reasonably be expected to affect a Shareholder’s decision to vote for or against the Arrangement Resolution, notice of such amendment, modification or supplement shall be distributed, subject to further order of this Honourable Court, by press release, newspaper advertisement, prepaid ordinary mail, or by the method most reasonably practicable in the circumstances, as Patheon may determine.

Amendments to the Proxy Circular

10. THIS COURT ORDERS that Patheon is authorized to make such amendments, revisions and/or supplements to the draft Proxy Circular as it may determine and the Proxy Circular, as so amended, revised and/or supplemented, shall be the Proxy Circular to be distributed in accordance with paragraphs 12 and 13 of this Interim Order.

Adjournments and Postponements

11. THIS COURT ORDERS that Patheon, if it deems advisable and subject to the terms of the Arrangement Agreement, is specifically authorized to adjourn or postpone the Meeting on one or more occasions, without the necessity of first convening the Meeting or first obtaining any vote of the Shareholders respecting the adjournment or postponement, and notice of any such adjournment or postponement shall be given by such method as Patheon may determine is appropriate in the circumstances. This provision shall not limit the authority of the Chair of the Meeting in respect of adjournments and postponements.

Notice of Meeting

12. THIS COURT ORDERS that, in order to effect notice of the Meeting, Patheon shall send the Proxy Circular (including the Notice of Application and this Interim Order), the Notice of Meeting, the form of proxy and the letter of transmittal, along with such amendments or additional documents as Patheon may determine are necessary or desirable and are not inconsistent with the terms of this Interim Order (collectively, the “Meeting Materials”), to the following:

a)	the registered Shareholders at the close of business on the Record Date, at least twenty-one (21) days prior to the date of the Meeting, excluding the date of sending and the date of the Meeting, by one or more of the following methods:

i)	by pre-paid ordinary or first class mail at the addresses of the Shareholders as they appear on the books and records of Patheon, or its registrar and transfer agent, at the close of business on the Record Date and if no address is shown therein, then the last address of the person known to the Corporate Secretary of Patheon;

ii)	by delivery, in person or by recognized courier service or inter-office mail, to the address specified in (i) above; or

iii)	by facsimile or electronic transmission to any Shareholder, who is identified to the satisfaction of Patheon, who requests such transmission in writing and, if required by Patheon, who is prepared to pay the charges for such transmission;

b)	non-registered Shareholders by providing sufficient copies of the Meeting Materials to intermediaries and registered nominees in a timely manner, in accordance with National Instrument 54-101 of the Canadian Securities Administrators; and

c)	the respective directors and auditors of Patheon, and to the Director appointed under the CBCA, by delivery in person, by recognized courier service, by pre-paid ordinary or first class mail or, with the consent of the person, by facsimile or electronic transmission, at least twenty-one (21) days prior to the date of the Meeting, excluding the date of sending and the date of the Meeting;

and that compliance with this paragraph shall constitute sufficient notice of the Meeting.

13. THIS COURT ORDERS that, in the event that Patheon elects to distribute the Meeting Materials, Patheon is hereby directed to distribute the Proxy Circular (including the Notice of Application, and this Interim Order), and any other communications or documents or instructions determined by Patheon to be necessary or desirable (collectively, the “Court Materials”) to the holders of options (the “Optionholders”) granted by Patheon to acquire Restricted Voting Shares (the “Options”), the holders of deferred share units (“DSUs”), the holder of Class I Preferred Shares, Series D (the “Preferred Shares”) and Borden Ladner Gervais LLP (who has agreed to accept service in Ontario for JLL, Fund V, Dutch Co-op, Dutch Holdco, Dutch Sub, JLL Associates, JLL Holdco, LLC 1, Newco (all as such terms are defined in the Plan of Arrangement) and JLL Patheon Holdings III, LLC and their respective affiliates affected by the Plan of Arrangement) by any method permitted for notice to Shareholders as set forth in paragraphs 12(a) or 12(b), above, concurrently with the distribution described in paragraph 12 of this Interim Order. Distribution to such persons shall be to their addresses as they appear on the books and records of Patheon or its registrar and transfer agent at the close of business on the Record Date, or in the case of Border Ladner Gervais LLP, the address for service set out in paragraph 27 of this Interim Order.

14. THIS COURT ORDERS that accidental failure or omission by Patheon to give notice of the meeting or to distribute the Meeting Materials or Court Materials to any person entitled by this Interim Order to receive notice, or any failure or omission to give such notice as a result of events beyond the reasonable control of Patheon, or the non-receipt of such notice shall, subject to further order of this Honourable Court, not constitute a breach of this Interim Order nor shall it invalidate any resolution passed or proceedings taken at the Meeting. If any such failure or omission is brought to the attention of Patheon, it shall use its best efforts to rectify it by the method and in the time most reasonably practicable in the circumstances.

15. THIS COURT ORDERS that Patheon is hereby authorized to make such amendments, revisions or supplements to the Meeting Materials and Court Materials, as Patheon may determine in accordance with the terms of the Arrangement Agreement (“Additional Information”), and that notice of such Additional Information may, subject to paragraph 9, above, be distributed by press release, newspaper advertisement, pre-paid ordinary mail, or by the method most reasonably practicable in the circumstances, as Patheon may determine.

16. THIS COURT ORDERS that distribution of the Meeting Materials and Court Materials pursuant to paragraphs 12 and 13 of this Interim Order shall constitute notice of the Meeting and good and sufficient service of the within Application upon the persons described in paragraphs 12 and 13 and that those persons are bound by any orders made on the within Application. Further, no other form of service of the Meeting Materials or the Court Materials or any portion thereof need be made, or notice given or other material served in respect of these proceedings and/or the Meeting to such persons or to any other persons, except to the extent required by paragraph 9, above.

Solicitation and Revocation of Proxies

17. THIS COURT ORDERS that Patheon is authorized to use the letter of transmittal and form of proxy substantially in the form of the drafts accompanying the Proxy Circular, with such amendments and additional information as Patheon may determine are necessary or desirable, subject to the terms of the Arrangement Agreement. Patheon is authorized, at its expense, to solicit proxies, directly or through its officers, directors or employees, and through such agents or representatives as they may retain for that purpose, and by mail or such other forms of personal or electronic communication as it may determine. Patheon may waive generally, in its discretion, the time limits set out in the Proxy Circular for the deposit or revocation of proxies by Shareholders, if Patheon deems it advisable to do so.

18. THIS COURT ORDERS that Shareholders shall be entitled to revoke their proxies in accordance with section 148(4) of the CBCA (except as the procedures of that section are varied by this paragraph) provided that any instruments in writing delivered pursuant to s.148(4)(a)(i) of the CBCA: (a) may be deposited at the registered office of Patheon or with the transfer agent of Patheon as set out in the Proxy Circular; and (b) any such instruments must be received by Patheon or its transfer agent not later than forty-eight (48) hours, excluding Saturdays, Sundays and holidays, immediately preceding the Meeting (or any adjournment or postponement thereof).

Voting

19. THIS COURT ORDERS that the only persons entitled to vote in person or by proxy on the Arrangement Resolution, or such other business as may be properly brought before the Meeting, shall be those Shareholders who hold Restricted Voting Shares of Patheon as of the close of business on the Record Date. Illegible votes, spoiled votes, defective votes and abstentions shall be deemed to be votes not cast. Proxies that are properly signed and dated but which do not contain voting instructions shall be voted in favour of the Arrangement Resolution.

20. THIS COURT ORDERS that votes shall be taken at the Meeting on the basis of one vote per Restricted Voting Share and that in order for the Plan of Arrangement to be implemented, subject to further Order of this Honourable Court, the Arrangement Resolution must be passed, with or without variation, at the Meeting by:

(i)	an affirmative vote of at least two-thirds (66 2⁄3%) of the votes cast in respect of the Arrangement Resolution at the Meeting in person or by proxy by the Shareholders; and

(ii)	a simple majority of votes cast in respect of the Arrangement Resolution at the Meeting in person or by proxy by the Shareholders, other than those Shareholders excluded pursuant to section 8.1(2) of Multilateral Instrument 61-101 Protection of Minority Security Holders in Special Transactions.

Such votes shall be sufficient to authorize Patheon to do all such acts and things as may be necessary or desirable to give effect to the Arrangement and the Plan of Arrangement on a basis consistent with what is provided for in the Proxy Circular without the necessity of any further approval by the Shareholders, subject only to: a) the affirmative vote of at least 66 2⁄3% of the votes cast in respect of the Arrangement Resolution, with or without variation, by the holders of Preferred Shares, voting as a separate class by way of written resolution prior to the Meeting; and b) final approval of the Arrangement by this Honourable Court.

21. THIS COURT ORDERS that in respect of matters properly brought before the Meeting pertaining to items of business affecting Patheon (other than in respect of the Arrangement Resolution), each Shareholder is entitled to one vote for each Restricted Voting Share held.

Dissent Rights

22. THIS COURT ORDERS that each registered Shareholder shall be entitled to exercise Dissent Rights in connection with the Arrangement Resolution in accordance with section 190 of the CBCA (except as the procedures of that section are varied by this Interim Order and the Plan of Arrangement) provided that, notwithstanding subsection 190(5) of the CBCA, any Shareholder who wishes to dissent must, as a condition precedent thereto, provide written objection to the Arrangement Resolution to Patheon in the form required by section 190 of the CBCA and the Plan of Arrangement, which written objection must be received by no later than 5:00 p.m. (Eastern Time) on the second last Business Day immediately preceding the Meeting, or in the case of any adjournment or postponement of the Meeting, by no later than forty-eight (48) hours (excluding any day which is not a Business Day) prior to the time that the adjourned or postponed meeting is reconvened, and must otherwise comply with the requirements of the CBCA. For purposes of these proceedings, the “court” referred to in section 190 of the CBCA means this Honourable Court.

23. THIS COURT ORDERS that, notwithstanding section 190(3) of the CBCA, the Purchaser (as defined in the Plan of Arrangement) or its successor by amalgamation or otherwise (together with the Purchaser, the “Successor”), shall be required to offer to pay fair value determined as at the day prior to approval of the Arrangement Resolution, for Restricted Voting Shares held by Shareholders who duly exercise Dissent Rights, and to pay the amount to which such Shareholders may be entitled pursuant to the terms of the Plan of Arrangement. In accordance with the Plan of Arrangement and the Proxy Circular, all references to the “corporation” in subsections 190(3) and 190(11) to 190(26), inclusive, of the CBCA (except for the second reference to the “corporation” in subsection 190(12) and the two references to the “corporation” in subsection 190(17)) shall be deemed to refer to the Successor in place of the “corporation”, and the Successor shall have all of the rights, duties and obligations of the “corporation” under subsections 190(11) to 190(26), inclusive, of the CBCA.

24. THIS COURT ORDERS that any Shareholder who duly exercises such Dissent Rights set out in paragraph 22 above and who:

i)	is ultimately determined by this Honourable Court to be entitled to be paid fair value for his, her or its Restricted Voting Shares, shall be deemed to have transferred those Restricted Voting Shares following the Effective Time in accordance with the Plan of Arrangement, without any further act or formality and free and clear of all liens, claims, encumbrances, charges, adverse interests or security interests to the Successor for cancellation in consideration for a payment of cash from the Successor equal to such fair value; or

ii)	is for any reason ultimately determined by this Honourable Court not to be entitled to be paid fair value for his, her or its Restricted Voting Shares pursuant to the exercise of the Dissent Right, shall be deemed to have participated in the Arrangement on the same basis and at the same time as any non-dissenting Shareholder;

but in no case shall the Purchaser, Patheon, Successor or any other person be required to recognize such Shareholders as holders of Restricted Voting Shares of Patheon at or after the date at which the Arrangement becomes effective and the names of such Shareholders shall be deleted from Patheon’s register of holders of Restricted Voting Shares at that time in accordance with the Plan of Arrangement.

Hearing of Application for Approval of the Arrangement

25. THIS COURT ORDERS that upon approval by the Shareholders of the Plan of Arrangement in the manner set forth in this Interim Order, Patheon may apply to this Honourable Court for final approval of the Arrangement.

26. THIS COURT ORDERS that distribution of the Notice of Application and the Interim Order in the Proxy Circular, when sent in accordance with paragraphs 12 and 13 shall constitute good and sufficient service of the Notice of Application and this Interim Order and no other form of service need be effected and no other material need be served unless a Notice of Appearance is served in accordance with paragraph 27 of this Interim Order.

27. THIS COURT ORDERS that any Notice of Appearance served in response to the Notice of Application shall be served on the solicitors for Patheon, with a copy to counsel for JLL, as soon as reasonably practicable, and, in any event, no less than — days before the hearing of this Application at the following addresses:

Dentons Canada LLP

90 Bank Street, Suite 1420

Ottawa, Ontario, K1P 1H4

Attention: James M. Wishart and Timothy M. Banks, Lawyers for Patheon Inc.

with a copy to:

Borden Ladner Gervais LLP

40 King Street West,

Toronto, Ontario, M5H 3Y4

Attention: David Di Paolo, Lawyers for JLL/Delta Patheon Holdings, L.P.

28. THIS COURT ORDERS that, subject to further order of this Honourable Court, the only persons entitled to appear and be heard at the hearing of the within application shall be:

i)	Patheon;

ii)	JLL;

iii)	the Director; and

iv)	any person who has filed a Notice of Appearance herein in accordance with the Notice of Application, this Interim Order and the Rules of Civil Procedure.

29. THIS COURT ORDERS that any materials to be filed by Patheon in support of the within Application for final approval of the Arrangement may be filed up to one day prior to the hearing of the Application without further order of this Honourable Court.

30. THIS COURT ORDERS that the within Application shall be heard on —, subject to adjournment as may be required by Patheon.

31. THIS COURT ORDERS that in the event the within Application for final approval does not proceed on the date set out herein, and is adjourned, only those persons who served and filed a Notice of Appearance in accordance with paragraph 27 shall be entitled to be given notice of the adjourned date.

Precedence

32. THIS COURT ORDERS that, to the extent of any inconsistency or discrepancy between this Interim Order and the terms of any instrument creating, governing or collateral to the Restricted Voting Shares of Patheon, or the articles or by-laws of Patheon, this Interim Order shall govern.

Extra-Territorial Assistance

33. THIS COURT seeks and requests the aid and recognition of any court or any judicial, regulatory or administrative body in any province of Canada and any judicial, regulatory or administrative tribunal or other court constituted pursuant to the Parliament of Canada or the legislature of any province and any court or any judicial, regulatory or administrative body of the United States or other country to act in aid of and to assist this Honourable Court in carrying out the terms of this Interim Order.

Variance

34. THIS COURT ORDERS that Patheon shall be entitled to seek leave to vary this Interim Order upon such terms and upon the giving of such notice as this Honourable Court may direct.

ANNEX L

PRELIMINARY COPY

The instructions accompanying this Letter of Transmittal should be read carefully before completing this Letter of Transmittal. Computershare Trust Company of Canada (the “Depositary” or “Computershare”) or your broker or other financial advisor will assist you in completing this Letter of Transmittal.

This Letter of Transmittal is for use only by registered shareholders of Patheon Inc. (“Patheon”). Patheon shareholders whose restricted voting shares are registered in the name of a broker, trustee, financial institution, investment dealer, bank, trust company, custodian, nominee or other intermediary should contact that intermediary for instructions and assistance in receiving the consideration for such restricted voting shares.

LETTER OF TRANSMITTAL

TO ACCOMPANY SHARE CERTIFICATES FOR RESTRICTED VOTING SHARES OF

PATHEON INC.

This Letter of Transmittal is for use by registered Patheon Public Shareholders (as such term is defined in the Plan of Arrangement (“Registered Shareholders”) who hold restricted voting shares (“Restricted Voting Shares”) of Patheon in connection with its proposed plan of arrangement pursuant to section 192 of the Canada Business Corporations Act whereby JLL/Delta Patheon Holdings, L.P. (the “Purchaser”) will, directly or indirectly, acquire all of the outstanding Restricted Voting Shares (the “Arrangement”). Under the Arrangement and following the Effective Time, Patheon Public Shareholders will receive US$9.32 in cash, without interest, for each Restricted Voting Share held (the “Consideration”).

In accordance with the Arrangement, Patheon, the Purchaser and the Depositary shall be entitled to deduct and withhold from any amount payable to any Registered Shareholder such amounts as Patheon, the Purchaser or the Depositary is required or permitted to deduct and withhold with respect to any payment under the Tax Act or any other provisions of provincial, local or foreign tax law. Furthermore, in accordance with the Arrangement, the Consideration may be adjusted in certain circumstances in connection with the payment by Patheon of certain dividends or distributions prior to the Effective Time.

Registered Shareholders are strongly urged to read the proxy statement and management information circular of Patheon dated [—], 2014 (the “Proxy Statement”) accompanying this Letter of Transmittal, delivered in connection with the special meeting of shareholders of Patheon to be held on [—], 2014 (the “Meeting”).

Capitalized terms used but not defined in this Letter of Transmittal have the meanings given to such terms in the Proxy Statement.

The Arrangement is subject to obtaining shareholder and court approval and required regulatory approvals and satisfying other usual and customary conditions contained in the arrangement agreement dated November 18, 2013 between the Purchaser and Patheon, as it may be amended from time to time. Reference should be made to the Proxy Statement for more information regarding expected timing for completion of the Arrangement.

In order to be entitled to receive the Consideration, Registered Shareholders are required to deposit the share certificates representing the Restricted Voting Shares held by them with the Depositary at the address specified below. This Letter of Transmittal, properly completed and executed, together with all other required documents, must accompany the share certificate or certificates for the Restricted Voting Shares deposited for payment pursuant to the Arrangement. Under no circumstance will interest accrue or be paid on the Consideration, regardless of any delay in making any payment. If you are a U.S. person, you must also complete a U.S. Internal Revenue Service (“IRS”) Form W-9 a copy of which is included in this Letter of Transmittal (see Instruction 12, “U.S. Backup Withholding”). If you are not a U.S. person, you may be required to complete an IRS Form W-8 (see Instruction 12, “U.S. Backup Withholding”). Please carefully read the Proxy Statement, the Notice of Special Meeting of Shareholders included with the Proxy Statement and the instructions set out below before completing this Letter of Transmittal.

Whether or not Registered Shareholders deliver this Letter of Transmittal, as well as the share certificates representing Restricted Voting Shares and all other required documentation to the Depositary, Registered Shareholders will, upon completion of the Arrangement and as contemplated by the Arrangement, cease to be shareholders of Patheon and will only be entitled to receive the Consideration to which they are entitled under the Arrangement, unless such Registered Shareholder has properly exercised its Dissent Right (see “Dissent Rights” in the Proxy Statement). If any Registered Shareholder fails to deliver this Letter of Transmittal, the share certificates representing Restricted Voting Shares and all other required documentation to the Depositary on or before the sixth anniversary of the Effective Date, the share certificates representing such former Registered Shareholder’s Restricted Voting Shares shall cease to represent any claim by or interest of any kind or nature against Patheon, the Purchaser or the Depositary. On such anniversary, all consideration to which the former Registered Shareholder was entitled shall be paid over to, or as directed by, the Purchaser (or its successor). Any payment made by way of cheque by the Depositary (or, if applicable, Patheon) pursuant to the Plan of Arrangement that has not been deposited or has been returned to the Depositary (or, if applicable, Patheon) or that otherwise remains unclaimed, in each case on or before the second anniversary of issue of such cheque, shall cease to represent a right or claim of any kind or nature and the right of the Registered Shareholder to receive the Consideration shall terminate and be deemed to be surrendered and forfeited to the Purchaser or any successor thereof for no consideration.

Persons who deliver share certificates for Restricted Voting Shares after the sixth anniversary of the Effective Date will not be paid any consideration.

Please carefully read the instructions set out below before completing this Letter of Transmittal.

TO:	PATHEON INC.
AND TO:	JLL/DELTA PATHEON HOLDINGS, L.P. OR ITS ASSIGNEE
AND TO:	COMPUTERSHARE TRUST COMPANY OF CANADA

The undersigned hereby delivers and deposits with the Depositary for transfer, upon the Arrangement becoming effective, in exchange for the Consideration, the enclosed share certificates(s) for Restricted Voting Shares, details of which are as follows:

Certificate Number(s)	Name in which Registered (Please fill in exactly as name(s) appear on Certificate(s))	Number of Restricted Voting Shares Represented by Certificate

(if space is not sufficient, please attach a list in the above form)

CURRENCY OF PAYMENT

(See Instruction 6)

☐	I wish to receive payment of the Consideration in Canadian dollars as described under the heading “The Arrangement – Procedure for Surrender of Restricted Voting Shares and Payment of Share Consideration – Shareholders – Currency of Payment” in the Proxy Statement. I acknowledge and agree that any risks associated with currency exchange rates of the United States or Canada, including risks relating to change in rates, the timing of exchange or the selection of a rate for exchange, and all costs incurred with the currency conversion are for my sole account and will be at my sole risk and expense, and none of Patheon, the Purchaser or the Depositary or their respective affiliates are responsible for any such matters. (Check box if applicable).

A Registered Shareholder who does not check the box above, will, if this Letter of Transmittal is otherwise properly completed and submitted with all other required documentation prior to 4:00 pm (Eastern Time) on the Business Day prior to the Effective Date, receive payment of the Consideration in United States dollars. The Depositary will accept the currency of payment election herein if received by the Depositary by 4 p.m. (Eastern Time) on the business day preceding the Effective Date. After such time the default currency of payment is United States dollars.

LOST OR STOLEN CERTIFICATES

(See Instruction 8)

☐	Some or all of my Restricted Voting Share certificates have been lost, stolen or destroyed. Please review Instruction 8 for the procedure to replace lost or destroyed certificates. (Check box if applicable).

It is understood that, upon receipt of this Letter of Transmittal properly completed and executed, the share certificate(s) representing the Restricted Voting Shares deposited herewith (the “Deposited Shares”) and all other required documents, the Depositary will, as soon as practicable after the Effective Date, mail to the undersigned the Consideration for each Deposited Share transferred in a form of a cheque (except for payments in excess of CDN$25 million (or the equivalent amount in U.S. funds), which will be made by wire transfer (as described below)) issued by the Depositary representing the amount of aggregate Consideration the undersigned is entitled to receive under the Arrangement, or hold such cheque for pick-up in accordance with the instructions set out below. It is understood that all payments will be made net of amounts required to be withheld by law, including any applicable withholding taxes.

Pursuant to rules of the Canadian Payments Association, a CDN$25 million ceiling has been established on cheques, bank drafts and other paper-based payments processed through Canada’s clearing system. As a result, any payment to the undersigned in excess of CDN$25 million will be effected by the Depositary by wire transfer in accordance with the Large Value Transfer System Rules established by the Canadian Payments Association. Accordingly, settlement with the undersigned involving a payment in excess of CDN$25 million, if applicable, will be made only in accordance with wire transfer instructions provided by the undersigned to the Depositary in writing. If wire transfer instructions are required as set out above, the Depositary will contact the undersigned for purposes of obtaining wire transfer instructions. Any delay in payment by the Depositary will not entitle the undersigned to interest or other compensation in addition to the amounts to which the undersigned is entitled pursuant to the Arrangement.

The undersigned Registered Shareholder represents, warrants and covenants in favour of Patheon and the Purchaser that: (i) the undersigned has received a copy of the Proxy Statement; (ii) the undersigned is the registered holder of the Deposited Shares; (iii) the undersigned is the legal owner of the above listed Restricted Voting Shares and has good title to the Deposited Shares free and clear of any Liens; (iv) the undersigned has full power and authority to execute and deliver this Letter of Transmittal and to deposit, sell, assign, transfer and deliver such Deposited Shares and that, when the Consideration is paid, none of Patheon, the Purchaser or the Depositary or any of their respective affiliates or successors will be subject to any adverse claim in respect of such Deposited Shares; (v) the Deposited Shares have not been sold, assigned or transferred, nor has any agreement been entered into to sell, assign or transfer any such Deposited Shares to any other person; (vi) the surrender of the Deposited Shares complies with applicable Laws; (vii) the undersigned is not a Dissenting Shareholder and has not filed a Dissent Notice; and (viii) unless the undersigned shall have revoked this Letter of Transmittal by notice in writing to the Depositary at any time up to two business days prior to the Effective Date, the undersigned will not transfer or permit to be transferred any of such Deposited Shares except pursuant to the Arrangement. The undersigned further represents that all information provided by the undersigned is true, accurate and complete and covenants and agrees to execute, upon request, any additional documents, transfers and other assurances as may be necessary or desirable to complete the exchange of share certificate(s) representing Restricted Voting Shares for the Consideration. These representations, warranties and covenants shall survive the completion of the Arrangement.

The undersigned acknowledges and agrees that as and from the Effective Time, and as provided in the Arrangement, the undersigned’s rights as a former shareholder of Patheon will be limited to the right to receive the Consideration in exchange for its Restricted Voting Shares pursuant to the terms of the Arrangement.

The undersigned acknowledges and agrees that the Depositary will act as the agent of persons, including the undersigned, who have deposited Restricted Voting Shares pursuant to the Arrangement for the purpose of receiving and transmitting the Consideration to such persons, and receipt of the Consideration by the Depositary will be deemed to constitute receipt of payment by persons depositing Restricted Voting Shares.

Except for any proxy deposited with respect to the vote on the Arrangement Resolution in connection with the Meeting, the undersigned revokes any and all other authority, other than as granted in this Letter of Transmittal, whether as agent, attorney-in-fact, proxy or otherwise, previously conferred or agreed to be conferred by the undersigned at any time with respect to the Deposited Shares. The undersigned agrees that no subsequent authority, whether as agent, attorney-in-fact, proxy or otherwise, will be granted with respect to the Deposited Shares by or on behalf of the undersigned, unless the Deposited Shares are not paid for under the Arrangement.

The undersigned hereby acknowledges that the delivery of the Deposited Shares will be effected and the risk of loss of such Deposited Shares will pass to the Depositary only upon proper receipt thereof by the Depositary.

The undersigned surrenders, effective at the Effective Time, all right, title and interest in and to the Deposited Shares and irrevocably appoints and constitutes the Purchaser lawful attorney of the undersigned, with full power of substitution to deliver the share certificates representing the Deposited Shares pursuant to the Arrangement and to effect the transfer of the Deposited Shares on the books of Patheon in accordance with the terms of the Arrangement.

Each authority conferred or agreed to be conferred by the undersigned in this Letter of Transmittal may be exercised during any subsequent legal incapacity of the undersigned and will survive the death, incapacity, bankruptcy or insolvency of the undersigned and any obligation of the undersigned hereunder will be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

The authority herein conferred is coupled with an interest and is not intended to be a continuing power of attorney within the meaning of and governed by the Substitute Decisions Act (Ontario), or any similar power of attorney under equivalent legislation in any of the provinces or territories of Canada (a “CPOA”). The execution of this Letter of Transmittal shall not terminate any such CPOA granted by the undersigned previously and shall not be terminated by the execution by the undersigned in the future of the CPOA, and the undersigned hereby agrees not to take any action in the future which results in the termination of the authority herein conferred.

If the Arrangement is not completed or proceeded with or is otherwise terminated in accordance with the terms of the Arrangement Agreement or the Plan of Arrangement, all representations, warranties and covenants of the undersigned contained herein shall be deemed terminated and all Deposited Shares under this Letter of Transmittal, including the enclosed share certificate(s) and all other ancillary documents, will be returned forthwith by the Depositary to the undersigned at the address set out in Block B or held for pick-up in accordance with Block C, or failing such address being specified, to the undersigned at the last address shown on the records of Patheon.

It is understood that the undersigned will not receive payment in respect of the Deposited Shares unless the Arrangement is consummated and unless the share certificate(s) representing the Deposited Shares owned by the undersigned is or are received by the Depositary at the office specified below, together with this Letter of Transmittal and such additional documents as the Depositary may require, and until the same are processed for payment by the Depositary. It is further understood that under no circumstance will interest accrue or be paid by Patheon, the Purchaser or the Depositary on the Consideration, regardless of any delay in making such payment. The undersigned further acknowledges that the payment of the Consideration in respect of the Deposited Shares will completely discharge any obligations of Patheon, the Purchaser and the Depositary with respect to the matters contemplated by this Letter of Transmittal.

This Letter of Transmittal and accompanying documentation may be revoked by notice in writing to the Depositary at any time up to two business days prior to the Effective Time, in which case this Letter of Transmittal and all accompanying documentation will be returned forthwith to the Registered Shareholder.

By virtue of the execution of this Letter of Transmittal, the undersigned shall be deemed to have agreed that all questions as to validity, form, eligibility (including timely receipt) and acceptance of any Restricted Voting Shares deposited pursuant to the Arrangement will be determined by the Purchaser in its sole discretion and that such determination shall be final and binding and the undersigned further acknowledges that there shall be no duty or obligation of Patheon, the Purchaser, the Depositary, or any other person to give notice of any defect or irregularity in any deposit and no liability shall be incurred by any of them for failure to give any such notice.

By reason of the use by the undersigned of an English language form of Letter of Transmittal, the undersigned shall be deemed to have required that any contract evidenced by this Letter of Transmittal, as well as all documents related thereto, be drawn exclusively in the English language. En raison de l’usage d’une lettre d’envoi en langue anglaise par le soussigné, le soussigné est présumé avoir requis que tout contrat attesté par la présente lettre d’envoi, de méme que tous les documents qui s’y rapportent, soient rédigés exclusivement en langue anglaise.

This Letter of Transmittal will be construed in accordance with and governed by the laws of the Province of Ontario and the federal laws of Canada applicable therein.

[Remainder of Page Intentionally Left Blank]

PLEASE COMPLETE BLOCKS A, D, E AND F.

PLEASE COMPLETE EITHER BLOCK B OR BLOCK C.

SEE INSTRUCTIONS BELOW.

BLOCK A PAYMENT INSTRUCTIONS TO BE COMPLETED BY ALL SHAREHOLDERS ISSUE CHEQUE FOR CONSIDERATION IN THE NAME OF: (please print) (See Instruction 2, 3 and 4)

(Name)

(Street Address and Number)

(City and Province or State)

(Country and Postal (Zip) Code)

(Telephone – Business Hours)

(Taxpayer Identification Number, Social Insurance or Social Security Number of Registered Shareholder (please print or type))

EACH SHAREHOLDER TO COMPLETE EITHER BLOCK B OR BLOCK C

BLOCK B	BLOCK C

DELIVERY INSTRUCTIONS	PICK-UP INSTRUCTIONS

SEND CHEQUE FOR CONSIDERATION (Unless Block “C” is checked) TO:	☐ HOLD CHEQUE FOR PICK-UP AT THE OFFICE OF THE DEPOSITARY WHERE THE DEPOSITED SHARES WERE SURRENDERED

(See Instructions 2 and 6)
(Name)	(See Instructions 2 and 6)

(Street Address and Number)

(City and Province or State)

(Country and Postal (Zip) Code)

BLOCK D

TO BE COMPLETED BY ALL SHAREHOLDERS BY SELECTING ONE BOX BELOW.

Indicate whether you are a resident of Canada for Canadian tax purposes:

☐	The owner signing below represents that it is a resident of Canada for Canadian tax purposes.

OR

☐	The owner signing below represents that it is not a resident of Canada for Canadian tax purposes.

BLOCK E TO BE COMPLETED BY ALL SHAREHOLDERS
Signature guaranteed by (if required under Instruction 4)	Date: , 20

Authorized Signature of Guarantor	Signature of Registered Shareholder or Authorized

Representative – See Instruction 5

Name of Guarantor (please print or type)	Name of Registered Shareholder (please print or type)

Address of Guarantor (please print or type)	Taxpayer Identification Number, Social Insurance or Social Security Number of Registered Shareholder (please print or type)

Name of Authorized Representative, if applicable (please print or type)

E-mail Address of Guarantor (please print or type)	Daytime telephone number of Registered Shareholder or Authorized Representative

Daytime facsimile number of Registered Shareholder or Authorized Representative

E-mail Address of Registered Shareholder or Authorized Representative

BLOCK F

TO BE COMPLETED BY ALL SHAREHOLDERS

(See Instruction 12)

A “U.S. Shareholder” is any Registered Shareholder that is a U.S. person (as defined in Instruction 12; see below) for United States federal income tax purposes.

INDICATE WHETHER OR NOT YOU ARE A U.S. SHAREHOLDER OR ARE ACTING ON BEHALF OF A U.S. SHAREHOLDER:

☐	The person signing this Letter of Transmittal represents that it IS NOT a U.S. Shareholder and IS NOT acting on behalf of a U.S. Shareholder.

OR

☐	The person signing this Letter of Transmittal IS a U.S. Shareholder or IS acting on behalf of a U.S. Shareholder.

IF YOU ARE A U.S. SHAREHOLDER OR ARE ACTING ON BEHALF OF A U.S. SHAREHOLDER, THEN IN ORDER TO AVOID BACKUP WITHHOLDING YOU MUST COMPLETE THE IRS FORM W-9 INCLUDED BELOW, OR OTHERWISE PROVIDE CERTIFICATION THAT YOU ARE EXEMPT FROM BACKUP WITHHOLDING, AS PROVIDED IN INSTRUCTION 12 “U.S. BACKUP WITHHOLDING.” IF YOU ARE NOT A U.S. SHAREHOLDER, BUT YOU PROVIDE AN ADDRESS IN BLOCK A OR B THAT IS LOCATED IN THE UNITED STATES, YOU MUST COMPLETE AN APPROPRIATE IRS FORM W-8 (NON-U.S. SHAREHOLDERS SHOULD CONSULT INSTRUCTION 12, “UNITED STATES FEDERAL BACKUP WITHHOLDING” FOR MORE INFORMATION).

INSTRUCTIONS

1.	USE OF THE LETTER OF TRANSMITTAL

a.	In order to permit the timely receipt of the Consideration payable in connection with the Arrangement, this Letter of Transmittal (or an originally signed facsimile copy thereof) together with accompanying share certificate(s) representing the Deposited Shares and all other documents required under this Letter of Transmittal must be received by the Depositary at the office specified below. Do not send the share certificates or the Letter of Transmittal to Patheon or the Purchaser.

b.	The method used to deliver this Letter of Transmittal and any accompanying share certificates representing Deposited Shares is at the option and risk of the Registered Shareholder, and delivery will be deemed effective only when such documents are actually received by the Depositary. Patheon and the Purchaser recommend that the necessary documentation be hand delivered to the Depositary at the office specified below, and a receipt obtained; otherwise the use of registered mail with return receipt requested, properly insured, is recommended. Shareholders whose Restricted Voting Shares are registered in the name of a broker, trustee, financial institution, investment dealer, bank, trust company, custodian, nominee or other intermediary should contact that intermediary for assistance in depositing those Restricted Voting Shares.

c.	Any share certificate formerly representing Restricted Voting Shares not duly surrendered on or prior to the sixth anniversary of the Effective Date shall cease to represent a claim by or interest of any kind or nature against Patheon, the Purchaser or the Depositary by a former Registered Shareholder. On such date, all consideration to which the former Registered Shareholder was entitled shall be paid over to, or as directed by, the Purchaser (or its successor).

2.	REGISTRATION AND DELIVERY INSTRUCTIONS

The box entitled “Block A Payment Instructions” and one of the boxes entitled “Block B Delivery Instructions” or “Block C Pick-Up Instructions”, as applicable, should be completed by each Registered Shareholder or such Registered Shareholder’s duly authorized representative. Such boxes must be completed regardless of whether cheques to be issued pursuant to the Arrangement are to be: (a) issued in the name of the person signing the Letter of Transmittal or the name on the register of Registered Shareholders of Patheon; (b) issued in the name of a person other than the person signing the Letter of Transmittal; (c) sent to someone other than the person signing the Letter of Transmittal; or (d) sent to the person signing the Letter of Transmittal at an address other than that appearing below that person’s signature. If the box entitled ‘‘Block A Payment Instructions” and one of the boxes entitled ‘‘Block B Delivery Instructions” or ‘‘Block C Pick-Up Instructions”, as applicable, are not completed the cheque to be issued in respect of the applicable share certificates representing Deposited Shares shall be issued in the name of the Registered Shareholder of such Deposited Shares as such name appears on the register of shareholders maintained by Patheon’s registrar and transfer agent and shall be delivered to the last address shown on the records of Patheon of such Registered Shareholder.

3.	SIGNATURES

This Letter of Transmittal must be completed, dated and signed by the Registered Shareholder of the Deposited Shares or by such holder’s duly authorized representative (in accordance with Instruction 5).

a.	If this Letter of Transmittal is signed by the Registered Shareholder(s) of the Restricted Voting Shares represented by the accompanying share certificate(s), such signature(s) on this Letter of Transmittal must correspond with the name(s) as registered or as written on the face of such share certificate(s) without any change whatsoever, and the share certificate(s) need not be endorsed. If such deposited share certificate(s) are owned of record by two or more joint owners, all such owners must sign the Letter of Transmittal.

b.	If this Letter of Transmittal is signed by a person other than the Registered Shareholder(s) of the Restricted Voting Shares requested by the accompanying share certificate(s), or if the cheque is to be issued to a person other than the Registered Shareholder(s):

(i)	such deposited share certificate(s) must be endorsed or be accompanied by appropriate share transfer power(s) of attorney duly and properly completed by the Registered Shareholder(s); and

(ii)	the signature(s) on such endorsement or share transfer power(s) of attorney must correspond exactly to the name(s) of the Registered Shareholder(s) as registered or as appearing on the share certificate(s) and must be guaranteed as noted in Instruction 4 below.

c.	If any of the Deposited Shares are registered in different names on several share certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of Restricted Voting Shares.

4.	GUARANTEE OF SIGNATURES

No signature guarantee is required on this Letter of Transmittal if (i) this Letter of Transmittal is signed by the Registered Shareholder(s) of the Deposited Shares, unless the cheque representing the Consideration is to be delivered to a person other than the Registered Shareholder(s) or sent to an address other than the address of the Registered Shareholder(s) as shown on the register of Patheon; or (ii) the Deposited Shares are transmitted for the account of an Eligible Institution (defined below). If this Letter of Transmittal is signed by a person other than the Registered Shareholder(s) of the Deposited Shares or if the payment is to be made in a name other than the Registered Shareholder(s), such signature must be guaranteed by an Eligible Institution, or in some other manner satisfactory to the Depositary (except that no guarantee is required if the signature is that of an Eligible Institution).

An “Eligible Institution” means a Canadian Schedule I chartered bank, a major trust company in Canada, a commercial bank or trust company in the United States, a member of the Securities Transfer Association Medallion Program (STAMP), a member of the Stock Exchange Medallion Program (SEMP) or a member of the New York Stock Exchange Inc. Medallion Signature Program (MSP). Members of these programs are usually members of a recognized stock exchange in Canada and/or the United States, members of the Investment Industry Regulatory Organization of Canada, members of the Financial Industry Regulatory Authority or banks and trust companies in the United States. Certain Canadian credit unions may also be members.

5.	FIDUCIARIES, REPRESENTATIVES AND AUTHORIZATIONS

Where this Letter of Transmittal or any share transfer power(s) of attorney is executed by a person as an executor, administrator, trustee or guardian, or on behalf of a corporation, partnership or association, or is executed by any other person acting in a representative or fiduciary capacity, such person should so indicate when signing and this Letter of Transmittal must be accompanied by satisfactory evidence of their proof of appointment and authority to act. Any of Patheon, the Purchaser or the Depositary, at their discretion, may require additional evidence of appointment or authority or additional documentation.

6.	PAYMENT AND DELIVERY INSTRUCTIONS

In all cases, either Block B or Block C should be completed. If one of those blocks is not completed, the cheque for the Deposited Shares or the share certificate(s) in respect of the Deposited Shares (if the Arrangement is not completed) will be mailed to the depositing Registered Shareholder at the last address shown on the records of Patheon.

All Consideration payments will be made in United States dollars and by cheque in accordance with the instructions indicated in Box A (unless another address has been provided in Box B or Box C has been completed), unless, prior to 4:00 pm (Eastern Time) on the Business Day prior to the Effective Date, the

Registered Shareholder elects to receive payment in Canadian dollars as described under the heading “The Arrangement – Procedure for Surrender of Restricted Voting Shares and Payment of Share Consideration – Shareholders – Currency of Payment” in the Proxy Statement and by ticking the appropriate box provided in this Letter of Transmittal. Any cheque(s) mailed in accordance with this Letter of Transmittal will be deemed to be delivered at the time of mailing.

In the event that a Registered Shareholder elects to receive the Consideration in Canadian dollars, the exchange rate for one United States dollar expressed in Canadian dollars will be based on the prevailing market rate(s) available to the Depositary on the date of the currency conversion. All risks associated with the currency conversion from United States dollars to Canadian dollars, including risks relating to change in rates, the timing of exchange or the selection of a rate for exchange, and all costs incurred with the currency conversion are for the Registered Shareholder’s sole account and will be at the Registered Shareholder’s sole risk and expense, and none of Patheon, the Purchaser or the Depositary or their affiliates are responsible for any such matters.

7.	MISCELLANEOUS

a.	If the space on this Letter of Transmittal is insufficient to list all share certificates for Deposited Shares, additional share certificate numbers and number of Deposited Shares may be included on a separate signed list affixed to this Letter of Transmittal.

b.	If Deposited Shares are registered in different forms (e.g. “John Doe” and “J. Doe”), a separate Letter of Transmittal should be signed for each different registration.

c.	No alternative, conditional or contingent deposits of Deposited Shares will be accepted.

d.	Additional copies of the Proxy Statement and the Letter of Transmittal may be obtained from the Depositary at the office specified below. The Proxy Statement and the Letter of Transmittal are also available at www.sedar.com and at www.sec.gov.

e.	It is strongly recommended that prior to completing this Letter of Transmittal, Registered Shareholders read the accompanying Proxy Statement and discuss any questions with a tax advisor.

f.	The Purchaser reserves the right, if it so elects in its absolute discretion, to instruct the Depositary to waive any defect or irregularity contained in the Letter of Transmittal received by it.

g.	Registered Shareholders who do not forward to the Depositary this validly completed and duly signed Letter of Transmittal, together with their Restricted Voting Share certificate(s), will not receive the Consideration to which they are otherwise entitled.

8.	LOST SHARE CERTIFICATES

If a share certificate representing Deposited Shares has been lost, stolen or destroyed, this Letter of Transmittal should be completed as fully as possible and forwarded to the Depositary together with a letter containing details regarding the lost, stolen or destroyed share certificate. In addition, the registered holder of that share certificate should contact the Depositary by telephone at 1-800-564-6253, or by mail, hand or courier at 100 University Avenue, 8th Floor, Toronto, Ontario M5J 2Y1 – Attention: Corporate Action to determine the replacement requirements with respect to the share certificate that has been lost, stolen or destroyed. The replacement share certificates representing the Deposited Shares must be provided to the Depositary at the office specified below.

9.	RETURN OF SHARE CERTIFICATES

If the Arrangement does not proceed for any reason, any share certificate(s) for Deposited Shares received by the Depositary will be returned forthwith by the Depositary to the address set out in Block B or held for pick-up in accordance with Block C, or failing such address or instruction being specified, will be returned to the Registered Shareholder’s last address shown on the records of Patheon.

10.	PRIVACY

Computershare is committed to protecting your personal information. In the course of providing services to you and our corporate clients, we receive non-public personal information about you – from transactions we perform for you, forms you send us, other communications we have with you or your representatives, etc. This information could include your name, address, social insurance number, securities holdings and other financial information. We use this to administer your account, to better serve your and our clients’ needs and for other lawful purposes relating to our services. We have prepared a Privacy Code to tell you more about our information practices and how your privacy is protected. It is available at our website, computershare.com, or by writing us at 100 University Avenue, Toronto, Ontario, M5J 2Y1. Computershare will use the information you are providing on this form in order to process your request and will treat your signature(s) on this form as your consent to the above.

11.	ASSISTANCE

The Depositary (see below for address and telephone numbers) or a broker or other financial adviser will be able to assist in completing this Letter of Transmittal.

12.	UNITED STATES FEDERAL BACKUP WITHHOLDING

A U.S. person who receives cash in exchange for Restricted Voting Shares must timely provide the Depositary (as payer) with his, her or its correct Taxpayer Identification Number (“TIN”), which, in the case of a Shareholder who is an individual, is generally the individual’s social security number. Under United States federal income tax law, if the Depositary is not timely provided with the correct TIN or an adequate basis for an exemption, such holder may be subject to penalties imposed by the IRS and backup withholding in an amount currently equal to 28% of the gross proceeds of any payment payable hereunder. Backup withholding is not an additional tax. A Shareholder that is subject to the backup withholding rules will be allowed a credit of the amount withheld against such holder’s United States federal income tax liability, and, if backup withholding results in an overpayment of tax, such holder may be entitled to a refund, provided the requisite information is furnished to the IRS in a timely manner.

You are a U.S. person if you are (a) an individual citizen or resident alien of the United States as determined for U.S. federal income tax purposes; (b) a corporation (including an entity classified as a corporation for U.S. federal income tax purposes) or partnership created in the United States or under the laws of the United States or any state or the District of Columbia; (c) an estate the income of which is subject to United States federal income tax regardless of its source; or (d) a trust if: (i) a court within the United States is able to exercise primary jurisdiction over the trust’s administration and one or more U.S. persons have the authority to control all substantial decisions of the trust; or (ii) the trust has a valid election in effect under applicable Treasury regulations to be treated as a U.S. person.

To prevent backup withholding, each U.S. Shareholder must provide its correct TIN by completing the IRS Form W-9 attached to this document, which requires such holder to certify under penalties of perjury, (i) that the TIN provided is correct (or that such holder is awaiting a TIN), (ii) that the holder is not subject to backup withholding because (a) the holder is exempt from backup withholding, (b) the holder has not been notified by the IRS that he is subject to backup withholding as a result of a failure to report all interest or dividends or (c) the IRS has notified the holder that he is no longer subject to backup withholding, and (iii) that the holder is a U.S. person for United States federal income tax purposes (including a U.S. resident alien). For information about what number to provide the Depositary, see the instructions to the enclosed IRS Form W-9.

Certain holders (including, among others, all corporations and certain non-U.S. persons) are exempt from these backup withholding requirements. To prevent possible erroneous backup withholding, an exempt holder that is a U.S. person should enter its correct TIN in Part 1 of IRS Form W-9, write “Exempt” in Part 2 of such form, and sign and date the form. See the “General Instructions” (the “W-9 Guidelines”) that are included in the enclosed IRS Form W-9.

If Restricted Voting Shares are held in more than one name or are not in the name of the actual owner, consult the instructions to the enclosed IRS Form W-9 for information on which TIN to report.

If a U.S. Shareholder does not have a TIN, such holder should: (i) consult the instructions to the enclosed IRS Form W-9, (ii) write “Applied For” in Part 1 of IRS Form W-9, and (iii) sign and date IRS Form W-9 (on page 14). In such case, the Depositary will withhold 28% of the gross proceeds of any payment made to such holder prior to the time a properly certified TIN is provided to the Depositary, and if the Depositary is not provided with a TIN within sixty (60) days, such amounts will be paid over to the IRS.

Backup withholding also may apply to a holder that (i) has opened an account with a United States office of the Depositary; (ii) completes Block A of this Letter of Transmittal with an address in the United States or has a registered address in United States and in either case does not insert in Block B of this Letter of Transmittal the name and address of a person or agent outside of the United States to whom the consideration hereunder, and returned documents, should be sent; (iii) inserts in Block B of this Letter of Transmittal the name and address of a person or agent in United States; or (iv) returns this Letter of Transmittal in an envelope postmarked in, or that otherwise appears to the Depositary to have been sent from, the United States. If a Registered Shareholder is not required to provide the Depositary with an IRS Form W-9 because such holder is not a U.S. person for United States federal income tax purposes, but such shareholder provides an address above in Block A or Block B that is located in the United States or backup withholding may otherwise apply under the preceding sentence, such holder will instead need to timely submit to the Depositary an appropriate and properly completed IRS Form W-8, Certificate of Foreign Status, signed under penalty of perjury. Such appropriate IRS Form W-8 is available on the IRS website at www.irs.gov (or by calling 1-800-TAX-FORM).

TO ENSURE COMPLIANCE WITH TREASURY DEPARTMENT CIRCULAR 230, YOU ARE HEREBY NOTIFIED THAT: (A) ANY UNITED STATES FEDERAL TAX ADVICE CONTAINED HEREIN IS NOT INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED, BY ANY TAXPAYER FOR THE PURPOSE OF AVOIDING PENALTIES THAT MAY BE IMPOSED UNDER THE INTERNAL REVENUE CODE; (B) THE ADVICE IS WRITTEN IN CONNECTION WITH THE PROMOTION OR MARKETING OF THE TRANSACTION OR THE MATTERS ADDRESSED HEREIN; AND (C) HOLDERS SHOULD SEEK ADVICE BASED ON THEIR PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

Form W-9 (Rev. August 2013) Department of the Treasury Internal Revenue Service	Request for Taxpayer Identification Number and Certification	Give form to the requester. Do not send to the IRS.

Print or type See Specific Instructions on page 2.	Name (as shown on your income tax return)
Business name/disregarded entity name, if different from above
	Check appropriate box for federal tax classification:									Exemptions (see instructions): Exempt payee code (if any) Exemption from FATCA reporting code (if any)
	☐Individual /Sole proprietor	☐	C Corporation	☐	S Corporation	☐	Partnership	☐	Trust/estate
☐ Limited liability company. Enter the tax classification (C=C corporation, S=S corporation, P=partnership) ▶
☐ Other (see instructions) ▶
	Address (number, street, and apt. or suite no.)						Requester’s name and address (optional)
City, state, and ZIP code
List account number(s) here (optional)

Part I	Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. The TIN provided must match the name given on the “Name” line to avoid backup withholding. For individuals, this is your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the Part I instructions on page 3. For other entities, it is your employer identification number (EIN). If you do not have a number, see How to get a TIN on page 3.

Note. If the account is in more than one name, see the chart on page 4 for guidelines on whose number to enter.

Social security number
	–	–

Employer identification number
–

Part II	Certification

Under penalties of perjury, I certify that:

1.	The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and

2.	I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

3.	I am a U.S. citizen or other U.S. person (defined below), and

4.	The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct.

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. See the instructions on page 3.

Sign Here	Signature of U.S. person ▶	Date ▶

General Instructions

Section references are to the Internal Revenue Code unless otherwise noted.

Future developments. The IRS has created a page on IRS.gov for information about Form W-9, at www.irs.gov/w9. Information about any future developments affecting Form W-9 (such as legislation enacted after we release it) will be posted on that page.

Purpose of Form

A person who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) to report, for example, income paid to you, payments made to you in settlement of payment card and third party network transactions, real estate transactions, mortgage interest you paid, acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA.

Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN to the person requesting it (the requester) and, when applicable, to:

1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),

2. Certify that you are not subject to backup withholding, or

3. Claim exemption from backup withholding if you are a U.S. exempt payee. If applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners’ share of effectively connected income, and

4. Certify that FATCA code(s) entered on this form (if any) indicating that you are exempt from the FATCA reporting, is correct.

Note. If you are a U.S. person and a requester gives you a form other than Form W-9 to request your TIN, you must use the requester’s form if it is substantially similar to this Form W-9,

Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are:

• An individual who is a U.S. citizen or U.S. resident alien,

• A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States,

• An estate (other than a foreign estate), or

• A domestic trust (as defined in Regulations section 301.7701-7)

Special rules for partnerships. Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax under section 1446 on any foreign partners’ share of effectively connected taxable income from such business. Further, in certain cases where a Form W-9 has not been received, the rules under section 1446 require a partnership to presume that a partner is a foreign person, and pay the section 1446 withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid section 1446 withholding on your share of partnership income.

Cat. No. 10231X	Form W-9 (Rev. 8-2013)

Form W-9 (Rev. 8-2013)	Page 2

In the cases below, the following person trust give Form W-9 to the partnership for purposes of establishing its U,S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States;

• in the case of a disregarded entity with a U.S. owner, the U.S. owner of the disregarded entity and not the entity,

• In the case of a grantor trust with a U.S. grantor or other U.S. owner, generally, the U.S. grantor or other U.S. owner of the grantor trust and not the trust, and

• in the case of a U.S. trust (other than a grantor trust), the U.S. trust (other than a grantor trust) and not the beneficiaries of the trust.

Foreign person. If you are a foreign person or the U.S. branch of a foreign bank that has elected to be treated as a U.S. person, do not use Form W-9, Instead, use the appropriate Form W-8 or Form 8233 (see Publication 515. Withholding of Tax on Nonresident Aliens and Foreign Entities).

Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a “saving clause.” Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes.

If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items;

1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

2. The treaty article addressing the income.

3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

4. The type and amount of income that qualifies for the exemption from tax,

5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

Example. Article 20 of the U.S. China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. low, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30. 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

If you are a nonresident alien or a foreign entity, give the requester the appropriate completed Form W-8 or Form 8233.

What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS a percentage of such payments. This is called “backup withholding.” Payments that may be subject to backup withholding include interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, payments made in settlement of payment card and third party network transactions, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

Payments you receive will be subject to backup withholding if:

1. You do not furnish your TIN to the requester.

2. You do not certify your TIN when required (see the Part II instructions on page 3 for details),

3. The IRS tells the requester that you furnished an incorrect TIN,

4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or

5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).

Curtain payees and payments are exempt front backup withholding. See Exempt payee code on page 3 and the separate Instructions for the Requester of Form W-9 for more information.

Also see Special rules for partnerships on page 1.

What is FATCA reporting? The Foreign Account Tax Compliance Act (FATCA) requires a participating foreign financial institution to report all United States account holders that are specified United States persons. Certain payees are exempt from FATCA reporting. See Exemption from FATCA reporting code on page 3 and the Instructions for the Requester of Form W-9 for more information.

Updating Your Information

You must provide updated information to any person to whom you claimed to be an exempt payee if you are no longer an exempt payee and anticipate receiving reportable payments in the future from this person. For example, you may need to provide updated information if you are a C corporation that elects to be an S corporation, or if you no longer are tax exempt. In addition, you must furnish a new Form W-9 if the name or TlN changes for the account, for example if the grantor of a grantor trust dies.

Penalties

Failure to furnish TIN. If you rail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TlNs. If the requester discloses or uses TlNs in violation of federal law, the requester may be subject to civil and criminal penalties.

Form W-9 (Rev. 8-2013)	Page 3

Specific Instructions

Name

If you are an individual, you must generally enter the name shown on your income tax return. However if you have changed your last name, for instance, due to marriage without informing the Social Security Administration of the name change, enter your first name, the last name shown on your social security card, and your new last name.

If the account is in joint names, list first, and then circle, the name of the person or entity whose number you entered in Part I of the form.

Sole proprietor. Enter your individual name as shown on your income tax return on the “Name” line. You may enter your business, trade, or “doing business as DBA)” name on the “Business name/disregarded entity name” line.

Partnership, C Corporation, or S Corporation. Enter the entity’s name on the “Name” line and any business, trade, or “doing business as (DBA) name” on the “Business name/disregarded entity name” line.

Disregarded entity. For U.S. federal tax purposes, an entity that is disregarded as an entity separate from its owner is treated as a “disregarded entity.” See Regulation section 301.7701-2(c)(2)(iii). Enter the owner’s name on the “Name” line. The name of entity entered on the “Name” line should never be a disregarded entity. The name on the “Name” line must be the name shown on the income tax return on which the income should be reported. For example, if a foreign LLC that is treated as a disregarded entity for U.S. federal tax purposes has a single owner that is a U.S. person, the U.S. owner’s name is required to be provided on the “Name” line. If the direct owner of the entity is also a disregarded entity, enter the first owner that is not disregarded for federal tags purposes. Enter the disregarded entity’s name on the “Business name/disregarded entity name” line. If the owner of the disregarded entity is a foreign person, the owner must complete an appropriate Form W-8 instead of a Form W-9. This is the case even if the foreign person has a U.S. TIN.

Note. Check the appropriate box for the U.S. federal tax classification of the person whose name is entered on the “Name” line (individual /sold proprietor, Partnership, C Corporation, S Corporation, Trust /estate).

Limited liability Company (LLC). If the person identified on the “Name” line is an LLC, check the “Limited liability company” box only and enter the appropriate code for the U.S. federal tax classification in the space provided. If you are an LLC that is treated as a partnership for U.S. federal tax purposes, enter “P” for partnership. If you are an LLC that has filed a Form 8832 or a Form 2553 to be taxed as a corporation, enter “C” for C corporation or “S” for S corporation, as appropriate. If you are an LLC that is disregarded as an entity separate from its owner under Regulation section 301.7701-3 (except for employment and excise tax), do not check the LLC box unless the owner of the LLC (required to be identified on the “Name” line) is another LLC that is not disregarded for U.S. federal tax purposes. If the LLC is disregarded as an entity separate from its owner, enter the appropriate tax classification of the owner identified on the “Name” line.

Other entities. Enter your business name as shown on required U.S. federal tax documents on the “Name” line. This name should match the name shown on the charter or other legal document creating the entity . You may enter any business, trade, or DBA name on the “Business name/disregarded entity name” line.

Exemptions

If you are exempt from backup withholding and/or FATCA reporting, enter in the Exemptions box, any code(s) that may apply to you. See Exempt payee code and Exemption from FATCA reporting code on page 3.

Exempt payee code. Generally, individuals (Including sole proprietors) are not exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends. Corporations are not exempt from backup withholding for payments made in settlement of payment card or third party network transactions.

Note. If you are exempt from backup withholding, you should still complete this form to avoid possible erroneous backup withholding.

The following codes identify payees that are exempt from backup withholding:

1 – An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2)

2 – The United States or any of its agencies or instrumentalities

3 – A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities

4 – A foreign government or any of its political subdivisions, agencies, or instrumentalities

5 – A corporation

6 – A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States

7 – A futures commission merchant registered with the Commodity Futures Trading Commission

8 – A real estate investment trust

9 – An entity registered at all times during the tax year under the Investment Company Act of 1940

10 – A common trust fund operated by a bank under section 584(a)

11 – A financial institution

12 – A middleman known in the investment community as a nominee or custodian

13 – A trust exempt from tax under section 664 or described in section 4947

Form W-9 (Rev. 8-2013)	Page 4

The following chart shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 13.

IF the payment is for . . .	THEN the payment is exempt for . . .
Interest and dividend payments	All exempt payees except for 7
Broker transactions	Exempt payees 1 through 4 and 6 through 11 and all C corporations. S corporations must not enter an exempt payee code because they are exempt only for sales of noncovered securities acquired prior to 2012.
Barter exchange transactions and patronage dividends	Exempt payees 1 through 4
Payments over $600 required to be reported and direct sales over $5,000[1]	Generally, exempt payees 1 through 5[2]
Payments made in settlement of payment card or third party network transactions	Exempt payees 1 through 4

[1]	See Form 1099-MISC, Miscellaneous Income, and its instructions.

[2]	However, the following payments made to a corporation and reportable on Form 1099 MISC are not exempt from backup withholding: medical and health care payments, attorneys[1] fees, gross proceeds paid to an attorney, and payments for services paid by a federal executive agency.

Exemption from FATCA reporting code. The following codes identify payees that are exempt from reporting under FATCA. These codes apply to persons submitting this form for accounts maintained outside of the United States by certain foreign financial institutions. Therefore, if you are only submitting this form for an account you hold in the United States, you may leave this field blank. Consult with the person requesting this form if you are uncertain if the financial institution is subject to these requirements.

A – An organization exempt from tax under section 501 (a) or any individual retirement plan as defined in section 7701(a)(37)

B – The United States or any of its agencies or instrumentalities

C – A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities

D – A corporation the stock of which is regularly traded on one or more established securities markets, as described in Reg. section 1.1472-1(c)(1)(i)

E – A corporation that is a member of the same expanded affiliated group as a corporation described in Reg. section 1.1472-1(c)(1)(i)

F – A dealer in securities, commodities, or derivative financial instruments (including notional principal contracts, futures, forwards, and options) that is registered as such under the laws of the United States or any state

G – A real estate investment trust

H – A regulated investment company as defined in section 851 or an entity registered at all times during the tax year under the Investment Company Act of 1940

I – A common trust fund as defined in section 584(a)

J – A bank as defined in section 581

K – A broker

L – A trust exempt from tax under section 664 or described in section 4947(a)(1)

M – A tax exempt trust under a section 403(b) plan or section 457(g) plan

Part I. Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see How to get a TIN below.

If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN. However, the IRS prefers that you use your SSN.

If you are a single-member LLC that is disregarded as an entity separate from its owner (see Limited Liability Company (LLC) on page 2), enter the owner’s SSN (or EIN, if the owner has one). Do not enter the disregarded entity’s EIN. If the LLC is classified as a corporation or partnership, enter the entity’s EIN.

Note. See the chart on page 4 for further clarification of name and TIN combinations.

How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local Social Security Administration office or get this form online at www.ssa.gov. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at www.irs.gov/businesses and clicking on Employer Identification Number (EIN) under Starting a Business. You can get Forms W-7 and SS-4 from the IRS by visiting IRS.gov or by calling 1-800-TAX-FORM (1-800-829-3676).

If you are asked to complete Form W-9 but do not have a TIN, apply for a TIN and write “Applied For” in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note. Entering “Applied For” means that you have already applied for a TIN or that you intend to apply for one soon.

Caution. A disregarded U.S. entity that has a foreign owner must use the appropriate Form W-8.

Form W-9 (Rev. 8-2013)	Page 5

Part II. Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if items 1, 4, or 5 below indicate otherwise.

For a joint account, only the person whose TIN is shown in Part I should sign (when required). In the case of a disregarded entity, the person identified on the “Name” line must sign. Exempt payees, see Exempt payee code earlier.

Signature requirements. Complete the certification as indicated in items 1 through 5 below.

1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.

2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

3. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.

4. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. “Other payments” include payments made in the course of the requester’s trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.

What Name and Number To Give the Requester

	For this type of account:	Give name and SSN of:
1.	Individual	The individual
2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account [1]
3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor [2]
4.	a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee [1]
	b. So-called trust account that is not a legal or valid trust under state law	The actual owner [1]
5.	Sole proprietorship or disregarded entity owned by an individual	The owner [3]
6.	Grantor trust filing under Optional Form 1099 Filing Method 1 (see Regulation section 1.671-4(b)(2)(i)(A))	The grantor*
7.	Disregarded entity not owned by an individual	The owner
8.	A valid trust, estate, or pension trust	Legal entity [4]
9.	Corporation or LLC electing corporate status on Form 8832 or Form 2553	The corporation
10.	Association, club, religious, charitable, educational, or other tax-exempt organization	The organization
11.	Partnership or multi-member LLC	The partnership
12.	A broker or registered nominee	The broker or nominee
13.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity
14.	Grantor trust filing under the Form 1041 Filing Method or the Optional Form 1099 Filing Method 2 (see Regulation section 1.671-4(b)(2)(i)(B))	The trust

[1]	List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person’s number must be furnished.

[2]	Circle the minor’s name and furnish the minor’s SSN.

[3]	You must show your individual name and you may also enter your business or “DBA” name on the “Business name/disregarded entity” name line. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN.

[4]	List first and circle the name of the trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.) Also see Special rules for partnerships on page 1.

Note.	Grantor also must provide a Form W-9 to trustee of trust.

Note: If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Secure Your Tax Records from Identity Theft

Identify theft occurs when someone uses your personal information such as your name, social security number (SSN), or other identifying information, without your permission, to commit fraud or other crimes. An identity thief may use your SSN to get a job or may file a tax return using your SSN to receive a refund.

To reduce your risk:

•	Protect your SSN.

•	Ensure your employer is protecting your SSN, and

Form W-9 (Rev. 8-2013)	Page 6

•	Be careful when choosing a tax preparer.

If your tax records are affected by identity theft and you receive a notice from the IRS, respond right away to the name and phone number printed on the IRS notice or letter.

If your tax records are not currently affected by identity theft but your think you are at risk due to a lost or stolen purse or wallet, questionable credit card activity or credit report, contact the IRS Identity Theft Hotline at 1-800-908-4490 or submit Form 14039.

For more information, see Publication 4535, Identity Theft Prevention and Victim Assistance.

Victims of identity theft who are experiencing economic harm or a system problem, or are seeking help in resolving tax problems that have not been resolved through normal channels, may be eligible for Taxpayer Advocate Service (TAS) assistance. You can reach TAS reach TAS by calling the TAS toll-free case intake line at 1-877-777-4778 or TTY/TDD 1-800-829-4059.

Protect yourself from suspicious emails or phishing schemes. Phishing is the creation and use of email and websites designed to mimic legitimate business emails and websites. The most common act is sending an email to a user falsely claiming to be an established legitimate enterprise in an attempt to scam the user into surrendering private information that will be used for identity theft.

The IRS dose not initiate contacts with taxpayers via emails. Also the IRS does not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access information for their credit card, bank, or other financial accounts.

If you receive an unsolicited email claiming to be from the IRS, forward this message to phishing@irs.gov. You may also report misuse of the IRS name, logo, or other IRS property to the Treasury Inspector General for Tax Administration at 1-800-366-4484. You can forward suspicious emails to the Federal Trade Commission at: spam@uce.gov or contact them at www.ftc.govlidtheft or 1-877-IDTHEFT (1-877-438-4338).

Visit IRS.gov to learn more about identify theft and how to reduce your risk.

Privacy Act Notice

Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons (including federal agencies) who are required to file information returns with the IRS to report interest, dividends, or certain other Income paid to you; mortgage interest you paid; the acquisition or abandonment of secured property; the cancellation of debt; or contributions of you made to an IRA, Archer MSA, or HSA. The person collecting this form uses the Information on the form to file information returns with the IRS, reporting the above information. Routine uses of this information include giving it to the Department of Justice for civil and criminal litigation and to cities, states, the district of Colombia, and U.S. commonwealth and processions for use in administering their laws. The information also may be disclosed to other countries under a treaty, to federal and state agencies to enforce civil and criminal laws, or to federal laws enforcement and intelligence agencies to combat terrorism. You must provide your TIN whether or not you are required to file a tax return. Under section 3406, payers must generally withhold a percentage of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to the payer. Certain penalties may also apply for providing false or fraudulent information.

The Depositary is:

COMPUTERSHARE TRUST COMPANY OF CANADA

By Mail

P.O. Box 7021

31 Adelaide St E

Toronto, ON

M5C 3H2

Attention: Corporate Actions

By Registered Mail, Hand or by Courier

100 University Avenue

8th Floor

Toronto, ON

M5J 2Y1

Attention: Corporate Actions

Toll Free (North America): 1-800-564-6253

Overseas: 1-514-982-7555

E-Mail: corporateactions@computershare.com

ANNEX M

2012 Mercer Executive Remuneration Survey Participant List

3PS, Inc.

7-Eleven, Inc.

A & E Television Networks

AAA National Office

AAA Northern California, Nevada and Utah

AarhusKarlshamn USA Inc.

AB Mauri Food Inc.

AB Vista

ABB Concise Optical Group

Abbott Laboratories

Abraxas Petroleum Corporation

Accenture

Accident Fund Insurance Company of America

ACCO Brands Corporation, Americas

ACE USA

ACIST Medical Systems, Inc.

ACS Technologies

Actavis Inc.

Activision Blizzard, Inc.

ACUITY

adidas America

Aditi Technologies

Adva Optical Networking North America, Inc.

AECOM Technology Corporation

Aeronix, Inc.

Aeropostale, Inc.

AET Inc. Ltd.

Aetna, Inc.

AFC Enterprises, Inc.

Affinity Health Plan

Aflac Incorporated

Afni, Inc.

Afren Resources USA, Inc.

AgFirst Farm Credit Bank

Aggreko International

AGL Resources

AgriBank, FCB

Agropur Cooperative, Cheese & Ingredient

Agropur Cooperative, Natrel USA

Ahlstrom USA

Ahold USA

Aimia Proprietary Loyalty US Inc.

AIPSO

Air Liquide

Aker Solutions

Akzo Nobel, Inc.

Alea North America

Alfa Laval, Inc.

Alion Science and Technology

Allergan, Inc.

Alliance Data Systems

Alliance Pipeline, Inc.

Alliant Energy Corporation

Alliant Techsystems

Allianz Life Insurance Company of North America

Allied World Assurance Company Inc. US

Alltel Wireless

Ally Financial, Inc.

ALSAC/St. Jude Children’s Research Hospital

Altana ACTEGA Kelstar, Inc.

Altana BYK USA, Inc.

Altana BYK-Gardner USA

Altana ECKART America Corp.

Altana ELANTAS PDG, Inc.

Altarum Institute

Altria

Alyeska Pipeline Service Company

Amcor Rigid Plastics

AMEC Americas

Amer Sports Ball Sports

Ameren Corporation

American Airlines, Inc.

American Cancer Society

American Century Investments

American College of Emergency Physicians

American Dental Partners, Inc.

American Express

American Family Insurance

American Financial Group, Inc.

American Heart Association

American Home Mortgage Servicing, Inc.

American Institute of Physics

American International Group, Inc.

American Medical Association

American National Insurance

American Red Cross

American Transmission Company

American University

Amerigroup Corporation

AmeriPride Services Inc.

Ameriprise Financial

AmerisourceBergen Corporation

Ameristar Casinos, Inc.

Ameritas Life Insurance Corporation

Amherst H. Wilder Foundation

Amica Mutual Insurance Company

Ammeraal Beltech, Inc.

AMR Corporation

Amtrak

Amway

Anchor Lamina America Inc.

Andrews Kurth LLP

ANH Refractories Company

Ann, Inc.

Apache Corporation

Apartment Investment and Management Co.

Apex Systems, Inc.

APL Ltd.

Apollo Group

Arbella Insurance Group

Arby’s Restaurant Group

Arch Coal, Inc.

Archstone

Argo Group US

Argonne National Laboratory

ArjoHuntleigh NA

Arkansas Blue Cross Blue Shield

Arlington County Government

Arnold and Porter, LLP

Arrow Electronics, Inc.

ARTEL, LLC

Arthrex, Inc.

Arvest Bank

Asahi Kasei Plastics N.A. Inc.

Ascena Retail Group, Inc.

Ascend Learning LLC

Ascom (Schweiz) AG

Asset Acceptance Capital Corp.

Associated Banc-Corp

Associated Electric Cooperative, Inc.

Association of American Medical Colleges

Astoria Financial Corporation

Asurion

AT&T, Inc.

Atkins North America

Atlantic Capital Bank

Atlas Energy, Inc.

Atmos Energy

Auto Club Group

Automatic Data Processing (ADP)

Automobile Club of Southern California

AutoNation, Inc.

AutoZone, Inc.

AvalonBay Communities, Inc.

Avery Dennison Corporation

Avis Budget Group Inc.

Aviva USA

Avnet, Inc.

Avon Products, Inc.

AXA Equitable

Axcess Financial Services, Inc.

AXIS Capital Holdings Ltd.

Axxis Drilling, Inc.

AZZ Inc.

B&H Photo

Bacardi U.S.A., Inc.

BAE Systems, Inc. Land & Armaments

Bain & Company

Baker Hughes, Inc.

Balfour Beatty Construction

Ball Corporation

Banco Popular North America

Bank Mutual

Bank of America Corporation

Bank of Hawaii

Bank of the West

Banner Health Medisun Inc.

Banner Health Plan

Bare Escentuals

Barilla America Inc.

Bart & Associates, Inc.

BASF Corporation

Basic Energy Services

Battelle

Baxter International Inc.

Baylor College of Medicine

Baytex Energy USA Ltd.

Bechtel Corporation

Bechtel Plant Machinery, Inc.

Belden, Inc.

Belk, Inc.

Belo Corp.

Beneficial Mutual Bancorp, Inc.

Benteler Automotive Corporation

Bentley University

Berkadia Commercial Mortgage LLC

Best Buy Company, Inc.

BG US Services

BHP Billiton Petroleum (Americas), Inc.

Big Lots, Inc.

Bill & Melinda Gates Foundation

BI-LO, LLC

BJ’s Wholesale Club, Inc.

Black & Veatch Corporation

Black Hills Corporation

BloodSource

Blue Cross & Blue Shield of Rhode Island

Blue Cross and Blue Shield of Alabama

Blue Cross and Blue Shield of Massachusetts

Blue Cross and Blue Shield of North Carolina

Blue Cross Blue Shield of Minnesota

Blue Cross of Idaho Health Service, Inc.

Blue Cross of Northeastern Pennsylvania

Blue Shield of California

BlueCross BlueShield Association

BlueCross BlueShield of Arizona

BlueCross BlueShield of Florida

BlueCross BlueShield of Kansas City

BlueCross BlueShield of Louisiana

BlueCross BlueShield of Michigan

BlueCross BlueShield of Nebraska

BlueCross BlueShield of North Dakota

BlueCross BlueShield of South Carolina

BlueCross BlueShield of Tennessee

BlueCross BlueShield of Vermont

Bluegreen Corporation

BlueLinx Corporation

BMO Harris Bank

BMW Financial Services NA, LLC

BMW Manufacturing Co., LLC

BMW of North America, LLC

Board of Governors of the Federal Reserve System

Boardwalk Pipeline Partners, LP

Boart Longyear

Boddie Noell Enterprises, Inc.

Boeing Employees Credit Union

Boise Cascade, LLC

Boise Inc.

BOK Financial, Inc.

Bombardier Transportation

Bose Corporation

Boston College

Boston Medical Center HealthNet Plan

Boy Scouts of America

Brady Corporation

Branch Banking & Trust Company

BreitBurn Energy Partners L.P.

Bremer Financial Corporation

Bridgepoint Education, Inc.

Bridwell Oil Company

Brigham Exploration Company

Brightstar Corporation

Bristow Group

Broadridge Financial Solutions, Inc.

Broadview Networks

Brookfield Renewable Power

Brookhaven National Laboratory

Brookstone, Inc.

Brown and Caldwell

Brown Shoe Company, Inc.

BRP US, Inc.

Bryan Cave LLP

BSH Home Appliances Corporation

Buckeye Partners, L.P.

Buckingham Asset Management, LLC

Build-A-Bear Workshop

Bulgari Corporation of America Inc.

Burlington Coat Factory

Burnett Oil Co., Inc.

C&S Wholesale Grocers

Cablevision Systems Corporation

CACI International, Inc.

Calamos Investments

Calfrac Well Services Corporation

California Casualty Management Company

California Dental Association

California Hospital Association

California Institute of Technology

California ISO

California Pizza Kitchen

Cambia Health Solutions

Cameron International

Campari America

Campbell Soup Company

Canadian Pacific US

Capella Education Company

Capital BlueCross

Capital One Financial Corp.

Cardinal Health, Inc.

Career Education Corporation

CareFirst BlueCross BlueShield

CareFusion Corporation

Cargill, Inc.

Cargotec

Caribou Coffee Company

Carlson

CarMax, Inc.

Carmeuse North America

Carnegie Mellon University

Carpenter Technology Corporation

Carter’s, Inc.

Casey Family Programs

Catholic Charities Health and Human Services

Catholic Financial Life

CDM Smith, Inc.

CDS Global, Inc.

CEDA International Inc.

Celestica

Cemex, Inc. US

Cengage Learning

CenterPoint Energy

Central Hudson Gas & Electric Corp.

CenturyLink

CEVA Logistics Americas

CGI Technologies and Solutions, Inc. US

CH2M Hill

Charming Shoppes, Inc.

Charter Communications

Checkpoint Systems Inc.

Chelan County Public Utility District

Chemetall Lithium

Chemetall US Inc.

Chicago Board Options Exchange

Chico’s FAS, Inc.

Chipotle Mexican Grill

Chiquita Brands International, Inc.

Choctaw Nation of Oklahoma

Choice Hotels International, Inc.

Christopher & Banks

Chrysler Financial Services Americas, LLC

CHS Inc.

CIGNA Corporation

Cimarex Energy Co.

Cinco Natural Resources Corporation

Cinetic Automation

Cinetic Landis Corp.

Cinetic Sorting Corp.

Cirque du Soleil, Las Vegas

Citation Oil & Gas Corp.

CITGO Petroleum Corporation

Citi

Citizens Property Insurance Corporation

Citizens Republic Bancorp, Inc.

City and County of Denver

City National Bank

City of Dublin

City of Fort Worth

City of Garland

City of Houston

Classified Ventures, LLC

Clean Harbors

Cleco Corporation

Clemens Family Corporation

Cleveland Brothers Equipment Co., Inc.

Cloud Peak Energy Resources

CME Group Inc.

CNA Financial Corporation

CNH America LLC

CNO Financial Group, Inc.

Coats North America

Coca-Cola Bottling Co. Consolidated

Coca-Cola Refreshments

Coffeyville Resources Nitrogen Fertilizers, LLC

Coinstar, Inc.

Colgate-Palmolive Company

College of DuPage

Collin County

Colonial Pipeline Company

Colorado Springs Utilities

Columbia Bank

Columbian Chemicals Company

Columbus McKinnon Corporation

Comcast Corporation

Comerica, Inc.

Community Health Plan

Compass Bank

Compass Group North America

Computer Sciences Corporation

Computershare

ConAgra Foods, Inc.

Concorde Career Colleges Inc.

Consolidated Edison, Inc.

Constellation Brands, Inc.

Constellation Energy Group, Inc.

Continental Western Group, LLC

Convergys Corporation

Con-way Inc.

Cook Children’s Health Plan

Copano Energy

Core Laboratories

CoreLogic, Inc.

Corn Products

Cornell University

Corning, Inc.

Country Financial

Covance, Inc.

Covanta Energy

Coventry Health Care, Inc.

Cox Enterprises, Inc.

Cracker Barrel Old Country Store, Inc.

Crate and Barrel

Crawford and Company

Crayola LLC

Credit Acceptance Corporation

Credit Suisse AG

Crocs, Inc.

Cross Country Automotive Services

Crosstex Energy Services

Crowe Horwath LLP

Crowley Maritime Corporation

Crown Castle International Corporation

Crum & Forster

CSA International

CSL International, Inc.

Cubic Corporation

Cummins, Inc.

CUNA Mutual Group

Curtiss-Wright Corporation

CVR Energy, Inc.

CVS Caremark

Daiichi Sankyo, Inc.

Daimler Financial Services

Dairy Management, Inc.

Dallas Central Appraisal District

Danaher Motion

Danfoss US

Darden Restaurants, Inc.

Dassault Falcon Jet Corporation

Data Center, Inc.

Davis Petroleum Corp.

Dawn Food Products

Day & Zimmermann Group, Inc.

Daymar Colleges Group, LLC

DBP Holdings Corp.

DCI Marketing

DCP Midstream, LLC

Dean Foods Company

Deckers Outdoor Corporation

Deere & Company

Del Monte Foods Company

DeLaval Inc.

Delhaize America

Dell, Inc.

Deloitte Services LP

DeLorme Publishing Co., Inc.

Deluxe Corp.

Denbury Resources, Inc.

Denso Manufacturing Tennessee, Inc.

Denver Public Schools

DePaul University

Det Norske Veritas USA

Deutsche Post DHL

Devon Energy

DeVry, Inc.

Dex One Corporation

DFS

DHL Express, USA

DHL Regional Services, Inc.

Diamond Offshore Drilling, Inc.

Dick’s Sporting Goods

Diebold, Incorporated

Digital Generation, Inc.

DineEquity, Inc.

Direct Energy Marketing Ltd. US

Direct Supply, Inc.

DIRECTV, Inc.

Discovery Communications

DISH Network Corp.

Diversey Inc.

DLA Piper US, LLP

DM Petroleum Operations Company

DnB NOR Bank

Dockwise USA

Doherty Employment Group

Dole Food Company, Inc.

Dollar General Corporation

Dollar Tree, Inc.

Dominion Resources, Inc.

Domino’s Pizza, Inc.

Domtar Corporation

Doosan Infracore International, Inc.

Dorsey & Whitney LLP

Dover Corporation

Dr. Pepper Snapple Group

Draka USA Communications

DRS Technologies

Drummond Company, Inc.

DSC Logistics

DSI Underground Systems, Inc.

DST Systems, Inc.

Duke Energy Corporation

Dun & Bradstreet Corporation

Dunkin’ Brands, Inc.

Dunnhumby USA Inc.

Duquesne Light Holdings, Inc.

Dynegy, Inc.

DYWIDAG-Systems International USA Inc.

E. I. du Pont de Nemours and Company

Early Warning Services

East West Bank

Eastern Mountain Sports

Ecolab

ECONET, Inc.

ED&F Man Holdings, Inc

Edison Mission Energy

Education Management Corporation

Edward Jones

Edwards Lifesciences, LLC

El Paso Corporation

Electric Reliability Council of Texas, Inc. (ERCOT, Inc.)

ElectriCities of North Carolina, Inc.

Elevations Credit Union

Elizabeth Arden, Inc.

Elkay Manufacturing Company

Elsevier

EmblemHealth

EMCOR Group, Inc.

EMD Serono

Emdeon Corporation

Emery Oleochemicals LLC USA

Employers Mutual Casualty Company

Enbridge Energy Partners, LP

Energen Corporation

Energy Future Holdings Corporation

EnergySolutions

Enerplus Resources (USA) Corporation

EnerVest Management Partners, Ltd.

Eni US Operating Company, Inc.

EnPro Industries, Inc.

ENSCO International, Inc.

Ensign United States Drilling, Inc.

Entegra Power Services, LLC

Entergy

Enterprise Products Partners L.P.

EOG Resources, Inc.

Equal Energy US Inc.

Equity Residential

Erie Insurance Group

Ernst & Young, LLP

ESL Federal Credit Union

Essilor of America

Estee Lauder Companies, Inc.

Esurance Insurance Services, Inc.

EverBank

EXCO Resources, Inc.

Exel, a DP-DHL Company

Exelis Inc.

Exelis Mission Systems

Exelon Corporation

Explorer Pipeline Company

Express Scripts, Inc.

Exterran

Exxon Mobil Corporation, US Fuels Marketing

Faegre Baker Daniels

FairPoint Communications

Faithful+Gould

Farm Credit Bank of Texas

Farm Credit of New Mexico

Farm Credit West

Farmers Insurance Group

Farmland Foods, Inc.

Fasken Oil and Ranch, Ltd.

FBL Financial Group, Inc.

FCCI Insurance Group

FCCI Services Inc.

Federal Home Loan Bank of Atlanta

Federal Home Loan Bank of Pittsburgh

Federal Reserve Bank of Atlanta

Federal Reserve Bank of Boston

Federal Reserve Bank of Chicago

Federal Reserve Bank of Cleveland

Federal Reserve Bank of Dallas

Federal Reserve Bank of Minneapolis

Federal Reserve Bank of Philadelphia

Federal Reserve Bank of Richmond

Federal Reserve Bank of San Francisco

Federal Reserve Bank of St. Louis

Federal Reserve Information Technology

Federal-Mogul Corporation

Federated Investors

FedEx Corporation

FedEx Express

FedEx Freight System

FedEx Ground

FedEx Office

FedEx Services

FedEx SupplyChain

Fennemore Craig, P.C.

Fenwal, Inc.

Fenwick & West, LLP

Ferguson Enterprises, Inc.

Ferrellgas

Ferrovial

Festo US

Fidelis Care of New York

Fidelity National Information Services

Fifth Third Bancorp

Finley Resources Inc.

FINRA

Fireman’s Fund Insurance Company

First American Financial Corporation

First Citizens Bank of South Carolina

First Commonwealth Financial Corporation

First Data Corporation

First Financial Bank

First Interstate BancSystem, Inc.

First Merchants Bank

First Midwest Bank, Inc.

First National Bank of Omaha

First Solar

First-Citizens Bank & Trust Company

FirstEnergy Corporation

FirstGroup America

Fiserv, Inc.

Fiskars Brands, Inc.

Fives North American Combustion, Inc.

Fives, Inc.

Fluor Corporation

FMR, LLC

Follett Corporation

Foot Locker, Inc.

Forest City Enterprises

Forest Oil Corporation

Fortune Brands Home & Security, Inc.

Fossil, Inc.

Fox Networks Group

FPL FiberNet

Fred Hutchinson Cancer Research Center

Freedom Communications, Inc.

Freeman Companies

Fremont Group

Fresenius Medical Care NA

Friedkin Companies, Inc.

FrieslandCampina USA LP

F-Secure, Inc. North America

Fulton Financial Corporation

G&K Services, Inc.

Gambro, Inc.

GameStop Corp.

Gamfi AGL US

Gardner Denver

Gartner, Inc.

Gate Gourmet, Inc.

Gateway Ticketing Systems, Inc.

GATX Corporation

Gazette Communications

GCI Communication Corp.

GE Oil & Gas Operations LLC, PII North America, Inc.

GEICO

Geisinger Health Plan

GELITA USA

GENCO

GenCorp, Inc.

General Cigar Company

General Dynamics Information Technology (GDIT)

General Kinematics

General Mills, Inc.

General Motors

General Nutrition, Inc.

General Parts International, Inc.

Generali USA Life Reassurance Company

Genesco, Inc.

Genesis Energy, LLC

GenOn Energy

Genuine Parts

Genworth Financial

Geodis Supply Chain Optimisation

George Washington University

Georgia Institute of Technology

GeoVera Holdings, Inc.

Getinge Sourcing LLC

Giant Eagle, Inc.

Giesecke & Devrient US

GKN America Corporation

Glatfelter

Global Indemnity Group, Inc.

Global Industries

Global Payments, Inc.

GOJO Industries, Inc.

Golub Corporation

Goodmans Interior Structures

Goodrich Corporation

Goodwill Industries, Omaha

Government Employees Hospital Association, Inc.

Graco Inc.

Grange Mutual Casualty Company

Grant Thornton LLP

Great American Insurance Company

Great River Energy

Greater Orlando Aviation Authority

Great-West Life & Annuity

Green Mountain Coffee Roasters, Inc.

Green Tree Servicing

Greenheck Fan Corporation

GreenStone Farm Credit Services

Greif, Inc.

Greyhound Lines, Inc.

Grinnell Mutual Reinsurance Company

Group Health Cooperative

GROWMARK, Inc.

Grundfos Pumps Corporation

Gulfstream Aerospace

H&R Block, Inc.

H. J. Heinz Company, Heinz North America

H. J. Heinz Company, US Foodservice

Haldex, Inc.

Half Price Books, Records, Magazines, Inc.

Halliburton Company

Hallmark Cards, Inc., Retail Group

Hancock Holding Company

Hanesbrands, Inc.

HarbourVest Partners, LLC

Harlan Laboratories, Inc.

Harley-Davidson, Inc.

Harleysville Insurance

Harris Associates L.P.

Harris County Auditor’s Office

Harris Teeter, Inc.

Harsco Corporation

Harvard Pilgrim Health Care

Harvard University

Hasbro, Inc.

Hastings Mutual Insurance Company

Hawaiian Electric Company

HBM Inc.

HD Supply, Inc.

Health Care Service Corporation

Health Net, Inc.

HealthNow New York, Inc.

HealthPartners

HealthSpring, Inc.

H-E-B

Heidrick & Struggles International, Inc.

Helix Energy Solutions Group

Hella Inc.

Helmerich & Payne, Inc.

Helzberg’s Diamond Shops, Inc.

Hempel (USA), Inc.

Henkel Corporation

Hennes and Mauritz, LP

Henniges Automotive

Henry Ford Health System, Health Alliance Plan

Herbalife Ltd.

Hercules Offshore, Inc.

Herman Miller, Inc.

Hess Corporation

Highlights for Children

Highmark

HighMount Exploration & Production LLC

Hilcorp Energy Company

Hilton Worldwide Corporation

Hines Interests, LLP

HNI Corporation

HNTB Companies

Holland America Line

Holly Corporation

HollyFrontier Corporation

Home Box Office

Hometown Health

Horizon Blue Cross Blue Shield of New Jersey

Hormel Foods Corporation

Hostess Brands, Inc.

Hot Topic, Inc.

Houghton Mifflin Company

HRN Performance Solutions

HSBC-North America

HSN, Inc.

Hu-Friedy Manufacturing Company, Inc.

Humana, Inc.

Hunt Consolidated

Hunter Douglas Inc.

Hunter Industries

Huntington Bancshares Incorporated

Hunton & Williams, LLP

Huron Consulting Group

Husky Energy Inc.

Husky Injection Molding Systems Ltd. US

Hyatt Hotels Corporation

Hypertherm

Hyundai Information Service North America

Hyundai Motor America

ICL

Idaho Power Company

IDEXX Laboratories

IKEA Distribution Services, Inc.

Illinois Tool Works

IMC, Inc.

IMG Worldwide

IMS Health

Independence Blue Cross

Independent Health Association, Inc.

Indiana Farm Bureau Insurance

Information Handling Services (IHS)

ING North America Insurance Corporation

Ingram Industries, Inc.

Ingram Micro, Inc.

InMotion Entertainment

Insight

Insperity

Institute of Nuclear Power Operations

Insurance Company of the West

Integra Telecom, Inc.

Intelsat Corporation

InterContinental Hotels Group Americas

International Catastrophe Insurance Managers, LLC

International Game Technology

International Imaging Materials, Inc.

International Paper Company

Interpublic Group of Companies

Intrepid Potash, Inc.

Invesco Ltd.

Investment Company Institute

ION Geophysical Corporation

IPA

Iron Mountain Incorporated

Itochu International, Inc. North America

J. C. Penney Company, Inc.

J. Crew

J. Jill

J. Paul Getty Trust

J.R. Simplot Company

Jabil Circuit, Inc.

Jack in the Box, Inc.

Jackson National Life Insurance Company

Jacksonville Electric Authority

Jacobs Engineering Group, Inc.

James Hardie Industries, SE

Jefferson County Public Schools

JetBlue Airways

JM Family Enterprises

Jo-Ann Fabric & Craft Stores Inc.

Jockey International, Inc.

John B. Sanfilippo & Son, Inc.

John Hancock Financial Services, Inc.

John Wiley & Sons, Inc.

Johns Hopkins HealthCare, LLC

Johns Manville

Johnson Controls, Inc.

Johnson Financial Group

Johnsonville Sausage, LLC

Jones Lang LaSalle

Jostens, Inc.

Joy Mining Machinery

JPMorgan Chase

Judicial Council of California

J-W Energy Company

JX Nippon Oil Exploration USA Ltd.

Kaiser Permanente

Kansas City Southern Railway

Kao Brands Company

Kao Specialties Americas LLC

KAR Auction Services, Inc.

KBR, Inc.

Kellogg Company

Kelly Services Inc.

KelseyCare

Kemper Home Service Companies

Kemper Preferred

Kennametal Inc.

Kent State University

Kewaunee Scientific Corporation

KeyCorp

Keystone Foods, LLC

Kforce Inc.

Kimberly-Clark Corporation

Kinder Morgan, Inc.

Kiwanis International, Inc.

Knowledge Learning Corporation

Kohler Company

Kohl’s Corporation

Kone, Inc.

Kuehne + Nagel North America

Kuehne + Nagel US

Kulicke & Soffa Industries, Inc.

L.L.Bean, Inc.

Land O’Lakes, Inc.

Latham & Watkins LLP

Laureate Education, Inc.

Lawson Products, Inc.

Legacy Reserves, LP

Legal & General America, Inc.

Leggett & Platt, Incorporated

LEGO Systems, Inc.

Leica Geosystems

Lend Lease

Leo Burnett Worldwide, Inc., Arc Worldwide

Leo Burnett Worldwide, Inc., Leo Burnett USA

LEO Pharma, Inc.

Leupold & Stevens, Inc.

Level 3 Communications

LexisNexis Group, US Corporate and Federal Markets

LF USA

LG&E and KU Energy LLC

Lhoist North America

Liberty Mutual Group

Lieberman Research Worldwide

Life & Specialty Ventures, LLC

Lifetime Healthcare Companies, Inc.

Lifetouch, Inc.

Limited Brands, Inc.

Limited Stores LLC

Link-Belt Construction Equipment Company

Linn Energy, LLC

Liz Claiborne, Inc.

LM Wind Power Blades (AR) Inc.

LM Wind Power Blades (ND) Inc.

Loews Corporation

Logan’s Roadhouse

Lonza North America Inc.

Loparex, LLC

Lord & Taylor

Lorillard Inc.

Los Angeles Unified School District

Louis Vuitton North America Inc.

Louisiana-Pacific Corporation

Lovelace Health Plan

Lower Colorado River Authority

Lowe’s Companies, Inc.

LPL Financial

LS Travel Retail North America

LSG Lufthansa Service Holding AG

Lubrizol Corporation

Luck Companies Corporation

lululemon athletica usa

Luvata Franklin, Inc.

Luxottica Retail US

M&T Bank Corporation

M.D.C. Holdings, Inc.

Macy’s, Inc.

Madison Square Garden

MAG Americas

MAG Global Services

Magellan Health Services

Magellan Midstream Holdings, LP

Magna Services of America Group

Magnesium Products of America Inc.

Main Street America Group

Managed Care Systems, LLC

MANN+HUMMEL USA, Inc.

Mannatech, Inc.

Mannington Mills, Inc.

Manpower, Inc.

ManTech International Corporation

MAPFRE Insurance

Maquet Getinge Group

Marc Jacobs International LLC

Maricopa County Community College District

Maritz, Inc.

Markel Corporation

MarkWest Energy Partners LP

Marriott International

Mars North America

Marsh & McLennan Companies, Inc.

Marshall & Ilsley Corporation

Mary Kay, Inc.

Maryland Procurement Office

Masco Corporation, Decorative Architectural Group, Behr Processing Corporation

Massachusetts Institute of Technology

MassMutual Life Insurance Company

MasterCard Incorporated

Matson Navigation Company

Mattel, Inc.

Matthews International Corporation

Maxum Petroleum

McCain Foods USA, Inc.

McDermott International, Inc.

McDonald’s Corporation

McGladrey & Pullen

McGraw-Hill Education

MCX Exploration (USA), Ltd.

MDU Resources Group, Inc.

MeadWestvaco Corporation

Medco Health Solutions, Inc.

Medica Health Plans

Medical College of Wisconsin

Medical Mutual of Ohio

Medtronic, Inc.

Mercedes-Benz USA

Mercury Insurance Group

Mercy Corps

Meritor, Inc.

Merrill Corporation

Mestena Operating, Ltd.

Metalsa Structural Products, Inc.

MetLife

MetroPCS Communications, Inc.

MFS Investment Management

MGIC Investment Corp.

MHealth

Michael Baker Corporation

Michaels Stores, Inc.

Michelin North America, Inc.

Michigan Auto Insurance Placement Facility

MidCountry Financial, Pioneer Services

MillerCoors LLC

Mine Safety Appliances Company

Mitsui & Co. (USA), Inc.

Mitsui E&P USA LLC

Modern Woodmen of America

ModusLink Global Solutions, Inc.

Moet Hennessy USA

Mohawk Industries Inc.

Molex

Molina Healthcare

Molson Coors Brewing Company

Momentive Specialty Chemicals, Inc.

MoneyGram International, Inc.

Monsanto Company

Moore & Van Allen, PLLC

Morgan, Lewis & Bockius LLP

Morrison & Foerster, LLP

Motion Picture Industry Pension & Health Plans (MPIPHP)

Mount Carmel Health Plan MediGold

MTS Systems Corporation

Munich Reinsurance America, Inc.

Murphy Oil Corporation

Mutual of Omaha

MWH Global, Inc.

Mylan Inc.

Nalco Holding Company

Nash-Finch Company

National Association of Home Builders

National Church Residences

National Futures Association

National Interstate Insurance Company

National Louis University

National Renewable Energy Laboratory

National Rural Utilities Cooperative Finance Corporation (NRUCFC)

Nationwide Insurance

Nature’s Sunshine Products

Nautilus, Inc.

Navigant Consulting, Inc.

Navistar, Inc.

Navy Exchange Service Command (NEXCOM)

Navy Federal Credit Union

NCCI Holdings, Inc.

NCH Corporation

Neighborhood Health Plan

Neighborhood Health Plan of Rhode Island

Neiman Marcus Group

Nestlé USA, Inc.

NetJets, Inc.

Netorian LLC

New Balance Athletic Shoe, Inc.

New York Community Bancorp, Inc.

New York Life Insurance Company

New York Power Authority

New York University

Newfield Exploration Company

NewPage Group, Inc.

Nexans USA

Nexen Petroleum USA, Inc.

NextEra Energy, Inc.

Niagara Bottling, LLC

NiSource Inc.

NJM Insurance Group

Noble Corporation

Noble Energy, Inc.

Nordstrom, Inc.

Norfolk Southern Corporation

North American Construction Services, Ltd.

North American Hoganas Inc.

Northern Arizona University

Northern Trust Corporation

Northwest Natural Gas

Northwestern Mutual

Northwestern University

Nova Healthcare Administrators, Inc.

Novartis Animal Health US, Inc.

Novartis Pharmaceuticals

Novartis US, Consumer Health

Novelis

Noven Pharmaceuticals, Inc.

Novo Nordisk Inc.

Novozymes North America Inc.

Novozymes US, Research & Development

NSTAR

NTELOS

NTT Data Inc.

NuStar Energy LP

Nutricia North America

O’Reilly Auto Parts, Inc.

Oak Ridge Associated Universities

Oakland County Government

Océ Business Services

Oceaneering International, Inc.

Office Depot

OfficeMax Incorporated

OGE Energy Corporation

Oglethorpe Power Corporation

Ohly Americas

Oil States Industries, Inc., Arlington

Old Dominion Electric Cooperative

Old National Bancorp

O’Melveny & Myers LLP

OneBeacon Insurance

ONEOK, Inc.

Optima Health

Orange County Government

Orange County’s Credit Union

Orbital Sciences Corporation

Orica USA Inc.

Oriental Trading Company, Inc.

Orrick, Herrington & Sutcliffe, LLP

OSI Industries, LLC

OSI Restaurant Partners, LLC

Outdoor Channel

Outokumpu

Owens Corning

Owens-Illinois, Inc.

Oxford Industries, Inc.

PACCAR

Pacific Gas & Electric Company

Pacific Life Insurance Company

PacifiCorp

PacificSource Health Plans

Packaging Corporation of America

Pall Corporation

Pamida Stores Operating Co., LLC

Panda Restaurant Group Inc.

Pandora Holding US

Panduit Corporation

Papa John’s International, Inc.

Parallel Petroleum LLC

Paramount Pictures

Parker Drilling Company

Parker Hannifin Corporation

Parsons Brinckerhoff

Parsons Corporation

Pason Systems USA Corp.

Patterson Companies

Patton Boggs LLP

Payless ShoeSource

PDC Energy

PDI Ninth House

Peabody Energy Corporation

Pearson Education

Peet’s Coffee & Tea

PEMCO Insurance

Penn National Insurance

Pennsylvania Higher Education Authority Agency

Pentagon Federal Credit Union

Pentair, Inc.

People’s United Bank

Pepperdine University Information Technology Division

Performance Food Group

Perrigo Company

Personnel Board of Jefferson County

PETCO Animal Supplies, Inc.

Petrohawk Energy Corporation

Pharmavite, LLC

PharMerica, Inc.

PHH Corporation

PHH Mortgage

Philadelphia Insurance Companies

Philip Morris International, Inc.

Philips North America

Phillips-Van Heusen Corporation

Phoenix Companies

Phoenix Health Plan

PHOENIX Process Equipment Company

PHS Revenue Cycle

Piedmont Natural Gas Company, Inc.

Pier 1 Imports, Inc.

Pinnacle West Capital Corporation

Pioneer Natural Resources USA, Inc.

Piper Jaffray Companies

Pitney Bowes, Inc.

PJM Interconnection

Plains All American Pipeline, L.P.

Plains Exploration & Production Company

Plante & Moran, PLLC

Plexus Corporation

Plum Creek Timber Company, Inc.

PNC Financial Services Group, Inc.

Pochet of America, Inc.

Polaris Industries, Inc.

Polymer Technologies

PolyOne Corporation

Port Authority of Allegheny County

Port of Portland

Port of Seattle

Portfolio Recovery Associates, Inc.

Ports America, Inc.

Post Holdings Inc.

PPD, Inc.

PPG Industries, Inc.

PPL Corporation

Praxair, Inc.

Precision Drilling Corporation

PreferredOne

Preformed Line Products Company

Premera Blue Cross

Presbyterian Health Plan

Pressure Chemical Co.

Prime Therapeutics LLC

Principal Financial Group

Printpack, Inc.

Priority Health

PrivateBancorp, Inc.

ProBuild Holdings, Inc.

Progressive Corporation

ProHealth

Promethean Inc.

Protective Life Corporation

Providence Health Plans

Prudential Financial, Inc.

PSCU Financial Services

PSS World Medical, Inc.

Public Company Accounting Oversight Board

Public Service Enterprise Group, Inc.

Publix Super Markets, Inc.

Puget Sound Energy

PulteGroup, Inc.

PZ Cussons Beauty

QBE The Americas

QEP Resources, Inc

QTI Human Resources, Inc.

Qualipac America

Qualis Health

Questar Corporation

Quicksilver Resources Inc.

QVC, Inc.

R. Lacy, Inc.

Rack Room Shoes Inc.

Radian Group

RadioShack Corporation

Rakuten LinkShare Corporation

Ralcorp Holdings, Inc.

Raley’s

RAND Corporation

Range Resources Corp.

Raymond James Financial

RBC Bank

RBC Wealth Management

Recreational Equipment, Inc.

Red Bull North America

Redcats USA

Regency Centers Corporation

Regency Energy Partners LP

Regeneron Pharmaceuticals, Inc.

Regions Financial Corporation

Reichhold, Inc.

Reinsurance Group of America Inc.

Renaissance Learning, Inc.

Repsol Services Company

Republic National Distributing Company

Republic Underwriters Insurance Company

Restaurant Application Development

Restaurant Technology Services, LLC

Rexel Holdings USA

Rexnord Corp.

Reynolds American, Inc.

Rich Products Corporation

Ricoh Americas Corporation

Ridgewood Savings Bank

Rio Tinto plc US

Ritchie Bros. Auctioneers

Rite Aid Corporation

Riviana Foods, Inc.

RKI Exploration & Production, LLC

RLI Insurance Company

Robert Bosch LLC

Robins, Kaplan, Miller & Ciresi, LLP

Roche Diagnostics US

Rockwell Automation, Inc.

Rockwell Collins, Inc.

Rollins, Inc.

Rosewood Resources, Inc.

Roundy’s Supermarkets, Inc.

Rowan Companies, Inc.

Royal Caribbean Cruises Ltd.

RR Donnelley & Sons

RWE Trading Americas Inc.

Ryder Systems, Inc.

S&C Electric Company

Sabre Holdings Corporation

SAE International

Safety-Kleen Systems, Inc.

Safeway, Inc.

Sage North America

SAIF Corporation

Saks, Inc.

Samaritan Health Plans

Samsung Telecommunications America

San Antonio Federal Credit Union

San Antonio Water System

Sandoz, Inc.

Sandy Spring Bancorp Inc.

Sanofi US

Sara Lee Corp.

Sauer-Danfoss

Savannah River Nuclear Solutions, LLC

Save the Children Federation, Inc.

Savers, Inc.

Savvis, Inc.

SBA Communications Corporation

SC Johnson

SCANA Corporation

SCF Arizona

Schlumberger Oilfield Services

Schneider National, Inc.

Scholle Corporation

SchoolsFirst Federal Credit Union

Science Applications International Corporation (SAIC)

Scottrade, Inc.

Scripps Networks Interactive, Inc.

SCS Engineers

Seadrill Americas Inc.

Searles Valley Minerals

Securian Financial Group

Security Health Plan

SelectHealth

Selective Insurance Company of America

SemGroup Corporation

Seneca Resources Corporation

Sensata Technologies, Inc.

Sentry Insurance

Sephora USA

Sequent, Inc.

Serimax LLC

Service Corporation International

Sharp Health Plan

Shearman & Sterling LLP

Shoe Carnival, Inc.

Shure Incorporated

Sidley Austin, LLP

Siemens Corporation

Sigma Foods Inc.

Simon Property Group

Sinclair Broadcast Group, Inc.

Singapore Telecom USA, Inc. (West)

SIRVA, Inc.

SK E&P Company

SKF USA Inc.

SKYY Spirits, LLC

SMART Technologies Corporation

Smile Brands, Inc.

Smiths Medical, Inc.

SMSC Gaming Enterprises

Society of Manufacturing Engineers

Sodexo USA

Solera Holdings, Inc.

Solo Cup Company

Solstice Sunglass Boutique

Solutia Inc.

Sothebys

Southeastern Freight Lines

Southern California Regional Rail Authority

Southern Company

Southern States Cooperative

Southern Union Company

Southwest Airlines

Southwestern Energy Company

Sovereign Bank Corporation

Space Systems/Loral

Spartan Light Metal Products Inc.

Spartan Stores, Inc.

Spectra Energy Corp.

Speedway SuperAmerica, LLC

Spencer Gifts, LLC

Sprague Energy Corp.

Sprague Operating Resources, LLC

Sprint Nextel Corporation

SPX Corporation

SRC Inc.

Stampin’ Up!, Inc.

StanCorp Financial Group

Stanford University

Stantec Inc.

Staples, Inc.

StarTek

Starwood Vacation Ownership

State Auto Insurance Company

State Farm Insurance

State of North Carolina

State Teachers Retirement System of Ohio

Statoil

Steelcase, Inc.

Sterling Bancshares

STG, Inc.

Storck USA L.P.

Straumann USA

Stream Global Services

Stryker Corporation

Subaru of Indiana Automotive Inc.

Sumitomo Electric—Carbide Manufacturing, Inc.

Sun Life Financial (US)

Sunoco, Inc.

Sunrise Medical (US) LLC

Sunsweet Growers, Inc.

SunTrust Banks, Inc.

Superior Energy Services, Inc.

Superior Essex, Inc.

SuperMedia

SuperValu

SureWest Communications

Susquehanna Bancshares, Inc.

Swagelok Company

Sykes Enterprises, Incorporated

Symcor

Symetra Financial

Syniverse Technologies

Synovus Financial Corporation

T. Rowe Price Group, Inc.

Talisman Energy Inc. US

Target Corporation

TAS Energy Inc.

Taubman Centers, Inc.

Taylor Industries

Taylor Morrison, Inc.

TD Ameritrade Holding Corp.

TD Bank

TDS Telecom

TE Connectivity

Teach For America

Teceptrol Operating LLC

TECO Energy, Inc.

TeleTech Holdings, Inc.

Tellabs

Tellus Operating Group, LLC

Temple-Inland, Inc.

Tenaris, Inc. USA

Tennant Company

Terumo BCT

Tesco Corporation, North American Business Unit—US

Tesoro Corporation

Tetra Pak International S.A.

Texas Association of School Boards

Texas Capital Bank

Texas Industries, Inc.

Texas Mutual Insurance Company

Texas State University-San Marcos

Texon USA, Inc.

Textainer

Textron Inc.

TGS-NOPEC Geophysical Company

The Allstate Corporation

The American National Bank of Texas

The AmeriHealth Mercy Family of Companies

The Bank of New York Mellon

The Boeing Company

The Boston Consulting Group

The Capital Group Companies

The Carson Companies

The Casey Group, Inc.

The Cheesecake Factory

The Chubb Corporation

The Church of Jesus Christ of Latter-day Saints

The Coca-Cola Company

The Donna Karan Company LLC

The E. W. Scripps Company

The Employers Association

The Ford Foundation

The Frost National Bank

The Gap, Inc.

The Golden 1 Credit Union

The Guardian Life Insurance Company of America

The Hanover Insurance Group, Inc.

The Hartford Financial Services Group, Inc.

The Hershey Company

The Hertz Corporation

The Irvine Company

The Johns Hopkins University

The Johns Hopkins University Applied Physics Laboratory

The Joint Commission

The Kroger Co.

The MITRE Corporation

The Mosaic Company

The Motorists Insurance Group

The National Academies

The New York Times Company

The Nielsen Company

The NORDAM Group

The NPD Group, Inc.

The Ohio State University

The Outsource Group

The Pampered Chef Ltd.

The Pantry, Inc.

The Pew Charitable Trusts

The Schwan Food Company

The ServiceMaster Company

The Sherwin-Williams Company the SI Organization, Inc.

The Sierra Club Foundation

The Sports Authority

The Sundt Companies, Inc.

The TJX Companies, Inc.

The Toro Company

The Travelers Companies, Inc.

The University of Alabama at Birmingham

The University of Arizona

The University of Chicago

The University of Iowa

The University of Texas System

The Valspar Corporation

The Valvoline Company

The Vanguard Group, Inc.

The Walt Disney Company

The Weather Channel

The Wendy’s Company

The Williams Companies, Inc.

The Woodbridge Group

The Yankee Candle Company, Inc.

Theodor Wille Intertrade, Inc.

Thermo Fisher Scientific, Inc.

Think Mutual Bank

Thomson Reuters

Thrivent Financial for Lutherans

THUMS Long Beach Company

ThyssenKrupp Elevator

TI Automotive

TIAA-CREF

Tiffany & Co.

Tim Hortons USA Inc.

Time Warner Cable

Time, Inc.

TMEIC Corporation

TMK IPSCO

T-Mobile USA

TNT Express

Tomkins Corporation

Toray Plastics (America), Inc.

Total E&P USA, Inc.

Totem Ocean Trailer Express, Inc.

Toyota Industrial Equipment Manufacturing, Inc.

Toys R Us, Inc.

Tractor Supply Company

Transamerica

TransCanada Corporation

Transocean, Inc.

Travis County

Tri Counties Bank

Trinidad Drilling LP

TriWest Healthcare Alliance

Troy Corporation

True North Communications

Trustmark Companies

TSYS Core

TTX Company

Tufts Health Plan

Tupperware Brands Corporation

Turner Broadcasting System, Inc.

Tyco Fire & Security

UCare Minnesota

ULTA Salon, Cosmetics & Fragrance, Inc.

Ultimus Fund Solution LLC

UMB Financial Corporation

Under Armour, Inc.

Union Tank Car Company

UnionBanCal Corporation

Uni-Select USA, Inc.

Unisys Corporation

Unit Corporation

United Parcel Service

United Rentals, Inc.

United Services Automobile Association

United States Cellular Corporation

United States Enrichment Corporation (USEC)

United States Olympic Committee

United States Steel Corporation

United Stationers Supply Company

United Water

UnitedHealth Group

Universal Orlando

Universal Technical Institute

University at Buffalo

University Book Store

University of Central Florida

University of Houston

University of Illinois at Chicago

University of Maryland University College

University of Miami

University of Michigan

University of Notre Dame

University of Pennsylvania

University of Southern California

UNUM Group

UPMC Health Plan

UPM-Kymmene, Inc.

Uponor, Inc.

URS Corporation Infrastructure and Environment Division

US Bancorp

US Federal Credit Union

US Foods

USG Corporation

Utah Transit Authority

UTi Worldwide Inc.

Utica National Insurance Group

Vail Resorts, Inc.

Valassis Communications, Inc.

Valero Energy Corporation

Valley National Bank

Vantiv, Inc.

Vectren Corporation

Velocity Technology Solutions, Inc.

Venoco, Inc.

Ventura Foods, LLC

Veolia Water North America

Verado Energy, Inc.

Verisign Inc.

Verizon Wireless

Vermeer Corporation

Verso Paper Corp.

Vestas Americas

Vestergaard Frandsen Inc.

Veyance Technologies Inc.

VF Corporation

Vinson & Elkins, LLP

Virginia Farm Bureau Federation

Vision Service Plan

Visteon Corporation

VIVA Health

Volvo Group North America

Vonage Holdings Corporation

VW Credit, Inc.

VWR International

W.L. Gore & Associates, Inc.

W.W. Grainger, Inc.

Waddell & Reed

Wake County Government

Wake Forest University

Walgreen Company

Wal-Mart Stores, Inc.

Warnaco, Inc.

Washington Suburban Sanitary Commission

Waste Management, Inc.

Weatherford, US Region

Weaver and Tidwell, LLP

Weber Aircraft LLC

Webster Financial Corporation

Wegmans Food Markets, Inc.

Weil, Gotshal & Manges, LLP

Weir SPM

WellCare Health Plans

Wellmark BlueCross BlueShield

WellPoint, Inc.

Wells Enterprises, Inc

Wells Fargo & Company

West Marine Products, Inc.

Western & Southern Financial Group

Western Digital

Western Michigan University

Western Union

Westfield Insurance

Westinghouse Electric Company

Westlake Chemical Corporation

Weston Solutions, Inc.

Westwood College

WGL Holdings, Inc.

Wheaton College

Whip Mix Corporation

Whirlpool Corporation

Whiting Petroleum Corporation

Whole Foods Market, Inc.

William Blair & Company, LLC

William Marsh Rice University

Williams-Sonoma, Inc.

Wilmer Cutler Pickering Hale and Dorr LLP

Winn-Dixie Stores, Inc.

Wm. Wrigley Jr. Company

Wolters Kluwer NA

Wolverine World Wide, Inc.

Wood Group ESP, Inc.

World Vision

Worthington Industries

Wright Express Corporation

Wyndham Worldwide

Wyndham Worldwide—Wyndham Hotel Group

Xcel Energy Inc.

XL America

Xylem Inc.

Yamaha Corporation of America

Yellow Pages Group USA

Yeshiva University

Zale Corporation

Zebra Technologies Corporation

Zenith National Insurance Corporation

Zeon Corp.

Zimmer Holdings, Inc.

Zions Bancorporation

Zumtobel US

Zurich North America

ANNEX N

Radford

Global Life Sciences Survey 2012

Acceleron Pharma

Accera

Acelrx Pharmaceuticals

Aceto

Achaogen

Achillion Pharmaceuticals

Acist Medical Systems

Acorda Therapeutics

Actelion Pharmaceuticals

Activx Biosciences

Acucela

Adamas Pharmaceuticals

Adimab

Aegerion Pharmaceuticals

Aeras

Agenus

Agios Pharmaceuticals

Ajinomoto Althea

Akros Pharma

Alder Biopharmaceuticals

Alexion Pharmaceuticals

Alexza Pharmaceuticals

Algenol Biofuels

Alios Biopharma

Alkermes

Allen Institute For Brain Science

Allergan

Alnylam Pharmaceuticals

Amag Pharmaceuticals

Ambit Biosciences

American Type Culture Collection

Amerisourcebergen

Amicus Therapeutics

Amyris

Anacor Pharmaceuticals

Analytical Bio-Chemistry Laboratories

Anaptysbio

Angioscore

Anika Therapeutics

Ap Pharma

Aptalis Pharma

Aptiv Solutions

Arcadia Biosciences

Archimedes Pharma Us

Ardea Biosciences

Ardelyx

Arena Pharmaceuticals

Ariad Pharmaceuticals

Ariosa Diagnostics

Arqule

Array Biopharma

Assurerx Health

Astellas

Astex Pharmaceuticals

Atreca

Autonomic Technologies

Auxilium Pharmaceuticals

Auxogyn

Avanir Pharmaceuticals

Aveo Pharmaceuticals

Avinger

Bavarian Nordic

BaxanRo Surgical

Baxter International

Beckman Coulter

Bg Medicine

Biocryst Pharmaceuticals

Biodelivery Sciences International

Biogen Idec

Biomarin Pharmaceutical

Blend Therapeutics

Bluebird Bio

Bnbi

Breg

Bristol-Myers Squibb Company

Broad Institute

Btg

C3 Jian

Cadence Pharmaceuticals

Cardeas Pharma

Cardiodx

Cardiovascular Research Foundation

Catalent

Cedars-Sinai Health System

Celgene

Cell Signaling Technology

Cell Therapeutics

Celldex Therapeutics

Celsion

Cepheid

Cerecor

Ceres

Cerulean Pharma

Cerus

Charles River Laboratories

Chemocentryx

Chiesi Pharmaceuticals

Chimerix

Chugai Pharma Usa Llc

Cincinnati Childrens Hospital

Circuit Therapeutics

City Of Hope

Cleveland Biolabs

Clontech

Cmc Icos Biologics

Cobalt Technologies

Codexis

Columbia Laboratories

Complete Genomics

Concert Pharmaceuticals

Constellation Pharmaceutials

Contrafect

Corcept Therapeutics

Courtagen Life Sciences

Covance

Cryolife

Csl Behring

Cubist Pharmaceuticals

Cumberland Pharmaceuticals

Curis

Cytokinetics

Cytomedix

Cytori Therapeutics

Cytrx

Daiichi Sankyo

Dana-Farber Cancer Institute

Delcath Systems

Dendreon

Depomed

Diadexus

Discovery Laboratories

Duke Clinical Research Institute

Durect

Dusa Pharmaceuticals

Dyax

Dynavax Technologies

Edge Therapeutics

Eisai

Elan Pharmceuticals

Emergent Biosolutions

Enanta Pharmaceuticals

Endocyte

Envivo Pharmaceuticals

Epizyme

Ert

Exact Sciences

Exelixis

F. Hoffmann-La Roche

Family Health International

Fibrogen

Five Prime Therapeutics

Forest Laboratories

Forma Therapeutics

Forsight Vision4

Foundry Newco Xii

Fred Hutchinson Cancer Research Ctr

Fresenius Kabi Usa

Fujifilm Diosynth Biotechnologies

Furiex Pharmaceuticals

Galderma Laboratories

Galena Biopharma

Ge Healthcare

Gen-Probe

Genmark Diagnostics

Genomatica

Genvec

Geron

Gilead Sciences

Glaxosmithkline

Global Blood Therapeutics

Good Start Genetics

Grifols

Grunenthal Usa

Halozyme Therapeutics

Harvard Bioscience

Harvard Clinical Research Institute

Harvard University

Heartflow

Heartware

Heidelberg Engineering

Helsinn Therapeutics

Heptares Therapeutics

Heska

Hitachi Chemical Research Center

Horizon Pharma

Hyde Engineering + Consulting

Hyperion Therapeutics

Icon Clinical Research

Idenix Pharmaceuticals

Idera Pharmaceuticals

Idexx Laboratories

Igenica

Ikaria

Immunogen

Impax Laboratories

Inc Research

Incyte

Infinity Pharmaceuticals

Insite Vision

Insmed

Intarcia Therapeutics

Intelliject

Interleukin Genetics

Intermune

International Partnership For Microbicides (Ipm)

Intrexon

Ipsen Us

Ironwood Pharmaceuticals

Irvine Scientific

Isis Pharmaceuticals

Itc

J.R. Simplot

Jazz Pharmaceuticals

Jennerex

Johnson & Johnson

Jubilant Clinsys

Juvenile Diabetes Research Foundation

Kalobios Pharmaceuticals

Kbi Biopharma

Kedrion Usa

Kimberly-Clark Health Care

Kinetic Concepts

Kolltan Pharmaceuticals

Kythera Biopharmaceuticals

Lexicon Pharmaceuticals

Lifecore Biomedical

Lifevantage

Ligand Pharmaceuticals

Liposcience

Living Proof

Lonza Biologics

Lovelace Respiratory Research Inst

Lucile Packard Children’s Hospital

Luminex

Lundbeck

Macrogenics

Mannkind

Marshfield Clinic

Mascoma

Massbiologics

Max Planck Florida Institute

Mayo Collaborative Services

Medicines360

Medicinova

Medivation

Medivector

Medpace

Mendel Biotechnology

Merck & Co

Merck Kgaa

Meridian Bioscience

Merrimack Pharmaceuticals

Merz Aesthetics

Metabolex

Metabolon

Metagenics

Millennium Laboratories

Millennium The Takeda Oncology Company

Miltenyi Biotec

Miramar Labs

Moksha8

Momenta Pharmaceuticals

Monosol Rx

Monsanto

Monterey Bay Aquarium Research

Musculoskeletal Transplant Fdn

Myokardia

Myoscience

Myriad Genetics

N30 Pharmaceuticals Llc

Nektar Therapeutics

Neurocrine Biosciences

Nevro

New England Biolabs

Ngm Biopharmacueticals

Nitto Denko Avecia

Nitto Denko Technical

Novabay Pharmaceuticals

Novartis Pharmaceuticals

Novavax

Noven Pharmaceuticals

Novo Nordisk

Novogy

Novozymes North America

Nps Pharmaceuticals

Nuvo Research

Ockham Development Group

Omeros

Omnicare

Omniguide

Oncogenex Technologies

Oncomed Pharmaceuticals

Oncothyreon

Ono Pharma Usa

Onyx Pharmaceuticals

Optimer Pharmaceuticals

Optuminsight

Opx Biotechnologies

Orasure Technologies

Orexigen Therapeutics

Organogenesis

Organovo

Otonomy

Otsuka

Pacific Biosciences

Pacira Pharmaceuticals

Parexel International

Patheon Pharmaceuticals

Pearl Therapeutics

Peregrine Pharmaceuticals

Perrigo

Pfizer

Pharmaceutical Product Development

Pharmacyclics

Pharmathene

Piramal Healthcare

Plexxikon

Portola Pharmaceuticals

Pra International

Precision Therapeutics

Presage Biosciences

Progenics Pharmaceutical

Program For Appropriate Technology In Health

Promega

Prometheus Laboratories

Prostrakan

Proteon Therapeutics

Proteostasis Therapeutics

Ptc Therapeutics

Purdue Pharma Lp

Qiagen Gmbh

Qlt

Questcor Pharmaceuticals

Quidel

Quintiles

R&D Systems

Raindance Technologies

Raptor Pharmaceuticals

Rarecyte

Reckitt Benckiser Pharmaceuticals

Regeneron Pharmaceuticals

Regulus Therapeutics

Relypsa

Repligen

Revance Therapeutics

Revo Biologics

Rho

Rib-X Pharmaceuticals

Rigel

Roche Diagnostics

Roche Molecular Systems

Roka Bioscience

Rti International

Saic Frederick

Salix Pharmaceuticals

Sanford Health

Sanford-Burnham Medical Research Institute

Sangamo Biosciences

Sangart

Sanofi-Aventis

Santarus

Santen

Sarah Cannon Research Institute

Sarepta Therapeutics

Savient Pharmaceuticals

Sciclone Pharmaceuticals

Scynexis

Seattle Genetics

Sekisui Diagnostics Group

Selecta Biosciences

Senomyx

Sequenom

Sequenta

Seracare Life Sciences

Shire Pharmaceuticals

Sigma Tau Pharmaceuticals

Sigma-Aldrich

Singulex

Sirtex

Skeletal Kinetics Llc

Sorrento Therapeutics

Spectrum Health

St Jude Childrens Research Hospital

Staar Surgical Company

Stallergenes-Usa

Stem Cells

Stemcell Technologies

Sucampo Pharmaceuticals

Sunesis Pharmaceuticals

Sunovion Pharmaceuticals

Sutro Biopharma

Swedish Orphan Biovitrum—Sobi Usa

Synageva Biopharma

Syngenta

Synta Pharmaceuticals

Synteract

Synthetic Genomics

Takeda California

Takeda Pharmaceuticals Usa

Targacept

Teikoku Pharma

Tekmira Pharmaceuticals

Tengion

Tesaro

The Emmes Corporation

The J David Gladstone Institutes

The Medicines Company

The Samuel Roberts Noble Foundation

The Scripps Research Institute

The University Of Chicago

Ther-Rx

Theravance

Threshold Pharmaceuticals

Tobira Therapeutics

Tolmar

Topica Pharmaceuticals

Total Gas & Power New Energies

Transcept Pharmaceuticals

Trius Therapeutics

Ultragenyx Pharmaceutical

Unilife Medical Solutions

United Therapeutics

Us Worldmeds Llc

Vanda Pharmaceuticals

Vaxinnate

Veracyte

Verastem

Verenium

Vertex Pharmaceuticals

Viacyte

Vifor Pharma-Aspreva

Virent

Viropharma

Vitae Pharmaceuticals

Vital Therapies

Vivus

Wirb-Copernicus Group

Xenetic Biosciences

Xenoport

Xoma

Zalicus

Zimmer

Ziopharm Oncology

Zoetis

Zogenix

Zosano Pharma

ANNEX O

Towers Watson Data Services

2012 General Industry Executive Compensation Survey

3M

7-Eleven

A.O. Smith

AAA Insurance Exchange Northern California,

Utah & Nevada

AAA Northern California, Nevada & Utah

Abbott Laboratories

Accenture

ACE Limited

ACH Food

Actuant

Acuity

Acxiom

Adecco

AEGIS Insurance Services

AEI Services

Aerojet

Aeropostale

AES

AFLAC

Agilent Technologies

Agrium

AIG

Air Liquide

Air Products and Chemicals

Alcatel-Lucent

Alcoa

Alcon Laboratories.

Alexander & Baldwin

Allergan

Allete

Alliant Energy

Allianz

Allstate

Ally Financial

AMC Entertainment

Ameren

American Crystal Sugar

American Electric Power

American Express

American Red Cross

American Sugar Refining

American Water Works

Americas Styrenics

AMERIGROUP

AmerisourceBergen

Ameritas Life

Ameritrade

AMETEK

Amgen

AMSTED Industries

Amtrak

Anadarko Petroleum

Anchor Bank N.A.

Anixter International

ANN INC.

Apache

APL

Apollo Group

Appleton Papers

ARAMARK

Arby’s Restaurant Group

Archer Daniels Midland

Arctic Cat

Aricent Group

Arkema

Armstrong World Industries

Arrow Electronics

Arthur J Gallagher & Company

Ashland

Associated Banc-Corp

AstraZeneca

AT&T

ATC Management

Atmos Energy

Atos IT Solutions and Services

Aurora Healthcare

Auto Club Group

Automatic Data Processing

Avaya

avenue a razorfish

Avis Budget Group

Avista

AXA Group

B&W Technical Services Y-12

Babcock Power

BAE Systems

Ball

Bank of America

Bank of Blue Valley

Bank of Montreal

Bank of the West

Bankers Bank

Barnes Group

Baxter International

Bayer AG

Bayer Business & Technology Services

Bayer CropScience

Bayer HealthCare

BB&T

BBVA

BD -Becton Dickinson

Beam

Bechtel Systems & Infrastructure

Belk

Belo

Best Buy

BG US Services

Big Lots

Biogen Idec

BJ’s Wholesale Club

Black Hills

Blue Cross Blue Shield of Florida

Blue Cross Blue Shield of Louisiana

Blue Shield of California

Bob Evans Farms

Boehringer Ingelheim

Boeing

Boeing Employees Credit Union

BOK Financial

Booz Allen Hamilton

BorgWarner

Boston Scientific

BP

Brady

Brandywine Trust Company

Bremer Financial

Bristol-Myers Squibb

Brunswick

Bunge

Burlington Northern Santa Fe

Bush Brothers

C&S Wholesale Grocers

CA, Inc.

Cablevision Systems

Caelum Research Corporation

Capital City Bank Group

Capital Power Corporation

CapStar Bank

Cardinal Health

CareFusion

Cargill

Carlson

Carmeuse North America Group

Carnival

Carpenter Technology

Catalent Pharma Solutions

Catalyst Health Solutions

Caterpillar

Caterpillar Financial Services

CEC Educational Services

Celanese Americas

Celestica

Centene

CenterPoint Energy

Century Aluminum

CEVA Logistics

CGI Technologies & Solutions

CH Energy Group

CH2M Hill

Chemtura

Cheniere Energy

Chevron

Chicago Mercantile Exchange

Chico’s FAS

Children’s Place

Chiquita Brands

CHS

CIGNA

Cintas

Cisco Systems

Citi North American Operations & Technology

Citizens Property Insurance

Citizens Republic Bank

City National Bank

City National Bank of West Virginia

Clear Channel Communications

Cliffs Natural Resources

Cloud Peak Energy

CMS Energy

CNA

CNO Financial

Coach

Coca-Cola

Coca-Cola Enterprises

Coinstar

Colgate-Palmolive

Collective Brands

Colorado Springs Utilities

Columbia Sportswear

Comcast

Comerica

Compass Group

ConAgra Foods

Connell Limited Partnership

ConocoPhillips

Consolidated Edison

Continental Automotive Systems

ConvaTec

Convergys

Cooper Industries

Cooper Standard Automotive

Corning

Covidien

Cox Enterprises

CPM

Crain Communications

Crosstex Energy

Crown Castle

CSC

CSR

CSX

Cullen Frost Bankers

Cummins

Curtiss-Wright

CVS Caremark

Cytec

Daiichi Sankyo

Daimler Trucks North America

Danaher

Darden Restaurants

Dean Foods

Deckers Outdoor

Delhaize America

Dell

Delta Air Lines

Deluxe

Dentsply

Devon Energy

Devry

Dex One

Dignity Health

DIRECTV Group

Dollar Financial Group

Dollar Thrifty Automotive Group

Dollar Tree

Dominion Resources

Domtar

Donaldson

Dow Corning

DTE Energy

Duke Energy

DuPont

Dynegy

E.W. Scripps

East West Bank

Eastern Bank

Eastman Chemical

Eaton

eBay

Ecolab

Edison International

Education Management

Edward Jones

Edward Lowe Foundation

Eisai Inc.

El Paso Corporation

El Paso Electric

ElectriCities of North Carolina

Eli Lilly

Elsevier

EMC

Emerson Electric

Employers Mutual Casualty Company

Enbridge Energy

EnCana Oil & Gas USA

Endo Health Solutions

Energen

Energy Future Holdings

Energy Northwest

Energy Solutions

EnPro Industries

Entergy

Enterprise Products

EQT Corporation

Equifax

Equity Office Properties

ERCOT

Ericsson

Erie Insurance

Ernst & Young

ESL Federal Credit Union

ESRI

Essilor of America

Estee Lauder

Esterline Technologies

Euro-Pro Operating

Exelis

Exelon

Expedia

Experian Americas

Express Scripts

Exterran

ExxonMobil

Farm Credit Bank of Texas

Farm Credit Foundations

Farmers Group

Federal Home Loan Bank of Atlanta

Federal Home Loan Bank of San Francisco

Federal Reserve Bank of Atlanta

Federal Reserve Bank of Cleveland

Federal Reserve Bank of Dallas

Federal Reserve Bank of San Francisco

Federal Reserve Bank of St. Louis

Federal-Mogul

Fidelity Investments

Fidessa Group

Fifth & Pacific Companies, Inc.

Fifth Third Bancorp

FINRA

First Citizens Bank

First Commonwealth Financial

First Horizon National

First Midwest Bancorp

First National Bank in Sioux Falls

First National of Nebraska

First Niagara Financial Group

FirstEnergy

Fluor

Ford

Forest Laboratories

Franklin Resources

Freddie Mac

Freedom Communications

Freeport-McMoRan Copper & Gold

Fulton Financial

GAF Materials

Gap

Gates

GATX

Gavilon

GE Capital

GenCorp

General Atomics

General Dynamics

General Mills

General Motors

GenOn Energy

Genworth Financial

Gilead Sciences

GlaxoSmithKline

Globecomm Systems

GLV

Goodrich

Graco

Great-West Life Annuity

Green Mountain

GROWMARK

Grupo Ferrovial

Guardian Life

Guideposts

H.B. Fuller

Hancock Holding

Hanesbrands

Hanger Orthopedic Group

Harland Clarke

Harman International Industries

Harsco

Hartford Financial Services

Hasbro

HCA Healthcare

HD Supply

Health Care Services

Health Net

Henry Ford Health Systems

Herman Miller

Hershey

Hertz

Hess

Hewlett-Packard

Hexcel

Highmark

Hilton Worldwide

Hitachi Data Systems

HNI

HNTB

Hoffmann-La Roche

Home Shopping Network

Honeywell

Horizon Blue Cross Blue Shield of New Jersey

Hormel Foods

Hostess Brands

Houghton Mifflin Harcourt Publishing

Hovnanian Enterprises

HTC Corporation

Hubbard Broadcasting

Humana

Hunt Consolidated

Huntington Bancshares

Hutchinson Technology

Iberia Bank

IBM

Idaho Power

IDEXX Laboratories

IKEA

Illinois Tool Works

Independence Blue Cross

ING

Ingenico

Ingersoll-Rand

Inland Bancorp

Integrys Energy Group

Intel

Intercontinental Hotels

International Flavors & Fragrances

International Game Technology

International Game Technology

International Paper

INTRUST Bank NA

ION Geophysical

IPR -GDF SUEZ North America

Irvine

Irving Oil Commercial G.P

ISO New England

Itron

ITT -Corporate

J. Crew

J.C. Penney Company

J.M. Smucker

J.R. Simplot

Jabil Circuit

Jack in the Box

Jacobs Engineering

JetBlue Airways

JMC Steel

John Hancock

Johns-Manville

Johnson & Johnson

Johnson Controls

Kaiser Foundation Health Plan

Kaman Industrial Technologies

Kansas City Southern

Kao Brands

Kaspersky Lab

KB Home

KBR

Kellogg

Kelly Services

Kennametal

KeyCorp

Keystone Foods

Kimberly-Clark

Kimco Realty

Kinder Morgan

Kindred Healthcare

Kinross Gold

Koch Industries

Kohler

Kohl’s

KPMG

Kum & Go LC

Kyocera Corporation

L-3 Communications

La Banque Toronto-Dominion

Land O’Lakes

Laureate Education

Leggett and Platt

Lend Lease

Lenovo

Leprino Foods

LES

Level 3 Communications

Levi Strauss

Lexmark International

LG&E and KU Energy

Liberty Mutual

Life Technologies

LifeCell

Limited

Lincoln Electric

Lincoln Financial

Loews

LOMA

L’Oreal

Lorillard Tobacco

Lower Colorado River Authority

LPL Financial

LSG Sky Chefs

Lubrizol

Luxottica Retail

LyondellBasell

Magellan Midstream Partners

Makino

Manitowoc

MAPFRE U.S.A.

Marathon Oil

Marathon Petroleum

MARKEL

Marriott International

Marsh & McLennan

Martin Marietta Materials

Mary Kay

Masco Corporation

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MasterCard

Mattel

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MB Financial

McClatchy

McDonald’s

McGraw-Hill

McKesson

MDA

MDU Resources

MeadWestvaco

Media General

Medicines Company

Medtronic

Memorial Sloan-Kettering Cancer Center

Mercedes-Benz Financial Services

Merck & Co.

Meredith

MetLife

MGE Energy

Micron Technology

Microsoft

MidAmerican Energy

Milacron

MillerCoors

Mohegan Sun Casino

Molnlycke Health Care

Molson Coors Brewing

Molycorp Minerals

MoneyGram International

Monsanto

Moody’s

Mosaic

Motorola Mobility

Motorola Solutions

Munich Re Group

Murphy Oil

Mutual of Omaha

Mylan

Nash-Finch

National CineMedia

Nationwide

Navigant Consulting

Navistar International

Navy Federal Credit Union

NBTY

NCCI Holdings

Neoris USA

Nestle USA

NeuStar

New York Life

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New York Times

New York University

Newmont Mining

NewPage

NextEra Energy

Nissan North America

Noble Energy

Nokia

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Northern Trust

Northrop Grumman

Northwest Bancorp Inc

NorthWestern Energy

Northwestern Mutual

NOVA Chemicals

Novartis

Novartis Consumer Health

Novo Nordisk Pharmaceuticals

Novus International

NRG Energy

NRUCFC

NSTAR

Nu Skin Enterprises

NV Energy

NW Natural

Nypro

Occidental Petroleum

Office Depot

OfficeMax

OGE Energy

Oglethorpe Power

Ohio Valley Electric

Omaha Public Power

Omgeo

Omnicare

OMNOVA Solutions

One America Financial Partners

OneBeacon Insurance

Openet

Oppenheimer Group

Orange Business Services

OSI Restaurant Partners

Owens Corning

Oxford Industries

Pacific Gas & Electric

Pacific Life

Pall Corporation

PANDORA

Parker Hannifin

Parsons

PATAGONIA

PCL Constructors

Pearson

People’s Bank

Pepco Holdings

Performance Food Group

PetSmart

Pfizer

Phillips 66

Phillips-Van Heusen

Phoenix Companies

Pinnacle West Capital

Pitney Bowes

PJM Interconnection

Plexus

PMI Group

PNM Resources

Polaris Industries

Polymer Group

PolyOne

Popular

Portfolio Recovery Associates

Portland General Electric

Potash

PPG Industries

PPL

Praxair

Premera Blue Cross

Presidential Life

Primary Energy Recycling

Principal Financial Group

Principal Financial Group

PrivateBancorp

Progressive

Proliance Holdings

Protective Life

Providence Health & Services

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Prudential Financial

Public Broadcasting Service

Public Service Enterprise Group

Publix Super Markets Inc

Puget Energy

Pulte Homes

Purdue Pharma

Purolator Courier

Quest Diagnostics

Quintiles

R.R. Donnelley

Rabobank

Ralcorp Holdings

Rayonier

Reckitt Benckiser

Reed Business Information

Reed Exhibitions

Regency Centers

Regions Financial

Rent-A-Center

Research in Motion

Revlon

Ricardo

Rio Tinto

RLI

Roche Diagnostics

Rockland Trust Company

Rockwell Automation

Rockwell Collins

Rohm Semiconductor USA

Rolls-Royce North America

Rowan Companies, Inc.

Royal Bank of Canada

RTI International

Ryder System

S.C. Johnson & Son

Salt River Project

Sanofi-Aventis

SAS Institute

Saudi Aramco

Savannah River Nuclear Solutions

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SBLI of Massachusetts

SCA Americas

SCANA

Schlumberger

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Scripps Networks Interactive

Seagate Technology

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Securian Financial Group

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Sempra Energy

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Sherwin-Williams

Shire Pharmaceuticals

Siemens AG

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SLM

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TE Connectivity

Tech Data

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The Babcock & Wilcox Company

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The Clarks Companies NA

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Thermo Fisher Scientific

Thomson Reuters

Thrivent Financial for Lutherans

TIAA-CREF

Tiffany

Time

Time Warner

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T-Mobile USA

Toro

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Tower International

Toyota Motor Engineering & Manufacturing

North America

Transamerica

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Travelers

Treasure Island Resort & Casino

Trepp

Tribune

Trident Seafoods

Trinity Industries

Tronox

TRW Automotive

Tupperware Brands

Tyson Foods

U.S. Bancorp

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UGI

UIL Holdings

Underwriters Laboratories

Unilever United States

Union Bank N.A.

Union Pacific

Unisys

United Rentals

United States Cellular

United Technologies

United Water

UnitedHealth

Unitil

University FCU

University of Maryland Medical Center University of Texas -M.D. Anderson Cancer Center

Unum Group

UPS

URS

USAA

Utica National Insurance

Valero Energy

Valmont Industries

Vectren

Verizon

Vertex Pharmaceuticals

VF

Viacom

Viad

Visa

Visiting Nurse Service of NY

Visteon

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VWR International

W.J. Bradley Mortgage Capital

Walt Disney

Warnaco

Warner Chilcott

Washington Post

Waste Management

Watson Pharmaceuticals

Webster Bank

Wellpoint

Wells Fargo

Wendy’s Group

Westar Energy

Western Union

Westlake Chemical

Weyerhaeuser

Whirlpool

Williams Companies

Willis North America

Wisconsin Energy

Wm. Wrigley Jr.

Wolf Creek Nuclear

Wolters Kluwer

WSFS Bank

Xcel Energy

Xerox

Xylem

YRC Worldwide

Yum! Brands

Zale

Zebra Technologies

Zions First National Bank

PRELIMINARY COPY

PATHEON INC.
8th Floor, 100 University Avenue
Toronto, Ontario M5J 2Y1
www.computershare.com
MR SAM SAMPLE 123 SAMPLES STREET SAMPLETOWN SS X9X 9X9	Security Class RESTRICTED VOTING SHARES Holder Account Number C1234567890	X X X

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This Form of Proxy is solicited by and on behalf of Management.

Notes to proxy

1.	Every holder has the right to appoint some other person or company of their choice, who need not be a holder, to attend and act on their behalf at the meeting or any adjournment(s) or postponement(s) thereof. If you wish to appoint a person or company other than the persons whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see reverse).

2.	If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If you are voting on behalf of a corporation or another individual you must sign this proxy with signing capacity stated, and you may be required to provide documentation evidencing your power to sign this proxy.

3.	This proxy should be signed in the exact manner as the name(s) appear(s) on the proxy.

4.	If this proxy is not dated, it will be deemed to bear the date on which it is mailed by Management to the holder.

5.	The securities represented by this proxy will be voted as directed by the holder, however, if such a direction is not made in respect of any matter then (a) where the Management Nominees (as herein defined) are appointed, this proxy will be voted as recommended by Management, or (b) where any other person is appointed as proxyholder, this proxy will be voted as the proxyholder sees fit.

6.	The securities represented by this proxy will be voted for or against each of the matters described herein, in accordance with the instructions of the holder, on any ballot that may be called for and, if the holder has specified a choice with respect to any matter to be acted on, the securities will be voted accordingly.

7.	This proxy confers discretionary authority in respect of amendments to matters identified in the Notice of Meeting or other matters that may properly come before the meeting or any adjournment(s) or postponement(s) thereof.
8.

This proxy should be read in conjunction with the accompanying documentation provided by Management. The accompanying documentation is also available on SEDAR at www.sedar.com and on EDGAR at www.sec.gov.

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Proxies submitted must be received by 5:00 pm, Eastern Time, on *, 2014.

VOTE USING THE TELEPHONE OR INTERNET 24 HOURS A DAY 7 DAYS A WEEK!

• Call the number listed BELOW from a touch tone telephone. 1-866-732-VOTE (8683) Toll Free	• Go to the following web site: www.investorvote.com • Smartphone? Scan the QR code to vote now.

If you vote by telephone or the Internet, DO NOT mail back this proxy.

Voting by mail may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual.

Voting by mail or by Internet are the only methods by which a holder may appoint a person as proxyholder other than the Management nominees named on the reverse of this proxy. Instead of mailing this proxy, you may choose one of the two voting methods outlined above to vote this proxy.

To vote by telephone or the Internet, you will need to provide your CONTROL NUMBER listed below.

CONTROL NUMBER    123456789012345

010IBB	CPUQC01.E.INT/000001/i1234

+	MR SAM SAMPLE	C1234567890 XXX 123	+

Appointment of Proxyholder
I/We being holder(s) of restricted voting shares of PATHEON INC. hereby appoint: James Mullen, President, Chief Executive Officer and Director or failing this person, Michael Lytton, Executive Vice President, Corporate Development and Strategy & General Counsel or failing this person, Stuart Grant, Chief Financial Officer (the “Management Nominees”)	OR	Print the name of the person you are appointing if this person is someone other than the Management Nominees listed herein.

as my/our proxyholder with full power of substitution and to vote in accordance with the following direction (or if no directions have been given, as the proxyholder sees fit) and all other matters that may properly come before the Special Meeting of PATHEON INC. to be held at *, Toronto, Ontario, on *, 2014 at * [am/pm] and at any adjournment(s) or postponement(s) thereof.

VOTING RECOMMENDATIONS ARE INDICATED BY HIGHLIGHTED TEXT OVER THE BOXES. With respect to the Arrangement Resolution, the voting recommendation is made by the board of directors of PATHEON INC., based on, among other things, the unanimous recommendation of the special committee of the board of directors composed entirely of independent directors. With respect to the Advisory Vote on Executive Compensation, the voting recommendation is made by the board of directors of PATHEON INC.

Please use a black or blue pen.

Mark your vote with an X as indicated below.

☒

For	Against	Abstain
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1. Arrangement Resolution

The special resolution, the full text of which is set forth in Annex G to the proxy statement and management information circular (the “Circular”) of Patheon Inc. (the “Corporation”) dated *, 2014 accompanying the notice of this meeting, to approve a plan of arrangement under section 192 of the Canada Business Corporations Act involving the Corporation pursuant to the arrangement agreement between the Corporation and JLL/Delta Patheon Holdings, L.P. dated November 18, 2013 (the “Arrangement Agreement”), all as more particularly described in the Circular.

☐	☐	☐
For	Against	Abstain

2. Advisory Vote on Executive Compensation

Resolution to approve, on an advisory and non-binding basis, and not to diminish the role and responsibilities of the board of directors of the Corporation, specified compensation that may become payable to the named executive officers of the Corporation in connection with the plan of arrangement under section 192 of the Canada Business Corporations Act involving the Corporation pursuant to the Arrangement Agreement, all as more particularly described in the Circular.

☐	☐	☐

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Authorized Signature(s) – This section must be completed for your instructions to be executed.	Signature(s)	Date
I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. If no voting instructions are indicated above, this Proxy will be voted (a) as recommended by Management where Management Nominees are appointed, or (b) as the proxyholder sees fit if such proxyholder is not a Management Nominee.		DD / MM / YY

PLEASE SIGN WITHIN BOX

¢	PTIQ	0 4 8 6 6 7	X X X X	A R 0	999999999999	+
010ICE